UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2021 through December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Report. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Semi-Annual Report

JPMorgan Access Funds

December 31, 2021 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Notably, the emergence of the omicron variant and a resurgence in the pandemic in the final months of 2021 led to higher volatility in global financial markets and weighed on global petroleum prices.

International developed markets equity also provided positive returns, though the strength of the economic rebound from 2020 was tempered in some regions by the inflationary pressures, supply chain bottlenecks and mixed success in battling the pandemic. Emerging markets equity prices fell during the period, partly driven investor concerns about the outlook for inflation and interest rates, as well increased scrutiny of large technology companies by regulators in China.

Meanwhile, fixed income markets largely underperformed amid low yields on sovereign debt, inflationary pressures and rising interest rates in emerging markets. High yield bonds (also known as “junk bonds”) outperformed corporate debt and emerging markets debt slumped during the period.

2	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	4.88%
Bloomberg Global Aggregate Index – Hedged USD	0.13%
MSCI World Index (net of foreign withholding taxes)	7.76%
Access Balanced Composite Benchmark	4.35%

Net Assets as of 12/31/2021 (In Thousands)	$483,274

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares outperformed the Bloomberg Global Aggregate Index – Hedged USD, its broad-based fixed income benchmark, and underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, for the six months ended December 31, 2021.

The Fund’s underweight allocation to core fixed income and its overall allocation to equity drove its outperformance relative to the Bloomberg Global Aggregate Index – Hedged USD, an all-fixed-income index. The Fund’s overall allocation to fixed income markets drove its underperformance relative to the MSCI World Index, an all-equity index.

The Fund’s Class I Shares outperformed the Fund’s composite benchmark, which consists of the MSCI World Index (55%), Bloomberg Global Aggregate Index – Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation to equity, particularly U.S. equity, and its underweight allocation to fixed income markets were leading contributors to performance relative to the composite benchmark. The Fund’s overweight allocation to emerging markets equity was the leading detractor from performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The portfolio management team believes we are in the middle of a new economic cycle and expect continued upside for risk assets over the next 12 months. The portfolio managers have a positive earnings outlook for 2022 and expect this, along with the strength of the U.S. consumer, to drive equity returns over the next year. Overall, the Fund is pro-cyclically positioned, and may look to add further to risk if markets present an opportunity.

While inflation may be higher this cycle, the team does not believe it will remain at levels that will cause a slowdown in growth. The team believes that the market is pricing in multiple Fed interest rate hikes in 2022, which it sees as a sign that investors expect the Fed will tighten more quickly than previously expected to curb inflation.

Despite the team’s view on rates, core bonds continue to play the important role of protection in multi-asset portfolios. However, the portfolio managers are complementing core bond exposure with an allocation to high yield corporate bonds (also known as “junk bonds”), which they believe still offer an attractive income opportunity and less exposure to the risk of rising interest rates.

Given the team’s positive outlook, the Fund maintains an overweight to equities, and the U.S. remains the largest allocation across regions. Recent additions were made to U.S. and international developed equities, funded from emerging markets, where recent shifts in the policy environment have lowered the team’s confidence in the earnings outlook.

The Fund remains underweight in core fixed income and duration in order to limit interest rate risk, and continues to hold a small position in corporate high yield given the team’s overall comfort with corporate credit conditions. Nonetheless, high quality core fixed income remains a key anchor to help diversify equity risk in the Fund’s portfolio.

The Fund’s alternatives allocation continues to serve as a diversifier against equity and interest rate volatility.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	33.9%
2.	Vanguard Total International Bond ETF	14.1
3.	JPMorgan BetaBuilders Europe ETF	10.5
4.	SPDR S&P 500 ETF Trust	7.8
5.	JPMorgan Core Bond Fund Class R6 Shares	5.8
6.	Vanguard Short-Term Bond ETF	2.9
7.	JPMorgan BetaBuilders Japan ETF	2.2
8.	JPMorgan BetaBuilders Canada ETF	2.0
9.	iShares US Treasury Bond ETF	2.0
10.	Lord Abbett Short Duration Income Fund Class F3 Shares	1.9

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	42.7%
Fixed Income	31.4
International Equity	19.8
Alternative Assets	4.0
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

ETF	Exchange-Traded Fund

4	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge**		0.05%	7.37%	8.30%	6.55%
Without Sales Charge		4.76	12.41	9.30	7.04
CLASS C SHARES	January 4, 2010
With CDSC***		3.52	10.86	8.77	6.62
Without CDSC		4.52	11.86	8.77	6.62
CLASS I SHARES	September 30, 2009	4.88	12.71	9.58	7.32

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Global Aggregate Index — Hedged USD, the Access Balanced Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Global Aggregate Index (35%), Bloomberg T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%).

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

From the inception date of September 30, 2009 to June 30, 2011, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.64%
MSCI World Index (net of foreign withholding taxes)	7.76%
Bloomberg Global Aggregate Index — Hedged USD	0.13%
Access Growth Composite Benchmark	5.86%

Net Assets as of 12/31/2021 (In Thousands)	$533,922

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, and outperformed the Bloomberg Global Aggregate Index — Hedged USD, its broad-based fixed income benchmark, for the six months ended December 31, 2021.

The Fund’s overall allocation to fixed income markets, which underperformed equity markets during the period, drove its underperformance relative to the MSCI World Index, which is an all-equity index. The Fund’s underweight allocation to core fixed income and its overweight allocation to emerging markets equity drove its outperformance relative to the Bloomberg Global Aggregate Index — Hedged USD, which is an all-fixed income index.

For the period, the Fund’s Class I Shares outperformed the Fund’s composite benchmark, which consists of the MSCI World Index (75%), Bloomberg Global Aggregate Index — Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s overweight allocation to equity, particularly U.S. equity, and its underweight allocation to fixed income securities were leading contributors to performance relative to the composite benchmark. The Fund’s overweight allocation to emerging markets equity was a leading detractor from performance relative to the composite benchmark.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The portfolio management team believes we are in the middle of a new economic cycle and expect continued upside for risk assets over the next 12 months. The portfolio managers have a positive earnings outlook for 2022 and expect this, along with the strength of the U.S. consumer, to drive equity returns over the next year. Overall, the Fund is pro-cyclically positioned, and may look to add further to risk if markets present an opportunity.

While inflation may be higher this cycle, the team does not believe it will remain at levels that will cause a slowdown in growth. The team believes that the market is pricing in multiple Fed interest rate hikes in 2022, which it sees as a sign investors expect the Fed will tighten more quickly than previously expected to curb inflation.

Despite the team’s view on rates, core bonds continue to play the important role of protection in multi-asset portfolios. However, the portfolio managers are complementing core bond exposure with an allocation to high yield corporate bonds (also known as “junk bonds”), which they believe still offer an attractive income opportunity and less exposure to the risk of rising interest rates.

Given the team’s positive outlook, the Fund maintains an overweight to equities, and the U.S. remains the largest allocation across regions. Recent additions were made to U.S. and international developed equities, funded from emerging markets, where recent shifts in the policy environment have lowered the team’s confidence in the earnings outlook.

The Fund remains underweight in core fixed income and duration in order to limit interest rate risk, and continues to hold a small position in corporate high yield given the team’s overall comfort with corporate credit conditions. Nonetheless, high quality core fixed income remains a key anchor to help diversify equity risk in the Fund’s portfolio.

The Fund’s alternatives allocation continues to serve as a diversifier against equity and interest rate volatility.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	iShares Core S&P 500 ETF	37.0%
2.	SPDR S&P 500 ETF Trust	17.3
3.	JPMorgan BetaBuilders Europe ETF	12.1
4.	iShares MSCI EAFE ETF	4.0
5.	JPMorgan Core Bond Fund Class R6 Shares	3.9
6.	JPMorgan BetaBuilders Canada ETF	3.1
7.	JPMorgan BetaBuilders Japan ETF	3.1
8.	JPMorgan BetaBuilders Developed Asia ex-Japan ETF	2.0
9.	Lord Abbett Short Duration Income Fund Class F3 Shares	1.9
10.	JPMorgan High Yield Fund Class R6 Shares	1.9

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	55.2%
International Equity	27.0
Fixed Income	12.3
Alternative Assets	3.9
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund

8	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge**		1.69%	12.42%	10.49%	8.29%
Without Sales Charge		6.47	17.70	11.52	8.79
CLASS C SHARES	January 4, 2010
With CDSC***		5.21	16.11	10.98	8.37
Without CDSC		6.21	17.11	10.98	8.37
CLASS I SHARES	September 30, 2009	6.64	17.96	11.81	9.08

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Global Aggregate Index — Hedged USD, the Access Growth Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Global Aggregate Index — Hedged USD (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Global Aggregate Index (15%), Bloomberg T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to June 30, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Capital U.S. Aggregate

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 79.4%

Fixed Income — 20.0%

iShares MBS ETF	44	4,684

iShares US Treasury Bond ETF	360	9,597

Vanguard Short-Term Bond ETF	174	14,048

Vanguard Total International Bond ETF	1,238	68,269

Total Fixed Income		96,598

International Equity — 17.5%

iShares MSCI EAFE ETF	60	4,755

JPMorgan BetaBuilders Canada ETF (a)	144	9,670

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	150	8,119

JPMorgan BetaBuilders Europe ETF (a)	856	51,125

JPMorgan BetaBuilders Japan ETF (a)	197	10,862

Total International Equity		84,531

U.S. Equity — 41.9%

iShares Core S&P 500 ETF	346	164,895

SPDR S&P 500 ETF Trust	80	37,854

Total U.S. Equity		202,749

Total Exchange-Traded Funds (Cost $281,488)		383,878

Investment Companies — 16.6%

Alternative Assets — 4.1%

Blackstone Alternative Multi-Strategy Fund Class Y Shares *	850	8,947

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	32	6,330

Neuberger Berman Long Short Fund Class Institutional Shares *	244	4,362

Total Alternative Assets		19,639

Fixed Income — 11.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,385	28,212

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	561	4,726

JPMorgan High Yield Fund Class R6 Shares (a)	1,267	9,198

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	442	4,864

Lord Abbett Short Duration Income Fund Class F3 Shares	2,217	9,221

Total Fixed Income		56,221

U.S. Equity — 0.9%

BlackRock Event Driven Equity Fund Class Institutional Shares	437	4,339

Total Investment Companies (Cost $73,986)		80,199

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 2.4%

Aerospace & Defense — 0.1%

Airbus SE (France) *	1		81

Meggitt plc (United Kingdom) *	2		21

MTU Aero Engines AG (Germany)	—	(c)	22

Safran SA (France)	1		130

			254

Air Freight & Logistics — 0.0% (d)

DSV A/S (Denmark)	—	(c)	55

Auto Components — 0.0% (d)

Autoliv, Inc., SDR (Sweden)	—	(c)	25

Denso Corp. (Japan)	—	(c)	33

Magna International, Inc. (Canada)	1		55

Stanley Electric Co. Ltd. (Japan)	1		18

Sumitomo Rubber Industries Ltd. (Japan)	1		8

			139

Automobiles — 0.0% (d)

Honda Motor Co. Ltd. (Japan)	1		14

Suzuki Motor Corp. (Japan)	1		23

Toyota Motor Corp. (Japan)	5		87

			124

Banks — 0.3%

Australia & New Zealand Banking Group Ltd. (Australia)	1		27

Banco Bilbao Vizcaya Argentaria SA (Spain)	8		49

BNP Paribas SA (France)	1		95

Close Brothers Group plc (United Kingdom)	1		11

DBS Group Holdings Ltd. (Singapore)	4		85

DNB Bank ASA (Norway)	5		112

Erste Group Bank AG (Austria)	1		30

HDFC Bank Ltd., ADR (India)	1		39

ING Groep NV (Netherlands)	7		96

Intesa Sanpaolo SpA (Italy)	18		46

Lloyds Banking Group plc (United Kingdom)	49		32

Mitsubishi UFJ Financial Group, Inc. (Japan)	5		24

National Bank of Canada (Canada)	1		57

Standard Chartered plc (United Kingdom)	2		12

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		17

Svenska Handelsbanken AB, Class A (Sweden)	3		32

United Overseas Bank Ltd. (Singapore)	2		40

			804

Beverages — 0.1%

Anheuser-Busch InBev SA (Belgium)	1		66

Carlsberg A/S, Class B (Denmark)	1		102

Diageo plc (United Kingdom)	2		112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Beverages — continued

Kirin Holdings Co. Ltd. (Japan)	1		16

Pernod Ricard SA (France)	—	(c)	44

			340

Biotechnology — 0.0% (d)

BeiGene Ltd., ADR (China) *	—	(c)	56

Genmab A/S (Denmark) *	—	(c)	86

			142

Building Products — 0.0% (d)

Assa Abloy AB, Class B (Sweden)	1		18

Daikin Industries Ltd. (Japan)	—	(c)	13

			31

Capital Markets — 0.1%

Allfunds Group plc (United Kingdom) *	1		21

Bridgepoint Group plc (United Kingdom) * (e)	3		19

Deutsche Boerse AG (Germany)	—	(c)	15

Euronext NV (Netherlands) (e)	1		63

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1		63

Julius Baer Group Ltd. (Switzerland)	1		36

London Stock Exchange Group plc (United Kingdom)	1		113

Macquarie Group Ltd. (Australia)	—	(c)	36

Partners Group Holding AG (Switzerland)	—	(c)	21

XP, Inc., Class A (Brazil) *	—	(c)	14

			401

Chemicals — 0.1%

Air Liquide SA (France)	—	(c)	86

Akzo Nobel NV (Netherlands)	—	(c)	38

Asahi Kasei Corp. (Japan)	6		56

BASF SE (Germany)	—	(c)	32

Covestro AG (Germany) (e)	—	(c)	26

Givaudan SA (Registered) (Switzerland)	—	(c)	79

Johnson Matthey plc (United Kingdom)	1		29

Kansai Paint Co. Ltd. (Japan)	—	(c)	11

Shin-Etsu Chemical Co. Ltd. (Japan)	1		86

Tosoh Corp. (Japan)	—	(c)	4

Umicore SA (Belgium)	—	(c)	20

			467

Communications Equipment — 0.0% (d)

Nokia OYJ (Finland) *	4		22

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	5		52

			74

INVESTMENTS	SHARES (000)		VALUE ($000)

Containers & Packaging — 0.0% (d)

Amcor plc, CHDI	2		21

Diversified Financial Services — 0.0% (d)

Challenger Ltd. (Australia)	3		13

Element Fleet Management Corp. (Canada)	3		34

Mitsubishi HC Capital, Inc. (Japan)	3		12

			59

Diversified Telecommunication Services — 0.0% (d)

Koninklijke KPN NV (Netherlands)	6		20

KT Corp. (South Korea)	1		15

Nippon Telegraph & Telephone Corp. (Japan)	4		96

Telecom Italia SpA (Italy)	27		13

			144

Electric Utilities — 0.0% (d)

Enel SpA (Italy)	11		90

Iberdrola SA (Spain)	5		60

Orsted A/S (Denmark) (e)	—	(c)	24

			174

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	5		176

Legrand SA (France)	—	(c)	32

Mitsubishi Electric Corp. (Japan)	4		48

Nidec Corp. (Japan)	—	(c)	42

Prysmian SpA (Italy)	1		38

			336

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	2		148

Keyence Corp. (Japan)	—	(c)	182

Murata Manufacturing Co. Ltd. (Japan)	1		64

Omron Corp. (Japan)	—	(c)	30

			424

Energy Equipment & Services — 0.0% (d)

Worley Ltd. (Australia)	3		25

Equity Real Estate Investment Trusts (REITs) — 0.0% (d)

Great Portland Estates plc (United Kingdom)	3		26

Scentre Group (Australia)	9		21

			47

Food & Staples Retailing — 0.0% (d)

Seven & i Holdings Co. Ltd. (Japan)	1		49

Welcia Holdings Co. Ltd. (Japan)	—	(c)	12

			61

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Food Products — 0.1%

Associated British Foods plc (United Kingdom)	1		22

Barry Callebaut AG (Registered) (Switzerland)	—	(c)	24

Danone SA (France)	—	(c)	11

Nestle SA (Registered) (Switzerland)	2		321

Wilmar International Ltd. (China)	10		31

			409

Gas Utilities — 0.0% (d)

Beijing Enterprises Holdings Ltd. (China)	3		10

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)	—	(c)	17

Asahi Intecc Co. Ltd. (Japan)	—	(c)	6

Elekta AB, Class B (Sweden)	2		23

Hoya Corp. (Japan)	—	(c)	42

Koninklijke Philips NV (Netherlands)	2		68

Sartorius AG (Preference) (Germany)	—	(c)	42

Siemens Healthineers AG (Germany) (e)	1		50

Straumann Holding AG (Registered) (Switzerland)	—	(c)	81

Terumo Corp. (Japan)	1		23

			352

Health Care Providers & Services — 0.0% (d)

Fresenius SE & Co. KGaA (Germany)	1		36

Hotels, Restaurants & Leisure — 0.0% (d)

Compass Group plc (United Kingdom)*	2		48

Household Durables — 0.0% (d)

Panasonic Corp. (Japan)	3		30

Persimmon plc (United Kingdom)	1		33

Sony Group Corp. (Japan)	—	(c)	50

			113

Household Products — 0.0% (d)

Reckitt Benckiser Group plc (United Kingdom)	1		54

Unicharm Corp. (Japan)	1		31

			85

Independent Power and Renewable Electricity Producers — 0.0% (d)

Electric Power Development Co. Ltd. (Japan)	1		12

Industrial Conglomerates — 0.0% (d)

DCC plc (United Kingdom)	—	(c)	26

Jardine Matheson Holdings Ltd. (Hong Kong)	1		28

Melrose Industries plc (United Kingdom)	17		37

Siemens AG (Registered) (Germany)	1		140

			231

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — 0.2%

AIA Group Ltd. (Hong Kong)	13		135

Aon plc, Class A	—	(c)	30

Aviva plc (United Kingdom)	5		25

AXA SA (France)	3		81

Definity Financial Corp. (Canada) *	—	(c)	6

Direct Line Insurance Group plc (United Kingdom)	5		17

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(c)	82

PICC Property & Casualty Co. Ltd., Class H (China)	24		20

Ping An Insurance Group Co. of China Ltd., Class H (China)	2		14

Sampo OYJ, Class A (Finland)	1		54

Storebrand ASA (Norway)	4		39

Sun Life Financial, Inc. (Canada)	1		62

Tokio Marine Holdings, Inc. (Japan)	1		45

Zurich Insurance Group AG (Switzerland)	—	(c)	45

			655

Interactive Media & Services — 0.0% (d)

Adevinta ASA (France) *	2		30

NAVER Corp. (South Korea) *	—	(c)	31

Tencent Holdings Ltd. (China)	1		79

Z Holdings Corp. (Japan)	4		23

			163

Internet & Direct Marketing Retail — 0.0% (d)

Alibaba Group Holding Ltd., ADR (China) *	—	(c)	8

ASOS plc (United Kingdom) *	1		25

Coupang, Inc. (South Korea) *	—	(c)	6

MercadoLibre, Inc. (Argentina) *	—	(c)	63

THG plc (United Kingdom) *	1		4

Zalando SE (Germany) * (e)	—	(c)	32

			138

IT Services — 0.0% (d)

Amadeus IT Group SA (Spain) *	—	(c)	21

Fujitsu Ltd. (Japan)	—	(c)	17

NTT Data Corp. (Japan)	3		69

Obic Co. Ltd. (Japan)	—	(c)	46

			153

Life Sciences Tools & Services — 0.0% (d)

Evotec SE (Germany) *	—	(c)	22

Machinery — 0.0% (d)

Epiroc AB, Class A (Sweden)	1		32

KION Group AG (Germany)	—	(c)	48

Knorr-Bremse AG (Germany)	—	(c)	17

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Machinery — continued

SMC Corp. (Japan)	—	(c)	89

THK Co. Ltd. (Japan)	1		12

			198

Media — 0.0% (d)

CyberAgent, Inc. (Japan)	2		38

Nordic Entertainment Group AB, Class B (Sweden) *	—	(c)	14

Stroeer SE & Co. KGaA (Germany)	—	(c)	18

WPP plc (United Kingdom)	3		45

			115

Metals & Mining — 0.0% (d)

Antofagasta plc (Chile)	2		33

BHP Group Ltd. (Australia)	1		16

BHP Group plc (Australia)	2		58

IGO Ltd. (Australia)	7		61

Rio Tinto Ltd. (Australia)	—	(c)	13

Rio Tinto plc (Australia)	—	(c)	17

South32 Ltd. (Australia)	8		24

Vale SA, ADR (Brazil)	1		10

			232

Multiline Retail — 0.0% (d)

B&M European Value Retail SA (United Kingdom)	4		35

Next plc (United Kingdom)	—	(c)	35

			70

Multi-Utilities — 0.0% (d)

Engie SA (France)	9		128

National Grid plc (United Kingdom)	3		40

			168

Oil, Gas & Consumable Fuels — 0.0% (d)

Equinor ASA (Norway)	2		60

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1		24

TotalEnergies SE (France)	2		82

			166

Paper & Forest Products — 0.0% (d)

Stora Enso OYJ, Class R (Finland)	2		34

Personal Products — 0.1%

L’Oreal SA (France)	—	(c)	171

Pola Orbis Holdings, Inc. (Japan)	—	(c)	5

Unilever plc (United Kingdom)	2		121

			297

INVESTMENTS	SHARES (000)		VALUE ($000)

Pharmaceuticals — 0.3%

Astellas Pharma, Inc. (Japan)	4		70

AstraZeneca plc (United Kingdom)	1		154

AstraZeneca plc, ADR (United Kingdom)	1		62

Bayer AG (Registered) (Germany)	1		43

Daiichi Sankyo Co. Ltd. (Japan)	1		21

GlaxoSmithKline plc, ADR (United Kingdom)	1		40

HUTCHMED China Ltd., ADR (China) *	1		31

Ipsen SA (France)	—	(c)	17

Novartis AG (Registered) (Switzerland)	1		83

Novo Nordisk A/S, Class B (Denmark)	2		215

Otsuka Holdings Co. Ltd. (Japan)	1		25

Roche Holding AG (Switzerland)	—	(c)	132

Sanofi (France)	1		90

Shionogi & Co. Ltd. (Japan)	1		69

			1,052

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	—	(c)	33

Recruit Holdings Co. Ltd. (Japan)	2		98

RELX plc (United Kingdom)	2		75

TechnoPro Holdings, Inc. (Japan)	1		33

Teleperformance (France)	—	(c)	32

			271

Real Estate Management & Development — 0.0% (d)

Altus Group Ltd. (Canada)	—	(c)	16

Mitsui Fudosan Co. Ltd. (Japan)	2		40

			56

Road & Rail — 0.0% (d)

Canadian National Railway Co. (Canada)	—	(c)	6

Canadian National Railway Co. (Canada)	—	(c)	2

Central Japan Railway Co. (Japan)	—	(c)	27

TFI International, Inc. (Canada)	1		62

			97

Semiconductors & Semiconductor Equipment — 0.3%

ASML Holding NV (Netherlands)	—	(c)	318

Broadcom, Inc.	—	(c)	76

NXP Semiconductors NV (China)	—	(c)	63

Renesas Electronics Corp. (Japan) *	2		19

STMicroelectronics NV (Singapore)	2		79

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2		194

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	6		133

Tokyo Electron Ltd. (Japan)	—	(c)	100

			982

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — 0.1%

Atlassian Corp. plc, Class A *	—	(c)	32

AVEVA Group plc (United Kingdom)	—	(c)	16

Dassault Systemes SE (France)	—	(c)	9

Dye & Durham Ltd. (Canada)	1		21

Lightspeed Commerce, Inc. (Canada) *	—	(c)	6

Nice Ltd., ADR (Israel) *	—	(c)	27

SAP SE (Germany)	1		139

			250

Specialty Retail — 0.0% (d)

Industria de Diseno Textil SA (Spain)	2		71

Kingfisher plc (United Kingdom)	11		52

Nitori Holdings Co. Ltd. (Japan)	—	(c)	32

			155

Technology Hardware, Storage & Peripherals — 0.0% (d)

Samsung Electronics Co. Ltd. (South Korea)	1		83

Textiles, Apparel & Luxury Goods — 0.2%

adidas AG (Germany)	—	(c)	24

China Hongxing Sports Ltd. (China) * ‡	743		—	(c)

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(c)	40

Dr. Martens plc (United Kingdom) *	3		18

EssilorLuxottica SA (France)	1		162

Hermes International (France)	—	(c)	84

Kering SA (France)	—	(c)	167

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(c)	71

Moncler SpA (Italy)	1		37

Samsonite International SA * (e)	6		12

			615

Thrifts & Mortgage Finance — 0.0% (d)

Housing Development Finance Corp. Ltd. (India)	1		26

Tobacco — 0.0% (d)

British American Tobacco plc (United Kingdom)	2		81

Trading Companies & Distributors — 0.0% (d)

Ashtead Group plc (United Kingdom)	1		52

Bunzl plc (United Kingdom)	1		22

Mitsubishi Corp. (Japan)	2		51

Sumitomo Corp. (Japan)	2		28

			153

Wireless Telecommunication Services — 0.0% (d)

America Movil SAB de CV, Class L, ADR (Mexico)	1		23

SoftBank Group Corp. (Japan)	—	(c)	19

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — continued

Vodafone Group plc, ADR (United Kingdom)	2	34

		76

Total Common Stocks (Cost $6,603)		11,726

	NO. OF WARRANTS (000)
Warrants — 0.0% (d)

Textiles, Apparel & Luxury Goods — 0.0% (d)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 USD (Switzerland) * (Cost $—)	1	1

	SHARES (000)
Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (f) (Cost $9,995)	9,992	9,996

Total Investments — 100.5% (Cost $372,072)		485,800
Liabilities in Excess of Other Assets — (0.5)% (g)		(2,526)

NET ASSETS — 100.0%		$483,274

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
United States	94.3%
Ireland	1.3
Others (each less than 1.0%)	2.3
Short-Term Investments	2.1

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than one thousand.
(d)	Amount rounds to less than 0.1% of net assets.
(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(f)	The rate shown is the current yield as of December 31, 2021.
(g)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 83.4%

Fixed Income — 4.6%

iShares 20+ Year Treasury Bond ETF	34	5,053

iShares MBS ETF	48	5,178

iShares US Treasury Bond ETF	189	5,051

Vanguard Total International Bond ETF	179	9,852

Total Fixed Income		25,134

International Equity — 24.4%

iShares MSCI EAFE ETF	270	21,232

JPMorgan BetaBuilders Canada ETF (a)	244	16,367

JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	201	10,898

JPMorgan BetaBuilders Europe ETF (a)	1,086	64,875

JPMorgan BetaBuilders Japan ETF (a)	297	16,356

Total International Equity		129,728

U.S. Equity — 54.4%

iShares Core S&P 500 ETF	415	197,854

SPDR S&P 500 ETF Trust	195	92,380

Total U.S. Equity		290,234

Total Exchange-Traded Funds (Cost $283,044)		445,096

Investment Companies — 12.5%

Alternative Assets — 3.9%

Blackstone Alternative Multi-Strategy Fund Class Y Shares *	882	9,282

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	35	6,972

Neuberger Berman Long Short Fund Class Institutional Shares *	266	4,765

Total Alternative Assets		21,019

Fixed Income — 7.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,742	20,611

JPMorgan High Yield Fund Class R6 Shares (a)	1,362	9,888

Lord Abbett Short Duration Income Fund Class F3 Shares	2,452	10,199

Total Fixed Income		40,698

U.S. Equity — 0.9%

BlackRock Event Driven Equity Fund Class Institutional Shares	495	4,908

Total Investment Companies (Cost $60,829)		66,625

Common Stocks — 2.8%

Aerospace & Defense — 0.1%

Airbus SE (France) *	1	102

Meggitt plc (United Kingdom) *	3	27

INVESTMENTS	SHARES (000)		VALUE ($000)

Aerospace & Defense — continued

MTU Aero Engines AG (Germany)	—	(c)	27

Safran SA (France)	1		167

			323

Air Freight & Logistics — 0.0% (d)

DSV A/S (Denmark)	—	(c)	69

Auto Components — 0.0% (d)

Autoliv, Inc., SDR (Sweden)	—	(c)	33

Denso Corp. (Japan)	1		41

Magna International, Inc. (Canada)	1		70

Stanley Electric Co. Ltd. (Japan)	1		23

Sumitomo Rubber Industries Ltd. (Japan)	1		10

			177

Automobiles — 0.0% (d)

Honda Motor Co. Ltd. (Japan)	1		17

Suzuki Motor Corp. (Japan)	1		31

Toyota Motor Corp. (Japan)	6		115

			163

Banks — 0.3%

Australia & New Zealand Banking Group Ltd. (Australia)	2		36

Banco Bilbao Vizcaya Argentaria SA (Spain)	11		63

BNP Paribas SA (France)	2		114

Close Brothers Group plc (United Kingdom)	1		14

DBS Group Holdings Ltd. (Singapore)	4		106

DNB Bank ASA (Norway)	6		140

Erste Group Bank AG (Austria)	1		40

HDFC Bank Ltd., ADR (India)	1		49

ING Groep NV (Netherlands)	9		125

Intesa Sanpaolo SpA (Italy)	23		58

Lloyds Banking Group plc (United Kingdom)	63		41

Mitsubishi UFJ Financial Group, Inc. (Japan)	6		32

National Bank of Canada (Canada)	1		75

Standard Chartered plc (United Kingdom)	3		16

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1		23

Svenska Handelsbanken AB, Class A (Sweden)	4		43

United Overseas Bank Ltd. (Singapore)	3		52

			1,027

Beverages — 0.1%

Anheuser-Busch InBev SA (Belgium)	1		83

Carlsberg A/S, Class B (Denmark)	1		129

Diageo plc (United Kingdom)	3		145

Kirin Holdings Co. Ltd. (Japan)	1		21

Pernod Ricard SA (France)	—	(c)	55

			433

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Biotechnology — 0.0% (d)

BeiGene Ltd., ADR (China) *	—	(c)	71

Genmab A/S (Denmark) *	—	(c)	108

			179

Building Products — 0.0% (d)

Assa Abloy AB, Class B (Sweden)	1		23

Daikin Industries Ltd. (Japan)	—	(c)	16

			39

Capital Markets — 0.1%

Allfunds Group plc (United Kingdom) *	2		33

Bridgepoint Group plc (United Kingdom) * (e)	4		24

Deutsche Boerse AG (Germany)	—	(c)	19

Euronext NV (Netherlands) (e)	1		80

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	1		79

Julius Baer Group Ltd. (Switzerland)	1		45

London Stock Exchange Group plc (United Kingdom)	2		142

Macquarie Group Ltd. (Australia)	—	(c)	47

Partners Group Holding AG (Switzerland)	—	(c)	28

XP, Inc., Class A (Brazil) *	1		18

			515

Chemicals — 0.1%

Air Liquide SA (France)	1		111

Akzo Nobel NV (Netherlands)	—	(c)	49

Asahi Kasei Corp. (Japan)	8		71

BASF SE (Germany)	1		42

Covestro AG (Germany) (e)	1		33

Givaudan SA (Registered) (Switzerland)	—	(c)	100

Johnson Matthey plc (United Kingdom)	1		37

Kansai Paint Co. Ltd. (Japan)	1		14

Shin-Etsu Chemical Co. Ltd. (Japan)	1		111

Tosoh Corp. (Japan)	—	(c)	4

Umicore SA (Belgium)	1		26

			598

Communications Equipment — 0.0% (d)

Nokia OYJ (Finland) *	4		28

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	6		68

			96

Containers & Packaging — 0.0% (d)

Amcor plc, CHDI	2		28

Diversified Financial Services — 0.0% (d)

Challenger Ltd. (Australia)	3		16

Element Fleet Management Corp. (Canada)	4		45

Mitsubishi HC Capital, Inc. (Japan)	3		16

			77

INVESTMENTS	SHARES (000)		VALUE ($000)

Diversified Telecommunication Services — 0.0% (d)

Koninklijke KPN NV (Netherlands)	8		25

KT Corp. (South Korea)	1		20

Nippon Telegraph & Telephone Corp. (Japan)	5		126

Telecom Italia SpA (Italy)	34		16

			187

Electric Utilities — 0.0% (d)

Enel SpA (Italy)	14		115

Iberdrola SA (Spain)	6		75

Orsted A/S (Denmark) (e)	—	(c)	30

			220

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	6		227

Legrand SA (France)	—	(c)	41

Mitsubishi Electric Corp. (Japan)	5		63

Nidec Corp. (Japan)	—	(c)	53

Prysmian SpA (Italy)	1		50

			434

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	3		185

Keyence Corp. (Japan)	—	(c)	229

Murata Manufacturing Co. Ltd. (Japan)	1		79

Omron Corp. (Japan)	—	(c)	30

			523

Energy Equipment & Services — 0.0% (d)

Worley Ltd. (Australia)	4		33

Equity Real Estate Investment Trusts (REITs) — 0.0% (d)

Great Portland Estates plc (United Kingdom)	3		33

Scentre Group (Australia)	12		28

			61

Food & Staples Retailing — 0.0% (d)

Seven & i Holdings Co. Ltd. (Japan)	1		61

Welcia Holdings Co. Ltd. (Japan)	1		19

			80

Food Products — 0.1%

Associated British Foods plc (United Kingdom)	1		27

Barry Callebaut AG (Registered) (Switzerland)	—	(c)	32

Danone SA (France)	—	(c)	14

Nestle SA (Registered) (Switzerland)	3		412

Wilmar International Ltd. (China)	13		41

			526

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Gas Utilities — 0.0% (d)

Beijing Enterprises Holdings Ltd. (China)	4		14

Health Care Equipment & Supplies — 0.1%

Alcon, Inc. (Switzerland)	—	(c)	22

Asahi Intecc Co. Ltd. (Japan)	—	(c)	9

Elekta AB, Class B (Sweden)	2		31

Hoya Corp. (Japan)	—	(c)	53

Koninklijke Philips NV (Netherlands)	2		87

Sartorius AG (Preference) (Germany)	—	(c)	53

Siemens Healthineers AG (Germany) (e)	1		67

Straumann Holding AG (Registered) (Switzerland)	—	(c)	102

Terumo Corp. (Japan)	1		28

			452

Health Care Providers & Services — 0.0% (d)

Fresenius SE & Co. KGaA (Germany)	1		46

Hotels, Restaurants & Leisure — 0.0% (d)

Compass Group plc (United Kingdom) *	3		62

Household Durables — 0.0% (d)

Panasonic Corp. (Japan)	4		38

Persimmon plc (United Kingdom)	1		42

Sony Group Corp. (Japan)	1		76

			156

Household Products — 0.0% (d)

Reckitt Benckiser Group plc (United Kingdom)	1		67

Unicharm Corp. (Japan)	1		40

			107

Independent Power and Renewable Electricity Producers — 0.0% (d)

Electric Power Development Co. Ltd. (Japan)	1		16

Industrial Conglomerates — 0.1%

DCC plc (United Kingdom)	—	(c)	34

Jardine Matheson Holdings Ltd. (Hong Kong)	1		35

Melrose Industries plc (United Kingdom)	22		48

Siemens AG (Registered) (Germany)	1		183

			300

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	17		169

Aon plc, Class A	—	(c)	38

Aviva plc (United Kingdom)	6		33

AXA SA (France)	4		107

Definity Financial Corp. (Canada) *	—	(c)	8

Direct Line Insurance Group plc (United Kingdom)	6		23

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	—	(c)	109

INVESTMENTS	SHARES (000)		VALUE ($000)

Insurance — continued

PICC Property & Casualty Co. Ltd., Class H (China)	32		26

Ping An Insurance Group Co. of China Ltd., Class H (China)	3		18

Sampo OYJ, Class A (Finland)	1		70

Storebrand ASA (Norway)	5		51

Sun Life Financial, Inc. (Canada)	1		80

Tokio Marine Holdings, Inc. (Japan)	1		61

Zurich Insurance Group AG (Switzerland)	—	(c)	59

			852

Interactive Media & Services — 0.0% (d)

Adevinta ASA (France) *	3		38

NAVER Corp. (South Korea) *	—	(c)	40

Tencent Holdings Ltd. (China)	2		96

Z Holdings Corp. (Japan)	5		29

			203

Internet & Direct Marketing Retail — 0.0% (d)

Alibaba Group Holding Ltd., ADR (China) *	—	(c)	11

ASOS plc (United Kingdom) *	1		33

Coupang, Inc. (South Korea) *	—	(c)	3

MercadoLibre, Inc. (Argentina) *	—	(c)	77

THG plc (United Kingdom) *	2		7

Zalando SE (Germany) * (e)	1		42

			173

IT Services — 0.0% (d)

Amadeus IT Group SA (Spain) *	—	(c)	28

Fujitsu Ltd. (Japan)	—	(c)	17

NTT Data Corp. (Japan)	4		90

Obic Co. Ltd. (Japan)	—	(c)	58

			193

Life Sciences Tools & Services — 0.0% (d)

Evotec SE (Germany) *	1		29

Machinery — 0.0% (d)

Epiroc AB, Class A (Sweden)	2		41

KION Group AG (Germany)	1		63

Knorr-Bremse AG (Germany)	—	(c)	22

SMC Corp. (Japan)	—	(c)	112

THK Co. Ltd. (Japan)	1		19

			257

Media — 0.0% (d)

CyberAgent, Inc. (Japan)	3		52

Nordic Entertainment Group AB, Class B (Sweden) *	—	(c)	18

Stroeer SE & Co. KGaA (Germany)	—	(c)	23

WPP plc (United Kingdom)	4		58

			151

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Metals & Mining — 0.1%

Antofagasta plc (Chile)	2		43

BHP Group Ltd. (Australia)	1		20

BHP Group plc (Australia)	3		75

IGO Ltd. (Australia)	10		80

Rio Tinto Ltd. (Australia)	—	(c)	16

Rio Tinto plc (Australia)	—	(c)	22

South32 Ltd. (Australia)	11		32

Vale SA, ADR (Brazil)	1		12

			300

Multiline Retail — 0.0% (d)

B&M European Value Retail SA (United Kingdom)	5		45

Next plc (United Kingdom)	—	(c)	45

			90

Multi-Utilities — 0.0% (d)

Engie SA (France)	11		164

National Grid plc (United Kingdom)	4		54

			218

Oil, Gas & Consumable Fuels — 0.0% (d)

Equinor ASA (Norway)	3		79

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1		31

TotalEnergies SE (France)	2		105

			215

Paper & Forest Products — 0.0% (d)

Stora Enso OYJ, Class R (Finland)	2		45

Personal Products — 0.1%

L’Oreal SA (France)	—	(c)	218

Pola Orbis Holdings, Inc. (Japan)	—	(c)	7

Unilever plc (United Kingdom)	3		156

			381

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	6		91

AstraZeneca plc (United Kingdom)	2		193

AstraZeneca plc, ADR (United Kingdom)	1		81

Bayer AG (Registered) (Germany)	1		56

Daiichi Sankyo Co. Ltd. (Japan)	1		27

GlaxoSmithKline plc, ADR (United Kingdom)	1		53

HUTCHMED China Ltd., ADR (China) *	1		40

Ipsen SA (France)	—	(c)	23

Novartis AG (Registered) (Switzerland)	1		108

Novo Nordisk A/S, Class B (Denmark)	2		269

Otsuka Holdings Co. Ltd. (Japan)	1		36

Roche Holding AG (Switzerland)	—	(c)	173

INVESTMENTS	SHARES (000)		VALUE ($000)

Pharmaceuticals — continued

Sanofi (France)	1		116

Shionogi & Co. Ltd. (Japan)	1		87

			1,353

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	1		42

Recruit Holdings Co. Ltd. (Japan)	2		127

RELX plc (United Kingdom)	3		95

TechnoPro Holdings, Inc. (Japan)	2		45

Teleperformance (France)	—	(c)	42

			351

Real Estate Management & Development — 0.0% (d)

Altus Group Ltd. (Canada)	—	(c)	20

Mitsui Fudosan Co. Ltd. (Japan)	3		50

			70

Road & Rail — 0.0% (d)

Canadian National Railway Co. (Canada)	—	(c)	14

Canadian National Railway Co. (Canada)	—	(c)	1

Central Japan Railway Co. (Japan)	—	(c)	27

TFI International, Inc. (Canada)	1		79

			121

Semiconductors & Semiconductor Equipment — 0.3%

ASML Holding NV (Netherlands)	1		405

Broadcom, Inc.	—	(c)	100

NXP Semiconductors NV (China)	—	(c)	82

Renesas Electronics Corp. (Japan) *	2		24

STMicroelectronics NV (Singapore)	2		99

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2		245

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	8		177

Tokyo Electron Ltd. (Japan)	—	(c)	112

			1,244

Software — 0.1%

Atlassian Corp. plc, Class A *	—	(c)	41

AVEVA Group plc (United Kingdom)	—	(c)	20

Dassault Systemes SE (France)	—	(c)	12

Dye & Durham Ltd. (Canada)	1		25

Lightspeed Commerce, Inc. (Canada) *	—	(c)	7

Nice Ltd., ADR (Israel) *	—	(c)	34

SAP SE (Germany)	1		177

			316

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Specialty Retail — 0.0% (d)

Industria de Diseno Textil SA (Spain)	3		90

Kingfisher plc (United Kingdom)	15		67

Nitori Holdings Co. Ltd. (Japan)	—	(c)	45

			202

Technology Hardware, Storage & Peripherals — 0.0% (d)

Samsung Electronics Co. Ltd. (South Korea)	2		108

Textiles, Apparel & Luxury Goods — 0.2%

adidas AG (Germany)	—	(c)	31

China Hongxing Sports Ltd. (China) * ‡	755		—	(c)

Cie Financiere Richemont SA (Registered) (Switzerland)	—	(c)	48

Dr. Martens plc (United Kingdom) *	4		24

EssilorLuxottica SA (France)	1		206

Hermes International (France)	—	(c)	105

Kering SA (France)	—	(c)	214

LVMH Moet Hennessy Louis Vuitton SE (France)	—	(c)	90

Moncler SpA (Italy)	1		48

Samsonite International SA * (e)	8		15

			781

Thrifts & Mortgage Finance — 0.0% (d)

Housing Development Finance Corp. Ltd. (India)	1		33

Tobacco — 0.0% (d)

British American Tobacco plc (United Kingdom)	3		103

Trading Companies & Distributors — 0.0% (d)

Ashtead Group plc (United Kingdom)	1		67

Bunzl plc (United Kingdom)	1		28

Mitsubishi Corp. (Japan)	2		67

Sumitomo Corp. (Japan)	2		36

			198

Wireless Telecommunication Services — 0.0% (d)

America Movil SAB de CV, Class L, ADR (Mexico)	1		29

SoftBank Group Corp. (Japan)	1		24

Vodafone Group plc, ADR (United Kingdom)	3		44

			97

Total Common Stocks (Cost $8,471)			15,025

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% (d)

Textiles, Apparel & Luxury Goods — 0.0% (d)

Cie Financiere Richemont SA expiring 11/22/2023, price 67.00 USD (Switzerland) * (Cost $—)	1	1

	SHARES (000)
Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (f) (Cost $8,548)	8,546	8,549

Total Investments — 100.3% (Cost $360,892)		535,296
Liabilities in Excess of Other Assets — (0.3)% (g)		(1,374)

NET ASSETS — 100.0%		$533,922

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
United States	94.3%
Ireland	1.3
Others (each less than 1.0%)	2.8
Short-Term Investments	1.6

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than one thousand.
(d)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(e)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(f)	The rate shown is the current yield as of December 31, 2021.
(g)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of certain underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$349,028		$387,752
Investments in affiliates, at value	136,772		147,544
Cash	105		107
Foreign currency, at value	118		154
Receivables:
Fund shares sold	1		—	(a)
Dividends from non-affiliates	150		375
Dividends from affiliates	—	(a)	—	(a)
Tax reclaims	72		118

Total Assets	486,246		536,050

LIABILITIES:
Payables:
Distributions	—	(a)	8
Investment securities purchased	—	(a)	—	(a)
Fund shares redeemed	2,780		1,898
Accrued liabilities:
Investment advisory fees	23		35
Administration fees	—	(a)	—	(a)
Distribution fees	—	(a)	—	(a)
Service fees	102		111
Custodian and accounting fees	35		35
Deferred foreign capital gains tax	1		1
Other	31		40

Total Liabilities	2,972		2,128

Net Assets	$483,274		$533,922

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$363,084	$353,461
Total distributable earnings (loss)	120,190	180,461

Total Net Assets	$483,274	$533,922

Net Assets:
Class A	$2,252	$1,495
Class C	116	66
Class I	480,906	532,361

Total	$483,274	$533,922

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	127	71
Class C	7	3
Class I	27,185	25,291

Net Asset Value (a):
Class A — Redemption price per share	$17.66	$21.02
Class C — Offering price per share (b)	17.59	20.66
Class I — Offering and redemption price per share	17.69	21.05
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.49	$22.01

Cost of investments in non-affiliates	$248,710	$230,657
Cost of investments in affiliates	123,362	130,235
Cost of foreign currency	115	151

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,710		$2,972
Dividend income from affiliates	2,033		2,353
Foreign taxes withheld (net)	(10)		(13)

Total investment income	5,733		5,312

EXPENSES:
Investment advisory fees	741		799
Administration fees	185		200
Distribution fees:
Class A	3		2
Class C	1		—	(a)
Service fees:
Class A	3		2
Class C	—	(a)	—	(a)
Class I	615		664
Custodian and accounting fees	45		45
Interest expense to affiliates	—	(a)	—	(a)
Professional fees	92		95
Trustees’ and Chief Compliance Officer’s fees	22		22
Printing and mailing costs	6		6
Registration and filing fees	23		26
Transfer agency fees (See Note 2.F.)	2		4
Other	7		7

Total expenses	1,745		1,872

Less fees waived	(679)		(672)

Net expenses	1,066		1,200

Net investment income (loss)	4,667		4,112

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,523	(b)	18,575	(b)
Investments in affiliates	117		71
Foreign currency transactions	(3)		(3)

Net realized gain (loss)	17,637		18,643

Distributions of capital gains received from investment company non-affiliates	782		374
Distributions of capital gains received from investment company affiliates	256		156
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	647	(c)	10,586	(c)
Investments in affiliates	(387)		147
Foreign currency translations	—	(a)	(2)

Change in net unrealized appreciation/depreciation	260		10,731

Net realized/unrealized gains (losses)	18,935		29,904

Change in net assets resulting from operations	$23,602		$34,016

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of less than one thousand.
(c)	Net of change in foreign capital gains tax of $1.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,667	$6,529	$4,112	$6,706
Net realized gain (loss)	17,637	39,124	18,643	28,671
Distributions of capital gains received from investment company non-affiliates	782	364	374	254
Distributions of capital gains received from investment company affiliates	256	711	156	292
Change in net unrealized appreciation/depreciation	260	48,137	10,731	87,732

Change in net assets resulting from operations	23,602	94,865	34,016	123,655

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(198)	(95)	(94)	(79)
Class C	(12)	(53)	(4)	(10)
Class I	(43,399)	(31,984)	(34,276)	(30,537)

Total distributions to shareholders	(43,609)	(32,132)	(34,374)	(30,626)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,404	(46,861)	11,722	(15,144)

NET ASSETS:
Change in net assets	(4,603)	15,872	11,364	77,885
Beginning of period	487,877	472,005	522,558	444,673

End of period	$483,274	$487,877	$533,922	$522,558

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$150	$1,063	$22	$258
Distributions reinvested	198	95	94	79
Cost of shares redeemed	(37)	(361)	(46)	(162)

Change in net assets resulting from Class A capital transactions	311	797	70	175

Class C
Proceeds from shares issued	10	—	—	—
Distributions reinvested	11	53	4	10
Cost of shares redeemed	(161)	(1,277)	(19)	(286)

Change in net assets resulting from Class C capital transactions	(140)	(1,224)	(15)	(276)

Class I
Proceeds from shares issued	25,492	23,944	19,713	37,282
Distributions reinvested	43,398	31,962	34,256	30,525
Cost of shares redeemed	(53,657)	(102,340)	(42,302)	(82,850)

Change in net assets resulting from Class I capital transactions	15,233	(46,434)	11,667	(15,043)

Total change in net assets resulting from capital transactions	$15,404	$(46,861)	$11,722	$(15,144)

SHARE TRANSACTIONS:
Class A
Issued	8	61	1	12
Reinvested	11	5	5	4
Redeemed	(2)	(20)	(2)	(8)

Change in Class A Shares	17	46	4	8

Class C
Issued	1	—	—	—
Reinvested	1	3	— (a)	1
Redeemed	(9)	(74)	(1)	(15)

Change in Class C Shares	(7)	(71)	(1)	(14)

Class I
Issued	1,422	1,378	941	1,927
Reinvested	2,448	1,848	1,636	1,592
Redeemed	(2,955)	(5,842)	(1,990)	(4,312)

Change in Class I Shares	915	(2,616)	587	(793)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$18.46	$0.16	$0.70	$0.86	$(0.22)	$(1.44)	$(1.66)
Year Ended June 30, 2021	16.24	0.19	3.15	3.34	(0.23)	(0.89)	(1.12)
Year Ended June 30, 2020	16.30	0.24	0.31	0.55	(0.27)	(0.34)	(0.61)
Year Ended June 30, 2019	16.43	0.23	0.60	0.83	(0.25)	(0.71)	(0.96)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)

Class C
Six Months Ended December 31, 2021 (Unaudited)	18.38	0.07	0.75	0.82	(0.17)	(1.44)	(1.61)
Year Ended June 30, 2021	16.16	0.09	3.15	3.24	(0.13)	(0.89)	(1.02)
Year Ended June 30, 2020	16.20	0.15	0.32	0.47	(0.17)	(0.34)	(0.51)
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)

Class I
Six Months Ended December 31, 2021 (Unaudited)	18.48	0.18	0.72	0.90	(0.25)	(1.44)	(1.69)
Year Ended June 30, 2021	16.26	0.23	3.15	3.38	(0.27)	(0.89)	(1.16)
Year Ended June 30, 2020	16.32	0.27	0.32	0.59	(0.31)	(0.34)	(0.65)
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$17.66	4.76%	$2,252	0.68%	1.71%	0.95%	9%
18.46	21.11	2,037	0.69	1.09	0.95	22
16.24	3.30	1,037	0.82	1.50	1.13	22
16.30	5.57	827	1.03	1.43	1.41	29
16.43	5.77	586	1.07	1.09	1.44	26
16.52	10.37	998	1.02	1.09	1.46	33

17.59	4.52	116	1.18	0.73	1.45	9
18.38	20.50	260	1.19	0.55	1.44	22
16.16	2.81	1,370	1.35	0.93	1.66	22
16.20	5.02	2,488	1.53	0.90	1.90	29
16.33	5.25	3,428	1.54	0.67	1.91	26
16.44	9.89	3,710	1.51	0.70	1.95	33

17.69	4.93	480,906	0.43	1.89	0.70	9
18.48	21.37	485,580	0.43	1.33	0.70	22
16.26	3.54	469,598	0.54	1.68	0.81	22
16.32	5.87	147,357	0.78	1.71	1.15	29
16.44	6.03	160,835	0.79	1.42	1.16	26
16.54	10.73	175,172	0.74	1.44	1.18	33

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$21.06	$0.14	$1.21	$1.35	$(0.21)	$(1.18)	$(1.39)
Year Ended June 30, 2021	17.37	0.22	4.70	4.92	(0.26)	(0.97)	(1.23)
Year Ended June 30, 2020	17.74	0.25	0.16	0.41	(0.26)	(0.52)	(0.78)
Year Ended June 30, 2019	17.92	0.22	0.62	0.84	(0.23)	(0.79)	(1.02)
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)

Class C
Six Months Ended December 31, 2021 (Unaudited)	20.73	0.08	1.19	1.27	(0.16)	(1.18)	(1.34)
Year Ended June 30, 2021	17.10	0.10	4.65	4.75	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2020	17.43	0.11	0.22	0.33	(0.14)	(0.52)	(0.66)
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)

Class I
Six Months Ended December 31, 2021 (Unaudited)	21.09	0.17	1.21	1.38	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2021	17.39	0.27	4.71	4.98	(0.31)	(0.97)	(1.28)
Year Ended June 30, 2020	17.75	0.27	0.18	0.45	(0.29)	(0.52)	(0.81)
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$21.02	6.52%	$1,495	0.70%	1.30%	0.95%	6%
21.06	29.10	1,426	0.71	1.15	0.95	19
17.37	2.17	1,017	0.85	1.47	1.22	21
17.74	5.30	583	1.06	1.25	1.42	24
17.92	7.55	748	1.13	1.03	1.48	27
17.83	13.64	631	1.08	0.58	1.49	34

20.66	6.21	66	1.20	0.76	1.45	6
20.73	28.52	81	1.21	0.54	1.45	19
17.10	1.71	312	1.39	0.61	1.68	21
17.43	4.73	898	1.55	0.80	1.91	24
17.65	7.09	1,044	1.57	0.41	1.92	27
17.59	13.14	1,251	1.57	0.13	1.97	34

21.05	6.64	532,361	0.45	1.54	0.70	6
21.09	29.45	521,051	0.46	1.39	0.70	19
17.39	2.44	443,344	0.58	1.56	0.84	21
17.75	5.53	177,270	0.80	1.56	1.16	24
17.94	7.93	198,850	0.81	1.21	1.16	27
17.84	14.01	218,861	0.79	1.13	1.20	34

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Access Balanced Fund	Class A, Class C and Class I	Diversified
JPMorgan Access Growth Fund	Class A, Class C and Class I	Diversified

The investment objective of JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts

34	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$254	$—	$254
Air Freight & Logistics	—	55	—	55
Auto Components	55	84	—	139
Automobiles	—	124	—	124
Banks	96	708	—	804
Beverages	—	340	—	340
Biotechnology	56	86	—	142
Building Products	—	31	—	31
Capital Markets	54	347	—	401
Chemicals	—	467	—	467
Communications Equipment	—	74	—	74
Containers & Packaging	—	21	—	21
Diversified Financial Services	34	25	—	59
Diversified Telecommunication Services	20	124	—	144
Electric Utilities	—	174	—	174
Electrical Equipment	—	336	—	336
Electronic Equipment, Instruments & Components	—	424	—	424
Energy Equipment & Services	—	25	—	25
Equity Real Estate Investment Trusts (REITs)	—	47	—	47
Food & Staples Retailing	—	61	—	61
Food Products	—	409	—	409
Gas Utilities	—	10	—	10
Health Care Equipment & Supplies	—	352	—	352
Health Care Providers & Services	—	36	—	36
Hotels, Restaurants & Leisure	—	48	—	48
Household Durables	—	113	—	113
Household Products	—	85	—	85

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Access Balanced Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Independent Power and Renewable Electricity Producers	$—	$12	$—		$12
Industrial Conglomerates	—	231	—		231
Insurance	98	557	—		655
Interactive Media & Services	—	163	—		163
Internet & Direct Marketing Retail	106	32	—		138
IT Services	—	153	—		153
Life Sciences Tools & Services	—	22	—		22
Machinery	—	198	—		198
Media	—	115	—		115
Metals & Mining	10	222	—		232
Multiline Retail	—	70	—		70
Multi-Utilities	—	168	—		168
Oil, Gas & Consumable Fuels	24	142	—		166
Paper & Forest Products	—	34	—		34
Personal Products	—	297	—		297
Pharmaceuticals	133	919	—		1,052
Professional Services	—	271	—		271
Real Estate Management & Development	16	40	—		56
Road & Rail	70	27	—		97
Semiconductors & Semiconductor Equipment	333	649	—		982
Software	86	164	—		250
Specialty Retail	—	155	—		155
Technology Hardware, Storage & Peripherals	—	83	—		83
Textiles, Apparel & Luxury Goods	18	597	—	(a)	615
Thrifts & Mortgage Finance	—	26	—		26
Tobacco	—	81	—		81
Trading Companies & Distributors	—	153	—		153
Wireless Telecommunication Services	57	19	—		76

Total Common Stocks	1,266	10,460	—	(a)	11,726

Exchange-Traded Funds	383,878	—	—		383,878
Investment Companies	73,869	—	—		73,869
Warrants	1	—	—		1
Short-Term Investments
Investment Companies	9,996	—	—		9,996

Total Investments in Securities	$469,010	$10,460	$—	(a)	$479,470

As of December 31, 2021, certain investments companies with a fair value of 6,330, have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for the Access Balanced Fund.

(a)	Amount rounds to less than one thousand.

Access Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$323	$—	$323
Air Freight & Logistics	—	69	—	69
Auto Components	70	107	—	177
Automobiles	—	163	—	163
Banks	124	903	—	1,027
Beverages	—	433	—	433

36	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Biotechnology	$71	$108	$—		$179
Building Products	—	39	—		39
Capital Markets	75	440	—		515
Chemicals	—	598	—		598
Communications Equipment	—	96	—		96
Containers & Packaging	—	28	—		28
Diversified Financial Services	45	32	—		77
Diversified Telecommunication Services	25	162	—		187
Electric Utilities	—	220	—		220
Electrical Equipment	—	434	—		434
Electronic Equipment, Instruments & Components	—	523	—		523
Energy Equipment & Services	—	33	—		33
Equity Real Estate Investment Trusts (REITs)	—	61	—		61
Food & Staples Retailing	—	80	—		80
Food Products	—	526	—		526
Gas Utilities	—	14	—		14
Health Care Equipment & Supplies	—	452	—		452
Health Care Providers & Services	—	46	—		46
Hotels, Restaurants & Leisure	—	62	—		62
Household Durables	—	156	—		156
Household Products	—	107	—		107
Independent Power and Renewable Electricity Producers	—	16	—		16
Industrial Conglomerates	—	300	—		300
Insurance	126	726	—		852
Interactive Media & Services	—	203	—		203
Internet & Direct Marketing Retail	131	42	—		173
IT Services	—	193	—		193
Life Sciences Tools & Services	—	29	—		29
Machinery	—	257	—		257
Media	—	151	—		151
Metals & Mining	12	288	—		300
Multiline Retail	—	90	—		90
Multi-Utilities	—	218	—		218
Oil, Gas & Consumable Fuels	31	184	—		215
Paper & Forest Products	—	45	—		45
Personal Products	—	381	—		381
Pharmaceuticals	174	1,179	—		1,353
Professional Services	—	351	—		351
Real Estate Management & Development	20	50	—		70
Road & Rail	94	27	—		121
Semiconductors & Semiconductor Equipment	427	817	—		1,244
Software	107	209	—		316
Specialty Retail	—	202	—		202
Technology Hardware, Storage & Peripherals	—	108	—		108
Textiles, Apparel & Luxury Goods	24	757	—	(a)	781
Thrifts & Mortgage Finance	—	33	—		33
Tobacco	—	103	—		103
Trading Companies & Distributors	—	198	—		198
Wireless Telecommunication Services	73	24	—		97

Total Common Stocks	1,629	13,396	—	(a)	15,025

Exchange-Traded Funds	445,096	—	—		445,096
Investment Companies	59,653	—	—		59,653
Warrants	1	—	—		1

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Short-Term Investments
Investment Companies	$8,549	$—	$—		$8,549

Total Investments in Securities	$514,928	$13,396	$—	(a)	$528,324

As of December 31, 2021, certain investments companies with a fair value of 6,972, have not been categorized in the fair value hierarchy as these investment companies are measured using the NAV per share as a practical expedient for the Access Growth Fund.

(a)	Amount rounds to less than one thousand.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of December 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the consolidated financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Fund’s and ETFs’ distributions may be reinvested into such Underlying Fund/Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Access Balanced Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$9,616	$—	$307	$83	$278	$9,670	144	$133	$—
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	7,475	1,189	—	—	(545)	8,119	150	293	—
JPMorgan BetaBuilders Europe ETF (a)	41,157	9,101	—	—	867	51,125	856	674	—
JPMorgan BetaBuilders Japan ETF (a)	14,252	1,300	4,493	11	(208)	10,862	197	314	—
JPMorgan Core Bond Fund Class R6 Shares (a)	29,045	2,000	2,299	(54)	(480)	28,212	2,385	311	214
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,810	—	—	—	(84)	4,726	561	62	33
JPMorgan High Yield Fund Class R6 Shares (a)	9,786	—	500	83	(171)	9,198	1,267	224	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	5,967	72,295	68,266	(1)	1	9,996	9,992	1	—
JPMorgan Short Duration Bond Fund Class R6 Shares (a)	4,014	1,300	400	(5)	(45)	4,864	442	21	9

Total	$126,122	$87,185	$76,265	$117	$(387)	$136,772		$2,033	$256

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

38	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

Access Growth Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF (a)	$15,773	$401	$404	$109	$488	$16,367	244	$218	$—
JPMorgan BetaBuilders Developed Asia ex-Japan ETF (a)	9,734	1,893	—	—	(729)	10,898	201	385	—
JPMorgan BetaBuilders Europe ETF (a)	56,904	6,805	—	—	1,166	64,875	1,086	857	—
JPMorgan BetaBuilders Japan ETF (a)	18,797	3,500	5,603	(52)	(286)	16,356	297	429	—
JPMorgan Core Bond Fund Class R6 Shares (a)	20,294	2,200	1,500	(69)	(314)	20,611	1,742	222	156
JPMorgan High Yield Fund Class R6 Shares (a)	10,482	—	500	84	(178)	9,888	1,362	240	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05% (a) (b)	6,055	57,602	55,107	(1)	— (c)	8,549	8,546	2	—

Total	$138,039	$72,401	$63,114	$71	$147	$147,544		$2,353	$156

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Consolidated Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Consolidated Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Consolidated Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2021 are as follows:

	Class A		Class C		Class I	Total
Access Balanced Fund
Transfer agency fees	$—	(a)	$—	(a)	$2	$2
Access Growth Fund
Transfer agency fees	—	(a)	—	(a)	4	4

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Consolidated Statements of Operations and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Funds’ consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gains tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.30% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiary and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital International, Inc. (formerly, Capital Guardian Trust Company) (“CII”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.25% of the portion of each Fund’s average daily net assets managed by JPMPI.

At December 31, 2021, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	97.5%	97.1%
CII	1.2	1.4
T.Rowe Price	1.3	1.5

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

40	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund and the Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective annualized rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective annualized rate of 0.10% of the average daily net assets of the Subsidiaries.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2021, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.25%	0.25%	0.25%
Access Growth Fund	0.25	0.25	0.25

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Consolidated Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Consolidated Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Consolidated Statements of Operations.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I
Access Balanced Fund	0.68%	1.18%	0.43	%(1)
Access Growth Fund	0.70	1.20	0.45	(1)

(1)	Effective April 4, 2020, the contractual expense percentages were extended and are in place until at least April 3, 2022.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

The Underlying Funds and ETFs may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.30% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated service fees charged by the affiliated Underlying Funds and ETFs. These contractual waivers are in place until at least October 31, 2022. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fess	Administration Fees	Service Fees	Total
Access Balanced Fund	$489	$185	$2	$676
Access Growth Fund	466	200	2	668

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2021 were as follows:

Access Balanced Fund	$3
Access Growth Fund	4

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Consolidated Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$43,598	$68,367
Access Growth Fund	33,634	52,850

During the six months ended December 31, 2021, there were no purchases or sales of U.S. Government securities.

42	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at December 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$372,072	$114,403	$675	$113,728
Access Growth Fund	360,892	175,025	621	174,404

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

As of December 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Access Balanced Fund	1	98.4%
Access Growth Fund	1	96.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

44	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021 and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$1,047.60	$3.51	0.68%
Hypothetical	1,000.00	1,021.78	3.47	0.68
Class C
Actual	1,000.00	1,045.20	6.08	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class I
Actual	1,000.00	1,049.30	2.22	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	1,065.20	3.64	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class C
Actual	1,000.00	1,062.10	6.24	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class I
Actual	1,000.00	1,066.40	2.34	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	45

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement with JPMIM and the sub-advisory agreements with JPMPI, CII and T. Rowe Price, for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for each Fund and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds and/or Underlying Funds, including risk and performance return assessment as compared to the Funds’ and/or Underlying

Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or sub-advisers were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund and by the sub-advisers from the Adviser under the applicable Advisory Agreements was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreements was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and sub-advisers’ senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser and sub-advisers. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s and each sub-adviser’s business continuity plan and steps the Adviser and each sub-adviser were taking to provide

46	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s and each sub-adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s and sub-advisers’ risk governance model and reports showing the Adviser’s and sub-advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates and sub-advisers to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and sub-advisers, the commitment of the Adviser and sub-advisers to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s and sub-advisers’ integrity and the Adviser’s and sub-advisers’ responsiveness to questions or concerns raised by them, including the Adviser’s and sub-advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Funds. In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and sub-advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the sub-advisers to help ensure that the sub-advisers are managing the Funds consistently with their investment objectives and restrictions.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser and sub-advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser and certain sub-advisers, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor, and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser and/or sub-advisers (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services for each Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and sub-advisers and/or their affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or sub-advisers, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The

Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the fourth, fourth and fifth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the fourth, third and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and

48	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the Access Growth Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, and in the fourth quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the third, third and fourth quintiles based upon the Peer Group, and in the fourth, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and JPMPI and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund, including, as appropriate, information about the sub-advisory fees, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place for each Fund, the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account the waivers and/or reimbursements limiting the total annual fund operating expense of Access Balanced Fund’s Class A, C and I shares to 0.68%, 1.18% and 0.43%, respectively, and the total annual fund operating expenses of Access Growth Fund’s Class A, C and I shares to 0.70%, 1.20% and 0.45%, respectively, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Access Balanced Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the sub-advisers were satisfactory in light of the services provided to the Fund.

The Trustees noted that the Access Growth Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in fifth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the sub-advisers were satisfactory in light of the services provided to the Fund.

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	49

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2021, the Funds elected to pass through to shareholders taxes paid to foreign countries. Income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan Access Balanced Fund	$1,714	$141
JPMorgan Access Growth Fund	1,908	167

50	JP MORGAN ACCESS FUNDS	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of the Trust, including the Funds.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee

Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

DECEMBER 31, 2021	JP MORGAN ACCESS FUNDS	51

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-ACCESS-1221

Semi-Annual Report

J.P. Morgan Funds

December 31, 2021 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	4.74%
MSCI World Index (net of foreign withholding taxes)	7.76%
Diversified Composite Benchmark**	4.71%

Net Assets as of 12/31/2021 (In Thousands)	$958,140

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

U.S. equity generated positive returns and led developed markets equity to outperform both emerging markets equity and fixed income markets during the second half of 2021. U.S. equity prices were bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Notably, the emergence of the omicron variant and a resurgence in the pandemic in the final months of 2021 led to higher volatility in global financial markets and weighed on global petroleum prices.

International developed markets equity also provided positive returns though the strength of the economic rebound from 2020 was tempered in some regions by the inflationary pressures, supply chain bottlenecks and mixed success in battling the pandemic. Emerging markets equity prices fell during the period, partly driven by investor concerns about the outlook for inflation and interest rates, as well increased scrutiny of large technology companies by regulators in China.

Meanwhile, fixed income markets largely underperformed amid low yields on sovereign debt, inflationary pressures and rising interest rates in emerging markets. High yield bonds (also known as “junk bonds”) outperformed corporate debt and emerging markets debt slumped during the period.

For the six months ended December 31, 2021, the MSCI World Index returned 7.76% and the Bloomberg U.S. Aggregate Index returned 0.06%,

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI World Index (net of foreign withholding taxes) and outperformed the Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg U.S. Aggregate Index for the six months ended December 31, 2021.

Relative to the MSCI World Index, an equity-only index, the Fund’s allocation to fixed income assets detracted from performance.

Relative to the Composite Benchmark, the Fund’s overweight allocation to equity was a leading contributor to performance. Within equity, the Fund’s overweight allocations to both the U.S. and international developed equity markets contributed to performance as both outperformed core fixed income markets. The Fund’s overweight positioning within the U.S. was the largest contributor to relative performance from an asset allocation perspective.

The Fund’s allocation to value stocks detracted from relative performance as growth stocks largely outperformed during the period. The Fund’s overall security selection detracted from relative performance. Security selection within core fixed income was the largest detractor, while the Fund’s security selection within equity was neutral to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments.

At December 31. 2021, the Fund was overweight in equity relative to fixed income. Within equity, the Fund’s portfolio managers preferred allocations to value stocks and cyclically oriented regions, including the U.S., Europe and Japan. Within fixed income, the Fund was neutral in duration relative to the Composite Benchmark.

Duration measures the price sensitivity of bonds relative to changes in interest rates. Generally, bonds with shorter duration will experience a smaller price decrease relative to longer duration bonds when interest rates rise.

2	J.P. MORGAN FUNDS	DECEMBER 31, 2021

TOP TEN HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	JPMorgan Core Bond Fund Class R6 Shares	9.3%
2.	FNMA/FHLMC UMBS, Single Family, 30 Year, TBA, 2.50%, 2/25/2052	3.9
3.	U.S. Treasury Notes, 1.00%, 7/31/2028	2.2
4.	Microsoft Corp.	2.1
5.	U.S. Treasury Notes, 1.38%, 10/15/2022	2.1
6.	JPMorgan Large Cap Value Fund Class R6 Shares	2.0
7.	U.S. Treasury Notes, 0.25%, 8/31/2025	2.0
8.	Apple, Inc.	1.8
9.	JPMorgan BetaBuilders Japan ETF	1.7
10.	Amazon.com, Inc.	1.5

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Common Stocks	58.3%
Investment Companies	11.4
U.S. Treasury Obligations	9.5
Corporate Bonds	6.9
Mortgage-Backed Securities	4.7
Exchange-Traded Funds	1.7
Others (each less than 1.0%)	1.1
Short-Term Investments	6.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg U.S. Aggregate Index (formerly known as Bloomberg Barclays U.S. Aggregate Index) (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge**		(0.09)%	7.91%	10.26%	9.42%
Without Sales Charge		4.61	12.99	11.28	9.92
CLASS C SHARES	March 24, 2003
With CDSC***		3.34	11.42	10.73	9.49
Without CDSC		4.34	12.42	10.73	9.49
CLASS I SHARES	September 10, 2001	4.70	13.28	11.57	10.20
CLASS L SHARES	September 10, 1993	4.74	13.31	11.71	10.40
CLASS R6 SHARES	November 1, 2017	4.78	13.39	11.78	10.43

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index and the Diversified Composite Benchmark from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Bloomberg U.S. Aggregate Index (40%). The Bloomberg U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	DECEMBER 31, 2021

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — 59.5%

Aerospace & Defense — 0.8%

Airbus SE (France) *	19		2,470

Boeing Co. (The) *	1		158

General Dynamics Corp.	4		733

Howmet Aerospace, Inc.	1		17

Huntington Ingalls Industries, Inc.	—	(a)	13

L3Harris Technologies, Inc.	—	(a)	59

Lockheed Martin Corp.	—	(a)	124

Northrop Grumman Corp.	4		1,641

Raytheon Technologies Corp.	13		1,144

Safran SA (France)	9		1,148

Textron, Inc.	—	(a)	17

TransDigm Group, Inc. *	—	(a)	46

			7,570

Air Freight & Logistics — 0.4%

bpost SA (Belgium) *	19		166

CH Robinson Worldwide, Inc.	—	(a)	20

Deutsche Post AG (Registered) (Germany)	24		1,530

Expeditors International of Washington, Inc.	—	(a)	32

FedEx Corp.	6		1,602

Hyundai Glovis Co. Ltd. (South Korea) *	—	(a)	50

United Parcel Service, Inc., Class B	1		233

			3,633

Airlines — 0.2%

Alaska Air Group, Inc. *	4		212

American Airlines Group, Inc. *	1		16

Delta Air Lines, Inc. *	1		35

Ryanair Holdings plc, ADR (Ireland) *	9		872

Southwest Airlines Co. *	17		721

United Airlines Holdings, Inc. *	—	(a)	16

			1,872

Auto Components — 0.1%

Aptiv plc *	—	(a)	63

BorgWarner, Inc.	—	(a)	16

Fuyao Glass Industry Group Co. Ltd., Class H (China) (b)	6		31

Hankook Tire & Technology Co. Ltd. (South Korea) *	1		27

Huayu Automotive Systems Co. Ltd., Class A (China)	6		28

Hyundai Mobis Co. Ltd. (South Korea)	—	(a)	41

Mando Corp. (South Korea) *	—	(a)	25

Minth Group Ltd. (China)	10		44

Schaeffler AG (Preference) (Germany)	27		224

			499

INVESTMENTS	SHARES (000)		VALUE ($000)

Automobiles — 1.3%

BYD Co. Ltd., Class H (China)	1		34

Daimler AG (Registered) (Germany)	6		429

Eicher Motors Ltd. (India)	1		27

Ford Motor Co.	6		116

Ford Otomotiv Sanayi A/S (Turkey)	2		39

General Motors Co. *	2		121

Guangzhou Automobile Group Co. Ltd., Class H (China)	72		71

Honda Motor Co. Ltd. (Japan)	27		754

Hyundai Motor Co. (South Korea)	—	(a)	45

Kia Corp. (South Korea) *	2		107

Maruti Suzuki India Ltd. (India)	1		103

NIO, Inc., ADR (China) *	4		120

Rivian Automotive, Inc., Class A *	4		440

Stellantis NV	26		490

Stellantis NV	38		708

Tesla, Inc. *	6		6,111

Thor Industries, Inc.	3		277

Volkswagen AG (Preference) (Germany)	12		2,365

XPeng, Inc., Class A (China) *	3		73

			12,430

Banks — 4.9%

AIB Group plc (Ireland) *	97		237

Al Rajhi Bank (Saudi Arabia)	5		180

Alinma Bank (Saudi Arabia)	10		65

Axis Bank Ltd. (India) *	6		56

Banco Santander Chile, ADR (Chile)	2		40

Bank Central Asia Tbk. PT (Indonesia)	3,092		1,583

Bank of America Corp.	90		4,020

Bank of Ireland Group plc (Ireland) *	51		291

Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	380		110

Barclays plc (United Kingdom)	102		259

BNP Paribas SA (France)	11		745

Capitec Bank Holdings Ltd. (South Africa)	1		94

China Construction Bank Corp., Class H (China)	350		243

China Merchants Bank Co. Ltd., Class H (China)	22		167

CIMB Group Holdings Bhd. (Malaysia)	24		32

Citigroup, Inc.	15		908

Citizens Financial Group, Inc.	24		1,142

Comerica, Inc.	—	(a)	21

Commerce Bancshares, Inc.	3		222

Credicorp Ltd. (Peru)	1		61

Credit Agricole SA (France)	22		318

CTBC Financial Holding Co. Ltd. (Taiwan)	58		54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Banks — continued

Cullen/Frost Bankers, Inc.	2	255

DBS Group Holdings Ltd. (Singapore)	122	2,952

Erste Group Bank AG (Austria)	12	582

Fifth Third Bancorp	1	51

First Abu Dhabi Bank PJSC (United Arab Emirates)	7	34

First Horizon Corp.	21	351

First Republic Bank	3	703

Grupo Financiero Banorte SAB de CV, Class O (Mexico)	16	102

Hana Financial Group, Inc. (South Korea)	1	52

HDFC Bank Ltd., ADR (India)	46	2,984

Huntington Bancshares, Inc.	2	38

ICICI Bank Ltd. (India)	11	111

Industrial & Commercial Bank of China Ltd., Class H (China)	177	100

Itau Unibanco Holding SA, ADR (Brazil)	21	77

Itausa SA (Preference) (Brazil)	40	63

KB Financial Group, Inc. (South Korea)	2	109

KBC Group NV (Belgium)	31	2,668

KeyCorp	2	37

Kotak Mahindra Bank Ltd. (India)	4	99

Lloyds Banking Group plc (United Kingdom)	980	636

M&T Bank Corp.	9	1,410

Malayan Banking Bhd. (Malaysia)	12	23

National Bank of Kuwait SAKP (Kuwait)	12	39

Nedbank Group Ltd. (South Africa)	4	42

Nordea Bank Abp (Finland)	84	1,026

OTP Bank Nyrt. (Hungary) *	1	65

People’s United Financial, Inc.	1	13

Ping An Bank Co. Ltd., Class A (China)	21	54

PNC Financial Services Group, Inc. (The)	7	1,362

Postal Savings Bank of China Co. Ltd., Class H (China) (b)	55	39

Public Bank Bhd. (Malaysia)	74	74

Qatar National Bank QPSC (Qatar)	12	68

Regions Financial Corp.	2	35

Saudi National Bank (The) (Saudi Arabia)	9	149

Sberbank of Russia PJSC, ADR (Russia)	9	140

Sberbank of Russia PJSC, ADR (Russia)	85	1,344

ServisFirst Bancshares, Inc.	4	317

Shinhan Financial Group Co. Ltd. (South Korea)	3	91

Siam Commercial Bank PCL (The) (Thailand)	18	67

Signature Bank	3	980

Societe Generale SA (France)	40	1,385

Standard Bank Group Ltd. (South Africa)	5	45

INVESTMENTS	SHARES (000)		VALUE ($000)

Banks — continued

SVB Financial Group *	1		912

Toronto-Dominion Bank (The) (Canada)	24		1,858

Truist Financial Corp.	62		3,654

UniCredit SpA (Italy)	166		2,555

US Bancorp	39		2,218

Wells Fargo & Co.	97		4,633

Western Alliance Bancorp	4		388

Zions Bancorp NA	—	(a)	18

			47,856

Beverages — 1.1%

Brown-Forman Corp., Class B	—	(a)	21

Carlsberg A/S, Class B (Denmark)	8		1,426

Chongqing Brewery Co. Ltd., Class A (China) *	1		29

Cia Cervecerias Unidas SA, ADR (Chile)	1		12

Coca-Cola Co. (The)	55		3,269

Constellation Brands, Inc., Class A	7		1,865

Diageo plc (United Kingdom)	50		2,744

Fomento Economico Mexicano SAB de CV, ADR (Mexico)	1		68

Keurig Dr Pepper, Inc.	13		479

Kweichow Moutai Co. Ltd., Class A (China)	—	(a)	97

Molson Coors Beverage Co., Class B	—	(a)	6

Monster Beverage Corp. *	1		51

Nongfu Spring Co. Ltd., Class H (China) (b)	5		32

PepsiCo, Inc.	2		373

Royal Unibrew A/S (Denmark)	2		178

United Spirits Ltd. (India) *	3		35

Wuliangye Yibin Co. Ltd., Class A (China)	1		21

			10,706

Biotechnology — 1.6%

AbbVie, Inc.	48		6,455

Alnylam Pharmaceuticals, Inc. *	3		541

Amgen, Inc.	1		185

Amoy Diagnostics Co. Ltd., Class A (China)	1		15

BeiGene Ltd., ADR (China) *	—	(a)	51

Biocon Ltd. (India) *	6		29

Biogen, Inc. *	3		701

Exact Sciences Corp. *	4		284

Exelixis, Inc. *	15		279

Gilead Sciences, Inc.	2		129

Horizon Therapeutics plc *	7		775

Incyte Corp. *	—	(a)	15

Innovent Biologics, Inc. (China) * (b)	7		43

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Moderna, Inc. *	1		127

Natera, Inc. *	4		359

Regeneron Pharmaceuticals, Inc. *	6		3,787

Vertex Pharmaceuticals, Inc. *	5		1,092

Zai Lab Ltd., ADR (China) *	—	(a)	30

			14,897

Building Products — 0.6%

Allegion plc	—	(a)	18

AO Smith Corp.	—	(a)	8

Carlisle Cos., Inc.	3		634

Carrier Global Corp.	1		67

China Lesso Group Holdings Ltd. (China)	20		29

Fortune Brands Home & Security, Inc.	15		1,562

Johnson Controls International plc	1		82

Lennox International, Inc.	1		252

Masco Corp.	—	(a)	24

Trane Technologies plc	17		3,437

Zhejiang Weixing New Building Materials Co. Ltd., Class A (China)	11		40

			6,153

Capital Markets — 1.9%

3i Group plc (United Kingdom)	17		342

Ameriprise Financial, Inc.	3		885

Bank of New York Mellon Corp. (The)	1		63

BlackRock, Inc.	1		839

Blackstone, Inc.	8		1,030

Cboe Global Markets, Inc.	—	(a)	20

Charles Schwab Corp. (The)	25		2,067

China International Capital Corp. Ltd., Class H (China) (b)	10		26

CME Group, Inc.	1		117

Deutsche Boerse AG (Germany)	2		360

DWS Group GmbH & Co. KGaA (Germany) (b)	4		159

FactSet Research Systems, Inc.	1		400

Focus Financial Partners, Inc., Class A *	5		326

Franklin Resources, Inc.	—	(a)	13

Goldman Sachs Group, Inc. (The)	—	(a)	185

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	30		1,725

Huatai Securities Co. Ltd., Class H (China) (b)	16		26

Intercontinental Exchange, Inc.	1		109

Intermediate Capital Group plc (United Kingdom)	12		347

Invesco Ltd.	20		458

KIWOOM Securities Co. Ltd. (South Korea) *	—	(a)	22

INVESTMENTS	SHARES (000)		VALUE ($000)

Capital Markets — continued

Lazard Ltd., Class A	6		252

London Stock Exchange Group plc (United Kingdom)	8		767

LPL Financial Holdings, Inc.	3		499

MarketAxess Holdings, Inc.	—	(a)	21

Moelis & Co., Class A	4		257

Moody’s Corp.	—	(a)	90

Morgan Stanley	16		1,531

Morningstar, Inc.	1		350

MSCI, Inc.	—	(a)	71

Nasdaq, Inc.	—	(a)	35

Northern Trust Corp.	6		711

Petershill Partners plc (United Kingdom) * (b)	50		189

Raymond James Financial, Inc.	—	(a)	26

S&P Global, Inc.	4		1,904

State Street Corp.	17		1,565

StepStone Group, Inc., Class A	7		305

T. Rowe Price Group, Inc.	3		576

XP, Inc., Class A (Brazil) *	—	(a)	14

			18,682

Chemicals — 0.9%

Air Products and Chemicals, Inc.	—	(a)	95

Albemarle Corp.	—	(a)	38

Axalta Coating Systems Ltd. *	19		623

Celanese Corp.	2		295

CF Industries Holdings, Inc.	—	(a)	16

Corteva, Inc.	1		49

Dow, Inc.	1		59

DuPont de Nemours, Inc.	1		59

Eastman Chemical Co.	17		2,052

Ecolab, Inc.	—	(a)	90

FMC Corp.	—	(a)	20

International Flavors & Fragrances, Inc.	—	(a)	54

LG Chem Ltd. (South Korea) *	—	(a)	115

Linde plc (United Kingdom)	7		2,300

Linde plc (United Kingdom)	1		267

LyondellBasell Industries NV, Class A	—	(a)	34

Mosaic Co. (The)	1		20

Nan Ya Plastics Corp. (Taiwan)	14		43

Petronas Chemicals Group Bhd. (Malaysia)	24		52

PPG Industries, Inc.	7		1,290

PTT Global Chemical PCL (Thailand)	31		55

SABIC Agri-Nutrients Co. (Saudi Arabia)	1		34

Saudi Basic Industries Corp. (Saudi Arabia)	2		76

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Chemicals — continued

Sherwin-Williams Co. (The)	—	(a)	120

Sika AG (Registered) (Switzerland)	1		540

SKC Co. Ltd. (South Korea) *	—	(a)	45

Skshu Paint Co. Ltd., Class A (China)	2		46

Wanhua Chemical Group Co. Ltd., Class A (China)	3		54

			8,541

Commercial Services & Supplies — 0.3%

Cintas Corp.	—	(a)	56

Copart, Inc. *	5		828

Driven Brands Holdings, Inc. *	7		246

IAA, Inc. *	6		313

MSA Safety, Inc.	2		310

Republic Services, Inc.	—	(a)	41

Ritchie Bros Auctioneers, Inc. (Canada)	4		215

Rollins, Inc.	—	(a)	12

Stericycle, Inc. *	5		288

Waste Connections, Inc.	4		540

Waste Management, Inc.	1		93

			2,942

Communications Equipment — 0.3%

Arista Networks, Inc. *	3		498

Cisco Systems, Inc.	15		928

CommScope Holding Co., Inc. *	19		213

F5, Inc. *	—	(a)	21

Juniper Networks, Inc.	—	(a)	12

Motorola Solutions, Inc.	—	(a)	65

Nokia OYJ (Finland) *	101		638

Spirent Communications plc (United Kingdom)	48		179

Zhongji Innolight Co. Ltd., Class A (China)	3		21

			2,575

Construction & Engineering — 0.5%

China Conch Venture Holdings Ltd. (China)	10		46

Larsen & Toubro Ltd. (India)	3		85

Quanta Services, Inc.	8		909

Vinci SA (France)	29		3,115

WillScot Mobile Mini Holdings Corp. *	15		593

			4,748

Construction Materials — 0.2%

ACC Ltd. (India)	1		29

Ambuja Cements Ltd. (India)	8		38

Anhui Conch Cement Co. Ltd., Class H (China)	6		28

Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A (China)	4		34

INVESTMENTS	SHARES (000)		VALUE ($000)

Construction Materials — continued

Martin Marietta Materials, Inc.	2		881

Siam Cement PCL (The) (Registered) (Thailand)	4		51

UltraTech Cement Ltd. (India)	1		80

Vulcan Materials Co.	2		313

Wienerberger AG (Austria)	7		261

			1,715

Consumer Finance — 0.3%

American Express Co.	5		873

Capital One Financial Corp.	11		1,598

Discover Financial Services	3		372

Shriram Transport Finance Co. Ltd. (India)	3		45

Synchrony Financial	1		36

			2,924

Containers & Packaging — 0.3%

Amcor plc	2		26

AptarGroup, Inc.	3		392

Avery Dennison Corp.	—	(a)	26

Ball Corp.	—	(a)	44

Crown Holdings, Inc.	3		305

International Paper Co.	1		26

Packaging Corp. of America	7		888

Pactiv Evergreen, Inc.	8		100

Sealed Air Corp.	—	(a)	15

Smurfit Kappa Group plc (Ireland)	5		292

Westrock Co.	10		442

Yunnan Energy New Material Co. Ltd. (China)	1		20

			2,576

Distributors — 0.1%

D’ieteren Group (Belgium)	1		243

Genuine Parts Co.	—	(a)	28

LKQ Corp.	9		529

Pool Corp.	1		544

			1,344

Diversified Consumer Services — 0.1%

Bright Horizons Family Solutions, Inc. *	6		808

Diversified Financial Services — 0.3%

Berkshire Hathaway, Inc., Class B *	10		2,986

Chailease Holding Co. Ltd. (Taiwan)	10		98

FirstRand Ltd. (South Africa)	26		100

Yuanta Financial Holding Co. Ltd. (Taiwan)	86		79

			3,263

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Diversified Telecommunication Services — 0.3%

AT&T, Inc.	10		249

Deutsche Telekom AG (Registered) (Germany)	28		519

Emirates Telecommunications Group Co. PJSC (United Arab Emirates)	5		40

Hellenic Telecommunications Organization SA (Greece)	2		45

Lumen Technologies, Inc.	—	(a)	4

Saudi Telecom Co. (Saudi Arabia)	2		52

Telkom Indonesia Persero Tbk. PT (Indonesia)	391		112

Verizon Communications, Inc.	34		1,765

			2,786

Electric Utilities — 1.2%

Alliant Energy Corp.	—	(a)	22

American Electric Power Co., Inc.	7		640

Duke Energy Corp.	1		118

Edison International	7		508

Entergy Corp.	5		508

Evergy, Inc.	—	(a)	8

Eversource Energy	—	(a)	44

Exelon Corp.	1		80

FirstEnergy Corp.	1		32

Iberdrola SA (Spain)	172		2,041

NextEra Energy, Inc.	46		4,339

NRG Energy, Inc.	—	(a)	15

Orsted A/S (Denmark) (b)	6		774

PG&E Corp. *	22		270

Pinnacle West Capital Corp.	—	(a)	8

Power Grid Corp. of India Ltd. (India)	27		73

PPL Corp.	—	(a)	11

Southern Co. (The)	2		120

Tenaga Nasional Bhd. (Malaysia)	14		30

Xcel Energy, Inc.	25		1,707

			11,348

Electrical Equipment — 0.9%

AMETEK, Inc.	5		744

Contemporary Amperex Technology Co. Ltd., Class A (China)	1		74

Eaton Corp. plc	20		3,532

Emerson Electric Co.	1		79

Generac Holdings, Inc. *	3		1,152

Rockwell Automation, Inc.	—	(a)	57

Schneider Electric SE	13		2,507

Shanghai Liangxin Electrical Co. Ltd., Class A (China)	6		18

WEG SA (Brazil)	8		47

			8,210

INVESTMENTS	SHARES (000)		VALUE ($000)

Electronic Equipment, Instruments & Components — 0.5%

Amphenol Corp., Class A	1		74

AU Optronics Corp. (Taiwan)	85		70

BOE Technology Group Co. Ltd., Class A (China)	65		51

CDW Corp.	—	(a)	39

Cognex Corp.	4		325

Corning, Inc.	1		41

Delta Electronics, Inc. (Taiwan)	12		119

Hon Hai Precision Industry Co. Ltd. (Taiwan)	23		86

IPG Photonics Corp. *	—	(a)	9

Keyence Corp. (Japan)	3		1,572

Keysight Technologies, Inc. *	4		840

Maxscend Microelectronics Co. Ltd., Class A (China)	—	(a)	21

Samsung Electro-Mechanics Co. Ltd. (South Korea) *	—	(a)	54

Samsung SDI Co. Ltd. (South Korea)	—	(a)	45

Sunny Optical Technology Group Co. Ltd. (China)	3		108

Taiwan Union Technology Corp. (Taiwan)	9		33

TD SYNNEX Corp.	6		655

TE Connectivity Ltd.	—	(a)	75

Teledyne Technologies, Inc. *	—	(a)	30

Trimble, Inc. *	—	(a)	31

Yageo Corp. (Taiwan)	4		69

Zebra Technologies Corp., Class A *	1		749

			5,096

Energy Equipment & Services — 0.0% (c)

Baker Hughes Co.	1		30

China Oilfield Services Ltd., Class H (China)	22		19

Halliburton Co.	1		29

Schlumberger NV	2		60

			138

Entertainment — 0.4%

Activision Blizzard, Inc.	1		74

Bilibili, Inc., Class Z (China) *	11		506

Electronic Arts, Inc.	—	(a)	53

Live Nation Entertainment, Inc. *	—	(a)	17

NCSoft Corp. (South Korea) *	—	(a)	77

NetEase, Inc. (China)	9		172

Netflix, Inc. *	1		380

ROBLOX Corp., Class A *	3		339

Roku, Inc. *	2		527

Sea Ltd., ADR (Taiwan) *	5		1,078

Take-Two Interactive Software, Inc. *	—	(a)	29

Walt Disney Co. (The) *	5		704

			3,956

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 1.5%

Alexandria Real Estate Equities, Inc.	—	(a)	44

American Campus Communities, Inc.	6		327

American Homes 4 Rent, Class A	12		541

American Tower Corp.	1		189

Apple Hospitality REIT, Inc.	18		291

AvalonBay Communities, Inc.	—	(a)	50

Boston Properties, Inc.	—	(a)	23

Brixmor Property Group, Inc.	28		721

Crown Castle International Corp.	1		138

CubeSmart	6		337

Digital Realty Trust, Inc.	—	(a)	71

Duke Realty Corp.	1		36

EastGroup Properties, Inc.	2		388

Equinix, Inc.	—	(a)	108

Equity Residential	—	(a)	44

Essex Property Trust, Inc.	—	(a)	32

Extra Space Storage, Inc.	—	(a)	43

Federal Realty Investment Trust	3		460

Healthpeak Properties, Inc.	1		29

Host Hotels & Resorts, Inc. *	1		19

Iron Mountain, Inc.	—	(a)	21

JBG SMITH Properties	9		261

Kimco Realty Corp.	34		826

Lamar Advertising Co., Class A	1		164

Mid-America Apartment Communities, Inc.	5		1,034

National Retail Properties, Inc.	7		333

Outfront Media, Inc.	9		254

Prologis, Inc.	20		3,441

Public Storage	2		719

Rayonier, Inc.	19		757

Realty Income Corp.	1		57

Regency Centers Corp.	—	(a)	8

SBA Communications Corp.	—	(a)	61

Segro plc (United Kingdom)	22		429

Simon Property Group, Inc.	—	(a)	74

Sun Communities, Inc.	4		769

UDR, Inc.	—	(a)	25

Ventas, Inc.	1		29

Vornado Realty Trust	—	(a)	9

Welltower, Inc.	4		308

Weyerhaeuser Co.	29		1,174

			14,644

INVESTMENTS	SHARES (000)		VALUE ($000)

Food & Staples Retailing — 0.6%

Atacadao SA (Brazil)	8		22

BGF retail Co. Ltd. (South Korea) *	—	(a)	15

Bid Corp. Ltd. (South Africa)	4		74

BinDawood Holding Co. (Saudi Arabia)	1		21

BJ’s Wholesale Club Holdings, Inc. *	7		473

Casey’s General Stores, Inc.	1		281

Cencosud SA (Chile)	9		15

Clicks Group Ltd. (South Africa)	2		48

Costco Wholesale Corp.	1		356

Dino Polska SA (Poland) * (b)	1		46

Koninklijke Ahold Delhaize NV (Netherlands)	28		976

Kroger Co. (The)	1		43

Laobaixing Pharmacy Chain JSC, Class A (China)	4		33

Moran Foods Backstop Equity * ‡	3		13

Performance Food Group Co. *	8		382

Raia Drogasil SA (Brazil)	11		46

SPAR Group Ltd. (The) (South Africa)	4		40

Sysco Corp.	8		627

Walgreens Boots Alliance, Inc.	1		53

Wal-Mart de Mexico SAB de CV (Mexico)	386		1,437

Walmart, Inc.	2		292

X5 Retail Group NV, GDR (Russia) (b)	1		38

			5,331

Food Products — 0.8%

Almarai Co. JSC (Saudi Arabia)	2		30

Archer-Daniels-Midland Co.	1		54

Britannia Industries Ltd. (India)	1		72

Campbell Soup Co.	—	(a)	13

Chacha Food Co. Ltd., Class A (China)	4		38

Conagra Brands, Inc.	1		23

Foshan Haitian Flavouring & Food Co. Ltd., Class A (China)	3		43

Fu Jian Anjoy Foods Co. Ltd., Class A (China)	1		24

General Mills, Inc.	1		58

Hershey Co. (The)	—	(a)	40

Hormel Foods Corp.	—	(a)	18

Inner Mongolia Yili Industrial Group Co. Ltd., Class A (China)	11		69

Jiangsu Hengshun Vinegar Industry Co. Ltd., Class A (China)	6		15

JM Smucker Co. (The)	—	(a)	—	(a)

Kellogg Co.	—	(a)	23

Kraft Heinz Co. (The)	19		664

Lamb Weston Holdings, Inc.	5		326

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Food Products — continued

McCormick & Co., Inc. (Non-Voting)	—	(a)	34

Mondelez International, Inc., Class A	2		142

Nestle SA (Registered) (Switzerland)	35		4,835

Post Holdings, Inc. *	7		791

Tongwei Co. Ltd., Class A (China)	3		24

Tyson Foods, Inc., Class A	—	(a)	36

Uni-President Enterprises Corp. (Taiwan)	29		72

			7,444

Gas Utilities — 0.1%

Atmos Energy Corp.	4		368

ENN Energy Holdings Ltd. (China)	4		81

Kunlun Energy Co. Ltd. (China)	40		38

			487

Health Care Equipment & Supplies — 1.4%

Abbott Laboratories	3		353

ABIOMED, Inc. *	—	(a)	15

Align Technology, Inc. *	—	(a)	68

Baxter International, Inc.	1		61

Becton Dickinson and Co.	—	(a)	107

Boston Scientific Corp. *	76		3,214

Coloplast A/S, Class B (Denmark)	4		777

Cooper Cos., Inc. (The)	1		616

Dentsply Sirona, Inc.	—	(a)	17

Dexcom, Inc. *	2		813

Eckert & Ziegler Strahlen- und Medizintechnik AG (Germany)	3		267

Edwards Lifesciences Corp. *	1		115

Hologic, Inc. *	—	(a)	27

Hoya Corp. (Japan)	5		712

ICU Medical, Inc. *	1		285

IDEXX Laboratories, Inc. *	—	(a)	79

Insulet Corp. *	1		258

Intuitive Surgical, Inc. *	5		1,764

Medtronic plc	6		655

Ortho Clinical Diagnostics Holdings plc *	12		251

Qingdao Haier Biomedical Co. Ltd., Class A (China)	2		35

ResMed, Inc.	—	(a)	53

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (China)	1		48

STERIS plc	2		444

Stryker Corp.	—	(a)	128

Teleflex, Inc.	—	(a)	22

Top Glove Corp. Bhd. (Malaysia)	9		5

INVESTMENTS	SHARES (000)		VALUE ($000)

Health Care Equipment & Supplies — continued

Zimmer Biomet Holdings, Inc.	17		2,160

			13,349

Health Care Providers & Services — 1.3%

AmerisourceBergen Corp.	6		856

Anthem, Inc.	—	(a)	160

Apollo Hospitals Enterprise Ltd. (India)	1		69

Cardinal Health, Inc.	—	(a)	21

Centene Corp. *	12		1,001

Chemed Corp.	1		353

Cigna Corp.	2		535

CVS Health Corp.	11		1,176

DaVita, Inc. *	—	(a)	12

Encompass Health Corp.	5		345

Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (China)	2		31

HCA Healthcare, Inc.	1		380

HealthEquity, Inc. *	4		177

Henry Schein, Inc. *	—	(a)	16

Humana, Inc.	—	(a)	85

Laboratory Corp. of America Holdings *	—	(a)	42

McKesson Corp.	3		708

Molina Healthcare, Inc. *	2		539

NMC Health plc (United Arab Emirates) * ‡	1		—

Quest Diagnostics, Inc.	—	(a)	30

UnitedHealth Group, Inc.	11		5,731

Universal Health Services, Inc., Class B	—	(a)	14

			12,281

Health Care Technology — 0.0% (c)

Cerner Corp.	—	(a)	39

Certara, Inc. *	7		193

Definitive Healthcare Corp. *	4		112

			344

Hotels, Restaurants & Leisure — 1.3%

Airbnb, Inc., Class A *	1		204

Booking Holdings, Inc. *	1		2,692

Caesars Entertainment, Inc. *	—	(a)	28

Carnival Corp. *	1		23

Chipotle Mexican Grill, Inc. *	—	(a)	68

Cracker Barrel Old Country Store, Inc.	1		156

Darden Restaurants, Inc.	—	(a)	24

Domino’s Pizza, Inc.	—	(a)	28

DraftKings, Inc., Class A *	10		267

Expedia Group, Inc. *	—	(a)	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Haidilao International Holding Ltd. (China) (b)	6		14

Hilton Worldwide Holdings, Inc. *	—	(a)	62

Huazhu Group Ltd. (China) *	10		37

Las Vegas Sands Corp. *	9		349

Marriott International, Inc., Class A *	8		1,314

McDonald’s Corp.	16		4,212

MGM Resorts International	1		25

Minor International PCL (Thailand) *	33		28

Norwegian Cruise Line Holdings Ltd. *	—	(a)	9

OPAP SA (Greece)	3		41

Penn National Gaming, Inc. *	—	(a)	12

Planet Fitness, Inc., Class A *	3		302

Royal Caribbean Cruises Ltd. *	8		593

Starbucks Corp.	2		196

Trip.com Group Ltd., ADR (China) *	2		41

Vail Resorts, Inc.	1		316

Wendy’s Co. (The)	13		309

Wynn Resorts Ltd. *	—	(a)	1

Yum China Holdings, Inc. (China)	2		84

Yum! Brands, Inc.	5		643

			12,115

Household Durables — 0.7%

DR Horton, Inc.	—	(a)	50

Garmin Ltd.	4		517

Haier Smart Home Co. Ltd., Class H (China)	22		95

JS Global Lifestyle Co. Ltd. (b)	8		13

Lennar Corp., Class A	—	(a)	45

Mohawk Industries, Inc. *	4		721

Newell Brands, Inc.	26		573

Nien Made Enterprise Co. Ltd. (Taiwan)	3		45

NVR, Inc. *	—	(a)	30

Oppein Home Group, Inc., Class A (China)	3		65

Persimmon plc (United Kingdom)	37		1,441

PulteGroup, Inc.	—	(a)	21

Sony Group Corp. (Japan)	16		1,982

Taylor Wimpey plc (United Kingdom)	367		876

Whirlpool Corp.	—	(a)	21

			6,495

Household Products — 0.5%

Church & Dwight Co., Inc.	—	(a)	33

Clorox Co. (The)	—	(a)	30

Colgate-Palmolive Co.	1		105

Energizer Holdings, Inc.	11		460

INVESTMENTS	SHARES (000)		VALUE ($000)

Household Products — continued

Hindustan Unilever Ltd. (India)	4		121

Kimberly-Clark Corp.	—	(a)	68

Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	22		34

Procter & Gamble Co. (The)	21		3,471

Reynolds Consumer Products, Inc.	9		271

			4,593

Independent Power and Renewable Electricity Producers — 0.0% (c)

AES Corp. (The)	1		23

China Yangtze Power Co. Ltd., Class A (China)	16		56

Corp. ACCIONA Energias Renovables SA (Spain) *	8		283

NTPC Ltd. (India)	30		50

			412

Industrial Conglomerates — 0.2%

3M Co.	1		157

Ayala Corp. (Philippines)	2		25

Bidvest Group Ltd. (The) (South Africa)	2		20

General Electric Co.	2		147

Honeywell International, Inc.	4		928

Roper Technologies, Inc.	—	(a)	74

Siemens AG (Registered) (Germany)	4		676

SK, Inc. (South Korea)	—	(a)	30

			2,057

Insurance — 2.2%

Aflac, Inc.	1		51

AIA Group Ltd. (Hong Kong)	161		1,621

AIA Group Ltd. (Hong Kong)	42		424

Alleghany Corp. *	1		469

Allianz SE (Registered) (Germany)	19		4,529

Allstate Corp. (The)	—	(a)	53

American International Group, Inc.	7		418

Aon plc, Class A	—	(a)	94

Arthur J Gallagher & Co.	—	(a)	50

Assurant, Inc.	—	(a)	15

Brown & Brown, Inc.	—	(a)	23

China Life Insurance Co. Ltd., Class H (China)	41		68

China Pacific Insurance Group Co. Ltd., Class H (China)	19		52

Chubb Ltd.	4		852

Cincinnati Financial Corp.	—	(a)	24

CNA Financial Corp.	6		261

Discovery Ltd. (South Africa) *	5		47

Everest Re Group Ltd.	—	(a)	16

Fairfax Financial Holdings Ltd. (Canada)	1		577

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Insurance — continued

Fubon Financial Holding Co. Ltd. (Taiwan)	37		103

Globe Life, Inc.	—	(a)	15

Hartford Financial Services Group, Inc. (The)	12		827

HDFC Life Insurance Co. Ltd. (India) (b)	9		80

Kinsale Capital Group, Inc.	2		473

Lincoln National Corp.	—	(a)	—	(a)

Loews Corp.	26		1,499

Marsh & McLennan Cos., Inc.	3		603

MetLife, Inc.	1		63

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	2		526

NN Group NV (Netherlands)	9		508

PICC Property & Casualty Co. Ltd., Class H (China)	84		69

Ping An Insurance Group Co. of China Ltd., Class H (China)	25		180

Porto Seguro SA (Brazil)	5		21

Powszechny Zaklad Ubezpieczen SA (Poland)	7		59

Principal Financial Group, Inc.	—	(a)	7

Progressive Corp. (The)	32		3,299

Prudential Financial, Inc.	1		58

RLI Corp.	3		378

Samsung Fire & Marine Insurance Co. Ltd. (South Korea) *	—	(a)	49

Sanlam Ltd. (South Africa)	17		64

Travelers Cos., Inc. (The)	10		1,487

Willis Towers Watson plc	—	(a)	42

WR Berkley Corp.	—	(a)	18

Zurich Insurance Group AG (Switzerland)	3		1,358

			21,430

Interactive Media & Services — 2.5%

Alphabet, Inc., Class A *	2		5,365

Alphabet, Inc., Class C *	3		9,890

Auto Trader Group plc (United Kingdom) (b)	36		358

Baidu, Inc., ADR (China) *	—	(a)	43

Bumble, Inc., Class A *	9		301

InterActiveCorp. *	3		364

Kakao Corp. (South Korea)	1		104

Match Group, Inc. *	4		472

Meta Platforms, Inc., Class A *	10		3,229

NAVER Corp. (South Korea) *	1		164

Snap, Inc., Class A *	16		760

Tencent Holdings Ltd. (China)	52		3,005

Twitter, Inc. *	1		49

			24,104

INVESTMENTS	SHARES (000)		VALUE ($000)

Internet & Direct Marketing Retail — 2.0%

Alibaba Group Holding Ltd. (China) *	126		1,856

Allegro.eu SA (Poland) * (b)	1		11

Amazon.com, Inc. *	5		15,064

Delivery Hero SE (South Korea) * (b)	8		931

eBay, Inc.	1		59

Etsy, Inc. *	—	(a)	39

JD.com, Inc., Class A (China) *	7		225

Meituan (China) * (b)	13		370

MercadoLibre, Inc. (Argentina) *	—	(a)	27

MYT Holding Co. * ‡	37		153

Naspers Ltd., Class N (South Africa)	1		111

Pinduoduo, Inc., ADR (China) *	2		101

			18,947

IT Services — 1.9%

Accenture plc, Class A	1		372

Adyen NV (Netherlands) * (b)	—	(a)	1,124

Affirm Holdings, Inc. *	2		163

Akamai Technologies, Inc. *	—	(a)	27

Automatic Data Processing, Inc.	1		147

Broadridge Financial Solutions, Inc.	2		390

Capgemini SE (France)	11		2,721

Cognizant Technology Solutions Corp., Class A	1		66

Computacenter plc (United Kingdom)	5		208

DXC Technology Co. *	—	(a)	12

EPAM Systems, Inc. *	—	(a)	53

Fidelity National Information Services, Inc.	1		94

Fiserv, Inc. *	1		88

FleetCor Technologies, Inc. *	3		768

Gartner, Inc. *	—	(a)	39

Global Payments, Inc.	4		588

Infosys Ltd., ADR (India)	12		312

International Business Machines Corp.	5		700

Jack Henry & Associates, Inc.	1		241

Kyndryl Holdings, Inc. *	14		255

Locaweb Servicos de Internet SA (Brazil) * (b)	5		13

Mastercard, Inc., Class A	19		6,755

MongoDB, Inc. *	1		600

Paychex, Inc.	—	(a)	62

PayPal Holdings, Inc. *	6		1,108

Shopify, Inc., Class A (Canada) *	—	(a)	526

Tata Consultancy Services Ltd. (India)	4		182

VeriSign, Inc. *	—	(a)	34

Visa, Inc., Class A	2		516

WEX, Inc. *	3		400

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

IT Services — continued

Wipro Ltd. (India)	3		29

			18,593

Leisure Products — 0.1%

Brunswick Corp.	4		433

Giant Manufacturing Co. Ltd. (Taiwan)	3		37

Hasbro, Inc.	—	(a)	20

Hayward Holdings, Inc. *	7		191

			681

Life Sciences Tools & Services — 0.6%

Agilent Technologies, Inc.	—	(a)	68

Bio-Rad Laboratories, Inc., Class A *	—	(a)	10

Bio-Techne Corp.	—	(a)	23

Charles River Laboratories International, Inc. *	—	(a)	20

Danaher Corp.	1		296

Hangzhou Tigermed Consulting Co. Ltd., Class H (China) (b)	2		23

Illumina, Inc. *	—	(a)	84

IQVIA Holdings, Inc. *	—	(a)	76

Lonza Group AG (Registered) (Switzerland)	2		1,385

Mettler-Toledo International, Inc. *	—	(a)	657

PerkinElmer, Inc.	—	(a)	33

Pharmaron Beijing Co. Ltd., Class H (China) (b)	2		34

Samsung Biologics Co. Ltd. (South Korea) * (b)	—	(a)	33

Syneos Health, Inc. *	4		433

Thermo Fisher Scientific, Inc.	3		2,187

Waters Corp. *	—	(a)	32

West Pharmaceutical Services, Inc.	1		446

WuXi AppTec Co. Ltd., Class H (China) (b)	3		58

Wuxi Biologics Cayman, Inc. (China) * (b)	15		172

			6,070

Machinery — 2.0%

Airtac International Group (China)	1		37

Atlas Copco AB, Class A (Sweden)	21		1,463

Caterpillar, Inc.	1		159

CNH Industrial NV (United Kingdom)	20		395

Cummins, Inc.	—	(a)	44

Daimler Truck Holding AG (Germany) *	3		103

Deere & Co.	7		2,396

Douglas Dynamics, Inc.	3		118

Dover Corp.	6		1,166

Fluidra SA (Spain)	6		236

Fortive Corp.	1		39

INVESTMENTS	SHARES (000)		VALUE ($000)

Machinery — continued

Han’s Laser Technology Industry Group Co. Ltd., Class A (China)	4		35

Hefei Meiya Optoelectronic Technology, Inc., Class A (China)	4		21

Hillman Solutions Corp. *	18		192

Hiwin Technologies Corp. (Taiwan)	4		39

IDEX Corp.	1		340

Illinois Tool Works, Inc.	—	(a)	100

Ingersoll Rand, Inc.	36		2,257

Interroll Holding AG (Registered) (Switzerland)	—	(a)	238

ITT, Inc.	6		598

Jiangsu Hengli Hydraulic Co. Ltd., Class A (China)	2		22

Jungheinrich AG (Preference) (Germany)	7		369

Kone OYJ, Class B (Finland)	15		1,076

Lincoln Electric Holdings, Inc.	3		470

Nordson Corp.	1		367

Otis Worldwide Corp.	1		52

PACCAR, Inc.	—	(a)	43

Parker-Hannifin Corp.	—	(a)	58

Pentair plc	—	(a)	7

RBC Bearings, Inc. *	2		317

Schindler Holding AG (Switzerland)	1		332

Snap-on, Inc.	1		254

Stanley Black & Decker, Inc.	10		1,913

Techtronic Industries Co. Ltd. (Hong Kong)	3		50

Timken Co. (The)	5		325

Toro Co. (The)	5		527

Volvo AB, Class B (Sweden)	94		2,174

Westinghouse Air Brake Technologies Corp.	—	(a)	24

Woodward, Inc.	3		317

Xylem, Inc.	—	(a)	30

Zhejiang Dingli Machinery Co. Ltd., Class A (China)	2		29

			18,732

Marine — 0.0% (c)

Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	5		26

Media — 0.6%

Charter Communications, Inc., Class A *	2		1,552

Comcast Corp., Class A	33		1,667

Discovery, Inc., Class A *	—	(a)	6

Discovery, Inc., Class C *	—	(a)	10

DISH Network Corp., Class A *	14		440

Fox Corp., Class A	—	(a)	17

Fox Corp., Class B	—	(a)	7

Future plc (United Kingdom)	4		226

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Media — continued

Interpublic Group of Cos., Inc. (The)	1		21

Liberty Broadband Corp., Class C *	5		743

Liberty Media Corp.-Liberty SiriusXM, Class C *	13		650

News Corp., Class A	1		12

News Corp., Class B	—	(a)	—	(a)

Nexstar Media Group, Inc., Class A	3		460

Omnicom Group, Inc.	—	(a)	22

ViacomCBS, Inc.	1		26

			5,859

Metals & Mining — 0.7%

Alrosa PJSC (Russia)	24		38

Anglo American plc (South Africa)	42		1,718

ArcelorMittal SA (Luxembourg)	12		382

Baoshan Iron & Steel Co. Ltd., Class A (China)	27		30

BHP Group Ltd. (Australia)	54		1,616

China Molybdenum Co. Ltd., Class H (China)	84		44

Freeport-McMoRan, Inc.	17		697

Gerdau SA (Preference) (Brazil)	11		53

Grupo Mexico SAB de CV, Series B (Mexico)	22		96

Hindalco Industries Ltd. (India)	10		62

Impala Platinum Holdings Ltd. (South Africa)	2		33

Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) (b)	3		33

MMC Norilsk Nickel PJSC, ADR (Russia)	3		78

Newmont Corp.	1		70

Nucor Corp.	—	(a)	46

POSCO (South Korea)	—	(a)	93

Rio Tinto plc (Australia)	15		970

Severstal PAO, GDR (Russia) (b)	2		52

Tata Steel Ltd. (India)	2		36

Vale SA, ADR (Brazil)	14		192

Zijin Mining Group Co. Ltd., Class H (China)	22		26

			6,365

Multiline Retail — 0.2%

Dollar General Corp.	3		602

Dollar Tree, Inc. *	—	(a)	45

Kohl’s Corp.	10		501

Lojas Renner SA (Brazil)	7		29

Magazine Luiza SA (Brazil) *	24		31

Marks & Spencer Group plc (United Kingdom) *	119		374

Next plc (United Kingdom)	5		543

Target Corp.	1		160

			2,285

INVESTMENTS	SHARES (000)		VALUE ($000)

Multi-Utilities — 0.3%

Ameren Corp.	—	(a)	32

CenterPoint Energy, Inc.	17		474

Centrica plc (United Kingdom) *	365		354

CMS Energy Corp.	—	(a)	27

Consolidated Edison, Inc.	—	(a)	31

Dominion Energy, Inc.	1		90

DTE Energy Co.	—	(a)	33

NiSource, Inc.	1		15

Public Service Enterprise Group, Inc.	1		48

RWE AG (Germany)	24		992

Sempra Energy	—	(a)	60

Veolia Environnement SA (France)	14		498

WEC Energy Group, Inc.	—	(a)	43

			2,697

Oil, Gas & Consumable Fuels — 1.6%

APA Corp.	1		15

Bharat Petroleum Corp. Ltd. (India)	6		33

BP plc (United Kingdom)	356		1,594

Chesapeake Energy Corp.	—	(a)	11

Chevron Corp.	20		2,317

China Shenhua Energy Co. Ltd., Class H (China)	19		43

ConocoPhillips	34		2,473

Coterra Energy, Inc.	30		569

Devon Energy Corp.	1		39

Diamondback Energy, Inc.	3		283

Ecopetrol SA, ADR (Colombia)	3		37

EOG Resources, Inc.	9		761

Equinor ASA (Norway)	11		301

Exxon Mobil Corp.	6		368

Gazprom PJSC, ADR (Russia)	21		198

Hess Corp.	—	(a)	29

Kinder Morgan, Inc.	40		634

LUKOIL PJSC, ADR (Russia)	2		161

Marathon Oil Corp.	1		12

Marathon Petroleum Corp.	9		591

Novatek PJSC (Russia)	1		32

Occidental Petroleum Corp.	1		37

Oil & Natural Gas Corp. Ltd. (India)	21		41

ONEOK, Inc.	1		37

Petroleo Brasileiro SA (Preference) (Brazil)	35		180

Petronet LNG Ltd. (India)	14		41

Phillips 66	8		566

Pioneer Natural Resources Co.	—	(a)	59

PTT Exploration & Production PCL (Thailand)	21		73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

PTT PCL (Thailand)	34		38

Reliance Industries Ltd. (India)	10		308

Rosneft Oil Co. PJSC, GDR (Russia) (b)	7		60

Royal Dutch Shell plc, Class A (Netherlands)	42		925

SK Innovation Co. Ltd. (South Korea) *	—	(a)	73

S-Oil Corp. (South Korea)	1		57

TC Energy Corp. (Canada)	8		355

Thai Oil PCL (Thailand)	20		29

TotalEnergies SE (France)	19		950

Valero Energy Corp.	1		43

VERBIO Vereinigte BioEnergie AG (Germany)	2		165

Williams Cos., Inc. (The)	23		601

			15,139

Paper & Forest Products — 0.0% (c)

Suzano SA (Brazil) *	7		77

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	2		849

LG Household & Health Care Ltd. (South Korea) *	—	(a)	56

L’Oreal SA (France)	4		1,750

			2,655

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co.	74		4,633

Catalent, Inc. *	8		1,074

Eli Lilly & Co.	5		1,491

HUTCHMED China Ltd., ADR (China) *	—	(a)	14

Jazz Pharmaceuticals plc *	3		441

Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	6		49

Johnson & Johnson	10		1,771

Kyowa Kirin Co. Ltd. (Japan)	23		635

Laboratorios Farmaceuticos Rovi SA (Spain)	5		458

Merck & Co., Inc.	9		726

Novartis AG (Registered) (Switzerland)	8		741

Novo Nordisk A/S, Class B (Denmark)	59		6,603

Organon & Co.	10		314

Pfizer, Inc.	8		470

Richter Gedeon Nyrt. (Hungary)	1		19

Roche Holding AG (Switzerland)	4		1,550

Royalty Pharma plc, Class A	7		294

Viatris, Inc.	28		385

Zoetis, Inc.	1		164

			21,832

INVESTMENTS	SHARES (000)		VALUE ($000)

Professional Services — 0.7%

Equifax, Inc.	3		804

IHS Markit Ltd.	5		665

Jacobs Engineering Group, Inc.	—	(a)	26

Leidos Holdings, Inc.	12		1,037

Nielsen Holdings plc	1		11

RELX plc (United Kingdom)	54		1,768

RELX plc (United Kingdom)	16		538

Robert Half International, Inc.	—	(a)	13

SGS SA (Registered) (Switzerland)	—	(a)	1,300

Teleperformance (France)	1		384

TransUnion	3		378

Verisk Analytics, Inc.	—	(a)	52

			6,976

Real Estate Management & Development — 0.1%

Ayala Land, Inc. (Philippines)	36		26

CBRE Group, Inc., Class A *	5		587

China Resources Land Ltd. (China)	20		84

China Resources Mixc Lifestyle Services Ltd. (China) (b)	4		20

China Vanke Co. Ltd., Class H (China)	21		48

Country Garden Services Holdings Co. Ltd. (China)	10		60

Cushman & Wakefield plc *	11		240

Emaar Properties PJSC (United Arab Emirates)	27		36

Longfor Group Holdings Ltd. (China) (d)	14		66

Poly Developments and Holdings Group Co. Ltd., Class A (China)	19		46

			1,213

Road & Rail — 0.9%

Canadian National Railway Co. (Canada)	14		1,760

CSX Corp.	3		118

JB Hunt Transport Services, Inc.	—	(a)	16

Knight-Swift Transportation Holdings, Inc.	6		344

Landstar System, Inc.	2		301

Localiza Rent a Car SA (Brazil)	3		26

Lyft, Inc., Class A *	58		2,496

Norfolk Southern Corp.	10		3,048

Old Dominion Freight Line, Inc.	2		748

Union Pacific Corp.	1		230

			9,087

Semiconductors & Semiconductor Equipment — 3.7%

Advanced Micro Devices, Inc. *	23		3,374

Allegro MicroSystems, Inc. (Japan) *	4		163

Analog Devices, Inc.	24		4,190

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Applied Materials, Inc.	1		201

ASE Technology Holding Co. Ltd. (Taiwan)	24		93

ASM International NV (Netherlands)	2		717

ASML Holding NV (Netherlands)	4		2,942

Broadcom, Inc.	1		389

CMC Materials, Inc.	2		331

Enphase Energy, Inc. *	—	(a)	35

Entegris, Inc.	6		815

Intel Corp.	6		297

KLA Corp.	—	(a)	92

Lam Research Corp.	2		1,380

MediaTek, Inc. (Taiwan)	3		129

Microchip Technology, Inc.	1		68

Micron Technology, Inc.	2		148

Monolithic Power Systems, Inc.	—	(a)	18

Nanya Technology Corp. (Taiwan)	25		70

Novatek Microelectronics Corp. (Taiwan)	5		97

NVIDIA Corp.	11		3,323

NXP Semiconductors NV (China)	21		4,752

Power Integrations, Inc.	2		222

Powertech Technology, Inc. (Taiwan)	14		49

Qorvo, Inc. *	—	(a)	27

QUALCOMM, Inc.	9		1,730

Realtek Semiconductor Corp. (Taiwan)	4		84

SK Hynix, Inc. (South Korea)	2		230

SK Square Co. Ltd. (South Korea) *	1		31

Skyworks Solutions, Inc.	—	(a)	36

SolarEdge Technologies, Inc. *	3		852

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	59		1,305

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	28		3,413

Teradyne, Inc.	4		585

Texas Instruments, Inc.	12		2,204

Vanguard International Semiconductor Corp. (Taiwan)	9		51

Wolfspeed, Inc. *	4		435

Xilinx, Inc.	—	(a)	74

Xinyi Solar Holdings Ltd. (China)	38		65

			35,017

Software — 3.3%

Adobe, Inc. *	1		383

ANSYS, Inc. *	—	(a)	49

Aspen Technology, Inc. *	1		175

INVESTMENTS	SHARES (000)		VALUE ($000)

Software — continued

Autodesk, Inc. *	—	(a)	88

Black Knight, Inc. *	5		418

Cadence Design Systems, Inc. *	—	(a)	73

Ceridian HCM Holding, Inc. *	7		726

Citrix Systems, Inc.	—	(a)	17

Clearwater Analytics Holdings, Inc., Class A *	5		125

Confluent, Inc., Class A *	6		426

Crowdstrike Holdings, Inc., Class A *	2		363

Envestnet, Inc. *	3		222

Fortinet, Inc. *	—	(a)	69

Guidewire Software, Inc. *	3		286

HubSpot, Inc. *	1		718

Hundsun Technologies, Inc., Class A (China)	2		21

Intuit, Inc.	1		814

Kingdee International Software Group Co. Ltd. (China) *	18		55

Microsoft Corp.	60		20,313

nCino, Inc. *	3		176

NortonLifeLock, Inc.	1		21

Oracle Corp.	2		200

Palo Alto Networks, Inc. *	1		751

Paycom Software, Inc. *	—	(a)	28

PTC, Inc. *	2		221

Q2 Holdings, Inc. *	4		290

QT Group OYJ (Finland) *	1		166

salesforce.com, Inc. *	1		353

ServiceNow, Inc. *	1		859

Shanghai Baosight Software Co. Ltd., Class A (China)	3		32

SS&C Technologies Holdings, Inc.	6		463

Synopsys, Inc. *	2		814

Tyler Technologies, Inc. *	1		351

Workday, Inc., Class A *	3		943

Zscaler, Inc. *	2		500

			31,509

Specialty Retail — 1.3%

Advance Auto Parts, Inc.	—	(a)	12

AutoZone, Inc. *	1		1,390

Bath & Body Works, Inc.	—	(a)	26

Best Buy Co., Inc.	6		611

Burlington Stores, Inc. *	2		484

CarMax, Inc. *	3		433

Dick’s Sporting Goods, Inc.	3		354

Gap, Inc. (The)	28		496

Home Depot, Inc. (The)	6		2,301

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)

Common Stocks — continued

Specialty Retail — continued

JD Sports Fashion plc (United Kingdom)	120		355

Lowe’s Cos., Inc.	8		1,951

Murphy USA, Inc.	4		806

National Vision Holdings, Inc. *	6		303

O’Reilly Automotive, Inc. *	3		2,107

Ross Stores, Inc.	6		737

TJX Cos., Inc. (The)	2		143

Topsports International Holdings Ltd. (China) (b)	34		34

Tractor Supply Co.	—	(a)	38

Ulta Beauty, Inc. *	—	(a)	32

			12,613

Technology Hardware, Storage & Peripherals — 2.4%

Advantech Co. Ltd. (Taiwan)	7		94

Apple, Inc.	96		17,118

Hewlett Packard Enterprise Co.	2		29

HP, Inc.	2		62

Lenovo Group Ltd. (China)	22		25

NetApp, Inc.	—	(a)	29

Quanta Computer, Inc. (Taiwan)	17		58

Samsung Electronics Co. Ltd. (South Korea)	77		5,034

Seagate Technology Holdings plc	7		788

Western Digital Corp. *	—	(a)	29

Wiwynn Corp. (Taiwan)	1		40

Xiaomi Corp., Class B (China) * (b)	21		50

			23,356

Textiles, Apparel & Luxury Goods — 1.3%

adidas AG (Germany)	10		2,784

ANTA Sports Products Ltd. (China)	3		45

Carter’s, Inc.	2		161

Cie Financiere Richemont SA (Registered) (Switzerland)	4		606

Columbia Sportswear Co.	4		372

Eclat Textile Co. Ltd. (Taiwan)	3		68

Kering SA (France)	1		522

LVMH Moet Hennessy Louis Vuitton SE (France)	6		4,910

NIKE, Inc., Class B	13		2,104

Pandora A/S (Denmark)	2		257

PVH Corp.	—	(a)	11

Ralph Lauren Corp.	4		487

Tapestry, Inc.	—	(a)	16

Under Armour, Inc., Class A *	—	(a)	6

Under Armour, Inc., Class C *	—	(a)	6

VF Corp.	—	(a)	34

			12,389

INVESTMENTS	SHARES (000)		VALUE ($000)

Thrifts & Mortgage Finance — 0.0% (c)

Housing Development Finance Corp. Ltd. (India)	7		229

Tobacco — 0.1%

Altria Group, Inc.	3		124

Philip Morris International, Inc.	8		746

			870

Trading Companies & Distributors — 0.3%

Ashtead Group plc (United Kingdom)	6		512

Azelis Group NV (Belgium) *	6		171

BOC Aviation Ltd. (Singapore) (b)	2		16

Fastenal Co.	1		52

Ferguson plc	12		2,148

United Rentals, Inc. *	—	(a)	34

WW Grainger, Inc.	—	(a)	32

			2,965

Transportation Infrastructure — 0.0% (c)

Airports of Thailand PCL (Thailand) *	25		46

Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico) *	4		57

Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico)	3		55

International Container Terminal Services, Inc. (Philippines)	9		36

			194

Water Utilities — 0.0% (c)

American Water Works Co., Inc.	—	(a)	49

Wireless Telecommunication Services — 0.2%

America Movil SAB de CV, Series L (Mexico)	156		165

MTN Group Ltd. (South Africa) *	4		38

SK Telecom Co. Ltd. (South Korea)	1		42

TIM SA (Brazil) *	14		33

T-Mobile US, Inc. *	14		1,604

Vodacom Group Ltd. (South Africa)	4		33

			1,915

Total Common Stocks (Cost $383,502)			570,694

Investment Companies — 11.6%

Fixed Income — 9.5%

JPMorgan Core Bond Fund Class R6 Shares (e)	7,726		91,397

U.S. Equity — 2.1%

JPMorgan Large Cap Value Fund Class R6 Shares (e)	1,044		19,839

Total Investment Companies (Cost $112,522)			111,236

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — 9.7%

U.S. Treasury Bonds

1.13%, 8/15/2040	4,000	3,493

2.75%, 11/15/2042	2,400	2,735

1.25%, 5/15/2050	6,000	5,095

U.S. Treasury Notes

1.38%, 1/31/2022 (f)	10,965	10,976

1.38%, 10/15/2022	20,000	20,161

0.25%, 8/31/2025	20,000	19,374

1.00%, 7/31/2028	22,000	21,418

2.88%, 8/15/2028	2,000	2,184

0.63%, 5/15/2030	8,000	7,480

Total U.S. Treasury Obligations (Cost $92,826)		92,916

Corporate Bonds — 7.1%

Aerospace & Defense — 0.2%

Boeing Co. (The) 5.15%, 5/1/2030	910	1,060

Raytheon Technologies Corp. 4.13%, 11/16/2028	370	414

		1,474

Auto Components — 0.0% (c)

Lear Corp. 2.60%, 1/15/2032	33	32

Automobiles — 0.2%

General Motors Co. 6.13%, 10/1/2025	440	505

Hyundai Capital America 0.80%, 1/8/2024 (d)	440	434

Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (d)	500	540

		1,479

Banks — 1.3%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.47%, 12/13/2029 (d) (g)	200	200

AIB Group plc (Ireland) 4.75%, 10/12/2023 (d)	200	212

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (d)	200	219

Banco Santander SA (Spain) 2.75%, 12/3/2030	400	391

Bank of America Corp.

(SOFR + 0.96%), 1.73%, 7/22/2027 (g)	1,460	1,450

(ICE LIBOR USD 3 Month + 3.15%), 4.08%, 3/20/2051 (g)	400	481

Bank of New Zealand (New Zealand) 2.00%, 2/21/2025 (d)	250	254

Barclays plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (g)	300	302

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

BNP Paribas SA (France)

4.63%, 3/13/2027 (d)	200	222

(SOFR + 1.51%), 3.05%, 1/13/2031 (d) (g)	300	308

Citigroup, Inc. (SOFR + 3.91%), 4.41%, 3/31/2031 (g)	1,400	1,600

Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.98%, 12/15/2027 (d) (g)	250	250

Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (d) (g)	250	250

DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (d) (g)	200	195

HSBC Holdings plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.35%), 4.29%, 9/12/2026 (g)	900	972

Lloyds Banking Group plc (United Kingdom) 3.75%, 1/11/2027	250	271

Mitsubishi UFJ Financial Group, Inc. (Japan) 2.19%, 2/25/2025	300	306

Mizuho Financial Group Cayman 3 Ltd. (Japan) 4.60%, 3/27/2024 (d)	400	425

NatWest Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (g)	200	197

Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (d)	300	295

Societe Generale SA (France) 2.63%, 1/22/2025 (d)	650	666

Standard Chartered plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.21%), 2.82%, 1/30/2026 (d) (g)	300	308

Sumitomo Mitsui Financial Group, Inc. (Japan) 3.04%, 7/16/2029	300	313

UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (d) (g)	217	214

Wells Fargo & Co. (ICE LIBOR USD 3 Month + 1.17%), 3.20%, 6/17/2027 (g)	1,040	1,097

Westpac Banking Corp. (Australia) (USD ICE Swap Rate 5 Year + 2.24%), 4.32%, 11/23/2031 (g)	300	324

		11,722

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

4.00%, 4/13/2028	240	267

4.44%, 10/6/2048	440	526

Constellation Brands, Inc. 2.88%, 5/1/2030	300	308

Fomento Economico Mexicano SAB de CV (Mexico) 3.50%, 1/16/2050	250	260

		1,361

Biotechnology — 0.2%

AbbVie, Inc.

3.20%, 11/21/2029	440	470

4.40%, 11/6/2042	440	526

Amgen, Inc. 2.20%, 2/21/2027	230	235

Biogen, Inc. 2.25%, 5/1/2030	300	295

Gilead Sciences, Inc. 1.65%, 10/1/2030	300	288

		1,814

Capital Markets — 0.6%

Ameriprise Financial, Inc. 3.70%, 10/15/2024	230	246

Brookfield Finance, Inc. (Canada) 4.85%, 3/29/2029	300	346

Credit Suisse Group AG (Switzerland)

(SOFR + 2.04%), 2.19%, 6/5/2026 (d) (g)	650	654

(SOFR + 1.73%), 3.09%, 5/14/2032 (d) (g)	252	256

Deutsche Bank AG (Germany) (SOFR + 1.72%), 3.04%, 5/28/2032 (g)	150	151

Goldman Sachs Group, Inc. (The) (ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (g)	1,170	1,260

Macquarie Group Ltd. (Australia) (SOFR + 1.44%), 2.69%, 6/23/2032 (d) (g)	200	199

Morgan Stanley 4.00%, 7/23/2025	1,110	1,203

UBS Group AG (Switzerland) (ICE LIBOR USD 3 Month + 1.47%), 3.13%, 8/13/2030 (d) (g)	200	209

		4,524

Chemicals — 0.0% (c)

International Flavors & Fragrances, Inc. 2.30%, 11/1/2030 (d)	240	235

LyondellBasell Industries NV 4.63%, 2/26/2055	200	244

		479

Construction & Engineering — 0.0% (c)

Quanta Services, Inc. 2.35%, 1/15/2032	103	100

Construction Materials — 0.0% (c)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	300	303

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Consumer Finance — 0.2%

AerCap Ireland Capital DAC (Ireland) 1.75%, 1/30/2026	450	441

Avolon Holdings Funding Ltd. (Ireland)

5.25%, 5/15/2024 (d)	350	375

2.13%, 2/21/2026 (d)	750	736

4.25%, 4/15/2026 (d)	400	424

Capital One Financial Corp. 3.80%, 1/31/2028	300	327

		2,303

Containers & Packaging — 0.0% (c)

WRKCo, Inc. 3.90%, 6/1/2028	300	328

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

1.65%, 2/1/2028	720	705

3.65%, 9/15/2059	140	141

Verizon Communications, Inc. 3.15%, 3/22/2030	800	847

		1,693

Electric Utilities — 0.6%

Appalachian Power Co. Series AA, 2.70%, 4/1/2031	510	523

Duke Energy Corp. 3.75%, 9/1/2046	440	469

Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (d)	246	243

Entergy Louisiana LLC 2.35%, 6/15/2032	440	439

Exelon Corp. 4.05%, 4/15/2030	440	489

Jersey Central Power & Light Co. 2.75%, 3/1/2032 (d)	104	105

NRG Energy, Inc. 2.45%, 12/2/2027 (d)	300	297

OGE Energy Corp. 0.70%, 5/26/2023	23	23

Pacific Gas and Electric Co. 4.95%, 7/1/2050	300	327

Southern California Edison Co. Series C, 4.13%, 3/1/2048	440	494

Southern Co. (The) Series A, 3.70%, 4/30/2030	370	402

Virginia Electric and Power Co. 4.45%, 2/15/2044	370	452

Xcel Energy, Inc. 3.40%, 6/1/2030	300	322

		4,585

Electrical Equipment — 0.0% (c)

Rockwell Automation, Inc. 2.80%, 8/15/2061	86	84

Electronic Equipment, Instruments & Components — 0.0% (c)

Arrow Electronics, Inc. 3.50%, 4/1/2022	240	240

Entertainment — 0.0% (c)

Walt Disney Co. (The) 2.65%, 1/13/2031	300	312

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — 0.8%

American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	92	91

American Tower Corp.

1.45%, 9/15/2026	272	266

2.90%, 1/15/2030	300	308

AvalonBay Communities, Inc. 2.45%, 1/15/2031	300	307

Boston Properties LP 2.75%, 10/1/2026	300	312

Brixmor Operating Partnership LP 4.13%, 5/15/2029	250	277

Corporate Office Properties LP 2.00%, 1/15/2029	226	217

Crown Castle International Corp. 4.45%, 2/15/2026	370	405

Equinix, Inc. 2.00%, 5/15/2028	113	111

Extra Space Storage LP 2.35%, 3/15/2032	150	146

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	300	284

Healthpeak Properties, Inc. 2.13%, 12/1/2028	43	43

Kilroy Realty LP 2.65%, 11/15/2033	120	117

Life Storage LP 2.20%, 10/15/2030	250	246

Office Properties Income Trust

2.65%, 6/15/2026	37	37

2.40%, 2/1/2027	112	108

3.45%, 10/15/2031	73	71

Physicians Realty LP 2.63%, 11/1/2031	74	74

Prologis LP 1.25%, 10/15/2030	300	279

Public Storage 2.25%, 11/9/2031	74	74

Realty Income Corp. 3.25%, 1/15/2031	300	323

Regency Centers LP 3.60%, 2/1/2027	300	323

Sabra Health Care LP 3.20%, 12/1/2031	248	242

Safehold Operating Partnership LP 2.85%, 1/15/2032	160	157

Simon Property Group LP 2.20%, 2/1/2031	300	293

UDR, Inc. 3.20%, 1/15/2030	300	315

Ventas Realty LP 3.25%, 10/15/2026	200	212

Welltower, Inc. 2.75%, 1/15/2032	300	303

WP Carey, Inc. 2.25%, 4/1/2033	440	417

		6,358

Food & Staples Retailing — 0.0% (c)

Alimentation Couche-Tard, Inc. (Canada) 3.80%, 1/25/2050 (d)	230	248

Kroger Co. (The) 2.20%, 5/1/2030	100	100

		348

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — 0.2%

Archer-Daniels-Midland Co. 3.25%, 3/27/2030	300	326

Bunge Ltd. Finance Corp.

1.63%, 8/17/2025	300	299

3.75%, 9/25/2027	300	325

Cargill, Inc. 2.13%, 4/23/2030 (d)	120	119

Conagra Brands, Inc. 5.40%, 11/1/2048	300	404

Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	300	299

		1,772

Gas Utilities — 0.0% (c)

Atmos Energy Corp. 3.38%, 9/15/2049	300	318

Health Care Equipment & Supplies — 0.1%

Abbott Laboratories 4.90%, 11/30/2046	370	505

Becton Dickinson and Co. 1.96%, 2/11/2031	370	356

Boston Scientific Corp. 2.65%, 6/1/2030	300	306

		1,167

Health Care Providers & Services — 0.2%

Anthem, Inc. 4.10%, 3/1/2028	370	410

CVS Health Corp. 2.70%, 8/21/2040	520	500

HCA, Inc. 5.25%, 6/15/2026	440	495

Quest Diagnostics, Inc. 2.95%, 6/30/2030	300	312

UnitedHealth Group, Inc. 2.00%, 5/15/2030	300	298

Universal Health Services, Inc.

2.65%, 10/15/2030 (d)	300	298

2.65%, 1/15/2032 (d)	49	48

		2,361

Hotels, Restaurants & Leisure — 0.0% (c)

Expedia Group, Inc. 3.25%, 2/15/2030	230	235

Household Durables — 0.0% (c)

MDC Holdings, Inc. 3.97%, 8/6/2061	150	143

Household Products — 0.0% (c)

Spectrum Brands, Inc. 5.75%, 7/15/2025	5	5

Independent Power and Renewable Electricity Producers — 0.0% (c)

Calpine Corp. 5.25%, 6/1/2026 (d)	37	38

Industrial Conglomerates — 0.0% (c)

Roper Technologies, Inc. 3.80%, 12/15/2026	370	405

Insurance — 0.3%

AIA Group Ltd. (Hong Kong) 3.60%, 4/9/2029 (d)	200	218

American International Group, Inc. 3.75%, 7/10/2025	370	396

Aon Corp. 2.80%, 5/15/2030	300	309

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Insurance — continued

Athene Global Funding 2.75%, 6/25/2024 (d)	300	309

Brighthouse Financial Global Funding 1.00%, 4/12/2024 (d)	300	297

Manulife Financial Corp. (Canada) (USD ICE Swap Rate 5 Year + 1.65%), 4.06%, 2/24/2032 (g)	300	323

Marsh & McLennan Cos., Inc. 2.25%, 11/15/2030	300	299

Principal Financial Group, Inc. 2.13%, 6/15/2030	300	297

Progressive Corp. (The) 3.20%, 3/26/2030	300	324

		2,772

Internet & Direct Marketing Retail — 0.0% (c)

eBay, Inc. 2.60%, 5/10/2031	230	232

IT Services — 0.0% (c)

Global Payments, Inc. 2.90%, 5/15/2030	300	305

Leisure Products — 0.0% (c)

Mattel, Inc.

3.38%, 4/1/2026 (d)	18	18

3.75%, 4/1/2029 (d)	1	1

		19

Life Sciences Tools & Services — 0.0% (c)

Thermo Fisher Scientific, Inc. 2.80%, 10/15/2041	159	161

Machinery — 0.0% (c)

Xylem, Inc. 2.25%, 1/30/2031	300	297

Media — 0.3%

Charter Communications Operating LLC

3.75%, 2/15/2028	331	355

2.25%, 1/15/2029	329	321

Comcast Corp.

2.65%, 2/1/2030	300	311

2.94%, 11/1/2056 (d)	397	377

Cox Communications, Inc. 1.80%, 10/1/2030 (d)	300	283

Discovery Communications LLC 3.63%, 5/15/2030	370	396

ViacomCBS, Inc. 5.85%, 9/1/2043	370	498

		2,541

Metals & Mining — 0.1%

Glencore Funding LLC (Australia) 2.63%, 9/23/2031 (d)	415	404

Steel Dynamics, Inc. 3.25%, 1/15/2031	300	316

		720

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multiline Retail — 0.0% (c)

Dollar General Corp. 3.50%, 4/3/2030	40	43

Kohl’s Corp. 3.38%, 5/1/2031	300	306

		349

Multi-Utilities — 0.1%

CenterPoint Energy, Inc. 1.45%, 6/1/2026	78	77

PG&E Energy Recovery Funding LLC Series A-3, 2.82%, 7/15/2046	43	43

Puget Energy, Inc. 2.38%, 6/15/2028	35	34

San Diego Gas & Electric Co. 2.95%, 8/15/2051	400	402

		556

Oil, Gas & Consumable Fuels — 0.6%

Boardwalk Pipelines LP 4.80%, 5/3/2029	300	336

BP Capital Markets America, Inc.

1.75%, 8/10/2030	240	230

3.38%, 2/8/2061	60	62

Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	300	321

Comstock Resources, Inc. 7.50%, 5/15/2025 (d)	33	34

Diamondback Energy, Inc. 3.25%, 12/1/2026	240	253

Enable Midstream Partners LP 4.40%, 3/15/2027	200	216

Energy Transfer LP 3.75%, 5/15/2030	440	466

Exxon Mobil Corp. 2.61%, 10/15/2030	600	623

Flex Intermediate Holdco LLC 4.32%, 12/30/2039 (d)	127	131

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (d)	440	441

MPLX LP 2.65%, 8/15/2030	140	139

NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	53	54

Phillips 66 1.30%, 2/15/2026	440	430

Pioneer Natural Resources Co. 1.13%, 1/15/2026	300	291

Plains All American Pipeline LP 3.55%, 12/15/2029	300	311

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	200	203

Williams Cos., Inc. (The) 2.60%, 3/15/2031	45	45

		4,586

Pharmaceuticals — 0.1%

Bristol-Myers Squibb Co. 1.45%, 11/13/2030	660	628

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/2026	440	467

Zoetis, Inc. 2.00%, 5/15/2030	300	296

		1,391

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Corporate Bonds — continued

Road & Rail — 0.1%

Burlington Northern Santa Fe LLC 3.30%, 9/15/2051	440	477

Norfolk Southern Corp. 2.30%, 5/15/2031	370	372

Triton Container International Ltd. (Bermuda) 1.15%, 6/7/2024 (d)	38	38

Union Pacific Corp. 3.95%, 9/10/2028	370	415

		1,302

Semiconductors & Semiconductor Equipment — 0.1%

Analog Devices, Inc. 3.50%, 12/5/2026	230	251

Broadcom, Inc. 3.19%, 11/15/2036 (d)	660	659

NXP BV (China) 2.50%, 5/11/2031 (d)	230	230

Xilinx, Inc. 2.38%, 6/1/2030	70	71

		1,211

Software — 0.1%

Oracle Corp. 3.25%, 11/15/2027	600	632

Specialty Retail — 0.1%

AutoZone, Inc. 4.00%, 4/15/2030	300	336

Lowe’s Cos., Inc. 3.10%, 5/3/2027	240	256

O’Reilly Automotive, Inc. 1.75%, 3/15/2031	300	284

		876

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc. 2.38%, 2/8/2041	230	223

Dell International LLC 6.02%, 6/15/2026	440	509

		732

Thrifts & Mortgage Finance — 0.0% (c)

BPCE SA (France) (SOFR + 1.31%), 2.28%, 1/20/2032 (d) (g)	250	241

Tobacco — 0.0% (c)

BAT Capital Corp. (United Kingdom) 3.73%, 9/25/2040	300	288

Trading Companies & Distributors — 0.1%

Air Lease Corp.

2.88%, 1/15/2026	450	464

3.63%, 4/1/2027	100	105

Aviation Capital Group LLC 3.88%, 5/1/2023 (d)	310	319

		888

Water Utilities — 0.0% (c)

American Water Capital Corp. 2.80%, 5/1/2030	300	311

Wireless Telecommunication Services — 0.1%

T-Mobile USA, Inc. 3.88%, 4/15/2030	780	853

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Wireless Telecommunication Services — continued

Vodafone Group plc (United Kingdom) 4.38%, 5/30/2028	300		338

			1,191

Total Corporate Bonds (Cost $67,936)			67,584

Mortgage-Backed Securities —4.8%

FNMA UMBS, 30 Year Pool # BU1805, 2.50%, 12/1/2051	620		635

FNMA, Other Pool # AN5182, 3.39%, 4/1/2027	335		360

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 2/25/2052 (h)	37,380		38,042

GNMA II, 30 Year Pool # MA7649, 2.50%, 10/20/2051	6,948		7,124

Total Mortgage-Backed Securities (Cost $46,163)			46,161

	SHARES (000)
Exchange-Traded Funds — 1.8%

International Equity — 1.8%

JPMorgan BetaBuilders Japan ETF (e)	307		16,918

U.S. Equity — 0.0% (c)

SPDR S&P 500 ETF Trust	—	(a)	97

Total Exchange-Traded Funds (Cost $17,440)			17,015

	PRINCIPAL AMOUNT ($000)
Asset-Backed Securities — 0.9%

American Airlines Pass-Through Trust Series 2021-1, Class B, 3.95%, 7/11/2030	71		70

American Credit Acceptance Receivables Trust Series 2020-4, Class A, 0.53%, 3/13/2024 (d)	85		85

AmeriCredit Automobile Receivables Trust Series 2021-2, Class B, 0.69%, 1/19/2027	76		75

Carvana Auto Receivables Trust

Series 2021-P3, Class A3, 0.70%, 11/10/2026	164		162

Series 2021-P4, Class A4, 1.64%, 12/10/2027	400		400

CDC Mortgage Capital Trust Series 2003-HE3, Class M2, 2.73%, 11/25/2033 ‡ (i)	—	(a)	—	(a)

CIG Auto Receivables Trust Series 2021-1A, Class A, 0.69%, 4/14/2025 (d)	136		136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Asset-Backed Securities — continued

Credit Acceptance Auto Loan Trust

Series 2020-2A, Class A, 1.37%, 7/16/2029 (d)	500		503

Series 2020-3A, Class A, 1.24%, 10/15/2029 (d)	500		500

Drive Auto Receivables Trust

Series 2021-2, Class A3, 0.35%, 3/17/2025	200		199

Series 2021-3, Class B, 1.11%, 5/15/2026	49		49

DT Auto Owner Trust

Series 2021-3A, Class C, 0.87%, 5/17/2027 (d)	133		131

Series 2021-4A, Class D, 1.99%, 9/15/2027 (d)	114		113

Exeter Automobile Receivables Trust

Series 2021-3A, Class A3, 0.35%, 2/18/2025	200		199

Series 2021-2A, Class B, 0.57%, 9/15/2025	78		78

Series 2021-3A, Class B, 0.69%, 1/15/2026	162		161

Series 2021-4A, Class B, 1.05%, 5/15/2026	130		130

Flagship Credit Auto Trust

Series 2021-4, Class A, 0.81%, 7/17/2026 (d)	219		218

Series 2021-3, Class A, 0.36%, 7/15/2027 (d)	255		253

GLS Auto Receivables Issuer Trust

Series 2021-4A, Class A, 0.84%, 7/15/2025 (d)	300		300

Series 2021-3A, Class C, 1.11%, 9/15/2026 (d)	114		112

GLS Auto Receivables Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	47		47

GM Financial Automobile Leasing Trust Series 2021-3, Class A3, 0.39%, 10/21/2024	184		182

GM Financial Consumer Automobile Receivables Trust Series 2020-1, Class A3, 1.84%, 9/16/2024	519		523

MVW LLC Series 2021-2A, Class A, 1.43%, 5/20/2039 (d)	195		193

PRET LLC Series 2021-NPL6, Class A1, 2.49%, 7/25/2051 (d) (j)	250		250

Progress Residential Trust Series 2021-SFR8, Class E1, 2.38%, 10/17/2038 ‡ (d)	156		152

Santander Drive Auto Receivables Trust Series 2021-3, Class B, 0.60%, 12/15/2025	153		152

Series 2021-2, Class C, 0.90%, 6/15/2026	103		103

Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 0.37%, 5/25/2031 ‡ (d) (i)	—	(a)	—	(a)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tesla Auto Lease Trust

Series 2019-A, Class A3, 2.16%, 10/20/2022 (d)	790	794

Series 2021-B, Class A4, 0.63%, 9/22/2025 (d)	102	101

Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (d)	267	266

Toyota Lease Owner Trust Series 2021-A, Class A3, 0.39%, 4/22/2024 (d)	500	497

United Airlines Pass-Through Trust Series 2016-2, Class AA, 2.88%, 10/7/2028	394	401

US Auto Funding Series 2021-1A, Class A, 0.79%, 7/15/2024 (d)	123	123

Westlake Automobile Receivables Trust

Series 2021-3A, Class A3, 0.95%, 6/16/2025 (d)	200	199

Series 2021-3A, Class D, 2.12%, 1/15/2027 (d)	125	125

World Omni Auto Receivables Trust Series 2021-C, Class A3, 0.44%, 8/17/2026	82	81

World Omni Automobile Lease Securitization Trust Series 2021-A, Class A3, 0.42%, 8/15/2024	152	151

Total Asset-Backed Securities (Cost $8,257)		8,214

Foreign Government Securities — 0.1%

Republic of Colombia (Colombia) 3.25%, 4/22/2032	250	225

United Mexican States (Mexico)

4.13%, 1/21/2026	200	220

3.77%, 5/24/2061	400	368

Total Foreign Government Securities (Cost $850)		813

Commercial Mortgage-Backed Securities —0.1%

FREMF Mortgage Trust Series 2017-KF40, Class B, 2.79%, 11/25/2027 (d) (i)	236	236

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 5.82%, 7/15/2044 (i)	4	4

Morgan Stanley Capital I Trust Series 2021-PLZA, Class A, 2.57%, 11/9/2043 (d)	294	299

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (d)	235	240

Total Commercial Mortgage-Backed Securities (Cost $785)		779

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)		VALUE ($000)

Collateralized Mortgage Obligations — 0.1%

Alternative Loan Trust Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020	—	(a)	—	(a)

Banc of America Alternative Loan Trust Series 2006-5, Class 3A1, 6.00%, 6/25/2046	—	(a)	—	(a)

CHL Mortgage Pass-Through Trust Series 2006-21, Class A14, 6.00%, 2/25/2037	—	(a)	—	(a)

FNMA, REMIC Series 2009-86, Class OT, PO, 10/25/2037	—	(a)	—	(a)

GSR Mortgage Loan Trust Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	2		2

MASTR Alternative Loan Trust Series 2005-6, Class 1A2, 5.50%, 12/25/2035	3		2

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	1		1

PRPM LLC Series 2021-10, Class A1, 2.49%, 10/25/2026 (d) (j)	122		122

Seasoned Credit Risk Transfer Trust Series 2017-4, Class M60C, 3.50%, 6/25/2057	390		411

VOLT CV LLC Series 2021-CF2, Class A1, 2.49%, 11/27/2051 (d) (j)	143		143

Total Collateralized Mortgage Obligations (Cost $688)			681

Loan Assignments — 0.0% (c) (k)

Food & Staples Retailing — 0.0% (c)

Moran Foods LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 12/31/2038 (g)	7		7

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 6.00%), 8.00%, 4/1/2024 ‡ (g) (l)	49		49

Moran Foods LLC, Tranche A 2nd Lien Term Loan (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 10/1/2024 (g)	69		59

			115

Total Loan Assignments (Cost $88)			115

	NO. OF WARRANTS (000)
Warrants —0.0% (c)

Media — 0.0% (c)

Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) * ‡	1		27

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)

Oil, Gas & Consumable Fuels — 0.0% (c)

Chesapeake Energy Corp.

expiring 2/9/2026, price 27.27 USD *	1		21

expiring 2/9/2026, price 31.71 USD *	1		20

expiring 2/9/2026, price 35.71 USD *	—	(a)	10

			51

Total Warrants (Cost $—(a))			78

	SHARES (000)
Short-Term Investments — 6.5%

Investment Companies — 6.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (e) (m) (Cost $62,484)	62,460		62,485

Total Investments — 102.2% (Cost $793,541)			978,771
Liabilities in Excess of Other Assets — (2.2)%			(20,631)

NET ASSETS — 100.0%			958,140

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY	PERCENT OF TOTAL INVESTMENTS

United States	74.4%

France	2.3

United Kingdom	2.1

Germany	1.7

China	1.6

Switzerland	1.4

Denmark	1.0

Others (each less than 1.0%)	9.1

Short-Term Investments	6.4

Abbreviations

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
OYJ	Public Limited Company
PJSC	Public Joint Stock Company

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPDR	Standard & Poor’s Depository Receipts
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(h)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(i)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(j)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.
(k)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(l)	All or a portion of this security is unsettled as of December 31, 2021. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(m)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	326	03/2022	EUR	15,889	528

FTSE 100 Index	2	03/2022	GBP	198	4

MSCI EAFE E-Mini Index	405	03/2022	USD	46,984	1,278

MSCI Emerging Markets E-Mini Index	2	03/2022	USD	123	1

S&P 500 E-Mini Index	116	03/2022	USD	27,598	574

TOPIX Index	163	03/2022	JPY	28,241	38

					2,423

Short Contracts

MSCI Emerging Markets E-Mini Index	(726)	03/2022	USD	(44,508)	(426)

Russell 2000 E-Mini Index	(20)	03/2022	USD	(2,242)	(66)

S&P Midcap 400 E-Mini Index	(62)	03/2022	USD	(17,596)	(584)

U.S. Treasury 10 Year Note	(304)	03/2022	USD	(39,620)	(352)

					(1,428)

					995

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	DECEMBER 31, 2021

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

Forward foreign currency exchange contracts outstanding as of December 31, 2021 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
AUD	5,430	CAD	4,943	Goldman Sachs International	1/24/2022	43
AUD	295	CAD	268	Standard Chartered Bank	1/24/2022	3
AUD	781	EUR	489	Goldman Sachs International	1/24/2022	11
AUD	1,498	JPY	123,192	Barclays Bank plc	1/24/2022	19
AUD	3,867	JPY	316,917	BNP Paribas	1/24/2022	58
AUD	428	USD	306	BNP Paribas	1/24/2022	5
AUD	2,181	USD	1,553	Citibank, NA	1/24/2022	34
AUD	3,257	USD	2,324	HSBC Bank, NA	1/24/2022	45
BRL	4,311	USD	759	Barclays Bank plc **	1/24/2022	11
BRL	4,333	USD	753	Goldman Sachs International **	1/24/2022	21
CAD	1,332	AUD	1,437	Goldman Sachs International	1/24/2022	8
CAD	153	EUR	105	BNP Paribas	1/24/2022	1
CAD	5,010	EUR	3,450	Goldman Sachs International	1/24/2022	31
CAD	648	JPY	58,638	BNP Paribas	1/24/2022	2
CAD	4,939	USD	3,827	Goldman Sachs International	1/24/2022	77
CAD	265	USD	207	TD Bank Financial Group	1/24/2022	3
CHF	241	EUR	230	Citibank, NA	1/24/2022	2
CHF	186	GBP	150	BNP Paribas	1/24/2022	1
CHF	4,386	USD	4,733	BNP Paribas	1/24/2022	83
CHF	735	USD	799	Standard Chartered Bank	1/24/2022	8
CZK	44,001	EUR	1,718	Barclays Bank plc	1/24/2022	53
CZK	8,585	EUR	337	Citibank, NA	1/24/2022	9
CZK	4,323	USD	194	Barclays Bank plc	1/24/2022	4
CZK	17,545	USD	790	BNP Paribas	1/24/2022	12
EUR	228	AUD	356	Goldman Sachs International	1/24/2022	1
EUR	1,742	CAD	2,494	BNP Paribas	1/24/2022	12
EUR	1,742	CAD	2,494	Citibank, NA	1/24/2022	13
EUR	679	GBP	571	BNP Paribas	1/24/2022	1
EUR	925	HUF	339,700	BNP Paribas	1/24/2022	8
EUR	87	JPY	11,169	Barclays Bank plc	1/24/2022	2
EUR	1,377	JPY	176,508	BNP Paribas	1/24/2022	34
EUR	2,066	JPY	264,864	TD Bank Financial Group	1/24/2022	50
EUR	1,387	SEK	14,059	Barclays Bank plc	1/24/2022	23
EUR	677	SEK	6,938	Citibank, NA	1/24/2022	3
EUR	1,393	SEK	14,016	Goldman Sachs International	1/24/2022	35
EUR	1,812	USD	2,033	Goldman Sachs International	1/24/2022	31
GBP	190	CAD	321	BNP Paribas	1/24/2022	3
GBP	1,464	EUR	1,739	BNP Paribas	1/24/2022	1
GBP	1,465	EUR	1,739	Citibank, NA	1/24/2022	2
GBP	2,997	EUR	3,525	Goldman Sachs International	1/24/2022	42
GBP	79	SEK	945	BNP Paribas	1/24/2022	2
GBP	1,465	USD	1,954	Goldman Sachs International	1/24/2022	29

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
IDR	3,742,858	USD	261	BNP Paribas **	1/24/2022	2
IDR	4,675,623	USD	327	BNP Paribas **	1/24/2022	2
ILS	2,423	USD	766	Barclays Bank plc	1/24/2022	14
ILS	3,264	USD	1,045	BNP Paribas	1/24/2022	5
INR	75,871	USD	1,012	BNP Paribas **	1/24/2022	4
INR	19,164	USD	256	BNP Paribas **	1/24/2022	1
INR	97,138	USD	1,286	Citibank, NA **	1/24/2022	15
MXN	10,760	USD	519	BNP Paribas	1/24/2022	5
MXN	3,909	USD	187	Citibank, NA	1/24/2022	4
MXN	10,925	USD	518	Goldman Sachs International	1/24/2022	14
MXN	4,973	USD	238	Merrill Lynch International	1/24/2022	4
PLN	6,406	EUR	1,375	BNP Paribas	1/24/2022	22
PLN	1,901	USD	465	BNP Paribas	1/24/2022	6
PLN	1,123	USD	269	Citibank, NA	1/24/2022	9
PLN	6,875	USD	1,690	Goldman Sachs International	1/24/2022	15
SEK	7,012	EUR	678	Barclays Bank plc	1/24/2022	4
SEK	6,913	EUR	671	Citibank, NA	1/24/2022	1
SEK	13,906	EUR	1,349	Goldman Sachs International	1/24/2022	3
SEK	2,352	USD	258	TD Bank Financial Group	1/24/2022	2
THB	8,758	USD	258	BNP Paribas	1/24/2022	4
THB	17,256	USD	515	Goldman Sachs International	1/24/2022	2
USD	3,608	AUD	4,943	BNP Paribas	1/24/2022	11
USD	856	BRL	4,776	Citibank, NA **	1/24/2022	3
USD	542	BRL	3,028	Goldman Sachs International **	1/24/2022	1
USD	801	CLP	643,477	Barclays Bank plc **	1/24/2022	47
USD	262	CLP	208,844	BNP Paribas **	1/24/2022	17
USD	524	CLP	433,004	Goldman Sachs International **	1/24/2022	17
USD	261	COP	1,021,663	Barclays Bank plc **	1/24/2022	10
USD	776	COP	3,045,420	BNP Paribas **	1/24/2022	29
USD	244	COP	954,200	BNP Paribas **	1/24/2022	10
USD	257	COP	1,004,301	Citibank, NA **	1/24/2022	11
USD	743	COP	2,944,343	Goldman Sachs International **	1/24/2022	21
USD	7,790	EUR	6,794	Citibank, NA	1/24/2022	52
USD	207	HUF	66,854	HSBC Bank, NA	1/24/2022	2
USD	590	JPY	66,835	Barclays Bank plc	1/24/2022	9
USD	259	KRW	306,457	BNP Paribas **	1/24/2022	1
USD	530	KRW	626,207	Citibank, NA **	1/24/2022	3
USD	521	KRW	615,156	Goldman Sachs International **	1/24/2022	4
USD	255	PHP	12,924	BNP Paribas **	1/24/2022	4
USD	2,121	PHP	106,100	BNP Paribas **	1/24/2022	57
USD	258	RUB	19,180	Barclays Bank plc **	1/24/2022	4
USD	762	RUB	56,757	BNP Paribas **	1/24/2022	8
USD	184	RUB	13,674	Citibank, NA **	1/24/2022	3
USD	262	RUB	19,179	Citigroup Global Markets Holdings, Inc. **	1/24/2022	7
USD	751	RUB	55,421	Goldman Sachs International **	1/24/2022	14
USD	1,534	SEK	13,391	Citibank, NA	1/24/2022	52
USD	229	THB	7,488	BNP Paribas	1/24/2022	5
USD	1,589	THB	52,197	Goldman Sachs International	1/24/2022	26
USD	526	THB	17,226	HSBC Bank, NA	1/24/2022	10
USD	495	TRY	5,414	BNP Paribas	1/24/2022	92
USD	263	TRY	2,841	HSBC Bank, NA	1/24/2022	52
USD	259	TWD	7,178	BNP Paribas **	1/24/2022	—	(a)
USD	2,206	ZAR	34,792	Barclays Bank plc	1/24/2022	29
USD	524	ZAR	8,062	BNP Paribas	1/24/2022	19

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	DECEMBER 31, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	209	ZAR	3,339	Citibank, NA	1/24/2022	— (a)
ZAR	12,254	USD	765	Barclays Bank plc	1/24/2022	2
ZAR	12,200	USD	760	HSBC Bank, NA	1/24/2022	3
CAD	330	NZD	379	Citibank, NA	1/25/2022	2
NZD	126	EUR	75	BNP Paribas	1/25/2022	— (a)
NZD	291	JPY	22,354	Barclays Bank plc	1/25/2022	5
USD	499	NZD	714	Goldman Sachs International	1/25/2022	10
USD	251	NZD	367	State Street Corp.	1/25/2022	— (a)
CAD	39	USD	30	BNP Paribas	1/31/2022	— (a)
CAD	259	USD	202	State Street Corp.	1/31/2022	3
CHF	1,931	USD	2,102	BNP Paribas	1/31/2022	19
CHF	109	USD	119	Standard Chartered Bank	1/31/2022	1
CHF	172	USD	186	State Street Corp.	1/31/2022	2
EUR	58	USD	66	Merrill Lynch International	1/31/2022	1
GBP	128	USD	170	BNP Paribas	1/31/2022	3
GBP	10	USD	13	Goldman Sachs International	1/31/2022	— (a)
GBP	470	USD	625	Merrill Lynch International	1/31/2022	11
SEK	2,699	USD	296	BNP Paribas	1/31/2022	3
SEK	735	USD	81	Merrill Lynch International	1/31/2022	1
SGD	27	USD	20	State Street Corp.	1/31/2022	— (a)
USD	1,906	DKK	12,187	BNP Paribas	1/31/2022	39
USD	7,071	EUR	6,075	BNP Paribas	1/31/2022	150
USD	14	EUR	12	State Street Corp.	1/31/2022	— (a)
USD	227	JPY	25,807	State Street Corp.	1/31/2022	3
USD	989	SEK	8,512	Citibank, NA	1/31/2022	47

Total unrealized appreciation						1,909

AUD	319	GBP	172	Barclays Bank plc	1/24/2022	(1)
AUD	638	USD	466	Goldman Sachs International	1/24/2022	(1)
BRL	6,915	USD	1,260	Goldman Sachs International **	1/24/2022	(25)
CAD	9,772	USD	7,759	Citibank, NA	1/24/2022	(34)
CAD	218	USD	175	Merrill Lynch International	1/24/2022	(1)
CLP	641,796	USD	779	Barclays Bank plc **	1/24/2022	(28)
CLP	210,839	USD	261	Barclays Bank plc **	1/24/2022	(14)
CLP	641,165	USD	770	BNP Paribas **	1/24/2022	(19)
CLP	636,000	USD	775	Citibank, NA **	1/24/2022	(31)
CLP	855,478	USD	1,067	Goldman Sachs International **	1/24/2022	(66)
COP	3,034,809	USD	755	Barclays Bank plc **	1/24/2022	(10)
COP	3,074,052	USD	776	BNP Paribas **	1/24/2022	(22)
COP	841,617	USD	215	Goldman Sachs International **	1/24/2022	(9)
EUR	1,382	CAD	2,001	Citibank, NA	1/24/2022	(8)
EUR	2,052	CAD	2,974	Goldman Sachs International	1/24/2022	(13)
EUR	431	CHF	449	Goldman Sachs International	1/24/2022	(2)
EUR	683	CZK	17,322	Barclays Bank plc	1/24/2022	(13)
EUR	86	CZK	2,188	BNP Paribas	1/24/2022	(2)
EUR	1,394	CZK	35,755	Citibank, NA	1/24/2022	(47)
EUR	463	CZK	11,783	HSBC Bank, NA	1/24/2022	(10)
EUR	227	GBP	192	BNP Paribas	1/24/2022	(2)
EUR	2,052	GBP	1,757	Citibank, NA	1/24/2022	(41)
EUR	228	ILS	816	BNP Paribas	1/24/2022	(3)
EUR	461	PLN	2,173	BNP Paribas	1/24/2022	(13)
EUR	463	PLN	2,177	Citibank, NA	1/24/2022	(12)
EUR	3,419	USD	3,948	Goldman Sachs International	1/24/2022	(53)
EUR	679	ZAR	12,513	Citibank, NA	1/24/2022	(10)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
HUF	84,643	EUR	230	BNP Paribas	1/24/2022	(1)
HUF	84,491	EUR	230	Goldman Sachs International	1/24/2022	(2)
HUF	82,056	USD	253	BNP Paribas	1/24/2022	— (a)
HUF	405,036	USD	1,258	Citibank, NA	1/24/2022	(13)
ILS	807	EUR	228	Goldman Sachs International	1/24/2022	— (a)
ILS	2,508	USD	817	BNP Paribas	1/24/2022	(10)
JPY	178,129	AUD	2,179	Citibank, NA	1/24/2022	(37)
JPY	263,855	AUD	3,264	HSBC Bank, NA	1/24/2022	(81)
JPY	29,562	CHF	235	HSBC Bank, NA	1/24/2022	(2)
JPY	9,918	EUR	77	Barclays Bank plc	1/24/2022	(1)
JPY	264,764	EUR	2,065	Citibank, NA	1/24/2022	(50)
JPY	176,435	EUR	1,373	Goldman Sachs International	1/24/2022	(30)
JPY	172,178	USD	1,513	Goldman Sachs International	1/24/2022	(16)
JPY	58,658	USD	515	HSBC Bank, NA	1/24/2022	(5)
KRW	335,535	USD	282	BNP Paribas **	1/24/2022	— (a)
KRW	2,479,595	USD	2,100	BNP Paribas **	1/24/2022	(16)
KRW	579,074	USD	490	Citibank, NA **	1/24/2022	(3)
PHP	52,965	USD	1,038	BNP Paribas **	1/24/2022	(8)
PHP	26,292	USD	526	Goldman Sachs International **	1/24/2022	(14)
RUB	76,436	USD	1,026	BNP Paribas **	1/24/2022	(10)
RUB	18,651	USD	252	Citigroup Global Markets Holdings, Inc. **	1/24/2022	(4)
RUB	146,659	USD	2,005	Goldman Sachs International **	1/24/2022	(56)
SEK	6,837	CHF	721	BNP Paribas	1/24/2022	(35)
SEK	6,850	CHF	723	Citibank, NA	1/24/2022	(36)
SEK	6,864	CHF	724	Goldman Sachs International	1/24/2022	(35)
SEK	11,301	EUR	1,118	Barclays Bank plc	1/24/2022	(22)
SEK	3,223	EUR	318	BNP Paribas	1/24/2022	(5)
SEK	13,822	EUR	1,379	Goldman Sachs International	1/24/2022	(41)
SEK	776	GBP	64	Barclays Bank plc	1/24/2022	(1)
SEK	2,624	GBP	219	BNP Paribas	1/24/2022	(6)
SEK	14,012	GBP	1,161	Citibank, NA	1/24/2022	(21)
SEK	1,925	USD	221	BNP Paribas	1/24/2022	(7)
THB	7,536	USD	231	Barclays Bank plc	1/24/2022	(5)
THB	17,360	USD	521	BNP Paribas	1/24/2022	(2)
THB	8,340	USD	250	Citibank, NA	1/24/2022	— (a)
THB	26,339	USD	789	Goldman Sachs International	1/24/2022	(1)
TRY	2,705	USD	264	Barclays Bank plc	1/24/2022	(63)
TRY	5,665	USD	526	HSBC Bank, NA	1/24/2022	(105)
TWD	7,178	USD	259	BNP Paribas **	1/24/2022	— (a)
USD	388	AUD	545	Barclays Bank plc	1/24/2022	(9)
USD	3,850	AUD	5,424	Goldman Sachs International	1/24/2022	(97)
USD	388	AUD	545	Merrill Lynch International	1/24/2022	(9)
USD	491	BRL	2,795	BNP Paribas **	1/24/2022	(8)
USD	98	BRL	552	Goldman Sachs International **	1/24/2022	(1)
USD	87	CAD	110	Goldman Sachs International	1/24/2022	— (a)
USD	78	CAD	101	Standard Chartered Bank	1/24/2022	(2)
USD	754	CHF	693	BNP Paribas	1/24/2022	(7)
USD	4,239	CHF	3,893	Goldman Sachs International	1/24/2022	(36)
USD	739	CLP	644,911	Citibank, NA **	1/24/2022	(16)
USD	582	CZK	13,046	BNP Paribas	1/24/2022	(14)
USD	253	CZK	5,763	Citibank, NA	1/24/2022	(10)
USD	164	EUR	145	Barclays Bank plc	1/24/2022	(1)
USD	1,964	EUR	1,727	Goldman Sachs International	1/24/2022	(3)
USD	1,965	EUR	1,727	HSBC Bank, NA	1/24/2022	(2)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	DECEMBER 31, 2021

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	1,554	GBP	1,172	Barclays Bank plc	1/24/2022	(32)
USD	105	GBP	79	BNP Paribas	1/24/2022	(1)
USD	3,916	GBP	2,921	HSBC Bank, NA	1/24/2022	(38)
USD	218	GBP	162	Standard Chartered Bank	1/24/2022	(2)
USD	250	HUF	81,962	BNP Paribas	1/24/2022	(2)
USD	1,248	IDR	17,959,382	BNP Paribas **	1/24/2022	(14)
USD	1,127	IDR	16,282,198	Goldman Sachs International **	1/24/2022	(17)
USD	2,113	ILS	6,572	BNP Paribas	1/24/2022	— (a)
USD	777	INR	58,271	BNP Paribas **	1/24/2022	(3)
USD	256	INR	19,164	BNP Paribas **	1/24/2022	(1)
USD	260	KRW	310,923	BNP Paribas **	1/24/2022	(1)
USD	1,029	MXN	22,323	Barclays Bank plc	1/24/2022	(58)
USD	1,166	MXN	24,251	BNP Paribas	1/24/2022	(14)
USD	262	MXN	5,487	Citibank, NA	1/24/2022	(5)
USD	266	PLN	1,085	BNP Paribas	1/24/2022	(3)
USD	94	PLN	387	Royal Bank of Canada	1/24/2022	(2)
USD	515	RUB	39,127	Goldman Sachs International **	1/24/2022	(5)
USD	1,027	SEK	9,319	BNP Paribas	1/24/2022	(5)
USD	7	TRY	115	Standard Chartered Bank	1/24/2022	(1)
USD	261	TWD	7,227	BNP Paribas **	1/24/2022	— (a)
ZAR	3,592	USD	230	Barclays Bank plc	1/24/2022	(6)
ZAR	7,941	USD	513	BNP Paribas	1/24/2022	(17)
ZAR	3,025	USD	190	Citibank, NA	1/24/2022	— (a)
CAD	3,923	NZD	4,577	Goldman Sachs International	1/25/2022	(33)
EUR	97	RON	483	HSBC Bank, NA	1/25/2022	— (a)
JPY	59,714	NZD	761	BNP Paribas	1/25/2022	(2)
JPY	92,912	NZD	1,203	Goldman Sachs International	1/25/2022	(16)
NZD	3,416	CAD	2,970	BNP Paribas	1/25/2022	(9)
NZD	1,126	CAD	976	Citibank, NA	1/25/2022	(1)
NZD	360	CAD	314	Goldman Sachs International	1/25/2022	(2)
NZD	1,838	USD	1,288	BNP Paribas	1/25/2022	(29)
RON	4,406	USD	1,014	Goldman Sachs International	1/25/2022	(2)
USD	241	NZD	357	BNP Paribas	1/25/2022	(3)
USD	473	NZD	692	Goldman Sachs International	1/25/2022	(1)
USD	257	RON	1,129	Barclays Bank plc	1/25/2022	(2)
USD	741	RON	3,259	BNP Paribas	1/25/2022	(8)
USD	152	RON	664	Goldman Sachs International	1/25/2022	(1)
AUD	2,555	USD	1,918	BNP Paribas	1/31/2022	(59)
CAD	4,237	USD	3,424	BNP Paribas	1/31/2022	(75)
EUR	408	USD	477	BNP Paribas	1/31/2022	(13)
EUR	659	USD	764	State Street Corp.	1/31/2022	(13)
GBP	1,108	USD	1,527	State Street Corp.	1/31/2022	(28)
JPY	1,220	USD	11	BNP Paribas	1/31/2022	— (a)
JPY	871,485	USD	7,654	Goldman Sachs International	1/31/2022	(77)
NOK	1,513	USD	181	State Street Corp.	1/31/2022	(9)
SEK	889	USD	99	BNP Paribas	1/31/2022	— (a)
SGD	391	USD	290	BNP Paribas	1/31/2022	— (a)
USD	1	CHF	1	BNP Paribas	1/31/2022	— (a)
USD	307	DKK	2,024	Merrill Lynch International	1/31/2022	(3)
USD	37	DKK	242	Standard Chartered Bank	1/31/2022	— (a)
USD	349	DKK	2,296	State Street Corp.	1/31/2022	(2)
USD	881	EUR	781	Merrill Lynch International	1/31/2022	(9)
USD	2,092	EUR	1,849	State Street Corp.	1/31/2022	(14)
USD	17	SGD	22	Australia & New Zealand Banking Group Ltd.	1/31/2022	— (a)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	828	SGD	1,129	BNP Paribas	1/31/2022	(9)
USD	125	SGD	171	Citibank, NA	1/31/2022	(2)
USD	481	SGD	650	Goldman Sachs International	1/31/2022	(2)
USD	240	SGD	328	State Street Corp.	1/31/2022	(3)
HKD	8,581	USD	1,104	BNP Paribas	2/4/2022	(3)

Total unrealized depreciation						(2,106)

Net unrealized depreciation						(197)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	DECEMBER 31, 2021

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DECEMBER 31, 2021	J.P. MORGAN FUNDS	33

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$788,132
Investments in affiliates, at value	190,639
Cash	5,356
Foreign currency, at value	143
Deposits at broker for futures contracts	13
Receivables:
Investment securities sold	11,357
Investment securities sold — delayed delivery securities	1,273
Fund shares sold	298
Interest from non-affiliates	823
Dividends from non-affiliates	284
Dividends from affiliates	—	(a)
Tax reclaims	559
Variation margin on futures contracts	757
Unrealized appreciation on forward foreign currency exchange contracts	1,909
Due from Broker	1,018

Total Assets	1,002,561

LIABILITIES:
Payables:
Distributions	40
Investment securities purchased	2,131
Investment securities purchased — delayed delivery securities	39,282
Fund shares redeemed	154
Unrealized depreciation on forward foreign currency exchange contracts	2,106
Accrued liabilities:
Investment advisory fees	343
Administration fees	34
Distribution fees	35
Service fees	28
Custodian and accounting fees	161
Deferred foreign capital gains tax	44
Other	63

Total Liabilities	44,421

Net Assets	$958,140

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	DECEMBER 31, 2021

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$786,011
Total distributable earnings (loss)	172,129

Total Net Assets	$958,140

Net Assets:
Class A	$130,447
Class C	11,165
Class I	51,709
Class L	189,864
Class R6	574,955

Total	$958,140

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	8,018
Class C	694
Class I	3,149
Class L	11,595
Class R6	35,121

Net Asset Value (a):
Class A — Redemption price per share	$16.27
Class C — Offering price per share (b)	16.10
Class I — Offering and redemption price per share	16.42
Class L — Offering and redemption price per share	16.37
Class R6 — Offering and redemption price per share	16.37
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.04

Cost of investments in non-affiliates	$601,182
Cost of investments in affiliates	192,359
Cost of foreign currency	82

(a)	Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	35

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,707
Interest income from affiliates	— (a)
Dividend income from non-affiliates	4,216
Dividend income from affiliates	1,711
Foreign taxes withheld (net)	(144)

Total investment income	7,490

EXPENSES:
Investment advisory fees	2,357
Administration fees	368
Distribution fees:
Class A	164
Class C	44
Service fees:
Class A	164
Class C	15
Class I	72
Class L	94
Custodian and accounting fees	231
Interest expense to affiliates	2
Professional fees	65
Trustees’ and Chief Compliance Officer’s fees	14
Printing and mailing costs	16
Registration and filing fees	38
Transfer agency fees (See Note 2.J.)	31
Other	21

Total expenses	3,696

Less fees waived	(720)

Net expenses	2,976

Net investment income (loss)	4,514

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	23,011 (b)
Investments in affiliates	1,260
Futures contracts	7,690
Foreign currency transactions	(90)
Forward foreign currency exchange contracts	(68)

Net realized gain (loss)	31,803

Distributions of capital gains received from investment company affiliates	2,065
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	6,979 (c)
Investments in affiliates	(3,257)
Futures contracts	2,252
Foreign currency translations	9
Forward foreign currency exchange contracts	(276)

Change in net unrealized appreciation/depreciation	5,707

Net realized/unrealized gains (losses)	39,575

Change in net assets resulting from operations	$44,089

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of $(5).
(c)	Net of change in foreign capital gains tax of $(11).

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,514	$13,650
Net realized gain (loss)	31,803	162,687
Distributions of capital gains received from investment company affiliates	2,065	3,359
Change in net unrealized appreciation/depreciation	5,707	60,159

Change in net assets resulting from operations	44,089	239,855

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(20,855)	(10,258)
Class C	(1,761)	(1,075)
Class I	(8,579)	(5,731)
Class L	(30,336)	(15,439)
Class R6	(92,483)	(48,608)

Total distributions to shareholders	(154,014)	(81,111)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	89,109	(98,513)

NET ASSETS:
Change in net assets	(20,816)	60,231
Beginning of period	978,956	918,725

End of period	$958,140	$978,956

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,276	$10,358
Distributions reinvested	20,444	10,056
Cost of shares redeemed	(6,546)	(16,219)

Change in net assets resulting from Class A capital transactions	18,174	4,195

Class C
Proceeds from shares issued	508	1,757
Distributions reinvested	1,760	1,066
Cost of shares redeemed	(2,090)	(8,648)

Change in net assets resulting from Class C capital transactions	178	(5,825)

Class I
Proceeds from shares issued	5,520	7,889
Distributions reinvested	7,700	5,600
Cost of shares redeemed	(17,712)	(22,065)

Change in net assets resulting from Class I capital transactions	(4,492)	(8,576)

Class L
Proceeds from shares issued	14,168	15,330
Distributions reinvested	29,211	14,842
Cost of shares redeemed	(16,989)	(22,242)

Change in net assets resulting from Class L capital transactions	26,390	7,930

Class R6
Proceeds from shares issued	15,151	22,418
Distributions reinvested	92,483	47,801
Cost of shares redeemed	(58,775)	(166,456)

Change in net assets resulting from Class R6 capital transactions	48,859	(96,237)

Total change in net assets resulting from capital transactions	$89,109	$(98,513)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Diversified Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	230	594
Reinvested	1,259	589
Redeemed	(364)	(935)

Change in Class A Shares	1,125	248

Class C
Issued	28	100
Reinvested	110	63
Redeemed	(113)	(505)

Change in Class C Shares	25	(342)

Class I
Issued	299	448
Reinvested	469	325
Redeemed	(951)	(1,282)

Change in Class I Shares	(183)	(509)

Class L
Issued	754	870
Reinvested	1,785	864
Redeemed	(918)	(1,254)

Change in Class L Shares	1,621	480

Class R6
Issued	806	1,276
Reinvested	5,649	2,780
Redeemed	(3,225)	(10,095)

Change in Class R6 Shares	3,230	(6,039)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	DECEMBER 31, 2021

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DECEMBER 31, 2021	J.P. MORGAN FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$18.47	$0.06	$0.76	$0.82	$(0.19)	$(2.83)	$(3.02)
Year Ended June 30, 2021	15.53	0.21	4.29	4.50	(0.26)	(1.30)	(1.56)
Year Ended June 30, 2020	16.54	0.27	0.16	0.43	(0.27)	(1.17)	(1.44)
Year Ended June 30, 2019	17.24	0.33	0.55	0.88	(0.30)	(1.28)	(1.58)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)

Class C
Six Months Ended December 31, 2021 (Unaudited)	18.31	0.01	0.75	0.76	(0.14)	(2.83)	(2.97)
Year Ended June 30, 2021	15.40	0.12	4.26	4.38	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2020	16.41	0.19	0.16	0.35	(0.19)	(1.17)	(1.36)
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)

Class I
Six Months Ended December 31, 2021 (Unaudited)	18.61	0.08	0.77	0.85	(0.21)	(2.83)	(3.04)
Year Ended June 30, 2021	15.64	0.25	4.32	4.57	(0.30)	(1.30)	(1.60)
Year Ended June 30, 2020	16.64	0.31	0.17	0.48	(0.31)	(1.17)	(1.48)
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)

Class L
Six Months Ended December 31, 2021 (Unaudited)	18.57	0.09	0.76	0.85	(0.22)	(2.83)	(3.05)
Year Ended June 30, 2021	15.60	0.26	4.32	4.58	(0.31)	(1.30)	(1.61)
Year Ended June 30, 2020	16.61	0.32	0.16	0.48	(0.32)	(1.17)	(1.49)
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	18.57	0.09	0.76	0.85	(0.22)	(2.83)	(3.05)
Year Ended June 30, 2021	15.60	0.28	4.32	4.60	(0.33)	(1.30)	(1.63)
Year Ended June 30, 2020	16.61	0.33	0.16	0.49	(0.33)	(1.17)	(1.50)
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$16.27	4.61%	$130,447	0.90%	0.62%	1.17%	40%
18.47	29.94	127,332	0.89	1.20	1.18	119
15.53	2.47	103,204	0.94	1.70	1.23	82
16.54	6.15	115,421	1.00	1.98	1.25	86
17.24	6.53	126,634	1.00	1.61	1.27	93
17.31	12.72	121,832	1.00	1.61	1.30	72

16.10	4.34	11,165	1.40	0.12	1.64	40
18.31	29.34	12,244	1.40	0.70	1.64	119
15.40	1.96	15,569	1.45	1.20	1.69	82
16.41	5.60	18,733	1.50	1.47	1.72	86
17.12	6.02	22,682	1.51	1.07	1.71	93
17.19	12.16	31,241	1.51	1.10	1.75	72

16.42	4.76	51,709	0.65	0.86	0.89	40
18.61	30.22	62,026	0.65	1.45	0.89	119
15.64	2.77	60,064	0.69	1.96	0.93	82
16.64	6.37	77,085	0.75	2.24	0.97	86
17.34	6.81	79,957	0.75	1.86	0.96	93
17.40	13.00	78,033	0.75	1.87	0.99	72

16.37	4.74	189,864	0.59	0.93	0.74	40
18.57	30.39	185,229	0.59	1.51	0.74	119
15.60	2.78	148,144	0.62	2.02	0.78	82
16.61	6.57	223,985	0.57	2.39	0.81	86
17.31	7.01	280,711	0.54	1.86	0.80	93
17.37	13.30	1,178,005	0.51	2.11	0.81	72

16.37	4.78	574,955	0.52	1.00	0.63	40
18.57	30.48	592,125	0.52	1.58	0.64	119
15.60	2.86	591,744	0.55	2.10	0.67	82
16.61	6.65	673,386	0.50	2.47	0.71	86
17.31	0.71	752,097	0.49	2.34	0.69	93

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Class L Shares of the Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

42	J.P. MORGAN FUNDS	DECEMBER 31, 2021

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$8,062	$152	$8,214
Collateralized Mortgage Obligations	—	681	—	681
Commercial Mortgage-Backed Securities	—	779	—	779
Common Stocks
Aerospace & Defense	3,953	3,617	—	7,570
Air Freight & Logistics	1,887	1,746	—	3,633
Airlines	1,872	—	—	1,872
Auto Components	78	421	—	499
Automobiles	7,225	5,205	—	12,430
Banks	30,908	16,948	—	47,856
Beverages	6,144	4,562	—	10,706
Biotechnology	14,809	88	—	14,897
Building Products	6,084	69	—	6,153
Capital Markets	14,719	3,963	—	18,682
Chemicals	5,334	3,207	—	8,541
Commercial Services & Supplies	2,942	—	—	2,942
Communications Equipment	1,737	838	—	2,575
Construction & Engineering	1,502	3,246	—	4,748
Construction Materials	1,195	520	—	1,715
Consumer Finance	2,879	45	—	2,924
Containers & Packaging	2,264	312	—	2,576
Distributors	1,101	243	—	1,344
Diversified Consumer Services	808	—	—	808
Diversified Financial Services	2,986	277	—	3,263
Diversified Telecommunication Services	2,018	768	—	2,786
Electric Utilities	8,430	2,918	—	11,348
Electrical Equipment	5,611	2,599	—	8,210
Electronic Equipment, Instruments & Components	2,868	2,228	—	5,096
Energy Equipment & Services	119	19	—	138

DECEMBER 31, 2021	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Entertainment	$3,201	$755	$—		$3,956
Equity Real Estate Investment Trusts (REITs)	14,215	429	—		14,644
Food & Staples Retailing	4,161	1,157	13		5,331
Food Products	2,246	5,198	—		7,444
Gas Utilities	368	119	—		487
Health Care Equipment & Supplies	11,509	1,840	—		13,349
Health Care Providers & Services	12,180	101	—	(a)	12,281
Health Care Technology	344	—	—		344
Hotels, Restaurants & Leisure	12,023	92	—		12,115
Household Durables	1,977	4,518	—		6,495
Household Products	4,472	121	—		4,593
Independent Power and Renewable Electricity Producers	306	106	—		412
Industrial Conglomerates	1,326	731	—		2,057
Insurance	11,804	9,626	—		21,430
Interactive Media & Services	20,473	3,631	—		24,104
Internet & Direct Marketing Retail	15,291	3,503	153		18,947
IT Services	14,330	4,263	—		18,593
Leisure Products	644	37	—		681
Life Sciences Tools & Services	4,365	1,705	—		6,070
Machinery	12,216	6,516	—		18,732
Marine	—	26	—		26
Media	5,633	226	—		5,859
Metals & Mining	1,226	5,139	—		6,365
Multiline Retail	1,368	917	—		2,285
Multi-Utilities	853	1,844	—		2,697
Oil, Gas & Consumable Fuels	10,189	4,950	—		15,139
Paper & Forest Products	77	—	—		77
Personal Products	849	1,806	—		2,655
Pharmaceuticals	12,253	9,579	—		21,832
Professional Services	2,986	3,990	—		6,976
Real Estate Management & Development	899	314	—		1,213
Road & Rail	9,087	—	—		9,087
Semiconductors & Semiconductor Equipment	29,185	5,832	—		35,017
Software	31,235	274	—		31,509
Specialty Retail	12,224	389	—		12,613
Technology Hardware, Storage & Peripherals	18,054	5,302	—		23,356
Textiles, Apparel & Luxury Goods	3,196	9,193	—		12,389
Thrifts & Mortgage Finance	—	229	—		229
Tobacco	870	—	—		870
Trading Companies & Distributors	118	2,847	—		2,965
Transportation Infrastructure	194	—	—		194
Water Utilities	49	—	—		49
Wireless Telecommunication Services	1,802	113	—		1,915

Total Common Stocks	419,271	151,257	166		570,694

Corporate Bonds	—	67,584	—		67,584
Exchange-Traded Funds	17,015	—	—		17,015
Foreign Government Securities	—	813	—		813
Investment Companies	111,236	—	—		111,236
Loan Assignments
Food & Staples Retailing	—	66	49		115

Total Loan Assignments	—	66	49		115

Mortgage-Backed Securities	—	46,161	—		46,161
U.S. Treasury Obligations	—	92,916	—		92,916

44	J.P. MORGAN FUNDS	DECEMBER 31, 2021

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Warrants
Media	$—	$—	$27	$27
Oil, Gas & Consumable Fuels	51	—	—	51

Total Warrants	51	—	27	78

Short-Term Investments
Investment Companies	62,485	—	—	62,485

Total Investments in Securities	$610,059	$368,318	$394	$978,771

Appreciation in Other Financial Instruments
Forward Currency Contracts	$—	$1,909	$—	$1,909
Futures Contracts	2,423	—	—	2,423
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(2,106)	—	(2,106)
Futures Contracts	(1,428)	—	—	(1,428)

Total Net Appreciation/Depreciation in Other Financial Instruments	$995	$(197)	$—	$798

(a)	Value is zero.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of June 30, 2021	Realized gain (loss)		Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3		Balance as of December 31, 2021
Investments in Securities:
Asset-Backed Securities	$6,843	$456		$(544)	$8	$156	$(6,767)	$—	$—		$152
Collateralized Mortgage Obligations	1,115	59		(60)	1	—	(1,115)	—	—		—
Common Stocks	219	—	(a)	(53)	—	—	— (a)	—	—		166
Loan Assignments	49	—		(2)	1	46	(45)	—	—		49
Preferred Stocks	65	6		(3)	—	—	(68)	—	—		—
Warrants	19	—		8	—	—	—	—	—		27

Total	$8,310	$521		$(654)	$10	$202	$(7,995)	$—	$—	(a)	$394

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2021, which were valued using significant unobservable inputs (level 3) amounted to $(54). This amount is included in Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Fund.

As of December 31, 2021, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund invested in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between

DECEMBER 31, 2021	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

the Fund and the Borrower (“Intermediate Participants”). The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to claims by their creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower.

Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid when purchased, may become illiquid and difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund may be required to post or receive collateral for delayed delivery securities in the form of cash or securities under a Master Securities Forward Transaction Agreement with the counterparties (each, an “MSFTA”). The collateral requirements are generally calculated by netting the mark-to-market amount for a Fund’s transactions under the MSFTA and comparing that amount to the value of the collateral pledged by a fund and the counterparty. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank and is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in a separate segregated account maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities.

The Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of December 31, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statement of Assets and Liabilities. The values of these securities held at December 31, 2021 are detailed on the SOI.

E. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains the interest earned on cash collateral investments but is required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

46	J.P. MORGAN FUNDS	DECEMBER 31, 2021

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the six months ended December 31, 2021.

F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders Japan ETF(a)	$19,400	$—	$2,129	$80	$(433)	$16,918	307	$488		$—
JPMorgan Core Bond Fund Class R6 Shares(a)	98,418	1,773	6,991	(67)	(1,736)	91,397	7,726	1,045		728
JPMorgan Europe Dynamic Fund Class R6 Shares(a)	39,204	—	40,457	1,253	—	—	—	—		—
JPMorgan Large Cap Value Fund Class R6 Shares(a)	19,438	1,486	—	—	(1,085)	19,839	1,044	149		1,337
JPMorgan Prime Money Market Fund Class IM Shares, 0.07%(a)(b)	95,317	206,058	238,881	(6)	(3)	62,485	62,460	29		—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.05%(a)(b)	157	268	425	—	—	—	—	—	(c)	—

Total	$271,934	$209,585	$288,883	$1,260	$(3,257)	$190,639		$1,711		$2,065

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Derivatives — The Fund used derivative instruments including futures contracts and forward foreign currency exchange contracts in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes H(1) — H(2) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index, treasury or other financial futures contracts to gain or reduce exposure to the stock and bond markets, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions. The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

48	J.P. MORGAN FUNDS	DECEMBER 31, 2021

(3). Summary of Derivatives Information

The following table presents the value of derivatives held as of December 31, 2021 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$2,423
Unrealized Depreciation on Futures Contracts*	(1,076)

Foreign Exchange Rate Risk Exposure:
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	1,909
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	(2,106)

Interest Rate Risk Exposure:
Unrealized Depreciation on Futures Contracts*	(352)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	995
Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	(197)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOI. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivatives on the Statement of Operations for the six months ended December 31, 2021, by primary underlying risk exposure:

Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$8,142

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(68)

Interest Rate Risk Exposure:
Futures Contracts	(452)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	1,785

Foreign Exchange Rate Risk Exposure:
Forward Foreign Currency Exchange Contracts	(276)

Interest Rate Risk Exposure:
Futures Contracts	467

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts and forward foreign currency exchange contracts and swaps activity during the six months ended December 31, 2021. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts:
Average Notional Balance Long	$114,307
Average Notional Balance Short	112,972
Ending Notional Balance Long	119,033
Ending Notional Balance Short	103,966

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	101,139
Average Settlement Value Sold	53,526
Ending Settlement Value Purchased	171,605
Ending Settlement Value Sold	81,868

The Fund’s derivatives contracts held at December 31, 2021 are not accounted for as hedging instruments under GAAP.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon

DECEMBER 31, 2021	J.P. MORGAN FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. The Fund may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income from non-affiliates on the Statement of Operations.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended December 31, 2021 are as follows:

	Class A	Class C		Class I	Class L	Class R6	Total
Transfer agency fees	$25	$—	(a)	$3	$1	$2	$31

(a)	Amount rounds to less than one thousand.

The Fund invested in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

K. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gains tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective annualized rate was 0.075% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

50	J.P. MORGAN FUNDS	DECEMBER 31, 2021

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2021, JPMDS retained the following:

Front-End Sales Charge	CDSC
$2	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L	Class R6
0.96%	1.46%	0.71%	0.65%	0.58%

The expense limitation agreement was in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

To the extent that the Fund invests in an affiliated Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the Underlying Fund’s management agreement.

For the six months ended December 31, 2021, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$302	$202	$177	$681

DECEMBER 31, 2021	J.P. MORGAN FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Additionally, the Fund may invest in Underlying Funds advised by the Adviser. The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated Underlying Fund on the Fund’s investment in such affiliated Underlying Fund, except for investments of securities lending cash collateral. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

The amount of these waivers resulting from investments in these affiliated Underlying Funds for the six months ended December 31, 2021 was $39.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2021, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$322,535	$380,032	$42,290	$35,164

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$793,541	$199,317	$13,289	$186,028

At June 30, 2021, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This

52	J.P. MORGAN FUNDS	DECEMBER 31, 2021

Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Fund did not utilize the Credit Facility during the six months ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of December 31, 2021, the Fund had one individual shareholder and/or affiliated omnibus account and one individual shareholder and/or non-affiliated omnibus account, which owned 17.7% and 30.4% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of foreign countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2021, a significant portion of the investments of the Fund consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

54	J.P. MORGAN FUNDS	DECEMBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$1,046.10	$4.64	0.90%
Hypothetical	1,000.00	1,020.67	4.58	0.90
Class C
Actual	1,000.00	1,043.40	7.21	1.40
Hypothetical	1,000.00	1,018.15	7.12	1.40
Class I
Actual	1,000.00	1,047.60	3.35	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65
Class L
Actual	1,000.00	1,047.40	3.04	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R6
Actual	1,000.00	1,047.80	2.68	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	J.P. MORGAN FUNDS	55

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose semi-annual report is contained herein (the “Advisory Agreement”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds overseen by the Board in which the Fund may invest (“Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds and/or Underlying Funds, including risk and performance return assessment as compared to the Fund’s and/or Underlying Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreement, the Trustees reviewed the Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreement. The Trustees also discussed the Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Fund and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Fund during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Fund and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the admin-

56	J.P. MORGAN FUNDS	DECEMBER 31, 2021

istration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Fund and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and contractual expense limitations (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements.    The Trustees concluded that the current fee structure for the Fund, including any Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels, was reasonable. The Trustees concluded that the Fund’s shareholders

DECEMBER 31, 2021	J.P. MORGAN FUNDS	57

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Fund.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in the Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the first, fourth and third quintiles based upon the Peer Group, and in the first, third and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first, third and second quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the first and second quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as the Fund. The Trustees recognized that Broadridge reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund, and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. The Trustees considered the Fee Caps currently in place, the net

58	J.P. MORGAN FUNDS	DECEMBER 31, 2021

advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were both in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund may invest.

DECEMBER 31, 2021	J.P. MORGAN FUNDS	59

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust I (the “Trust”) held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of the Trust, including the Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

60	J.P. MORGAN FUNDS	DECEMBER 31, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-DIV-1221

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2021 (Unaudited)

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

FEBRUARY 8, 2022 (UNAUDITED)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Overall, U.S. equity markets generated post positive returns in the second half of 2021 with continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Despite historically high equity valuations in the U.S., the S&P 500 Index posted at least one record-high closing in each month during the period. Notably, the emergence of the omicron variant of COVID-19 in the final months of 2021 led to higher volatility in financial markets and weighed on global petroleum prices.

The first months of the period saw strong upward momentum in U.S. equity prices after second quarter 2021 results showed record-high earnings and revenue from U.S. companies. However, equity markets ended the month of September lower amid investor concerns about global supply chain disruptions, inflationary pressure and the ongoing pandemic. Additionally, the U.S. Federal Reserve set an initial schedule for tapering off its monthly bond purchases and indicated it may raise interest rates in late 2022 or early 2023.

In October, oil prices began to rise and equity markets resumed their broad upward trajectory only to stall again in November and then ended December with higher returns. While a resurgence in pandemic infections raised investor concerns about the reimposition of some social restrictions and their potential impact on specific industries and individual companies, the economic backdrop remained positive overall with a strong labor market, surging corporate profits and a boom in U.S. consumer wealth.

Overall, the real estate and information technology sectors provided the largest returns during the six month period, while communication services and industrials sectors provided the smallest returns but were still positive for the period. Within large cap equity, growth stocks outperformed value stocks. For the six months ended December 31, 2021, the S&P 500 Index returned 11.67%; the Russell 1000 Index returned 10.01%, the Russell 1000 Growth Index returned 12.93% and the Russell 1000 Value Index returned 6.93%.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.77%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$144,338

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the consumer discretionary and information technology sectors was the leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and real estate sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Global Payments Inc. and its underweight position in Tesla Inc. Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid supply chain bottlenecks. Shares of Global Payments, a digital payments platform provider, fell amid a general pullback in financial technology subsector stocks and the company’s lower-than-expected forecast for full year 2021 results. Shares of Tesla, a producer of electric vehicles and battery systems, rose after the company reported better-than-expected production and deliveries during the period.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Advanced Micro Devices Inc. and DexCom Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, as well as large share repurchase programs during the period. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and sales for the third quarter of 2021 and issued a better-than-expected forecast for the fourth quarter of 2021. Shares of DexCom, a manufacturer of diabetes monitoring devices, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021, as well as a better-than-expected forecast for full-year 2021 results.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the utilities and consumer staples sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	6.3%
2.	Microsoft Corp.	6.0
3.	Alphabet, Inc., Class C	4.8
4.	Amazon.com, Inc.	3.6
5.	Weyerhaeuser Co.	3.3
6.	Loews Corp.	3.3
7.	Berkshire Hathaway, Inc., Class B	3.1
8.	Bank of America Corp.	3.1
9.	UnitedHealth Group, Inc.	3.0
10.	AutoZone, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.4%
Financials	14.4
Health Care	12.8
Consumer Discretionary	12.2
Communication Services	8.1
Industrials	6.8
Real Estate	4.9
Materials	4.1
Energy	3.8
Consumer Staples	2.7
Utilities	2.0
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 29, 2011
With Sales Charge**		2.91%	18.97%	17.43%	16.13%
Without Sales Charge		8.61	25.57	18.70	16.76
CLASS C SHARES	July 29, 2011
With CDSC***		7.34	23.97	18.12	16.28
Without CDSC		8.34	24.97	18.12	16.28
CLASS I SHARES	July 29, 2011	8.77	25.90	19.00	17.05
CLASS R6 SHARES	October 1, 2018	8.91	26.24	19.20	17.15

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.63%
Russell 1000 Value Index	6.93%

Net Assets as of 12/31/2021 (In Thousands)	$51,111,026

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the industrials sector and its underweight position in the communication services sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its underweight position in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Home Depot Inc. and Microsoft Corp., and its overweight position in Dover Corp. Shares of Home Depot, a home improvement retail chain, rose after the company reported strong sales growth and better-than-expected earnings and revenue for the third quarter of 2021. Shares of Microsoft, a software and technology services provider, rose amid investor demand for large technology companies during the period. Shares of Dover, a maker of industrial equipment and sensors, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 and raised its forecast for full year 2021 results.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc., Medtronic PLC and Bristol-Myers Squibb Co. Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid supply chain bottlenecks. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal second quarter of 2021 and disclosed it had received a warning letter from the U.S. Food and Drug Administration following the company’s recall of insulin infusion pumps. Shares of Bristol-Myers Squibb, a pharmaceutical manufacturer, fell amid investor expectations the company would seek to acquire Aurinia Pharmaceuticals Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	UnitedHealth Group, Inc.	3.0%
2.	ConocoPhillips	2.5
3.	Bank of America Corp.	2.4
4.	BlackRock, Inc.	2.3
5.	Comcast Corp., Class A	2.1
6.	PNC Financial Services Group, Inc. (The)	2.1
7.	Bristol-Myers Squibb Co.	2.0
8.	CME Group, Inc.	2.0
9.	Raytheon Technologies Corp.	2.0
10.	Analog Devices, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	22.8%
Health Care	16.6
Industrials	14.6
Information Technology	9.1
Consumer Staples	8.8
Consumer Discretionary	7.5
Energy	5.7
Utilities	4.0
Materials	3.2
Communication Services	2.9
Real Estate	2.8
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		1.85%	18.29%	11.44%	12.46%
Without Sales Charge		7.50	24.82	12.65	13.07
CLASS C SHARES	November 4, 1997
With CDSC***		6.21	23.24	12.10	12.62
Without CDSC		7.21	24.24	12.10	12.62
CLASS I SHARES	July 2, 1987	7.63	25.13	12.96	13.36
CLASS R2 SHARES	February 28, 2011	7.35	24.52	12.37	12.78
CLASS R3 SHARES	September 9, 2016	7.50	24.84	12.67	13.07
CLASS R4 SHARES	September 9, 2016	7.63	25.14	12.95	13.36
CLASS R5 SHARES	February 28, 2011	7.70	25.29	13.13	13.56
CLASS R6 SHARES	January 31, 2012	7.76	25.44	13.23	13.64

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value

Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.74%
S&P 500 Index	11.67%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 12/31/2021 (In Thousands)	$2,141,945

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2021.

The Fund’s underweight position in the information technology sector and its security selection in the consumer discretionary sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the industrials and financials sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc., Apple Inc. and Nvidia Corp. Shares of Tesla, a producer of electric vehicles and battery systems that was not held in the Fund, rose after the company reported better-than-expected production and deliveries during the period. Shares of Apple, a provider of computers, mobile devices and related services, rose amid consecutive quarters of record earnings and strong demand for mobile phones. Shares of Nvidia, a semiconductor maker not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 amid growth in sales to the data center and gaming industries.

Leading individual contributors to relative performance included the Fund’s overweight position in Old Dominion Freight Line Inc. and its underweight positions in PayPal Holdings Inc. and Amazon.com Inc. Shares of Old Dominion Freight Inc., a trucking and transport provider, rose after the company reported better-than-expected earnings and revenue for the third quarter amid a surge in demand for its services. Shares of PayPal Holdings, a digital payments platform provider not held in the Fund, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Amazon.com, an online retailer and services provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and issued a lower-than-expected forecast for the fourth quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	UBS AG, ELN, 40.24%, 2/7/2022, (linked to S&P 500 Index) (Switzerland)	2.1%
2.	Credit Suisse AG, ELN, 42.00%, 2/4/2022, (linked to S&P 500 Index) (Switzerland)	1.9
3.	Barclays Bank plc, ELN, 48.30%, 1/14/2022, (linked to S&P 500 Index) (United Kingdom)	1.8
4.	Bank of Montreal, ELN, 47.00%, 1/18/2022, (linked to S&P 500 Index) (Canada)	1.7
5.	Accenture plc, Class A	1.7
6.	Old Dominion Freight Line, Inc.	1.6
7.	Microsoft Corp.	1.6
8.	GS Finance Corp., ELN, 50.02%, 1/31/2022, (linked to S&P 500 Index)	1.6
9.	DTE Energy Co.	1.6
10.	Alphabet, Inc., Class A	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	12.1%
Information Technology	11.9
Industrials	11.8
Consumer Staples	10.8
Financials	8.8
Consumer Discretionary	7.6
Utilities	7.2
Communication Services	6.0
Materials	3.4
Real Estate	3.1
Energy	0.7
Other***	16.3
Short-Term Investments	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge**		2.92%	14.64%	9.67%
Without Sales Charge		8.60	20.99	11.45
CLASS C SHARES	August 31, 2018
With CDSC***		7.33	19.39	10.90
Without CDSC		8.33	20.39	10.90
CLASS I SHARES	August 31, 2018	8.74	21.28	11.71
CLASS R5 SHARES	August 31, 2018	8.82	21.46	11.87
CLASS R6 SHARES	August 31, 2018	8.87	21.58	11.99

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.32%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$19,555,808

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021. The Fund’s security selection in the pharmaceutical/medical technology and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Zimmer Biomet Holdings Inc. and Texas Instruments Inc. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and the U.S. Food and Drug Administration’s approval of the company’s COVID-19 pill. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Adobe Inc., PayPal Holdings Inc. and Intel Corp. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued a weaker-than-expected forecast in December 2021. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Intel, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast with its third quarter 2021 results.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.6%
2.	Apple, Inc.	6.4
3.	Amazon.com, Inc.	3.7
4.	Alphabet, Inc., Class A	2.6
5.	Alphabet, Inc., Class C	1.9
6.	Tesla, Inc.	1.9
7.	Meta Platforms, Inc., Class A	1.9
8.	S&P 500 Index 3/31/2022 at USD 4,510.00, European Style	1.7
9.	NVIDIA Corp.	1.5
10.	UnitedHealth Group, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.6%
Consumer Discretionary	12.9
Health Care	12.3
Financials	9.8
Communication Services	9.2
Industrials	7.6
Consumer Staples	4.2
Energy	2.5
Real Estate	2.4
Utilities	2.3
Materials	2.2
Put Options Purchased	1.7
Short-Term Investments	6.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge**		(1.25)%	7.21%	8.95%	7.83%
Without Sales Charge		4.20	13.13	10.14	8.56
CLASS C SHARES	December 13, 2013
With CDSC***		2.93	11.60	9.59	8.02
Without CDSC		3.93	12.60	9.59	8.02
CLASS I SHARES	December 13, 2013	4.32	13.43	10.41	8.83
CLASS R5 SHARES	December 13, 2013	4.42	13.62	10.59	9.02
CLASS R6 SHARES	December 13, 2013	4.48	13.72	10.68	9.10

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity 2 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.29%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$3,893,228

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the pharmaceutical/medical technology and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Zimmer Biomet Holdings Inc. and Texas Instruments Inc. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and the U.S. Food and Drug Administration’s approval of the company’s COVID-19 pill. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Adobe Inc., PayPal Holdings Inc. and Intel Corp. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued a weaker-than-expected forecast in December 2021. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Intel, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast with its third quarter 2021 results.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	6.7
3.	Amazon.com, Inc.	3.8
4.	Alphabet, Inc., Class A	2.7
5.	Alphabet, Inc., Class C	2.0
6.	Tesla, Inc.	2.0
7.	Meta Platforms, Inc., Class A	1.9
8.	NVIDIA Corp.	1.6
9.	UnitedHealth Group, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.9%
Consumer Discretionary	13.5
Health Care	12.8
Financials	10.3
Communication Services	9.6
Industrials	8.0
Consumer Staples	4.4
Energy	2.6
Real Estate	2.5
Utilities	2.4
Materials	2.3
Put Options Purchased	0.2
Short-Term Investments	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge**		1.53%	14.13%
Without Sales Charge		7.13	14.13
CLASS C SHARES	February 26, 2021
With CDSC***		5.92	12.71
Without CDSC		6.92	13.71
CLASS I SHARES	February 26, 2021	7.29	14.41
CLASS R5 SHARES	February 26, 2021	7.41	14.57
CLASS R6 SHARES	February 26, 2021	7.46	14.71

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/26/21 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity 3 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.12%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$2,317,080

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the pharmaceutical/medical technology and telecommunications sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Zimmer Biomet Holdings Inc. and Texas Instruments Inc. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and the U.S. Food and Drug Administration’s approval of the company’s COVID-19 pill. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Adobe Inc., PayPal Holdings Inc. and Intel Corp. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued a weaker-than-expected forecast in December 2021. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Intel, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast with its third quarter 2021 results.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	7.1%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	3.9
4.	Alphabet, Inc., Class A	2.7
5.	Alphabet, Inc., Class C	2.1
6.	Tesla, Inc.	2.1
7.	Meta Platforms, Inc., Class A	2.0
8.	NVIDIA Corp.	1.6
9.	UnitedHealth Group, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	28.5%
Consumer Discretionary	13.8
Health Care	13.1
Financials	10.5
Communication Services	9.9
Industrials	8.2
Consumer Staples	4.5
Energy	2.7
Real Estate	2.6
Utilities	2.5
Materials	2.3
Put Options Purchased	0.7
Short-Term Investments	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge**		0.44%	12.86%
Without Sales Charge		5.97	12.86
CLASS C SHARES	February 26, 2021
With CDSC***		4.68	11.41
Without CDSC		5.68	12.41
CLASS I SHARES	February 26, 2021	6.12	13.16
CLASS R5 SHARES	February 26, 2021	6.23	13.29
CLASS R6 SHARES	February 26, 2021	6.29	13.38

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/26/21 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.65%
Russell 1000 Growth Index	12.93%

Net Assets as of 12/31/2021 (In Thousands)	$40,805,094

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s overweight position and security selection in the communication services sector and its security selection and underweight position in the information technology sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and financials sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Snap Inc., its underweight position in Apple Inc. and its overweight position in PayPal Holdings Inc. Shares of Snap, an online camera platform and social media provider, fell after the company reported third quarter 2021 results that were below analysts’ expectations. Shares of Apple, a provider of computers, mobile devices and relative services, rose amid consecutive quarter of record earnings and strong demand for mobile phones. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks.

Leading individual contributors to relative performance included the Fund’s underweight position in Amazon.com Inc. and its overweight positions in Advanced Micro Devices Inc. and Blackstone Inc. Shares of Amazon.com, an online retailer and services provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and issued a lower-than-expected forecast for the fourth quarter of 2021. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and sales for the third quarter of 2021 and issued a better-than-expected forecast for the fourth quarter of 2021. Shares of Blackstone, an investment management company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Apple, Inc.	9.2%
2.	Microsoft Corp.	9.1
3.	Alphabet, Inc., Class C	7.4
4.	Tesla, Inc.	4.5
5.	Amazon.com, Inc.	3.3
6.	Advanced Micro Devices, Inc.	3.0
7.	NVIDIA Corp.	3.0
8.	Blackstone, Inc.	2.8
9.	Meta Platforms, Inc., Class A	2.7
10.	Deere & Co.	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	37.1%
Consumer Discretionary	17.3
Communication Services	13.4
Health Care	9.9
Financials	9.3
Industrials	6.8
Materials	2.6
Consumer Staples	2.5
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge**		2.82%	11.99%	27.21%	19.10%
Without Sales Charge		8.52	18.20	28.59	19.75
CLASS C SHARES	November 4, 1997
With CDSC***		7.24	16.61	27.95	19.27
Without CDSC		8.24	17.61	27.95	19.27
CLASS I SHARES	February 28, 1992	8.65	18.49	28.90	19.99
CLASS R2 SHARES	November 3, 2008	8.39	17.91	28.26	19.45
CLASS R3 SHARES	September 9, 2016	8.51	18.20	28.58	19.72
CLASS R4 SHARES	September 9, 2016	8.65	18.49	28.90	19.99
CLASS R5 SHARES	April 14, 2009	8.73	18.66	29.10	20.20
CLASS R6 SHARES	November 30, 2010	8.79	18.79	29.23	20.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.94%
Russell 1000 Value Index	6.93%

Net Assets as of 12/31/2021 (In Thousands)	$3,113,172

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the industrials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and financials sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Lamb Weston Holdings Inc., US Foods Holding Corp. and Zimmer Biomet Holdings Inc. Shares of Lamb Weston Holdings, a frozen foods and dairy products provider, fell amid increased input costs and reported lower-than-expected results for the company’s fiscal first quarter of 2021. Shares of U.S. Foods Holding, a distributor of goods to the food services industry, fell after the company reported lower-than-expected earnings for the third quarter of 2021 amid investor concerns about the impact on the restaurant industry of the omicron variant of COVID-19. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries.

Leading individual contributors to relative performance included the Fund’s overweight positions in Alcoa Corp. and Centene Corp. and its out-of-Benchmark position in Seagate Technology Holdings PLC. Shares of Alcoa, an aluminum producer, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021 and the company was added to the S&P 400 Mid Cap Index late in the period. Shares of Centene, a health insurance provider, rose after the company issued a better-than-expected forecast for earnings and revenue for fiscal 2022. Shares of Seagate Technology Holdings, a data storage products manufacturer, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Bank of America Corp.	3.8%
2.	Wells Fargo & Co.	3.8
3.	Centene Corp.	3.6
4.	US Foods Holding Corp.	3.4
5.	Royal Caribbean Cruises Ltd.	3.2
6.	Chevron Corp.	2.9
7.	Bristol-Myers Squibb Co.	2.9
8.	Lamb Weston Holdings, Inc.	2.8
9.	State Street Corp.	2.8
10.	Seagate Technology Holdings plc	2.6

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	21.1%
Health Care	19.8
Industrials	10.9
Consumer Discretionary	9.8
Consumer Staples	9.6
Materials	8.7
Energy	7.4
Communication Services	3.4
Information Technology	2.9
Utilities	2.7
Real Estate	2.5
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(3.50)%	16.95%	10.25%	13.36%
Without Sales Charge		1.83	23.45	11.45	13.98
CLASS C SHARES	March 22, 1999
With CDSC***		0.57	21.86	10.90	13.52
Without CDSC		1.57	22.86	10.90	13.52
CLASS I SHARES	March 1, 1991	1.94	23.73	11.71	14.19
CLASS R2 SHARES	November 3, 2008	1.68	23.15	11.15	13.68
CLASS R3 SHARES	October 1, 2018	1.86	23.46	11.45	13.98
CLASS R4 SHARES	October 1, 2018	1.96	23.69	11.71	14.19
CLASS R5 SHARES	May 15, 2006	2.04	23.92	11.88	14.40
CLASS R6 SHARES	November 30, 2010	2.06	24.03	11.98	14.47

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge asso-

ciated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	8.55%
Russell 1000 Value Index	6.93%

Net Assets as of 12/31/2021 (In Thousands)	$246,452

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the industrials and communication services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Prologis Inc., AutoZone Inc. and Alphabet Inc. Shares of Prologis, a real estate investment trust not held in the Fund, rose after the company reported better-than-expected cash flow and revenue for the third quarter of 2021 and raised its forecast for the full year 2021. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, as well as large share repurchase programs during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in earnings and investor demand for large technology companies during the period.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Medtronic PLC and Jazz Pharmaceuticals PLC. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal second quarter of 2021 and disclosed it had received a warning letter from the U.S. Food and Drug Administration following the company’s recall of insulin infusion pumps. Shares of Jazz Pharmaceuticals, a biopharmaceutical developer, fell after the company declined to raise its earnings forecast for 2021.

HOW WAS THE FUND POSITIONED?

During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Prologis, Inc.	2.9%
2.	NextEra Energy, Inc.	2.9
3.	Bank of America Corp.	2.6
4.	UnitedHealth Group, Inc.	2.5
5.	Alphabet, Inc., Class C	2.4
6.	BlackRock, Inc.	2.3
7.	Eaton Corp. plc	2.3
8.	Norfolk Southern Corp.	2.2
9.	Coca-Cola Co. (The)	2.2
10.	Wells Fargo & Co.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	21.3%
Health Care	15.7
Industrials	13.0
Information Technology	7.6
Consumer Discretionary	7.3
Consumer Staples	7.0
Communication Services	6.5
Utilities	6.4
Energy	5.6
Real Estate	4.6
Materials	2.9
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		2.72%	24.31%	10.51%	12.10%
Without Sales Charge		8.43	31.19	11.70	12.71
CLASS C SHARES	February 19, 2005
With CDSC***		7.12	29.53	11.14	12.26
Without CDSC		8.12	30.53	11.14	12.26
CLASS I SHARES	February 28, 2003	8.55	31.54	11.96	12.92
CLASS R2 SHARES	November 3, 2008	8.19	30.78	11.38	12.41
CLASS R5 SHARES	May 15, 2006	8.59	31.63	12.12	13.12
CLASS R6 SHARES	November 30, 2010	8.63	31.75	12.23	13.20

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.08%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$22,514,565

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the real estate investment trusts and media sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the semiconductors & hardware sector and the pharmaceutical/medical technology sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Prologis Inc., Alphabet Inc. and Eaton Corp. Shares of Prologis, a real estate investment trust, rose after the company reported better-than-expected cash flow and revenue for the third quarter of 2021 and raised its forecast for the full year 2021. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in earnings and investor demand for large technology companies during the period. Shares of Eaton, a provider of industrial power systems, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in Analog Devices Inc., Norfolk Southern Corp. and Biogen Inc. Shares of Analog Devices, a semiconductor manufacturer, fell amid investor concerns about the company’s ability to meet surging demand. Shares of Norfolk Southern, a freight railroad operator, fell as floods in British Columbia, Canada, reduced North American rail traffic and amid investor concerns that a resurgence in the pandemic late in the period may decrease demand. Shares of Biogen, a pharmaceuticals developer, fell amid investor concerns about the company’s treatment for Alzheimer’s disease and after Samsung Group denied market speculation that it was negotiating to acquire the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	8.4%
2.	Alphabet, Inc., Class A	6.5
3.	Amazon.com, Inc.	5.8
4.	Apple, Inc.	5.3
5.	Prologis, Inc.	3.4
6.	Mastercard, Inc., Class A	3.3
7.	NXP Semiconductors NV (China)	3.2
8.	Eaton Corp. plc	3.0
9.	AbbVie, Inc.	2.8
10.	NextEra Energy, Inc.	2.7

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.6%
Consumer Discretionary	17.1
Health Care	13.0
Industrials	11.3
Financials	11.2
Communication Services	7.5
Utilities	3.9
Real Estate	3.4
Materials	3.2
Consumer Staples	1.2
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge**		6.93%	21.44%	17.98%	16.39%
Without Sales Charge		12.84	28.16	19.27	17.02
CLASS C SHARES	September 10, 2001
With CDSC***		11.58	26.54	18.66	16.56
Without CDSC		12.58	27.54	18.66	16.56
CLASS I SHARES	September 10, 2001	12.98	28.47	19.56	17.27
CLASS L SHARES	September 17, 1993	13.08	28.69	19.72	17.45
CLASS R2 SHARES	November 3, 2008	12.68	27.87	18.95	16.74
CLASS R3 SHARES	September 9, 2016	12.80	28.11	19.25	17.02
CLASS R4 SHARES	September 9, 2016	13.00	28.47	19.55	17.27
CLASS R5 SHARES	May 15, 2006	13.07	28.69	19.75	17.49
CLASS R6 SHARES	November 30, 2010	13.15	28.80	19.86	17.57

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. GARP Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.14%
Russell 1000 Growth Index	12.93%

Net Assets as of 12/31/2021 (In Thousands)	$1,343,544

INVESTMENT OBJECTIVE**

The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the information technology and industrials sectors was leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in PayPal Holdings Inc. and Zoom Video Communications Inc., and its overweight position in Intuit Inc. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Zoom Video Communications, a video call and conferencing platform not held in the Fund, fell amid investor concern about the company’s ability to sustain growth in its business. Shares of Intuit, a provider of tax and financial management software, rose after the company reported better-than-expected earnings for its fiscal first quarter and raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Altice USA Inc., Zillow Group Inc. and Mastercard Inc. Shares of Altice USA, a communication services and media provider, fell after the company reported a decline in subscribers in the third quarter of 2021. Shares of Zillow Group, a real estate market platform operator, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021. Shares of Mastercard, a credit card and payments company, fell amid investor concerns that a resurgence in the pandemic in late 2021 would hurt consumer spending.

HOW WAS THE FUND POSITIONED?

The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	10.3%
2.	Apple, Inc.	9.5
3.	Amazon.com, Inc.	5.9
4.	Meta Platforms, Inc., Class A	4.0
5.	Tesla, Inc.	3.3
6.	Alphabet, Inc., Class A	2.7
7.	Mastercard, Inc., Class A	2.7
8.	Alphabet, Inc., Class C	2.7
9.	Lowe’s Cos., Inc.	2.2
10.	Intuit, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	41.4%
Consumer Discretionary	20.6
Communication Services	11.7
Health Care	9.5
Industrials	6.8
Consumer Staples	3.6
Real Estate	2.1
Financials	1.3
Others (each less than 1.0%)	1.4
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		7.05%	23.81%	20.80%	17.40%
Without Sales Charge		12.98	30.68	22.11	18.03
CLASS C SHARES	February 19, 2005
With CDSC***		11.70	29.04	21.51	17.57
Without CDSC		12.70	30.04	21.51	17.57
CLASS I SHARES	February 28, 2003	13.14	31.01	22.43	18.33
CLASS R2 SHARES	November 3, 2008	12.85	30.36	21.81	17.74
CLASS R5 SHARES	May 15, 2006	13.24	31.21	22.62	18.54
CLASS R6 SHARES	November 2, 2015	13.29	31.33	22.73	18.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.68%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$2,645,802

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s overweight position in the energy sector and its underweight position in the media sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financial services sector and the autos & transportation sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ingersoll Rand Inc., Advanced Micro Devices Inc. and Alphabet Inc. Shares of Ingersoll Rand, an industrial and automotive products manufacturer, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and sales for the third quarter of 2021 and issued a better-than-expected forecast for the fourth quarter of 2021. Shares of Alphabet, parent company of Google Inc., rose amid consecutive quarters of earnings growth and investor demand for large technology companies during the period.

Leading individual detractors from relative performance included the Fund’s underweight position in Tesla Inc., its out-of-Benchmark position in Lyft Inc. and its overweight position in NXP Semiconductors NV. Shares of Tesla, a producer of electric vehicles and battery systems that was not held in the Fund, rose after the company reported better-than-expected production and deliveries during the period. Shares of Lyft, a ride hailing platform operator, fell amid investor concerns that the resurgence in the pandemic in late 2021 would reduce demand for its services. Shares of NXP Semiconductors, a semiconductor manufacturer, fell amid investor concern about the company’s ability to meet supply demand from the automotive industry.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.1%
2.	Amazon.com, Inc.	4.7
3.	Apple, Inc.	4.6
4.	Alphabet, Inc. Class A	3.4
5.	NXP Semiconductors NV (China)	2.6
6.	Mastercard, Inc. Class A	2.0
7.	UnitedHealth Group, Inc.	2.0
8.	Thermo Fisher Scientific, Inc.	1.6
9.	Wells Fargo & Co.	1.5
10.	Norfolk Southern Corp.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Kroger Co. (The)	3.6%
2.	Omnicom Group, Inc.	2.8
3.	3M Co.	2.3
4.	Walgreens Boots Alliance, Inc.	2.3
5.	Exxon Mobil Corp.	2.2
6.	Clorox Co. (The)	2.1
7.	Stryker Corp.	2.0
8.	Enbridge, Inc. (Canada) (Canada)	1.9
9.	Illinois Tool Works, Inc.	1.9
10.	Starbucks Corp.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.4%
Consumer Discretionary	14.3
Health Care	12.5
Industrials	12.0
Communication Services	9.1
Financials	7.9
Consumer Staples	4.6
Materials	3.8
Energy	3.8
Utilities	3.1
Real Estate	2.9
Short-Term Investments	0.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	18.3%
Information Technology	13.8
Consumer Staples	12.8
Communication Services	8.9
Utilities	8.1
Health Care	8.0
Energy	7.8
Consumer Discretionary	6.2
Real Estate	5.8
Materials	5.2
Financials	5.1

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge**		6.60%	22.12%	17.41%	16.13%
Without Sales Charge		12.52	28.89	18.68	16.76
CLASS C SHARES	November 1, 2005
With CDSC***		11.28	27.25	18.09	16.29
Without CDSC		12.28	28.25	18.09	16.29
CLASS I SHARES	November 1, 2005	12.68	29.20	18.98	17.05
CLASS R2 SHARES	November 3, 2008	12.30	28.40	18.28	16.42
CLASS R5 SHARES	May 15, 2006	12.67	29.23	19.06	17.20
CLASS R6 SHARES	November 1, 2017	12.77	29.41	19.17	17.26

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.11%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$5,981,812

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Benchmark for the six months ended December 31, 2021. The Fund’s security selection in the technology and media sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical technology and telecommunications sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Adobe Inc., PayPal Holdings Inc. and Intel Corp. Shares of Adobe, a digital marketing and media provider not held in the Fund, fell after the company issued a weaker-than-expected forecast in December 2021. Shares of PayPal Holdings, a digital payments platform provider, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Intel, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast with its third quarter 2021 results.

Leading individual detractors from relative performance included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Zimmer Biomet Holdings Inc. and Texas Instruments Inc. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and U.S. Food and Drug Administration approval for the company’s COVID-19 pill. Shares of Zimmer Biomet Holdings, a medical device manufacturer, fell amid investor expectations that the resurgence of the pandemic in late 2021 may reduce demand for elective surgeries. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of poten-

tial excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	7.1%
2.	Apple, Inc.	6.9
3.	Amazon.com, Inc.	4.0
4.	Alphabet, Inc., Class A	2.7
5.	Alphabet, Inc., Class C	2.1
6.	Tesla, Inc.	2.1
7.	Meta Platforms, Inc., Class A	2.0
8.	NVIDIA Corp.	1.6
9.	UnitedHealth Group, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	28.6%
Consumer Discretionary	13.8
Health Care	13.2
Financials	10.5
Communication Services	9.9
Industrials	8.2
Consumer Staples	4.5
Energy	2.7
Real Estate	2.6
Utilities	2.5
Materials	2.3
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		6.09%	23.34%	17.30%	15.56%
Without Sales Charge		11.97	30.16	18.58	16.19
CLASS I SHARES	September 10, 2001	12.11	30.52	18.88	16.48
CLASS R6 SHARES	March 24, 2003	12.15	30.63	18.99	16.68

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Sustainable Leaders Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	12.13%
S&P 500 Index	11.67%

Net Assets as of 12/31/2021 (In Thousands)	$198,102

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2021. The Fund’s security selection in the industrials and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight positions in Amazon.com Inc. and PayPal Holdings Inc., and its overweight position in Costco Wholesale Corp. Shares of Amazon.com, an online retailer and services provider not held in the Fund, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and issued a lower-than-expected forecast for the fourth quarter of 2021. Shares of PayPal Holdings, a digital payments platform provider not held in the Fund, fell after the company issued a lower-than-expected earnings forecast for the third quarter of 2021 and amid general weakness in financial technology stocks. Shares of Costco Wholesale, a membership retail chain, rose amid consecutive months of sales growth as well as better-than-expected quarterly earnings during the period.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Tesla Inc. and Alphabet Inc. and its overweight position in Mastercard Inc. Shares of Tesla, a producer of electric vehicles and battery systems that was not held in the Fund, rose after the company reported better-than-expected production and deliveries during the period. Shares of Alphabet, parent company of Google Inc., rose amid continued growth in quarterly earnings and investor demand for large technology companies during the period. Shares of Mastercard, a credit card and payments company, fell amid investor concerns that a resurgence in the pandemic in late 2021 would hurt consumer spending.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	8.0%
2.	Apple, Inc.	5.0
3.	Alphabet, Inc., Class A	3.2
4.	Mastercard, Inc., Class A	3.2
5.	Bank of America Corp.	2.9
6.	Costco Wholesale Corp.	2.7
7.	Home Depot, Inc. (The)	2.7
8.	Eaton Corp. plc	2.5
9.	Thermo Fisher Scientific, Inc.	2.4
10.	Ingersoll Rand, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	30.0%
Health Care	15.0
Financials	13.1
Industrials	11.2
Consumer Discretionary	9.8
Communication Services	6.6
Consumer Staples	4.5
Real Estate	4.2
Utilities	2.5
Materials	1.5
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan U.S. Sustainable Leaders Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge**		6.11%	23.80%	17.10%	15.96%
Without Sales Charge		11.98	30.66	18.37	16.59
CLASS C SHARES	February 19, 2005
With CDSC***		10.70	29.02	17.78	16.13
Without CDSC		11.70	30.02	17.78	16.13
CLASS I SHARES	February 28, 2003	12.13	31.00	18.67	16.88
CLASS R6 SHARES	September 30, 2020	12.17	31.05	18.69	16.89

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.83%
Russell 1000 Value Index	6.93%

Net Assets as of 12/31/2021 (In Thousands)	$2,156,780

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the health care sector and its underweight position in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s underweight position and security selection in the communication services sector and its security selection in the industrials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc., Citigroup Inc. and Medtronic PLC. Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid supply chain bottlenecks. Shares of Citigroup, a banking and financial services provider, fell amid investor concerns about the potential for a resurgence in the pandemic in late 2021 to fuel increased delinquencies in consumer loan and credit card payments. Shares of Medtronic, a medical technology manufacturer, fell after the company reported lower-than-expected revenue for its fiscal second quarter of 2021 and disclosed it had received a warning letter from the U.S. Food and Drug Administration following the company’s recall of insulin infusion pumps.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Microsoft Corp. and Home Depot Inc., and its overweight position in Alphabet Inc. Shares of Microsoft, a software and technology services provider, rose amid investor demand for large technology companies during the period. Shares of Home Depot, a home improvement retail chain, rose after the company reported strong sales growth and better-than-expected earnings and revenue for the third quarter of 2021. Shares of Alphabet, parent company of Google, rose amid investor demand for large technology companies during the period.

HOW WAS THE FUND POSIIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Wells Fargo & Co.	2.4%
2.	ConocoPhillips	2.4
3.	BlackRock, Inc.	2.3
4.	UnitedHealth Group, Inc.	2.3
5.	Bank of America Corp.	2.1
6.	Berkshire Hathaway, Inc., Class B	2.0
7.	Morgan Stanley	1.9
8.	Bristol-Myers Squibb Co.	1.8
9.	Alphabet, Inc., Class C	1.7
10.	Citigroup, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	27.0%
Health Care	15.5
Industrials	12.7
Consumer Discretionary	9.9
Information Technology	8.1
Energy	5.5
Consumer Staples	4.7
Communication Services	4.5
Materials	4.4
Utilities	3.1
Real Estate	1.6
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge**		1.22%	20.19%	11.61%	13.48%
Without Sales Charge		6.83	26.86	12.82	14.09
CLASS C SHARES	January 2, 1998
With CDSC***		5.57	25.24	12.26	13.63
Without CDSC		6.57	26.24	12.26	13.63
CLASS I SHARES	January 25, 1996	6.98	27.20	13.11	14.37
CLASS R2 SHARES	November 2, 2015	6.69	26.56	12.54	13.91
CLASS R3 SHARES	July 31, 2017	6.82	26.85	12.83	14.09
CLASS R4 SHARES	July 31, 2017	6.97	27.20	13.11	14.37
CLASS R5 SHARES	November 2, 2015	7.04	27.39	13.29	14.49
CLASS R6 SHARES	November 2, 2015	7.11	27.50	13.39	14.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from

December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Air Freight & Logistics — 2.1%

FedEx Corp.	12	2,986

Automobiles — 2.4%

Tesla, Inc.*	3	3,525

Banks — 3.1%

Bank of America Corp.	100	4,460

Biotechnology — 4.6%

AbbVie, Inc.	31	4,132

Regeneron Pharmaceuticals, Inc. *	4	2,476

		6,608

Building Products — 1.6%

Trane Technologies plc	11	2,306

Capital Markets — 2.2%

Charles Schwab Corp. (The)	38	3,155

Construction Materials — 1.4%

Martin Marietta Materials, Inc.	5	2,066

Consumer Finance — 2.8%

Capital One Financial Corp.	28	4,014

Containers & Packaging — 2.6%

Packaging Corp. of America	28	3,799

Diversified Financial Services — 3.1%

Berkshire Hathaway, Inc., Class B *	15	4,491

Electric Utilities — 2.0%

Xcel Energy, Inc.	42	2,845

Electronic Equipment, Instruments & Components — 1.8%

Zebra Technologies Corp., Class A *	4	2,582

Equity Real Estate Investment Trusts (REITs) — 4.9%

Public Storage	6	2,305

Weyerhaeuser Co.	117	4,820

		7,125

Health Care Equipment & Supplies — 3.1%

Dexcom, Inc. *	3	1,833

Intuitive Surgical, Inc. *	7	2,678

		4,511

Health Care Providers & Services — 3.0%

UnitedHealth Group, Inc.	9	4,386

Hotels, Restaurants & Leisure — 2.1%

Booking Holdings, Inc. *	1	3,059

Household Products — 2.7%

Procter & Gamble Co. (The)	24	3,966

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 3.3%

Loews Corp.	82	4,736

Interactive Media & Services — 4.8%

Alphabet, Inc., Class C *	2	6,869

Internet & Direct Marketing Retail — 3.6%

Amazon.com, Inc. *	2	5,225

IT Services — 5.0%

Global Payments, Inc.	13	1,802

Mastercard, Inc., Class A	10	3,750

PayPal Holdings, Inc. *	9	1,718

		7,270

Machinery — 3.2%

Deere & Co.	7	2,387

Ingersoll Rand, Inc.	36	2,199

		4,586

Media — 1.7%

Charter Communications, Inc., Class A *	4	2,472

Oil, Gas & Consumable Fuels — 3.8%

ConocoPhillips	40	2,906

Kinder Morgan, Inc.	164	2,598

		5,504

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	49	3,044

Semiconductors & Semiconductor Equipment — 6.4%

Advanced Micro Devices, Inc. *	23	3,266

Lam Research Corp.	4	2,526

QUALCOMM, Inc.	18	3,331

		9,123

Software — 6.0%

Microsoft Corp.	26	8,614

Specialty Retail — 4.0%

AutoZone, Inc. *	2	4,199

Gap, Inc. (The)	92	1,628

		5,827

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc.	51	9,044

Wireless Telecommunication Services — 1.6%

T-Mobile US, Inc. *	20	2,281

Total Common Stocks (Cost $84,749)		140,479

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.8%

Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $3,975)	3,974	3,975

Total Investments — 100.1% (Cost $88,724)		144,454
Liabilities in Excess of Other Assets — (0.1)%		(116)

NET ASSETS — 100.0%		144,338

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%

Aerospace & Defense — 4.9%

General Dynamics Corp.	4,043	842,945

Northrop Grumman Corp.	1,757	680,026

Raytheon Technologies Corp.	11,595	997,831

		2,520,802

Air Freight & Logistics — 1.4%

United Parcel Service, Inc., Class B	3,444	738,287

Banks — 7.4%

Bank of America Corp.	27,292	1,214,212

Citigroup, Inc.	8,841	533,890

PNC Financial Services Group, Inc. (The)	5,335	1,069,698

Truist Financial Corp.	7,966	466,386

US Bancorp	8,478	476,189

		3,760,375

Beverages — 1.8%

Coca-Cola Co. (The)	7,196	426,057

PepsiCo, Inc.	2,753	478,156

		904,213

Biotechnology — 1.7%

AbbVie, Inc.	4,493	608,293

Amgen, Inc.	1,114	250,699

		858,992

Building Products — 0.3%

Trane Technologies plc	849	171,477

Capital Markets — 8.7%

BlackRock, Inc.	1,264	1,156,891

Charles Schwab Corp. (The)	7,082	595,568

CME Group, Inc.	4,409	1,007,360

Morgan Stanley	9,717	953,786

Northern Trust Corp.	1,907	228,073

T. Rowe Price Group, Inc.	2,445	480,874

		4,422,552

Chemicals — 3.2%

Air Products and Chemicals, Inc.	2,538	772,105

PPG Industries, Inc.	4,883	842,097

		1,614,202

Commercial Services & Supplies — 0.6%

Republic Services, Inc.	2,318	323,247

Consumer Finance — 2.4%

American Express Co.	4,836	791,209

Capital One Financial Corp.	2,931	425,249

		1,216,458

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc.	7,991	415,226

Electric Utilities — 2.8%

Entergy Corp.	572	64,442

NextEra Energy, Inc.	9,549	891,523

Xcel Energy, Inc.	7,050	477,293

		1,433,258

Electrical Equipment — 1.5%

Eaton Corp. plc	4,402	760,722

Electronic Equipment, Instruments & Components — 0.5%

Corning, Inc.	7,070	263,226

Equity Real Estate Investment Trusts (REITs) — 2.8%

Alexandria Real Estate Equities, Inc.	1,119	249,389

AvalonBay Communities, Inc.	1,176	297,012

Boston Properties, Inc.	1,505	173,333

Prologis, Inc.	2,799	471,188

Realty Income Corp.	597	42,712

Ventas, Inc.	4,055	207,305

		1,440,939

Food & Staples Retailing — 2.8%

Sysco Corp.	9,809	770,463

Walmart, Inc.	4,595	664,795

		1,435,258

Food Products — 1.2%

Mondelez International, Inc., Class A	8,985	595,827

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	1,520	213,860

Becton Dickinson and Co.	1,990	500,347

Medtronic plc	6,942	718,151

		1,432,358

Health Care Providers & Services — 6.0%

AmerisourceBergen Corp.	3,070	408,014

Cigna Corp.	1,409	323,622

CVS Health Corp.	8,095	835,051

UnitedHealth Group, Inc.	3,037	1,524,762

		3,091,449

Hotels, Restaurants & Leisure — 1.9%

McDonald’s Corp.	2,520	675,652

Starbucks Corp.	2,621	306,561

		982,213

Household Products — 1.3%

Procter & Gamble Co. (The)	4,145	678,082

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.4%

Arthur J Gallagher & Co.	2,339	396,779

Chubb Ltd.	2,899	560,403

Hartford Financial Services Group, Inc. (The)	5,417	374,009

Marsh & McLennan Cos., Inc.	1,121	194,813

MetLife, Inc.	6,768	422,934

Progressive Corp. (The)	3,094	317,632

		2,266,570

IT Services — 2.2%

Accenture plc, Class A	754	312,372

Fidelity National Information Services, Inc.	4,107	448,298

International Business Machines Corp.	2,605	348,124

		1,108,794

Leisure Products — 0.5%

Hasbro, Inc.	2,676	272,313

Machinery — 4.3%

Deere & Co.	1,449	496,845

Dover Corp.	5,271	957,273

Parker-Hannifin Corp.	2,270	722,057

		2,176,175

Media — 2.1%

Comcast Corp., Class A	21,492	1,081,669

Multi-Utilities — 1.2%

CMS Energy Corp.	5,324	346,355

Public Service Enterprise Group, Inc.	3,936	262,637

		608,992

Oil, Gas & Consumable Fuels — 5.7%

Chevron Corp.	6,531	766,411

ConocoPhillips	17,508	1,263,707

EOG Resources, Inc.	7,968	707,798

Valero Energy Corp.	2,185	164,080

		2,901,996

Pharmaceuticals — 6.0%

Bristol-Myers Squibb Co.	16,604	1,035,275

Eli Lilly & Co.	2,055	567,503

Johnson & Johnson	5,441	930,711

Merck & Co., Inc.	2,430	186,218

Pfizer, Inc.	6,240	368,501

		3,088,208

Road & Rail — 1.6%

Norfolk Southern Corp.	2,711	807,075

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 3.9%

Analog Devices, Inc.	5,625	988,760

Intel Corp.	1,384	71,298

Texas Instruments, Inc.	4,916	926,520

		1,986,578

Software — 1.5%

Microsoft Corp.	2,266	762,006

Specialty Retail — 4.6%

Advance Auto Parts, Inc.	1,264	303,232

Best Buy Co., Inc.	3,615	367,238

Gap, Inc. (The)	10,701	188,880

Home Depot, Inc. (The)	2,018	837,289

TJX Cos., Inc. (The)	8,472	643,207

		2,339,846

Technology Hardware, Storage & Peripherals — 1.1%

Apple, Inc.	1,335	237,108

Seagate Technology Holdings plc	2,682	303,038

		540,146

Textiles, Apparel & Luxury Goods — 0.4%

VF Corp.	3,065	224,432

Tobacco — 1.8%

Philip Morris International, Inc.	9,572	909,298

Total Common Stocks (Cost $33,181,428)		50,133,261

Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $1,035,032)	1,034,572	1,034,986

Total Investments — 100.1% (Cost $34,216,460)		51,168,247
Liabilities in Excess of Other Assets — (0.1)%		(57,221)

NET ASSETS — 100.0%		51,111,026

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.0%

Aerospace & Defense — 0.4%

Northrop Grumman Corp.	21	8,206

Air Freight & Logistics — 1.3%

United Parcel Service, Inc., Class B	129	27,756

Banks — 1.6%

US Bancorp	398	22,358

Wells Fargo & Co.	240	11,524

		33,882

Beverages — 3.1%

Coca-Cola Co. (The)	468	27,739

Constellation Brands, Inc., Class A	45	11,286

PepsiCo, Inc.	160	27,868

		66,893

Biotechnology — 2.7%

AbbVie, Inc.	225	30,473

Regeneron Pharmaceuticals, Inc. *	20	12,372

Vertex Pharmaceuticals, Inc. *	67	14,696

		57,541

Building Products — 1.4%

Trane Technologies plc	146	29,476

Capital Markets — 2.1%

Intercontinental Exchange, Inc.	145	19,816

S&P Global, Inc.	55	26,094

		45,910

Chemicals — 2.7%

Air Products and Chemicals, Inc.	38	11,650

Corteva, Inc.	272	12,847

Linde plc (United Kingdom)	43	14,769

PPG Industries, Inc.	106	18,354

		57,620

Containers & Packaging — 0.6%

Avery Dennison Corp.	63	13,581

Diversified Financial Services — 0.9%

Berkshire Hathaway, Inc., Class B *	67	20,169

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	449	23,320

Electric Utilities — 4.2%

Alliant Energy Corp.	273	16,802

Duke Energy Corp.	162	16,959

Evergy, Inc.	184	12,609

FirstEnergy Corp.	260	10,818

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy, Inc.	296	27,674

Xcel Energy, Inc.	68	4,629

		89,491

Electrical Equipment — 1.0%

Eaton Corp. plc	124	21,372

Entertainment — 0.4%

Netflix, Inc. *	15	9,250

Equity Real Estate Investment Trusts (REITs) — 3.0%

Camden Property Trust	21	3,745

Equinix, Inc.	17	14,190

Prologis, Inc.	111	18,751

Public Storage	42	15,547

Sun Communities, Inc.	59	12,396

		64,629

Food & Staples Retailing — 1.6%

Costco Wholesale Corp.	31	17,557

Walmart, Inc.	123	17,780

		35,337

Food Products — 2.5%

Hershey Co. (The)	136	26,348

Mondelez International, Inc., Class A	405	26,828

		53,176

Health Care Equipment & Supplies — 1.2%

Abbott Laboratories	63	8,894

Boston Scientific Corp. *	129	5,467

Medtronic plc	105	10,884

		25,245

Health Care Providers & Services — 1.9%

Anthem, Inc.	25	11,587

UnitedHealth Group, Inc.	59	29,700

		41,287

Hotels, Restaurants & Leisure — 0.8%

McDonald’s Corp.	63	16,782

Household Products — 2.4%

Kimberly-Clark Corp.	159	22,733

Procter & Gamble Co. (The)	175	28,604

		51,337

Insurance — 4.0%

Arthur J Gallagher & Co.	144	24,481

Chubb Ltd.	123	23,722

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Insurance — continued

Hartford Financial Services Group, Inc. (The)	121		8,358

Progressive Corp. (The)	282		28,962

			85,523

Interactive Media & Services — 1.5%

Alphabet, Inc., Class A *	11		32,655

Internet & Direct Marketing Retail — 1.2%

Amazon.com, Inc. *	8		26,721

IT Services — 6.1%

Accenture plc, Class A	87		35,861

Automatic Data Processing, Inc.	39		9,563

International Business Machines Corp.	105		13,979

Jack Henry & Associates, Inc.	98		16,323

Kyndryl Holdings, Inc. *	—	(a)	—	(a)

Mastercard, Inc., Class A	80		28,805

Visa, Inc., Class A	111		24,042

			128,573

Life Sciences Tools & Services — 1.5%

Thermo Fisher Scientific, Inc.	47		31,669

Machinery — 2.8%

Deere & Co.	61		20,988

Otis Worldwide Corp.	160		13,902

Stanley Black & Decker, Inc.	130		24,443

			59,333

Media — 1.9%

Charter Communications, Inc., Class A *	20		13,339

Comcast Corp., Class A	563		28,358

			41,697

Multiline Retail — 1.3%

Target Corp.	122		28,212

Multi-Utilities — 2.9%

CenterPoint Energy, Inc.	501		13,975

DTE Energy Co.	274		32,749

WEC Energy Group, Inc.	163		15,815

			62,539

Oil, Gas & Consumable Fuels — 0.7%

TC Energy Corp. (Canada)	313		14,583

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	8		2,886

Pharmaceuticals — 4.7%

Bristol-Myers Squibb Co.	440		27,449

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Eli Lilly & Co.	118	32,532

Johnson & Johnson	122	20,808

Merck & Co., Inc.	236	18,097

		98,886

Professional Services — 0.5%

Booz Allen Hamilton Holding Corp.	132	11,224

Road & Rail — 4.3%

Norfolk Southern Corp.	99	29,414

Old Dominion Freight Line, Inc.	95	34,188

Union Pacific Corp.	107	27,004

		90,606

Semiconductors & Semiconductor Equipment — 1.7%

Analog Devices, Inc.	59	10,434

Texas Instruments, Inc.	138	25,964

		36,398

Software — 3.1%

Intuit, Inc.	50	32,211

Microsoft Corp.	101	33,914

		66,125

Specialty Retail — 3.1%

Best Buy Co., Inc.	72	7,299

Lowe’s Cos., Inc.	118	30,448

O’Reilly Automotive, Inc. *	41	29,198

		66,945

Technology Hardware, Storage & Peripherals — 1.0%

Apple, Inc.	61	10,795

Seagate Technology Holdings plc	89	10,109

		20,904

Textiles, Apparel & Luxury Goods — 1.0%

NIKE, Inc., Class B	128	21,261

Tobacco — 0.8%

Altria Group, Inc.	172	8,134

Philip Morris International, Inc.	102	9,685

		17,819

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc.*	168	19,502

Total Common Stocks (Cost $1,560,416)		1,756,321

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 16.1%

Bank of Montreal, ELN, 47.00%, 1/18/2022, (linked to S&P 500 Index) (Canada) (b)	8	36,358

Barclays Bank plc, ELN, 48.30%, 1/14/2022, (linked to S&P 500 Index) (United Kingdom) (c)	8	37,193

BNP Paribas, ELN, 48.00%, 1/21/2022, (linked to S&P 500 Index) (b)	6	29,383

Credit Suisse AG, ELN, 42.00%, 2/4/2022, (linked to S&P 500 Index) (Switzerland) (b)	8	40,382

GS Finance Corp., ELN, 50.02%, 1/31/2022, (linked to S&P 500 Index) (b)	7	32,965

GS Finance Corp., ELN, 60.43%, 1/28/2022, (linked to S&P 500 Index) (b)	7	32,427

Royal Bank of Canada, ELN, 40.85%, 1/24/2022, (linked to S&P 500 Index) (Canada) (b)	6	30,193

Royal Bank of Canada, ELN, 55.31%, 1/7/2022, (linked to S&P 500 Index) (Canada) (b)	7	31,562

UBS AG, ELN, 40.24%, 2/7/2022, (linked to S&P 500 Index) (Switzerland) (b)	9	43,256

UBS AG, ELN, 62.75%, 1/10/2022, (linked to S&P 500 Index) (Switzerland) (b)	8	30,743

Total Equity-Linked Notes (Cost $348,978)		344,462

	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.3%

Investment Companies — 0.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $7,184)	7,181	7,184

Total Investments — 98.4% (Cost $1,916,578)		2,107,967
Other Assets Less Liabilities — 1.6%		33,978

NET ASSETS — 100.0%		2,141,945

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note

(a)	Amount rounds to less than one thousand.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	73	03/2022	USD	17,368	15

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.1%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	167	64,453

Raytheon Technologies Corp.	1,042	89,703

		154,156

Air Freight & Logistics — 1.1%

FedEx Corp.	253	65,480

United Parcel Service, Inc., Class B	681	145,874

		211,354

Airlines — 0.2%

Southwest Airlines Co. *	933	39,983

Auto Components — 0.3%

Aptiv plc *	117	19,356

Magna International, Inc. (Canada)	421	34,064

		53,420

Automobiles — 2.3%

General Motors Co. *	755	44,253

Rivian Automotive, Inc., Class A *	150	15,588

Tesla, Inc. * (a)	375	396,346

		456,187

Banks — 3.7%

Bank of America Corp. (a)	2,238	99,586

Citigroup, Inc.	1,781	107,565

Fifth Third Bancorp	1,041	45,340

Regions Financial Corp.	2,520	54,936

SVB Financial Group *	47	31,715

Truist Financial Corp.	1,172	68,614

US Bancorp	2,066	116,027

Wells Fargo & Co. (a)	4,250	203,921

		727,704

Beverages — 1.2%

Coca-Cola Co. (The) (a)	2,870	169,938

Constellation Brands, Inc., Class A	272	68,275

		238,213

Biotechnology — 2.3%

AbbVie, Inc. (a)	1,639	221,873

Biogen, Inc. * (a)	149	35,711

BioMarin Pharmaceutical, Inc. *	111	9,816

Moderna, Inc. *	71	17,982

Neurocrine Biosciences, Inc. *	113	9,616

Regeneron Pharmaceuticals, Inc. *	129	81,399

Vertex Pharmaceuticals, Inc. *	339	74,529

		450,926

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	729	59,314

Masco Corp.	600	42,156

Trane Technologies plc	635	128,258

		229,728

Capital Markets — 3.2%

Goldman Sachs Group, Inc. (The)	260	99,372

Intercontinental Exchange, Inc.	438	59,923

Morgan Stanley	906	88,897

S&P Global, Inc.	350	165,131

State Street Corp.	1,187	110,420

T. Rowe Price Group, Inc.	492	96,786

		620,529

Chemicals — 1.9%

Air Products and Chemicals, Inc.	93	28,390

Celanese Corp.	163	27,379

DuPont de Nemours, Inc.	719	58,109

Eastman Chemical Co.	753	91,093

Linde plc (United Kingdom)	176	60,982

PPG Industries, Inc.	576	99,304

		365,257

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	49	21,675

Communications Equipment — 0.1%

Motorola Solutions, Inc.	67	18,184

Consumer Finance — 0.3%

Capital One Financial Corp.	397	57,632

Containers & Packaging — 0.3%

Avery Dennison Corp.	157	34,023

Westrock Co.	495	21,975

		55,998

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B * (a)	854	255,357

Voya Financial, Inc.	231	15,303

		270,660

Diversified Telecommunication Services — 0.3%

Verizon Communications, Inc. (a)	1,119	58,124

Electric Utilities — 1.9%

Edison International	534	36,473

Evergy, Inc.	658	45,130

Exelon Corp.	667	38,549

FirstEnergy Corp.	1,639	68,149

NextEra Energy, Inc. (a)	1,888	176,231

		364,532

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 0.6%

Eaton Corp. plc	671	115,950

Entertainment — 0.9%

Netflix, Inc. * (a)	239	143,915

Walt Disney Co. (The) *	231	35,807

		179,722

Equity Real Estate Investment Trusts (REITs) — 2.5%

Camden Property Trust	331	59,131

Equinix, Inc.	72	60,494

Equity LifeStyle Properties, Inc.	442	38,741

Host Hotels & Resorts, Inc. *	911	15,848

Kimco Realty Corp.	1,229	30,285

Prologis, Inc.	861	144,890

SBA Communications Corp.	93	36,023

Sun Communities, Inc.	237	49,838

UDR, Inc.	137	8,208

Ventas, Inc.	947	48,392

		491,850

Food Products — 0.5%

Mondelez International, Inc., Class A (a)	1,449	96,072

Health Care Equipment & Supplies — 2.7%

Abbott Laboratories	934	131,406

ABIOMED, Inc. *	21	7,483

Baxter International, Inc.	284	24,336

Becton Dickinson and Co.	202	50,839

Boston Scientific Corp. * (a)	1,637	69,528

Dexcom, Inc. *	44	23,495

Intuitive Surgical, Inc. *	94	33,719

Medtronic plc (a)	1,174	121,452

Zimmer Biomet Holdings, Inc. (a)	572	72,692

		534,950

Health Care Providers & Services — 2.8%

Anthem, Inc. (a)	288	133,580

Centene Corp. *	1,005	82,792

Humana, Inc.	83	38,500

McKesson Corp.	94	23,241

UnitedHealth Group, Inc. (a)	549	275,671

		553,784

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. * (a)	32	76,456

Hilton Worldwide Holdings, Inc. *	354	55,200

McDonald’s Corp.	685	183,656

Royal Caribbean Cruises Ltd. *	102	7,839

		323,151

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.6%

DR Horton, Inc.	65	7,049

Lennar Corp., Class A	766	89,016

Toll Brothers, Inc.	368	26,618

		122,683

Household Products — 1.5%

Kimberly-Clark Corp.	419	59,825

Procter & Gamble Co. (The) (a)	1,430	233,913

		293,738

Industrial Conglomerates — 0.3%

Honeywell International, Inc. (a)	323	67,244

Insurance — 1.8%

Chubb Ltd.	467	90,199

Hartford Financial Services Group, Inc. (The)	1,123	77,555

Progressive Corp. (The)	1,250	128,353

Prudential Financial, Inc.	357	38,695

Travelers Cos., Inc. (The)	116	18,178

		352,980

Interactive Media & Services — 6.8%

Alphabet, Inc., Class A * (a)	181	525,775

Alphabet, Inc., Class C * (a)	138	400,444

Meta Platforms, Inc., Class A * (a)	1,139	382,989

ZoomInfo Technologies, Inc., Class A *	457	29,320

		1,338,528

Internet & Direct Marketing Retail — 3.9%

Amazon.com, Inc. * (a)	228	759,016

IT Services — 4.6%

Accenture plc, Class A	532	220,386

FleetCor Technologies, Inc. *	211	47,170

International Business Machines Corp.	704	94,099

Mastercard, Inc., Class A (a)	747	268,337

PayPal Holdings, Inc. *	200	37,774

Shopify, Inc., Class A (Canada) *	19	25,757

Visa, Inc., Class A (a)	977	211,742

		905,265

Life Sciences Tools & Services — 1.7%

Danaher Corp.	183	60,140

Illumina, Inc. *	68	25,874

PerkinElmer, Inc.	72	14,436

Thermo Fisher Scientific, Inc. (a)	337	224,965

		325,415

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 2.4%

Deere & Co.	456	156,409

Ingersoll Rand, Inc.	524	32,432

Otis Worldwide Corp.	1,160	101,019

Parker-Hannifin Corp.	219	69,517

Stanley Black & Decker, Inc.	559	105,404

		464,781

Media — 1.1%

Charter Communications, Inc., Class A * (a)	104	67,924

Comcast Corp., Class A (a)	2,749	138,355

Fox Corp., Class A	109	4,024

		210,303

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	577	24,097

Multiline Retail — 0.6%

Dollar General Corp.	70	16,625

Dollar Tree, Inc. *	156	21,973

Target Corp.	375	86,729

		125,327

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	2,668	74,464

DTE Energy Co.	316	37,799

		112,263

Oil, Gas & Consumable Fuels — 2.6%

Cheniere Energy, Inc.	223	22,637

Chevron Corp. (a)	974	114,309

ConocoPhillips	1,923	138,779

Coterra Energy, Inc.	222	4,211

Diamondback Energy, Inc.	726	78,331

EOG Resources, Inc. (a)	516	45,797

Phillips 66	102	7,402

Pioneer Natural Resources Co. (a)	481	87,485

Williams Cos., Inc. (The)	549	14,284

		513,235

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	184	68,012

Pharmaceuticals — 3.4%

Bristol-Myers Squibb Co. (a)	2,501	155,929

Eli Lilly & Co. (a)	666	184,012

Johnson & Johnson (a)	1,109	189,691

Merck & Co., Inc.	949	72,764

Pfizer, Inc.	1,055	62,312

		664,708

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	258	21,843

Leidos Holdings, Inc.	543	48,246

		70,089

Road & Rail — 1.0%

Lyft, Inc., Class A *	502	21,444

Norfolk Southern Corp. (a)	354	105,503

Union Pacific Corp.	276	69,538

		196,485

Semiconductors & Semiconductor Equipment — 6.9%

Advanced Micro Devices, Inc. * (a)	1,103	158,744

Analog Devices, Inc.	712	125,134

Applied Materials, Inc.	925	145,485

Intel Corp.	279	14,393

KLA Corp.	70	30,237

Lam Research Corp.	228	163,766

Microchip Technology, Inc.	446	38,809

Micron Technology, Inc.	208	19,348

NVIDIA Corp. (a)	1,057	310,777

NXP Semiconductors NV (China)	499	113,726

QUALCOMM, Inc.	331	60,507

Texas Instruments, Inc. (a)	932	175,653

		1,356,579

Software — 9.2%

Ceridian HCM Holding, Inc. *	84	8,816

Fortinet, Inc. *	66	23,816

Intuit, Inc. (a)	285	183,614

Microsoft Corp. (a)	4,063	1,366,592

Oracle Corp.	774	67,509

salesforce.com, Inc. * (a)	281	71,419

Workday, Inc., Class A *	237	64,725

		1,786,491

Specialty Retail — 3.4%

AutoZone, Inc. * (a)	17	36,085

Best Buy Co., Inc. (a)	695	70,607

Home Depot, Inc. (The) (a)	338	140,460

Lowe’s Cos., Inc. (a)	819	211,751

O’Reilly Automotive, Inc. *	190	134,102

TJX Cos., Inc. (The)(a)	994	75,434

		668,439

Technology Hardware, Storage & Peripherals — 7.3%

Apple, Inc. (a)	7,459	1,324,540

Seagate Technology Holdings plc	897	101,378

		1,425,918

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	885	147,477

Tobacco — 0.9%

Altria Group, Inc. (a)	1,709	80,967

Philip Morris International, Inc.	1,021	96,977

		177,944

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	931	107,955

Total Common Stocks (Cost $11,725,472)		18,974,713

	NO. OF CONTRACTS
Options Purchased — 1.8%

Put Options Purchased — 1.8%

Index Funds — 1.8%

S&P 500 Index 3/31/2022 at USD 4,510.00, European Style Notional Amount: USD 19,411,698 Counterparty: Exchange-Traded * (Cost $347,125)	40,728	354,537

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.6%

Investment Companies — 6.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $1,296,982)	1,296,982	1,296,982

Total Investments — 105.5% (Cost $13,369,579)		20,626,232
Liabilities in Excess of Other Assets — (5.5)%		(1,070,424)

NET ASSETS — 100.0%		19,555,808

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	2,188	03/2022	USD	520,553	5,808

Abbreviations

USD	United States Dollar

Written Call Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	40,728	USD 19,411,698	USD 4,920.00	3/31/2022	(254,958)

Written Put Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	40,728	USD 19,411,698	USD 3,810.00	3/31/2022	(89,805)

Total Written Options Contracts (Premiums Received $342,970)						(344,763)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.5%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	35	13,479

Raytheon Technologies Corp.	216	18,570

		32,049

Air Freight & Logistics — 1.1%

FedEx Corp.	52	13,467

United Parcel Service, Inc., Class B	140	29,932

		43,399

Airlines — 0.2%

Southwest Airlines Co. *	196	8,414

Auto Components — 0.3%

Aptiv plc *	24	3,985

Magna International, Inc. (Canada)	89	7,192

		11,177

Automobiles — 2.4%

General Motors Co. *	158	9,291

Rivian Automotive, Inc., Class A *	32	3,293

Tesla, Inc. * (a)	77	81,717

		94,301

Banks — 3.9%

Bank of America Corp.	459	20,440

Citigroup, Inc.	365	22,027

Fifth Third Bancorp	216	9,388

Regions Financial Corp.	523	11,409

SVB Financial Group *	10	6,655

Truist Financial Corp.	242	14,140

US Bancorp	425	23,871

Wells Fargo & Co.	879	42,175

		150,105

Beverages — 1.3%

Coca-Cola Co. (The)	595	35,250

Constellation Brands, Inc., Class A	57	14,263

		49,513

Biotechnology — 2.4%

AbbVie, Inc.	338	45,755

Biogen, Inc. *	31	7,325

BioMarin Pharmaceutical, Inc. *	22	1,943

Moderna, Inc. *	14	3,636

Neurocrine Biosciences, Inc. *	23	1,993

Regeneron Pharmaceuticals, Inc. *	27	16,928

Vertex Pharmaceuticals, Inc. *	71	15,510

		93,090

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	151	12,272

Masco Corp.	124	8,674

Trane Technologies plc	130	26,357

		47,303

Capital Markets — 3.3%

Goldman Sachs Group, Inc. (The)	54	20,702

Intercontinental Exchange, Inc.	89	12,182

Morgan Stanley	188	18,426

S&P Global, Inc.	72	34,116

State Street Corp.	244	22,678

T. Rowe Price Group, Inc.	102	20,019

		128,123

Chemicals — 1.9%

Air Products and Chemicals, Inc.	19	5,893

Celanese Corp.	33	5,553

DuPont de Nemours, Inc.	147	11,858

Eastman Chemical Co.	154	18,632

Linde plc (United Kingdom)	37	12,656

PPG Industries, Inc.	120	20,651

		75,243

Commercial Services & Supplies — 0.1%

Cintas Corp.	10	4,320

Communications Equipment — 0.1%

Motorola Solutions, Inc.	14	3,928

Consumer Finance — 0.3%

Capital One Financial Corp.	81	11,789

Containers & Packaging — 0.3%

Avery Dennison Corp.	33	7,080

Westrock Co.	98	4,345

		11,425

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	176	52,758

Voya Financial, Inc.	47	3,147

		55,905

Diversified Telecommunication Services — 0.3%

Verizon Communications, Inc.	233	12,131

Electric Utilities — 1.9%

Edison International	109	7,471

Evergy, Inc.	138	9,478

Exelon Corp.	139	8,041

FirstEnergy Corp.	335	13,939

NextEra Energy, Inc.	390	36,417

		75,346

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 0.6%

Eaton Corp. plc	138	23,812

Entertainment — 1.0%

Netflix, Inc. *	49	29,571

Walt Disney Co. (The) *	48	7,493

		37,064

Equity Real Estate Investment Trusts (REITs) — 2.6%

Camden Property Trust	69	12,294

Equinix, Inc.	15	12,676

Equity LifeStyle Properties, Inc.	90	7,903

Host Hotels & Resorts, Inc. *	180	3,138

Kimco Realty Corp.	260	6,413

Prologis, Inc.	179	30,090

SBA Communications Corp.	19	7,571

Sun Communities, Inc.	49	10,231

UDR, Inc.	26	1,582

Ventas, Inc.	195	9,946

		101,844

Food Products — 0.5%

Mondelez International, Inc., Class A	297	19,698

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	193	27,120

ABIOMED, Inc. *	4	1,566

Baxter International, Inc.	59	5,047

Becton Dickinson and Co.	42	10,592

Boston Scientific Corp. *	338	14,357

Dexcom, Inc. *	9	4,746

Intuitive Surgical, Inc. *	19	6,982

Medtronic plc	243	25,115

Zimmer Biomet Holdings, Inc.	117	14,845

		110,370

Health Care Providers & Services — 2.9%

Anthem, Inc.	60	27,750

Centene Corp. *	206	16,975

Humana, Inc.	17	7,800

McKesson Corp.	19	4,734

UnitedHealth Group, Inc.	113	56,787

		114,046

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. *	7	15,869

Hilton Worldwide Holdings, Inc. *	74	11,481

McDonald’s Corp.	141	37,795

Royal Caribbean Cruises Ltd. *	20	1,551

		66,696

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.7%

DR Horton, Inc.	15	1,579

Lennar Corp., Class A	160	18,542

Toll Brothers, Inc.	76	5,526

		25,647

Household Products — 1.6%

Kimberly-Clark Corp.	87	12,384

Procter & Gamble Co. (The)	295	48,322

		60,706

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	67	13,867

Insurance — 1.9%

Chubb Ltd.	95	18,433

Hartford Financial Services Group, Inc. (The)	232	16,044

Progressive Corp. (The)	258	26,474

Prudential Financial, Inc.	72	7,826

Travelers Cos., Inc. (The)	25	3,916

		72,693

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A * (a)	38	108,662

Alphabet, Inc., Class C * (a)	29	82,554

Meta Platforms, Inc., Class A *	235	78,896

ZoomInfo Technologies, Inc., Class A *	92	5,888

		276,000

Internet & Direct Marketing Retail — 4.0%

Amazon.com, Inc. * (a)	47	156,577

IT Services — 4.8%

Accenture plc, Class A	110	45,645

FleetCor Technologies, Inc. *	44	9,772

International Business Machines Corp.	145	19,367

Mastercard, Inc., Class A	154	55,295

PayPal Holdings, Inc. *	42	7,829

Shopify, Inc., Class A (Canada) *	4	5,463

Visa, Inc., Class A	202	43,869

		187,240

Life Sciences Tools & Services — 1.7%

Danaher Corp.	37	12,315

Illumina, Inc. *	14	5,161

PerkinElmer, Inc.	14	2,810

Thermo Fisher Scientific, Inc.	70	46,450

		66,736

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 2.5%

Deere & Co.	95	32,462

Ingersoll Rand, Inc.	109	6,755

Otis Worldwide Corp.	241	20,959

Parker-Hannifin Corp.	45	14,174

Stanley Black & Decker, Inc.	116	21,851

		96,201

Media — 1.1%

Charter Communications, Inc., Class A *	22	14,102

Comcast Corp., Class A	569	28,637

Fox Corp., Class A	21	785

		43,524

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	122	5,096

Multiline Retail — 0.7%

Dollar General Corp.	15	3,583

Dollar Tree, Inc. *	31	4,344

Target Corp.	78	18,019

		25,946

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	550	15,357

DTE Energy Co.	66	7,897

		23,254

Oil, Gas & Consumable Fuels — 2.7%

Cheniere Energy, Inc.	46	4,639

Chevron Corp.	201	23,539

ConocoPhillips	395	28,494

Coterra Energy, Inc.	39	749

Diamondback Energy, Inc.	149	16,039

EOG Resources, Inc.	105	9,356

Phillips 66	22	1,569

Pioneer Natural Resources Co.	99	17,973

Williams Cos., Inc. (The)	106	2,760

		105,118

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	38	14,200

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	519	32,366

Eli Lilly & Co.	137	37,947

Johnson & Johnson	230	39,322

Merck & Co., Inc.	195	14,924

Pfizer, Inc.	219	12,940

		137,499

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	51	4,318

Leidos Holdings, Inc.	112	9,918

		14,236

Road & Rail — 1.0%

Lyft, Inc., Class A *	100	4,286

Norfolk Southern Corp.	73	21,832

Union Pacific Corp.	57	14,246

		40,364

Semiconductors & Semiconductor Equipment — 7.2%

Advanced Micro Devices, Inc. *	229	32,914

Analog Devices, Inc.	146	25,668

Applied Materials, Inc.	191	30,066

Intel Corp.	61	3,134

KLA Corp.	15	6,237

Lam Research Corp.	47	33,947

Microchip Technology, Inc.	94	8,170

Micron Technology, Inc.	41	3,819

NVIDIA Corp.	218	64,171

NXP Semiconductors NV (China)	103	23,378

QUALCOMM, Inc.	68	12,393

Texas Instruments, Inc.	192	36,222

		280,119

Software — 9.4%

Ceridian HCM Holding, Inc. *	19	1,958

Fortinet, Inc. *	14	5,024

Intuit, Inc.	59	37,966

Microsoft Corp. (a)	838	281,953

Oracle Corp.	161	14,035

salesforce.com, Inc. *	57	14,566

Workday, Inc., Class A *	49	13,282

		368,784

Specialty Retail — 3.5%

AutoZone, Inc. *	4	7,465

Best Buy Co., Inc.	145	14,697

Home Depot, Inc. (The)	70	29,078

Lowe’s Cos., Inc.	168	43,529

O’Reilly Automotive, Inc. *	39	27,528

TJX Cos., Inc. (The)	204	15,472

		137,769

Technology Hardware, Storage & Peripherals — 7.6%

Apple, Inc. (a)	1,539	273,241

Seagate Technology Holdings plc	185	20,920

		294,161

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	182	30,373

Tobacco — 0.9%

Altria Group, Inc.	349	16,558

Philip Morris International, Inc.	209	19,862

		36,420

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	191	22,159

Total Common Stocks (Cost $3,577,277)		3,915,780

	NO. OF CONTRACTS
Options Purchased — 0.3%

Put Options Purchased — 0.3%

Index Funds — 0.3%

S&P 500 Index 1/31/2022 at USD 4,360.00, European Style Notional Amount: USD 3,946,874 Counterparty: Exchange-Traded * (Cost $64,016)	8,281	10,351

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.7%

Investment Companies — 3.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $143,550)	143,550	143,550

Total Investments — 104.5% (Cost $3,784,843)		4,069,681
Liabilities in Excess of Other Assets — (4.5)%		(176,453)

NET ASSETS — 100.0%		3,893,228

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	131	03/2022	USD	31,167	698

Abbreviations

USD	United States Dollar

Written Call Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	8,281	USD 3,946,873	USD 4,755.00	1/31/2022	(64,012)

Written Put Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	8,281	USD 3,946,874	USD 3,675.00	1/31/2022	(2,195)

Total Written Options Contracts (Premiums Received $65,775)						(66,207)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.8%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	21	8,024

Raytheon Technologies Corp.	128	11,046

		19,070

Air Freight & Logistics — 1.1%

FedEx Corp.	31	8,056

United Parcel Service, Inc., Class B	84	18,060

		26,116

Airlines — 0.2%

Southwest Airlines Co. *	117	4,998

Auto Components — 0.3%

Aptiv plc *	14	2,383

Magna International, Inc. (Canada)	53	4,287

		6,670

Automobiles — 2.4%

General Motors Co. *	95	5,547

Rivian Automotive, Inc., Class A *	18	1,894

Tesla, Inc.* (a)	46	48,810

		56,251

Banks — 3.9%

Bank of America Corp.	273	12,159

Citigroup, Inc.	221	13,340

Fifth Third Bancorp	129	5,608

Regions Financial Corp.	312	6,797

SVB Financial Group *	6	3,977

Truist Financial Corp.	144	8,436

US Bancorp	253	14,184

Wells Fargo & Co.	524	25,141

		89,642

Beverages — 1.3%

Coca-Cola Co. (The)	355	21,026

Constellation Brands, Inc., Class A	34	8,524

		29,550

Biotechnology — 2.4%

AbbVie, Inc.	201	27,219

Biogen, Inc. *	18	4,299

BioMarin Pharmaceutical, Inc. *	13	1,160

Moderna, Inc. *	9	2,224

Neurocrine Biosciences, Inc. *	14	1,181

Regeneron Pharmaceuticals, Inc. *	16	9,992

Vertex Pharmaceuticals, Inc. *	41	9,066

		55,141

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	91	7,366

Masco Corp.	74	5,217

Trane Technologies plc	78	15,783

		28,366

Capital Markets — 3.3%

Goldman Sachs Group, Inc. (The)	32	12,288

Intercontinental Exchange, Inc.	55	7,471

Morgan Stanley	110	10,841

S&P Global, Inc.	43	20,301

State Street Corp.	145	13,524

T. Rowe Price Group, Inc.	60	11,815

		76,240

Chemicals — 1.9%

Air Products and Chemicals, Inc.	12	3,527

Celanese Corp.	20	3,340

DuPont de Nemours, Inc.	88	7,077

Eastman Chemical Co.	92	11,144

Linde plc (United Kingdom)	22	7,575

PPG Industries, Inc.	71	12,305

		44,968

Commercial Services & Supplies — 0.1%

Cintas Corp.	6	2,579

Communications Equipment — 0.1%

Motorola Solutions, Inc.	8	2,129

Consumer Finance — 0.3%

Capital One Financial Corp.	48	6,994

Containers & Packaging — 0.3%

Avery Dennison Corp.	20	4,264

Westrock Co.	58	2,594

		6,858

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	106	31,555

Voya Financial, Inc.	28	1,866

		33,421

Diversified Telecommunication Services — 0.3%

Verizon Communications, Inc.	138	7,178

Electric Utilities — 1.9%

Edison International	65	4,467

Evergy, Inc.	83	5,660

Exelon Corp.	80	4,636

FirstEnergy Corp.	201	8,343

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

NextEra Energy, Inc.	233	21,722

		44,828

Electrical Equipment — 0.6%

Eaton Corp. plc	82	14,229

Entertainment — 1.0%

Netflix, Inc. *	29	17,612

Walt Disney Co. (The) *	29	4,455

		22,067

Equity Real Estate Investment Trusts (REITs) — 2.6%

Camden Property Trust	41	7,361

Equinix, Inc.	9	7,350

Equity LifeStyle Properties, Inc.	54	4,749

Host Hotels & Resorts, Inc. *	108	1,870

Kimco Realty Corp.	156	3,845

Prologis, Inc.	106	17,893

SBA Communications Corp.	12	4,513

Sun Communities, Inc.	29	6,151

UDR, Inc.	16	948

Ventas, Inc.	117	5,990

		60,670

Food Products — 0.5%

Mondelez International, Inc., Class A	178	11,800

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	115	16,240

ABIOMED, Inc. *	3	944

Baxter International, Inc.	35	3,022

Becton Dickinson and Co.	25	6,375

Boston Scientific Corp. *	201	8,539

Dexcom, Inc. *	5	2,859

Intuitive Surgical, Inc. *	12	4,168

Medtronic plc	144	14,880

Zimmer Biomet Holdings, Inc.	70	8,846

		65,873

Health Care Providers & Services — 2.9%

Anthem, Inc.	35	16,421

Centene Corp. *	122	10,086

Humana, Inc.	10	4,672

McKesson Corp.	11	2,843

UnitedHealth Group, Inc. (a)	68	34,009

		68,031

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. *	4	9,446

Hilton Worldwide Holdings, Inc. *	44	6,855

McDonald’s Corp.	84	22,569

Royal Caribbean Cruises Ltd. *	12	923

		39,793

Household Durables — 0.7%

DR Horton, Inc.	9	953

Lennar Corp., Class A	94	10,962

Toll Brothers, Inc.	46	3,328

		15,243

Household Products — 1.6%

Kimberly-Clark Corp.	52	7,446

Procter & Gamble Co. (The)	176	28,790

		36,236

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	40	8,280

Insurance — 1.9%

Chubb Ltd.	57	11,035

Hartford Financial Services Group, Inc. (The)	139	9,618

Progressive Corp. (The)	155	15,866

Prudential Financial, Inc.	43	4,663

Travelers Cos., Inc. (The)	15	2,339

		43,521

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A * (a)	22	64,723

Alphabet, Inc., Class C * (a)	17	49,434

Meta Platforms, Inc., Class A * (a)	140	47,243

ZoomInfo Technologies, Inc., Class A *	54	3,495

		164,895

Internet & Direct Marketing Retail — 4.0%

Amazon.com, Inc. * (a)	28	93,405

IT Services — 4.8%

Accenture plc, Class A	65	27,101

FleetCor Technologies, Inc. *	26	5,848

International Business Machines Corp.	87	11,601

Mastercard, Inc., Class A	92	32,989

PayPal Holdings, Inc. *	25	4,661

Shopify, Inc., Class A (Canada) *	2	3,058

Visa, Inc., Class A	121	26,150

		111,408

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 1.7%

Danaher Corp.	23	7,408

Illumina, Inc. *	9	3,292

PerkinElmer, Inc.	8	1,693

Thermo Fisher Scientific, Inc.	42	27,743

		40,136

Machinery — 2.5%

Deere & Co.	56	19,345

Ingersoll Rand, Inc.	65	4,026

Otis Worldwide Corp.	144	12,539

Parker-Hannifin Corp.	27	8,476

Stanley Black & Decker, Inc.	69	13,067

		57,453

Media — 1.1%

Charter Communications, Inc., Class A *	13	8,408

Comcast Corp., Class A	340	17,089

Fox Corp., Class A	13	462

		25,959

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	73	3,035

Multiline Retail — 0.7%

Dollar General Corp.	8	1,941

Dollar Tree, Inc. *	19	2,607

Target Corp.	46	10,637

		15,185

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	329	9,181

DTE Energy Co.	40	4,731

		13,912

Oil, Gas & Consumable Fuels — 2.7%

Cheniere Energy, Inc.	27	2,754

Chevron Corp.	121	14,184

ConocoPhillips	238	17,161

Coterra Energy, Inc.	24	447

Diamondback Energy, Inc.	90	9,660

EOG Resources, Inc.	62	5,551

Phillips 66	13	921

Pioneer Natural Resources Co.	59	10,693

Williams Cos., Inc. (The)	72	1,871

		63,242

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	22	8,276

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	309	19,264

Eli Lilly & Co.	82	22,770

Johnson & Johnson (a)	137	23,356

Merck & Co., Inc.	116	8,907

Pfizer, Inc.	130	7,652

		81,949

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	31	2,588

Leidos Holdings, Inc.	67	5,915

		8,503

Road & Rail — 1.0%

Lyft, Inc., Class A *	59	2,537

Norfolk Southern Corp.	44	13,115

Union Pacific Corp.	34	8,549

		24,201

Semiconductors & Semiconductor Equipment — 7.2%

Advanced Micro Devices, Inc. *	137	19,645

Analog Devices, Inc.	88	15,392

Applied Materials, Inc.	113	17,831

Intel Corp.	36	1,870

KLA Corp.	9	3,741

Lam Research Corp.	28	20,053

Microchip Technology, Inc.	56	4,879

Micron Technology, Inc.	25	2,355

NVIDIA Corp. (a)	130	38,281

NXP Semiconductors NV (China)	61	13,898

QUALCOMM, Inc.	41	7,438

Texas Instruments, Inc.	114	21,547

		166,930

Software — 9.6%

Ceridian HCM Holding, Inc. *	11	1,166

Fortinet, Inc. *	8	2,999

Intuit, Inc.	35	22,558

Microsoft Corp. (a)	500	168,320

Oracle Corp.	95	8,320

salesforce.com, Inc. *	35	8,881

Workday, Inc., Class A *	29	7,912

		220,156

Specialty Retail — 3.5%

AutoZone, Inc. *	2	4,543

Best Buy Co., Inc.	85	8,634

Home Depot, Inc. (The)	42	17,281

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Lowe’s Cos., Inc.	101	26,055

O’Reilly Automotive, Inc. *	23	16,428

TJX Cos., Inc. (The)	123	9,303

		82,244

Technology Hardware, Storage & Peripherals — 7.7%

Apple, Inc. (a)	919	163,101

Seagate Technology Holdings plc	111	12,590

		175,691

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	109	18,116

Tobacco — 0.9%

Altria Group, Inc.	208	9,869

Philip Morris International, Inc.	125	11,889

		21,758

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	115	13,374

Total Common Stocks (Cost $2,137,943)		2,336,570

	NO. OF CONTRACTS
Options Purchased — 0.7%

Put Options Purchased — 0.7%

Index Funds — 0.7%

S&P 500 Index 2/28/2022 at USD 4,325.00, European Style Notional Amount: USD 2,354,016 Counterparty: , European Style * (Cost $54,814)	4,939	15,607

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $16,682)	16,682	16,682

Total Investments — 102.2% (Cost $2,209,439)		2,368,859
Liabilities in Excess of Other Assets — (2.2)%		(51,779)

NET ASSETS — 100.0%		2,317,080

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	73	03/2022	USD	17,368	433

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Written Call Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	4,939	USD 2,354,017	USD 4,755.00	2/28/2022	(55,687)

Written Put Options Contracts as of December 31, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	4,939	USD 2,354,016	USD 3,640.00	2/28/2022	(3,704)

Total Written Options Contracts (Premiums Received $58,130)						(59,391)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Automobiles — 4.7%

Rivian Automotive, Inc., Class A * (a)	784	81,273

Tesla, Inc. *	1,749	1,848,414

		1,929,687

Banks — 1.5%

SVB Financial Group *	902	611,707

Beverages — 1.1%

Monster Beverage Corp. *	4,809	461,842

Biotechnology — 2.5%

Alnylam Pharmaceuticals, Inc. *	132	22,334

Biogen, Inc. *	602	144,456

Exact Sciences Corp. * (a)	794	61,774

Moderna, Inc. *	314	79,826

Regeneron Pharmaceuticals, Inc. *	547	345,252

Seagen, Inc. *	2,297	355,100

		1,008,742

Building Products — 1.3%

Trane Technologies plc	2,705	546,477

Capital Markets — 7.2%

Blackstone, Inc.	8,820	1,141,195

Charles Schwab Corp. (The)	9,739	819,034

Morgan Stanley	8,124	797,471

MSCI, Inc.	314	192,078

		2,949,778

Chemicals — 1.2%

Sherwin-Williams Co. (The)	1,443	507,991

Consumer Finance — 0.6%

Capital One Financial Corp.	1,743	252,935

Electrical Equipment — 1.5%

Rockwell Automation, Inc.	1,768	616,907

Electronic Equipment, Instruments & Components — 1.1%

Amphenol Corp., Class A	5,088	444,966

Entertainment — 1.8%

Netflix, Inc. *	1,167	703,168

Roku, Inc. *	157	35,759

		738,927

Health Care Equipment & Supplies — 3.9%

ABIOMED, Inc. *	283	101,537

Align Technology, Inc. *	1,055	693,043

Dexcom, Inc. *	631	338,654

Intuitive Surgical, Inc. *	1,305	469,003

		1,602,237

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 3.3%

HCA Healthcare, Inc.	2,945	756,707

McKesson Corp.	2,293	569,973

		1,326,680

Hotels, Restaurants & Leisure — 2.8%

Airbnb, Inc., Class A *	75	12,414

Booking Holdings, Inc. *	165	396,593

Chipotle Mexican Grill, Inc. *	423	739,684

		1,148,691

Interactive Media & Services — 11.7%

Alphabet, Inc., Class C *	1,056	3,054,941

Match Group, Inc. *	1,862	246,239

Meta Platforms, Inc., Class A *	3,307	1,112,418

Snap, Inc., Class A *	7,649	359,747

		4,773,345

Internet & Direct Marketing Retail — 4.2%

Amazon.com, Inc. *	401	1,336,421

Etsy, Inc. *	1,523	333,533

MercadoLibre, Inc. (Argentina) *	34	45,448

Wayfair, Inc., Class A * (a)	85	16,128

		1,731,530

IT Services — 1.8%

Affirm Holdings, Inc. *	862	86,723

Block, Inc., Class A *	1,341	216,568

MongoDB, Inc. * (a)	373	197,183

PayPal Holdings, Inc. *	963	181,631

Shopify, Inc., Class A (Canada) *	7	9,504

Twilio, Inc., Class A *	120	31,654

		723,263

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.	231	153,839

Machinery — 2.3%

Deere & Co.	2,741	940,005

Metals & Mining — 1.4%

Freeport-McMoRan, Inc.	13,328	556,181

Personal Products — 1.4%

Estee Lauder Cos., Inc. (The), Class A	1,504	556,846

Professional Services — 1.7%

Equifax, Inc.	1,091	319,522

Verisk Analytics, Inc.	1,570	359,152

		678,674

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 10.1%

Advanced Micro Devices, Inc. *	8,664	1,246,706

ASML Holding NV (Registered), NYRS (Netherlands)	842	670,111

Enphase Energy, Inc. *	456	83,402

Lam Research Corp.	626	449,828

NVIDIA Corp.	4,130	1,214,723

Texas Instruments, Inc.	2,432	458,284

		4,123,054

Software — 15.2%

HubSpot, Inc. *	328	216,333

Intuit, Inc.	1,248	802,739

Microsoft Corp.	11,103	3,734,025

Oracle Corp.	9,134	796,550

Synopsys, Inc. *	1,401	516,416

Trade Desk, Inc. (The), Class A *	302	27,693

Workday, Inc., Class A *	328	89,630

		6,183,386

Specialty Retail — 4.6%

AutoZone, Inc. *	341	714,689

Carvana Co. * (a)	1,127	261,274

Lowe’s Cos., Inc.	3,489	901,940

		1,877,903

Technology Hardware, Storage & Peripherals — 9.3%

Apple, Inc.	21,337	3,788,804

Textiles, Apparel & Luxury Goods — 1.0%

Tapestry, Inc.	10,066	408,688

Total Common Stocks (Cost $24,052,214)		40,643,085

Short-Term Investments — 1.1%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $292,240)	292,134	292,250

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	116,932	116,909

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	20,701	20,701

Total Investment of Cash Collateral from Securities Loaned (Cost $137,610)		137,610

Total Short-Term Investments (Cost $429,850)		429,860

Total Investments — 100.7% (Cost $24,482,064)		41,072,945
Liabilities in Excess of Other Assets — (0.7)%		(267,851)

NET ASSETS — 100.0%		40,805,094

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $134,368.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.2%

Aerospace & Defense — 2.8%

Boeing Co. (The) *	182	36,580

Raytheon Technologies Corp.	592	50,930

		87,510

Air Freight & Logistics — 1.5%

FedEx Corp.	185	47,848

Airlines — 1.1%

Delta Air Lines, Inc. *	429	16,746

Southwest Airlines Co. *	392	16,776

		33,522

Auto Components — 0.8%

Lear Corp.	130	23,710

Automobiles — 2.2%

General Motors Co. *	1,150	67,402

Banks — 12.8%

Bank of America Corp.	2,724	121,170

Citigroup, Inc.	517	31,205

People’s United Financial, Inc.	3,419	60,927

Truist Financial Corp.	1,073	62,824

Wells Fargo & Co.	2,495	119,710

		395,836

Beverages — 2.1%

Coca-Cola Co. (The)	1,088	64,415

Biotechnology — 7.1%

AbbVie, Inc.	415	56,191

Biogen, Inc. *	66	15,883

BioMarin Pharmaceutical, Inc. *	106	9,330

Neurocrine Biosciences, Inc. * (a)	207	17,647

Regeneron Pharmaceuticals, Inc. *	99	62,331

Vertex Pharmaceuticals, Inc. *	275	60,456

		221,838

Capital Markets — 4.2%

Intercontinental Exchange, Inc.	309	42,262

State Street Corp.	939	87,299

		129,561

Chemicals — 3.9%

Celanese Corp.	229	38,553

Eastman Chemical Co.	264	31,866

FMC Corp.	468	51,417

		121,836

Containers & Packaging — 0.4%

Sealed Air Corp.	186	12,549

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 0.5%

Berkshire Hathaway, Inc., Class B *	53	15,787

Electric Utilities — 1.7%

Edison International	575	39,230

FirstEnergy Corp.	337	14,012

		53,242

Electrical Equipment — 1.0%

Eaton Corp. plc	179	30,917

Entertainment — 2.5%

Activision Blizzard, Inc.	776	51,654

Electronic Arts, Inc.	191	25,246

		76,900

Equity Real Estate Investment Trusts (REITs) — 2.5%

Host Hotels & Resorts, Inc. *	3,128	54,395

Vornado Realty Trust	360	15,061

Weyerhaeuser Co.	194	7,968

		77,424

Food & Staples Retailing — 4.4%

BJ’s Wholesale Club Holdings, Inc. *	308	20,627

Performance Food Group Co. *	214	9,820

US Foods Holding Corp. *	3,075	107,110

		137,557

Food Products — 3.0%

Bunge Ltd.	68	6,320

Lamb Weston Holdings, Inc.	1,396	88,447

		94,767

Health Care Equipment & Supplies — 2.1%

Zimmer Biomet Holdings, Inc. (a)	515	65,464

Health Care Providers & Services — 6.6%

Centene Corp. *	1,366	112,525

Cigna Corp.	254	58,303

McKesson Corp.	143	35,546

		206,374

Hotels, Restaurants & Leisure — 4.7%

Booking Holdings, Inc. *	18	43,666

Royal Caribbean Cruises Ltd. * (a)	1,315	101,100

		144,766

Household Durables — 0.7%

Newell Brands, Inc.	994	21,705

Household Products — 0.2%

Kimberly-Clark Corp.	53	7,632

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	57

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Industrial Conglomerates — 1.0%

Honeywell International, Inc.	147	30,609

Insurance — 4.0%

Allstate Corp. (The)	163	19,189

American International Group, Inc.	877	49,866

Chubb Ltd.	81	15,619

Prudential Financial, Inc.	132	14,288

Travelers Cos., Inc. (The)	173	27,031

		125,993

IT Services — 0.2%

WEX, Inc. *	55	7,767

Machinery — 2.3%

Parker-Hannifin Corp.	169	53,666

Terex Corp.	136	5,982

Timken Co. (The)	168	11,662

		71,310

Media — 1.0%

Comcast Corp., Class A	607	30,535

Metals & Mining — 4.5%

Alcoa Corp.	855	50,940

Freeport-McMoRan, Inc.	1,965	81,995

Rio Tinto plc, ADR (Australia) (a)	119	7,946

		140,881

Multiline Retail — 0.5%

Kohl’s Corp. (a)	344	17,005

Multi-Utilities — 1.0%

CenterPoint Energy, Inc.	1,099	30,665

Oil, Gas & Consumable Fuels — 7.5%

Chevron Corp.	791	92,777

Diamondback Energy, Inc.	287	30,953

Hess Corp.	386	28,546

Occidental Petroleum Corp.	986	28,578

Pioneer Natural Resources Co.	297	54,005

		234,859

Pharmaceuticals — 4.2%

Bristol-Myers Squibb Co.	1,475	91,973

Johnson & Johnson	167	28,500

Organon & Co.	340	10,356

		130,829

Road & Rail — 1.3%

Norfolk Southern Corp.	111	33,165

Union Pacific Corp.	33	8,288

		41,453

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 2.7%

Seagate Technology Holdings plc	740	83,560

Textiles, Apparel & Luxury Goods — 1.2%

Kontoor Brands, Inc.	220	11,295

Tapestry, Inc.	614	24,916

		36,211

Total Common Stocks (Cost $2,622,002)		3,120,239

Short-Term Investments — 1.3%

Investment Companies — 0.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $3,146)	3,145	3,146

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	29,901	29,894

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	7,894	7,894

Total Investment of Cash Collateral from Securities Loaned (Cost $37,788)		37,788

Total Short-Term Investments (Cost $40,934)		40,934

Total Investments — 101.5% (Cost $2,662,936)		3,161,173
Liabilities in Excess of Other Assets — (1.5)%		(48,001)

Net Assets — 100.0%		3,113,172

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $36,685.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.2%

Northrop Grumman Corp.	8	2,969

Auto Components — 0.7%

Lear Corp.	9	1,635

Banks — 9.8%

Bank of America Corp.	144	6,391

Citigroup, Inc.	57	3,451

Citizens Financial Group, Inc.	43	2,021

M&T Bank Corp.	16	2,445

PNC Financial Services Group, Inc. (The)	20	3,987

Wells Fargo & Co.	111	5,342

Western Alliance Bancorp	4	378

		24,015

Beverages — 2.2%

Coca-Cola Co. (The)	91	5,374

Biotechnology — 1.9%

AbbVie, Inc.	22	2,998

Vertex Pharmaceuticals, Inc. *	8	1,764

		4,762

Building Products — 2.1%

Johnson Controls International plc	32	2,578

Trane Technologies plc	13	2,666

		5,244

Capital Markets — 6.2%

BlackRock, Inc.	6	5,708

CME Group, Inc.	6	1,461

Morgan Stanley	53	5,248

T. Rowe Price Group, Inc.	15	2,976

		15,393

Chemicals — 2.3%

Axalta Coating Systems Ltd. *	90	2,994

DuPont de Nemours, Inc.	32	2,571

		5,565

Consumer Finance — 1.7%

Ally Financial, Inc.	32	1,520

Capital One Financial Corp.	7	1,065

Synchrony Financial	33	1,538

		4,123

Containers & Packaging — 0.6%

Berry Global Group, Inc. *	21	1,565

Diversified Financial Services — 1.1%

Berkshire Hathaway, Inc., Class B *	9	2,660

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Telecommunication Services — 2.1%

Verizon Communications, Inc.	98	5,103

Electric Utilities — 4.2%

Exelon Corp.	56	3,245

NextEra Energy, Inc.	76	7,101

		10,346

Electrical Equipment — 2.3%

Eaton Corp. plc	32	5,563

Equity Real Estate Investment Trusts (REITs) — 3.7%

Host Hotels & Resorts, Inc. *	54	946

Prologis, Inc.	43	7,177

Ventas, Inc.	21	1,065

		9,188

Food & Staples Retailing — 0.6%

Sysco Corp.	18	1,448

Food Products — 1.7%

Mondelez International, Inc., Class A	43	2,846

Tyson Foods, Inc., Class A	15	1,345

		4,191

Health Care Equipment & Supplies — 2.3%

Becton Dickinson and Co.	6	1,404

Medtronic plc	41	4,202

		5,606

Health Care Providers & Services — 6.2%

Anthem, Inc.	7	3,470

Centene Corp. *	26	2,119

Cigna Corp.	16	3,690

UnitedHealth Group, Inc.	12	6,124

		15,403

Hotels, Restaurants & Leisure — 1.2%

Expedia Group, Inc. *	7	1,321

Royal Caribbean Cruises Ltd. *	5	417

Travel + Leisure Co.	21	1,188

		2,926

Household Durables — 0.6%

Whirlpool Corp.	7	1,570

Household Products — 1.5%

Procter & Gamble Co. (The)	13	2,184

Spectrum Brands Holdings, Inc.	15	1,487

		3,671

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	59

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 2.6%

Loews Corp.	53	3,035

Travelers Cos., Inc. (The)	21	3,279

		6,314

Interactive Media & Services — 3.0%

Alphabet, Inc., Class C *	2	5,952

Meta Platforms, Inc., Class A *	4	1,342

		7,294

IT Services — 2.0%

Amdocs Ltd.	14	1,070

Fidelity National Information Services, Inc.	14	1,552

Fiserv, Inc. *	8	845

Mastercard, Inc., Class A	4	1,404

		4,871

Life Sciences Tools & Services — 0.7%

Agilent Technologies, Inc.	11	1,833

Machinery — 3.7%

Deere & Co.	4	1,343

Dover Corp.	23	4,090

Parker-Hannifin Corp.	11	3,645

		9,078

Media — 1.4%

Charter Communications, Inc., Class A *	3	1,955

Comcast Corp., Class A	30	1,523

		3,478

Multiline Retail — 0.9%

Target Corp.	10	2,212

Multi-Utilities — 2.2%

CMS Energy Corp.	23	1,509

Dominion Energy, Inc.	35	2,754

WEC Energy Group, Inc.	12	1,126

		5,389

Oil, Gas & Consumable Fuels — 5.6%

Cheniere Energy, Inc.	15	1,500

Chevron Corp.	17	2,004

ConocoPhillips	71	5,141

Coterra Energy, Inc.	84	1,603

EOG Resources, Inc.	34	2,984

Phillips 66	8	569

		13,801

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 4.5%

Bristol-Myers Squibb Co.	82	5,125

Eli Lilly & Co.	11	3,027

Jazz Pharmaceuticals plc *	10	1,335

Merck & Co., Inc.	21	1,587

		11,074

Professional Services — 0.3%

Booz Allen Hamilton Holding Corp.	9	763

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	19	2,024

Road & Rail — 3.4%

CSX Corp.	77	2,905

Norfolk Southern Corp.	18	5,504

		8,409

Semiconductors & Semiconductor Equipment — 3.8%

Analog Devices, Inc.	17	3,034

NXP Semiconductors NV (China)	5	1,153

QUALCOMM, Inc.	9	1,569

Texas Instruments, Inc.	20	3,693

		9,449

Software — 1.5%

Microsoft Corp.	9	2,909

SS&C Technologies Holdings, Inc.	9	771

		3,680

Specialty Retail — 3.9%

AutoZone, Inc. *	2	4,141

Lowe’s Cos., Inc.	7	1,833

O’Reilly Automotive, Inc. *	5	3,677

		9,651

Technology Hardware, Storage & Peripherals — 0.3%

Xerox Holdings Corp.	34	759

Tobacco — 1.0%

Altria Group, Inc.	52	2,472

Total Common Stocks (Cost $188,731)		240,871

Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $5,269)	5,267	5,269

Total Investments — 99.9% (Cost $194,000)		246,140
Other Assets Less Liabilities — 0.1%		312

NET ASSETS — 100.0%		246,452

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	22	03/2022	USD	5,234	100

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	61

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%

Aerospace & Defense — 1.4%

Northrop Grumman Corp.	811	313,743

Automobiles — 2.0%

Rivian Automotive, Inc., Class A * (a)	772	80,051

Tesla, Inc. *	356	375,858

		455,909

Banks — 6.3%

Truist Financial Corp.	8,364	489,729

US Bancorp	7,660	430,253

Wells Fargo & Co.	10,528	505,126

		1,425,108

Beverages — 1.2%

Coca-Cola Co. (The)	4,732	280,166

Biotechnology — 5.1%

AbbVie, Inc.	4,667	631,859

Biogen, Inc. *	670	160,643

Regeneron Pharmaceuticals, Inc. *	565	356,527

		1,149,029

Building Products — 0.7%

Trane Technologies plc	820	165,625

Capital Markets — 4.3%

Ameriprise Financial, Inc.	990	298,640

Morgan Stanley	2,496	244,983

S&P Global, Inc.	879	414,861

		958,484

Chemicals — 2.8%

Eastman Chemical Co.	1,587	191,912

PPG Industries, Inc.	2,548	439,354

		631,266

Construction Materials — 0.4%

Vulcan Materials Co.	471	97,798

Electric Utilities — 3.9%

NextEra Energy, Inc.	6,641	620,007

Xcel Energy, Inc.	3,761	254,608

		874,615

Electrical Equipment — 3.0%

Eaton Corp. plc	3,968	685,774

Equity Real Estate Investment Trusts (REITs) — 3.4%

Prologis, Inc.	4,545	765,183

Health Care Equipment & Supplies — 2.7%

Boston Scientific Corp. *	8,493	360,792

Intuitive Surgical, Inc. *	696	250,203

		610,995

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 1.5%

Centene Corp. *	4,036	332,600

Hotels, Restaurants & Leisure — 4.7%

Marriott International, Inc., Class A *	2,697	445,726

McDonald’s Corp.	1,494	400,369

Yum! Brands, Inc.	1,505	208,958

		1,055,053

Insurance — 0.6%

Progressive Corp. (The)	1,393	142,992

Interactive Media & Services — 7.6%

Alphabet, Inc., Class A *	508	1,472,829

Meta Platforms, Inc., Class A *	349	117,291

Snap, Inc., Class A *	2,502	117,686

		1,707,806

Internet & Direct Marketing Retail — 5.9%

Amazon.com, Inc. *	397	1,322,132

IT Services — 4.9%

Affirm Holdings, Inc. *	579	58,219

FleetCor Technologies, Inc. *	447	99,996

Mastercard, Inc., Class A	2,086	749,641

Shopify, Inc., Class A (Canada) *	136	187,822

		1,095,678

Machinery — 3.0%

Deere & Co.	1,365	468,046

Stanley Black & Decker, Inc.	1,115	210,275

		678,321

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	6,964	434,178

Eli Lilly & Co.	1,524	420,976

		855,154

Professional Services — 0.8%

Leidos Holdings, Inc.	1,906	169,420

Road & Rail — 2.5%

Norfolk Southern Corp.	1,863	554,590

Semiconductors & Semiconductor Equipment — 7.7%

Advanced Micro Devices, Inc. *	3,202	460,727

Analog Devices, Inc.	3,176	558,330

NXP Semiconductors NV (China)	3,163	720,448

		1,739,505

Software — 9.0%

Ceridian HCM Holding, Inc. *	916	95,638

Microsoft Corp.	5,671	1,907,117

		2,002,755

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 3.3%

Lowe’s Cos., Inc.	1,227	317,090

O’Reilly Automotive, Inc. *	265	186,989

Ross Stores, Inc.	2,122	242,471

		746,550

Technology Hardware, Storage & Peripherals — 5.3%

Apple, Inc.	6,707	1,190,924

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	1,759	293,201

Total Common Stocks (Cost $12,546,854)		22,300,376

Short-Term Investments — 1.6%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $305,526)	305,404	305,526

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	55,006	54,995

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	10,209	10,209

Total Investment of Cash Collateral from Securities Loaned (Cost $65,204)		65,204

Total Short-Term Investments (Cost $370,730)		370,730

Total Investments — 100.7% (Cost $12,917,584)		22,671,106
Liabilities in Excess of Other Assets — (0.7)%		(156,541)

NET ASSETS — 100.0%		22,514,565

Percentages indicated are based on net assets.

Abbreviations

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $64,031.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	813	03/2022	USD	193,423	5,467

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	63

JPMorgan U.S. GARP Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 0.5%

Textron, Inc.	86	6,639

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	19	3,987

Automobiles — 3.6%

Rivian Automotive, Inc., Class A * (a)	43	4,452

Tesla, Inc. *	42	44,173

		48,625

Beverages — 2.0%

Coca-Cola Co. (The)	173	10,220

Monster Beverage Corp. *	72	6,934

PepsiCo, Inc.	53	9,189

		26,343

Biotechnology — 3.0%

AbbVie, Inc.	186	25,232

Regeneron Pharmaceuticals, Inc. *	8	5,242

Seagen, Inc. *	17	2,566

Vertex Pharmaceuticals, Inc. *	36	7,928

		40,968

Building Products — 1.3%

Allegion plc	45	5,894

Trane Technologies plc	56	11,333

		17,227

Capital Markets — 0.7%

S&P Global, Inc.	19	8,778

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	39	6,476

Construction & Engineering — 0.2%

Quanta Services, Inc.	21	2,431

Consumer Finance — 0.4%

Capital One Financial Corp.	36	5,194

Electronic Equipment, Instruments & Components — 0.6%

Keysight Technologies, Inc. *	39	8,116

Entertainment — 2.0%

Electronic Arts, Inc.	61	8,006

Netflix, Inc.*	30	18,254

		26,260

Equity Real Estate Investment Trusts (REITs) — 2.1%

Equinix, Inc.	6	4,990

Host Hotels & Resorts, Inc.*	285	4,953

Prologis, Inc.	74	12,510

Sun Communities, Inc.	26	5,354

		27,807

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	12	6,812

Food Products — 0.2%

Hershey Co. (The)	16	3,115

Health Care Equipment & Supplies — 2.3%

Align Technology, Inc. *	17	11,106

Boston Scientific Corp. *	281	11,937

Medtronic plc	75	7,800

		30,843

Health Care Providers & Services — 1.6%

Anthem, Inc.	15	6,999

Humana, Inc.	13	5,984

UnitedHealth Group, Inc.	17	8,336

		21,319

Hotels, Restaurants & Leisure — 3.2%

Airbnb, Inc., Class A *	35	5,757

Booking Holdings, Inc. *	2	5,278

Darden Restaurants, Inc.	34	5,062

Domino’s Pizza, Inc.	9	5,079

Expedia Group, Inc. *	51	9,234

Las Vegas Sands Corp. *	99	3,738

McDonald’s Corp.	32	8,605

		42,753

Household Durables — 1.3%

PulteGroup, Inc.	102	5,813

Toll Brothers, Inc.	154	11,148

		16,961

Insurance — 0.3%

Arch Capital Group Ltd. *	87	3,885

Interactive Media & Services — 9.3%

Alphabet, Inc., Class A *	13	36,792

Alphabet, Inc., Class C *	12	35,881

Meta Platforms, Inc., Class A *	160	53,883

		126,556

Internet & Direct Marketing Retail — 5.9%

Amazon.com, Inc. *	24	79,357

IT Services — 4.7%

Accenture plc, Class A	32	13,307

Mastercard, Inc., Class A	102	36,759

PayPal Holdings, Inc. *	16	3,036

Visa, Inc., Class A	46	10,055

		63,157

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 2.4%

Agilent Technologies, Inc.	74	11,734

Thermo Fisher Scientific, Inc.	22	14,480

Waters Corp. *	14	5,365

		31,579

Machinery — 1.6%

Deere & Co.	18	6,172

Ingersoll Rand, Inc.	102	6,305

Otis Worldwide Corp.	53	4,641

Parker-Hannifin Corp.	16	4,994

		22,112

Media — 0.4%

Charter Communications, Inc., Class A *	8	4,955

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	136	5,666

Steel Dynamics, Inc.	76	4,724

		10,390

Oil, Gas & Consumable Fuels — 0.7%

Cheniere Energy, Inc.	87	8,803

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	15	5,479

Pharmaceuticals — 0.3%

Bristol-Myers Squibb Co.	58	3,635

Road & Rail — 2.4%

CSX Corp.	255	9,599

Lyft, Inc., Class A *	238	10,171

Norfolk Southern Corp.	15	4,495

Old Dominion Freight Line, Inc.	23	8,386

		32,651

Semiconductors & Semiconductor Equipment — 7.1%

Applied Materials, Inc.	31	4,878

Lam Research Corp.	35	24,955

NVIDIA Corp.	84	24,676

NXP Semiconductors NV (China)	59	13,325

Qorvo, Inc. *	22	3,425

QUALCOMM, Inc.	65	11,795

Texas Instruments, Inc.	63	11,892

		94,946

Software — 18.5%

Adobe, Inc. *	22	12,193

Cadence Design Systems, Inc. *	67	12,541

Ceridian HCM Holding, Inc. *	95	9,882

Dropbox, Inc., Class A *	320	7,841

Fortinet, Inc. *	23	8,374

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

HubSpot, Inc. *	3	2,241

Intuit, Inc.	43	27,755

Microsoft Corp.	413	139,001

Palo Alto Networks, Inc. *	25	13,752

PTC, Inc. *	27	3,210

VMware, Inc., Class A	20	2,260

Workday, Inc., Class A *	39	10,627

		249,677

Specialty Retail — 5.4%

Bath & Body Works, Inc.	95	6,595

Best Buy Co., Inc.	58	5,872

Burlington Stores, Inc. *	27	7,987

Lowe’s Cos., Inc.	114	29,545

O’Reilly Automotive, Inc. *	26	18,221

TJX Cos., Inc. (The)	56	4,267

		72,487

Technology Hardware, Storage & Peripherals — 10.4%

Apple, Inc.	720	127,922

Hewlett Packard Enterprise Co.	335	5,281

Seagate Technology Holdings plc	71	8,067

		141,270

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	107	17,751

Tobacco — 0.5%

Philip Morris International, Inc.	68	6,441

Total Common Stocks (Cost $713,220)		1,325,785

Short-Term Investments — 1.5%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $17,033)	17,029	17,035

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $3,659)	3,659	3,659

Total Short-Term Investments (Cost $20,692)		20,694

Total Investments — 100.2% (Cost $733,912)		1,346,479
Liabilities in Excess of Other Assets — (0.2)%		(2,935)

NET ASSETS — 100.0%		1,343,544

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	65

JPMorgan U.S. GARP Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Abbreviations

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $3,562.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	70	03/2022	USD	16,654	513

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Long Positions — 121.7%

Common Stocks — 121.0%

Aerospace & Defense — 1.3%

Howmet Aerospace, Inc.	119	3,775

Northrop Grumman Corp. (a)	31	11,957

Raytheon Technologies Corp.	167	14,376

TransDigm Group, Inc. *	9	5,466

		35,574

Air Freight & Logistics — 0.5%

United Parcel Service, Inc., Class B	65	13,915

Auto Components — 0.3%

Aptiv plc *	16	2,691

Lear Corp.	14	2,573

Magna International, Inc. (Canada)	31	2,506

		7,770

Automobiles — 0.9%

General Motors Co. *	105	6,142

Rivian Automotive, Inc., Class A *	173	17,979

		24,121

Banks — 5.3%

Bank of America Corp. (a)	603	26,849

Fifth Third Bancorp	292	12,735

SVB Financial Group *	44	29,705

Truist Financial Corp.	375	21,946

Wells Fargo & Co. (a)	1,026	49,218

		140,453

Beverages — 1.8%

Coca-Cola Co. (The) (a)	366	21,672

PepsiCo, Inc. (a)	153	26,508

		48,180

Biotechnology — 4.3%

AbbVie, Inc. (a)	325	43,952

Alnylam Pharmaceuticals, Inc. *	15	2,540

Biogen, Inc. * (a)	55	13,091

BioMarin Pharmaceutical, Inc. *	97	8,574

Neurocrine Biosciences, Inc. *	101	8,639

Regeneron Pharmaceuticals, Inc. *	31	19,529

Vertex Pharmaceuticals, Inc. *	75	16,425

		112,750

Building Products — 1.0%

Trane Technologies plc	136	27,407

Capital Markets — 2.7%

Ameriprise Financial, Inc.	9	2,695

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Charles Schwab Corp. (The)	214	17,961

CME Group, Inc.	45	10,360

Intercontinental Exchange, Inc.	79	10,840

Morgan Stanley (a)	248	24,312

S&P Global, Inc.	9	4,452

		70,620

Chemicals — 4.1%

Air Products and Chemicals, Inc.	59	17,861

Celanese Corp.	116	19,544

DuPont de Nemours, Inc.	229	18,508

Eastman Chemical Co.	30	3,648

Linde plc (United Kingdom)	86	29,706

PPG Industries, Inc.	106	18,243

		107,510

Commercial Services & Supplies — 0.1%

Waste Connections, Inc.	19	2,579

Communications Equipment — 0.1%

Juniper Networks, Inc.	40	1,428

Construction Materials — 0.2%

Vulcan Materials Co.	20	4,069

Diversified Financial Services — 0.2%

Voya Financial, Inc.	67	4,449

Electric Utilities — 2.4%

Alliant Energy Corp.	41	2,515

Edison International	185	12,593

FirstEnergy Corp.	340	14,145

NextEra Energy, Inc.	378	35,313

		64,566

Electrical Equipment — 1.1%

Eaton Corp. plc	171	29,479

Electronic Equipment, Instruments & Components — 0.4%

Corning, Inc.	148	5,518

Keysight Technologies, Inc. *	26	5,447

		10,965

Energy Equipment & Services — 0.2%

Baker Hughes Co. (a)	179	4,309

Entertainment — 1.2%

Endeavor Group Holdings, Inc., Class A *	570	19,891

Netflix, Inc. * (a)	18	10,883

		30,774

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	67

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 3.5%

American Homes 4 Rent, Class A	148	6,456

Camden Property Trust	18	3,259

Cousins Properties, Inc.	121	4,876

Equinix, Inc.	15	12,404

Host Hotels & Resorts, Inc. *	210	3,647

Invitation Homes, Inc.	118	5,354

Kimco Realty Corp.	363	8,959

Prologis, Inc.	138	23,208

Sun Communities, Inc.	82	17,193

UDR, Inc.	109	6,511

		91,867

Food & Staples Retailing — 0.5%

Costco Wholesale Corp.	23	13,234

Food Products — 1.0%

Hershey Co. (The)	35	6,675

Mondelez International, Inc., Class A (a)	287	18,998

		25,673

Health Care Equipment & Supplies — 2.3%

Abbott Laboratories	76	10,764

Boston Scientific Corp. * (a)	586	24,901

Intuitive Surgical, Inc. *	31	11,113

Zimmer Biomet Holdings, Inc. (a)	110	14,002

		60,780

Health Care Providers & Services — 3.8%

Centene Corp. *	275	22,643

CVS Health Corp. (a)	111	11,478

Humana, Inc.	8	3,818

UnitedHealth Group, Inc. (a)	127	63,649

		101,588

Hotels, Restaurants & Leisure — 3.3%

Booking Holdings, Inc. *	11	27,220

Domino’s Pizza, Inc.	10	5,686

Expedia Group, Inc. *	14	2,596

Hilton Worldwide Holdings, Inc. *	54	8,450

McDonald’s Corp.	126	33,663

Yum! Brands, Inc.	61	8,436

		86,051

Household Durables — 0.7%

KB Home	90	4,033

Mohawk Industries, Inc. *	16	2,829

Toll Brothers, Inc.	158	11,410

		18,272

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 1.3%

Procter & Gamble Co. (The)	215	35,148

Insurance — 1.5%

Arthur J Gallagher & Co.	64	10,893

Hartford Financial Services Group, Inc. (The) (a)	145	9,994

Progressive Corp. (The)	107	11,021

Prudential Financial, Inc.	65	7,065

Ryan Specialty Group Holdings, Inc., Class A *	11	426

		39,399

Interactive Media & Services — 7.6%

Alphabet, Inc., Class A * (a)	37	108,497

Alphabet, Inc., Class C * (a)	10	28,204

Meta Platforms, Inc., Class A *	112	37,574

Snap, Inc., Class A *	373	17,558

ZoomInfo Technologies, Inc., Class A * (a)	178	11,408

		203,241

Internet & Direct Marketing Retail — 5.7%

Amazon.com, Inc. * (a)	45	149,932

IT Services — 4.7%

Affirm Holdings, Inc. *	26	2,584

International Business Machines Corp.	60	8,013

Mastercard, Inc., Class A (a)	181	64,973

PayPal Holdings, Inc. * (a)	41	7,771

Shopify, Inc., Class A (Canada) *	19	25,727

WEX, Inc. *	113	15,823

		124,891

Life Sciences Tools & Services — 2.5%

Danaher Corp.	22	7,114

PerkinElmer, Inc.	44	8,868

Thermo Fisher Scientific, Inc. (a)	76	50,581

		66,563

Machinery — 5.2%

Deere & Co.	97	33,106

Dover Corp.	154	27,948

Ingersoll Rand, Inc.	653	40,411

Otis Worldwide Corp.	67	5,827

Parker-Hannifin Corp.	4	1,308

Stanley Black & Decker, Inc.	157	29,607

		138,207

Media — 1.7%

Charter Communications, Inc., Class A * (a)	28	18,157

Comcast Corp., Class A (a)	441	22,201

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Media — continued

Liberty Media Corp.-Liberty SiriusXM, Class A *	76	3,876

		44,234

Metals & Mining — 0.5%

Freeport-McMoRan, Inc.	287	11,976

Multiline Retail — 0.7%

Dollar General Corp.	37	8,667

Dollar Tree, Inc. *	64	8,926

		17,593

Multi-Utilities — 1.3%

Ameren Corp.	85	7,540

CenterPoint Energy, Inc.	631	17,604

DTE Energy Co.	21	2,481

Public Service Enterprise Group, Inc.	98	6,558

		34,183

Oil, Gas & Consumable Fuels — 4.4%

Cheniere Energy, Inc.	37	3,791

Chevron Corp.	213	25,038

ConocoPhillips	410	29,610

Coterra Energy, Inc.	326	6,198

Diamondback Energy, Inc.	200	21,580

EOG Resources, Inc.	44	3,886

ONEOK, Inc.	44	2,593

Phillips 66	76	5,518

Pioneer Natural Resources Co. (a)	100	18,241

		116,455

Personal Products — 1.0%

Estee Lauder Cos., Inc. (The), Class A	70	26,032

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co. (a)	357	22,261

Eli Lilly & Co.	143	39,476

		61,737

Professional Services — 1.1%

Booz Allen Hamilton Holding Corp.	110	9,365

IHS Markit Ltd.	41	5,401

Leidos Holdings, Inc.	151	13,389

		28,155

Road & Rail — 4.2%

Canadian National Railway Co. (Canada)	43	5,341

CSX Corp.	205	7,714

Knight-Swift Transportation Holdings, Inc.	64	3,887

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — continued

Lyft, Inc., Class A *	548	23,414

Norfolk Southern Corp. (a)	152	45,172

Old Dominion Freight Line, Inc.	36	13,028

Union Pacific Corp. (a)	48	12,070

		110,626

Semiconductors & Semiconductor Equipment — 8.6%

Advanced Micro Devices, Inc. *	242	34,885

Analog Devices, Inc. (a)	86	15,130

Lam Research Corp.	31	22,609

Microchip Technology, Inc.	15	1,323

NVIDIA Corp. (a)	146	43,032

NXP Semiconductors NV (China)	370	84,242

ON Semiconductor Corp. *	52	3,554

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	10	1,236

Teradyne, Inc.	8	1,358

Texas Instruments, Inc. (a)	127	23,921

		231,290

Software — 10.5%

Ceridian HCM Holding, Inc. *	240	25,043

HashiCorp, Inc., Class A *	45	4,094

Intuit, Inc.	32	20,557

Microsoft Corp.(a)	580	195,031

salesforce.com, Inc. * (a)	24	6,210

Workday, Inc., Class A *	103	28,205

		279,140

Specialty Retail — 4.7%

AutoZone, Inc. * (a)	3	6,652

Best Buy Co., Inc.	25	2,574

Burlington Stores, Inc. *	56	16,304

Home Depot, Inc. (The) (a)	30	12,638

Lowe’s Cos., Inc.	170	43,906

O’Reilly Automotive, Inc. *	60	42,387

		124,461

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc. (a)	843	149,757

Hewlett Packard Enterprise Co.	383	6,042

Seagate Technology Holdings plc	133	15,070

		170,869

Textiles, Apparel & Luxury Goods — 1.3%

NIKE, Inc., Class B	203	33,879

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	69

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	137	15,933

Total Common Stocks (Cost $1,601,517)		3,202,327

Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $18,556)	18,549	18,556

Total Long Positions (Cost $1,620,073)		3,220,883

Short Positions — (21.6)%
Common Stocks — (21.6)%

Aerospace & Defense — (0.4)%

Boeing Co. (The) *	(12)	(2,394)

Hexcel Corp. *	(38)	(1,950)

Huntington Ingalls Industries, Inc.	(34)	(6,300)

L3Harris Technologies, Inc.	(5)	(1,098)

		(11,742)

Air Freight & Logistics — (0.6)%

CH Robinson Worldwide, Inc.	(83)	(8,893)

Expeditors International of Washington, Inc.	(55)	(7,389)

		(16,282)

Auto Components — (0.3)%

BorgWarner, Inc.	(200)	(9,035)

Automobiles — (0.1)%

Ford Motor Co.	(64)	(1,332)

Biotechnology — (0.5)%

Gilead Sciences, Inc.	(31)	(2,215)

Moderna, Inc. *	(39)	(9,816)

		(12,031)

Building Products — (0.1)%

Lennox International, Inc.	(7)	(2,247)

Capital Markets — (0.8)%

Franklin Resources, Inc.	(77)	(2,594)

Goldman Sachs Group, Inc. (The)	(13)	(4,888)

Moody’s Corp.	(10)	(3,737)

MSCI, Inc.	(9)	(5,629)

Northern Trust Corp.	(31)	(3,655)

		(20,503)

Chemicals — (0.2)%

Dow, Inc.	(38)	(2,150)

Ecolab, Inc.	(12)	(2,851)

		(5,001)

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — (0.2)%

Republic Services, Inc.	(34)	(4,753)

Communications Equipment — (0.3)%

Cisco Systems, Inc.	(145)	(9,176)

Consumer Finance — (0.2)%

Discover Financial Services	(55)	(6,401)

Containers & Packaging — (0.9)%

AptarGroup, Inc.	(15)	(1,823)

Ball Corp.	(28)	(2,692)

Crown Holdings, Inc.	(34)	(3,792)

International Paper Co.	(116)	(5,459)

Packaging Corp. of America	(10)	(1,351)

Silgan Holdings, Inc.	(146)	(6,249)

Sonoco Products Co.	(60)	(3,475)

		(24,841)

Diversified Telecommunication Services — (0.8)%

AT&T, Inc.	(333)	(8,197)

Lumen Technologies, Inc.	(509)	(6,389)

Verizon Communications, Inc.	(130)	(6,776)

		(21,362)

Electric Utilities — (1.1)%

American Electric Power Co., Inc.	(93)	(8,231)

Eversource Energy	(74)	(6,763)

Pinnacle West Capital Corp.	(49)	(3,481)

Southern Co. (The)	(141)	(9,642)

		(28,117)

Electrical Equipment — (0.4)%

Acuity Brands, Inc.	(18)	(3,859)

Hubbell, Inc.	(21)	(4,353)

Sensata Technologies Holding plc *	(23)	(1,393)

		(9,605)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(57)	(4,410)

Energy Equipment & Services — (0.2)%

Halliburton Co.	(147)	(3,363)

Schlumberger NV	(86)	(2,578)

		(5,941)

Entertainment — (0.2)%

AMC Entertainment Holdings, Inc., Class A *	(157)	(4,280)

Equity Real Estate Investment Trusts (REITs) — (1.2)%

AvalonBay Communities, Inc.	(12)	(3,023)

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Equity Residential	(48)	(4,378)

Iron Mountain, Inc.	(115)	(6,001)

National Retail Properties, Inc.	(149)	(7,142)

Orion Office REIT, Inc. *	(4)	(74)

Realty Income Corp.	(36)	(2,610)

Simon Property Group, Inc.	(23)	(3,720)

SL Green Realty Corp.	(48)	(3,409)

Welltower, Inc.	(31)	(2,632)

		(32,989)

Food & Staples Retailing — (1.6)%

Kroger Co. (The)	(450)	(20,381)

Walgreens Boots Alliance, Inc.	(249)	(12,979)

Walmart, Inc.	(63)	(9,097)

		(42,457)

Food Products — (0.6)%

Campbell Soup Co.	(132)	(5,716)

Conagra Brands, Inc.	(103)	(3,519)

General Mills, Inc.	(19)	(1,250)

Kellogg Co.	(70)	(4,499)

		(14,984)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(47)	(2,974)

Health Care Equipment & Supplies — (0.6)%

Baxter International, Inc.	(60)	(5,168)

Stryker Corp.	(44)	(11,665)

		(16,833)

Health Care Providers & Services — (0.1)%

Henry Schein, Inc. *	(46)	(3,534)

Hotels, Restaurants & Leisure — (0.4)%

Starbucks Corp.	(86)	(10,075)

Household Products — (0.6)%

Clorox Co. (The)	(68)	(11,851)

Colgate-Palmolive Co.	(48)	(4,097)

		(15,948)

Industrial Conglomerates — (0.8)%

3M Co.	(74)	(13,115)

General Electric Co.	(75)	(7,131)

		(20,246)

Insurance — (0.1)%

Aon plc, Class A	(8)	(2,340)

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — (0.2)%

eBay, Inc.	(83)	(5,551)

IT Services — (0.8)%

Cognizant Technology Solutions Corp., Class A	(50)	(4,450)

DXC Technology Co. *	(37)	(1,183)

Jack Henry & Associates, Inc.	(23)	(3,759)

Paychex, Inc.	(43)	(5,862)

Western Union Co. (The)	(356)	(6,360)

		(21,614)

Life Sciences Tools & Services — (0.2)%

Waters Corp. *	(17)	(6,157)

Machinery — (0.8)%

Caterpillar, Inc.	(31)	(6,364)

Illinois Tool Works, Inc.	(43)	(10,594)

PACCAR, Inc.	(56)	(4,908)

		(21,866)

Media — (0.9)%

Interpublic Group of Cos., Inc. (The)	(197)	(7,381)

Omnicom Group, Inc.	(223)	(16,306)

ViacomCBS, Inc.	(44)	(1,335)

		(25,022)

Multiline Retail — (0.3)%

Kohl’s Corp.	(30)	(1,460)

Macy’s, Inc.	(53)	(1,381)

Target Corp.	(19)	(4,381)

		(7,222)

Multi-Utilities — (0.5)%

CMS Energy Corp.	(39)	(2,535)

Consolidated Edison, Inc.	(89)	(7,593)

Dominion Energy, Inc.	(34)	(2,661)

		(12,789)

Oil, Gas & Consumable Fuels — (1.5)%

Enbridge, Inc. (Canada)	(282)	(11,040)

Exxon Mobil Corp.	(205)	(12,572)

Hess Corp.	(87)	(6,467)

HollyFrontier Corp.	(53)	(1,747)

Kinder Morgan, Inc.	(66)	(1,043)

Marathon Oil Corp.	(357)	(5,858)

		(38,727)

Pharmaceuticals — (0.3)%

Merck & Co., Inc.	(60)	(4,636)

Pfizer, Inc.	(47)	(2,755)

		(7,391)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	71

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Professional Services — (0.2)%

TransUnion	(38)	(4,490)

Road & Rail — (0.3)%

Canadian Pacific Railway Ltd. (Canada)	(18)	(1,280)

JB Hunt Transport Services, Inc.	(6)	(1,178)

Werner Enterprises, Inc.	(104)	(4,947)

		(7,405)

Semiconductors & Semiconductor Equipment — (0.8)%

Broadcom, Inc.	(12)	(7,845)

Intel Corp.	(106)	(5,434)

QUALCOMM, Inc.	(45)	(8,203)

		(21,482)

Software — (0.6)%

Citrix Systems, Inc.	(25)	(2,335)

Oracle Corp.	(66)	(5,732)

Palantir Technologies, Inc., Class A *	(57)	(1,034)

Splunk, Inc. *	(35)	(4,002)

VMware, Inc., Class A	(21)	(2,407)

		(15,510)

Specialty Retail — 0.0% (d)

CarMax, Inc. *	(10)	(1,255)

Technology Hardware, Storage & Peripherals — (0.3)%

NetApp, Inc.	(53)	(4,855)

Xerox Holdings Corp.	(84)	(1,905)

		(6,760)

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 0.0% (d)

VF Corp.	(17)	(1,276)

Trading Companies & Distributors — (0.2)%

Fastenal Co.	(91)	(5,821)

Water Utilities — (0.1)%

Essential Utilities, Inc.	(51)	(2,733)

Total Common Stocks (Proceeds $(553,216))		(572,510)

Total Short Positions (Proceeds $(553,216))		(572,510)

Total Investments — 100.1% (Cost $1,066,857)		2,648,373
Liabilities in Excess of Other Assets — (0.1)%		(2,571)

NET ASSETS — 100.0%		2,645,802

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $787,357.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	52	20,091

Raytheon Technologies Corp.	325	27,927

		48,018

Air Freight & Logistics — 1.1%

FedEx Corp.	79	20,366

United Parcel Service, Inc., Class B	212	45,434

		65,800

Airlines — 0.2%

Southwest Airlines Co. *	291	12,449

Auto Components — 0.3%

Aptiv plc *	37	6,029

Magna International, Inc. (Canada)	131	10,600

		16,629

Automobiles — 2.4%

General Motors Co. *	235	13,773

Rivian Automotive, Inc., Class A *	44	4,539

Tesla, Inc. *	117	123,381

		141,693

Banks — 3.8%

Bank of America Corp.	697	31,004

Citigroup, Inc.	554	33,482

Fifth Third Bancorp	324	14,115

Regions Financial Corp.	785	17,103

SVB Financial Group *	15	9,898

Truist Financial Corp.	365	21,365

US Bancorp	643	36,126

Wells Fargo & Co.	1,323	63,484

		226,577

Beverages — 1.2%

Coca-Cola Co. (The)	894	52,910

Constellation Brands, Inc., Class A	85	21,212

		74,122

Biotechnology — 2.3%

AbbVie, Inc.	510	69,070

Biogen, Inc. *	46	11,111

BioMarin Pharmaceutical, Inc. *	35	3,057

Moderna, Inc. *	22	5,588

Neurocrine Biosciences, Inc. *	35	2,998

Regeneron Pharmaceuticals, Inc. *	40	25,463

Vertex Pharmaceuticals, Inc. *	106	23,248

		140,535

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	228	18,563

Masco Corp.	187	13,127

Trane Technologies plc	198	39,945

		71,635

Capital Markets — 3.2%

Goldman Sachs Group, Inc. (The)	81	30,943

Intercontinental Exchange, Inc.	136	18,666

Morgan Stanley	277	27,167

S&P Global, Inc.	109	51,375

State Street Corp.	370	34,374

T. Rowe Price Group, Inc.	153	30,113

		192,638

Chemicals — 1.9%

Air Products and Chemicals, Inc.	29	8,856

Celanese Corp.	51	8,527

DuPont de Nemours, Inc.	224	18,089

Eastman Chemical Co.	235	28,372

Linde plc (United Kingdom)	55	18,993

PPG Industries, Inc.	179	30,916

		113,753

Commercial Services & Supplies — 0.1%

Cintas Corp.	15	6,741

Communications Equipment — 0.1%

Motorola Solutions, Inc.	21	5,660

Consumer Finance — 0.3%

Capital One Financial Corp.	123	17,910

Containers & Packaging — 0.3%

Avery Dennison Corp.	49	10,612

Westrock Co.	154	6,840

		17,452

Diversified Financial Services — 1.4%

Berkshire Hathaway, Inc., Class B *	266	79,480

Voya Financial, Inc.	72	4,755

		84,235

Diversified Telecommunication Services — 0.3%

Verizon Communications, Inc.	348	18,095

Electric Utilities — 1.9%

Edison International	166	11,357

Evergy, Inc.	205	14,044

Exelon Corp.	209	12,095

FirstEnergy Corp.	510	21,228

NextEra Energy, Inc.	588	54,859

		113,583

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	73

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 0.6%

Eaton Corp. plc	209	36,084

Entertainment — 0.9%

Netflix, Inc. *	74	44,862

Walt Disney Co. (The) *	72	11,128

		55,990

Equity Real Estate Investment Trusts (REITs) — 2.6%

Camden Property Trust	103	18,403

Equinix, Inc.	22	18,866

Equity LifeStyle Properties, Inc.	138	12,054

Host Hotels & Resorts, Inc. *	284	4,939

Kimco Realty Corp.	382	9,416

Prologis, Inc.	268	45,108

SBA Communications Corp.	29	11,243

Sun Communities, Inc.	74	15,512

UDR, Inc.	43	2,556

Ventas, Inc.	295	15,063

		153,160

Food Products — 0.5%

Mondelez International, Inc., Class A	451	29,911

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	291	40,933

ABIOMED, Inc. *	6	2,323

Baxter International, Inc.	88	7,571

Becton Dickinson and Co.	63	15,816

Boston Scientific Corp. *	509	21,642

Dexcom, Inc. *	14	7,292

Intuitive Surgical, Inc. *	29	10,474

Medtronic plc	365	37,806

Zimmer Biomet Holdings, Inc.	178	22,629

		166,486

Health Care Providers & Services — 2.9%

Anthem, Inc.	90	41,606

Centene Corp. *	313	25,790

Humana, Inc.	26	12,014

McKesson Corp.	29	7,258

UnitedHealth Group, Inc.	171	85,821

		172,489

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. *	10	24,031

Hilton Worldwide Holdings, Inc. *	110	17,167

McDonald’s Corp.	213	57,153

Royal Caribbean Cruises Ltd. *	32	2,448

		100,799

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.6%

DR Horton, Inc.	20	2,189

Lennar Corp., Class A	239	27,718

Toll Brothers, Inc.	115	8,289

		38,196

Household Products — 1.5%

Kimberly-Clark Corp.	130	18,633

Procter & Gamble Co. (The)	445	72,852

		91,485

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	100	20,941

Insurance — 1.8%

Chubb Ltd.	146	28,207

Hartford Financial Services Group, Inc. (The)	350	24,141

Progressive Corp. (The)	389	39,958

Prudential Financial, Inc.	111	12,034

Travelers Cos., Inc. (The)	36	5,639

		109,979

Interactive Media & Services — 7.0%

Alphabet, Inc., Class A *	57	163,907

Alphabet, Inc., Class C *	43	124,647

Meta Platforms, Inc., Class A *	355	119,277

ZoomInfo Technologies, Inc., Class A*	142	9,129

		416,960

Internet & Direct Marketing Retail — 4.0%

Amazon.com, Inc. *	71	236,585

IT Services — 4.7%

Accenture plc, Class A	165	68,575

FleetCor Technologies, Inc. *	66	14,679

International Business Machines Corp.	220	29,392

Mastercard, Inc., Class A	232	83,540

PayPal Holdings, Inc. *	62	11,746

Shopify, Inc., Class A (Canada)*	6	7,989

Visa, Inc., Class A	304	65,946

		281,867

Life Sciences Tools & Services — 1.7%

Danaher Corp.	57	18,721

Illumina, Inc. *	21	8,049

PerkinElmer, Inc.	22	4,504

Thermo Fisher Scientific, Inc.	105	69,980

		101,254

Machinery — 2.4%

Deere & Co.	142	48,686

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Ingersoll Rand, Inc.	163	10,094

Otis Worldwide Corp.	362	31,493

Parker-Hannifin Corp.	68	21,624

Stanley Black & Decker, Inc.	174	32,811

		144,708

Media — 1.1%

Charter Communications, Inc., Class A *	32	21,186

Comcast Corp., Class A	856	43,063

Fox Corp., Class A	34	1,258

		65,507

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	180	7,500

Multiline Retail — 0.7%

Dollar General Corp.	22	5,193

Dollar Tree, Inc. *	49	6,851

Target Corp.	117	26,970

		39,014

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	832	23,218

DTE Energy Co.	98	11,763

		34,981

Oil, Gas & Consumable Fuels — 2.7%

Cheniere Energy, Inc.	70	7,049

Chevron Corp.	303	35,590

ConocoPhillips	599	43,205

Coterra Energy, Inc.	69	1,310

Diamondback Energy, Inc.	226	24,389

EOG Resources, Inc.	161	14,262

Phillips 66	29	2,137

Pioneer Natural Resources Co.	150	27,232

Williams Cos., Inc. (The)	171	4,443

		159,617

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	57	21,212

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	779	48,543

Eli Lilly & Co.	207	57,278

Johnson & Johnson	345	59,035

Merck & Co., Inc.	296	22,661

Pfizer, Inc.	328	19,396

		206,913

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	80	6,813

Leidos Holdings, Inc.	169	15,024

		21,837

Road & Rail — 1.0%

Lyft, Inc., Class A *	156	6,675

Norfolk Southern Corp.	110	32,851

Union Pacific Corp.	86	21,644

		61,170

Semiconductors & Semiconductor Equipment — 7.1%

Advanced Micro Devices, Inc. *	343	49,417

Analog Devices, Inc.	222	38,960

Applied Materials, Inc.	288	45,282

Intel Corp.	87	4,478

KLA Corp.	22	9,419

Lam Research Corp.	71	51,040

Microchip Technology, Inc.	139	12,071

Micron Technology, Inc.	65	6,023

NVIDIA Corp.	329	96,697

NXP Semiconductors NV (China)	155	35,389

QUALCOMM, Inc.	103	18,864

Texas Instruments, Inc.	290	54,710

		422,350

Software — 9.2%

Ceridian HCM Holding, Inc. *	26	2,747

Fortinet, Inc. *	21	7,394

Intuit, Inc.	89	57,281

Microsoft Corp.	1,265	425,449

Oracle Corp.	241	21,024

salesforce.com, Inc. *	88	22,246

Workday, Inc., Class A *	74	20,098

		556,239

Specialty Retail — 3.5%

AutoZone, Inc. *	5	11,430

Best Buy Co., Inc.	216	21,979

Home Depot, Inc. (The)	105	43,727

Lowe’s Cos., Inc.	255	65,944

O’Reilly Automotive, Inc. *	59	41,795

TJX Cos., Inc. (The)	309	23,491

		208,366

Technology Hardware, Storage & Peripherals — 7.3%

Apple, Inc.	2,322	412,377

Seagate Technology Holdings plc	279	31,547

		443,924

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	75

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	276	45,926

Tobacco — 0.9%

Altria Group, Inc.	532	25,209

Philip Morris International, Inc.	318	30,199

		55,408

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc.*	290	33,606

Total Common Stocks (Cost $3,007,759)		5,907,989

Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $73,488)	73,464	73,494

Total Investments — 100.0% (Cost $3,081,247)		5,981,483
Other Assets Less Liabilities — 0.0% (c)		329

NET ASSETS — 100.0%		5,981,812

Percentages indicated are based on net assets.

Abbreviations

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	288	03/2022	USD	68,519	1,105

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Sustainable Leaders Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%

Auto Components — 1.8%

Aptiv plc *	22	3,606

Automobiles — 0.4%

Rivian Automotive, Inc., Class A * (a)	7	723

Banks — 5.9%

Bank of America Corp.	128	5,709

Citigroup, Inc.	44	2,657

Fifth Third Bancorp	35	1,536

SVB Financial Group *	2	1,682

		11,584

Biotechnology — 1.0%

Amgen, Inc.	9	1,939

Building Products — 2.7%

Trane Technologies plc	21	4,228

Trex Co., Inc. *	9	1,187

		5,415

Capital Markets — 3.7%

Morgan Stanley	26	2,503

S&P Global, Inc.	5	2,289

State Street Corp.	27	2,544

		7,336

Containers & Packaging — 1.5%

Ball Corp.	31	2,959

Diversified Financial Services — 1.6%

Voya Financial, Inc.	49	3,237

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	56	2,928

Electric Utilities — 2.5%

NextEra Energy, Inc.	42	3,896

Xcel Energy, Inc.	14	967

		4,863

Electrical Equipment — 2.4%

Eaton Corp. plc	28	4,842

Electronic Equipment, Instruments & Components — 0.6%

Itron, Inc. *	19	1,277

Entertainment — 1.9%

Walt Disney Co. (The) *	25	3,840

Equity Real Estate Investment Trusts (REITs) — 4.2%

American Tower Corp.	7	1,971

Boston Properties, Inc.	15	1,773

Equinix, Inc.	2	2,072

Prologis, Inc.	15	2,536

		8,352

Food & Staples Retailing — 2.7%

Costco Wholesale Corp.	10	5,393

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 0.4%

General Mills, Inc.	13	891

Health Care Equipment & Supplies — 1.9%

Boston Scientific Corp. *	54	2,278

Hologic, Inc. *	21	1,578

		3,856

Health Care Providers & Services — 1.9%

UnitedHealth Group, Inc.	8	3,861

Insurance — 1.8%

MetLife, Inc.	24	1,507

Progressive Corp. (The)	21	2,151

		3,658

Interactive Media & Services — 3.2%

Alphabet, Inc., Class A *	2	6,373

Internet & Direct Marketing Retail — 0.7%

Etsy, Inc. *	6	1,344

IT Services — 4.8%

Accenture plc, Class A	4	1,849

Affirm Holdings, Inc. *	4	395

Mastercard, Inc., Class A	18	6,368

Shopify, Inc., Class A (Canada) *	1	826

		9,438

Life Sciences Tools & Services — 6.5%

Agilent Technologies, Inc.	17	2,776

Illumina, Inc. *	3	1,065

IQVIA Holdings, Inc. *	15	4,226

Thermo Fisher Scientific, Inc.	7	4,658

		12,725

Machinery — 4.9%

Deere & Co.	11	3,741

Ingersoll Rand, Inc.	69	4,246

Xylem, Inc.	14	1,652

		9,639

Multiline Retail — 1.0%

Target Corp.	9	2,061

Personal Products — 1.3%

Estee Lauder Cos., Inc. (The), Class A	7	2,625

Pharmaceuticals — 3.6%

Bristol-Myers Squibb Co.	56	3,479

Merck & Co., Inc.	49	3,746

		7,225

Road & Rail — 1.1%

Norfolk Southern Corp.	8	2,272

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	77

JPMorgan U.S. Sustainable Leaders Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 6.8%

Lam Research Corp.	5	3,262

NVIDIA Corp.	10	3,032

NXP Semiconductors NV (China)	13	3,057

SolarEdge Technologies, Inc. *	4	1,117

Texas Instruments, Inc.	15	2,744

		13,212

Software — 12.9%

Adobe, Inc. *	1	641

Autodesk, Inc. *	4	1,130

Cadence Design Systems, Inc. *	13	2,380

Ceridian HCM Holding, Inc. *	20	2,057

Intuit, Inc.	5	3,274

Microsoft Corp.	47	15,877

		25,359

Specialty Retail — 4.8%

Best Buy Co., Inc.	23	2,336

Home Depot, Inc. (The)	13	5,390

TJX Cos., Inc. (The)	24	1,840

		9,566

Technology Hardware, Storage & Peripherals — 5.0%

Apple, Inc.	56	9,956

Textiles, Apparel & Luxury Goods — 1.1%

VF Corp.	29	2,116

Total Common Stocks (Cost $153,421)		194,471

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $2,574)	2,573	2,574

Investment of Cash Collateral from Securities Loaned — 0.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) ( c) (Cost $544)	544	544

Total Short-Term Investments (Cost $3,118)		3,118

Total Investments — 99.7% (Cost $156,539)		197,589
Other Assets Less Liabilities — 0.3%		513

NET ASSETS — 100.0%		198,102

Percentages indicated are based on net assets.

Abbreviations

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $532.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	14	03/2022	USD	2,899	34

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan U.S. Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 4.0%

General Dynamics Corp.	141	29,329

Northrop Grumman Corp.	65	25,245

Raytheon Technologies Corp.	369	31,723

		86,297

Air Freight & Logistics — 1.0%

United Parcel Service, Inc., Class B	96	20,577

Airlines — 0.8%

Southwest Airlines Co. *	390	16,706

Banks — 10.8%

Bank of America Corp.	1,025	45,606

Citigroup, Inc.	605	36,506

Citizens Financial Group, Inc.	201	9,501

M&T Bank Corp.	79	12,197

PNC Financial Services Group, Inc. (The)	144	28,815

Truist Financial Corp.	541	31,689

US Bancorp	264	14,813

Wells Fargo & Co.	1,102	52,857

		231,984

Beverages — 0.5%

PepsiCo, Inc.	65	11,371

Biotechnology — 2.3%

AbbVie, Inc.	180	24,322

Amgen, Inc.	46	10,397

Biogen, Inc. *	13	3,001

Vertex Pharmaceuticals, Inc. *	55	12,056

		49,776

Building Products — 0.7%

Trane Technologies plc	70	14,138

Capital Markets — 8.5%

BlackRock, Inc.	55	50,240

Charles Schwab Corp. (The)	284	23,921

Goldman Sachs Group, Inc. (The)	64	24,668

Morgan Stanley	415	40,752

S&P Global, Inc.	34	15,810

T. Rowe Price Group, Inc.	137	27,031

		182,422

Chemicals — 3.1%

Air Products and Chemicals, Inc.	89	26,942

Axalta Coating Systems Ltd. *	977	32,365

DuPont de Nemours, Inc.	82	6,648

		65,955

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.6%

Republic Services, Inc.	99	13,765

Construction Materials — 1.1%

Vulcan Materials Co.	112	23,350

Consumer Finance — 2.1%

American Express Co.	138	22,573

Capital One Financial Corp.	154	22,292

		44,865

Containers & Packaging — 0.3%

Ball Corp.	65	6,258

Diversified Financial Services — 2.0%

Berkshire Hathaway, Inc., Class B *	142	42,547

Electric Utilities — 1.7%

Entergy Corp.	60	6,709

NextEra Energy, Inc.	214	20,000

Xcel Energy, Inc.	158	10,718

		37,427

Electrical Equipment — 1.2%

Eaton Corp. plc	155	26,705

Entertainment — 0.6%

Walt Disney Co. (The) *	81	12,578

Equity Real Estate Investment Trusts (REITs) — 1.6%

AvalonBay Communities, Inc.	33	8,375

Host Hotels & Resorts, Inc. *	694	12,060

Ventas, Inc.	175	8,925

Vornado Realty Trust	110	4,619

		33,979

Food & Staples Retailing — 1.0%

Walmart, Inc.	156	22,579

Food Products — 0.8%

Mondelez International, Inc., Class A	264	17,503

Health Care Equipment & Supplies — 3.1%

Becton Dickinson and Co.	85	21,322

Boston Scientific Corp. *	127	5,399

Medtronic plc	247	25,567

Zimmer Biomet Holdings, Inc.	122	15,499

		67,787

Health Care Providers & Services — 4.8%

Anthem, Inc.	30	13,785

Cigna Corp.	109	25,086

Humana, Inc.	34	15,757

UnitedHealth Group, Inc.	99	49,807

		104,435

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	79

JPMorgan U.S. Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 1.7%

Booking Holdings, Inc. *	7	16,168

McDonald’s Corp.	76	20,325

		36,493

Household Durables — 0.4%

Newell Brands, Inc.	359	7,832

Household Products — 1.1%

Procter & Gamble Co. (The)	151	24,620

Insurance — 3.9%

Chubb Ltd.	108	20,833

Hartford Financial Services Group, Inc. (The)	284	19,582

Loews Corp.	151	8,728

Marsh & McLennan Cos., Inc.	58	10,020

MetLife, Inc.	245	15,310

Prudential Financial, Inc.	87	9,415

		83,888

Interactive Media & Services — 1.7%

Alphabet, Inc., Class C *	13	36,508

IT Services — 1.0%

Fidelity National Information Services, Inc.	90	9,862

International Business Machines Corp.	93	12,447

		22,309

Machinery — 3.5%

Dover Corp.	193	35,021

Parker-Hannifin Corp.	106	33,716

Stanley Black & Decker, Inc.	31	5,931

		74,668

Media — 1.6%

Comcast Corp., Class A	683	34,362

Multiline Retail — 0.9%

Dollar General Corp.	80	18,843

Multi-Utilities — 1.4%

CMS Energy Corp.	348	22,638

Public Service Enterprise Group, Inc.	106	7,092

		29,730

Oil, Gas & Consumable Fuels — 5.5%

Chevron Corp.	260	30,513

ConocoPhillips	713	51,498

EOG Resources, Inc.	326	28,960

Valero Energy Corp.	112	8,421

		119,392

Pharmaceuticals — 5.3%

Bristol-Myers Squibb Co.	613	38,229

Eli Lilly & Co.	91	25,151

Johnson & Johnson	169	28,865

Merck & Co., Inc.	93	7,135

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — continued

Pfizer, Inc.	256	15,100

		114,480

Road & Rail — 1.1%

CSX Corp.	640	24,053

Semiconductors & Semiconductor Equipment — 4.9%

Analog Devices, Inc.	196	34,502

Lam Research Corp.	13	9,220

NXP Semiconductors NV (China)	116	26,516

Texas Instruments, Inc.	192	36,105

		106,343

Software — 1.6%

Microsoft Corp.	102	34,414

Specialty Retail — 5.8%

AutoZone, Inc. *	12	26,201

Gap, Inc. (The)	442	7,800

Home Depot, Inc. (The)	71	29,616

Lowe’s Cos., Inc.	98	25,354

O’Reilly Automotive, Inc. *	15	10,876

TJX Cos., Inc. (The)	330	25,043

		124,890

Technology Hardware, Storage & Peripherals — 0.6%

Apple, Inc.	70	12,467

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	160	26,690

Tobacco — 1.2%

Philip Morris International, Inc.	281	26,709

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	119	13,790

Total Common Stocks (Cost $1,479,194)		2,105,485

Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $66,004)	65,978	66,004

Total Investments — 100.7% (Cost $1,545,198)		2,171,489
Liabilities in Excess of Other Assets — (0.7)%		(14,709)

NET ASSETS — 100.0%		2,156,780

Percentages indicated are based on net assets.

Abbreviations

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$140,479		$50,133,261		$2,100,783		$18,974,713
Investments in affiliates, at value	3,975		1,034,986		7,184		1,296,982
Options purchased, at value	—		—		—		354,537
Cash	—	(a)	8		34,762		—
Deposits at broker for futures contracts	—		—		—		90,446
Receivables:
Investment securities sold	—		—		35,586		1,521,847
Fund shares sold	5		30,340		4,157		66,266
Interest from non-affiliates	—		—		7,533		—
Dividends from non-affiliates	68		75,664		2,188		15,225
Dividends from affiliates	—	(a)	2		—	(a)	2
Securities lending income (See Note 2.C.)	—		—	(a)	—		—
Variation margin on futures contracts	—		—		709		—
Other assets	—		—		84		—

Total Assets	144,527		51,274,261		2,192,986		22,320,018

LIABILITIES:
Payables:
Distributions	—		—	(a)	489		—
Investment securities purchased	—		—		42,999		2,389,608
Fund shares redeemed	19		135,776		6,215		14,335
Variation margin on futures contracts	—		—		—		5,683
Outstanding options written, at fair value	—		—		—		344,763
Accrued liabilities:
Investment advisory fees	53		16,867		413		4,095
Administration fees	5		1,365		124		1,035
Distribution fees	5		2,071		371		730
Service fees	22		5,688		405		3,719
Custodian and accounting fees	11		517		20		223
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	4		—
Other	74		951		1		19

Total Liabilities	189		163,235		51,041		2,764,210

Net Assets	$144,338		$51,111,026		$2,141,945		$19,555,808

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$89,018	$34,147,475	$2,033,006	$15,670,227
Total distributable earnings (loss)	55,320	16,963,551	108,939	3,885,581

Total Net Assets	$144,338	$51,111,026	$2,141,945	$19,555,808

Net Assets:
Class A	$11,819	$5,069,630	$516,483	$1,913,441
Class C	4,742	1,484,655	454,267	515,143
Class I	91,261	19,638,384	1,115,036	15,257,745
Class R2	—	76,797	—	—
Class R3	—	262,607	—	—
Class R4	—	228,730	—	—
Class R5	—	1,640,250	76	6,393
Class R6	36,516	22,709,973	56,083	1,863,086

Total	$144,338	$51,111,026	$2,141,945	$19,555,808

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	347	216,609	32,371	71,197
Class C	149	64,862	28,471	19,299
Class I	2,615	823,214	69,869	565,894
Class R2	—	3,298	—	—
Class R3	—	11,230	—	—
Class R4	—	9,595	—	—
Class R5	—	68,700	5	237
Class R6	1,053	951,998	3,515	68,941
Net Asset Value (a):
Class A — Redemption price per share	$34.05	$23.40	$15.96	$26.88
Class C — Offering price per share (b)	31.91	22.89	15.96	26.69
Class I — Offering and redemption price per share	34.90	23.86	15.96	26.96
Class R2 — Offering and redemption price per share	—	23.28	—	—
Class R3 — Offering and redemption price per share	—	23.39	—	—
Class R4 — Offering and redemption price per share	—	23.84	—	—
Class R5 — Offering and redemption price per share	—	23.88	15.96	27.01
Class R6 — Offering and redemption price per share	34.67	23.86	15.96	27.02
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.94	$24.70	$16.84	$28.37

Cost of investments in non-affiliates	$84,749	$33,181,428	$1,909,394	$11,725,472
Cost of investments in affiliates	3,975	1,035,032	7,184	1,296,982
Cost of options purchased	—	—	—	347,125
Premiums received from options written	—	—	—	342,970

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$3,915,780		$2,336,570		$40,643,085		$3,120,239
Investments in affiliates, at value	143,550		16,682		292,250		3,146
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		—		137,610		37,788
Options purchased, at value	10,351		15,607		—		—
Cash	809		419		24		85
Foreign currency, at value	2		1		—		—
Deposits at broker for futures contracts	1,005		752		—		—
Deferred offering costs (See Note 2.J.)	18		18		—		—
Receivables:
Investment securities sold	3,180		2,358		—		—
Fund shares sold	14,760		8,647		22,832		1,416
Dividends from non-affiliates	2,802		1,709		5,979		2,408
Dividends from affiliates	—	(a)	—	(a)	1		—	(a)
Securities lending income (See Note 2.C.)	—		—		21		2
Other assets	391		635		—		95

Total Assets	4,092,648		2,383,398		41,101,802		3,165,179

LIABILITIES:
Payables:
Investment securities purchased	117,841		3,055		—		—
Collateral received on securities loaned (See Note 2.C.)	—		—		137,610		37,788
Fund shares redeemed	13,471		2,337		137,855		12,659
Variation margin on futures contracts	73		49		—		—
Outstanding options written, at fair value	66,207		59,391		—		—
Accrued liabilities:
Investment advisory fees	745		455		14,261		934
Administration fees	225		141		456		130
Distribution fees	154		64		1,767		88
Service fees	661		374		3,966		301
Custodian and accounting fees	41		25		440		27
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	2		427		353		80

Total Liabilities	199,420		66,318		296,708		52,007

Net Assets	$3,893,228		$2,317,080		$40,805,094		$3,113,172

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$3,683,067	$2,204,171	$23,647,490	$2,627,814
Total distributable earnings (loss)	210,161	112,909	17,157,604	485,358

Total Net Assets	$3,893,228	$2,317,080	$40,805,094	$3,113,172

Net Assets:
Class A	$233,103	$94,246	$5,267,927	$212,700
Class C	180,578	78,261	829,593	62,881
Class I	2,970,051	1,730,595	11,651,360	1,262,516
Class R2	—	—	137,088	11,922
Class R3	—	—	294,369	6,182
Class R4	—	—	245,696	191
Class R5	582	20	931,637	24,769
Class R6	508,914	413,958	21,447,424	1,532,011

Total	$3,893,228	$2,317,080	$40,805,094	$3,113,172

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	13,652	5,582	87,270	11,012
Class C	10,591	4,643	20,388	3,424
Class I	173,771	102,347	188,135	66,722
Class R2	—	—	2,412	623
Class R3	—	—	4,841	328
Class R4	—	—	3,975	10
Class R5	34	1	14,544	1,293
Class R6	29,750	24,462	330,764	80,611
Net Asset Value (a):
Class A — Redemption price per share	$17.07	$16.88	$60.36	$19.32
Class C — Offering price per share (b)	17.05	16.85	40.69	18.37
Class I — Offering and redemption price per share	17.09	16.91	61.93	18.92
Class R2 — Offering and redemption price per share	—	—	56.84	19.12
Class R3 — Offering and redemption price per share	—	—	60.81	18.88
Class R4 — Offering and redemption price per share	—	—	61.80	19.34
Class R5 — Offering and redemption price per share	17.10	16.92	64.06	19.15
Class R6 — Offering and redemption price per share	17.11	16.92	64.84	19.00
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.02	$17.82	$63.70	$20.39

Cost of investments in non-affiliates	$3,577,277	$2,137,943	$24,052,214	$2,622,002
Cost of investments in affiliates	143,550	16,682	292,240	3,146
Cost of options purchased	64,016	54,814	—	—
Cost of foreign currency	2	1	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	134,368	36,685
Cost of investment of cash collateral (See Note 2.C.)	—	—	137,610	37,788
Premiums received from options written	65,775	58,130	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$240,871		$22,300,376	$1,325,785		$3,202,327
Investments in affiliates, at value	5,269		305,526	17,035		18,556
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		65,204	3,659		—
Cash	4		10	819		4
Deposits at broker for futures contracts	297		7,042	1,005		—
Receivables:
Investment securities sold	—		19,452	584		16,151
Fund shares sold	95		45,147	127		1,135
Dividends from non-affiliates	178		9,099	492		1,668
Dividends from affiliates	—	(a)	1	—	(a)	—	(a)
Securities lending income (See Note 2.C.)	—	(a)	8	—	(a)	—
Other assets	95		—	—		—

Total Assets	246,809		22,751,865	1,349,506		3,239,841

LIABILITIES:
Payables:
Securities sold short, at value	—		—	—		572,510
Dividend expense to non-affiliates on securities sold short	—		—	—		948
Investment securities purchased	—		27,491	1,553		16,118
Interest expense to non-affiliates on securities sold short	—		—	—		276
Collateral received on securities loaned (See Note 2.C.)	—		65,204	3,659		—
Fund shares redeemed	12		133,507	120		2,028
Variation margin on futures contracts	15		466	49		—
Accrued liabilities:
Investment advisory fees	47		7,179	296		1,436
Administration fees	6		903	59		141
Distribution fees	20		830	68		102
Service fees	24		1,292	91		269
Custodian and accounting fees	13		258	19		51
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—		—
Other	220		169	48		160

Total Liabilities	357		237,300	5,962		594,039

Net Assets	$246,452		$22,514,565	$1,343,544		$2,645,802

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$190,358	$12,408,226	$709,575	$1,000,711
Total distributable earnings (loss)	56,094	10,106,339	633,969	1,645,091

Total Net Assets	$246,452	$22,514,565	$1,343,544	$2,645,802

Net Assets:
Class A	$60,402	$1,919,539	$130,083	$353,418
Class C	10,260	434,291	31,372	39,493
Class I	124,275	2,089,254	179,611	1,713,370
Class L	—	2,028,197	—	—
Class R2	2,978	283,095	49,184	6,199
Class R3	—	192,664	—	—
Class R4	—	67,096	—	—
Class R5	4,479	1,166,317	149,622	36,903
Class R6	44,058	14,334,112	803,672	496,419

Total	$246,452	$22,514,565	$1,343,544	$2,645,802

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,998	87,332	1,915	15,173
Class C	348	20,740	478	1,970
Class I	4,062	94,662	2,573	71,065
Class L	—	91,686	—	—
Class R2	100	13,051	753	289
Class R3	—	8,808	—	—
Class R4	—	3,046	—	—
Class R5	146	52,703	2,190	1,513
Class R6	1,436	646,054	11,767	20,364
Net Asset Value (a):
Class A — Redemption price per share	$30.23	$21.98	$67.92	$23.29
Class C — Offering price per share (b)	29.50	20.94	65.62	20.05
Class I — Offering and redemption price per share	30.60	22.07	69.80	24.11
Class L — Offering and redemption price per share	—	22.12	—	—
Class R2 — Offering and redemption price per share	29.80	21.69	65.31	21.48
Class R3 — Offering and redemption price per share	—	21.87	—	—
Class R4 — Offering and redemption price per share	—	22.03	—	—
Class R5 — Offering and redemption price per share	30.67	22.13	68.34	24.40
Class R6 — Offering and redemption price per share	30.67	22.19	68.30	24.38
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.91	$23.20	$71.68	$24.58

Cost of investments in non-affiliates	$188,731	$12,546,854	$713,220	$1,601,517
Cost of investments in affiliates	5,269	305,526	17,033	18,556
Investment securities on loan, at value (See Note 2.C.)	—	64,031	3,562	—
Cost of investment of cash collateral (See Note 2.C.)	—	65,204	3,659	—
Proceeds from securities sold short	—	—	—	553,216

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$5,907,989		$194,471		$2,105,485
Investments in affiliates, at value	73,494		2,574		66,004
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		544		—
Cash	2		—	(a)	4
Deposits at broker for futures contracts	3,474		276		—
Receivables:
Investment securities sold	7,914		1,465		—
Fund shares sold	3,153		404		8,327
Dividends from non-affiliates	4,489		128		1,724
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.C.)	—		—	(a)	—
Other assets	—		—		113

Total Assets	6,000,515		199,862		2,181,657

LIABILITIES:
Payables:
Investment securities purchased	7,949		977		22,860
Collateral received on securities loaned (See Note 2.C.)	—		544		—
Fund shares redeemed	9,046		119		720
Variation margin on futures contracts	212		6		—
Accrued liabilities:
Investment advisory fees	993		32		618
Administration fees	208		2		85
Distribution fees	36		10		159
Service fees	77		6		346
Custodian and accounting fees	75		13		21
Trustees’ and Chief Compliance Officer’s fees	—		2		1
Other	107		49		67

Total Liabilities	18,703		1,760		24,877

Net Assets	$5,981,812		$198,102		$2,156,780

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$3,073,239	$157,085	$1,536,875
Total distributable earnings (loss)	2,908,573	41,017	619,905

Total Net Assets	$5,981,812	$198,102	$2,156,780

Net Assets:
Class A	$174,486	$37,610	$616,087
Class C	—	5,257	51,032
Class I	777,828	118,558	1,109,734
Class R2	—	—	3,434
Class R3	—	—	9,769
Class R4	—	—	297
Class R5	—	—	3,660
Class R6	5,029,498	36,677	362,767

Total	$5,981,812	$198,102	$2,156,780

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,821	589	9,145
Class C	—	84	857
Class I	21,210	1,843	15,500
Class R2	—	—	51
Class R3	—	—	137
Class R4	—	—	4
Class R5	—	—	51
Class R6	137,369	570	5,026
Net Asset Value (a):
Class A — Redemption price per share	$36.20	$63.82	$67.37
Class C — Offering price per share (b)	—	62.40	59.55
Class I — Offering and redemption price per share	36.67	64.35	71.60
Class R2 — Offering and redemption price per share	—	—	67.46
Class R3 — Offering and redemption price per share	—	—	71.38
Class R4 — Offering and redemption price per share	—	—	71.62
Class R5 — Offering and redemption price per share	—	—	72.15
Class R6 — Offering and redemption price per share	36.61	64.33	72.18
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.21	$67.36	$71.10

Cost of investments in non-affiliates	$3,007,759	$153,421	$1,479,194
Cost of investments in affiliates	73,488	2,574	66,004
Investment securities on loan, at value (See Note 2.C.)	—	532	—
Cost of investment of cash collateral (See Note 2.C.)	—	544	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	89

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—	(a)	$49,743		$—
Interest income from affiliates	—		—		1		—
Dividend income from non-affiliates	626		561,939		10,692		125,012
Dividend income from affiliates	1		398		12		11
Income from securities lending (net) (See Note 2.C.)	—		—	(a)	—		—

Total investment income	627		562,337		60,448		125,023

EXPENSES:
Investment advisory fees	344		98,054		1,864		23,874
Administration fees	52		8,201		559		6,053
Distribution fees:
Class A	13		6,159		420		2,320
Class C	17		5,614		1,147		1,922
Class R2	—		194		—		—
Class R3	—		358		—		—
Service fees:
Class A	13		6,159		420		2,320
Class C	6		1,871		382		641
Class I	109		23,726		997		18,695
Class R2	—		97		—		—
Class R3	—		358		—		—
Class R4	—		303		—		—
Class R5	—		827		—	(a)	3
Custodian and accounting fees	12		699		30		290
Interest expense to affiliates	—		—		—	(a)	— (a)
Professional fees	26		171		54		96
Trustees’ and Chief Compliance Officer’s fees	13		69		18		34
Printing and mailing costs	3		915		13		426
Registration and filing fees	26		752		151		477
Transfer agency fees (See Note 2.M.)	2		452		28		125
Other	5		577		14		268

Total expenses	641		155,556		6,097		57,544

Less fees waived	(71)		(528)		(136)		(96)
Less expense reimbursements	—		—		—	(a)	—

Net expenses	570		155,028		5,961		57,448

Net investment income (loss)	57		407,309		54,487		67,575

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,037		904,553		(46,683)		709,979
Investments in affiliates	—	(a)	61		(2)		—
Options purchased	—		—		—		(801,315)
Futures contracts	—		—		884		45,570
Foreign currency transactions	—		—		—		— (a)
Options written	—		—		—		(618,134)

Net realized gain (loss)	2,037		904,614		(45,801)		(663,900)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	9,486		2,323,362		121,875		1,385,488
Investments in affiliates	—	(a)	(183)		—	(a)	—
Options purchased	—		—		—		1,910
Futures contracts	—		—		12		497
Options written	—		—		—		(9,640)

Change in net unrealized appreciation/depreciation	9,486		2,323,179		121,887		1,378,255

Net realized/unrealized gains (losses)	11,523		3,227,793		76,086		714,355

Change in net assets resulting from operations	$11,580		$3,635,102		$130,573		$781,930

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$8	$—
Interest income from affiliates	—	1	—	—
Dividend income from non-affiliates	16,449	9,023	109,228	30,481
Dividend income from affiliates	10	6	418	16
Income from securities lending (net) (See Note 2.C.)	—	—	111	19

Total investment income	16,459	9,030	109,765	30,516

EXPENSES:
Investment advisory fees	3,145	1,725	90,461	7,035
Administration fees	943	518	7,829	1,319
Distribution fees:
Class A	165	66	6,568	264
Class C	451	169	3,089	233
Class R2	—	—	348	27
Class R3	—	—	360	1
Service fees:
Class A	165	66	6,568	264
Class C	150	56	1,030	78
Class I	2,461	1,370	14,565	1,628
Class R2	—	—	174	14
Class R3	—	—	360	1
Class R4	—	—	283	— (a)
Class R5	— (a)	— (a)	484	12
Custodian and accounting fees	51	28	556	50
Interest expense to affiliates	—	—	—	1
Professional fees	47	43	147	32
Trustees’ and Chief Compliance Officer’s fees	15	14	58	16
Printing and mailing costs	20	10	532	31
Registration and filing fees	220	135	771	153
Transfer agency fees (See Note 2.M.)	13	6	379	153
Offering costs (See Note 2.K.)	52	52	—	—
Other	14	6	389	37

Total expenses	7,912	4,264	134,951	11,349

Less fees waived	(69)	(74)	(13,073)	(1,101)
Less expense reimbursements	(54)	(52)	—	(6)

Net expenses	7,789	4,138	121,878	10,242

Net investment income (loss)	8,670	4,892	(12,113)	20,274

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,479)	(414)	1,202,422	51,892
Investments in affiliates	—	—	133	(3)
Options purchased	(63,734)	(44,158)	—	—
Futures contracts	6,114	3,077	—	—
Foreign currency transactions	— (a)	— (a)	—	—
Options written	(5,652)	3,903	—	—

Net realized gain (loss)	(64,751)	(37,592)	1,202,555	51,889

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	286,096	173,749	2,098,934	(31,379)
Investments in affiliates	—	—	(172)	— (a)
Options purchased	(34,954)	(34,695)	—	—
Futures contracts	653	401	—	—
Foreign currency translations	— (a)	— (a)	—	—
Options written	(8,453)	(1,581)	—	—

Change in net unrealized appreciation/depreciation	243,342	137,874	2,098,762	(31,379)

Net realized/unrealized gains (losses)	178,591	100,282	3,301,317	20,510

Change in net assets resulting from operations	$187,261	$105,174	$3,289,204	$40,784

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$— (a)
Dividend income from non-affiliates	2,450	124,933	5,394	19,880
Dividend income from affiliates	2	82	9	10
Income from securities lending (net) (See Note 2.C.)	— (a)	21	27	—

Total investment income	2,452	125,036	5,430	19,890

EXPENSES:
Investment advisory fees	374	42,690	2,013	8,901
Administration fees	93	6,539	503	1,027
Distribution fees:
Class A	76	2,242	157	436
Class C	41	1,514	117	143
Class R2	7	699	119	15
Class R3	—	232	—	—
Service fees:
Class A	76	2,242	157	436
Class C	14	505	39	48
Class I	161	2,422	215	2,185
Class L	—	997	—	—
Class R2	4	349	59	8
Class R3	—	232	—	—
Class R4	—	69	—	—
Class R5	2	567	82	18
Custodian and accounting fees	13	316	23	47
Interest expense to affiliates	—	—	—	— (a)
Professional fees	36	98	31	37
Trustees’ and Chief Compliance Officer’s fees	13	37	14	16
Printing and mailing costs	8	210	22	55
Registration and filing fees	36	258	46	37
Transfer agency fees (See Note 2.M.)	7	166	25	35
Dividend expense to non-affiliates on securities sold short	—	—	—	8,613
Interest expense to non-affiliates on securities sold short	—	—	—	1,823
Other	10	201	19	46

Total expenses	971	62,585	3,641	23,926

Less fees waived	(269)	(3,487)	(420)	(1,667)
Less expense reimbursements	(1)	(58)	—	(2)

Net expenses	701	59,040	3,221	22,257

Net investment income (loss)	1,751	65,996	2,209	(2,367)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	38,416	1,178,407	108,626	365,988
Investments in affiliates	— (a)	(26)	(2)	(1)
Futures contracts	590	23,662	3,177	(382)
Securities sold short	—	—	—	(35,260)
Foreign currency transactions	—	—	— (a)	— (a)

Net realized gain (loss)	39,006	1,202,043	111,801	330,345

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(20,409)	1,337,715	49,779	(26,906)
Investments in affiliates	— (a)	3	(1)	— (a)
Futures contracts	(7)	3,527	1	—
Securities sold short	—	—	—	22,487

Change in net unrealized appreciation/depreciation	(20,416)	1,341,245	49,779	(4,419)

Net realized/unrealized gains (losses)	18,590	2,543,288	161,580	325,926

Change in net assets resulting from operations	$20,341	$2,609,284	$163,789	$323,559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund		JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$35,495		$907		$17,583
Dividend income from affiliates	20		1		17
Income from securities lending (net) (See Note 2.C.)	—		—	(a)	—

Total investment income	35,515		908		17,600

EXPENSES:
Investment advisory fees	6,910		225		3,616
Administration fees	2,073		56		678
Distribution fees:
Class A	222		37		694
Class C	—		16		161
Class R2	—		—		6
Class R3	—		—		6
Service fees:
Class A	222		37		694
Class C	—		5		54
Class I	912		106		1,110
Class R2	—		—		3
Class R3	—		—		6
Class R4	—		—		— (a)
Class R5	—		—		— (a)
Custodian and accounting fees	94		16		26
Professional fees	47		31		32
Trustees’ and Chief Compliance Officer’s fees	19		14		15
Printing and mailing costs	35		11		46
Registration and filing fees	47		49		108
Transfer agency fees (See Note 2.M.)	33		3		79
Other	51		6		28

Total expenses	10,665		612		7,362

Less fees waived	(3,087)		(276)		(656)
Less expense reimbursements	—		—	(a)	(1)

Net expenses	7,578		336		6,705

Net investment income (loss)	27,937		572		10,895

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	187,880		2,239		(2,088)
Investments in affiliates	(2)		—	(a)	(5)
Futures contracts	4,743		283		—
Foreign currency transactions	—	(a)	—	(a)	—

Net realized gain (loss)	192,621		2,522		(2,093)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	419,914		14,154		107,915
Investments in affiliates	—	(a)	(1)		— (a)
Futures contracts	140		(29)		—

Change in net unrealized appreciation/depreciation	420,054		14,124		107,915

Net realized/unrealized gains (losses)	612,675		16,646		105,822

Change in net assets resulting from operations	$640,612		$17,218		$116,717

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$57	$348	$407,309	$665,372
Net realized gain (loss)	2,037	17,317	904,614	933,009
Change in net unrealized appreciation/depreciation	9,486	22,946	2,323,179	10,722,892

Change in net assets resulting from operations	11,580	40,611	3,635,102	12,321,273

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,192)	(862)	(127,700)	(59,104)
Class C	(513)	(403)	(35,105)	(14,553)
Class I	(9,277)	(7,180)	(507,175)	(245,584)
Class R2	—	—	(1,883)	(921)
Class R3	—	—	(6,802)	(3,447)
Class R4	—	—	(6,222)	(3,022)
Class R5	—	—	(44,534)	(26,918)
Class R6	(3,810)	(3,356)	(608,517)	(310,281)

Total distributions to shareholders	(14,792)	(11,801)	(1,337,938)	(663,830)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,656	18,030	2,408,205	5,193,277

NET ASSETS:
Change in net assets	12,444	46,840	4,705,369	16,850,720
Beginning of period	131,894	85,054	46,405,657	29,554,937

End of period	$144,338	$131,894	$51,111,026	$46,405,657

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,487	$34,890	$67,575	$124,937
Net realized gain (loss)	(45,801)	(4,048)	(663,900)	(1,966,393)
Change in net unrealized appreciation/depreciation	121,887	61,774	1,378,255	4,396,300

Change in net assets resulting from operations	130,573	92,616	781,930	2,554,844

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,290)	(3,484)	(5,369)	(7,417)
Class C	(10,408)	(2,300)	(218)	(1,096)
Class I	(29,879)	(25,702)	(61,180)	(115,685)
Class R5	(3)	(5)	(30)	(47)
Class R6	(1,947)	(3,425)	(9,554)	(15,731)

Total distributions to shareholders	(54,527)	(34,916)	(76,351)	(139,976)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,165,095	651,374	555,306	7,138,463

NET ASSETS:
Change in net assets	1,241,141	709,074	1,260,885	9,553,331
Beginning of period	900,804	191,730	18,294,923	8,741,592

End of period	$2,141,945	$900,804	$19,555,808	$18,294,923

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,670	$1,623	$4,892	$641
Net realized gain (loss)	(64,751)	(9,789)	(37,592)	(7,884)
Change in net unrealized appreciation/depreciation	243,342	41,762	137,874	20,718

Change in net assets resulting from operations	187,261	33,596	105,174	13,475

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(390)	(25)	(152)	(15)
Class C	(39)	(1)	(24)	(3)
Class I	(7,580)	(785)	(4,155)	(417)
Class R5	(2)	(1)	— (b)	— (b)
Class R6	(1,606)	(305)	(977)	(2)

Total distributions to shareholders	(9,617)	(1,117)	(5,308)	(437)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,323,716	1,359,389	1,650,648	553,528

NET ASSETS:
Change in net assets	2,501,360	1,391,868	1,750,514	566,566
Beginning of period	1,391,868	—	566,566	—

End of period	$3,893,228	$1,391,868	$2,317,080	$566,566

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(12,113)	$(41,950)	$20,274	$19,708
Net realized gain (loss)	1,202,555	5,959,007	51,889	227,272
Change in net unrealized appreciation/depreciation	2,098,762	4,245,115	(31,379)	529,855

Change in net assets resulting from operations	3,289,204	10,162,172	40,784	776,835

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(708,158)	(229,243)	(15,263)	(755)
Class C	(155,323)	(49,805)	(4,600)	(69)
Class I	(1,544,842)	(484,046)	(97,744)	(4,846)
Class R2	(20,184)	(7,546)	(847)	(42)
Class R3	(39,213)	(8,542)	(9)	— (a)
Class R4	(31,893)	(6,602)	(13)	— (a)
Class R5	(117,247)	(48,291)	(1,834)	(193)
Class R6	(2,685,495)	(774,029)	(115,746)	(12,971)

Total distributions to shareholders	(5,302,355)	(1,608,104)	(236,056)	(18,876)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,401,865	5,597,146	(1,033,026)	2,323,514

NET ASSETS:
Change in net assets	3,388,714	14,151,214	(1,228,298)	3,081,473
Beginning of period	37,416,380	23,265,166	4,341,470	1,259,997

End of period	$40,805,094	$37,416,380	$3,113,172	$4,341,470

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,751	$4,072	$65,996	$151,578
Net realized gain (loss)	39,006	30,613	1,202,043	2,016,851
Change in net unrealized appreciation/depreciation	(20,416)	61,725	1,341,245	4,026,205

Change in net assets resulting from operations	20,341	96,410	2,609,284	6,194,634

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,209)	(1,695)	(177,827)	(83,977)
Class C	(2,489)	(287)	(41,808)	(17,652)
Class I	(29,786)	(4,082)	(195,163)	(87,780)
Class L	—	—	(194,971)	(164,969)
Class R2	(674)	(85)	(26,715)	(14,883)
Class R3	—	—	(18,294)	(8,862)
Class R4	—	—	(6,300)	(1,911)
Class R5	(1,000)	(141)	(111,370)	(60,489)
Class R6	(10,019)	(2,355)	(1,346,202)	(727,732)

Total distributions to shareholders	(58,177)	(8,645)	(2,118,650)	(1,168,255)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,009	(67,252)	2,180,280	(121,490)

NET ASSETS:
Change in net assets	(29,827)	20,513	2,670,914	4,904,889
Beginning of period	276,279	255,766	19,843,651	14,938,762

End of period	$246,452	$276,279	$22,514,565	$19,843,651

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,209	$4,455	$(2,367)	$(4,044)
Net realized gain (loss)	111,801	196,953	330,345	1,008,393
Change in net unrealized appreciation/depreciation	49,779	220,654	(4,419)	54,134

Change in net assets resulting from operations	163,789	422,062	323,559	1,058,483

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(23,478)	(9,875)	(81,344)	(77,084)
Class C	(5,967)	(2,514)	(10,063)	(9,299)
Class I	(31,685)	(13,950)	(393,194)	(515,371)
Class R2	(9,121)	(4,145)	(1,484)	(1,244)
Class R5	(26,874)	(20,231)	(7,963)	(9,627)
Class R6	(145,336)	(67,081)	(131,817)	(147,178)

Total distributions to shareholders	(242,461)	(117,796)	(625,865)	(759,803)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	114,628	(111,060)	296,862	(697,740)

NET ASSETS:
Change in net assets	35,956	193,206	(5,444)	(399,060)
Beginning of period	1,307,588	1,114,382	2,651,246	3,050,306

End of period	$1,343,544	$1,307,588	$2,645,802	$2,651,246

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,937	$58,068	$572	$719
Net realized gain (loss)	192,621	562,881	2,522	4,226
Change in net unrealized appreciation/depreciation	420,054	1,148,187	14,124	19,592

Change in net assets resulting from operations	640,612	1,769,136	17,218	24,537

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,855)	(7,423)	(1,320)	(235)
Class C	—	—	(170)	(30)
Class I	(86,246)	(25,017)	(4,168)	(711)
Class R6 (a)	(563,649)	(159,941)	(1,394)	(247)

Total distributions to shareholders	(669,750)	(192,381)	(7,052)	(1,223)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	958,908	(889,477)	72,386	51,536

NET ASSETS:
Change in net assets	929,770	687,278	82,552	74,850
Beginning of period	5,052,042	4,364,764	115,550	40,700

End of period	$5,981,812	$5,052,042	$198,102	$115,550

(a)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,895	$14,952
Net realized gain (loss)	(2,093)	44,116
Change in net unrealized appreciation/depreciation	107,915	351,990

Change in net assets resulting from operations	116,717	411,058

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(13,968)	(10,335)
Class C	(1,192)	(611)
Class I	(23,164)	(11,089)
Class R2	(61)	(33)
Class R3	(206)	(16)
Class R4	(7)	(24)
Class R5	(74)	(3)
Class R6	(8,355)	(4,026)

Total distributions to shareholders	(47,027)	(26,137)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	380,105	595,210

NET ASSETS:
Change in net assets	449,795	980,131
Beginning of period	1,706,985	726,854

End of period	$2,156,780	$1,706,985

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,368	$3,527	$394,289	$1,280,565
Distributions reinvested	1,192	862	118,722	55,042
Cost of shares redeemed	(1,379)	(2,169)	(387,968)	(1,092,878)

Change in net assets resulting from Class A capital transactions	2,181	2,220	125,043	242,729

Class C
Proceeds from shares issued	152	419	76,549	243,967
Distributions reinvested	513	403	32,304	13,343
Cost of shares redeemed	(66)	(612)	(186,193)	(552,490)

Change in net assets resulting from Class C capital transactions	599	210	(77,340)	(295,180)

Class I
Proceeds from shares issued	2,785	9,125	2,100,796	5,967,956
Distributions reinvested	9,276	7,180	463,572	221,627
Cost of shares redeemed	(2,454)	(3,056)	(1,797,333)	(3,358,152)

Change in net assets resulting from Class I capital transactions	9,607	13,249	767,035	2,831,431

Class R2
Proceeds from shares issued	—	—	5,576	18,279
Distributions reinvested	—	—	1,846	901
Cost of shares redeemed	—	—	(12,024)	(37,123)

Change in net assets resulting from Class R2 capital transactions	—	—	(4,602)	(17,943)

Class R3
Proceeds from shares issued	—	—	31,266	94,161
Distributions reinvested	—	—	5,240	2,770
Cost of shares redeemed	—	—	(68,390)	(57,502)

Change in net assets resulting from Class R3 capital transactions	—	—	(31,884)	39,429

Class R4
Proceeds from shares issued	—	—	29,312	153,736
Distributions reinvested	—	—	6,222	3,022
Cost of shares redeemed	—	—	(67,283)	(68,895)

Change in net assets resulting from Class R4 capital transactions	—	—	(31,749)	87,863

Class R5
Proceeds from shares issued	—	—	127,752	365,652
Distributions reinvested	—	—	42,782	25,988
Cost of shares redeemed	—	—	(263,871)	(420,221)

Change in net assets resulting from Class R5 capital transactions	—	—	(93,337)	(28,581)

Class R6
Proceeds from shares issued	1,138	2,422	3,065,865	6,385,588
Distributions reinvested	3,808	3,353	586,527	296,277
Cost of shares redeemed	(1,677)	(3,424)	(1,897,353)	(4,348,336)

Change in net assets resulting from Class R6 capital transactions	3,269	2,351	1,755,039	2,333,529

Total change in net assets resulting from capital transactions	$15,656	$18,030	$2,408,205	$5,193,277

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	66	112	17,324	66,002
Reinvested	36	29	5,191	2,827
Redeemed	(39)	(70)	(16,967)	(57,193)

Change in Class A Shares	63	71	5,548	11,636

Class C
Issued	4	13	3,448	12,513
Reinvested	17	15	1,445	703
Redeemed	(2)	(21)	(8,331)	(29,946)

Change in Class C Shares	19	7	(3,438)	(16,730)

Class I
Issued	78	283	90,565	299,334
Reinvested	272	239	19,889	11,118
Redeemed	(70)	(97)	(77,151)	(169,937)

Change in Class I Shares	280	425	33,303	140,515

Class R2
Issued	—	—	245	934
Reinvested	—	—	81	47
Redeemed	—	—	(530)	(1,951)

Change in Class R2 Shares	—	—	(204)	(970)

Class R3
Issued	—	—	1,370	4,910
Reinvested	—	—	229	142
Redeemed	—	—	(2,956)	(2,969)

Change in Class R3 Shares	—	—	(1,357)	2,083

Class R4
Issued	—	—	1,251	7,771
Reinvested	—	—	267	150
Redeemed	—	—	(2,893)	(3,389)

Change in Class R4 Shares	—	—	(1,375)	4,532

Class R5
Issued	—	—	5,489	18,235
Reinvested	—	—	1,834	1,312
Redeemed	—	—	(11,295)	(21,287)

Change in Class R5 Shares	—	—	(3,972)	(1,740)

Class R6
Issued	31	76	131,502	319,793
Reinvested	112	112	25,162	14,863
Redeemed	(46)	(109)	(81,230)	(224,750)

Change in Class R6 Shares	97	79	75,434	109,906

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$349,786	$177,480	$234,439	$1,460,355
Distributions reinvested	12,240	3,413	5,340	7,380
Cost of shares redeemed	(37,597)	(25,791)	(173,011)	(340,811)

Change in net assets resulting from Class A capital transactions	324,429	155,102	66,768	1,126,924

Class C
Proceeds from shares issued	295,047	155,434	25,224	242,865
Distributions reinvested	10,356	2,275	218	1,095
Cost of shares redeemed	(25,069)	(8,379)	(31,312)	(53,065)

Change in net assets resulting from Class C capital transactions	280,334	149,330	(5,870)	190,895

Class I
Proceeds from shares issued	638,328	413,338	1,747,871	8,854,409
Distributions reinvested	29,442	25,319	59,339	111,688
Cost of shares redeemed	(112,742)	(135,112)	(1,518,700)	(3,681,719)

Change in net assets resulting from Class I capital transactions	555,028	303,545	288,510	5,284,378

Class R5
Proceeds from shares issued	1	54	708	3,519
Distributions reinvested	3	5	30	47
Cost of shares redeemed	(21)	— (a)	(601)	(1,189)

Change in net assets resulting from Class R5 capital transactions	(17)	59	137	2,377

Class R6
Proceeds from shares issued	8,273	47,093	440,902	1,000,413
Distributions reinvested	255	126	4,415	7,536
Cost of shares redeemed	(3,207)	(3,881)	(239,556)	(474,060)

Change in net assets resulting from Class R6 capital transactions	5,321	43,338	205,761	533,889

Total change in net assets resulting from capital transactions	$1,165,095	$651,374	$555,306	$7,138,463

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	22,578	11,996	8,870	60,745
Reinvested	790	234	202	303
Redeemed	(2,428)	(1,795)	(6,553)	(14,054)

Change in Class A Shares	20,940	10,435	2,519	46,994

Class C
Issued	19,025	10,447	962	10,337
Reinvested	669	154	8	48
Redeemed	(1,619)	(568)	(1,194)	(2,234)

Change in Class C Shares	18,075	10,033	(224)	8,151

Class I
Issued	41,110	28,524	65,912	374,344
Reinvested	1,901	1,777	2,237	4,623
Redeemed	(7,276)	(9,545)	(57,263)	(151,283)

Change in Class I Shares	35,735	20,756	10,886	227,684

Class R5
Issued	— (a)	4	27	144
Reinvested	— (a)	— (a)	1	2
Redeemed	(1)	— (a)	(23)	(49)

Change in Class R5 Shares	(1)	4	5	97

Class R6
Issued	534	3,379	16,623	41,538
Reinvested	16	9	166	308

Redeemed	(207)	(269)	(8,981)	(19,494)

Change in Class R6 Shares	343	3,119	7,808	22,352

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$184,145	$54,055	$77,126	$22,160
Distributions reinvested	390	25	152	15
Cost of shares redeemed	(13,628)	(2,233)	(7,965)	(998)

Change in net assets resulting from Class A capital transactions	170,907	51,847	69,313	21,177

Class C
Proceeds from shares issued	120,214	57,384	57,914	19,425
Distributions reinvested	39	1	24	3
Cost of shares redeemed	(5,454)	(1,122)	(1,835)	(464)

Change in net assets resulting from Class C capital transactions	114,799	56,263	56,103	18,964

Class I
Proceeds from shares issued	1,984,302	1,069,346	1,283,989	575,746
Distributions reinvested	7,566	783	4,139	415
Cost of shares redeemed	(178,429)	(75,413)	(152,053)	(64,565)

Change in net assets resulting from Class I capital transactions	1,813,439	994,716	1,136,075	511,596

Class R5
Proceeds from shares issued	11	545	— (b)	20
Distributions reinvested	2	1	— (b)	— (b)
Cost of shares redeemed	(3)	(21)	(3)	—

Change in net assets resulting from Class R5 capital transactions	10	525	(3)	20

Class R6
Proceeds from shares issued	402,427	261,104	406,633	1,769
Distributions reinvested	1,585	300	976	2
Cost of shares redeemed	(179,451)	(5,366)	(18,449)	— (b)

Change in net assets resulting from Class R6 capital transactions	224,561	256,038	389,160	1,771

Total change in net assets resulting from capital transactions	$2,323,716	$1,359,389	$1,650,648	$553,528

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)	Six Months Ended December 31, 2021 (Unaudited)	Period Ended June 30, 2021 (a)
SHARE TRANSACTIONS:
Class A
Issued	11,139	3,452	4,712	1,406
Reinvested	24	2	9	1
Redeemed	(823)	(142)	(483)	(63)

Change in Class A Shares	10,340	3,312	4,238	1,344

Class C
Issued	7,321	3,672	3,549	1,235
Reinvested	2	— (b)	1	—	(b)
Redeemed	(332)	(72)	(113)	(29)

Change in Class C Shares	6,991	3,600	3,437	1,206

Class I
Issued	120,321	68,491	78,534	36,861
Reinvested	458	49	253	26
Redeemed	(10,766)	(4,782)	(9,242)	(4,085)

Change in Class I Shares	110,013	63,758	69,545	32,802

Class R5
Issued	1	34	—	1
Reinvested	— (b)	— (b)	— (b)	—	(b)
Redeemed	— (b)	(1)	— (b)	—

Change in Class R5 Shares	1	33	— (b)	1

Class R6
Issued	24,280	16,725	25,399	112
Reinvested	96	19	59	—	(b)
Redeemed	(11,030)	(340)	(1,108)	—	(b)

Change in Class R6 Shares	13,346	16,404	24,350	112

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$487,160	$1,542,784	$30,353	$81,668
Distributions reinvested	647,833	209,959	14,899	737
Cost of shares redeemed	(552,523)	(1,237,783)	(39,298)	(49,625)

Change in net assets resulting from Class A capital transactions	582,470	514,960	5,954	32,780

Class C
Proceeds from shares issued	93,814	263,027	6,642	24,043
Distributions reinvested	142,887	45,342	4,596	68
Cost of shares redeemed	(95,947)	(425,827)	(7,124)	(13,265)

Change in net assets resulting from Class C capital transactions	140,754	(117,458)	4,114	10,846

Class I
Proceeds from shares issued	1,412,270	3,946,027	300,908	1,171,550
Distributions reinvested	1,417,105	446,730	95,681	4,779
Cost of shares redeemed	(1,565,945)	(3,034,183)	(479,495)	(229,227)

Change in net assets resulting from Class I capital transactions	1,263,430	1,358,574	(82,906)	947,102

Class R2
Proceeds from shares issued	19,157	43,616	2,355	3,822
Distributions reinvested	19,387	7,039	844	42
Cost of shares redeemed	(21,819)	(76,963)	(1,802)	(18,227)

Change in net assets resulting from Class R2 capital transactions	16,725	(26,308)	1,397	(14,363)

Class R3
Proceeds from shares issued	55,976	184,953	6,000	1
Distributions reinvested	25,509	5,581	9	— (a)
Cost of shares redeemed	(35,028)	(59,342)	— (a)	(9)

Change in net assets resulting from Class R3 capital transactions	46,457	131,192	6,009	(8)

Class R4
Proceeds from shares issued	52,455	134,173	51	291
Distributions reinvested	30,607	6,602	13	— (a)
Cost of shares redeemed	(28,969)	(35,061)	— (a)	(12,452)

Change in net assets resulting from Class R4 capital transactions	54,093	105,714	64	(12,161)

Class R5
Proceeds from shares issued	53,084	241,401	3,899	9,493
Distributions reinvested	114,077	46,287	1,817	191
Cost of shares redeemed	(156,620)	(375,742)	(4,233)	(13,602)

Change in net assets resulting from Class R5 capital transactions	10,541	(88,054)	1,483	(3,918)

Class R6
Proceeds from shares issued	2,496,420	6,503,315	143,413	1,547,366
Distributions reinvested	2,586,303	744,666	111,401	12,895
Cost of shares redeemed	(1,795,328)	(3,529,455)	(1,223,955)	(197,025)

Change in net assets resulting from Class R6 capital transactions	3,287,395	3,718,526	(969,141)	1,363,236

Total change in net assets resulting from capital transactions	$5,401,865	$5,597,146	$(1,033,026)	$2,323,514

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	7,466	26,713	1,535	4,245
Reinvested	10,841	3,666	799	46
Redeemed	(8,435)	(21,267)	(1,980)	(3,017)

Change in Class A Shares	9,872	9,112	354	1,274

Class C
Issued	2,033	6,214	347	1,298
Reinvested	3,546	1,097	260	5
Redeemed	(2,073)	(10,236)	(378)	(883)

Change in Class C Shares	3,506	(2,925)	229	420

Class I
Issued	21,058	66,612	15,351	62,079
Reinvested	23,118	7,640	5,236	273
Redeemed	(23,502)	(51,094)	(24,455)	(12,774)

Change in Class I Shares	20,674	23,158	(3,868)	49,578

Class R2
Issued	305	788	118	222
Reinvested	344	129	46	3
Redeemed	(359)	(1,379)	(92)	(1,084)

Change in Class R2 Shares	290	(462)	72	(859)

Class R3
Issued	856	3,136	327	1
Reinvested	424	97	— (a)	— (a)
Redeemed	(528)	(1,008)	— (a)	(1)

Change in Class R3 Shares	752	2,225	327	— (a)

Class R4
Issued	780	2,275	2	20
Reinvested	500	113	1	— (a)
Redeemed	(433)	(586)	— (a)	(942)

Change in Class R4 Shares	847	1,802	3	(922)

Class R5
Issued	774	3,948	195	517
Reinvested	1,799	769	98	12
Redeemed	(2,199)	(6,111)	(214)	(784)

Change in Class R5 Shares	374	(1,394)	79	(255)

Class R6
Issued	35,544	104,867	7,285	76,592
Reinvested	40,298	12,253	6,060	760
Redeemed	(25,617)	(57,075)	(61,881)	(11,736)

Change in Class R6 Shares	50,225	60,045	(48,536)	65,616

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,501	$7,017	$232,102	$448,946
Distributions reinvested	13,644	1,624	165,784	78,212
Cost of shares redeemed	(7,569)	(15,672)	(157,273)	(1,212,979)

Change in net assets resulting from Class A capital transactions	8,576	(7,031)	240,613	(685,821)

Class C
Proceeds from shares issued	106	1,778	61,860	101,446
Distributions reinvested	2,482	283	40,795	17,249
Cost of shares redeemed	(1,887)	(5,408)	(41,922)	(111,778)

Change in net assets resulting from Class C capital transactions	701	(3,347)	60,733	6,917

Class I
Proceeds from shares issued	4,017	12,129	350,391	676,639
Distributions reinvested	29,574	4,054	187,297	83,781
Cost of shares redeemed	(17,433)	(43,512)	(219,844)	(445,901)

Change in net assets resulting from Class I capital transactions	16,158	(27,329)	317,844	314,519

Class L
Proceeds from shares issued	—	—	171,980	1,503,646
Distributions reinvested	—	—	181,677	156,873
Cost of shares redeemed	—	—	(280,890)	(1,609,341)

Change in net assets resulting from Class L capital transactions	—	—	72,767	51,178

Class R2
Proceeds from shares issued	220	546	16,917	43,197
Distributions reinvested	674	78	26,602	14,784
Cost of shares redeemed	(470)	(1,206)	(36,009)	(74,678)

Change in net assets resulting from Class R2 capital transactions	424	(582)	7,510	(16,697)

Class R3
Proceeds from shares issued	—	—	20,617	40,112
Distributions reinvested	—	—	16,641	7,878
Cost of shares redeemed	—	—	(23,358)	(32,479)

Change in net assets resulting from Class R3 capital transactions	—	—	13,900	15,511

Class R4
Proceeds from shares issued	—	—	18,853	19,615
Distributions reinvested	—	—	6,300	1,911
Cost of shares redeemed	—	—	(4,170)	(6,093)

Change in net assets resulting from Class R4 capital transactions	—	—	20,983	15,433

Class R5
Proceeds from shares issued	349	722	71,879	152,803
Distributions reinvested	998	141	104,742	56,125
Cost of shares redeemed	(272)	(2,434)	(126,629)	(201,053)

Change in net assets resulting from Class R5 capital transactions	1,075	(1,571)	49,992	7,875

Class R6
Proceeds from shares issued	6,430	14,127	1,425,668	3,065,302
Distributions reinvested	10,014	2,353	1,329,726	720,789
Cost of shares redeemed	(35,369)	(43,872)	(1,359,456)	(3,616,496)

Change in net assets resulting from Class R6 capital transactions	(18,925)	(27,392)	1,395,938	169,595

Total change in net assets resulting from capital transactions	$8,009	$(67,252)	$2,180,280	$(121,490)

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	72	230	10,336	23,673
Reinvested	460	56	7,666	4,247
Redeemed	(216)	(535)	(7,009)	(66,851)

Change in Class A Shares	316	(249)	10,993	(38,931)

Class C
Issued	3	57	2,863	5,407
Reinvested	86	10	1,980	981
Redeemed	(55)	(188)	(1,952)	(6,150)

Change in Class C Shares	34	(121)	2,891	238

Class I
Issued	115	378	15,586	34,804
Reinvested	985	139	8,622	4,522
Redeemed	(512)	(1,437)	(9,750)	(22,963)

Change in Class I Shares	588	(920)	14,458	16,363

Class L
Issued	—	—	7,583	82,220
Reinvested	—	—	8,340	8,466
Redeemed	—	—	(12,420)	(82,827)

Change in Class L Shares	—	—	3,503	7,859

Class R2
Issued	7	17	761	2,286
Reinvested	23	3	1,247	815
Redeemed	(13)	(41)	(1,624)	(3,942)

Change in Class R2 Shares	17	(21)	384	(841)

Class R3
Issued	—	—	917	2,150
Reinvested	—	—	773	430
Redeemed	—	—	(1,043)	(1,724)

Change in Class R3 Shares	—	—	647	856

Class R4
Issued	—	—	834	984
Reinvested	—	—	290	103
Redeemed	—	—	(186)	(311)

Change in Class R4 Shares	—	—	938	776

Class R5
Issued	10	22	3,167	7,725
Reinvested	33	5	4,806	3,019
Redeemed	(7)	(84)	(5,635)	(10,515)

Change in Class R5 Shares	36	(57)	2,338	229

Class R6
Issued	173	434	63,041	159,157
Reinvested	333	80	60,854	38,637
Redeemed	(954)	(1,493)	(59,418)	(183,543)

Change in Class R6 Shares	(448)	(979)	64,477	14,251

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,217	$20,023	$21,685	$67,074
Distributions reinvested	17,212	7,327	75,295	71,308
Cost of shares redeemed	(9,939)	(28,020)	(38,421)	(103,562)

Change in net assets resulting from Class A capital transactions	18,490	(670)	58,559	34,820

Class C
Proceeds from shares issued	745	1,789	4,619	5,606
Distributions reinvested	5,682	2,298	9,642	9,039
Cost of shares redeemed	(2,960)	(12,341)	(5,892)	(43,234)

Change in net assets resulting from Class C capital transactions	3,467	(8,254)	8,369	(28,589)

Class I
Proceeds from shares issued	13,449	13,566	114,064	241,025
Distributions reinvested	29,393	12,855	379,323	497,011
Cost of shares redeemed	(17,773)	(41,096)	(296,144)	(946,028)
Redemptions in-kind (See Note 8)	—	—	—	(487,288)

Change in net assets resulting from Class I capital transactions	25,069	(14,675)	197,243	(695,280)

Class R2
Proceeds from shares issued	3,821	11,220	569	614
Distributions reinvested	9,090	4,130	1,468	1,205
Cost of shares redeemed	(5,974)	(20,777)	(892)	(1,100)

Change in net assets resulting from Class R2 capital transactions	6,937	(5,427)	1,145	719

Class R5
Proceeds from shares issued	6,159	28,851	4,334	5,546
Distributions reinvested	26,832	20,215	7,761	9,489
Cost of shares redeemed	(43,427)	(119,468)	(5,611)	(23,795)

Change in net assets resulting from Class R5 capital transactions	(10,436)	(70,402)	6,484	(8,760)

Class R6
Proceeds from shares issued	14,829	45,323	43,402	127,531
Distributions reinvested	140,885	61,717	95,950	112,990
Cost of shares redeemed	(84,613)	(118,672)	(114,290)	(241,171)

Change in net assets resulting from Class R6 capital transactions	71,101	(11,632)	25,062	(650)

Total change in net assets resulting from capital transactions	$114,628	$(111,060)	$296,862	$(697,740)

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	158	314	845	2,537
Reinvested	258	119	3,292	3,151
Redeemed	(134)	(431)	(1,453)	(4,090)

Change in Class A Shares	282	2	2,684	1,598

Class C
Issued	11	28	198	242
Reinvested	88	38	490	446
Redeemed	(42)	(200)	(250)	(1,763)

Change in Class C Shares	57	(134)	438	(1,075)

Class I
Issued	185	202	4,212	9,169
Reinvested	427	204	16,025	21,400
Redeemed	(236)	(615)	(11,010)	(36,191)
Redemptions in-kind (See Note 8)	—	—	—	(19,946)

Change in Class I Shares	376	(209)	9,227	(25,568)

Class R2
Issued	51	177	21	26
Reinvested	142	69	70	56
Redeemed	(81)	(324)	(33)	(45)

Change in Class R2 Shares	112	(78)	58	37

Class R5
Issued	82	442	171	211
Reinvested	398	326	324	405
Redeemed	(546)	(1,790)	(213)	(911)

Change in Class R5 Shares	(66)	(1,022)	282	(295)

Class R6
Issued	202	690	1,510	4,669
Reinvested	2,090	993	4,010	4,828
Redeemed	(1,099)	(1,768)	(4,495)	(9,673)

Change in Class R6 Shares	1,193	(85)	1,025	(176)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,398	$52,721	$12,425	$9,507
Distributions reinvested	19,713	7,384	1,294	226
Cost of shares redeemed	(37,804)	(123,854)	(2,318)	(1,965)

Change in net assets resulting from Class A capital transactions	(5,693)	(63,749)	11,401	7,768

Class C
Proceeds from shares issued	—	—	1,742	1,229
Distributions reinvested	—	—	170	30
Cost of shares redeemed	—	—	(749)	(1,166)

Change in net assets resulting from Class C capital transactions	—	—	1,163	93

Class I
Proceeds from shares issued	107,853	127,129	52,115	51,880
Distributions reinvested	59,323	17,371	4,010	688
Cost of shares redeemed	(73,194)	(230,638)	(5,663)	(30,906)
Conversion from Class L Shares	—	368,073	—	—

Change in net assets resulting from Class I capital transactions	93,982	281,935	50,462	21,662

Class L (a)
Proceeds from shares issued	—	534	—	—
Cost of shares redeemed	—	(28,170)	—	—
Conversion to Class I Shares	—	(368,073)	—	—

Change in net assets resulting from Class L capital transactions	—	(395,709)	—	—

Class R6 (b)
Proceeds from shares issued	533,428	738,779	10,232	23,682
Distributions reinvested	562,100	159,481	1,393	247
Cost of shares redeemed	(224,909)	(1,610,214)	(2,265)	(1,916)

Change in net assets resulting from Class R6 capital transactions	870,619	(711,954)	9,360	22,013

Total change in net assets resulting from capital transactions	$958,908	$(889,477)	$72,386	$51,536

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	329	1,755	197	180
Reinvested	554	240	21	4
Redeemed	(1,006)	(3,944)	(37)	(37)

Change in Class A Shares	(123)	(1,949)	181	147

Class C
Issued	—	—	27	23
Reinvested	—	—	3	1
Redeemed	—	—	(12)	(24)

Change in Class C Shares	—	—	18	— (a)

Class I
Issued	2,873	4,149	824	1,006
Reinvested	1,646	556	63	14
Redeemed	(1,920)	(7,272)	(90)	(595)
Conversion from Class L Shares	—	13,572	—	—

Change in Class I Shares	2,599	11,005	797	425

Class L
Issued	—	20	—	—
Redeemed	—	(1,046)	—	—
Conversion to Class I Shares	—	(13,599)	—	—

Change in Class L Shares	—	(14,625)	—	—

Class R6 (b)
Issued	14,035	22,714	163	451
Reinvested	15,619	5,100	22	5
Redeemed	(5,899)	(47,943)	(36)	(35)

Change in Class R6 Shares	23,755	(20,129)	149	421

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$84,175	$43,922
Distributions reinvested	13,325	9,932
Cost of shares redeemed	(26,644)	(188,211)

Change in net assets resulting from Class A capital transactions	70,856	(134,357)

Class C
Proceeds from shares issued	15,444	11,138
Distributions reinvested	1,067	525
Cost of shares redeemed	(4,607)	(10,570)

Change in net assets resulting from Class C capital transactions	11,904	1,093

Class I
Proceeds from shares issued	675,378	663,191
Distributions reinvested	20,711	10,612
Cost of shares redeemed	(486,142)	(99,019)

Change in net assets resulting from Class I capital transactions	209,947	574,784

Class R2
Proceeds from shares issued	1,362	1,007
Distributions reinvested	61	33
Cost of shares redeemed	(95)	(694)

Change in net assets resulting from Class R2 capital transactions	1,328	346

Class R3
Proceeds from shares issued	9,238	943
Distributions reinvested	182	10
Cost of shares redeemed	(1,112)	(166)

Change in net assets resulting from Class R3 capital transactions	8,308	787

Class R4
Proceeds from shares issued	190	133
Distributions reinvested	7	24
Cost of shares redeemed	(15)	(1,482)

Change in net assets resulting from Class R4 capital transactions	182	(1,325)

Class R5
Proceeds from shares issued	3,493	78
Distributions reinvested	74	3
Cost of shares redeemed	(50)	(23)

Change in net assets resulting from Class R5 capital transactions	3,517	58

Class R6
Proceeds from shares issued	91,542	310,989
Distributions reinvested	8,080	3,841
Cost of shares redeemed	(25,559)	(34,999)
Redemptions in-kind (See Note 8)	—	(126,007)

Change in net assets resulting from Class R6 capital transactions	74,063	153,824

Total change in net assets resulting from capital transactions	$380,105	$595,210

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,262	799
Reinvested	203	184
Redeemed	(402)	(3,804)

Change in Class A Shares	1,063	(2,821)

Class C
Issued	263	216
Reinvested	18	11
Redeemed	(79)	(224)

Change in Class C Shares	202	3

Class I
Issued	9,563	11,291
Reinvested	296	179
Redeemed	(7,025)	(1,602)

Change in Class I Shares	2,834	9,868

Class R2
Issued	20	19
Reinvested	1	1
Redeemed	(1)	(13)

Change in Class R2 Shares	20	7

Class R3
Issued	129	16
Reinvested	3	— (a)
Redeemed	(16)	(3)

Change in Class R3 Shares	116	13

Class R4
Issued	2	3
Reinvested	— (a)	— (a)
Redeemed	— (a)	(25)

Change in Class R4 Shares	2	(22)

Class R5
Issued	48	1
Reinvested	1	— (a)
Redeemed	(1)	— (a)

Change in Class R5 Shares	48	1

Class R6
Issued	1,290	5,348
Reinvested	115	65
Redeemed	(361)	(596)
Redemptions in-kind (See Note 8)	—	(2,169)

Change in Class R6 Shares	1,044	2,648

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	117

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED DECEMBER 31, 2021

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$323,559

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(915,570)
Proceeds from disposition of investment securities	1,346,796
Covers of investment securities sold short	(464,763)
Proceeds from investment securities sold short	374,485
Purchases of short-term investments — affiliates, net	(6,977)
Change in unrealized (appreciation)/depreciation on investments	26,906
Change in unrealized (appreciation)/depreciation on investment securities sold short	(22,487)
Net realized (gain)/loss on investments in non-affiliates	(365,988)
Net realized (gain)/loss on investments in affiliates	1
Net realized (gain)/loss on securities sold short	35,260
Decrease in dividends receivable from non-affiliates	229
Increase in dividend expense to non-affiliates on securities sold short	174
Decrease in interest expense to non-affiliates on securities sold short	(80)
Decrease in due to broker for securities sold short	(20)
Increase in investment advisory fees payable	73
Increase in administration fees payable	3
Increase in distribution fees payable	9
Increase in service fees payable	23
Increase in custodian and accounting fees payable	13
Decrease in other accrued expenses payable	(100)

Net cash provided (used) by operating activities	331,546

Cash flows provided (used) by financing activities:
Due to custodian	(21)
Proceeds from units issued	188,454
Payment for units redeemed	(463,569)
Cash distributions paid to shareholders (net of reinvestments of $569,439)	(56,426)

Net cash provided (used) by financing activities	(331,562)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(16)
Restricted and unrestricted cash and foreign currency at beginning of period	20

Restricted and unrestricted cash and foreign currency at end of period	$4

Supplemental disclosure of cash flow information:

For the period ended December 31, 2021 the Fund paid $1,903 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statements of Assets and Liabilities:

	June 30, 2021	December 31, 2021
Cash	$—	$4
Foreign currency, at value	20	—

	$20	$4

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$35.03	$(0.03)	$2.96	$2.93	$—	$(3.91)	$(3.91)
Year Ended June 30, 2021	26.88	0.01	11.90	11.91	(0.11)	(3.65)	(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)

Class C
Six Months Ended December 31, 2021 (Unaudited)	33.15	(0.12)	2.79	2.67	—	(3.91)	(3.91)
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)

Class I
Six Months Ended December 31, 2021 (Unaudited)	35.80	0.01	3.03	3.04	(0.03)	(3.91)	(3.94)
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	35.62	0.06	3.01	3.07	(0.11)	(3.91)	(4.02)
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (f) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.05	8.64%	$11,819	1.10%	(0.19)%	1.21%	16%
35.03	47.07	9,949	1.09	0.05	1.24	58
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84

31.91	8.34	4,742	1.60	(0.69)	1.71	16
33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84

34.90	8.77	91,261	0.85	0.06	0.95	16
35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84

34.67	8.91	36,516	0.60	0.31	0.70	16
35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$22.34	$0.16	$1.50	$1.66	$(0.16)	$(0.44)	$(0.60)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)

Class C
Six Months Ended December 31, 2021 (Unaudited)	21.87	0.09	1.48	1.57	(0.11)	(0.44)	(0.55)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)

Class I
Six Months Ended December 31, 2021 (Unaudited)	22.76	0.19	1.54	1.73	(0.19)	(0.44)	(0.63)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	22.23	0.12	1.50	1.62	(0.13)	(0.44)	(0.57)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	22.32	0.15	1.52	1.67	(0.16)	(0.44)	(0.60)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	22.75	0.19	1.53	1.72	(0.19)	(0.44)	(0.63)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	22.78	0.20	1.55	1.75	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	22.76	0.22	1.54	1.76	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.40	7.55%	$5,069,630	0.95%	1.35%	0.95%	5%
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14

22.89	7.21	1,484,655	1.45	0.84	1.45	5
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14

23.86	7.67	19,638,384	0.70	1.60	0.70	5
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14

23.28	7.35	76,797	1.21	1.08	1.21	5
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14

23.39	7.55	262,607	0.95	1.33	0.95	5
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

23.84	7.63	228,730	0.70	1.59	0.70	5
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

23.88	7.74	1,640,250	0.55	1.74	0.55	5
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14

23.86	7.81	22,709,973	0.45	1.85	0.45	5
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$15.23	$0.57	$0.71	$1.28	$(0.55)
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Six Months Ended December 31, 2021 (Unaudited)	15.23	0.53	0.71	1.24	(0.51)
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Six Months Ended December 31, 2021 (Unaudited)	15.23	0.59	0.71	1.30	(0.57)
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	15.23	0.58	0.73	1.31	(0.58)
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	15.23	0.59	0.73	1.32	(0.59)
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$15.96	8.60%	$516,483	0.85%		7.30%		0.86%		94%
15.23	29.67	174,085	0.85		8.61		0.91		217
12.96	(3.78)	12,904	0.85		14.21		1.11		236
14.92	5.95	125	0.85	(g)	7.90	(g)	1.80	(g)	43

15.96	8.33	454,267	1.35		6.80		1.36		94
15.23	29.03	158,340	1.34		7.76		1.40		217
12.96	(4.26)	4,710	1.35		11.77		1.61		236
14.92	5.50	21	1.35	(g)	7.14	(g)	2.26	(g)	43

15.96	8.74	1,115,036	0.60		7.48		0.62		94
15.23	29.97	519,976	0.60		9.62		0.69		217
12.96	(3.57)	173,409	0.60		11.40		0.91		236
14.92	6.15	54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

15.96	8.82	76	0.45		7.43		0.50		94
15.23	30.16	88	0.45		9.54		0.56		217
12.96	(3.43)	21	0.45		10.37		0.83		236
14.92	6.28	21	0.45	(g)	8.04	(g)	1.36	(g)	43

15.96	8.87	56,083	0.35		7.60		0.37		94
15.23	30.29	48,315	0.35		9.99		0.44		217
12.96	(3.33)	686	0.35		13.60		0.59		236
14.92	6.37	21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$25.90	$0.06		$1.00	$1.06	$(0.08)
Year Ended June 30, 2021	21.83	0.15		4.11	4.26	(0.19)
Year Ended June 30, 2020	20.23	0.28		1.51	1.79	(0.19)
Year Ended June 30, 2019	19.43	0.20		0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18		1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19		2.01	2.20	(0.19)

Class C
Six Months Ended December 31, 2021 (Unaudited)	25.72	—	(f)	0.98	0.98	(0.01)
Year Ended June 30, 2021	21.70	0.03		4.07	4.10	(0.08)
Year Ended June 30, 2020	20.10	0.17		1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11		0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08		1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10		2.01	2.11	(0.12)

Class I
Six Months Ended December 31, 2021 (Unaudited)	25.98	0.10		0.99	1.09	(0.11)
Year Ended June 30, 2021	21.90	0.21		4.11	4.32	(0.24)
Year Ended June 30, 2020	20.28	0.33		1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26		0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23		1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23		2.01	2.24	(0.23)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	26.02	0.12		1.00	1.12	(0.13)
Year Ended June 30, 2021	21.93	0.25		4.11	4.36	(0.27)
Year Ended June 30, 2020	20.32	0.36		1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29		0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26		1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26		2.02	2.28	(0.26)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	26.04	0.13		0.99	1.12	(0.14)
Year Ended June 30, 2021	21.95	0.28		4.11	4.39	(0.30)
Year Ended June 30, 2020	20.32	0.39		1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31		0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27		1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25		2.03	2.28	(0.27)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.88	4.08%	$1,913,441	0.83%	0.48%	0.83%	16%
25.90	19.58	1,778,457	0.83	0.61	0.84	39
21.83	8.89	473,314	0.85	1.35	0.86	68
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44
18.24	13.60	133,789	0.84	1.06	1.05	31

26.69	3.82	515,143	1.33	(0.02)	1.33	16
25.72	18.93	502,120	1.33	0.14	1.33	39
21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44
18.16	13.07	29,168	1.34	0.55	1.45	31

26.96	4.20	15,257,745	0.58	0.73	0.58	16
25.98	19.83	14,416,679	0.58	0.89	0.58	39
21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44
18.27	13.86	597,013	0.59	1.30	0.69	31

27.01	4.31	6,393	0.43	0.88	0.43	16
26.02	20.01	6,024	0.44	1.03	0.45	39
21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44
18.30	14.10	37	0.40	1.51	1.08	31

27.02	4.32	1,863,086	0.33	0.98	0.33	16
26.04	20.11	1,591,643	0.33	1.14	0.34	39
21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
18.29	14.09	3,289	0.34	1.41	0.42	31

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 2 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$15.97	$0.04		$1.10	$1.14	$(0.04)
February 26, 2021 (f) through June 30, 2021	15.00	0.03		0.95	0.98	(0.01)

Class C
Six Months Ended December 31, 2021 (Unaudited)	15.95	—	(h)	1.10	1.10	— (h)
February 26, 2021 (f) through June 30, 2021	15.00	—	(h)	0.95	0.95	— (h)

Class I
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.06		1.10	1.16	(0.05)
February 26, 2021 (f) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.07		1.11	1.18	(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	15.99	0.08		1.11	1.19	(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.05		0.96	1.01	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$17.07	7.13%	$233,103	0.85%		0.48%		0.86%		13%
15.97	6.54	52,880	0.85	(g)	0.57	(g)	0.92	(g)	6

17.05	6.92	180,578	1.35		(0.04)		1.36		13
15.95	6.36	57,423	1.35	(g)	0.05	(g)	1.43	(g)	6

17.09	7.29	2,970,051	0.60		0.71		0.61		13
15.98	6.63	1,018,781	0.60	(g)	0.80	(g)	0.70	(g)	6

17.10	7.41	582	0.45		0.83		0.46		13
15.98	6.66	536	0.45	(g)	0.99	(g)	0.88	(g)	6

17.11	7.46	508,914	0.35		0.94		0.36		13
15.99	6.75	262,248	0.35	(g)	1.04	(g)	0.43	(g)	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 3 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$15.96	$0.04		$0.91	$0.95	$(0.03)
February 26, 2021 (f) through June 30, 2021	15.00	0.03		0.95	0.98	(0.02)

Class C
Six Months Ended December 31, 2021 (Unaudited)	15.95	—	(h)	0.91	0.91	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	—	(h)	0.96	0.96	(0.01)

Class I
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.06		0.92	0.98	(0.05)
February 26, 2021 (f) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.07		0.92	0.99	(0.05)
February 26, 2021 (f) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	15.98	0.08		0.92	1.00	(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.06		0.94	1.00	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$16.88	5.97%	$94,246	0.85%		0.47%		0.86%		12%
15.96	6.50	21,446	0.85	(g)	0.60	(g)	1.00	(g)	7

16.85	5.68	78,261	1.35		(0.03)		1.36		12
15.95	6.37	19,229	1.35	(g)	0.09	(g)	1.51	(g)	7

16.91	6.12	1,730,595	0.60		0.71		0.62		12
15.98	6.64	524,074	0.60	(g)	0.81	(g)	0.80	(g)	7

16.92	6.23	20	0.45		0.82		0.50		12
15.98	6.64	21	0.45	(g)	0.96	(g)	3.22	(g)	7

16.92	6.29	413,958	0.35		0.94		0.35		12
15.98	6.68	1,796	0.35	(g)	1.10	(g)	0.64	(g)	7

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$64.22	$(0.13)	$5.51	$5.38	$—	$(9.24)	$(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)

Class C
Six Months Ended December 31, 2021 (Unaudited)	46.21	(0.21)	3.93	3.72	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)

Class I
Six Months Ended December 31, 2021 (Unaudited)	65.59	(0.05)	5.63	5.58	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	61.05	(0.20)	5.23	5.03	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	64.64	(0.13)	5.54	5.41	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	65.47	(0.05)	5.62	5.57	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	67.49	— (g)	5.81	5.81	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	68.18	0.04	5.86	5.90	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$60.36	8.52%	$5,267,927	0.94%	(0.39)%	1.01%	21%
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22

40.69	8.24	829,593	1.44	(0.89)	1.51	21
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22

61.93	8.65	11,651,360	0.69	(0.14)	0.75	21
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22

56.84	8.39	137,088	1.19	(0.64)	1.26	21
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22

60.81	8.51	294,369	0.94	(0.39)	1.00	21
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

61.80	8.65	245,696	0.69	(0.14)	0.75	21
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

64.06	8.75	931,637	0.54	0.01	0.60	21
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22

64.84	8.79	21,447,424	0.44	0.11	0.50	21
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$20.48	$0.08	$0.24	$0.32	$(0.10)	$(1.38)	$(1.48)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)

Class C
Six Months Ended December 31, 2021 (Unaudited)	19.55	0.03	0.22	0.25	(0.05)	(1.38)	(1.43)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)

Class I
Six Months Ended December 31, 2021 (Unaudited)	20.10	0.10	0.22	0.32	(0.12)	(1.38)	(1.50)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	20.30	0.06	0.22	0.28	(0.08)	(1.38)	(1.46)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	20.09	0.08	0.23	0.31	(0.14)	(1.38)	(1.52)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	20.50	0.11	0.24	0.35	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	20.32	0.12	0.23	0.35	(0.14)	(1.38)	(1.52)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	20.18	0.13	0.22	0.35	(0.15)	(1.38)	(1.53)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.32	1.88%	$212,700	0.93%	0.81%	1.01%	44%
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145

18.37	1.62	62,881	1.44	0.31	1.50	44
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145

18.92	1.94	1,262,516	0.69	1.06	0.76	44
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145

19.12	1.68	11,922	1.19	0.56	1.27	44
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145

18.88	1.86	6,182	0.94	0.80	1.00	44
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

19.34	2.02	191	0.69	1.06	0.76	44
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

19.15	2.04	24,769	0.54	1.21	0.60	44
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145

19.00	2.06	1,532,011	0.44	1.29	0.49	44
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Six Months Ended December 31, 2021 (Unaudited)	$36.38	$0.23		$2.60	$2.83	$(0.23)	$(8.75)	$(8.98)
Year Ended June 30, 2021	25.83	0.42		11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55	(f)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)

Class C
Six Months Ended December 31, 2021 (Unaudited)	35.72	0.13		2.54	2.67	(0.14)	(8.75)	(8.89)
Year Ended June 30, 2021	25.36	0.28		10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40	(f)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)

Class I
Six Months Ended December 31, 2021 (Unaudited)	36.72	0.27		2.63	2.90	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.79	0.50		11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62	(f)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	35.99	0.16		2.57	2.73	(0.17)	(8.75)	(8.92)
Year Ended June 30, 2021	25.55	0.33		11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47	(f)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	36.78	0.28		2.64	2.92	(0.28)	(8.75)	(9.03)
Year Ended June 30, 2021	25.66	0.59		11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67	(f)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	36.78	0.31		2.62	2.93	(0.29)	(8.75)	(9.04)
Year Ended June 30, 2021	26.06	0.57		11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70	(f)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.23	8.43%	$60,402	0.73%	1.23%		0.97%	47%
36.38	45.65	61,187	0.83	1.37		0.99	72
25.83	(9.96)	49,876	0.83	1.88	(f)	0.95	79
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81

29.50	8.12	10,260	1.23	0.73		1.48	47
35.72	45.02	11,211	1.33	0.91		1.50	72
25.36	(10.46)	11,038	1.33	1.37	(f)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81

30.60	8.55	124,275	0.49	1.47		0.72	47
36.72	47.54	127,530	0.59	1.62		0.74	72
25.79	(10.69)	113,316	0.59	2.01	(f)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81

29.80	8.23	2,978	1.09	0.87		1.41	47
35.99	45.36	3,000	1.09	1.08		1.34	72
25.55	(10.24)	2,664	1.09	1.62	(f)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81

30.67	8.59	4,479	0.44	1.53		0.58	47
36.78	48.74	4,053	0.44	1.91		0.59	72
25.66	(11.16)	4,269	0.44	2.16	(f)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81

30.67	8.63	44,058	0.34	1.65		0.47	47
36.78	46.60	69,298	0.34	1.82		0.49	72
26.06	(9.68)	74,603	0.34	2.37	(f)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$21.51	$0.03	$2.70	$2.73	$(0.03)	$(2.23)	$(2.26)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	2.57	2.68	(0.11)	(0.53)	(0.64)

Class C
Six Months Ended December 31, 2021 (Unaudited)	20.61	(0.03)	2.59	2.56	—	(2.23)	(2.23)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	2.49	2.53	(0.04)	(0.53)	(0.57)

Class I
Six Months Ended December 31, 2021 (Unaudited)	21.59	0.06	2.70	2.76	(0.05)	(2.23)	(2.28)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	2.57	2.71	(0.14)	(0.53)	(0.67)

Class L
Six Months Ended December 31, 2021 (Unaudited)	21.63	0.07	2.72	2.79	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	2.58	2.74	(0.16)	(0.53)	(0.69)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	21.26	— (f)	2.66	2.66	— (f)	(2.23)	(2.23)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	2.55	2.62	(0.07)	(0.53)	(0.60)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	21.42	0.03	2.68	2.71	(0.03)	(2.23)	(2.26)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (g) through June 30, 2017	14.11	0.08	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	21.55	0.06	2.70	2.76	(0.05)	(2.23)	(2.28)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (g) through June 30, 2017	14.15	0.13	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	21.64	0.07	2.72	2.79	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	2.57	2.74	(0.17)	(0.53)	(0.70)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	21.69	0.08	2.73	2.81	(0.08)	(2.23)	(2.31)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	2.58	2.76	(0.18)	(0.53)	(0.71)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.98	12.84%	$1,919,539	0.94%	0.23%	0.98%	26%
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86

20.94	12.58	434,291	1.44	(0.27)	1.47	26
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86

22.07	12.98	2,089,254	0.69	0.48	0.72	26
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86

22.12	13.08	2,028,197	0.54	0.63	0.57	26
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86

21.69	12.68	283,095	1.19	(0.02)	1.22	26
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86

21.87	12.80	192,664	0.94	0.23	0.97	26
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

22.03	13.00	67,096	0.69	0.48	0.72	26
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

22.13	13.07	1,166,317	0.54	0.63	0.57	26
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86

22.19	13.15	14,334,112	0.44	0.73	0.47	26
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$73.40	$(0.01)	$9.31	$9.30	$—	$(14.78)	$(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63 (f)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23	10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22	8.27	8.49	(0.26)	—	(0.26)

Class C
Six Months Ended December 31, 2021 (Unaudited)	71.55	(0.20)	9.05	8.85	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)	10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	— (g)	8.13	8.13	(0.04)	—	(0.04)

Class I
Six Months Ended December 31, 2021 (Unaudited)	75.08	0.09	9.53	9.62	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79 (f)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38	10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34	8.40	8.74	(0.39)	—	(0.39)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	71.18	(0.10)	9.01	8.91	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48 (f)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09	10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11	8.12	8.23	(0.23)	—	(0.23)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	73.80	0.14	9.37	9.51	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86 (f)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46	10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42	8.29	8.71	(0.46)	—	(0.46)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	73.81	0.18	9.37	9.55	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91 (f)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51	10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44	8.29	8.73	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively,and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$67.92	13.00%	$130,083	0.84%	(0.03)%		0.90%	28%
73.40	40.08	119,893	0.84	(0.01)		0.90	64
57.64	15.11	94,017	0.84	1.15	(f)	0.94	96
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68

65.62	12.70	31,372	1.34	(0.53)		1.40	28
71.55	39.44	30,159	1.34	(0.50)		1.40	64
56.26	14.50	31,216	1.34	0.65	(f)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(h)	1.67	68

69.80	13.14	179,611	0.59	0.22		0.65	28
75.08	40.46	164,959	0.59	0.25		0.65	64
58.80	15.38	141,497	0.59	1.40	(f)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68

65.31	12.85	49,184	1.09	(0.28)		1.21	28
71.18	39.73	45,629	1.09	(0.26)		1.21	64
56.08	14.84	40,305	1.09	0.90	(f)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68

68.34	13.24	149,622	0.44	0.36		0.50	28
73.80	40.57	166,478	0.44	0.39		0.50	64
57.93	15.63	189,889	0.44	1.55	(f)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68

68.30	13.29	803,672	0.34	0.47		0.40	28
73.81	40.70	780,470	0.34	0.50		0.40	64
57.93	15.76	617,458	0.34	1.65	(f)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$26.84	$(0.06)	$3.29	$3.23	$—	$(6.78)	$(6.78)
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (i)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (i)	5.54	5.54	(0.01)	(1.24)	(1.25)

Class C
Six Months Ended December 31, 2021 (Unaudited)	24.01	(0.11)	2.93	2.82	—	(6.78)	(6.78)
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)

Class I
Six Months Ended December 31, 2021 (Unaudited)	27.53	(0.02)	3.38	3.36	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	25.27	(0.10)	3.09	2.99	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	27.78	(0.02)	3.42	3.40	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	27.75	— (i)	3.41	3.41	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	— (i)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (k) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.11% and 1.25% for the six months ended December 31, 2021, 1.10% and 1.25% for the year ended June 30, 2021, 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30,2019, 1.15% and 1.40% for the year ended June 30, 2018 and 1.25% and 1.43% for the year ended June 30, 2017, for Class C are 1.60% and 1.75% for the six months ended December 31, 2021, 1.59% and 1.74% for the year ended June 30, 2021, 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018 and 1.75% and 1.94% for the year ended June 30, 2017, for Class I are 0.86% and 1.00% for the six months ended December 31, 2021, 0.85% and 0.99% for the year ended June 30, 2021, 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018 and 0.98% and 1.16% for the year ended June 30, 2017, for Class R2 are 1.45% and 1.51% for the six months ended December 31, 2021, 1.45% and 1.50% for the year ended June 30, 2021, 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018 and 1.50% and 1.76% for the year ended June 30, 2017, for Class R5 are 0.80% and 0.84% for the six months ended December 31, 2021, 0.80% and 0.84% for the year ended June 30, 2021, 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018 and 0.80% and 0.96% for the year ended June 30, 2017 and for Class R6 are 0.70% and 0.74% for the six months ended December 31, 2021, 0.70% and 0.74% for the year ended June 30, 2021, 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Interest expense on securities sold short is 0.07%.
(h)	Interest expense on securities sold short is 0.16%.
(i)	Amount rounds to less than $0.005.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (c)	Portfolio turnover rate (including securities sold short) (c)

$23.29	12.52%	$353,418	1.87	%(g)	(0.42)%	2.01%	28%	42%
26.84	42.30	335,206	1.94	(h)	(0.39)	2.09	57	96
24.58	11.66	267,701	1.92		0.19	2.08	85	134
27.51	6.84	678,071	1.91		0.22	2.16	98	148
30.10	13.16	772,656	2.01		0.01	2.26	110	161
30.35	21.64	791,067	2.20		0.00 (j)	2.39	94	131

20.05	12.28	39,493	2.36	(g)	(0.91)	2.51	28	42
24.01	41.55	36,784	2.43	(h)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42		(0.32)	2.58	85	134
25.88	6.31	108,332	2.42		(0.29)	2.67	98	148
28.65	12.58	158,677	2.50		(0.50)	2.75	110	161
29.21	21.05	201,031	2.70		(0.50)	2.89	94	131

24.11	12.68	1,713,370	1.62	(g)	(0.17)	1.76	28	42
27.53	42.65	1,702,566	1.69	(h)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67		0.40	1.83	85	134
27.94	7.11	4,740,691	1.67		0.46	1.91	98	148
30.51	13.46	6,169,553	1.75		0.27	2.00	110	161
30.66	21.95	8,075,047	1.94		0.27	2.12	94	131

21.48	12.35	6,199	2.21	(g)	(0.76)	2.27	28	42
25.27	41.77	5,838	2.29	(h)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27		(0.13)	2.34	85	134
26.62	6.45	5,304	2.27		(0.14)	2.45	98	148
29.31	12.81	6,528	2.31		(0.30)	2.52	110	161
29.74	21.33	6,207	2.45		(0.24)	2.71	94	131

24.40	12.72	36,903	1.56	(g)	(0.11)	1.60	28	42
27.78	42.75	34,191	1.64	(h)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62		0.46	1.67	85	134
28.08	7.14	99,113	1.62		0.51	1.76	98	148
30.65	13.57	126,084	1.65		0.37	1.85	110	161
30.81	22.18	168,526	1.76		0.47	1.92	94	131

24.38	12.77	496,419	1.46	(g)	0.00 (j)	1.50	28	42
27.75	42.86	536,661	1.54	(h)	0.01	1.58	57	96
25.18	12.10	491,414	1.52		0.58	1.57	85	134
28.07	7.30	787,497	1.52		0.59	1.67	98	148
30.63	6.10	1,795,125	1.54		0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$36.46	$0.13	$4.15	$4.28	$(0.14)	$(4.40)	$—	$(4.54)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	—	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	—	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)

Class I
Six Months Ended December 31, 2021 (Unaudited)	36.89	0.18	4.18	4.36	(0.18)	(4.40)	—	(4.58)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	—	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	36.84	0.20	4.17	4.37	(0.20)	(4.40)	—	(4.60)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	—	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.20	12.00%	$174,486	0.60%	0.68%	0.84%	15%
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40

36.67	12.11	777,828	0.35	0.93	0.59	15
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40

36.61	12.15	5,029,498	0.25	1.04	0.34	15
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$59.20	$0.18	$6.88	$7.06	$(0.23)	$(2.21)	$(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29	6.20	6.49	(0.34)	—	(0.34)

Class C
Six Months Ended December 31, 2021 (Unaudited)	57.87	0.02	6.72	6.74	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11	6.06	6.17	(0.14)	—	(0.14)

Class I
Six Months Ended December 31, 2021 (Unaudited)	59.71	0.26	6.93	7.19	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38	6.25	6.63	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	59.69	0.28	6.93	7.21	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$63.82	12.00%	$37,610	0.64%	0.57%	1.05%	21%
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38
39.35	19.64	7,943	1.08	0.80	2.29	53

62.40	11.70	5,257	1.14	0.07	1.56	21
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38
38.51	19.02	5,063	1.58	0.30	2.79	53

64.35	12.13	118,558	0.39	0.82	0.80	21
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38
39.59	19.95	5,038	0.83	1.04	2.03	53

64.33	12.17	36,677	0.34	0.87	0.55	21
59.69	29.93	25,156	0.34	1.05	0.70	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$64.61	$0.33	$4.04	$4.37	$(0.40)	$(1.21)	$(1.61)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)

Class C
Six Months Ended December 31, 2021 (Unaudited)	57.32	0.15	3.57	3.72	(0.28)	(1.21)	(1.49)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)

Class I
Six Months Ended December 31, 2021 (Unaudited)	68.55	0.45	4.28	4.73	(0.47)	(1.21)	(1.68)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	64.73	0.25	4.03	4.28	(0.34)	(1.21)	(1.55)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	68.41	0.36	4.26	4.62	(0.44)	(1.21)	(1.65)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	68.60	0.43	4.29	4.72	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	69.09	0.55	4.26	4.81	(0.54)	(1.21)	(1.75)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	69.10	0.54	4.31	4.85	(0.56)	(1.21)	(1.77)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$67.37	6.84%	$616,087	0.94%	1.00%	1.03%	20%
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28

59.55	6.57	51,032	1.44	0.51	1.51	20
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28

71.60	6.98	1,109,734	0.69	1.26	0.75	20
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28

67.46	6.69	3,434	1.19	0.75	1.26	20
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28

71.38	6.83	9,769	0.94	1.03	1.01	20
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

71.62	6.97	297	0.69	1.21	0.76	20
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

72.15	7.04	3,660	0.54	1.52	0.61	20
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28

72.18	7.11	362,767	0.44	1.50	0.50	20
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 15 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund(1)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Intrepid Value Fund changed its name to JPMorgan U.S. Applied Data Science Value Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

150	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

All share classes of Hedged Equity Fund are publicly offered on a limited basis. JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$144,454	$—	$—	$144,454

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$51,168,247	$—	$—	$51,168,247

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$1,756,321	$—	$—	$1,756,321
Equity-Linked Notes	—	344,462	—	344,462
Short-Term Investments
Investment Companies	7,184	—	—	7,184

Total Investments in Securities	$1,763,505	$344,462	$—	$2,107,967

Appreciation in Other Financial Instruments
Futures Contracts	$15	$—	$—	$15

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$20,626,232	$—	$—	$20,626,232

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,808	$—	$—	$5,808
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(254,958)	—	—	(254,958)
Put Options Written	(89,805)	—	—	(89,805)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(338,955)	$—	$—	$(338,955)

(a)	Please refer to the SOI for specifics of portfolio holdings.

152	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,069,681	$—	$—	$4,069,681

Appreciation in Other Financial Instruments
Futures Contracts (a)	$698	$—	$—	$698

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(64,012)	—	—	(64,012)
Put Options Written	(2,195)	—	—	(2,195)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(65,509)	$—	$—	$(65,509)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,368,859	$—	$—	$2,368,859

Appreciation in Other Financial Instruments
Futures Contracts (a)	$433	$—	$—	$433

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(55,687)	—	—	(55,687)
Put Options Written	(3,704)	—	—	(3,704)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(58,958)	$—	$—	$(58,958)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,072,945	$—	$—	$41,072,945

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,161,173	$—	$—	$3,161,173

(a)	Please refer to the SOI for specifics of portfolio holdings.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$246,140	$—	$—	$246,140

Appreciation in Other Financial Instruments
Futures Contracts (a)	$100	$—	$—	$100

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$22,671,106	$—	$—	$22,671,106

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,467	$—	$—	$5,467

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,346,479	$—	$—	$1,346,479

Appreciation in Other Financial Instruments
Futures Contracts (a)	$513	$—	$—	$513

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,220,883	$—	$—	$3,220,883

Total Liabilities for Securities Sold Short (a)	$(572,510)	$—	$—	$(572,510)

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,981,483	$—	$—	$5,981,483

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,105	$—	$—	$1,105

(a)	Please refer to the SOI for specifics of portfolio holdings.

154	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$197,589	$—	$—	$197,589

Appreciation in Other Financial Instruments
Futures Contracts (a)	$34	$—	$—	$34

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,171,489	$—	$—	$2,171,489

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of December 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$134,368	$(134,368)	$—
Large Cap Value Fund	36,685	(36,685)	—
U.S. Equity Fund	64,031	(64,031)	—
U.S. GARP Equity Fund	3,562	(3,562)	—
U.S. Sustainable Leaders Fund	532	(532)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended December 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Equity Income Fund	$—	(a)
Large Cap Growth Fund	10
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	—	(a)
U.S. Equity Fund	2
U.S. GARP Equity Fund	—	(a)
U.S. Sustainable Leaders Fund	—	(a)
U.S. Value Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Equity Focus Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$3,582	$10,962	$10,569	$—	(c)	$—	(c)	$3,975	3,974	$1	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

156	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

Equity Income Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,108,433	$3,230,672	$3,303,997	$61	$(183)	$1,034,986	1,034,572	$398	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

Equity Premium Income Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$43,928	$1,503,918	$1,540,660	$(2)	$—	(c)	$7,184	7,181	$12	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

Hedged Equity Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$312,969	$1,864,040	$880,027	$—	$—	$1,296,982	1,296,982	$11	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

Hedged Equity 2 Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	$82,933	$1,891,506	$1,830,889	$—	$—	$143,550	143,550	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Hedged Equity 3 Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	$17,690	$1,249,877	$1,250,885	$—	$—	$16,682	16,682	$6	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

Large Cap Growth Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,501,233	$4,886,466	$6,095,394	$133		$(188)	$292,250	292,134	$418		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	314,119	924,800	1,122,000	(26	)*	16	116,909	116,932	78	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	113,675	706,353	799,327	—		—	20,701	20,701	4	*	—

Total	$1,929,027	$6,517,619	$8,016,721	$107		$(172)	$429,860		$500		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$57,325	$1,281,130	$1,335,305	$(4)	$—	(c)	$3,146	3,145	$16		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	7,897	277,000	255,000	(3)*	—	(c)	29,894	29,901	14	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	23,462	77,545	93,113	—	—		7,894	7,894	1	*	—

Total	$88,684	$1,635,675	$1,683,418	$(7)	$—	(c)	$40,934		$31		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

158	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

U.S. Applied Data Science Value Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$9,182	$11,480	$15,393	$—	(c)	$—	(c)	$5,269	5,267	$2		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	468	468	—		—		—	—	—	*(c)	—

Total	$9,182	$11,948	$15,861	$—	(c)	$—	(c)	$5,269		$2		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$228,846	$2,599,678	$2,522,972	$(26)	$—	(c)	$305,526	305,404	$82		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	26,995	373,000	344,995	(8)*	3		54,995	55,006	10	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	3,506	357,504	350,801	—	—		10,209	10,209	1	*	—

Total	$259,347	$3,330,182	$3,218,768	$(34)	$3		$370,730		$93		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$31,110	$99,954	$114,026	$(2)	$(1)	$17,035	17,029	$9		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,994	23,000	24,994	— (c)	— (c)	—	—	1	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	915	23,289	20,545	—	—	3,659	3,659	—	*(c)	—

Total	$34,019	$146,243	$159,565	$(2)	$(1)	$20,694		$10		$—

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$11,580	$275,896	$268,919	$(1)	$—	(c)	$18,556	18,549	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

U.S. Research Enhanced Equity Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$66,914	$637,406	$630,824	$(2)	$—	(c)	$73,494	73,464	$20	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

U.S. Sustainable Leaders Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$4,580	$54,422	$56,426	$(1)	$(1)	$2,574	2,573	$1		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	2,982	2,438	—	—	544	544	—	*(c)	—

Total	$4,580	$57,404	$58,864	$(1)	$(1)	$3,118		$1		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

160	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

U.S. Value Fund
For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$38,028	$822,021	$794,040	$(5)	$—	(c)	$66,004	65,978	$17	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Futures Contracts — Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

H. Summary of Derivatives Information

Derivatives Volume

The table below discloses the volume of the Funds’ options and futures contracts activity during the six months ended December 31, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Equity Premium Income Fund	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts
Average Notional Balance Long	$20,897	$364,232	$52,571	$20,817	$5,193	$148,722	$25,008	$1,794	$55,615	$2,679
Ending Notional Balance Long	17,368	520,553	31,167	17,368	5,234	193,423	16,654	—	68,519	2,899

Exchange-Traded Options:
Average Number of Contracts Purchased	—	42,758	5,538	2,995	—	—	—	—	—	—
Average Number of Contracts Written	—	85,515	11,075	5,989	—	—	—	—	—	—
Ending Number of Contracts Purchased	—	40,728	8,281	4,939	—	—	—	—	—	—
Ending Number of Contracts Written	—	81,456	16,562	9,878	—	—	—	—	—	—

The Funds’ derivatives contracts held at December 31, 2021 are not accounted for as hedging instruments under GAAP.

I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt

162	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of December 31, 2021, Equity Premium Income Fund had outstanding ELNs as listed on the SOI.

J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of December 31, 2021, Large Cap Core Plus Fund had outstanding short sales as listed on its SOI.

K. Offering and Organization Costs — Total offering costs of $104 and $104 incurred in connection with the offering of shares of Hedged Equity 2 Fund and Hedged Equity 3 Fund are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, are recorded as an expense at the time the Funds commenced operations. For the six months ended December 31, 2021, total offering costs amortized were $52 and $52, respectively.

L. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

M. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2021 are as follows:

	Class A		Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$—	(a)	$1	n/a	n/a		n/a		n/a		n/a		$—	(a)	$2
Equity Income Fund
Transfer agency fees	28		26		213	n/a	$6		$4		$2		$16		157		452
Equity Premium Income Fund
Transfer agency fees	3		2		23	n/a	n/a		n/a		n/a		—	(a)	—	(a)	28
Hedged Equity Fund
Transfer agency fees	13		6		90	n/a	n/a		n/a		n/a		—	(a)	16		125
Hedged Equity 2 Fund
Transfer agency fees	1		1		9	n/a	n/a		n/a		n/a		—	(a)	2		13
Hedged Equity 3 Fund
Transfer agency fees	—	(a)	—	(a)	6	n/a	n/a		n/a		n/a		—	(a)	—	(a)	6
Large Cap Growth Fund
Transfer agency fees	186		12		66	n/a	5		2		2		7		99		379
Large Cap Value Fund
Transfer agency fees	15		2		123	n/a	2		—	(a)	—	(a)	1		10		153
U.S. Applied Data Science Value Fund
Transfer agency fees	1		—	(a)	2	n/a	3		n/a		n/a		—	(a)	1		7
U.S. Equity Fund
Transfer agency fees	45		6		19	$27	4		2		—	(a)	5		58		166
U.S. GARP Equity Fund
Transfer agency fees	4		—	(a)	3	n/a	14		n/a		n/a		1		3		25
U.S. Large Cap Core Plus Fund
Transfer agency fees	5		1		26	n/a	1		n/a		n/a		—	(a)	2		35
U.S. Research Enhanced Equity Fund
Transfer agency fees	6		n/a		7	n/a	n/a		n/a		n/a		n/a		20		33
U.S. Sustainable Leaders Fund
Transfer agency fees	1		—	(a)	2	n/a	n/a		n/a		n/a		n/a		—	(a)	3
U.S. Value Fund
Transfer agency fees	68		1		8	n/a	—	(a)	—	(a)	—	(a)	—	(a)	2		79

(a)	Amount rounds to less than one thousand.

N. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

164	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.075%, 0.033%, 0.075%, 0.063%, 0.075%, 0.075%, 0.039%, 0.075%, 0.075%, 0.061%, 0.075%, 0.038%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2021, JPMDS retained the following:

	Front-End Sales Charge		CDSC
Equity Focus Fund	$2		$—
Equity Income Fund	231		—	(a)
Equity Premium Income Fund	269		—
Hedged Equity Fund	23		—	(a)
Hedged Equity 2 Fund	95		—	(a)
Hedged Equity 3 Fund	41		—
Large Cap Growth Fund	310		—	(a)
Large Cap Value Fund	19		—	(a)
U.S. Applied Data Science Value Fund	—	(a)	—
U.S. Equity Fund	129		—
U.S. GARP Equity Fund	3		—
U.S. Large Cap Core Plus Fund	9		—	(a)
U.S. Research Enhanced Equity Fund	—	(a)	—
U.S. Sustainable Leaders Fund	9		—
U.S. Value Fund	60		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

166	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds (excluding Equity Income Fund) to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a	n/a	n/a	n/a	n/a	0.60%
Equity Premium Income Fund	0.85		1.35		0.60		n/a	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85		1.35		0.60		n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85		1.35		0.60		n/a	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85		1.35		0.60		n/a	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.83	(1)	1.33	(1)	0.59	(1)	n/a	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94		1.44		0.69		n/a	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84		1.34		0.59		n/a	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a	1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64		1.14		0.39		n/a	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94		1.44		0.69		n/a	1.19	0.94	0.69	0.54	0.44

(1)	Effective July 1, 2021, the contractual expense limitations changed to 0.73%, 1.23% and 0.49% for Class A, Class C and Class I Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

For the six months ended December 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2021 were as follows:

	Contractual Waivers				Contractual Reimbursements
	Investment Advisory Fees	Administration Fees	Service Fees	Total
Equity Focus Fund	$41	$27	$1	$69	$—
Equity Income Fund	3	—	—	3	—
Equity Premium Income Fund	57	38	23	118	—	(a)
Hedged Equity Fund	—	—	—	—	—
Hedged Equity 2 Fund	28	18	11	57	54
Hedged Equity 3 Fund	38	24	5	67	52
Large Cap Growth Fund	7,364	4,904	188	12,456	—
Large Cap Value Fund	553	369	151	1,073	6
U.S. Applied Data Science Value Fund	94	63	109	266	1
U.S. Equity Fund	1,980	1,319	81	3,380	58
U.S. GARP Equity Fund	233	155	20	408	—
U.S. Large Cap Core Plus Fund	335	223	1,097	1,655	2
U.S. Research Enhanced Equity Fund	1,423	947	690	3,060	—
U.S. Sustainable Leaders Fund	98	54	122	274	—
U.S. Value Fund	337	225	73	635	1

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Equity Focus Fund	$2
Equity Income Fund	525
Equity Premium Income Fund	18
Hedged Equity Fund	96
Hedged Equity 2 Fund	12
Hedged Equity 3 Fund	7
Large Cap Growth Fund	617
Large Cap Value Fund	28
U.S. Applied Data Science Value Fund	3
U.S. Equity Fund	107
U.S. GARP Equity Fund	12
U.S. Large Cap Core Plus Fund	12
U.S. Research Enhanced Equity Fund	27
U.S. Sustainable Leaders Fund	2
U.S. Value Fund	21

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2021, Hedged Equity Fund, Hedged Equity 2 Fund, Large Cap Growth Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$21,931	$21,301	$—	$—
Equity Income Fund	4,218,772	2,549,258	—	—
Equity Premium Income Fund	2,492,797	1,350,701	—	—
Hedged Equity Fund	3,030,903	4,073,493	—	—
Hedged Equity 2 Fund	2,591,993	322,751	—	—
Hedged Equity 3 Fund	1,763,347	163,567	—	—
Large Cap Growth Fund	9,694,628	8,246,074	—	—
Large Cap Value Fund	1,552,468	2,726,943	—	—
U.S. Applied Data Science Value Fund	115,080	160,044	—	—
U.S. Equity Fund	5,493,964	5,355,908	—	—
U.S. GARP Equity Fund	362,477	470,763	—	—
U.S. Large Cap Core Plus Fund	917,329	1,357,547	365,807	470,702
U.S. Research Enhanced Equity Fund	1,097,065	796,307	—	—
U.S. Sustainable Leaders Fund	97,180	30,024	—	—
U.S. Value Fund	675,900	343,816	—	—

During the six months ended December 31, 2021, there were no purchases or sales of U.S. Government securities.

168	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$88,724	$57,158	$1,428	$55,730
Equity Income Fund	34,216,460	17,216,322	264,535	16,951,787
Equity Premium Income Fund	1,916,578	206,130	14,726	191,404
Hedged Equity Fund	13,026,609	7,299,063	38,395	7,260,668
Hedged Equity 2 Fund	3,719,068	394,370	109,266	285,104
Hedged Equity 3 Fund	2,151,309	236,506	77,914	158,592
Large Cap Growth Fund	24,482,064	16,745,761	154,880	16,590,881
Large Cap Value Fund	2,662,936	527,688	29,451	498,237
U.S. Applied Data Science Value Fund	194,000	53,773	1,533	52,240
U.S. Equity Fund	12,917,584	9,851,171	92,182	9,758,989
U.S. GARP Equity Fund	733,912	621,793	8,713	613,080
U.S. Large Cap Core Plus Fund*	1,066,857	1,636,783	55,267	1,581,516
U.S. Research Enhanced Equity Fund	3,081,247	2,911,718	10,377	2,901,341
U.S. Sustainable Leaders Fund	156,539	41,805	721	41,084
U.S. Value Fund	1,545,198	633,341	7,050	626,291

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

As of June 30, 2021, the following Funds had net capital loss carryforwards:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Equity Premium Income Fund	$33,857	*	$—
Hedged Equity Fund	239,515		291,140
Hedged Equity 2 Fund	7,867	*	12,060	*
Hedged Equity 3 Fund	4,547		7,258

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 the following net capital losses of:

	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Hedged Equity Fund	$582,316	$1,228,621	$—
Large Cap Growth Fund	—	—	22,352
U.S. Large Cap Core Plus Fund	—	—	2,396

During the year ended June 30, 2021, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Large Cap Value Fund	$24,093	$—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2021. Average borrowings from the Facility during the six months ended December 31, 2021, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Value Fund	$47,781	0.81%	1	$1

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	63.7%	1	20.1%
Equity Income Fund	1	10.9	2	29.6
Equity Premium Income Fund	1	48.4	1	10.8
Hedged Equity Fund	—	—	2	38.1
Hedged Equity 2 Fund	1	16.8	3	39.6
Hedged Equity 3 Fund	1	21.7	2	22.6
Large Cap Growth Fund	—	—	2	28.2
Large Cap Value Fund	1	14.4	1	13.4
U.S. Applied Data Science Value Fund	—	—	2	24.6
U.S. Equity Fund	—	—	1	13.2
U.S. GARP Equity Fund	3	45.4	—	—

170	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
U.S. Large Cap Core Plus Fund	1	26.6%	1	14.3%
U.S. Research Enhanced Equity Fund	—	—	1	15.7
U.S. Sustainable Leaders Fund	—	—	4	63.6
U.S. Value Fund	—	—	1	20.5

As of December 31, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	31.3%	n/a
U.S. Equity Fund	n/a	19.6%
U.S. GARP Equity Fund	55.0	n/a
U.S. Research Enhanced Equity Fund	18.2	34.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	171

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,086.40	$5.78	1.10%
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class C
Actual	1,000.00	1,083.40	8.40	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class I
Actual	1,000.00	1,087.70	4.47	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R6
Actual	1,000.00	1,089.10	3.16	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	1,075.50	4.97	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class C
Actual	1,000.00	1,072.10	7.57	1.45
Hypothetical	1,000.00	1,017.90	7.38	1.45
Class I
Actual	1,000.00	1,076.70	3.66	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R2
Actual	1,000.00	1,073.50	6.32	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R3
Actual	1,000.00	1,075.50	4.97	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95

172	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual	$1,000.00	$1,076.30	$3.66	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R5
Actual	1,000.00	1,077.40	2.88	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R6
Actual	1,000.00	1,078.10	2.36	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,086.00	4.47	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,083.30	7.09	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,087.40	3.16	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,088.20	2.37	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,088.70	1.84	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,040.80	4.27	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Class C
Actual	1,000.00	1,038.20	6.83	1.33
Hypothetical	1,000.00	1,018.50	6.77	1.33
Class I
Actual	1,000.00	1,042.00	2.99	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R5
Actual	1,000.00	1,043.10	2.21	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class R6
Actual	1,000.00	1,043.20	1.70	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33

JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	1,071.30	4.44	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,069.20	7.04	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,072.90	3.13	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	173

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class R5
Actual	$1,000.00	$1,074.10	$2.35	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,074.60	1.83	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	1,059.70	4.41	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class C
Actual	1,000.00	1,056.80	7.00	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class I
Actual	1,000.00	1,061.20	3.12	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class R5
Actual	1,000.00	1,062.30	2.34	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class R6
Actual	1,000.00	1,062.90	1.82	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35

JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,085.20	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,082.40	7.56	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,086.50	3.63	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,083.90	6.25	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,085.10	4.94	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,086.50	3.63	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,087.50	2.84	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,087.90	2.32	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	1,018.80	4.73	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93

174	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class C
Actual	$1,000.00	$1,016.20	$7.32	1.44%
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,019.40	3.51	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,016.80	6.05	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,018.60	4.78	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,020.20	3.51	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,020.40	2.75	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,020.60	2.24	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Actual	1,000.00	1,084.30	3.84	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class C
Actual	1,000.00	1,081.20	6.45	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class I
Actual	1,000.00	1,085.50	2.58	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Class R2
Actual	1,000.00	1,082.30	5.72	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	1,085.90	2.31	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	1,086.30	1.79	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,128.40	5.04	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,125.80	7.72	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,129.80	3.70	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class L
Actual	1,000.00	1,130.80	2.90	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	175

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class R2
Actual	$1,000.00	$1,126.80	$6.38	1.19%
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,128.00	5.04	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,130.00	3.70	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,130.70	2.90	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,131.50	2.36	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	1,130.00	4.51	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class C
Actual	1,000.00	1,127.00	7.18	1.34
Hypothetical	1,000.00	1,018.45	6.82	1.34
Class I
Actual	1,000.00	1,131.40	3.17	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Class R2
Actual	1,000.00	1,128.50	5.85	1.09
Hypothetical	1,000.00	1,019.71	5.55	1.09
Class R5
Actual	1,000.00	1,132.40	2.36	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44
Class R6
Actual	1,000.00	1,132.90	1.83	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,125.20	10.02	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Class C
Actual	1,000.00	1,122.80	12.63	2.36
Hypothetical	1,000.00	1,013.31	11.98	2.36
Class I
Actual	1,000.00	1,126.80	8.68	1.62
Hypothetical	1,000.00	1,017.04	8.24	1.62
Class R2
Actual	1,000.00	1,123.50	11.83	2.21
Hypothetical	1,000.00	1,014.06	11.22	2.21
Class R5
Actual	1,000.00	1,127.20	8.36	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Class R6
Actual	1,000.00	1,127.70	7.83	1.46
Hypothetical	1,000.00	1,017.85	7.43	1.46

176	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	$1,000.00	$1,120.00	$3.21	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60
Class I
Actual	1,000.00	1,121.10	1.87	0.35
Hypothetical	1,000.00	1,023.44	1.79	0.35
Class R6
Actual	1,000.00	1,121.50	1.34	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25

JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	1,120.00	3.42	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Class C
Actual	1,000.00	1,117.00	6.08	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class I
Actual	1,000.00	1,121.30	2.09	0.39
Hypothetical	1,000.00	1,023.24	1.99	0.39
Class R6
Actual	1,000.00	1,121.70	1.82	0.34
Hypothetical	1,000.00	1,023.49	1.73	0.34

JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	1,068.40	4.90	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class C
Actual	1,000.00	1,065.70	7.50	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class I
Actual	1,000.00	1,069.80	3.60	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R2
Actual	1,000.00	1,066.90	6.20	1.19
Hypothetical	1,000.00	1,019.21	6.06	1.19
Class R3
Actual	1,000.00	1,068.30	4.90	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R4
Actual	1,000.00	1,069.70	3.60	0.69
Hypothetical	1,000.00	1,021.73	3.52	0.69
Class R5
Actual	1,000.00	1,070.40	2.82	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R6
Actual	1,000.00	1,071.10	2.30	0.44
Hypothetical	1,000.00	1,022.99	2.24	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	177

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

J.P. Morgan Large Cap Funds — JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U. S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreements for JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U. S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund, whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund

178	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered quality of the quality of administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased,

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(Unaudited) (continued)

no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based

180	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Income Fund’s performance for Class A shares was in the third, second and second quintiles based upon the Peer Group, and in the third, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the third, third and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and third quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Equity Premium Income Fund’s performance for Class A and Class R6 shares was in the third quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the third quintile based upon the Universe for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Hedged Equity Fund’s performance for Class A shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for both the one- and three-year periods ended December 31, 2020, and in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Large Cap Value Fund’s performance for Class A and Class I shares was in the first, second and first quintiles based upon the Peer Group, and in the first, third and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the first, second and first quintiles based upon the Universe for the one-, three-, and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Applied Data Science Value Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the third, fourth and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the third, third and fourth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Equity Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon the Peer Group and Universe, for each of the one-, three and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon

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(Unaudited) (continued)

these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. GARP Equity Fund’s performance for Class A and Class I shares was in the fifth, fifth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the fifth, fourth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the first, first and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for both the one- and three-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s performance for Class A shares was in the first, first and second quintiles based upon the Peer Group, and in the first, second and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first, first and second quintiles based upon both the Peer Group and Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the first, first and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the U.S. Sustainable Leaders Fund’s performance for Class A shares was in the first, third and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the first, first and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser, and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the U.S. Value Fund’s performance for Class A shares was in the second, second and first quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the second, first and first quintiles based upon the Peer Group and in the second, second and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the second, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

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Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Equity Focus Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Equity Premium Income Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Hedged Equity Fund’s net advisory fee and actual total expenses for Class A and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee and actual total expenses for Class I shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Large Cap Value Fund’s net advisory fee and actual total expenses for Class A shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were also in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares

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(Unaudited) (continued)

was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Applied Data Science Value Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for Class A shares was in the first and second quintile based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. GARP Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were also in the fifth and fourth quintiles based upon the Peer Group and

Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in fifth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Research Enhanced Equity Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Sustainable Leader Fund’s net advisory fee and actual total expenses for Class A, Class I and Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Value Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were also in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

184	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust I (“JPM I”)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Equity Focus Fund, Hedged Equity Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Votes Received (Amounts in thousands)
Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee

Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

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SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPMorgan Trust II (“JPM II”)

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen M. Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229

Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535

Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Dr. Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee

Robert F. Deutsch	289,562,178
In Favor	6,153,382
Withheld

Nina O. Shenker
In Favor	289,698,757
Withheld	6,016,803

186	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2021

JPMorgan Trust IV (“JPM IIV”)

JPM IV held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPM IV, including Equity Premium Income Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	2,308,022
Withheld	4,313

Steven P. Fisher
In Favor	2,309,583
Withheld	2,752

Gary L. French
In Favor	2,309,620
Withheld	2,715

Kathleen M. Gallagher
In Favor	2,309,789
Withheld	2,546

Robert J. Grassi
In Favor	2,309,623
Withheld	2,712

Frankie D. Hughes
In Favor	2,309,543
Withheld	2,791

Raymond Kanner
In Favor	2,309,644
Withheld	2,691

Thomas P. Lemke
In Favor	2,309,600
Withheld	2,735

Lawrence R. Maffia
In Favor	2,309,585
Withheld	2,750

Votes Received (Amounts in thousands)
Mary E. Martinez
In Favor	2,309,800
Withheld	2,534

Marilyn McCoy
In Favor	2,309,821
Withheld	2,514

Dr. Robert A. Oden, Jr.
In Favor	2,308,857
Withheld	3,478

Marian U. Pardo
In Favor	2,309,743
Withheld	2,591

Emily A. Youssouf
In Favor	2,309,749
Withheld	2,586

Interested Nominee

Robert F. Deutsch
In Favor	2,309,524
Withheld	2,811

Nina O. Shenker
In Favor	2,309,718
Withheld	2,616

DECEMBER 31, 2021	J.P. MORGAN LARGE CAP FUNDS	187

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-LCE-1221

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2021 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Overall, U.S. equity markets generated post positive returns in the second half of 2021 with continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Despite historically high equity valuations in the U.S., the S&P 500 Index posted at least one record-high closing in each month during the period. Notably, the emergence of the omicron variant of COVID-19 in the final months of 2021 led to higher volatility in financial markets and weighed on global petroleum prices.

The first months of the period saw strong upward momentum in U.S. equity prices after second quarter 2021 results showed record-high earnings and revenue from U.S. companies. However, equity markets ended the month of September lower amid investor concerns about global supply chain disruptions, inflationary pressure and the ongoing pandemic. Additionally, the U.S. Federal Reserve set an initial schedule for tapering off its monthly bond purchases and indicated it may raise interest rates in late 2022 or early 2023.

In October, oil prices began to rise and equity markets resumed their broad upward trajectory only to stall again in November and then ended December with higher returns. While a resurgence in pandemic infections raised investor concerns about the reimposition of some social restrictions and their potential impact on specific industries and individual companies, the economic backdrop remained positive overall with a strong labor market, surging corporate profits and a boom in U.S. consumer wealth.

Within mid cap equity, value stocks outperformed growth stocks. For the six months ended December 31, 2021, the S&P 500 Index returned 11.67% and the Russell Mid Cap Index returned 5.45%, the Russell Mid Cap Value Index returned 7.44% and the Russell Mid Cap Growth Index returned 2.07.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	9.22%
Russell 3000 Growth Index	11.66%

Net Assets as of 12/31/2021 (In Thousands)	$16,506,643

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the communication services and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was the leading contributor to relative performance.

Leading individual detractors from relative performance included the Funds overweight position in Roku Inc., its underweight position in Apple Inc. and its out-of-Benchmark position in Global Payments Inc. Shares of Roku, a television streaming platform, fell amid investor concerns about user growth trends and the company’s weaker-than-expected forecast for the fourth quarter of 2021. Shares of Apple, a provider of computers, mobile devices and related services, rose amid consecutive quarter of record earnings and strong demand for mobile devices. Shares of Global Payments, a digital payments platform provider, fell amid a general pullback in financial technology subsector stocks during the period and the company’s lower-than-expected forecast for full year 2021 results.

Leading individual contributors to relative performance included the Fund’s underweight position in Visa Inc. and its overweight positions in Advanced Micro Devices Inc. and Blackstone Inc. Shares of Visa, a credit card and digital payments processor not held in the Fund, fell late in the period after the company issued a weaker-than-expected forecast and amid investor concerns about the impact on consumer spending from the emergence of the omicron variant of COVID-19. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and sales for the third quarter of 2021 and issued a better-than-expected forecast for the fourth quarter of 2021. Shares of Blackstone, an investment management company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.8%
2.	Microsoft Corp.	7.3
3.	Alphabet, Inc., Class C	5.1
4.	Amazon.com, Inc.	4.5
5.	Tesla, Inc.	3.8
6.	NVIDIA Corp.	2.8
7.	Meta Platforms, Inc., Class A	2.1
8.	Home Depot, Inc. (The)	2.0
9.	Mastercard, Inc., Class A	1.9
10.	QUALCOMM, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	38.0%
Consumer Discretionary	16.6
Health Care	12.0
Industrials	11.0
Communication Services	9.7
Financials	6.9
Consumer Staples	1.9
Others (each less than 1.0%)	1.5
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge**		3.47%	15.50%	26.17%	20.45%
Without Sales Charge		9.22	21.89	27.53	21.10
CLASS C SHARES	May 1, 2006
With CDSC***		7.99	20.28	26.89	20.61
Without CDSC		8.99	21.28	26.89	20.61
CLASS I SHARES	May 1, 2006	9.36	22.16	27.84	21.36
CLASS R2 SHARES	July 31, 2017	9.09	21.56	27.20	20.79
CLASS R3 SHARES	May 31, 2017	9.23	21.89	27.54	21.10
CLASS R4 SHARES	May 31, 2017	9.38	22.19	27.84	21.39
CLASS R5 SHARES	January 8, 2009	9.46	22.35	28.03	21.57
CLASS R6 SHARES	December 23, 2013	9.51	22.50	28.17	21.67

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from December 31, 2011 to December 31, 2021. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.58%
Russell Midcap Index	5.45%

Net Assets as of 12/31/2021 (In Thousands)	$3,165,209

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s overweight position in the communication services sector and its security selection in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the industrials sector and its overweight position in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Roku Inc., Gap Inc. and Zynga Inc. Shares of Roku, a television streaming platform provider, fell amid investor concerns about user growth trends and the company’s weaker-than-expected forecast for the fourth quarter of 2021. Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid supply chain bottlenecks. Shares of Zynga, a video game developer, fell after the company issued a weaker-than-expected forecast amid slowing user growth.

Leading individual contributors to relative performance included the Fund’s underweight positions in Peloton Interactive Inc. and Twitter Inc., and its overweight position in AutoZone Inc. Shares of Peloton Interactive, an online exercise and stationary bicycles provider not held in the Fund, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and issued a weaker-than-expected forecast for the full year 2021. Shares of Twitter, a social media platform provider not held in the Fund, fell amid investor concerns about slowing user growth in the U.S. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, as well as large share repurchase programs during the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Fortune Brands Home & Security, Inc.	1.2%
2.	Ameriprise Financial, Inc.	1.1
3.	ITT, Inc.	1.0
4.	AMETEK, Inc.	1.0
5.	Constellation Brands, Inc., Class A	1.0
6.	AutoZone, Inc.	0.9
7.	Motorola Solutions, Inc.	0.9
8.	Huntington Bancshares, Inc.	0.9
9.	M&T Bank Corp.	0.9
10.	Discover Financial Services	0.9

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	17.3%
Financials	16.3
Industrials	15.2
Health Care	12.3
Consumer Discretionary	11.9
Real Estate	6.8
Utilities	4.6
Communication Services	4.2
Materials	3.1
Consumer Staples	2.8
Energy	2.6
Short-Term Investments	2.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge**		(1.03)%	13.48%	15.29%	14.64%
Without Sales Charge		4.45	19.76	16.54	15.26
CLASS C SHARES	November 2, 2009
With CDSC***		3.19	18.16	15.95	14.80
Without CDSC		4.19	19.16	15.95	14.80
CLASS I SHARES	January 1, 1997	4.58	20.06	16.84	15.62
CLASS R2 SHARES	March 14, 2014	4.30	19.46	16.24	15.04
CLASS R5 SHARES	March 14, 2014	4.66	20.23	17.01	15.73
CLASS R6 SHARES	March 14, 2014	4.70	20.34	17.12	15.80

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.02%
Russell Midcap Growth Index	2.07%

Net Assets as of 12/31/2021 (In Thousands)	$9,587,690

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s overweight position in the communication services sector and its security selection in the health care sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the information technology sector and its overweight position and security selection in the financials sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Roku Inc. and its underweight positions in Datadog Inc. and Fortinet Inc. Shares of Roku, a television streaming platform, fell amid investor concerns about user growth trends and the company’s weaker-than-expected forecast for the fourth quarter of 2021. Shares of Datadog, a provider of information technology monitoring and analytics systems not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021. Shares of Fortinet, a cybersecurity provider not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021.

Leading individual contributors to relative performance included the Fund’s underweight positions in Peloton Interactive Inc. and NovoCure Ltd. and its out-of-Benchmark position in Advanced Micro Devices Inc. Shares of Peloton Interactive, an online exercise and stationary bicycles provider, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 and issued a weaker-than-expected forecast for the full year 2021. Shares of NovoCure, a developer of treatments for cancerous tumors, fell after the company reported lower-than-expected earnings for both the second and third quarters of 2021. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and sales for the third quarter of 2021 and issued a better-than-expected forecast for the fourth quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Palo Alto Networks, Inc.	2.0%
2.	Trane Technologies plc	2.0
3.	Dexcom, Inc.	1.9
4.	Agilent Technologies, Inc.	1.7
5.	Copart, Inc.	1.6
6.	Old Dominion Freight Line, Inc.	1.6
7.	SolarEdge Technologies, Inc.	1.5
8.	Teradyne, Inc.	1.5
9.	Zebra Technologies Corp., Class A	1.5
10.	Synopsys, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Information Technology	31.1%
Health Care	20.0
Industrials	17.4
Consumer Discretionary	13.2
Financials	8.2
Communication Services	4.4
Consumer Staples	1.1
Others (each less than 1.0%)	1.6
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge**		(3.49)%	4.65%	21.32%	17.19%
Without Sales Charge		1.86	10.45	22.63	17.82
CLASS C SHARES	November 4, 1997
With CDSC***		0.59	8.89	22.01	17.35
Without CDSC		1.59	9.89	22.01	17.35
CLASS I SHARES	March 2, 1989	2.02	10.77	23.02	18.18
CLASS R2 SHARES	June 19, 2009	1.72	10.16	22.33	17.58
CLASS R3 SHARES	September 9, 2016	1.86	10.44	22.63	17.82
CLASS R4 SHARES	September 9, 2016	1.99	10.71	22.94	18.11
CLASS R5 SHARES	November 1, 2011	2.07	10.93	23.19	18.35
CLASS R6 SHARES	November 1, 2011	2.11	10.99	23.25	18.41

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	6.83%
Russell Midcap Value Index	7.44%

Net Assets as of 12/31/2021 (In Thousands)	$17,100,152

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Gap Inc. and Zynga Inc., and its underweight position in Marvell Technology Inc.

Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid supply chain bottlenecks. Shares of Zynga, a video game developer, fell after the company issued a weaker-than-expected forecast amid slowing user growth. Shares of Marvell Technology, a semiconductor manufacturer not held in the Fund, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 amid increased demand across the semiconductor industry.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Carlisle Cos. and Liberty Media Corp. - Liberty SiriusXM. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, as well as large share repurchase programs during the period. Shares of Carlisle, a construction and engineered materials manufacturer, rose after reporting better-than-expected earnings for both the second and third quarters of 2021. Shares of Liberty Media -SiriusXM, an operator of satellite radio platforms, rose after the company reported better-than-expected revenue for both the second and third quarters of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	AutoZone, Inc.	1.7%
2.	Ameriprise Financial, Inc.	1.6
3.	Huntington Bancshares, Inc.	1.6
4.	M&T Bank Corp.	1.6
5.	Laboratory Corp. of America Holdings	1.6
6.	Loews Corp.	1.6
7.	Motorola Solutions, Inc.	1.6
8.	Xcel Energy, Inc.	1.5
9.	Fifth Third Bancorp	1.5
10.	Carlisle Cos., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Financials	22.8%
Industrials	14.0
Real Estate	11.7
Consumer Discretionary	11.4
Utilities	8.1
Information Technology	7.3
Health Care	6.9
Materials	4.8
Consumer Staples	4.2
Communication Services	4.1
Energy	3.8
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		0.98%	22.70%	8.97%	11.88%
Without Sales Charge		6.58	29.49	10.15	12.48
CLASS C SHARES	April 30, 2001
With CDSC***		5.31	27.82	9.59	12.03
Without CDSC		6.31	28.82	9.59	12.03
CLASS I SHARES	October 31, 2001	6.71	29.80	10.43	12.76
CLASS L SHARES	November 13, 1997	6.83	30.08	10.68	13.03
CLASS R2 SHARES	November 3, 2008	6.43	29.12	9.87	12.19
CLASS R3 SHARES	September 9, 2016	6.56	29.46	10.15	12.48
CLASS R4 SHARES	September 9, 2016	6.71	29.80	10.42	12.76
CLASS R5 SHARES	September 9, 2016	6.79	29.98	10.59	12.98
CLASS R6 SHARES	September 9, 2016	6.85	30.11	10.70	13.04

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap Value Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	6.02%
Russell 3000 Value Index	6.54%

Net Assets as of 12/31/2021 (In Thousands)	$10,787,894

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the health care and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the real estate sector and its security selection in the communication services sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in Gap Inc., its underweight position in Pfizer Inc. and its out-of-Benchmark position in CommScope Holding Co. Shares of Gap, a retailer of brand name apparel, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021 amid supply chain bottlenecks. Shares of Pfizer, a pharmaceutical manufacturer, rose amid a resurgence in the pandemic in late 2021 and the U.S. Food and Drug Administration’s approval of the company’s COVID-19 pill. Shares of CommScope Holding, a communications infrastructure provider, fell after the company reported lower-than-expected earnings and revenue for the second and third quarter of 2021.

Leading individual contributors to relative performance included the Fund’s overweight position in AutoZone Inc. and its out-of-Benchmark positions in Murphy USA Inc. and AbbVie Inc. Shares of AutoZone, an automotive parts retailer, rose amid consecutive quarters of better-than-expected earnings and revenue, as well as large share repurchase programs during the period. Shares of Murphy USA, a gas station convenience store chain, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021, raised its quarterly dividend and unveiled a $1 billion share repurchase plan. Shares of AbbVie, a biopharmaceutical development company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 and raised its forecast for the full year 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	3.8%
2.	Berkshire Hathaway, Inc., Class B	2.5
3.	AbbVie, Inc.	2.2
4.	Wells Fargo & Co.	1.8
5.	Bristol-Myers Squibb Co.	1.7
6.	Capital One Financial Corp.	1.7
7.	Loews Corp.	1.7
8.	Travelers Cos., Inc. (The)	1.7
9.	Verizon Communications, Inc.	1.6
10.	M&T Bank Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Financials	29.1%
Health Care	12.9
Consumer Discretionary	9.3
Industrials	9.0
Real Estate	7.9
Communication Services	6.0
Energy	5.8
Consumer Staples	5.0
Information Technology	4.8
Utilities	3.9
Materials	3.0
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge**		0.24%	21.59%	9.22%	11.77%
Without Sales Charge		5.80	28.33	10.41	12.38
CLASS C SHARES	February 28, 2005
With CDSC***		4.52	26.66	9.86	11.92
Without CDSC		5.52	27.66	9.86	11.92
CLASS I SHARES	February 28, 2005	5.92	28.64	10.68	12.66
CLASS L SHARES	February 28, 2005	6.02	28.83	10.87	12.89
CLASS R2 SHARES	July 31, 2017	5.67	28.01	10.13	12.09
CLASS R3 SHARES	September 9, 2016	5.79	28.29	10.40	12.37
CLASS R4 SHARES	September 9, 2016	5.94	28.62	10.68	12.66
CLASS R5 SHARES	September 9, 2016	5.99	28.81	10.85	12.88
CLASS R6 SHARES	September 9, 2016	6.08	28.96	10.96	12.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000

Value Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Automobiles — 4.1%

Rivian Automotive, Inc., Class A * (a)	389	40,319

Tesla, Inc. *	603	637,088

		677,407

Banks — 2.0%

First Republic Bank	623	128,630

Signature Bank	314	101,682

SVB Financial Group *	141	95,904

		326,216

Beverages — 1.0%

Constellation Brands, Inc., Class A	677	169,865

Biotechnology — 3.9%

Alnylam Pharmaceuticals, Inc. *	647	109,683

Exact Sciences Corp. *	735	57,215

Exelixis, Inc. *	3,069	56,094

Horizon Therapeutics plc *	1,452	156,483

Natera, Inc. *	775	72,378

Regeneron Pharmaceuticals, Inc. *	292	184,345

		636,198

Building Products — 2.1%

Fortune Brands Home & Security, Inc.	1,239	132,402

Trane Technologies plc	1,037	209,442

		341,844

Capital Markets — 4.0%

BlackRock, Inc.	141	128,814

Blackstone, Inc.	1,610	208,292

Charles Schwab Corp. (The)	2,445	205,603

S&P Global, Inc.	247	116,801

		659,510

Commercial Services & Supplies — 1.0%

Copart, Inc. *	1,041	157,911

Communications Equipment — 0.6%

Arista Networks, Inc. *	646	92,878

Construction & Engineering — 1.1%

Quanta Services, Inc.	1,568	179,819

Consumer Finance — 0.4%

Discover Financial Services	565	65,241

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. * (a)	765	96,293

Electrical Equipment — 1.7%

AMETEK, Inc.	955	140,421

Generac Holdings, Inc. *	417	146,732

		287,153

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 1.8%

Keysight Technologies, Inc. *	768	158,674

Zebra Technologies Corp., Class A *	239	142,318

		300,992

Entertainment — 1.1%

ROBLOX Corp., Class A *	665	68,571

Roku, Inc. *	466	106,337

		174,908

Health Care Equipment & Supplies — 3.0%

Cooper Cos., Inc. (The)	282	118,283

Dexcom, Inc. *	278	149,242

Insulet Corp. *	195	51,897

Intuitive Surgical, Inc. *	494	177,668

		497,090

Health Care Providers & Services — 2.0%

McKesson Corp.	531	131,990

UnitedHealth Group, Inc.	383	192,154

		324,144

Hotels, Restaurants & Leisure — 2.3%

Airbnb, Inc., Class A *	246	41,027

Booking Holdings, Inc. *	69	164,933

DraftKings, Inc., Class A * (a)	1,957	53,761

Royal Caribbean Cruises Ltd. * (a)	1,504	115,657

		375,378

Household Durables — 0.6%

Garmin Ltd.	723	98,390

Insurance — 0.6%

Progressive Corp. (The)	1,000	102,636

Interactive Media & Services — 8.8%

Alphabet, Inc., Class C *	297	859,385

Bumble, Inc., Class A * (a)	1,789	60,588

Match Group, Inc. *	639	84,512

Meta Platforms, Inc., Class A *	1,064	357,875

Snap, Inc., Class A *	1,842	86,646

		1,449,006

Internet & Direct Marketing Retail — 4.6%

Amazon.com, Inc. *	227	758,426

IT Services — 4.3%

Global Payments, Inc.	799	108,075

Mastercard, Inc., Class A	891	320,073

MongoDB, Inc. *	229	121,167

PayPal Holdings, Inc. *	854	161,129

		710,444

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — 1.6%

Mettler-Toledo International, Inc. *	72	121,962

Thermo Fisher Scientific, Inc.	224	149,366

		271,328

Machinery — 2.1%

Deere & Co.	557	190,891

Ingersoll Rand, Inc.	2,645	163,624

		354,515

Metals & Mining — 0.7%

Freeport-McMoRan, Inc.	2,949	123,046

Oil, Gas & Consumable Fuels — 0.8%

EOG Resources, Inc.	1,563	138,797

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	399	147,608

Pharmaceuticals — 1.7%

Catalent, Inc. *	987	126,387

Jazz Pharmaceuticals plc *	698	88,901

Royalty Pharma plc, Class A	1,485	59,174

		274,462

Professional Services — 1.6%

Equifax, Inc.	522	152,892

IHS Markit Ltd.	896	119,051

		271,943

Road & Rail — 1.5%

Lyft, Inc., Class A *	2,439	104,207

Old Dominion Freight Line, Inc.	397	142,159

		246,366

Semiconductors & Semiconductor Equipment — 10.8%

Advanced Micro Devices, Inc. *	1,711	246,195

Entegris, Inc.	1,187	164,546

Lam Research Corp.	348	250,010

NVIDIA Corp.	1,568	461,226

QUALCOMM, Inc.	1,592	291,130

SolarEdge Technologies, Inc. *	601	168,579

Teradyne, Inc.	675	110,340

Wolfspeed, Inc. * (a)	785	87,760

		1,779,786

Software — 13.1%

Confluent, Inc., Class A * (a)	1,126	85,880

Crowdstrike Holdings, Inc., Class A *	357	73,131

HubSpot, Inc. *	220	145,018

Intuit, Inc.	175	112,273

Microsoft Corp.	3,616	1,216,244

Palo Alto Networks, Inc. *	277	154,411

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

ServiceNow, Inc. *	210	136,218

Synopsys, Inc. *	402	148,225

Zscaler, Inc. * (a)	317	101,728

		2,173,128

Specialty Retail — 3.5%

Burlington Stores, Inc. *	335	97,567

CarMax, Inc. *	630	82,057

Home Depot, Inc. (The)	818	339,289

National Vision Holdings, Inc. *	1,286	61,693

		580,606

Technology Hardware, Storage & Peripherals — 7.9%

Apple, Inc.	7,318	1,299,518

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	1,193	198,765

Total Common Stocks (Cost $7,909,340)		16,341,617

Short-Term Investments — 2.5%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $161,958)	161,908	161,973

Investment of Cash Collateral from Securities Loaned — 1.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	209,213	209,170

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	39,001	39,001

Total Investment of Cash Collateral from Securities Loaned (Cost $248,176)		248,171

Total Short-Term Investments (Cost $410,134)		410,144

Total Investments — 101.5% (Cost $8,319,474)		16,751,761
Liabilities in Excess of Other Assets — (1.5)%		(245,118)

NET ASSETS — 100.0%		16,506,643

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $241,385.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.1%

Aerospace & Defense — 0.2%

HEICO Corp., Class A	47	6,096

Airlines — 0.7%

Delta Air Lines, Inc. *	264	10,305

Frontier Group Holdings, Inc. *	306	4,146

Southwest Airlines Co. *	193	8,274

		22,725

Banks — 5.5%

Citizens Financial Group, Inc.	446	21,076

Fifth Third Bancorp	625	27,231

First Republic Bank	57	11,725

Huntington Bancshares, Inc.	1,860	28,677

M&T Bank Corp.	186	28,625

Regions Financial Corp.	1,020	22,238

Signature Bank	33	10,567

SVB Financial Group *	16	11,133

Zions Bancorp NA	228	14,399

		175,671

Beverages — 1.3%

Constellation Brands, Inc., Class A	122	30,506

Keurig Dr Pepper, Inc.	285	10,518

		41,024

Biotechnology — 2.4%

Agios Pharmaceuticals, Inc. * (a)	158	5,195

Alnylam Pharmaceuticals, Inc. *	85	14,419

Exact Sciences Corp. * (a)	129	10,054

Exelixis, Inc. *	339	6,188

Horizon Therapeutics plc *	163	17,511

Natera, Inc. *	91	8,537

Neurocrine Biosciences, Inc. *	71	6,004

Seagen, Inc. *	43	6,601

		74,509

Building Products — 3.5%

Advanced Drainage Systems, Inc.	49	6,657

Carlisle Cos., Inc.	108	26,914

Fortune Brands Home & Security, Inc.	367	39,241

Trane Technologies plc	132	26,711

Trex Co., Inc. *	75	10,127

		109,650

Capital Markets — 5.6%

Affiliated Managers Group, Inc.	52	8,538

Ameriprise Financial, Inc.	114	34,333

Ares Management Corp.	98	7,948

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Evercore, Inc., Class A	43	5,855

LPL Financial Holdings, Inc.	78	12,519

MarketAxess Holdings, Inc.	18	7,362

Morningstar, Inc.	16	5,609

MSCI, Inc.	20	12,414

Northern Trust Corp.	181	21,636

Raymond James Financial, Inc.	227	22,832

State Street Corp.	230	21,370

T. Rowe Price Group, Inc.	95	18,769

		179,185

Chemicals — 0.8%

Celanese Corp.	98	16,517

RPM International, Inc.	88	8,918

		25,435

Commercial Services & Supplies — 0.8%

ACV Auctions, Inc., Class A * (a)	101	1,894

Copart, Inc. *	146	22,135

		24,029

Communications Equipment — 1.3%

Arista Networks, Inc. *	81	11,687

Motorola Solutions, Inc.	106	28,825

		40,512

Construction & Engineering — 0.5%

Quanta Services, Inc.	125	14,382

Construction Materials — 0.6%

Martin Marietta Materials, Inc.	41	18,266

Consumer Finance — 0.9%

Discover Financial Services	245	28,277

Containers & Packaging — 0.9%

Packaging Corp. of America	93	12,624

Silgan Holdings, Inc.	367	15,724

		28,348

Distributors — 1.1%

Genuine Parts Co.	82	11,450

LKQ Corp.	381	22,841

		34,291

Diversified Consumer Services — 0.3%

Bright Horizons Family Solutions, Inc. *	78	9,793

Diversified Financial Services — 0.3%

Voya Financial, Inc. (a)	151	10,008

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.0%

Edison International	237	16,158

Entergy Corp.	190	21,351

Xcel Energy, Inc.	398	26,972

		64,481

Electrical Equipment — 3.1%

Acuity Brands, Inc. (a)	112	23,741

AMETEK, Inc.	210	30,879

Generac Holdings, Inc. *	51	17,888

Hubbell, Inc.	119	24,741

		97,249

Electronic Equipment, Instruments & Components — 3.6%

Amphenol Corp., Class A	229	20,059

CDW Corp.	77	15,786

Keysight Technologies, Inc. *	86	17,666

Littelfuse, Inc.	38	11,926

TD SYNNEX Corp.	185	21,167

Trimble, Inc. *	97	8,484

Zebra Technologies Corp., Class A *	33	19,900

		114,988

Entertainment — 1.7%

ROBLOX Corp., Class A *	73	7,489

Roku, Inc. *	72	16,522

Spotify Technology SA * (a)	22	5,040

Take-Two Interactive Software, Inc. *	48	8,563

Zynga, Inc., Class A *	2,368	15,152

		52,766

Equity Real Estate Investment Trusts (REITs) — 6.2%

American Homes 4 Rent, Class A	391	17,038

AvalonBay Communities, Inc.	67	16,981

Boston Properties, Inc.	129	14,870

Brixmor Property Group, Inc.	449	11,397

Essex Property Trust, Inc.	32	11,119

Federal Realty Investment Trust	65	8,875

Host Hotels & Resorts, Inc. *	329	5,718

JBG SMITH Properties	230	6,591

Kimco Realty Corp.	538	13,272

Mid-America Apartment Communities, Inc.	46	10,664

Rayonier, Inc.	414	16,706

Regency Centers Corp.	124	9,345

Rexford Industrial Realty, Inc.	127	10,331

Sun Communities, Inc.	45	9,415

Ventas, Inc.	129	6,598

Weyerhaeuser Co.	443	18,245

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

WP Carey, Inc.	142	11,660

		198,825

Food & Staples Retailing — 0.8%

Kroger Co. (The)	291	13,181

US Foods Holding Corp. *	309	10,761

		23,942

Food Products — 0.5%

Post Holdings, Inc. *	139	15,657

Gas Utilities — 0.8%

National Fuel Gas Co.	387	24,724

Health Care Equipment & Supplies — 2.8%

Align Technology, Inc. *	8	5,323

Cooper Cos., Inc. (The)	28	11,626

Dexcom, Inc. *	47	25,054

Hologic, Inc. *	105	8,046

Insulet Corp. *	43	11,369

ResMed, Inc.	35	8,997

Zimmer Biomet Holdings, Inc.	146	18,548

		88,963

Health Care Providers & Services — 4.4%

Acadia Healthcare Co., Inc. *	114	6,909

Amedisys, Inc. *	34	5,536

AmerisourceBergen Corp.	163	21,685

Centene Corp. *	217	17,873

Henry Schein, Inc. *	208	16,158

Humana, Inc.	21	9,823

Laboratory Corp. of America Holdings *	88	27,772

McKesson Corp.	58	14,342

Universal Health Services, Inc., Class B	147	19,062

		139,160

Health Care Technology — 0.2%

Teladoc Health, Inc. * (a)	62	5,660

Hotels, Restaurants & Leisure — 2.3%

Aramark (a)	239	8,818

Booking Holdings, Inc. *	2	4,798

Chipotle Mexican Grill, Inc. *	7	11,788

Darden Restaurants, Inc.	66	9,932

DraftKings, Inc., Class A * (a)	234	6,422

Expedia Group, Inc. *	46	8,326

Hilton Worldwide Holdings, Inc. *	86	13,354

Royal Caribbean Cruises Ltd. *	137	10,497

		73,935

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Durables — 1.8%

Garmin Ltd.	62	8,458

Helen of Troy Ltd. *	52	12,810

Mohawk Industries, Inc. *	95	17,336

Newell Brands, Inc.	868	18,961

		57,565

Household Products — 0.3%

Energizer Holdings, Inc. (a)	209	8,395

Insurance — 3.8%

Alleghany Corp. *	14	9,235

Arch Capital Group Ltd. *	204	9,049

Hartford Financial Services Group, Inc. (The)	253	17,472

Lincoln National Corp.	204	13,912

Loews Corp.	480	27,705

Progressive Corp. (The)	181	18,570

RenaissanceRe Holdings Ltd. (Bermuda)	58	9,789

WR Berkley Corp.	165	13,624

		119,356

Interactive Media & Services — 1.2%

Bumble, Inc., Class A *	190	6,449

InterActiveCorp. *	128	16,729

Match Group, Inc. *	113	14,946

		38,124

Internet & Direct Marketing Retail — 0.3%

Chewy, Inc., Class A * (a)	83	4,906

Etsy, Inc. *	19	4,204

		9,110

IT Services — 2.3%

Affirm Holdings, Inc. *	46	4,632

FleetCor Technologies, Inc. *	86	19,144

Global Payments, Inc.	70	9,503

Globant SA *	19	6,059

MongoDB, Inc. *	36	18,898

Okta, Inc. *	51	11,325

Remitly Global, Inc. * (a)	164	3,384

		72,945

Leisure Products — 0.2%

Brunswick Corp.	51	5,087

Life Sciences Tools & Services — 1.6%

Agilent Technologies, Inc.	144	22,974

Maravai LifeSciences Holdings, Inc., Class A *	190	7,949

Mettler-Toledo International, Inc. *	11	18,669

		49,592

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 4.3%

IDEX Corp.	60	14,067

Ingersoll Rand, Inc.	246	15,246

ITT, Inc.	328	33,546

Lincoln Electric Holdings, Inc.	136	18,946

Middleby Corp. (The) *	99	19,555

Snap-on, Inc.	92	19,802

Timken Co. (The)	211	14,642

		135,804

Media — 1.4%

Liberty Broadband Corp., Class C *	154	24,780

Liberty Media Corp.-Liberty SiriusXM, Class C *	365	18,565

		43,345

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	624	26,033

Multiline Retail — 0.4%

Kohl’s Corp. (a)	269	13,282

Multi-Utilities — 1.8%

CMS Energy Corp.	371	24,116

Sempra Energy	71	9,332

WEC Energy Group, Inc.	250	24,245

		57,693

Oil, Gas & Consumable Fuels — 2.6%

Coterra Energy, Inc.	1,232	23,404

Diamondback Energy, Inc.	232	24,967

EOG Resources, Inc.	132	11,690

Williams Cos., Inc. (The)	888	23,112

		83,173

Pharmaceuticals — 1.1%

Catalent, Inc. *	86	11,030

Jazz Pharmaceuticals plc *	139	17,657

Royalty Pharma plc, Class A	174	6,918

		35,605

Professional Services — 1.5%

Equifax, Inc.	62	18,153

IHS Markit Ltd.	101	13,419

Leidos Holdings, Inc.	167	14,809

		46,381

Real Estate Management & Development — 0.6%

CBRE Group, Inc., Class A *	174	18,852

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — 1.0%

Lyft, Inc., Class A *	252	10,786

Old Dominion Freight Line, Inc.	58	20,789

		31,575

Semiconductors & Semiconductor Equipment — 4.4%

Advanced Micro Devices, Inc. *	102	14,729

Analog Devices, Inc.	63	11,016

Entegris, Inc.	139	19,193

Lam Research Corp.	19	13,662

Marvell Technology, Inc.	159	13,867

Microchip Technology, Inc.	143	12,457

SolarEdge Technologies, Inc. *	71	19,920

Teradyne, Inc.	122	19,935

Wolfspeed, Inc. * (a)	70	7,824

Xilinx, Inc.	37	7,845

		140,448

Software — 5.7%

Bill.com Holdings, Inc. *	35	8,820

Cadence Design Systems, Inc. *	95	17,629

Confluent, Inc., Class A * (a)	99	7,571

Crowdstrike Holdings, Inc., Class A *	74	15,053

Five9, Inc. *	58	7,992

Gitlab, Inc., Class A * (a)	22	1,878

HashiCorp, Inc., Class A *	17	1,518

HubSpot, Inc. *	27	17,929

NortonLifeLock, Inc.	636	16,514

Palo Alto Networks, Inc. *	48	26,612

Synopsys, Inc. *	53	19,410

Trade Desk, Inc. (The), Class A *	201	18,440

UiPath, Inc., Class A * (a)	48	2,053

Unity Software, Inc. *	48	6,892

Zscaler, Inc. *	46	14,768

		183,079

Specialty Retail — 4.0%

AutoZone, Inc. *	14	29,598

Best Buy Co., Inc.	161	16,314

Burlington Stores, Inc. *	47	13,718

CarMax, Inc. *	55	7,202

Gap, Inc. (The)	637	11,243

National Vision Holdings, Inc. *	134	6,427

O’Reilly Automotive, Inc. *	18	12,499

Tractor Supply Co.	66	15,675

Ulta Beauty, Inc. *	33	13,401

		126,077

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — 1.6%

Carter’s, Inc.	152	15,407

Lululemon Athletica, Inc. *	20	7,762

Ralph Lauren Corp.	130	15,496

Tapestry, Inc.	333	13,507

		52,172

Thrifts & Mortgage Finance — 0.3%

MGIC Investment Corp.	566	8,168

Total Common Stocks (Cost $2,011,607)		3,104,412

Short-Term Investments — 2.9%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $60,262)	60,245	60,270

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	25,988	25,983

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	5,804	5,804

Total Investment of Cash Collateral from Securities Loaned (Cost $31,787)		31,787

Total Short-Term Investments (Cost $92,049)		92,057

Total Investments — 101.0% (Cost $2,103,656)		3,196,469
Liabilities in Excess of Other Assets —(1.0)%		(31,260)

NET ASSETS — 100.0%		3,165,209

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $30,611.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Aerospace & Defense — 0.5%

HEICO Corp., Class A	342	44,016

Airlines — 1.1%

Delta Air Lines, Inc. *	1,915	74,823

Frontier Group Holdings, Inc. * (a)	2,182	29,608

		104,431

Banks — 2.5%

First Republic Bank	410	84,586

Signature Bank	236	76,230

SVB Financial Group *	119	80,386

		241,202

Beverages — 1.2%

Constellation Brands, Inc., Class A	443	111,280

Biotechnology — 5.6%

Agios Pharmaceuticals, Inc. * (a)	1,140	37,475

Alnylam Pharmaceuticals, Inc. *	622	105,427

Exact Sciences Corp. *	942	73,324

Exelixis, Inc. *	2,443	44,651

Horizon Therapeutics plc *	1,173	126,358

Natera, Inc. *	660	61,608

Neurocrine Biosciences, Inc. * (a)	509	43,326

Seagen, Inc. *	308	47,663

		539,832

Building Products — 4.2%

Advanced Drainage Systems, Inc. (a)	357	48,547

Fortune Brands Home & Security, Inc.	807	86,258

Trane Technologies plc	954	192,696

Trex Co., Inc. *	541	73,078

		400,579

Capital Markets — 4.6%

Affiliated Managers Group, Inc.	375	61,625

Ares Management Corp.	714	57,986

Evercore, Inc., Class A	314	42,670

LPL Financial Holdings, Inc.	570	91,251

MarketAxess Holdings, Inc.	129	53,177

Morningstar, Inc.	120	40,868

MSCI, Inc.	146	89,637

		437,214

Commercial Services & Supplies — 1.8%

ACV Auctions, Inc., Class A * (a)	726	13,679

Copart, Inc. *	1,053	159,641

		173,320

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.9%

Arista Networks, Inc. *	593	85,201

Construction & Engineering — 1.1%

Quanta Services, Inc.	915	104,891

Consumer Finance — 0.7%

Discover Financial Services	604	69,787

Diversified Consumer Services — 0.7%

Bright Horizons Family Solutions, Inc. *	559	70,380

Electrical Equipment — 2.3%

AMETEK, Inc.	590	86,783

Generac Holdings, Inc. *	368	129,619

		216,402

Electronic Equipment, Instruments & Components — 4.4%

Keysight Technologies, Inc. *	617	127,458

Littelfuse, Inc.	273	86,034

Trimble, Inc. *	702	61,199

Zebra Technologies Corp., Class A *	242	143,740

		418,431

Entertainment — 2.8%

ROBLOX Corp., Class A *	526	54,252

Roku, Inc. *	523	119,280

Spotify Technology SA *	156	36,509

Take-Two Interactive Software, Inc. *	347	61,740

		271,781

Health Care Equipment & Supplies — 5.3%

Align Technology, Inc. *	59	38,642

Cooper Cos., Inc. (The)	200	83,914

Dexcom, Inc. *	337	181,112

Hologic, Inc. *	767	58,683

Insulet Corp. * (a)	308	81,950

ResMed, Inc.	249	64,912

		509,213

Health Care Providers & Services — 3.4%

Acadia Healthcare Co., Inc. *	821	49,831

Amedisys, Inc. *	249	40,357

Centene Corp. *	1,582	130,382

McKesson Corp.	416	103,455

		324,025

Health Care Technology — 0.4%

Teladoc Health, Inc. * (a)	445	40,853

Hotels, Restaurants & Leisure — 4.2%

Aramark (a)	1,745	64,314

Booking Holdings, Inc. *	15	34,789

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Chipotle Mexican Grill, Inc. *	49	85,140

DraftKings, Inc., Class A * (a)	1,687	46,336

Hilton Worldwide Holdings, Inc. *	625	97,432

Royal Caribbean Cruises Ltd. * (a)	986	75,823

		403,834

Household Durables — 1.6%

Garmin Ltd.	448	61,022

Helen of Troy Ltd. * (a)	384	93,755

		154,777

Insurance — 0.5%

Progressive Corp. (The)	483	49,529

Interactive Media & Services — 1.6%

Bumble, Inc., Class A *	1,374	46,539

Match Group, Inc. *	815	107,780

		154,319

Internet & Direct Marketing Retail — 0.7%

Chewy, Inc., Class A * (a)	600	35,406

Etsy, Inc. *	139	30,476

		65,882

IT Services — 4.1%

Affirm Holdings, Inc. *	334	33,560

Global Payments, Inc.	508	68,617

Globant SA *	141	44,307

MongoDB, Inc. *	258	136,309

Okta, Inc. *	364	81,665

Remitly Global, Inc. * (a)	1,183	24,398

		388,856

Leisure Products — 0.4%

Brunswick Corp.	365	36,736

Life Sciences Tools & Services — 3.7%

Agilent Technologies, Inc.	1,038	165,733

Maravai LifeSciences Holdings, Inc., Class A *	1,384	57,970

Mettler-Toledo International, Inc. *	79	134,758

		358,461

Machinery — 2.0%

Ingersoll Rand, Inc.	1,778	110,007

ITT, Inc.	802	81,997

		192,004

Metals & Mining — 0.7%

Freeport-McMoRan, Inc.	1,688	70,428

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 0.9%

EOG Resources, Inc.	949	84,326

Pharmaceuticals — 1.9%

Catalent, Inc. *	621	79,545

Jazz Pharmaceuticals plc *	423	53,848

Royalty Pharma plc, Class A	1,253	49,924

		183,317

Professional Services — 2.4%

Equifax, Inc.	448	131,082

IHS Markit Ltd.	729	96,846

		227,928

Road & Rail — 2.4%

Lyft, Inc., Class A * (a)	1,828	78,096

Old Dominion Freight Line, Inc.	423	151,685

		229,781

Semiconductors & Semiconductor Equipment — 9.7%

Advanced Micro Devices, Inc. *	738	106,213

Entegris, Inc.	999	138,455

Lam Research Corp.	137	98,484

Marvell Technology, Inc.	1,143	100,036

Microchip Technology, Inc.	1,032	89,882

SolarEdge Technologies, Inc. *	518	145,250

Teradyne, Inc.	880	143,873

Wolfspeed, Inc. * (a)	505	56,444

Xilinx, Inc.	267	56,591

		935,228

Software — 12.5%

Bill.com Holdings, Inc. *	256	63,658

Cadence Design Systems, Inc. *	682	127,147

Confluent, Inc., Class A * (a)	716	54,608

Crowdstrike Holdings, Inc., Class A *	531	108,661

Five9, Inc. *	420	57,619

Gitlab, Inc., Class A * (a)	156	13,550

HashiCorp, Inc., Class A * (a)	122	11,075

HubSpot, Inc. *	199	131,039

Palo Alto Networks, Inc. *	349	194,141

Synopsys, Inc. *	380	140,140

Trade Desk, Inc. (The), Class A *	1,452	133,061

UiPath, Inc., Class A * (a)	343	14,806

Unity Software, Inc. *	349	49,861

Zscaler, Inc. *	336	107,806

		1,207,172

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 5.2%

Burlington Stores, Inc. *	339	98,879

CarMax, Inc. *	403	52,522

National Vision Holdings, Inc. *	957	45,912

O’Reilly Automotive, Inc. *	127	89,974

Tractor Supply Co.	474	113,072

Ulta Beauty, Inc. *	237	97,890

		498,249

Textiles, Apparel & Luxury Goods — 0.6%

Lululemon Athletica, Inc. *	143	56,095

Total Common Stocks (Cost $6,247,872)		9,459,760

Short-Term Investments — 3.1%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $160,999)	160,949	161,013

Investment of Cash Collateral from Securities Loaned —1.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	110,977	110,955

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	21,485	21,485

Total Investment of Cash Collateral from Securities Loaned (Cost $132,443)		132,440

Total Short-Term Investments (Cost $293,442)		293,453

Total Investments — 101.7% (Cost $6,541,314)		9,753,213
Liabilities in Excess of Other Assets — (1.7)%		(165,523)

NET ASSETS — 100.0%		9,587,690

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $127,353.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%

Airlines — 0.5%

Southwest Airlines Co. *	1,865	79,892

Banks — 8.0%

Citizens Financial Group, Inc.	4,305	203,388

Fifth Third Bancorp	5,925	258,017

Huntington Bancshares, Inc.	17,946	276,721

M&T Bank Corp.	1,766	271,211

Regions Financial Corp.	9,844	214,592

Zions Bancorp NA	2,200	138,978

		1,362,907

Beverages — 1.5%

Constellation Brands, Inc., Class A	587	147,194

Keurig Dr Pepper, Inc.	2,755	101,555

		248,749

Building Products — 2.9%

Carlisle Cos., Inc.	1,001	248,252

Fortune Brands Home & Security, Inc.	2,314	247,401

		495,653

Capital Markets — 6.4%

Ameriprise Financial, Inc.	934	281,856

Northern Trust Corp.	1,746	208,792

Raymond James Financial, Inc.	2,194	220,326

State Street Corp.	2,218	206,230

T. Rowe Price Group, Inc.	909	178,789

		1,095,993

Chemicals — 1.4%

Celanese Corp.	949	159,412

RPM International, Inc.	837	84,499

		243,911

Communications Equipment — 1.6%

Motorola Solutions, Inc.	984	267,289

Construction Materials — 1.0%

Martin Marietta Materials, Inc.	393	173,105

Consumer Finance — 1.0%

Discover Financial Services	1,554	179,546

Containers & Packaging — 1.6%

Packaging Corp. of America	895	121,866

Silgan Holdings, Inc.	3,543	151,775

		273,641

Distributors — 1.9%

Genuine Parts Co.	788	110,540

LKQ Corp.	3,672	220,429

		330,969

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 0.6%

Voya Financial, Inc.	1,457	96,629

Electric Utilities — 3.4%

Edison International	1,736	118,455

Entergy Corp.	1,829	206,047

Xcel Energy, Inc.	3,844	260,271

		584,773

Electrical Equipment — 3.8%

Acuity Brands, Inc. (a)	1,082	229,103

AMETEK, Inc.	1,238	181,978

Hubbell, Inc.	1,146	238,752

		649,833

Electronic Equipment, Instruments & Components — 3.1%

Amphenol Corp., Class A	2,171	189,833

CDW Corp.	744	152,369

TD SYNNEX Corp.	1,713	195,953

		538,155

Entertainment — 0.8%

Zynga, Inc., Class A *	21,937	140,399

Equity Real Estate Investment Trusts (REITs) — 10.6%

American Homes 4 Rent, Class A	3,532	154,037

AvalonBay Communities, Inc.	619	156,373

Boston Properties, Inc.	1,167	134,372

Brixmor Property Group, Inc.	3,933	99,938

Essex Property Trust, Inc. (a)	275	96,839

Federal Realty Investment Trust	629	85,709

Host Hotels & Resorts, Inc. *	3,124	54,330

JBG SMITH Properties	2,160	62,026

Kimco Realty Corp.	4,800	118,327

Mid-America Apartment Communities, Inc.	409	93,844

Rayonier, Inc.	3,995	161,251

Regency Centers Corp.	1,078	81,258

Rexford Industrial Realty, Inc.	1,111	90,093

Sun Communities, Inc.	433	90,907

Ventas, Inc.	1,247	63,729

Weyerhaeuser Co.	4,276	176,084

WP Carey, Inc.	1,340	109,916

		1,829,033

Food & Staples Retailing — 1.4%

Kroger Co. (The)	2,811	127,246

US Foods Holding Corp. *	2,983	103,894

		231,140

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 0.9%

Post Holdings, Inc. *	1,341	151,122

Gas Utilities — 1.4%

National Fuel Gas Co.	3,731	238,591

Health Care Equipment & Supplies — 1.0%

Zimmer Biomet Holdings, Inc.	1,409	178,990

Health Care Providers & Services — 5.3%

AmerisourceBergen Corp.	1,575	209,280

Henry Schein, Inc. *	1,975	153,099

Humana, Inc.	204	94,832

Laboratory Corp. of America Holdings *	853	267,984

Universal Health Services, Inc., Class B	1,394	180,726

		905,921

Hotels, Restaurants & Leisure — 1.0%

Darden Restaurants, Inc.	611	92,002

Expedia Group, Inc. *	447	80,823

		172,825

Household Durables — 2.0%

Mohawk Industries, Inc. *	904	164,773

Newell Brands, Inc.	8,269	180,603

		345,376

Household Products — 0.5%

Energizer Holdings, Inc.	2,022	81,079

Insurance — 6.3%

Alleghany Corp. *	134	89,163

Arch Capital Group Ltd. *	1,966	87,380

Hartford Financial Services Group, Inc. (The)	2,442	168,629

Lincoln National Corp.	1,967	134,282

Loews Corp.	4,628	267,329

Progressive Corp. (The)	1,101	113,035

RenaissanceRe Holdings Ltd. (Bermuda)	543	91,980

WR Berkley Corp.	1,596	131,512

		1,083,310

Interactive Media & Services — 0.9%

InterActiveCorp. *	1,211	158,336

IT Services — 1.1%

FleetCor Technologies, Inc. *	810	181,369

Machinery — 6.1%

IDEX Corp.	525	124,042

ITT, Inc.	2,095	214,092

Lincoln Electric Holdings, Inc.	1,311	182,847

Middleby Corp. (The) *	944	185,753

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued

Snap-on, Inc.	873	187,964

Timken Co. (The)	2,040	141,327

		1,036,025

Media — 2.4%

Liberty Broadband Corp., Class C *	1,462	235,509

Liberty Media Corp.-Liberty SiriusXM, Class C *	3,395	172,645

		408,154

Metals & Mining — 0.8%

Freeport-McMoRan, Inc.	3,305	137,917

Multiline Retail — 0.7%

Kohl’s Corp.(a)	2,596	128,211

Multi-Utilities — 3.3%

CMS Energy Corp.	3,578	232,726

Sempra Energy	681	90,118

WEC Energy Group, Inc.	2,410	233,969

		556,813

Oil, Gas & Consumable Fuels — 3.8%

Coterra Energy, Inc.	10,942	207,892

Diamondback Energy, Inc.	2,022	218,080

Williams Cos., Inc. (The)	8,565	223,021

		648,993

Pharmaceuticals — 0.6%

Jazz Pharmaceuticals plc *	756	96,351

Professional Services — 0.8%

Leidos Holdings, Inc.	1,608	142,931

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	1,597	173,318

Semiconductors & Semiconductor Equipment — 0.6%

Analog Devices, Inc.	596	104,693

Software — 0.9%

NortonLifeLock, Inc.	6,135	159,390

Specialty Retail — 3.2%

AutoZone, Inc. *	135	283,218

Best Buy Co., Inc.	1,523	154,729

Gap, Inc. (The)	6,066	107,068

		545,015

Textiles, Apparel & Luxury Goods — 2.5%

Carter’s, Inc.	1,469	148,709

Ralph Lauren Corp.	1,258	149,560

Tapestry, Inc.	3,112	126,328

		424,597

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Thrifts & Mortgage Finance — 0.5%

MGIC Investment Corp.	5,470	78,874

Total Common Stocks (Cost $9,675,091)		16,959,818

Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $146,037)	145,978	146,037

Investment of Cash Collateral from Securities Loaned —0.0% (d)

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	1,234	1,234

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	1,118	1,118

Total Investment of Cash Collateral from Securities Loaned (Cost $2,352)		2,352

Total Short-Term Investments (Cost $148,389)		148,389

Total Investments — 100.0% (Cost $9,823,480)		17,108,207
Liabilities in Excess of Other Assets — 0.0% (d)		(8,055)

NET ASSETS — 100.0%		17,100,152

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $2,227.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 2.6%

General Dynamics Corp.	392	81,741

Northrop Grumman Corp.	215	83,375

Raytheon Technologies Corp.	1,375	118,295

		283,411

Air Freight & Logistics — 0.9%

FedEx Corp.	386	99,861

Banks — 12.6%

Bank of America Corp.	9,142	406,709

Citigroup, Inc.	1,309	79,040

Citizens Financial Group, Inc.	2,886	136,369

M&T Bank Corp.	1,103	169,355

PNC Financial Services Group, Inc. (The)	698	139,879

Truist Financial Corp.	2,326	136,201

US Bancorp	1,676	94,152

Wells Fargo & Co.	3,964	190,199

		1,351,904

Beverages — 0.5%

Keurig Dr Pepper, Inc.	1,581	58,264

Biotechnology — 3.3%

AbbVie, Inc.	1,745	236,299

Biogen, Inc. *	101	24,184

Regeneron Pharmaceuticals, Inc. *	78	49,195

Vertex Pharmaceuticals, Inc. *	202	44,271

		353,949

Building Products — 1.2%

Carlisle Cos., Inc.	288	71,486

Fortune Brands Home & Security, Inc.	563	60,153

		131,639

Capital Markets — 3.6%

Charles Schwab Corp. (The)	1,254	105,437

Invesco Ltd.	2,396	55,148

Morgan Stanley	808	79,267

Northern Trust Corp.	696	83,231

T. Rowe Price Group, Inc.	321	63,207

		386,290

Chemicals — 0.7%

Axalta Coating Systems Ltd. *	1,181	39,108

Celanese Corp.	194	32,553

		71,661

Communications Equipment — 0.9%

Cisco Systems, Inc.	1,058	67,026

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — continued

CommScope Holding Co., Inc. *	2,329	25,707

		92,733

Construction Materials — 0.9%

Martin Marietta Materials, Inc.	215	94,658

Consumer Finance — 2.5%

American Express Co.	547	89,506

Capital One Financial Corp.	1,259	182,652

		272,158

Containers & Packaging — 1.5%

Packaging Corp. of America	775	105,544

Westrock Co.	1,159	51,434

		156,978

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B *	910	272,029

Diversified Telecommunication Services — 1.7%

Verizon Communications, Inc.	3,428	178,113

Electric Utilities — 3.9%

American Electric Power Co., Inc.	770	68,517

Edison International	837	57,133

Entergy Corp.	513	57,767

NextEra Energy, Inc.	915	85,412

PG&E Corp. *	2,678	32,513

Xcel Energy, Inc.	1,711	115,832

		417,174

Electronic Equipment, Instruments & Components — 0.8%

TD SYNNEX Corp.	712	81,382

Entertainment — 0.3%

Walt Disney Co. (The) *	242	37,483

Equity Real Estate Investment Trusts (REITs) — 7.4%

American Homes 4 Rent, Class A	1,371	59,801

Apple Hospitality REIT, Inc.	2,175	35,118

Brixmor Property Group, Inc.	3,423	86,966

Federal Realty Investment Trust	395	53,901

JBG SMITH Properties	1,096	31,466

Kimco Realty Corp. (a)	4,053	99,900

Lamar Advertising Co., Class A	173	20,985

Mid-America Apartment Communities, Inc.	310	71,114

Public Storage	189	70,717

Rayonier, Inc. (a)	2,307	93,126

Welltower, Inc. (a)	366	31,349

Weyerhaeuser Co.	3,318	136,632

		791,075

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 0.6%

Sysco Corp.	876	68,833

Food Products — 1.6%

Kraft Heinz Co. (The)	2,214	79,472

Post Holdings, Inc. * (a)	863	97,247

		176,719

Health Care Equipment & Supplies — 0.9%

Medtronic plc	533	55,187

Zimmer Biomet Holdings, Inc.	371	47,183

		102,370

Health Care Providers & Services — 4.4%

AmerisourceBergen Corp.	757	100,611

Cigna Corp.	229	52,516

CVS Health Corp.	1,171	120,749

HCA Healthcare, Inc.	140	35,979

UnitedHealth Group, Inc.	335	167,984

		477,839

Hotels, Restaurants & Leisure — 1.1%

Booking Holdings, Inc. *	26	61,420

Cracker Barrel Old Country Store, Inc. (a)	146	18,820

Las Vegas Sands Corp. *	1,063	40,000

		120,240

Household Durables — 1.4%

Mohawk Industries, Inc. *	470	85,679

Newell Brands, Inc.	3,114	68,010

		153,689

Household Products — 1.6%

Energizer Holdings, Inc. (a)	1,409	56,516

Procter & Gamble Co. (The)	701	114,659

		171,175

Industrial Conglomerates — 0.8%

Honeywell International, Inc.	418	87,141

Insurance — 8.1%

Alleghany Corp. *	86	57,677

American International Group, Inc.	759	43,128

Chubb Ltd.	437	84,543

CNA Financial Corp.	744	32,791

Fairfax Financial Holdings Ltd. (Canada)	142	69,796

Hartford Financial Services Group, Inc. (The)	1,414	97,649

Loews Corp. (a)	3,156	182,280

Marsh & McLennan Cos., Inc.	290	50,328

Progressive Corp. (The)	640	65,706

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Travelers Cos., Inc. (The)	1,147	179,405

		863,303

Interactive Media & Services — 0.9%

Alphabet, Inc., Class C *	17	50,349

InterActiveCorp. *	337	44,036

		94,385

IT Services — 1.4%

FleetCor Technologies, Inc. *	248	55,468

International Business Machines Corp.	474	63,328

Kyndryl Holdings, Inc. *	1,700	30,764

		149,560

Machinery — 2.9%

Dover Corp.	708	128,483

ITT, Inc.	660	67,415

Stanley Black & Decker, Inc.	392	73,864

Timken Co. (The)	567	39,253

		309,015

Media — 2.6%

DISH Network Corp., Class A * (a)	1,596	51,788

Liberty Broadband Corp., Class C *	568	91,424

Liberty Media Corp.-Liberty SiriusXM, Class C * (a)	1,571	79,906

Nexstar Media Group, Inc., Class A	374	56,514

		279,632

Multiline Retail — 1.1%

Dollar General Corp.	265	62,566

Kohl’s Corp. (a)	1,227	60,612

		123,178

Oil, Gas & Consumable Fuels — 5.8%

Chevron Corp.	848	99,454

ConocoPhillips	2,277	164,365

Coterra Energy, Inc.	3,525	66,966

Diamondback Energy, Inc.	288	31,082

Kinder Morgan, Inc.	4,577	72,596

Marathon Petroleum Corp.	993	63,530

Phillips 66	878	63,633

Williams Cos., Inc. (The)	2,626	68,389

		630,015

Pharmaceuticals — 4.2%

Bristol-Myers Squibb Co.	3,008	187,554

Johnson & Johnson	790	135,149

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Merck & Co., Inc.	725	55,529

Organon & Co.	1,193	36,317

Viatris, Inc.	3,202	43,325

		457,874

Professional Services — 0.6%

Leidos Holdings, Inc.	751	66,764

Real Estate Management & Development — 0.5%

CBRE Group, Inc., Class A *	546	59,300

Semiconductors & Semiconductor Equipment — 1.8%

Analog Devices, Inc.	573	100,751

Texas Instruments, Inc.	502	94,587

		195,338

Specialty Retail — 4.7%

AutoZone, Inc. *	74	154,618

Best Buy Co., Inc.	686	69,685

Dick’s Sporting Goods, Inc. (a)	370	42,592

Gap, Inc. (The) (a)	3,365	59,385

Lowe’s Cos., Inc.	355	91,657

Murphy USA, Inc.	460	91,694

		509,631

Textiles, Apparel & Luxury Goods — 1.0%

Columbia Sportswear Co.	469	45,680

Ralph Lauren Corp.	501	59,549

		105,229

Tobacco — 0.6%

Philip Morris International, Inc.	679	64,477

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	554	64,299

Total Common Stocks (Cost $6,493,503)		10,460,768

Short-Term Investments — 3.3%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $340,069)	339,933	340,069

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	14,076	14,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	3,394	3,394

Total Investment of Cash Collateral from Securities Loaned (Cost $17,468)		17,468

Total Short-Term Investments (Cost $357,537)		357,537

Total Investments — 100.3% (Cost $6,851,040)		10,818,305
Liabilities in Excess of Other Assets — (0.3)%		(30,411)

NET ASSETS — 100.0%		10,787,894

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $16,771.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$16,341,617		$3,104,412		$9,459,760
Investments in affiliates, at value	161,973		60,270		161,013
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	248,171		31,787		132,440
Cash	49		—		13
Receivables:
Fund shares sold	21,159		3,245		7,634
Dividends from non-affiliates	1,424		3,052		400
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	22		6		27
Other assets	379		253		—

Total Assets	16,774,794		3,203,025		9,761,287

LIABILITIES:
Payables:
Due to custodian	—		16		—
Investment securities purchased	—		1,889		13,816
Collateral received on securities loaned (See Note 2.B.)	248,171		31,787		132,440
Fund shares redeemed	8,701		1,963		20,511
Accrued liabilities:
Investment advisory fees	6,974		1,527		4,998
Administration fees	469		81		465
Distribution fees	1,490		145		458
Service fees	1,905		354		673
Custodian and accounting fees	191		42		111
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—	(a)
Other	250		12		125

Total Liabilities	268,151		37,816		173,597

Net Assets	$16,506,643		$3,165,209		$9,587,690

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$8,104,834	$2,073,259	$6,325,777
Total distributable earnings (loss)	8,401,809	1,091,950	3,261,913

Total Net Assets	$16,506,643	$3,165,209	$9,587,690

Net Assets:
Class A	$3,337,143	$640,121	$1,651,602
Class C	1,241,302	18,841	107,958
Class I	4,824,484	1,049,626	2,008,915
Class R2	760	643	60,431
Class R3	6,175	—	79,849
Class R4	21,307	—	23,332
Class R5	149,779	83	711,371
Class R6	6,925,693	1,455,895	4,944,232

Total	$16,506,643	$3,165,209	$9,587,690

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	105,098	10,638	39,029
Class C	49,030	335	3,791
Class I	144,081	17,064	38,388
Class R2	24	11	1,281
Class R3	195	—	1,559
Class R4	636	—	448
Class R5	4,330	1	13,310
Class R6	197,980	23,634	91,809

Net Asset Value (a):
Class A — Redemption price per share	$31.75	$60.17	$42.32
Class C — Offering price per share (b)	25.32	56.33	28.48
Class I — Offering and redemption price per share	33.48	61.51	52.33
Class R2 — Offering and redemption price per share	31.26	59.15	47.19
Class R3 — Offering and redemption price per share	31.70	—	51.23
Class R4 — Offering and redemption price per share	33.50	—	52.12
Class R5 — Offering and redemption price per share	34.59	61.75	53.44
Class R6 — Offering and redemption price per share	34.98	61.60	53.85
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$33.51	$63.50	$44.66

Cost of investments in non-affiliates	$7,909,340	$2,011,607	$6,247,872
Cost of investments in affiliates	161,958	60,262	160,999
Investment securities on loan, at value (See Note 2.B.)	241,385	30,611	127,353
Cost of investment of cash collateral (See Note 2.B.)	248,176	31,787	132,443

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund		JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,959,818		$10,460,768
Investments in affiliates, at value	146,037		340,069
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	2,352		17,468
Cash	5		13
Receivables:
Investment securities sold	—		1,853
Fund shares sold	8,650		7,513
Dividends from non-affiliates	28,198		8,028
Dividends from affiliates	—	(a)	1
Securities lending income (See Note 2.B.)	1		2

Total Assets	17,145,061		10,835,715

LIABILITIES:
Payables:
Investment securities purchased	—		17,979
Collateral received on securities loaned (See Note 2.B.)	2,352		17,468
Fund shares redeemed	30,884		5,927
Accrued liabilities:
Investment advisory fees	8,659		4,464
Administration fees	500		353
Distribution fees	442		443
Service fees	1,627		920
Custodian and accounting fees	199		131
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	246		136

Total Liabilities	44,909		47,821

Net Assets	$17,100,152		$10,787,894

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,438,323	$6,598,593
Total distributable earnings (loss)	7,661,829	4,189,301

Total Net Assets	$17,100,152	$10,787,894

Net Assets:
Class A	$1,656,299	$1,117,171
Class C	76,270	333,784
Class I	2,810,923	2,407,948
Class L	7,973,997	1,859,802
Class R2	74,034	277
Class R3	86,456	3,361
Class R4	19,587	1,717
Class R5	97,615	1,390
Class R6	4,304,971	5,062,444

Total	$17,100,152	$10,787,894

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	41,091	28,184
Class C	1,990	8,435
Class I	68,676	60,392
Class L	191,648	46,615
Class R2	1,949	7
Class R3	2,170	86
Class R4	481	43
Class R5	2,351	35
Class R6	103,536	127,082

Net Asset Value (a):
Class A — Redemption price per share	$40.31	$39.64
Class C — Offering price per share (b)	38.33	39.57
Class I — Offering and redemption price per share	40.93	39.87
Class L — Offering and redemption price per share	41.61	39.90
Class R2 — Offering and redemption price per share	37.98	39.15
Class R3 — Offering and redemption price per share	39.84	39.04
Class R4 — Offering and redemption price per share	40.71	39.86
Class R5 — Offering and redemption price per share	41.53	39.83
Class R6 — Offering and redemption price per share	41.58	39.84
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$42.54	$41.84

Cost of investments in non-affiliates	$9,675,091	$6,493,503
Cost of investments in affiliates	146,037	340,069
Investment securities on loan, at value (See Note 2.B.)	2,227	16,771
Cost of investment of cash collateral (See Note 2.B.)	2,352	17,468

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$—	$1
Dividend income from non-affiliates	37,877	16,504	16,852
Dividend income from affiliates	89	26	83
Income from securities lending (net) (See Note 2.B.)	213	41	233

Total investment income	38,179	16,571	17,169

EXPENSES:
Investment advisory fees	43,760	9,930	30,932
Administration fees	5,276	1,146	3,568
Distribution fees:
Class A	4,035	780	2,110
Class C	4,709	77	412
Class R2	2	2	144
Class R3	7	—	93
Service fees:
Class A	4,035	780	2,110
Class C	1,570	26	137
Class I	6,038	1,258	2,551
Class R2	1	1	72
Class R3	7	—	93
Class R4	28	—	32
Class R5	74	— (a)	366
Custodian and accounting fees	225	52	136
Professional fees	78	34	55
Trustees’ and Chief Compliance Officer’s fees	30	17	24
Printing and mailing costs	386	170	172
Registration and filing fees	258	109	288
Transfer agency fees (See Note 2.F.)	173	30	218
Other	312	77	120

Total expenses	71,004	14,489	43,633

Less fees waived	(2,520)	(1,766)	(1,872)
Less expense reimbursements	— (a)	(3)	(30)

Net expenses	68,484	12,720	41,731

Net investment income (loss)	(30,305)	3,851	(24,562)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	319,987	75,142	222,366
Investments in affiliates	(12)	(6)	(27)
Foreign currency transactions	— (a)	— (a)	— (a)

Net realized gain (loss)	319,975	75,136	222,339

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,105,842	58,128	(13,073)
Investments in affiliates	(11)	2	12

Change in net unrealized appreciation/depreciation	1,105,831	58,130	(13,061)

Net realized/unrealized gains (losses)	1,425,806	133,266	209,278

Change in net assets resulting from operations	$1,395,501	$137,117	$184,716

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$134,342	$101,664
Dividend income from affiliates	55	100
Income from securities lending (net) (See Note 2.B.)	9	11

Total investment income	134,406	101,775

EXPENSES:
Investment advisory fees	56,068	30,389
Administration fees	5,564	4,007
Distribution fees:
Class A	2,048	1,363
Class C	288	1,285
Class R2	183	1
Class R3	110	4
Service fees:
Class A	2,048	1,363
Class C	96	428
Class I	3,781	3,008
Class L	3,980	948
Class R2	92	— (a)
Class R3	110	4
Class R4	40	2
Class R5	45	1
Custodian and accounting fees	260	171
Professional fees	82	61
Trustees’ and Chief Compliance Officer’s fees	33	26
Printing and mailing costs	522	313
Registration and filing fees	170	147
Transfer agency fees (See Note 2.F.)	129	98
Other	392	185

Total expenses	76,041	43,804

Less fees waived	(4,535)	(1,777)
Less expense reimbursements	(30)	(7)

Net expenses	71,476	42,020

Net investment income (loss)	62,930	59,755

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	961,782	662,064
Investments in affiliates	(16)	(5)

Net realized gain (loss)	961,766	662,059

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	91,474	(90,619)
Investments in affiliates	2	3

Change in net unrealized appreciation/depreciation	91,476	(90,616)

Net realized/unrealized gains (losses)	1,053,242	571,443

Change in net assets resulting from operations	$1,116,172	$631,198

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(30,305)	$(38,687)	$3,851	$5,871
Net realized gain (loss)	319,975	2,615,524	75,136	236,501
Change in net unrealized appreciation/depreciation	1,105,831	2,518,044	58,130	551,887

Change in net assets resulting from operations	1,395,501	5,094,881	137,117	794,259

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(450,846)	(248,914)	(45,467)	(51,016)
Class C	(205,934)	(129,471)	(1,466)	(2,405)
Class I	(627,636)	(360,812)	(74,927)	(43,367)
Class R2	(97)	(32)	(46)	(76)
Class R3	(738)	(192)	—	—
Class R4	(2,743)	(1,887)	—	—
Class R5	(18,769)	(12,763)	(6)	(111)
Class R6	(865,471)	(579,464)	(105,308)	(120,036)

Total distributions to shareholders	(2,172,234)	(1,333,535)	(227,220)	(217,011)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,504,539	207,286	429,770	611,112

NET ASSETS:
Change in net assets	1,727,806	3,968,632	339,667	1,188,360
Beginning of period	14,778,837	10,810,205	2,825,542	1,637,182

End of period	$16,506,643	$14,778,837	$3,165,209	$2,825,542

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(24,562)	$(38,812)	$62,930	$127,797
Net realized gain (loss)	222,339	977,630	961,766	1,768,173
Change in net unrealized appreciation/depreciation	(13,061)	1,605,407	91,476	4,261,488

Change in net assets resulting from operations	184,716	2,544,225	1,116,172	6,157,458

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(164,928)	(173,779)	(219,981)	(92,478)
Class C	(15,295)	(16,088)	(10,363)	(5,006)
Class I	(164,559)	(173,836)	(392,787)	(197,658)
Class L	—	—	(1,064,675)	(492,109)
Class R2	(5,456)	(5,377)	(10,249)	(4,986)
Class R3	(6,561)	(5,883)	(11,581)	(5,364)
Class R4	(1,915)	(1,774)	(4,055)	(2,242)
Class R5	(56,755)	(63,349)	(11,564)	(5,676)
Class R6	(391,225)	(329,350)	(571,247)	(264,623)

Total distributions to shareholders	(806,694)	(769,436)	(2,296,502)	(1,070,142)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,136,904	1,816,908	1,229,845	(751,266)

NET ASSETS:
Change in net assets	514,926	3,591,697	49,515	4,336,050
Beginning of period	9,072,764	5,481,067	17,050,637	12,714,587

End of period	$9,587,690	$9,072,764	$17,100,152	$17,050,637

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$59,755	$124,916
Net realized gain (loss)	662,059	961,470
Change in net unrealized appreciation/depreciation	(90,616)	2,800,518

Change in net assets resulting from operations	631,198	3,886,904

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(139,510)	(23,476)
Class C	(40,783)	(7,055)
Class I	(309,038)	(72,893)
Class L	(243,763)	(53,516)
Class R2	(32)	(7)
Class R3	(427)	(63)
Class R4	(206)	(1,188)
Class R5	(180)	(145)
Class R6	(643,793)	(133,423)

Total distributions to shareholders	(1,377,732)	(291,766)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	383,112	(1,143,741)

NET ASSETS:
Change in net assets	(363,422)	2,451,397
Beginning of period	11,151,316	8,699,919

End of period	$10,787,894	$11,151,316

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$295,282	$617,307	$57,791	$108,793
Distributions reinvested	434,059	240,271	45,434	50,959
Cost of shares redeemed	(235,767)	(591,206)	(39,852)	(103,045)

Change in net assets resulting from Class A capital transactions	493,574	266,372	63,373	56,707

Class C
Proceeds from shares issued	73,779	163,112	771	1,523
Distributions reinvested	200,976	125,552	1,462	2,405
Cost of shares redeemed	(151,993)	(301,892)	(4,592)	(8,655)

Change in net assets resulting from Class C capital transactions	122,762	(13,228)	(2,359)	(4,727)

Class I
Proceeds from shares issued	543,458	1,479,235	255,657	599,516
Distributions reinvested	592,526	337,895	74,821	43,123
Cost of shares redeemed	(733,316)	(1,078,748)	(137,029)	(236,107)

Change in net assets resulting from Class I capital transactions	402,668	738,382	193,449	406,532

Class R2
Proceeds from shares issued	224	300	71	191
Distributions reinvested	96	32	43	73
Cost of shares redeemed	(26)	(154)	(6)	(535)

Change in net assets resulting from Class R2 capital transactions	294	178	108	(271)

Class R3
Proceeds from shares issued	2,616	3,643	—	—
Distributions reinvested	628	163	—	—
Cost of shares redeemed	(1,914)	(434)	—	—

Change in net assets resulting from Class R3 capital transactions	1,330	3,372	—	—

Class R4
Proceeds from shares issued	1,017	2,600	—	—
Distributions reinvested	2,743	1,886	—	—
Cost of shares redeemed	(4,301)	(5,512)	—	—

Change in net assets resulting from Class R4 capital transactions	(541)	(1,026)	—	—

Class R5
Proceeds from shares issued	11,948	22,343	6	272
Distributions reinvested	18,390	12,555	6	111
Cost of shares redeemed	(16,426)	(70,249)	— (a)	(1,462)

Change in net assets resulting from Class R5 capital transactions	13,912	(35,351)	12	(1,079)

Class R6
Proceeds from shares issued	1,266,705	1,205,957	192,249	334,403
Distributions reinvested	863,104	578,133	105,241	119,998
Cost of shares redeemed	(659,269)	(2,535,503)	(122,303)	(300,451)

Change in net assets resulting from Class R6 capital transactions	1,470,540	(751,413)	175,187	153,950

Total change in net assets resulting from capital transactions	$2,504,539	$207,286	$429,770	$611,112

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)		Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	8,558	20,460	921		1,925
Reinvested	13,886	8,308	775		961
Redeemed	(6,889)	(19,686)	(639)		(1,903)

Change in Class A Shares	15,555	9,082	1,057		983

Class C
Issued	2,604	6,449	13		28
Reinvested	8,062	5,236	27		48
Redeemed	(5,397)	(11,926)	(78)		(165)

Change in Class C Shares	5,269	(241)	(38)		(89)

Class I
Issued	15,091	46,557	3,957		10,207
Reinvested	17,977	11,160	1,248		795
Redeemed	(20,320)	(33,943)	(2,121)		(4,122)

Change in Class I Shares	12,748	23,774	3,084		6,880

Class R2
Issued	7	9	1		3
Reinvested	3	1	1		2
Redeemed	(1)	(5)	—	(a)	(9)

Change in Class R2 Shares	9	5	2		(4)

Class R3
Issued	79	116	—		—
Reinvested	20	6	—		—
Redeemed	(55)	(14)	—		—

Change in Class R3 Shares	44	108	—		—

Class R4
Issued	28	81	—		—
Reinvested	83	62	—		—
Redeemed	(116)	(177)	—		—

Change in Class R4 Shares	(5)	(34)	—		—

Class R5
Issued	319	696	—	(a)	5
Reinvested	540	403	—	(a)	2
Redeemed	(437)	(2,158)	—	(a)	(24)

Change in Class R5 Shares	422	(1,059)	—	(a)	(17)

Class R6
Issued	32,958	36,597	3,000		5,844
Reinvested	25,068	18,399	1,751		2,206
Redeemed	(17,622)	(76,164)	(1,897)		(5,296)

Change in Class R6 Shares	40,404	(21,168)	2,854		2,754

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$110,119	$269,885	$118,359	$312,241
Distributions reinvested	159,203	168,194	205,806	84,258
Cost of shares redeemed	(125,519)	(265,651)	(160,660)	(421,860)

Change in net assets resulting from Class A capital transactions	143,803	172,428	163,505	(25,361)

Class C
Proceeds from shares issued	11,082	18,817	5,413	11,152
Distributions reinvested	15,070	15,598	10,091	4,875
Cost of shares redeemed	(14,375)	(29,254)	(9,602)	(50,512)

Change in net assets resulting from Class C capital transactions	11,777	5,161	5,902	(34,485)

Class I
Proceeds from shares issued	252,496	807,758	215,808	944,499
Distributions reinvested	155,839	163,157	372,132	187,286
Cost of shares redeemed	(278,506)	(572,464)	(633,884)	(1,167,802)

Change in net assets resulting from Class I capital transactions	129,829	398,451	(45,944)	(36,017)

Class L
Proceeds from shares issued	—	—	455,340	1,079,544
Distributions reinvested	—	—	1,015,481	466,015
Cost of shares redeemed	—	—	(791,650)	(2,003,837)

Change in net assets resulting from Class L capital transactions	—	—	679,171	(458,278)

Class R2
Proceeds from shares issued	12,269	19,596	5,006	11,087
Distributions reinvested	5,445	5,366	10,195	4,944
Cost of shares redeemed	(9,749)	(18,633)	(6,584)	(26,032)

Change in net assets resulting from Class R2 capital transactions	7,965	6,329	8,617	(10,001)

Class R3
Proceeds from shares issued	15,972	27,679	4,126	10,318
Distributions reinvested	6,481	5,811	10,954	5,120
Cost of shares redeemed	(7,614)	(19,436)	(10,650)	(16,546)

Change in net assets resulting from Class R3 capital transactions	14,839	14,054	4,430	(1,108)

Class R4
Proceeds from shares issued	7,179	15,324	2,908	29,189
Distributions reinvested	1,915	1,774	4,055	2,242
Cost of shares redeemed	(7,452)	(9,549)	(17,006)	(36,170)

Change in net assets resulting from Class R4 capital transactions	1,642	7,549	(10,043)	(4,739)

Class R5
Proceeds from shares issued	58,001	169,023	18,321	15,455
Distributions reinvested	53,207	59,609	11,552	5,671
Cost of shares redeemed	(88,695)	(178,446)	(15,873)	(28,691)

Change in net assets resulting from Class R5 capital transactions	22,513	50,186	14,000	(7,565)

Class R6
Proceeds from shares issued	866,924	1,731,741	330,287	880,233
Distributions reinvested	387,715	326,519	531,604	243,857
Cost of shares redeemed	(450,103)	(895,510)	(451,684)	(1,297,802)

Change in net assets resulting from Class R6 capital transactions	804,536	1,162,750	410,207	(173,712)

Total change in net assets resulting from capital transactions	$1,136,904	$1,816,908	$1,229,845	$(751,266)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	2,392	6,348	2,735	8,294
Reinvested	3,841	4,077	5,251	2,357
Redeemed	(2,752)	(6,207)	(3,721)	(11,461)

Change in Class A Shares	3,481	4,218	4,265	(810)

Class C
Issued	341	609	131	302
Reinvested	540	533	272	143
Redeemed	(450)	(951)	(234)	(1,473)

Change in Class C Shares	431	191	169	(1,028)

Class I
Issued	4,515	15,656	4,955	26,465
Reinvested	3,041	3,271	9,337	5,165
Redeemed	(4,984)	(11,073)	(14,717)	(31,205)

Change in Class I Shares	2,572	7,854	(425)	425

Class L
Issued	—	—	10,217	27,115
Reinvested	—	—	25,025	12,656
Redeemed	—	—	(17,893)	(52,480)

Change in Class L Shares	—	—	17,349	(12,709)

Class R2
Issued	231	411	120	308
Reinvested	118	118	277	146
Redeemed	(190)	(395)	(162)	(735)

Change in Class R2 Shares	159	134	235	(281)

Class R3
Issued	281	550	96	273
Reinvested	129	118	283	145
Redeemed	(136)	(384)	(247)	(451)

Change in Class R3 Shares	274	284	132	(33)

Class R4
Issued	129	299	64	772
Reinvested	37	36	103	62
Redeemed	(130)	(183)	(412)	(892)

Change in Class R4 Shares	36	152	(245)	(58)

Class R5
Issued	1,016	3,227	434	389
Reinvested	1,017	1,172	285	154
Redeemed	(1,534)	(3,436)	(354)	(723)

Change in Class R5 Shares	499	963	365	(180)

Class R6
Issued	14,962	32,743	7,344	22,671
Reinvested	7,351	6,379	13,105	6,625
Redeemed	(7,799)	(17,096)	(9,993)	(33,322)

Change in Class R6 Shares	14,514	22,026	10,456	(4,026)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,432	$228,457
Distributions reinvested	131,124	21,985
Cost of shares redeemed	(103,673)	(256,183)

Change in net assets resulting from Class A capital transactions	144,883	(5,741)

Class C
Proceeds from shares issued	20,094	42,809
Distributions reinvested	40,129	6,902
Cost of shares redeemed	(53,063)	(152,617)

Change in net assets resulting from Class C capital transactions	7,160	(102,906)

Class I
Proceeds from shares issued	329,211	632,458
Distributions reinvested	281,851	67,804
Cost of shares redeemed	(357,272)	(1,288,594)

Change in net assets resulting from Class I capital transactions	253,790	(588,332)

Class L
Proceeds from shares issued	133,376	329,055
Distributions reinvested	234,993	51,517
Cost of shares redeemed	(228,419)	(753,164)

Change in net assets resulting from Class L capital transactions	139,950	(372,592)

Class R2
Proceeds from shares issued	73	81
Distributions reinvested	32	7
Cost of shares redeemed	(1)	(144)

Change in net assets resulting from Class R2 capital transactions	104	(56)

Class R3
Proceeds from shares issued	912	1,146
Distributions reinvested	339	51
Cost of shares redeemed	(635)	(488)

Change in net assets resulting from Class R3 capital transactions	616	709

Class R4
Proceeds from shares issued	121	3,069
Distributions reinvested	205	1,187
Cost of shares redeemed	(221)	(42,655)

Change in net assets resulting from Class R4 capital transactions	105	(38,399)

Class R5
Proceeds from shares issued	84	839
Distributions reinvested	142	137
Cost of shares redeemed	(103)	(6,702)

Change in net assets resulting from Class R5 capital transactions	123	(5,726)

Class R6
Proceeds from shares issued	302,491	1,674,385
Distributions reinvested	643,064	133,248
Cost of shares redeemed	(1,109,174)	(1,838,331)

Change in net assets resulting from Class R6 capital transactions	(163,619)	(30,698)

Total change in net assets resulting from capital transactions	$383,112	$(1,143,741)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	2,754	6,264
Reinvested	3,380	627
Redeemed	(2,438)	(7,354)

Change in Class A Shares	3,696	(463)

Class C
Issued	472	1,112
Reinvested	1,040	198
Redeemed	(1,250)	(4,444)

Change in Class C Shares	262	(3,134)

Class I
Issued	7,741	17,384
Reinvested	7,212	1,924
Redeemed	(8,488)	(34,308)

Change in Class I Shares	6,465	(15,000)

Class L
Issued	3,075	9,182
Reinvested	6,003	1,461
Redeemed	(5,419)	(21,293)

Change in Class L Shares	3,659	(10,650)

Class R2
Issued	2	2
Reinvested	1	— (a)
Redeemed	— (a)	(4)

Change in Class R2 Shares	3	(2)

Class R3
Issued	21	32
Reinvested	9	1
Redeemed	(15)	(14)

Change in Class R3 Shares	15	19

Class R4
Issued	3	89
Reinvested	5	34
Redeemed	(5)	(1,184)

Change in Class R4 Shares	3	(1,061)

Class R5
Issued	2	26
Reinvested	4	4
Redeemed	(3)	(184)

Change in Class R5 Shares	3	(154)

Class R6
Issued	6,964	43,621
Reinvested	16,442	3,783
Redeemed	(25,206)	(51,458)

Change in Class R6 Shares	(1,800)	(4,054)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$33.66	$(0.11)	$3.14	$3.03	$—	$(4.94)	$(4.94)
Year Ended June 30, 2021	25.27	(0.16)	11.67	11.51	—	(3.12)	(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—	—	—

Class C
Six Months Ended December 31, 2021 (Unaudited)	27.83	(0.16)	2.59	2.43	—	(4.94)	(4.94)
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	—	(0.84)	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—	—	—

Class I
Six Months Ended December 31, 2021 (Unaudited)	35.20	(0.07)	3.29	3.22	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—	—	—

Class R2
Six Months Ended December 31, 2021 (Unaudited)	33.24	(0.15)	3.11	2.96	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	—	(0.84)	(0.84)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	33.61	(0.11)	3.14	3.03	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—	—	—

Class R4
Six Months Ended December 31, 2021 (Unaudited)	35.21	(0.07)	3.30	3.23	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	—	(0.84)	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—	—	—

Class R5
Six Months Ended December 31, 2021 (Unaudited)	36.18	(0.04)	3.39	3.35	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	—	(0.84)	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—	—	—

Class R6
Six Months Ended December 31, 2021 (Unaudited)	36.52	(0.02)	3.42	3.40	—	(4.94)	(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	—	(0.84)	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.75	9.22%	$3,337,143	1.10%	(0.62)%	1.14%	17%
33.66	47.55	3,013,691	1.13	(0.54)	1.14	43
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34

25.32	8.99	1,241,302	1.60	(1.13)	1.64	17
27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34

33.48	9.36	4,824,484	0.85	(0.38)	0.88	17
35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34

31.26	9.12	760	1.36	(0.87)	1.63	17
33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

31.70	9.23	6,175	1.11	(0.64)	1.16	17
33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

33.50	9.38	21,307	0.86	(0.38)	0.88	17
35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

34.59	9.46	149,779	0.71	(0.23)	0.74	17
36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34

34.98	9.51	6,925,693	0.60	(0.12)	0.63	17
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$62.14	$(0.02)	$2.65	$2.63	$—	$(4.60)	$(4.60)
Year Ended June 30, 2021	47.20	(0.03)	21.27	21.24	(0.08)	(6.22)	(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (f)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)

Class C
Six Months Ended December 31, 2021 (Unaudited)	58.61	(0.17)	2.49	2.32	—	(4.60)	(4.60)
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)

Class I
Six Months Ended December 31, 2021 (Unaudited)	63.43	0.06	2.71	2.77	(0.09)	(4.60)	(4.69)
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	61.24	(0.10)	2.61	2.51	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	63.52	0.11	2.72	2.83	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	63.57	0.14	2.71	2.85	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$60.17	4.44%	$640,121	1.14%	(0.06)%	1.26%	13%
62.14	47.31	595,304	1.14	(0.05)	1.26	54
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38

56.33	4.17	18,841	1.64	(0.58)	1.76	13
58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38

61.51	4.58	1,049,626	0.89	0.20	1.01	13
63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38

59.15	4.30	643	1.39	(0.30)	1.67	13
61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38

61.75	4.66	83	0.74	0.34	0.93	13
63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38

61.60	4.70	1,455,895	0.64	0.44	0.76	13
63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$46.20	$(0.20)	$0.96	$0.76	$—	$(4.64)	$(4.64)
Year Ended June 30, 2021	36.43	(0.36)	15.58	15.22	—	(5.45)	(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	—	(2.14)	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	—	(0.01)	(0.01)

Class C
Six Months Ended December 31, 2021 (Unaudited)	32.69	(0.22)	0.65	0.43	—	(4.64)	(4.64)
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	—	(2.14)	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	—	(0.01)	(0.01)

Class I
Six Months Ended December 31, 2021 (Unaudited)	55.95	(0.16)	1.18	1.02	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	—	(0.01)	(0.01)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	51.05	(0.29)	1.07	0.78	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	—	(2.14)	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	—	(0.01)	(0.01)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	54.95	(0.24)	1.16	0.92	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	—	(0.01)	(0.01)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	55.76	(0.18)	1.18	1.00	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	—	(2.14)	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	—	(0.01)	(0.01)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	57.00	(0.12)	1.20	1.08	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	—	(0.01)	(0.01)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	57.39	(0.11)	1.21	1.10	—	(4.64)	(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	—	(2.14)	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	—	(0.01)	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.32	1.86%	$1,651,602	1.21%	(0.85)%	1.26%	18%
46.20	43.59	1,642,278	1.24	(0.85)	1.26	42
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41

28.48	1.62	107,958	1.71	(1.35)	1.75	18
32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41

52.33	2.00	2,008,915	0.92	(0.56)	0.99	18
55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41

47.19	1.72	60,431	1.48	(1.11)	1.53	18
51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41

51.23	1.86	79,849	1.23	(0.86)	1.25	18
54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

52.12	1.97	23,332	0.98	(0.62)	0.99	18
55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

53.44	2.07	711,371	0.79	(0.43)	0.84	18
57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41

53.85	2.09	4,944,232	0.73	(0.36)	0.74	18
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$43.69	$0.08	$2.60	$2.68	$(0.16)	$(5.90)	$(6.06)
Year Ended June 30, 2021	31.12	0.17	15.09	15.26	(0.29)	(2.40)	(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)

Class C
Six Months Ended December 31, 2021 (Unaudited)	41.77	(0.03)	2.49	2.46	—	(5.90)	(5.90)
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)

Class I
Six Months Ended December 31, 2021 (Unaudited)	44.30	0.13	2.64	2.77	(0.24)	(5.90)	(6.14)
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)

Class L
Six Months Ended December 31, 2021 (Unaudited)	44.98	0.18	2.68	2.86	(0.33)	(5.90)	(6.23)
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	41.48	0.02	2.46	2.48	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	43.25	0.08	2.56	2.64	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	44.02	0.13	2.63	2.76	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	44.90	0.17	2.67	2.84	(0.31)	(5.90)	(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	44.96	0.20	2.67	2.87	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$40.31	6.58%	$1,656,299	1.20%	0.36%	1.24%	8%
43.69	51.06	1,608,828	1.22	0.46	1.23	21
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23

38.33	6.34	76,270	1.70	(0.15)	1.74	8
41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23

40.93	6.71	2,810,923	0.95	0.59	0.98	8
44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23

41.61	6.83	7,973,997	0.75	0.81	0.83	8
44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23

37.98	6.43	74,034	1.46	0.10	1.49	8
41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23

39.84	6.56	86,456	1.21	0.35	1.23	8
43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

40.71	6.71	19,587	0.96	0.57	0.98	8
44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

41.53	6.79	97,615	0.81	0.76	0.83	8
44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

41.58	6.85	4,304,971	0.71	0.86	0.73	8
44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$42.90	$0.16		$2.17	$2.33	$(0.32)	$(5.27)	$(5.59)
Year Ended June 30, 2021	29.53	0.34		14.04	14.38	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.46	0.49		(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)

Class C
Six Months Ended December 31, 2021 (Unaudited)	42.73	0.05		2.16	2.21	(0.10)	(5.27)	(5.37)
Year Ended June 30, 2021	29.38	0.16		13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32		(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)

Class I
Six Months Ended December 31, 2021 (Unaudited)	43.15	0.22		2.17	2.39	(0.40)	(5.27)	(5.67)
Year Ended June 30, 2021	29.71	0.43		14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57		(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)

Class L
Six Months Ended December 31, 2021 (Unaudited)	43.20	0.25		2.18	2.43	(0.46)	(5.27)	(5.73)
Year Ended June 30, 2021	29.73	0.49		14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63		(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	42.46	0.11		2.14	2.25	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26		13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40		(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	42.36	0.16		2.13	2.29	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33		13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48		(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	42.92	0.21		2.18	2.39	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42		14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57		(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	43.12	0.25		2.16	2.41	(0.43)	(5.27)	(5.70)
Year Ended June 30, 2021	29.67	0.49		14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63		(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	43.16	0.27		2.18	2.45	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52		14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66		(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$39.64	5.80%	$1,117,171	1.11%	0.74%		1.14%	11%
42.90	49.47	1,050,569	1.13	0.94		1.14	34
29.53	(13.60)	736,715	1.14	1.45		1.16	29
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24

39.57	5.52	333,784	1.61	0.24		1.65	11
42.73	48.75	349,246	1.63	0.45		1.64	34
29.38	(14.04)	332,229	1.64	0.94		1.66	29
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24

39.87	5.92	2,407,948	0.86	0.99		0.89	11
43.15	49.86	2,326,829	0.88	1.20		0.89	34
29.71	(13.39)	2,047,640	0.89	1.70		0.90	29
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24

39.90	6.02	1,859,802	0.71	1.13		0.74	11
43.20	50.10	1,855,713	0.73	1.35		0.74	34
29.73	(13.26)	1,593,954	0.74	1.85		0.75	29
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24

39.15	5.67	277	1.36	0.49		1.51	11
42.46	49.10	194	1.38	0.73		1.54	34
29.31	(13.82)	182	1.39	1.27		1.55	29
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

39.04	5.79	3,361	1.11	0.74		1.17	11
42.36	49.46	3,020	1.13	0.92		1.17	34
29.21	(13.60)	1,519	1.14	1.43		1.18	29
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

39.86	5.94	1,717	0.86	0.98		0.89	11
42.92	49.86	1,724	0.88	1.26		0.89	34
29.56	(13.40)	32,555	0.88	1.74		0.90	29
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

39.83	5.99	1,390	0.71	1.13		0.75	11
43.12	50.12	1,365	0.73	1.41		0.74	34
29.67	(13.25)	5,529	0.74	1.85		0.75	29
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

39.84	6.08	5,062,444	0.61	1.23		0.64	11
43.16	50.23	5,562,656	0.63	1.44		0.64	34
29.71	(13.18)	3,949,596	0.64	1.96		0.65	29
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,751,761	$—	$—	$16,751,761

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

Mid Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,196,469	$—	$—	$3,196,469

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

Mid Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,753,213	$—	$—	$9,753,213

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

Mid Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,108,207	$—	$—	$17,108,207

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$10,818,305	$—	$—	$10,818,305

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$241,385	$(241,385)	$—
Mid Cap Equity Fund	30,611	(30,611)	—
Mid Cap Growth Fund	127,353	(127,353)	—
Mid Cap Value Fund	2,227	(2,227)	—
Value Advantage Fund	16,771	(16,771)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended December 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Growth Advantage Fund	$6
Mid Cap Equity Fund	2
Mid Cap Growth Fund	10
Mid Cap Value Fund	1
Value Advantage Fund	1

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Growth Advantage Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$159,510	$2,218,399	$2,215,907	$(12)	$(17)	$161,973	161,908	$89		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	133,201	856,000	780,001	(36)*	6	209,170	209,213	59	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%, 0.03% (a) (b)	16,751	281,355	259,105	—	—	39,001	39,001	3	*	—

Total	$309,462	$3,355,754	$3,255,013	$(48)	$(11)	$410,144		$151		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Equity Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$64,465	$395,644	$399,832	$(6)	$(1)	$60,270	60,245	$26		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	52,990	179,000	206,000	(10)*	3	25,983	25,988	18	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%, 0.03% (a) (b)	6,929	64,576	65,701	—	—	5,804	5,804	1	*	—

Total	$124,384	$639,220	$671,533	$(16)	$2	$92,057		$45		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Mid Cap Growth Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$190,144	$952,188	$981,289	$(27)	$(3)	$161,013	160,949	$83		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	238,992	835,000	963,000	(52)*	15	110,955	110,977	93	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%, 0.03% (a) (b)	26,765	399,080	404,360	—	—	21,485	21,485	4	*	—

Total	$455,901	$2,186,268	$2,348,649	$(79)	$12	$293,453		$180		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Value Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$334,195	$1,006,134	$1,194,276	$(16)	$—	(c)	$146,037	145,978	$55		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	18,535	156,000	173,300	(3)*	2		1,234	1,234	6	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%, 0.03% (a) (b)	3,666	64,152	66,700	—	—		1,118	1,118	—	*(c)	—

Total	$356,396	$1,226,286	$1,434,276	$(19)	$2		$148,389		$61		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

Value Advantage Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$360,095	$2,429,217	$2,449,238	$(5)	$—	(c)	$340,069	339,933	$100		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	41,074	187,000	214,000	(3)*	3		14,074	14,076	10	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03%, 0.03% (a) (b)	5,968	110,724	113,298	—	—		3,394	3,394	1	*	—

Total	$407,137	$2,726,941	$2,776,536	$(8)	$3		$357,537		$111		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2021 are as follows:

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$58	$27		$43	n/a	$1		$1		$—	(a)	$2		$41	$173
Mid Cap Equity Fund
Transfer agency fees	4	–	(a)	17	n/a	–	(a)	n/a		n/a		–	(a)	9	30
Mid Cap Growth Fund
Transfer agency fees	127	3		22	n/a	11		1		—	(a)	5		49	218
Mid Cap Value Fund
Transfer agency fees	43	2		20	$17	3		1		—	(a)	1		42	129
Value Advantage Fund
Transfer agency fees	23	14		26	13	–	(a)	–	(a)	–	(a)	–	(a)	22	98

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective annualized rate for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund was 0.07%, 0.08%, 0.08%, 0.06% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$291	$1
Mid Cap Equity Fund	52	—
Mid Cap Growth Fund	62	—	(a)
Mid Cap Value Fund	34	—
Value Advantage Fund	82	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.04	%(1)	1.54	%(1)	0.79	%(1)	n/a	1.30	%(1)	1.05	%(1)	0.80	%(1)	0.65	%(1)	0.55	%(1)
Mid Cap Equity Fund	1.14		1.64		0.89		n/a	1.39		n/a		n/a		0.74		0.64
Mid Cap Growth Fund	1.14	(2)	1.64	(2)	0.89	(2)	n/a	1.45	(2)	1.20	(2)	0.95	(2)	0.79		0.70	(2)
Mid Cap Value Fund	1.14	(3)	1.64	(3)	0.89	(3)	0.75%	1.40	(3)	1.15	(3)	0.90	(3)	0.75	(3)	0.65	(3)
Value Advantage Fund	1.04	(4)	1.54	(4)	0.79	(4)	0.75	1.30	(4)	1.05	(4)	0.80	(4)	0.65	(4)	0.55	(4)

(1)

Prior to November 1, 2021, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, n/a, n/a and n/a for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

(2)

Prior to November 1, 2021, the contractual expense limitation was 1.24%, n/a, 0.93%, 1.49%, n/a, 0.99% and 0.74% for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares, respectively.

(3)

Prior to November 1, 2021, the contractual expense limitation was 1.24%, 1.75%, 0.99%, 1.50%, 1.25%, 1.00%, 0.85% and 0.73% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(4)

Prior to November 1, 2021, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.39%, 1.14%, 0.89%, 0.74% and 0.64% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

For the six months ended December 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$1,334	$888	$183	$2,405	$—	(a)
Mid Cap Equity Fund	1,028	686	14	1,728	3
Mid Cap Growth Fund	414	277	1,076	1,767	30
Mid Cap Value Fund	1,340	892	2,209	4,441	30
Value Advantage Fund	924	616	95	1,635	7

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2021 were as follows:

Growth Advantage Fund	$115
Mid Cap Equity Fund	38
Mid Cap Growth Fund	105
Mid Cap Value Fund	94
Value Advantage Fund	142

G. Other— Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2021, Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$2,887,636	$2,666,045
Mid Cap Equity Fund	605,705	387,694
Mid Cap Growth Fund	1,994,131	1,618,372
Mid Cap Value Fund	1,281,698	2,138,858
Value Advantage Fund	1,176,341	1,993,845

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

During the six months ended December 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$8,319,474	$8,735,747	$303,460	$8,432,287
Mid Cap Equity Fund	2,103,656	1,144,670	51,857	1,092,813
Mid Cap Growth Fund	6,541,314	3,496,824	284,925	3,211,899
Mid Cap Value Fund	9,823,480	7,471,619	186,892	7,284,727
Value Advantage Fund	6,851,040	4,047,929	80,664	3,967,265

At June 30, 2021, the Funds did not have any net capital loss carryforwards.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 late year ordinary losses of:

Late Year Ordinary Loss Deferral
Growth Advantage Fund	$19,685
Mid Cap Growth Fund	21,652

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2021.

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	14.0%	1	23.9%
Mid Cap Equity Fund	—	—	2	66.9
Mid Cap Growth Fund	1	10.2	2	28.3
Mid Cap Value Fund	—	—	2	34.5
Value Advantage Fund	—	—	2	25.2

As of December 31, 2021, JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	13.0%
Value Advantage Fund	20.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Because Mid Cap Value Fund invests in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,092.20	$5.80	1.10%
Hypothetical	1,000.00	1,019.66	5.60	1.10
Class C
Actual	1,000.00	1,089.90	8.43	1.60
Hypothetical	1,000.00	1,017.14	8.13	1.60
Class I
Actual	1,000.00	1,093.60	4.49	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85
Class R2
Actual	1,000.00	1,091.20	7.17	1.36
Hypothetical	1,000.00	1,018.35	6.92	1.36
Class R3
Actual	1,000.00	1,092.30	5.85	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class R4
Actual	1,000.00	1,093.80	4.54	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R5
Actual	1,000.00	1,094.60	3.75	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class R6
Actual	1,000.00	1,095.10	3.17	0.60
Hypothetical	1,000.00	1,022.18	3.06	0.60

JPMorgan Mid Cap Equity Fund
Class A
Actual	1,000.00	1,044.40	5.87	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan Mid Cap Equity Fund (continued)
Class C
Actual	$1,000.00	$1,041.70	$8.44	1.64%
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	1,045.80	4.59	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	1,043.00	7.16	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R5
Actual	1,000.00	1,046.60	3.82	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
Class R6
Actual	1,000.00	1,047.00	3.30	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,018.60	6.16	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class C
Actual	1,000.00	1,016.20	8.69	1.71
Hypothetical	1,000.00	1,016.59	8.69	1.71
Class I
Actual	1,000.00	1,020.00	4.68	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	1,017.20	7.52	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,018.60	6.26	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Class R4
Actual	1,000.00	1,019.70	4.99	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class R5
Actual	1,000.00	1,020.70	4.02	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R6
Actual	1,000.00	1,020.90	3.72	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,065.80	6.25	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	1,063.40	8.84	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70
Class I
Actual	1,000.00	1,067.10	4.95	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Class L
Actual	1,000.00	1,068.30	3.91	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan Mid Cap Value Fund (continued)
Class R2
Actual	$1,000.00	$1,064.30	$7.60	1.46%
Hypothetical	1,000.00	1,017.85	7.43	1.46
Class R3
Actual	1,000.00	1,065.60	6.30	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R4
Actual	1,000.00	1,067.10	5.00	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class R5
Actual	1,000.00	1,067.90	4.22	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R6
Actual	1,000.00	1,068.50	3.70	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,058.00	5.76	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class C
Actual	1,000.00	1,055.20	8.34	1.61
Hypothetical	1,000.00	1,017.09	8.19	1.61
Class I
Actual	1,000.00	1,059.20	4.46	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class L
Actual	1,000.00	1,060.20	3.69	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class R2
Actual	1,000.00	1,056.70	7.05	1.36
Hypothetical	1,000.00	1,018.35	6.92	1.36
Class R3
Actual	1,000.00	1,057.90	5.76	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Class R4
Actual	1,000.00	1,059.40	4.46	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R5
Actual	1,000.00	1,059.90	3.69	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71
Class R6
Actual	1,000.00	1,060.80	3.17	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund and Mid Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the

Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the second, second and first quintiles based upon the Peer Group for the one, three and five-year periods ended December 31, 2020, respectively, and in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the third, third and second quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the first quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Equity Fund’s performance for Class A, Class I and Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Mid Cap Growth Fund’s performance for Class A shares was in the third quintile based upon the Peer Group, and in the second quintile based upon the Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the third, second and second quintiles based upon the Peer Group, and in the second, first and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the second, third and first quintiles based upon the Peer Group, and in the second, first and first quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Mid Cap Value Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the fourth, third and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth and fifth quintiles based upon the Peer Group, and in the fourth and third quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the Value Advantage Fund’s performance for Class A shares was in the fifth, fourth and fifth quintiles based upon the Peer Group, and in the fifth, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the fifth, fourth and fourth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group ranking were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the third and first quintiles based upon

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the second and first quintiles, based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee and actual total expenses for Class A shares were both in the fourth and third quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fourth quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Value Advantage Fund’s net advisory fee Class A shares was in the fourth and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the fourth quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”)

JPMMFIT held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMMFIT, including Growth Advantage Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	284,990
Withheld	7,594

Steven P. Fisher
In Favor	284,800
Withheld	7,785

Gary L. French
In Favor	285,248
Withheld	7,336

Kathleen M. Gallagher
In Favor	285,176
Withheld	7,408

Robert J. Grassi
In Favor	285,531
Withheld	7,053

Frankie D. Hughes
In Favor	284,920
Withheld	7,664

Raymond Kanner
In Favor	285,459
Withheld	7,125

Thomas P. Lemke
In Favor	284,658
Withheld	7,926

Lawrence R. Maffia
In Favor	285,045
Withheld	7,539

Votes Received (Amounts in thousands)

Mary E. Martinez
In Favor	284,940
Withheld	7,644

Marilyn McCoy
In Favor	285,111
Withheld	7,473

Dr. Robert A. Oden, Jr.
In Favor	284,168
Withheld	8,416

Marian U. Pardo
In Favor	285,133
Withheld	7,451

Emily A. Youssouf
In Favor	284,612
Withheld	7,973

Interested Nominee
Robert F. Deutsch
In Favor	285,233
Withheld	7,351

Nina O. Shenker
In Favor	285,195
Withheld	7,390

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPMorgan Trust I (“JPM I”)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Mid Cap Equity Fund and Value Advantage Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)

Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

JPMorgan Trust II (“JPM II”)

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including Mid Cap Growth Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen M. Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229

Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535

Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Votes Received (Amounts in thousands)

Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Dr. Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee
Robert F. Deutsch	289,562,178
In Favor	6,153,382
Withheld

Nina O. Shenker
In Favor	289,698,757
Withheld	6,016,803

DECEMBER 31, 2021	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”)

JPMFMFG held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of JPMFMFG, including Mid Cap Value Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	219,371
Withheld	4,592

Steven P. Fisher
In Favor	219,633
Withheld	4,330

Gary L. French
In Favor	219,771
Withheld	4,192

Kathleen M. Gallagher
In Favor	219,907
Withheld	4,056

Robert J. Grassi
In Favor	219,535
Withheld	4,428

Frankie D. Hughes
In Favor	219,818
Withheld	4,145

Raymond Kanner
In Favor	219,857
Withheld	4,106

Thomas P. Lemke
In Favor	219,749
Withheld	4,214

Votes Received (Amounts in thousands)

Lawrence R. Maffia
In Favor	219,478
Withheld	4,485

Mary E. Martinez
In Favor	219,940
Withheld	4,023

Marilyn McCoy
In Favor	219,814
Withheld	4,149

Dr. Robert A. Oden, Jr.
In Favor	219,382
Withheld	4,581

Marian U. Pardo
In Favor	219,870
Withheld	4,093

Emily A. Youssouf
In Favor	219,846
Withheld	4,117

Interested Nominee
Robert F. Deutsch
In Favor	219,730
Withheld	4,233

Nina O. Shenker
In Favor	219,764
Withheld	4,199

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-MC-1221

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2021 (Unaudited)

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)

JPMorgan Small Cap Value Fund

JPMorgan SMID Cap Equity Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Overall, U.S. equity markets generated post positive returns in the second half of 2021 with continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Despite historically high equity valuations in the U.S., the S&P 500 Index posted at least one record-high closing in each month during the period. Notably, the emergence of the omicron variant of COVID-19 in the final months of 2021 led to higher volatility in financial markets and weighed on global petroleum prices.

The first months of the period saw strong upward momentum in U.S. equity prices after second quarter 2021 results showed record-high earnings and revenue from U.S. companies. However, equity markets ended the month of September lower amid investor concerns about global supply chain disruptions, inflationary pressure and the ongoing pandemic. Additionally, the U.S. Federal Reserve set an initial schedule for tapering off its monthly bond purchases and indicated it may raise interest rates in late 2022 or early 2023.

In October, oil prices began to rise and equity markets resumed their broad upward trajectory only to stall again in November and then ended December with higher returns. While a resurgence in pandemic infections raised investor concerns about the reimposition of some social restrictions and their potential impact on specific industries and individual companies, the economic backdrop remained positive overall with a strong labor market, surging corporate profits and a boom in U.S. consumer wealth.

Overall, small cap equity largely underperformed during the period though small cap value stocks generated some positive returns. For the six months ended December 31, 2021, the S&P 500 Index returned 11.67%, the Russell 2000 Index returned -2.31%, the Russell 2000 Value Index returned 1.24% and the Russell 2000 Growth Index returned -5.64%.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.87%
Russell 2000 Index	(2.31)%

Net Assets as of 12/31/2021 (In Thousands)	$1,290,049

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s underweight position and security selection in the health care sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in AMC Entertainment Holdings, Inc. and its overweight positions in iRhythm Technologies, Inc. and Saia, Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters that was not held in the Fund, fell amid investor expectations that the resurgence of the pandemic in late 2021 would lead to renewed social restrictions. Shares of iRhythm Technologies, a maker of heart monitors and diagnostic devices, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 as well as an increase in Medicare reimbursement rates on some of its products. Shares of Saia, a trucking and transport company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight position in Upland Software, Inc. and its out-of-Benchmark positions in Everbridge, Inc. and Freshpet, Inc. Shares of Upand Software, a provider of cloud-based business software, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021. Shares of Everbridge, a software developer, fell after the resignation of the company’s chief executive in early December 2021. Shares of Freshpet, a pet food maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid higher materials costs and supply chain bottlenecks.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Applied Industrial Technologies, Inc.	1.1%
2.	Terreno Realty Corp.	1.1
3.	ITT, Inc.	1.1
4.	Safety Insurance Group, Inc.	0.8
5.	First Busey Corp.	0.8
6.	Matador Resources Co.	0.7
7.	Columbia Banking System, Inc.	0.7
8.	Saia, Inc.	0.7
9.	PDC Energy, Inc.	0.7
10.	Performance Food Group Co.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	17.5%
Financials	17.2
Information Technology	13.2
Health Care	13.0
Consumer Discretionary	12.9
Real Estate	7.3
Materials	3.9
Consumer Staples	2.9
Communication Services	2.5
Energy	2.1
Utilities	2.1
Short-Term Investments	5.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge**		(4.43)%	8.15%	19.05%	15.25%
Without Sales Charge		0.87	14.13	20.34	15.88
CLASS C SHARES	January 7, 1998
With CDSC***		(0.40)	12.59	19.74	15.42
Without CDSC		0.60	13.59	19.74	15.42
CLASS I SHARES	April 5, 1999	0.98	14.43	20.65	16.19
CLASS R6 SHARES	July 2, 2018	1.15	14.71	20.95	16.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.17%
Russell 2000 Index	(2.31)%

Net Assets as of 12/31/2021 (In Thousands)	$8,142,882

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection and underweight position in the health care sector and its security selection in the financials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the information technology and materials sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in WillScot Mobile Mini Holdings Corp., Kinsale Capital Group, Inc. and BJ’s Wholesale Club Holdings, Inc. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose after the company reported better-than-expected earnings for the third quarter of 2021. Shares of Kinsale Capital Group, a property and casualty insurer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021. Shares of BJ’s Wholesale Club Holdings, a membership retail chain, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in HealthEquity, Inc. and NLight, Inc., and its out-of-Benchmark position in Wex, Inc. Shares of HealthEquity, a health care benefits manager, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021. Shares of NLight, a manufacturer of semiconductor and fiber laser components, fell amid weakening demand from China and after the company forecast supply constraints would weigh on profit margins. Shares of Wex, an employee benefits and corporate fleet gas card provider, fell amid investor disappointment with the company’s third quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	WillScot Mobile Mini Holdings Corp.	2.0%
2.	AptarGroup, Inc.	1.7
3.	Performance Food Group Co.	1.7
4.	EastGroup Properties, Inc.	1.6
5.	BJ’s Wholesale Club Holdings, Inc.	1.6
6.	Lincoln Electric Holdings, Inc.	1.5
7.	ICU Medical, Inc.	1.5
8.	Syneos Health, Inc.	1.5
9.	Kinsale Capital Group, Inc.	1.5
10.	Brunswick Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	21.9%
Financials	16.5
Information Technology	12.8
Health Care	12.1
Consumer Discretionary	11.4
Real Estate	7.3
Consumer Staples	6.0
Materials	5.0
Utilities	2.1
Short-Term Investments	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge**		(1.30)%	9.62%	11.66%	13.50%
Without Sales Charge		4.17	15.69	12.87	14.12
CLASS C SHARES	February 19, 2005
With CDSC***		2.92	14.11	12.32	13.66
Without CDSC		3.92	15.11	12.32	13.66
CLASS I SHARES	May 7, 1996	4.33	16.01	13.18	14.44
CLASS R2 SHARES	November 3, 2008	4.05	15.40	12.60	13.84
CLASS R3 SHARES	September 9, 2016	4.19	15.71	12.89	14.13
CLASS R4 SHARES	September 9, 2016	4.32	16.00	13.17	14.44
CLASS R5 SHARES	May 15, 2006	4.43	16.22	13.39	14.67
CLASS R6 SHARES	May 31, 2016	4.46	16.29	13.46	14.70

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(6.79)%
Russell 2000 Growth Index	(5.64)%

Net Assets as of 12/31/2021 (In Thousands)	$5,951,726

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the information technology and communication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Everbridge, Inc. and its overweight positions in Freshpet, Inc. and Zymergen, Inc. Shares of Everbridge, a software developer, fell after the resignation of the company’s chief executive in early December 2021. Shares of Freshpet, a pet food maker, fell after the company reported lower-than-expected earnings and revenue for the third quarter amid higher materials costs and supply chain bottlenecks. Shares of Zymergen, a specialty chemicals manufacturer, fell in early August 2021 after the company issued a weaker-than-expected revenue forecast and its chief executive resigned.

Leading individual contributors to relative performance included the Fund’s overweight positions in Saia, Inc. and DigitalOcean Holdings, Inc., and its out-of-Benchmark position in Globant SA. Shares of Saia, a trucking and transport company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021. Shares of DigitalOcean Holdings, a provider of cloud computing services, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021. Shares of Globant, an information technology services provider, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Saia, Inc.	1.8%
2.	Performance Food Group Co.	1.8
3.	MKS Instruments, Inc.	1.4
4.	ITT, Inc.	1.4
5.	Globant SA	1.4
6.	CyberArk Software Ltd.	1.4
7.	Littelfuse, Inc.	1.4
8.	Helen of Troy Ltd.	1.4
9.	DigitalOcean Holdings, Inc.	1.4
10.	National Vision Holdings, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	26.5%
Information Technology	22.7
Industrials	18.2
Consumer Discretionary	15.9
Financials	3.8
Consumer Staples	3.0
Communication Services	1.9
Real Estate	1.8
Materials	0.1
Short-Term Investments	6.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge**		(11.68)%	(10.99)%	21.16%	16.38%
Without Sales Charge		(6.79)	(6.06)	22.46	17.01
CLASS C SHARES	November 4, 1997
With CDSC***		(7.96)	(7.45)	21.86	16.54
Without CDSC		(6.96)	(6.45)	21.86	16.54
CLASS I SHARES	March 26, 1996	(6.66)	(5.80)	22.78	17.31
CLASS L SHARES	February 19, 2005	(6.56)	(5.64)	22.96	17.48
CLASS R2 SHARES	November 3, 2008	(6.87)	(6.26)	22.17	16.73
CLASS R3 SHARES	July 31, 2017	(6.77)	(6.04)	22.46	17.01
CLASS R4 SHARES	July 31, 2017	(6.65)	(5.79)	22.78	17.31
CLASS R5 SHARES	September 9, 2016	(6.55)	(5.63)	22.97	17.48
CLASS R6 SHARES	November 30, 2010	(6.53)	(5.56)	23.08	17.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

JPMorgan Small Cap Sustainable Leaders Fund(1)

(formerly known as JPMorgan Small Cap Core Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	(5.72)%
Russell 2000 Index	(2.31)%

Net Assets as of 12/31/2021 (In Thousands)	$298,848

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Sustainable Leaders Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from relative performance, while the Fund’s security selection in the health care and financials sectors was a leading contributor to performance relative to the Benchmark.

Leading individual detractors from relative performance included the Fund’s overweight positions in TPI Composites, Inc., Schrodinger, Inc. and Zymergen, Inc. Shares of TPI Composites, a manufacturer of wind turbine blades, fell after the company reported a wider-than-expected loss for the third quarter of 2021 and amid investor concerns about supply chain bottlenecks. Shares of Schrodinger, a supplier of pharmaceutical research software, fell after the company reported lower-than-expected earnings and revenue for the third quarter of 2021. Shares of Zymergen, a specialty chemicals manufacturer, fell in early August 2021 after the company issued a weaker-than-expected revenue forecast and its chief executive resigned.

Leading individual contributors to relative performance included the Fund’s overweight positions in Arena Pharmaceuticals, Inc. and AMN Healthcare Services, Inc., and its out-of-Benchmark position in Sarepta Therapeutics, Inc. Shares of Arena Pharmaceuticals, a biopharmaceuticals developer, rose after the company agreed to be acquired by Pfizer Inc. for an estimated $6.7 billion. Shares of AMN Healthcare Services, a provider of hospitals and health care staffing company, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021. Shares of Sarepta Therapeutics, a biopharmaceuticals developer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 and raised its forecast for sales of its muscular dystrophy treatment.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	WESCO International, Inc.	2.5%
2.	AAON, Inc.	2.3
3.	AZEK Co., Inc. (The)	2.2
4.	Zions Bancorp NA	2.1
5.	Darling Ingredients, Inc.	2.1
6.	Signature Bank	2.0
7.	Customers Bancorp, Inc.	2.0
8.	American States Water Co.	1.9
9.	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1.9
10.	AMN Healthcare Services, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	21.0%
Health Care	15.2
Financials	14.7
Consumer Discretionary	13.2
Information Technology	9.4
Real Estate	7.0
Consumer Staples	5.3
Materials	3.0
Utilities	2.2
Communication Services	2.2
Energy	1.0
Short-Term Investments	5.8

(1)	On July 1, 2021, the Small Cap Core Fund was renamed, but its investment objective remained unchanged.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	May 31, 2016
With Sales Charge**		(10.88)%	6.54%	8.58%	12.38%
Without Sales Charge		(5.95)	12.43	9.76	12.99
CLASS C SHARES	May 31, 2016
With CDSC***		(7.17)	10.89	9.22	12.67
Without CDSC		(6.17)	11.89	9.22	12.67
CLASS I SHARES	January 3, 2017	(5.82)	12.72	10.03	13.16
CLASS R2 SHARES	July 31, 2017	(6.06)	12.16	9.48	12.48
CLASS R3 SHARES	July 31, 2017	(5.95)	12.42	9.75	12.76
CLASS R4 SHARES	July 31, 2017	(5.82)	12.73	10.04	13.05
CLASS R5 SHARES	January 1, 1997	(5.72)	12.93	10.25	13.27
CLASS R6 SHARES	May 31, 2016	(5.70)	12.99	10.31	13.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.27%
Russell 2000 Value Index	1.24%

Net Assets as of 12/31/2021 (In Thousands)	$1,550,740

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the consumer discretionary and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and industrials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in ArcBest Corp., Arena Pharmaceuticals, Inc. and Echo Global Logistics, Inc. Shares of ArcBest, a logistics and transport company, rose after the company reported better-than-expected earnings for the third quarter of 2021. Shares of Arena Pharmaceuticals, a biopharmaceuticals developer, rose after the company agreed to be acquired by Pfizer Inc. for an estimated $6.7 billion. Shares of Echo Global Logistics, a supply chain management company, rose ahead of its acquisition by Jordan Co. for an estimated $5 billion.

Leading individual detractors from relative performance included the Fund’s underweight position in Avis Budget Group, Inc., its overweight positions in AMC Entertainment Holdings, Inc. and ManTech International Corp. Shares of Avis Budget Group, an auto rental chain, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021 and indicated it would increase purchases of electric vehicles. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters, fell amid investor expectations that the resurgence of the pandemic in late 2021 would lead to renewed social restrictions. Shares of ManTech International, a provider of technology and software to the defense industry, fell after the company reported lower-than-expected revenue for the third quarter of 2021.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Tri Pointe Homes, Inc.	1.2%
2.	Allscripts Healthcare Solutions, Inc.	1.0
3.	EMCOR Group, Inc.	1.0
4.	CIT Group, Inc.	0.9
5.	ArcBest Corp.	0.9
6.	Ovintiv, Inc.	0.9
7.	New Jersey Resources Corp.	0.8
8.	BellRing Brands, Inc., Class A	0.8
9.	American States Water Co.	0.8
10.	AMC Entertainment Holdings, Inc., Class A	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	24.9%
Industrials	15.4
Health Care	10.2
Real Estate	10.1
Information Technology	6.1
Consumer Discretionary	6.0
Energy	5.5
Materials	4.4
Utilities	3.8
Communication Services	3.7
Consumer Staples	2.7
Short-Term Investments	7.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR

CLASS A SHARES	January 27, 1995
With Sales Charge**		(2.28)%	25.34%	6.81%	10.97%
Without Sales Charge		3.14	32.31	7.97	11.57
CLASS C SHARES	March 22, 1999
With CDSC***		1.93	30.71	7.43	11.06
Without CDSC		2.93	31.71	7.43	11.06
CLASS I SHARES	January 27, 1995	3.27	32.63	8.25	11.86
CLASS R2 SHARES	November 3, 2008	3.01	31.98	7.70	11.29
CLASS R3 SHARES	September 9, 2016	3.16	32.36	7.98	11.57
CLASS R4 SHARES	September 9, 2016	3.30	32.67	8.24	11.84
CLASS R5 SHARES	May 15, 2006	3.36	32.85	8.40	11.98
CLASS R6 SHARES	February 22, 2005	3.41	33.00	8.51	12.09

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

JPMorgan SMID Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.33%
Russell 2500 Index	1.04%

Net Assets as of 12/31/21 (In Thousands)	$400,876

INVESTMENT OBJECTIVE**

The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

INVESTMENT PROCESS

The Fund employs a fundamental bottom-up investment process to invest in a diversified portfolio of small to mid-cap stocks — similar to those in the Russell 2500 Index — and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 2500 Index (the “Benchmark”) for the six months ended December 31, 2021.

Relative to the Benchmark, the Fund’s security selection in the health care and financials sectors was a leading contributor to performance, while the Fund’s security selection in the materials sector and its underweight position in the energy sector, where it had no holdings, were leading detractors from performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in WillScot Mobile Mini Holdings Corp., Kinsale Capital Group, Inc. and BJ’s Wholesale Club Holdings, Inc. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose after the company reported better-than-expected earnings for the third quarter of 2021. Shares of Kinsale Capital Group, a property and casualty insurer, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021. Shares of BJ’s Wholesale Club Holdings, a membership retail chain, rose after the company reported better-than-expected earnings and revenue for the third quarter of 2021.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Wex, Inc., Q2 Holdings, Inc. and Lamb Weston Holdings, Inc. Shares of Wex, an employee benefits and corporate fleet gas card provider, fell amid investor disappointment with the company’s third quarter earnings. Shares of Q2 Holdings, a digital banking provider, fell after the company reported lower-than-expected earnings for both the second and third quarters of 2021. Shares of Lamb Weston Holdings, a frozen foods and dairy products provider, fell amid increased costs and reported lower-than-expected results for the company’s fiscal first quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and financials sectors and the smallest allocations were to the energy and communications services sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	WillScot Mobile Mini Holdings Corp.	1.8%
2.	Molina Healthcare, Inc.	1.7
3.	Toro Co. (The)	1.7
4.	Waste Connections, Inc.	1.6
5.	LPL Financial Holdings, Inc.	1.6
6.	Pool Corp.	1.6
7.	LKQ Corp.	1.6
8.	Lincoln Electric Holdings, Inc.	1.5
9.	SS&C Technologies Holdings, Inc.	1.5
10.	Signature Bank	1.4

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan SMID Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	24.9%
Financials	17.6
Information Technology	15.0
Health Care	12.4
Consumer Discretionary	10.9
Real Estate	6.8
Consumer Staples	5.6
Materials	3.7
Utilities	1.1
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge**		3.44%	16.56%	10.65%	12.53%
Without Sales Charge		9.17	23.03	11.85	13.14
CLASS C SHARES	March 22, 1999
With CDSC***		7.90	21.47	11.28	12.61
Without CDSC		8.90	22.47	11.28	12.61
CLASS I SHARES	June 1, 1991	9.33	23.33	12.12	13.42
CLASS R3 SHARES	September 9, 2016	9.19	23.02	11.85	13.14
CLASS R4 SHARES	September 9, 2016	9.38	23.40	12.12	13.42
CLASS R6 SHARES	November 2, 2015	9.50	23.70	12.41	13.60

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund and the Russell 2500 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	3.00%
Russell 2000 Index	(2.31)%

Net Assets as of 12/31/2021 (In Thousands)	$1,119,369

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2021.

The Fund’s security selection in the health care and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and communication services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Herc Holdings, Inc., ArcBest Corp. and Tri Pointe Homes, Inc. Shares of Herc Holdings, an equipment rental supplier, rose after the company raised its cash flow forecast for the full year 2021 and after it reported better-than-expected earnings for the third quarter of 2021. Shares of ArcBest, a logistics and transport company, rose after the company reported better-than-expected earnings for the third quarter of 2021. Shares of Tri Pointe Homes, a homebuilder, rose after the company reported better-than-expected earnings and revenue for both the second and third quarters of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cardiovascular Systems, Inc., ManTech International Corp. and Liberty TripAdvisor Holdings, Inc. Shares of Cardiovascular Systems, a medical device manufacturer, fell after the company reported lower-than-expected earnings and revenue for its fiscal first quarter and issued a voluntary recall of one of its products. Shares of ManTech International, a provider of technology and software to the defense industry, fell after the company reported lower-than-expected revenue for the third quarter of 2021. Shares of Liberty TripAdvisor Holdings, an online advertising and hospitality commerce business, fell amid investor expectations that a resurgence in the pandemic in late 2021 would curb consumer and business travel.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF DECEMBER 31, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Option Care Health, Inc.	1.3%
2.	Tri Pointe Homes, Inc.	1.3
3.	Verint Systems, Inc.	1.3
4.	UniFirst Corp.	1.1
5.	Allscripts Healthcare Solutions, Inc.	1.0
6.	Tetra Tech, Inc.	1.0
7.	Perficient, Inc.	0.9
8.	NuVasive, Inc.	0.9
9.	John Wiley & Sons, Inc., Class A	0.9
10.	American States Water Co.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	17.0%
Industrials	15.8
Financials	14.5
Information Technology	13.3
Consumer Discretionary	8.6
Real Estate	6.1
Communication Services	3.7
Materials	3.6
Consumer Staples	3.2
Energy	3.2
Utilities	1.8
Short-Term Investments	9.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge**		(2.56)%	15.54%	9.45%	12.82%
Without Sales Charge		2.83	21.94	10.64	13.43
CLASS C SHARES	November 1, 2007
With CDSC***		1.55	20.33	10.08	12.97
Without CDSC		2.55	21.33	10.08	12.97
CLASS I SHARES	September 10, 2001	2.91	22.19	10.92	13.71
CLASS L SHARES	November 4, 1993	3.00	22.38	11.10	13.90
CLASS R2 SHARES	November 1, 2011	2.67	21.62	10.36	13.14
CLASS R3 SHARES	September 9, 2016	2.80	21.90	10.64	13.43
CLASS R4 SHARES	September 9, 2016	2.92	22.18	10.90	13.71
CLASS R5 SHARES	September 9, 2016	3.03	22.40	11.09	13.90
CLASS R6 SHARES	November 1, 2011	3.09	22.53	11.21	14.00

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R3 shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 0.4%

Hexcel Corp. *	96	4,995

Airlines — 0.1%
Frontier Group Holdings, Inc. *	127	1,727

Auto Components — 0.7%
Fox Factory Holding Corp. *	32	5,375
Patrick Industries, Inc. (a)	45	3,617

		8,992

Automobiles — 0.3%
Winnebago Industries, Inc. (a)	54	4,051

Banks — 10.8%
BancFirst Corp.	95	6,703
Camden National Corp.	155	7,453
City Holding Co.	64	5,264
Columbia Banking System, Inc.	300	9,816
Community Trust Bancorp, Inc.	155	6,749
Cullen/Frost Bankers, Inc.	35	4,354
First Busey Corp.	380	10,305
First Commonwealth Financial Corp.	502	8,075
First Financial Bancorp	157	3,819
First Financial Bankshares, Inc.	125	6,330
First Hawaiian, Inc.	103	2,821
First Merchants Corp.	181	7,563
Heritage Commerce Corp.	516	6,159
Independent Bank Corp.	103	8,411
Independent Bank Corp.	392	9,357
Lakeland Bancorp, Inc. (a)	459	8,718
Pinnacle Financial Partners, Inc. (a)	45	4,321
Simmons First National Corp., Class A	256	7,559
SouthState Corp.	110	8,812
Trustmark Corp.	196	6,363

		138,952

Beverages — 0.4%
Primo Water Corp.	310	5,457

Biotechnology — 6.3%
ACADIA Pharmaceuticals, Inc. *	108	2,512
ADC Therapeutics SA (Switzerland) * (a)	109	2,211
Alector, Inc. *	95	1,968
Allogene Therapeutics, Inc. *	73	1,092
Amicus Therapeutics, Inc. *	395	4,558
Apellis Pharmaceuticals, Inc. * (a)	48	2,250
Arrowhead Pharmaceuticals, Inc. *	85	5,641
Atara Biotherapeutics, Inc. *	194	3,051
Avrobio, Inc. *	139	533
Biohaven Pharmaceutical Holding Co. Ltd. *	44	6,103
Blueprint Medicines Corp. *	59	6,321
Bridgebio Pharma, Inc. * (a)	65	1,088
Coherus Biosciences, Inc. * (a)	216	3,450
Fate Therapeutics, Inc. *	43	2,503
G1 Therapeutics, Inc. * (a)	110	1,120
Halozyme Therapeutics, Inc. *	179	7,178

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Heron Therapeutics, Inc. * (a)	317	2,895
Kronos Bio, Inc. * (a)	69	932
Natera, Inc. *	56	5,245
PMV Pharmaceuticals, Inc. * (a)	85	1,975
REGENXBIO, Inc. *	124	4,047
Relay Therapeutics, Inc. *	106	3,268
REVOLUTION Medicines, Inc. * (a)	58	1,471
Rubius Therapeutics, Inc. * (a)	134	1,295
Sage Therapeutics, Inc. *	43	1,843
Sana Biotechnology, Inc. * (a)	61	947
Twist Bioscience Corp. *	54	4,193
Verve Therapeutics, Inc. * (a)	46	1,680

		81,370

Building Products — 3.2%
Advanced Drainage Systems, Inc.	54	7,340
AZEK Co., Inc. (The) * (a)	136	6,306
Carlisle Cos., Inc.	27	6,758
CSW Industrials, Inc.	50	6,043
Simpson Manufacturing Co., Inc.	49	6,825
UFP Industries, Inc.	84	7,729

		41,001

Capital Markets — 1.9%
Evercore, Inc., Class A	26	3,493
Focus Financial Partners, Inc., Class A *	106	6,341
LPL Financial Holdings, Inc.	47	7,524
Virtus Investment Partners, Inc.	26	7,663

		25,021

Chemicals — 3.4%
Chase Corp.	70	6,969
Diversey Holdings Ltd. *	500	6,655
Hawkins, Inc.	230	9,075
HB Fuller Co.	106	8,607
Innospec, Inc.	67	6,058
Stepan Co.	52	6,411
Zymergen, Inc. * (a)	57	384

		44,159

Commercial Services & Supplies — 1.4%
ACV Auctions, Inc., Class A * (a)	117	2,212
Brady Corp., Class A	159	8,577
Kimball International, Inc., Class B	233	2,380
MSA Safety, Inc.	36	5,371

		18,540

Communications Equipment — 0.8%
Ciena Corp. *	57	4,392
Viavi Solutions, Inc. *	300	5,286

		9,678

Construction & Engineering — 0.7%
Comfort Systems USA, Inc.	90	8,905

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Consumer Services — 0.2%
Bright Horizons Family Solutions, Inc. *	18	2,298

Diversified Telecommunication Services — 1.1%
Iridium Communications, Inc. *	155	6,400
Radius Global Infrastructure, Inc. *	450	7,245

		13,645

Electric Utilities — 0.2%
Portland General Electric Co.	59	3,144

Electrical Equipment — 1.7%
Bloom Energy Corp., Class A * (a)	156	3,414
Fluence Energy, Inc. *	102	3,619
Regal Rexnord Corp.	45	7,658
Shoals Technologies Group, Inc., Class A *	127	3,093
Vertiv Holdings Co.	168	4,200

		21,984

Electronic Equipment, Instruments & Components — 2.6%
II-VI, Inc. *	98	6,703
Insight Enterprises, Inc. *	60	6,396
Itron, Inc. *	45	3,108
Littelfuse, Inc.	24	7,625
Plexus Corp. *	50	4,795
TTM Technologies, Inc. *	350	5,215

		33,842

Equity Real Estate Investment Trusts (REITs) — 7.6%
Agree Realty Corp.	70	4,995
American Campus Communities, Inc.	110	6,302
American Homes 4 Rent, Class A	170	7,414
Centerspace	57	6,293
CubeSmart	66	3,761
Highwoods Properties, Inc.	110	4,905
JBG SMITH Properties	200	5,742
Kite Realty Group Trust	177	3,851
Plymouth Industrial REIT, Inc. (a)	248	7,924
Rayonier, Inc. (a)	154	6,202
Rexford Industrial Realty, Inc.	105	8,517
RLJ Lodging Trust	550	7,662
Sunstone Hotel Investors, Inc. *	800	9,383
Terreno Realty Corp.	173	14,779

		97,730

Food & Staples Retailing — 1.0%
Grocery Outlet Holding Corp. * (a)	103	2,901
Performance Food Group Co. *	213	9,766

		12,667

Food Products — 1.1%
Flowers Foods, Inc.	230	6,317
Freshpet, Inc. *	41	3,936
J&J Snack Foods Corp.	26	4,075

		14,328

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 1.3%
Chesapeake Utilities Corp.	35	5,073
ONE Gas, Inc.	85	6,595
Southwest Gas Holdings, Inc.	64	4,471

		16,139

Health Care Equipment & Supplies — 3.1%
CONMED Corp. (a)	38	5,438
Figs, Inc., Class A *	63	1,734
iRhythm Technologies, Inc. *	61	7,217
Nevro Corp. *	38	3,093
NuVasive, Inc. *	91	4,773
Outset Medical, Inc. *	99	4,554
Shockwave Medical, Inc. *	40	7,105
Sight Sciences, Inc. * (a)	61	1,080
Utah Medical Products, Inc. (a)	45	4,500

		39,494

Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc. *	78	4,741
Accolade, Inc. *	106	2,805
Amedisys, Inc. *	18	2,940
Cano Health, Inc. * (a)	152	1,352
Encompass Health Corp.	95	6,200
Ensign Group, Inc. (The) (a)	55	4,583
ModivCare, Inc. *	37	5,487
Patterson Cos., Inc.	300	8,804

		36,912

Health Care Technology — 0.4%
Evolent Health, Inc., Class A *	169	4,678

Hotels, Restaurants & Leisure — 3.9%
Boyd Gaming Corp. *	87	5,690
Cracker Barrel Old Country Store, Inc.	40	5,146
El Pollo Loco Holdings, Inc. *	220	3,122
Everi Holdings, Inc. *	280	5,985
Jack in the Box, Inc.	60	5,249
Life Time Group Holdings, Inc. * (a)	187	3,224
Marriott Vacations Worldwide Corp.	31	5,203
Planet Fitness, Inc., Class A *	77	6,972
Six Flags Entertainment Corp. *	90	3,853
Texas Roadhouse, Inc.	71	6,346

		50,790

Household Durables — 2.4%
Helen of Troy Ltd. * (a)	31	7,550
Hooker Furnishings Corp.	150	3,492
La-Z-Boy, Inc.	110	3,994
M/I Homes, Inc. *	62	3,853
MDC Holdings, Inc.	67	3,737
Sonos, Inc. *	157	4,687
Tri Pointe Homes, Inc. *	141	3,934

		31,247

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 1.9%
Lemonade, Inc. * (a)	12	518
Safety Insurance Group, Inc.	129	10,965
Selective Insurance Group, Inc.	110	9,013
Universal Insurance Holdings, Inc.	225	3,825

		24,321

Interactive Media & Services — 0.6%
Bumble, Inc., Class A *	96	3,241
Eventbrite, Inc., Class A * (a)	207	3,613
MediaAlpha, Inc., Class A *	64	984

		7,838

Internet & Direct Marketing Retail — 0.6%
Global-e Online Ltd. (Israel) * (a)	50	3,143
RealReal, Inc. (The) * (a)	188	2,187
Xometry, Inc., Class A * (a)	53	2,707

		8,037

IT Services — 2.6%
CSG Systems International, Inc.	95	5,474
DigitalOcean Holdings, Inc. * (a)	94	7,514
ExlService Holdings, Inc. *	12	1,804
Globant SA*	25	7,732
LiveRamp Holdings, Inc. *	60	2,874
Rackspace Technology, Inc. * (a)	310	4,176
Remitly Global, Inc. *	44	902
Repay Holdings Corp. *	157	2,865

		33,341

Leisure Products — 0.8%
Hayward Holdings, Inc. * (a)	283	7,430
Johnson Outdoors, Inc., Class A	24	2,286

		9,716

Life Sciences Tools & Services — 0.3%
Berkeley Lights, Inc. * (a)	50	907
Personalis, Inc. * (a)	111	1,581
Rapid Micro Biosystems, Inc., Class A *	76	805
Seer, Inc. * (a)	39	900

		4,193

Machinery — 5.2%
Alamo Group, Inc.	50	7,359
Altra Industrial Motion Corp.	77	3,991
Hillenbrand, Inc.	180	9,358
ITT, Inc.	139	14,214
John Bean Technologies Corp.	45	6,881
Kadant, Inc.	35	8,100
Lincoln Electric Holdings, Inc.	41	5,735
Mueller Industries, Inc.	150	8,904
Watts Water Technologies, Inc., Class A	15	2,913

		67,455

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 1.0%
Cardlytics, Inc. *	42	2,792
Gray Television, Inc.	470	9,475

		12,267

Metals & Mining — 0.6%
Alcoa Corp.	90	5,362
Warrior Met Coal, Inc.	100	2,571

		7,933

Mortgage Real Estate Investment Trusts (REITs) — 0.9%
Ares Commercial Real Estate Corp.	400	5,816
Ladder Capital Corp.	500	5,995

		11,811

Multi-Utilities — 0.4%
Unitil Corp.	100	4,599

Oil, Gas & Consumable Fuels — 2.2%
CNX Resources Corp. *	301	4,145
Delek US Holdings, Inc. *	120	1,804
Equitrans Midstream Corp.	289	2,985
Matador Resources Co.	270	9,968
PDC Energy, Inc.	201	9,785

		28,687

Personal Products — 0.6%
Inter Parfums, Inc.	70	7,452

Pharmaceuticals — 0.6%
Arvinas, Inc. *	58	4,763
Revance Therapeutics, Inc. *	180	2,944

		7,707

Professional Services — 0.7%
ASGN, Inc. *	29	3,533
CBIZ, Inc. *	103	4,015
ManTech International Corp., Class A	28	2,075

		9,623

Road & Rail — 1.2%
Marten Transport Ltd.	361	6,197
Saia, Inc. *	29	9,796

		15,993

Semiconductors & Semiconductor Equipment — 3.0%
Cohu, Inc. *	125	4,761
FormFactor, Inc. *	125	5,715
MKS Instruments, Inc.	46	7,974
Rambus, Inc. * (a)	220	6,466
Semtech Corp. *	65	5,742
SolarEdge Technologies, Inc. *	13	3,764
Wolfspeed, Inc. * (a)	44	4,895

		39,317

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 4.4%
Anaplan, Inc. *	91	4,167
Blackline, Inc. *	53	5,490
CyberArk Software Ltd. *	44	7,657
Digital Turbine, Inc. * (a)	79	4,844
Duck Creek Technologies, Inc. *	106	3,185
Elastic NV *	22	2,736
Envestnet, Inc. *	65	5,186
Everbridge, Inc. *	48	3,236
JFrog Ltd. (Israel)*	69	2,049
New Relic, Inc. *	14	1,542
Paycor HCM, Inc. * (a)	156	4,494
Q2 Holdings, Inc. *	35	2,807
Smartsheet, Inc., Class A *	92	7,145
Vertex, Inc., Class A *	138	2,190

		56,728

Specialty Retail — 2.7%
Floor & Decor Holdings, Inc., Class A *	31	3,993
Group 1 Automotive, Inc.	36	7,049
Lithia Motors, Inc., Class A	12	3,669
National Vision Holdings, Inc. *	151	7,232
Petco Health & Wellness Co., Inc. * (a)	231	4,569
Sleep Number Corp. *	46	3,557
Urban Outfitters, Inc. *	160	4,698

		34,767

Technology Hardware, Storage & Peripherals — 0.3%
Super Micro Computer, Inc. *	100	4,395

Textiles, Apparel & Luxury Goods — 1.8%
Kontoor Brands, Inc.	136	6,955
Movado Group, Inc.	139	5,826
Oxford Industries, Inc. (a)	50	5,076
Steven Madden Ltd.	120	5,576

		23,433

Thrifts & Mortgage Finance — 2.4%
PennyMac Financial Services, Inc.	108	7,559
Premier Financial Corp.	268	8,291
Radian Group, Inc.	288	6,082
WSFS Financial Corp.	175	8,790

		30,722

Trading Companies & Distributors — 3.5%
Applied Industrial Technologies, Inc.	149	15,325
Beacon Roofing Supply, Inc. * (a)	110	6,309
GMS, Inc. * (a)	100	6,011
McGrath RentCorp	95	7,625
Rush Enterprises, Inc., Class A	89	4,926
SiteOne Landscape Supply, Inc. *	19	4,500

		44,696

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — 0.3%

American States Water Co.	40	4,127

Total Common Stocks (Cost $1,014,811)		1,270,904

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)
Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $—)	51	—	(c)

	SHARES (000)
Short-Term Investments — 5.7%

Investment Companies — 1.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $18,582)	18,578	18,585

Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	46,002	45,993

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	8,656	8,656

Total Investment of Cash Collateral from Securities Loaned (Cost $54,653)		54,649

Total Short-Term Investments (Cost $73,235)		73,234

Total Investments — 104.2% (Cost $1,088,046)		1,344,138
Liabilities in Excess of Other Assets — (4.2)%		(54,089)

NET ASSETS — 100.0%		1,290,049

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $53,036.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%

Airlines — 0.7%
Alaska Air Group, Inc. *	1,016	52,956

Auto Components — 1.4%
LCI Industries	714	111,278

Automobiles — 0.8%
Thor Industries, Inc.	603	62,568

Banks — 8.8%
BankUnited, Inc.	2,016	85,301
Commerce Bancshares, Inc. (a)	1,043	71,678
Cullen/Frost Bankers, Inc.	574	72,356
First Financial Bancorp	2,741	66,823
First Hawaiian, Inc.	3,151	86,106
First Horizon Corp.	5,663	92,474
Signature Bank	203	65,581
Western Alliance Bancorp	882	94,998
Wintrust Financial Corp.	982	89,197

		724,514

Beverages — 1.2%
Primo Water Corp.	5,402	95,232

Capital Markets — 5.2%
AssetMark Financial Holdings, Inc. *	1,465	38,409
Focus Financial Partners, Inc., Class A *	1,432	85,519
Lazard Ltd., Class A	1,676	73,137
Moelis & Co., Class A	1,069	66,816
Morningstar, Inc.	236	80,659
StepStone Group, Inc., Class A	1,861	77,373

		421,913

Chemicals — 2.9%
Diversey Holdings Ltd. *	3,192	42,489
Ecovyst, Inc.	2,903	29,728
Quaker Chemical Corp. (a)	381	88,023
Valvoline, Inc.	1,933	72,075

		232,315

Commercial Services & Supplies — 8.1%
Brady Corp., Class A (a)	1,451	78,210
Casella Waste Systems, Inc., Class A *	1,322	112,905
Driven Brands Holdings, Inc. *	2,159	72,581
IAA, Inc. *	1,999	101,180
MSA Safety, Inc.	758	114,456
Ritchie Bros Auctioneers, Inc. (Canada)	822	50,285
Stericycle, Inc. * (a)	1,307	77,924
UniFirst Corp.	243	51,132

		658,673

Construction & Engineering — 2.1%
WillScot Mobile Mini Holdings Corp. *	4,101	167,487

Containers & Packaging — 2.2%
AptarGroup, Inc.	1,160	142,096
Pactiv Evergreen, Inc. (a)	2,966	37,615

		179,711

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 1.0%
Bright Horizons Family Solutions, Inc. *	666	83,793

Electric Utilities — 1.1%
Portland General Electric Co.	1,663	87,988

Electronic Equipment, Instruments & Components — 2.7%
Badger Meter, Inc.	578	61,626
nLight, Inc. * (a)	2,090	50,067
Novanta, Inc. * (a)	617	108,777

		220,470

Equity Real Estate Investment Trusts (REITs) — 6.5%
American Campus Communities, Inc.	1,574	90,180
CubeSmart	1,521	86,588
EastGroup Properties, Inc.	580	132,264
National Retail Properties, Inc.	2,133	102,535
Outfront Media, Inc.	2,554	68,495
Ryman Hospitality Properties, Inc. *	570	52,379

		532,441

Food & Staples Retailing — 4.4%
BJ’s Wholesale Club Holdings, Inc. * (a)	1,926	129,016
Casey’s General Stores, Inc. (a)	426	84,098
Performance Food Group Co. *	3,087	141,651

		354,765

Food Products — 0.7%
Utz Brands, Inc. (a)	3,333	53,154

Health Care Equipment & Supplies — 4.0%
Envista Holdings Corp. *	2,031	91,511
ICU Medical, Inc. *	538	127,624
Neogen Corp. * (a)	699	31,727
Ortho Clinical Diagnostics Holdings plc *	3,491	74,664

		325,526

Health Care Providers & Services — 5.8%
Agiliti, Inc. * (a)	3,082	71,385
Chemed Corp.	196	103,556
Covetrus, Inc. * (a)	3,271	65,327
Encompass Health Corp.	1,673	109,151
HealthEquity, Inc. *	1,462	64,694
Progyny, Inc. *	1,164	58,619

		472,732

Health Care Technology — 1.1%
Certara, Inc. * (a)	2,112	60,035
Definitive Healthcare Corp. * (a)	933	25,497

		85,532

Hotels, Restaurants & Leisure — 2.6%
Monarch Casino & Resort, Inc. *	505	37,347
Planet Fitness, Inc., Class A *	922	83,512
Wendy’s Co. (The)	3,727	88,884

		209,743

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 2.8%
Kinsale Capital Group, Inc.	522	124,140
RLI Corp.	940	105,392

		229,532

Internet & Direct Marketing Retail — 0.3%
Xometry, Inc., Class A * (a)	532	27,264

IT Services — 1.2%
WEX, Inc. *	677	95,059

Leisure Products — 3.5%
Acushnet Holdings Corp.	1,459	77,467
Brunswick Corp.	1,219	122,795
Hayward Holdings, Inc. * (a)	3,325	87,214

		287,476

Life Sciences Tools & Services — 1.5%
Syneos Health, Inc. * (a)	1,226	125,899

Machinery — 7.8%
Altra Industrial Motion Corp.	1,379	71,120
Douglas Dynamics, Inc.	996	38,899
Gates Industrial Corp. plc *	3,019	48,032
Hillman Solutions Corp. * (a)	3,957	42,538
Lincoln Electric Holdings, Inc.	918	128,087
RBC Bearings, Inc. *	511	103,263
Toro Co. (The)	1,152	115,080
Woodward, Inc.	796	87,088

		634,107

Multi-Utilities — 1.0%
NorthWestern Corp. (a)	1,480	84,578

Professional Services — 0.5%
First Advantage Corp. * (a)	2,326	44,286

Real Estate Management & Development — 0.9%
Cushman & Wakefield plc * (a)	3,204	71,268

Road & Rail — 2.2%
Knight-Swift Transportation Holdings, Inc.	1,520	92,626
Landstar System, Inc.	488	87,335

		179,961

Semiconductors & Semiconductor Equipment — 3.5%
Allegro MicroSystems, Inc. (Japan) * (a)	2,214	80,113
CMC Materials, Inc. (a)	495	94,968
Power Integrations, Inc.	1,203	111,781

		286,862

Software — 5.7%
Aspen Technology, Inc. *	432	65,684
Cerence, Inc. *	166	12,696
Clearwater Analytics Holdings, Inc., Class A * (a)	1,500	34,467
Duck Creek Technologies, Inc. * (a)	1,189	35,815
Envestnet, Inc. *	970	76,923
Guidewire Software, Inc. *	715	81,143

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
nCino, Inc. * (a)	660	36,193
Paycor HCM, Inc. * (a)	1,062	30,608
Q2 Holdings, Inc. * (a)	1,128	89,571

		463,100

Specialty Retail — 1.3%
Leslie’s, Inc. * (a)	2,549	60,307
National Vision Holdings, Inc. *	1,014	48,647

		108,954

Textiles, Apparel & Luxury Goods — 0.7%
Carter’s, Inc. (a)	585	59,229

Trading Companies & Distributors — 1.0%
Applied Industrial Technologies, Inc. (a)	813	83,450

Total Common Stocks (Cost $4,846,084)		7,913,816

Short-Term Investments — 4.9%

Investment Companies — 2.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $238,213)	238,147	238,242

Investment of Cash Collateral from Securities Loaned — 2.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	132,038	132,012

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	29,154	29,154

Total Investment of Cash Collateral from Securities Loaned (Cost $161,174)		161,166

Total Short-Term Investments (Cost $399,387)		399,408

Total Investments — 102.1% (Cost $5,245,471)		8,313,224
Liabilities in Excess of Other Assets — (2.1)%		(170,342)

NET ASSETS — 100.0%		8,142,882

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $158,685.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%

Aerospace & Defense — 1.0%
Hexcel Corp. * (a)	1,104	57,164

Airlines — 0.4%
Frontier Group Holdings, Inc. *	1,968	26,703

Auto Components — 1.0%
Fox Factory Holding Corp. *	362	61,522

Automobiles — 0.8%
Winnebago Industries, Inc. (a)	618	46,304

Banks — 2.1%
First Financial Bankshares, Inc.	1,449	73,664
Pinnacle Financial Partners, Inc. (a)	518	49,423

		123,087

Biotechnology — 15.6%
ACADIA Pharmaceuticals, Inc. *	1,227	28,629
ADC Therapeutics SA (Switzerland) * (a)	1,247	25,194
Alector, Inc. * (a)	1,086	22,421
Allogene Therapeutics, Inc. * (a)	828	12,353
Amicus Therapeutics, Inc. *	4,515	52,153
Apellis Pharmaceuticals, Inc. * (a)	542	25,641
Arrowhead Pharmaceuticals, Inc. *	974	64,599
Atara Biotherapeutics, Inc. *	2,211	34,843
Avrobio, Inc. *	1,586	6,105
Biohaven Pharmaceutical Holding Co. Ltd. * (a)	507	69,889
Blueprint Medicines Corp. * (a)	676	72,411
Bridgebio Pharma, Inc. * (a)	745	12,419
Coherus Biosciences, Inc. * (a)	2,471	39,445
Fate Therapeutics, Inc. * (a)	488	28,567
G1 Therapeutics, Inc. * (a)	1,242	12,680
Halozyme Therapeutics, Inc. *	2,046	82,256
Heron Therapeutics, Inc. * (a)	3,621	33,059
Kronos Bio, Inc. * (a)	775	10,529
Natera, Inc. *	643	60,044
PMV Pharmaceuticals, Inc. * (a)	978	22,581
REGENXBIO, Inc. *	1,419	46,406
Relay Therapeutics, Inc. * (a)	1,216	37,338
REVOLUTION Medicines, Inc. * (a)	663	16,694
Rubius Therapeutics, Inc. * (a)	1,518	14,693
Sage Therapeutics, Inc. *	493	20,962
Sana Biotechnology, Inc. * (a)	690	10,685
Twist Bioscience Corp. * (a)	620	47,981
Verve Therapeutics, Inc. * (a)	518	19,115

		929,692

Building Products — 5.2%
Advanced Drainage Systems, Inc.	618	84,096
AZEK Co., Inc. (The) * (a)	1,562	72,219
Carlisle Cos., Inc.	312	77,413
Simpson Manufacturing Co., Inc.	562	78,189

		311,917

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.9%
Evercore, Inc., Class A	298	40,428
Focus Financial Partners, Inc., Class A *	1,216	72,632

		113,060

Chemicals — 0.1%
Zymergen, Inc. * (a)	839	5,612

Commercial Services & Supplies — 1.5%
ACV Auctions, Inc., Class A * (a)	1,338	25,200
MSA Safety, Inc.	407	61,478

		86,678

Communications Equipment — 0.8%
Ciena Corp. *	653	50,247

Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. *	208	26,185

Electrical Equipment — 2.8%
Bloom Energy Corp., Class A * (a)	1,779	39,010
Fluence Energy, Inc. * (a)	1,163	41,346
Shoals Technologies Group, Inc., Class A *	1,454	35,334
Vertiv Holdings Co.	1,924	48,037

		163,727

Electronic Equipment, Instruments & Components — 3.4%
II-VI, Inc. * (a)	1,124	76,797
Itron, Inc. * (a)	518	35,490
Littelfuse, Inc.	278	87,371

		199,658

Equity Real Estate Investment Trusts (REITs) — 1.9%
CubeSmart	756	42,998
Terreno Realty Corp.	839	71,585

		114,583

Food & Staples Retailing — 2.4%
Grocery Outlet Holding Corp. * (a)	1,171	33,124
Performance Food Group Co. * (a)	2,440	111,962

		145,086

Food Products — 0.8%
Freshpet, Inc. * (a)	472	45,008

Health Care Equipment & Supplies — 6.7%
CONMED Corp. (a)	439	62,259
Figs, Inc., Class A * (a)	715	19,702
iRhythm Technologies, Inc. * (a)	703	82,683
Nevro Corp. *	436	35,335
NuVasive, Inc. *	1,041	54,614
Outset Medical, Inc. *	1,130	52,099
Shockwave Medical, Inc. *	457	81,412
Sight Sciences, Inc. * (a)	695	12,216

		400,320

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc. *	894	54,247
Accolade, Inc. * (a)	1,219	32,137
Amedisys, Inc. *	207	33,563
Cano Health, Inc. * (a)	1,721	15,330

		135,277

Health Care Technology — 0.9%
Evolent Health, Inc., Class A *	1,934	53,525

Hotels, Restaurants & Leisure — 6.0%
Boyd Gaming Corp. *	994	65,150
Life Time Group Holdings, Inc. * (a)	2,140	36,824
Marriott Vacations Worldwide Corp.	352	59,552
Planet Fitness, Inc., Class A *	882	79,876
Six Flags Entertainment Corp. *	1,035	44,060
Texas Roadhouse, Inc.	814	72,685

		358,147

Household Durables — 3.1%
Helen of Troy Ltd. * (a)	354	86,524
Sonos, Inc. *	1,800	53,641
Tri Pointe Homes, Inc. * (a)	1,613	44,975

		185,140

Insurance — 0.1%
Lemonade, Inc. * (a)	141	5,918

Interactive Media & Services — 1.5%
Bumble, Inc., Class A *	1,094	37,028
Eventbrite, Inc., Class A * (a)	2,368	41,290
MediaAlpha, Inc., Class A * (a)	719	11,101

		89,419

Internet & Direct Marketing Retail — 1.6%
Global-e Online Ltd. (Israel) * (a)	566	35,891
RealReal, Inc. (The) * (a)	2,146	24,913
Xometry, Inc., Class A * (a)	649	33,243

		94,047

IT Services — 4.6%
DigitalOcean Holdings, Inc. * (a)	1,072	86,106
ExlService Holdings, Inc. *	142	20,547
Globant SA*	282	88,584
LiveRamp Holdings, Inc. *	684	32,813
Remitly Global, Inc. * (a)	492	10,154
Repay Holdings Corp. * (a)	1,790	32,708

		270,912

Life Sciences Tools & Services — 0.9%
Berkeley Lights, Inc. * (a)	563	10,239
Personalis, Inc. * (a)	1,572	22,434
Rapid Micro Biosystems, Inc., Class A *	957	10,185
Seer, Inc. * (a)	445	10,146

		53,004

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.8%
ITT, Inc.	867	88,625
John Bean Technologies Corp.	513	78,830

		167,455

Media — 0.5%
Cardlytics, Inc. * (a)	482	31,861

Pharmaceuticals — 1.5%
Arvinas, Inc. *	664	54,501
Revance Therapeutics, Inc. * (a)	2,250	36,724

		91,225

Professional Services — 0.4%
ManTech International Corp., Class A	324	23,624

Road & Rail — 1.9%
Saia, Inc. *	333	112,313

Semiconductors & Semiconductor Equipment — 4.3%
MKS Instruments, Inc.	525	91,376
Semtech Corp. *	739	65,744
SolarEdge Technologies, Inc. *	153	43,039
Wolfspeed, Inc. *	501	56,014

		256,173

Software — 10.9%
Anaplan, Inc. *	1,040	47,666
Blackline, Inc. * (a)	607	62,858
CyberArk Software Ltd. * (a)	506	87,747
Digital Turbine, Inc. * (a)	909	55,431
Duck Creek Technologies, Inc. *	1,208	36,382
Elastic NV*	254	31,219
Envestnet, Inc. *	757	60,030
Everbridge, Inc. * (a)	549	36,981
JFrog Ltd. (Israel)*	786	23,337
New Relic, Inc. *	159	17,510
Paycor HCM, Inc. * (a)	1,785	51,418
Q2 Holdings, Inc. *	403	32,046
Smartsheet, Inc., Class A *	1,057	81,870
Vertex, Inc., Class A * (a)	1,573	24,970

		649,465

Specialty Retail — 3.8%
Floor & Decor Holdings, Inc., Class A *	351	45,660
Lithia Motors, Inc., Class A	141	41,932
National Vision Holdings, Inc. *	1,782	85,511
Petco Health & Wellness Co., Inc. * (a)	2,642	52,277

		225,380

Trading Companies & Distributors — 3.2%
Applied Industrial Technologies, Inc.	831	85,352
Rush Enterprises, Inc., Class A	1,013	56,367
SiteOne Landscape Supply, Inc. *	212	51,464

		193,183

Total Common Stocks (Cost $4,401,363)		5,902,621

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (France) * ‡ (Cost $—)	927	—	(c)

	SHARES (000)
Short-Term Investments — 6.5%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $66,210)	66,184	66,211

Investment of Cash Collateral from Securities Loaned — 5.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	247,284	247,234

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	70,454	70,454

Total Investment of Cash Collateral from Securities Loaned (Cost $317,705)		317,688

Total Short-Term Investments (Cost $383,915)		383,899

Total Investments — 105.6% (Cost $4,785,278)		6,286,520
Liabilities in Excess of Other Assets — (5.6)%		(334,794)

NET ASSETS — 100.0%		5,951,726

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $311,873.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%

Aerospace & Defense — 1.5%
Maxar Technologies, Inc.	148	4,371

Auto Components — 1.5%
Visteon Corp. *	40	4,390

Banks — 10.7%
Amalgamated Financial Corp.	223	3,736
Customers Bancorp, Inc. *	94	6,157
Hilltop Holdings, Inc.	101	3,546
Signature Bank	20	6,329
Synovus Financial Corp.	109	5,230
Zions Bancorp NA	106	6,680

		31,678

Biotechnology — 6.4%
Arena Pharmaceuticals, Inc. *	24	2,251
Fate Therapeutics, Inc. *	51	2,993
Halozyme Therapeutics, Inc. *	134	5,405
Natera, Inc. *	37	3,494
Sarepta Therapeutics, Inc. *	57	5,111

		19,254

Building Products — 5.7%
AAON, Inc. (a)	93	7,353
Advanced Drainage Systems, Inc.	21	2,866
AZEK Co., Inc. (The)*	147	6,783

		17,002

Capital Markets — 1.2%
Federated Hermes, Inc.	99	3,719

Chemicals — 1.4%
Avient Corp.	65	3,631
Zymergen, Inc. * (a)	61	411

		4,042

Commercial Services & Supplies — 4.9%
ABM Industries, Inc.	39	1,583
Interface, Inc.	197	3,143
MillerKnoll, Inc.	142	5,576
Tetra Tech, Inc.	26	4,436

		14,738

Diversified Consumer Services — 1.2%
Coursera, Inc. *	147	3,593

Electrical Equipment — 2.3%
Acuity Brands, Inc.	8	1,715
Bloom Energy Corp., Class A *	45	993
Fluence Energy, Inc. *	70	2,475
FuelCell Energy, Inc. * (a)	123	640
TPI Composites, Inc. *	80	1,190

		7,013

Electronic Equipment, Instruments & Components — 2.6%
Badger Meter, Inc.	33	3,471

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Itron, Inc. *	61	4,159

		7,630

Equity Real Estate Investment Trusts (REITs) — 6.0%
Alexander & Baldwin, Inc.	132	3,321
Hudson Pacific Properties, Inc.	55	1,361
Kilroy Realty Corp. (a)	54	3,620
Paramount Group, Inc.	354	2,949
Rayonier, Inc. (a)	84	3,406
Rexford Industrial Realty, Inc.	40	3,277

		17,934

Food & Staples Retailing — 2.5%
Sprouts Farmers Market, Inc. *	129	3,817
United Natural Foods, Inc. *	75	3,669

		7,486

Food Products — 2.8%
AppHarvest, Inc. * (a)	128	496
Darling Ingredients, Inc. *	95	6,562
Vital Farms, Inc. * (a)	69	1,245

		8,303

Health Care Equipment & Supplies — 1.0%
Shockwave Medical, Inc. *	16	2,871

Health Care Providers & Services — 5.1%
AMN Healthcare Services, Inc. *	46	5,631
Encompass Health Corp.	59	3,831
HealthEquity, Inc. *	72	3,196
Progyny, Inc. *	53	2,655

		15,313

Health Care Technology — 2.8%
Allscripts Healthcare Solutions, Inc. *	284	5,238
Schrodinger, Inc. * (a)	89	3,116

		8,354

Household Durables — 3.1%
KB Home	118	5,267
Sonos, Inc. *	135	4,033

		9,300

Independent Power and Renewable Electricity Producers — 0.3%
Sunnova Energy International, Inc. *	36	1,018

Insurance — 1.6%
CNO Financial Group, Inc.	194	4,614
Lemonade, Inc. * (a)	7	290

		4,904

Interactive Media & Services — 2.3%
Bumble, Inc., Class A *	109	3,702
Yelp, Inc. *	88	3,188

		6,890

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Sustainable Leaders Fund

(formerly known as JPMorgan Small Cap Core Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 0.4%
ThredUp, Inc., Class A * (a)	103	1,309

IT Services — 0.0% (b)
BM Technologies, Inc. * (a)	6	58

Life Sciences Tools & Services — 0.6%
Singular Genomics Systems, Inc. *	156	1,801

Machinery — 1.9%
AGCO Corp.	23	2,692
Lindsay Corp.	19	2,941

		5,633

Metals & Mining — 1.8%
Schnitzer Steel Industries, Inc., Class A	102	5,283

Mortgage Real Estate Investment Trusts (REITs) — 2.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	111	5,888

Oil, Gas & Consumable Fuels — 1.0%
Clean Energy Fuels Corp. * (a)	94	579
Renewable Energy Group, Inc. * (a)	59	2,510

		3,089

Personal Products — 0.3%
Honest Co., Inc. (The) *	120	974

Professional Services — 3.1%
Huron Consulting Group, Inc. *	95	4,725
ICF International, Inc. (a)	44	4,561

		9,286

Real Estate Management & Development — 1.4%
Cushman & Wakefield plc *	183	4,067

Semiconductors & Semiconductor Equipment — 3.7%
Azenta, Inc.	20	2,070
Power Integrations, Inc.	35	3,295
SunPower Corp. * (a)	184	3,832
Wolfspeed, Inc. *	18	2,001

		11,198

Software — 3.6%
Everbridge, Inc. *	24	1,608
NCR Corp. *	102	4,080
Q2 Holdings, Inc. *	63	5,032

		10,720

Specialty Retail — 1.6%
Warby Parker, Inc., Class A * (a)	104	4,847

Textiles, Apparel & Luxury Goods — 6.1%
Allbirds, Inc., Class A * (a)	75	1,128
Columbia Sportswear Co.	32	3,164
Deckers Outdoor Corp. *	14	5,311
Kontoor Brands, Inc.	86	4,416
Unifi, Inc. *	179	4,136

		18,155

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 2.7%
WESCO International, Inc. *	60	7,939

Water Utilities — 2.0%
American States Water Co.	58	6,020

Total Common Stocks (Cost $302,854)		296,070

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Contra Aduro Biotech I * ‡ (Cost $128)	43	—	(c)

	SHARES (000)
Short-Term Investments — 6.1%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (d) (e) (Cost $2,752)	2,751	2,753

Investment of Cash Collateral from Securities Loaned — 5.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (d) (e)	12,096	12,093

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (d) (e)	3,413	3,413

Total Investment of Cash Collateral from Securities Loaned (Cost $15,506)		15,506

Total Short-Term Investments (Cost $18,258)		18,259

Total Investments — 105.2% (Cost $321,240)		314,329
Liabilities in Excess of Other Assets — (5.2)%		(15,481)

NET ASSETS — 100.0%		298,848

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $14,883.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 0.4%
AAR Corp. *	39	1,518
Astronics Corp. *	128	1,535
Moog, Inc., Class A	30	2,445

		5,498

Air Freight & Logistics — 0.9%
Atlas Air Worldwide Holdings, Inc. *	17	1,600
Hub Group, Inc., Class A *	150	12,619

		14,219

Airlines — 0.6%
Hawaiian Holdings, Inc. *	46	841
SkyWest, Inc. *	216	8,481

		9,322

Auto Components — 0.5%
Adient plc * (a)	113	5,395
American Axle & Manufacturing Holdings, Inc. *	44	411
Dana, Inc.	113	2,579

		8,385

Banks — 16.3%
1st Source Corp.	54	2,683
American National Bankshares, Inc.	12	452
Associated Banc-Corp.	353	7,974
Atlantic Capital Bancshares, Inc. *	38	1,102
Atlantic Union Bankshares Corp.	4	164
Banner Corp.	21	1,274
Brookline Bancorp, Inc.	225	3,638
Bryn Mawr Bank Corp.	15	693
Business First Bancshares, Inc.	80	2,253
Byline Bancorp, Inc. (a)	98	2,689
Cadence Bank	143	4,259
Cathay General Bancorp (a)	292	12,537
Central Pacific Financial Corp.	224	6,316
CIT Group, Inc.	297	15,254
City Holding Co.	32	2,634
Columbia Banking System, Inc.	113	3,694
Community Bank System, Inc.	63	4,707
Community Trust Bancorp, Inc.	89	3,884
ConnectOne Bancorp, Inc.	85	2,774
Customers Bancorp, Inc. *	56	3,674
CVB Financial Corp.	126	2,687
Eastern Bankshares, Inc.	256	5,170
Enterprise Financial Services Corp.	106	4,987
Equity Bancshares, Inc., Class A	36	1,215
Farmers National Banc Corp.	55	1,022
Financial Institutions, Inc. (a)	35	1,107
First Bancorp	15	695
First Bancshares, Inc. (The)	22	834
First Commonwealth Financial Corp.	482	7,759
First Community Bankshares, Inc.	30	1,009
First Financial Corp.	10	466
First Hawaiian, Inc.	47	1,295

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Interstate BancSystem, Inc., Class A (a)	34	1,365
First Merchants Corp.	110	4,625
First Midwest Bancorp, Inc.	285	5,845
Flushing Financial Corp.	73	1,781
Fulton Financial Corp. (a)	188	3,188
Glacier Bancorp, Inc.	71	4,048
Great Southern Bancorp, Inc. (a)	18	1,078
Great Western Bancorp, Inc.	97	3,287
Hancock Whitney Corp.	58	2,877
Hilltop Holdings, Inc.	236	8,304
Home BancShares, Inc.	265	6,462
HomeStreet, Inc.	70	3,661
HomeTrust Bancshares, Inc.	80	2,472
Hope Bancorp, Inc.	778	11,443
Independent Bank Corp.	28	659
Independent Bank Corp.	43	3,466
Independent Bank Group, Inc. (a)	38	2,742
Investors Bancorp, Inc.	487	7,377
Mercantile Bank Corp.	9	329
Meta Financial Group, Inc.	35	2,076
Nicolet Bankshares, Inc. *	9	806
OceanFirst Financial Corp.	98	2,182
OFG Bancorp (Puerto Rico)	52	1,381
Old National Bancorp	329	5,960
Origin Bancorp, Inc.	17	738
Pacific Premier Bancorp, Inc.	51	2,026
Peoples Bancorp, Inc.	25	779
Pinnacle Financial Partners, Inc.	25	2,349
Preferred Bank	9	632
QCR Holdings, Inc.	25	1,394
RBB Bancorp	19	503
Renasant Corp.	7	277
Republic Bancorp, Inc., Class A	15	752
Sandy Spring Bancorp, Inc.	78	3,769
Simmons First National Corp., Class A	85	2,502
Tompkins Financial Corp. (a)	11	928
TriState Capital Holdings, Inc. *	13	390
Trustmark Corp.	226	7,326
UMB Financial Corp.	112	11,832
United Community Banks, Inc.	86	3,080
Valley National Bancorp	126	1,732
Veritex Holdings, Inc.	44	1,730
Washington Trust Bancorp, Inc.	19	1,065
Webster Financial Corp.	56	3,110
WesBanco, Inc.	24	847
Westamerica BanCorp	82	4,751

		250,827

Biotechnology — 5.0%
2seventy bio, Inc. * (a)	67	1,726
89bio, Inc. * (a)	67	880
Akebia Therapeutics, Inc. * (a)	1,233	2,786
Allovir, Inc. * (a)	149	1,931
Arcus Biosciences, Inc. * (a)	136	5,494

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued
Arena Pharmaceuticals, Inc. *	57	5,316
Bluebird Bio, Inc. * (a)	202	2,017
Eagle Pharmaceuticals, Inc. *	86	4,359
Enanta Pharmaceuticals, Inc. *	14	1,069
Epizyme, Inc. *	96	241
Fate Therapeutics, Inc. *	71	4,160
Frequency Therapeutics, Inc. *	323	1,655
Iovance Biotherapeutics, Inc. *	98	1,869
Lexicon Pharmaceuticals, Inc. * (a)	643	2,533
Lyell Immunopharma, Inc. * (a)	250	1,936
NexImmune, Inc. * (a)	149	686
Nuvalent, Inc., Class A * (a)	221	4,216
Protagonist Therapeutics, Inc. *	234	7,996
Prothena Corp. plc (Ireland) *	109	5,375
Rallybio Corp. * (a)	186	1,777
REGENXBIO, Inc. *	228	7,446
Travere Therapeutics, Inc. *	285	8,834
Turning Point Therapeutics, Inc. *	76	3,625

		77,927

Building Products — 0.3%
Cornerstone Building Brands, Inc. *	70	1,217
Quanex Building Products Corp. (a)	68	1,678
UFP Industries, Inc.	26	2,374

		5,269

Capital Markets — 1.4%
AssetMark Financial Holdings, Inc. *	61	1,609
Blucora, Inc. *	68	1,169
Cowen, Inc., Class A (a)	83	3,004
Donnelley Financial Solutions, Inc. *	49	2,286
Federated Hermes, Inc.	78	2,935
Piper Sandler Cos.	19	3,374
Stifel Financial Corp.	62	4,387
Virtus Investment Partners, Inc.	10	2,852

		21,616

Chemicals — 2.1%
AdvanSix, Inc.	63	2,953
Avient Corp.	113	6,339
Ecovyst, Inc.	58	594
FutureFuel Corp.	111	846
HB Fuller Co. (a)	54	4,390
Koppers Holdings, Inc. *	61	1,919
Minerals Technologies, Inc.	65	4,784
Orion Engineered Carbons SA (Germany) *	61	1,125
Stepan Co.	19	2,337
Trinseo plc (a)	28	1,448
Tronox Holdings plc, Class A	254	6,099

		32,834

Commercial Services & Supplies — 1.1%
ABM Industries, Inc.	164	6,712
ACCO Brands Corp.	309	2,554

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Cimpress plc (Ireland) *	5	380
Ennis, Inc. (a)	35	687
Healthcare Services Group, Inc.	83	1,469
Heritage-Crystal Clean, Inc. *	38	1,201
HNI Corp.	33	1,375
Steelcase, Inc., Class A (a)	290	3,393

		17,771

Communications Equipment — 0.9%
ADTRAN, Inc.	47	1,073
Harmonic, Inc. *	415	4,884
NetScout Systems, Inc. *	239	7,909

		13,866

Construction & Engineering — 3.6%
Arcosa, Inc.	52	2,756
Argan, Inc.	158	6,125
Comfort Systems USA, Inc.	44	4,324
EMCOR Group, Inc.	124	15,822
Fluor Corp. *	24	597
Granite Construction, Inc.	207	8,019
MasTec, Inc. *	77	7,087
Matrix Service Co. * (a)	293	2,206
MYR Group, Inc. *	48	5,340
Primoris Services Corp.	88	2,103
Tutor Perini Corp. *	159	1,967

		56,346

Consumer Finance — 1.4%
EZCORP, Inc., Class A * (a)	44	326
FirstCash Holdings, Inc.	28	2,065
Navient Corp. (a)	304	6,453
Nelnet, Inc., Class A	45	4,435
PROG Holdings, Inc. * (a)	179	8,065
Regional Management Corp. (a)	17	954

		22,298

Containers & Packaging — 0.2%
Greif, Inc., Class A	46	2,795
Myers Industries, Inc.	18	360
TriMas Corp.	17	640

		3,795

Diversified Consumer Services — 0.2%
Houghton Mifflin Harcourt Co. *	153	2,457

Diversified Telecommunication Services — 0.5%
EchoStar Corp., Class A *	169	4,453
Liberty Latin America Ltd., Class A (Chile) *	97	1,125
Liberty Latin America Ltd., Class C (Chile) *	187	2,130

		7,708

Electric Utilities — 0.7%
ALLETE, Inc.	16	1,035
IDACORP, Inc.	8	884

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued
Otter Tail Corp.	19	1,321
Portland General Electric Co.	129	6,848
Via Renewables, Inc. (a)	47	537

		10,625

Electrical Equipment — 0.7%
AZZ, Inc.	33	1,836
Fluence Energy, Inc. *	175	6,216
Powell Industries, Inc. (a)	99	2,917

		10,969

Electronic Equipment, Instruments & Components — 3.0%
Belden, Inc.	17	1,131
Benchmark Electronics, Inc. (a)	370	10,016
Knowles Corp. *	371	8,658
OSI Systems, Inc. *	88	8,230
Sanmina Corp. *	108	4,478
ScanSource, Inc. *	165	5,781
TTM Technologies, Inc. *	181	2,689
Vishay Intertechnology, Inc.	227	4,956

		45,939

Energy Equipment & Services — 0.9%
Bristow Group, Inc. * (a)	14	442
ChampionX Corp. *	103	2,080
Helmerich & Payne, Inc.	79	1,875
NexTier Oilfield Solutions, Inc. *	447	1,587
Oceaneering International, Inc. *	173	1,954
Oil States International, Inc. * (a)	160	795
Patterson-UTI Energy, Inc. (a)	323	2,727
ProPetro Holding Corp. *	248	2,006
Solaris Oilfield Infrastructure, Inc., Class A	75	493

		13,959

Entertainment — 0.9%
AMC Entertainment Holdings, Inc., Class A * (a)	469	12,743
Lions Gate Entertainment Corp., Class A * (a)	115	1,907

		14,650

Equity Real Estate Investment Trusts (REITs) — 10.2%
Acadia Realty Trust	18	402
Agree Realty Corp.	115	8,192
Alexander & Baldwin, Inc. (a)	164	4,126
American Assets Trust, Inc.	64	2,398
Apple Hospitality REIT, Inc.	370	5,976
Broadstone Net Lease, Inc. (a)	124	3,065
CareTrust REIT, Inc.	109	2,484
Centerspace (a)	38	4,159
Chatham Lodging Trust *	42	575
City Office REIT, Inc.	158	3,118
Corporate Office Properties Trust	216	6,053
DiamondRock Hospitality Co. *	282	2,709
DigitalBridge Group, Inc. * (a)	322	2,680
Easterly Government Properties, Inc.	83	1,898

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Essential Properties Realty Trust, Inc.	63	1,819
First Industrial Realty Trust, Inc.	44	2,900
Four Corners Property Trust, Inc.	100	2,953
Getty Realty Corp.	147	4,722
Gladstone Commercial Corp.	156	4,028
Global Medical REIT, Inc.	26	469
Healthcare Realty Trust, Inc.	112	3,528
Highwoods Properties, Inc.	15	664
Independence Realty Trust, Inc. (a)	167	4,311
Innovative Industrial Properties, Inc.	7	1,867
Kite Realty Group Trust	224	4,885
LXP Industrial Trust (a)	568	8,870
NexPoint Residential Trust, Inc.	6	462
Phillips Edison & Co., Inc. (a)	91	3,007
Physicians Realty Trust	244	4,596
Piedmont Office Realty Trust, Inc., Class A	232	4,270
Plymouth Industrial REIT, Inc.	31	992
PotlatchDeltic Corp.	80	4,787
Retail Opportunity Investments Corp.	156	3,063
RLJ Lodging Trust	120	1,671
Ryman Hospitality Properties, Inc. *	13	1,214
Sabra Health Care REIT, Inc.	166	2,253
SITE Centers Corp.	176	2,788
STAG Industrial, Inc.	223	10,704
Summit Hotel Properties, Inc. *	36	349
Sunstone Hotel Investors, Inc. *	343	4,020
Tanger Factory Outlet Centers, Inc. (a)	77	1,481
Terreno Realty Corp.	131	11,138
UMH Properties, Inc.	105	2,859
Urban Edge Properties	90	1,704
Urstadt Biddle Properties, Inc., Class A	39	831
Veris Residential, Inc. *	49	895
Xenia Hotels & Resorts, Inc. *	234	4,229

		156,164

Food & Staples Retailing — 0.7%
Andersons, Inc. (The)	58	2,257
SpartanNash Co.	25	647
Sprouts Farmers Market, Inc. *	212	6,285
United Natural Foods, Inc. *	35	1,718

		10,907

Food Products — 0.7%
Darling Ingredients, Inc. *	127	8,793
Fresh Del Monte Produce, Inc.	36	991
Seneca Foods Corp., Class A *	17	810

		10,594

Gas Utilities — 1.5%
Brookfield Infrastructure Corp., Class A (Canada)	93	6,375
Chesapeake Utilities Corp.	4	539
New Jersey Resources Corp.	329	13,509
Northwest Natural Holding Co.	16	756
Spire, Inc.	25	1,657

		22,836

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 1.3%
AngioDynamics, Inc. *	89	2,441
Bioventus, Inc., Class A * (a)	146	2,110
Integer Holdings Corp. *	72	6,119
Natus Medical, Inc. * (a)	254	6,025
Utah Medical Products, Inc. (a)	17	1,720
Varex Imaging Corp. * (a)	56	1,773

		20,188

Health Care Providers & Services — 1.6%
National HealthCare Corp.	12	842
Option Care Health, Inc. *	381	10,835
Owens & Minor, Inc.	32	1,405
Tenet Healthcare Corp. *	132	10,767
Tivity Health, Inc. * (a)	20	516

		24,365

Health Care Technology — 1.7%
Allscripts Healthcare Solutions, Inc. *	923	17,035
Computer Programs and Systems, Inc. * (a)	15	448
Evolent Health, Inc., Class A *	118	3,260
NextGen Healthcare, Inc. *	312	5,545

		26,288

Hotels, Restaurants & Leisure — 0.4%
Del Taco Restaurants, Inc.	198	2,460
Marriott Vacations Worldwide Corp.	22	3,735

		6,195

Household Durables — 2.4%
Hooker Furnishings Corp.	40	936
Lifetime Brands, Inc.	41	650
Meritage Homes Corp. *	71	8,617
Taylor Morrison Home Corp. *	234	8,195
Tri Pointe Homes, Inc. *	678	18,907

		37,305

Household Products — 0.3%
Central Garden & Pet Co., Class A *	91	4,330

Independent Power and Renewable Electricity Producers — 0.6%
Clearway Energy, Inc.	129	4,312
Clearway Energy, Inc., Class C	128	4,623

		8,935

Insurance — 1.7%
American Equity Investment Life Holding Co.	105	4,071
Argo Group International Holdings Ltd.	58	3,354
CNO Financial Group, Inc.	256	6,110
Employers Holdings, Inc.	29	1,192
RLI Corp.	37	4,114
Selective Insurance Group, Inc.	40	3,286
Stewart Information Services Corp.	44	3,476

		25,603

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.7%
Cars.com, Inc. *	232	3,731
Liberty TripAdvisor Holdings, Inc., Class A *	780	1,693
QuinStreet, Inc. *	143	2,603
Yelp, Inc. *	95	3,439

		11,466

IT Services — 0.7%
BM Technologies, Inc. * (a)	11	97
CSG Systems International, Inc.	108	6,200
IBEX Holdings Ltd. *	32	418
LiveRamp Holdings, Inc. * (a)	94	4,498

		11,213

Life Sciences Tools & Services — 0.3%
Singular Genomics Systems, Inc. *	373	4,315

Machinery — 2.3%
AGCO Corp.	48	5,534
Altra Industrial Motion Corp.	126	6,509
Barnes Group, Inc.	29	1,356
Douglas Dynamics, Inc.	21	812
EnPro Industries, Inc. (a)	12	1,321
Hillenbrand, Inc.	101	5,256
Manitowoc Co., Inc. (The) *	73	1,353
Meritor, Inc. *	59	1,457
Terex Corp.	100	4,395
Wabash National Corp. (a)	253	4,929
Watts Water Technologies, Inc., Class A	12	2,252

		35,174

Media — 1.8%
AMC Networks, Inc., Class A * (a)	182	6,282
Gray Television, Inc.	329	6,631
Hemisphere Media Group, Inc. *	42	307
John Wiley & Sons, Inc., Class A	183	10,497
Sinclair Broadcast Group, Inc., Class A (a)	132	3,483

		27,200

Metals & Mining — 1.5%
Alcoa Corp.	58	3,438
Arconic Corp. *	111	3,647
Cleveland-Cliffs, Inc. *	147	3,194
Commercial Metals Co.	109	3,962
Hecla Mining Co.	98	511
Materion Corp.	21	1,922
Schnitzer Steel Industries, Inc., Class A	24	1,241
SunCoke Energy, Inc.	280	1,845
United States Steel Corp.	26	619
Warrior Met Coal, Inc.	63	1,625
Worthington Industries, Inc.	26	1,421

		23,425

Mortgage Real Estate Investment Trusts (REITs) — 2.4%
Apollo Commercial Real Estate Finance, Inc.	40	521

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mortgage Real Estate Investment Trusts (REITs) — continued
Ares Commercial Real Estate Corp.	107	1,560
Blackstone Mortgage Trust, Inc., Class A	187	5,738
Ellington Financial, Inc. (a)	265	4,527
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	80	4,255
KKR Real Estate Finance Trust, Inc. (a)	208	4,328
Ladder Capital Corp.	267	3,195
MFA Financial, Inc.	784	3,574
Ready Capital Corp.	117	1,829
Redwood Trust, Inc.	440	5,798
TPG RE Finance Trust, Inc.	171	2,102

		37,427

Multiline Retail — 0.7%
Macy’s, Inc.	398	10,422

Multi-Utilities — 0.5%
Avista Corp.	68	2,889
Black Hills Corp.	45	3,190
Unitil Corp.	31	1,444

		7,523

Oil, Gas & Consumable Fuels — 4.9%
Antero Resources Corp. *	406	7,105
Arch Resources, Inc. (a)	34	3,114
Berry Corp.	341	2,868
CNX Resources Corp. *	388	5,332
CVR Energy, Inc.	150	2,520
Delek US Holdings, Inc. *	128	1,925
Dorian LPG Ltd.	116	1,466
Falcon Minerals Corp.	253	1,231
Green Plains, Inc. * (a)	126	4,380
Magnolia Oil & Gas Corp., Class A (a)	254	4,789
Oasis Petroleum, Inc.	40	5,014
Ovintiv, Inc.	424	14,295
Par Pacific Holdings, Inc. *	50	825
PDC Energy, Inc.	219	10,692
Range Resources Corp. *	129	2,297
REX American Resources Corp. *	21	2,026
Talos Energy, Inc. *	46	453
Whiting Petroleum Corp. *	41	2,620
World Fuel Services Corp.	108	2,848

		75,800

Paper & Forest Products — 0.8%
Clearwater Paper Corp. *	48	1,756
Glatfelter Corp.	183	3,152
Louisiana-Pacific Corp.	20	1,551
Neenah, Inc.	16	745
Schweitzer-Mauduit International, Inc.	86	2,571
Verso Corp., Class A (a)	76	2,040

		11,815

INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Products — 1.1%
BellRing Brands, Inc., Class A * (a)	454	12,964
Edgewell Personal Care Co.	106	4,841

		17,805

Pharmaceuticals — 0.8%
Cymabay Therapeutics, Inc. *	747	2,526
Intra-Cellular Therapies, Inc. *	54	2,847
Lannett Co., Inc. * (a)	585	948
NGM Biopharmaceuticals, Inc. *	197	3,494
Nuvation Bio, Inc. *	334	2,839

		12,654

Professional Services — 2.5%
Barrett Business Services, Inc.	71	4,898
Heidrick & Struggles International, Inc.	69	3,035
Huron Consulting Group, Inc. *	63	3,124
Insperity, Inc.	5	638
KBR, Inc.	60	2,876
Kelly Services, Inc., Class A	140	2,343
Korn Ferry	93	7,005
ManTech International Corp., Class A	86	6,279
TrueBlue, Inc. *	299	8,276

		38,474

Real Estate Management & Development — 0.5%
Kennedy-Wilson Holdings, Inc.	213	5,082
Realogy Holdings Corp. *	202	3,397

		8,479

Road & Rail — 1.6%
ArcBest Corp.	121	14,513
Avis Budget Group, Inc. *	24	5,039
Covenant Logistics Group, Inc., Class A *	21	566
Heartland Express, Inc.	211	3,549
Werner Enterprises, Inc.	23	1,082

		24,749

Semiconductors & Semiconductor Equipment — 0.3%
Cohu, Inc. *	89	3,390
Veeco Instruments, Inc. *	21	598

		3,988

Software — 1.5%
A10 Networks, Inc.	265	4,400
eGain Corp. *	227	2,267
Marathon Digital Holdings, Inc. * (a)	86	2,826
Ping Identity Holding Corp. *	375	8,574
SecureWorks Corp., Class A *	42	672
Vonage Holdings Corp. *	252	5,231

		23,970

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — 1.6%
Abercrombie & Fitch Co., Class A * (a)	27	944
Bed Bath & Beyond, Inc. * (a)	105	1,531
Conn’s, Inc. * (a)	177	4,172
Genesco, Inc. *	22	1,418
ODP Corp. (The) *	104	4,081
Signet Jewelers Ltd.	55	4,804
Sleep Number Corp. *	25	1,892
Sonic Automotive, Inc., Class A (a)	65	3,234
Zumiez, Inc. *	69	3,307

		25,383

Textiles, Apparel & Luxury Goods — 0.5%
G-III Apparel Group Ltd. *	169	4,671
Kontoor Brands, Inc.	26	1,307
Wolverine World Wide, Inc.	85	2,460

		8,438

Thrifts & Mortgage Finance — 3.0%
Axos Financial, Inc. *	81	4,512
Essent Group Ltd. (a)	182	8,297
Kearny Financial Corp.	150	1,986
Luther Burbank Corp.	76	1,067
Merchants Bancorp	11	525
MGIC Investment Corp.	153	2,209
Mr. Cooper Group, Inc. *	82	3,400
NMI Holdings, Inc., Class A *	112	2,445
Northfield Bancorp, Inc.	311	5,032
PennyMac Financial Services, Inc.	53	3,712
Premier Financial Corp.	42	1,298
Radian Group, Inc.	329	6,945
Washington Federal, Inc.	173	5,781

		47,209

Trading Companies & Distributors — 2.1%
Boise Cascade Co.	39	2,784
GMS, Inc. *	126	7,586
Herc Holdings, Inc.	33	5,135
MRC Global, Inc. * (a)	282	1,938
NOW, Inc. *	970	8,281
Titan Machinery, Inc. *	66	2,207
Veritiv Corp. *	38	4,694

		32,625

Water Utilities — 0.8%
American States Water Co.	124	12,796

Total Common Stocks (Cost $1,138,914)		1,512,340

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 7.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $38,104)	38,093	38,108

Investment of Cash Collateral from Securities Loaned — 5.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	60,600	60,588

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	18,337	18,337

Total Investment of Cash Collateral from Securities Loaned (Cost $78,933)		78,925

Total Short-Term Investments (Cost $117,037)		117,033

Total Investments — 105.1% (Cost $1,255,951)		1,629,373
Liabilities in Excess of Other Assets — (5.1)%		(78,633)

NET ASSETS — 100.0%		1,550,740

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $75,613.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	336	03/2022	USD	37,676	563

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan SMID Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Airlines — 0.7%
Alaska Air Group, Inc. *	52	2,733

Automobiles — 0.9%
Thor Industries, Inc.	35	3,619

Banks — 7.5%
Commerce Bancshares, Inc.	42	2,906
Cullen/Frost Bankers, Inc.	26	3,311
First Horizon Corp.	285	4,662
ServisFirst Bancshares, Inc.	48	4,043
Signature Bank	17	5,605
SVB Financial Group *	7	4,593
Western Alliance Bancorp	48	5,116

		30,236

Building Products — 2.0%
Fortune Brands Home & Security, Inc.	47	5,039
Lennox International, Inc.	10	3,082

		8,121

Capital Markets — 7.5%
FactSet Research Systems, Inc.	10	4,709
Focus Financial Partners, Inc., Class A *	69	4,097
Lazard Ltd., Class A	76	3,307
LPL Financial Holdings, Inc.	40	6,425
Moelis & Co., Class A	55	3,409
Morningstar, Inc.	13	4,296
StepStone Group, Inc., Class A	93	3,856

		30,099

Chemicals — 1.0%
Axalta Coating Systems Ltd. *	127	4,202

Commercial Services & Supplies — 6.1%
Driven Brands Holdings, Inc. *	99	3,327
IAA, Inc. *	82	4,154
MSA Safety, Inc.	28	4,181
Ritchie Bros Auctioneers, Inc. (Canada)	44	2,700
Stericycle, Inc. *	61	3,658
Waste Connections, Inc.	48	6,556

		24,576

Construction & Engineering — 1.8%
WillScot Mobile Mini Holdings Corp. *	181	7,377

Containers & Packaging — 2.6%
AptarGroup, Inc.	43	5,236
Crown Holdings, Inc.	37	4,090
Pactiv Evergreen, Inc.	97	1,234

		10,560

Distributors — 3.2%
LKQ Corp.	106	6,354
Pool Corp.	11	6,400

		12,754

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 1.1%
Bright Horizons Family Solutions, Inc. *	34	4,304

Electrical Equipment — 1.2%
Generac Holdings, Inc. *	14	4,936

Electronic Equipment, Instruments & Components — 1.1%
Cognex Corp.	55	4,279

Equity Real Estate Investment Trusts (REITs) — 6.1%
American Campus Communities, Inc.	72	4,134
CubeSmart	71	4,025
EastGroup Properties, Inc.	20	4,525
Mid-America Apartment Communities, Inc.	19	4,260
National Retail Properties, Inc.	90	4,309
Outfront Media, Inc.	119	3,184

		24,437

Food & Staples Retailing — 3.6%
BJ’s Wholesale Club Holdings, Inc. *	84	5,597
Casey’s General Stores, Inc.	19	3,787
Performance Food Group Co. *	112	5,155

		14,539

Food Products — 1.1%
Lamb Weston Holdings, Inc.	69	4,349

Gas Utilities — 1.1%
Atmos Energy Corp.	42	4,408

Health Care Equipment & Supplies — 3.1%
ICU Medical, Inc. *	16	3,861
Ortho Clinical Diagnostics Holdings plc *	154	3,294
STERIS plc	21	5,162

		12,317

Health Care Providers & Services — 4.4%
Chemed Corp.	8	4,428
Encompass Health Corp.	70	4,579
HealthEquity, Inc. *	49	2,168
Molina Healthcare, Inc. *	21	6,634

		17,809

Health Care Technology — 1.0%
Certara, Inc. *	90	2,562
Definitive Healthcare Corp. *	50	1,370

		3,932

Hotels, Restaurants & Leisure — 3.1%
Planet Fitness, Inc., Class A *	45	4,059
Vail Resorts, Inc.	13	4,140
Wendy’s Co. (The)	169	4,041

		12,240

Household Products — 0.9%
Reynolds Consumer Products, Inc.	114	3,568

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 2.6%
Kinsale Capital Group, Inc.	23	5,538
RLI Corp.	42	4,694

		10,232

IT Services — 3.1%
Broadridge Financial Solutions, Inc.	24	4,449
Jack Henry & Associates, Inc.	18	3,033
WEX, Inc. *	36	5,099

		12,581

Leisure Products — 2.0%
Brunswick Corp.	56	5,594
Hayward Holdings, Inc. * (a)	93	2,446

		8,040

Life Sciences Tools & Services — 2.5%
Syneos Health, Inc. *	52	5,366
West Pharmaceutical Services, Inc.	10	4,732

		10,098

Machinery — 9.3%
Douglas Dynamics, Inc.	46	1,790
Hillman Solutions Corp. *	231	2,481
IDEX Corp.	17	4,021
Lincoln Electric Holdings, Inc.	44	6,076
Nordson Corp.	18	4,501
RBC Bearings, Inc. *	20	4,022
Snap-on, Inc.	15	3,173
Toro Co. (The)	66	6,633
Woodward, Inc.	39	4,271

		36,968

Pharmaceuticals — 1.3%
Catalent, Inc. *	41	5,242

Professional Services — 1.2%
TransUnion	40	4,786

Real Estate Management & Development — 0.7%
Cushman & Wakefield plc *	131	2,912

Road & Rail — 2.5%
Knight-Swift Transportation Holdings, Inc.	69	4,235
Landstar System, Inc.	21	3,823
Lyft, Inc., Class A *	44	1,864

		9,922

Semiconductors & Semiconductor Equipment — 2.3%
Allegro MicroSystems, Inc. (Japan) *	60	2,159
CMC Materials, Inc.	21	4,121
Power Integrations, Inc.	31	2,835

		9,115

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 8.5%
Aspen Technology, Inc. *	11	1,631
Black Knight, Inc. *	62	5,176
Clearwater Analytics Holdings, Inc., Class A*	72	1,645
Envestnet, Inc. *	35	2,810
Guidewire Software, Inc. *	35	4,030
nCino, Inc. *	44	2,389
PTC, Inc. *	20	2,365
Q2 Holdings, Inc. *	51	4,035
SS&C Technologies Holdings, Inc.	71	5,839
Tyler Technologies, Inc. *	8	4,103

		34,023

Textiles, Apparel & Luxury Goods — 0.6%
Carter’s, Inc.	24	2,460

Total Common Stocks (Cost $288,047)		391,774

Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $7,808)	7,806	7,809

Investment of Cash Collateral from Securities Loaned — 0.0% (d)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $159)	159	159

Total Short-Term Investments (Cost $7,967)		7,968

Total Investments — 99.7% (Cost $296,014)		399,742
Other Assets Less Liabilities — 0.3%		1,134

NET ASSETS — 100.0%		400,876

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $160.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of December 31, 2021.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Aerospace & Defense — 0.3%
AAR Corp. *	36	1,393
Astronics Corp. *	116	1,396
Moog, Inc., Class A	10	806

		3,595

Air Freight & Logistics — 0.2%
Hub Group, Inc., Class A *	22	1,811

Airlines — 0.5%
Allegiant Travel Co. *	11	1,964
SkyWest, Inc. *	104	4,079

		6,043

Auto Components — 0.2%
Goodyear Tire & Rubber Co. (The) *	14	306
Lear Corp.	9	1,665

		1,971

Automobiles — 0.4%
Fisker, Inc. * (a)	278	4,378
Winnebago Industries, Inc. (a)	3	187

		4,565

Banks — 8.1%
1st Source Corp.	17	824
Atlantic Union Bankshares Corp.	14	505
Banner Corp.	53	3,220
Brookline Bancorp, Inc.	199	3,227
Business First Bancshares, Inc.	17	484
Cadence Bank	209	6,220
Cathay General Bancorp	91	3,894
Central Pacific Financial Corp.	83	2,344
CIT Group, Inc.	50	2,541
Columbia Banking System, Inc.	87	2,849
ConnectOne Bancorp, Inc.	47	1,544
CVB Financial Corp.	121	2,591
Eastern Bankshares, Inc.	381	7,675
Enterprise Financial Services Corp.	25	1,168
Equity Bancshares, Inc., Class A	19	655
Financial Institutions, Inc.	7	216
First Bancshares, Inc. (The)	8	290
First Commonwealth Financial Corp.	112	1,802
First Community Bankshares, Inc.	7	241
First Hawaiian, Inc.	38	1,045
First Merchants Corp.	71	2,957
Flushing Financial Corp.	23	556
Glacier Bancorp, Inc.	30	1,718
Great Western Bancorp, Inc.	17	588
Hancock Whitney Corp.	9	435
HarborOne Bancorp, Inc.	30	442
Home BancShares, Inc.	42	1,018
HomeStreet, Inc.	39	2,007
HomeTrust Bancshares, Inc.	38	1,187
Hope Bancorp, Inc.	265	3,903

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Independent Bank Corp.	32	759
Independent Bank Corp.	45	3,677
Independent Bank Group, Inc.	14	996
Investors Bancorp, Inc.	75	1,139
Meta Financial Group, Inc.	28	1,694
Nicolet Bankshares, Inc. *	3	214
OceanFirst Financial Corp.	72	1,587
Old National Bancorp	211	3,818
Origin Bancorp, Inc.	7	309
Peoples Bancorp, Inc.	11	334
People’s United Financial, Inc.	37	662
Pinnacle Financial Partners, Inc.	28	2,626
QCR Holdings, Inc.	12	661
RBB Bancorp	8	220
Republic Bancorp, Inc., Class A	4	203
Simmons First National Corp., Class A	22	654
Trustmark Corp.	70	2,283
UMB Financial Corp.	26	2,772
United Community Banks, Inc. (a)	31	1,103
Valley National Bancorp	63	861
Veritex Holdings, Inc.	30	1,189
Webster Financial Corp.	49	2,736
Westamerica BanCorp	32	1,831

		90,474

Biotechnology — 8.1%
2seventy bio, Inc. * (a)	5	136
ACADIA Pharmaceuticals, Inc. *	52	1,211
Akebia Therapeutics, Inc. * (a)	610	1,380
Amicus Therapeutics, Inc. *	492	5,683
Arena Pharmaceuticals, Inc. *	22	2,042
Arrowhead Pharmaceuticals, Inc. *	49	3,255
Atara Biotherapeutics, Inc. *	282	4,448
Athenex, Inc. *	81	111
Beam Therapeutics, Inc. * (a)	29	2,327
Biohaven Pharmaceutical Holding Co. Ltd. *	4	606
Black Diamond Therapeutics, Inc. * (a)	169	900
Bluebird Bio, Inc. * (a)	16	157
Bridgebio Pharma, Inc. * (a)	28	459
Catalyst Pharmaceuticals, Inc. *	651	4,407
Coherus Biosciences, Inc. * (a)	410	6,541
CytomX Therapeutics, Inc. *	251	1,087
Decibel Therapeutics, Inc. * (a)	2	10
Eagle Pharmaceuticals, Inc. *	33	1,692
Eiger BioPharmaceuticals, Inc. * (a)	87	454
Emergent BioSolutions, Inc. *	6	270
Fate Therapeutics, Inc. * (a)	89	5,219
Global Blood Therapeutics, Inc. * (a)	105	3,070
Gritstone bio, Inc. * (a)	15	189
Harpoon Therapeutics, Inc. *	176	1,331
Heron Therapeutics, Inc. * (a)	165	1,508
Homology Medicines, Inc. *	23	82
Insmed, Inc. *	13	354
Intellia Therapeutics, Inc. *	50	5,877

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued
Intercept Pharmaceuticals, Inc. * (a)	154	2,514
Ligand Pharmaceuticals, Inc. * (a)	21	3,228
Madrigal Pharmaceuticals, Inc. * (a)	24	2,017
OPKO Health, Inc. * (a)	434	2,089
Puma Biotechnology, Inc. *	115	351
REGENXBIO, Inc. *	79	2,596
Sana Biotechnology, Inc. * (a)	1	20
Sarepta Therapeutics, Inc. *	52	4,678
Sensei Biotherapeutics, Inc. *	135	781
Sigilon Therapeutics, Inc. *	89	245
Sutro Biopharma, Inc. *	14	203
TG Therapeutics, Inc. *	159	3,015
Travere Therapeutics, Inc. *	65	2,027
Turning Point Therapeutics, Inc. *	12	591
Tyra Biosciences, Inc. * (a)	119	1,677
UroGen Pharma Ltd. * (a)	47	444
Vanda Pharmaceuticals, Inc. *	275	4,319
Xencor, Inc. *	150	6,008
Y-mAbs Therapeutics, Inc. *	4	62

		91,671

Building Products — 0.6%
Advanced Drainage Systems, Inc.	4	585
Cornerstone Building Brands, Inc. *	77	1,343
Masonite International Corp. *	4	519
Quanex Building Products Corp.	52	1,284
UFP Industries, Inc.	34	3,091

		6,822

Capital Markets — 1.9%
AssetMark Financial Holdings, Inc. *	29	757
Blucora, Inc. *	136	2,352
Brightsphere Investment Group, Inc.	70	1,791
Cohen & Steers, Inc.	7	657
Cowen, Inc., Class A (a)	51	1,833
Donnelley Financial Solutions, Inc. *	37	1,742
Federated Hermes, Inc.	34	1,274
Focus Financial Partners, Inc., Class A *	65	3,851
Houlihan Lokey, Inc.	3	324
Piper Sandler Cos.	8	1,446
Stifel Financial Corp.	36	2,565
Virtus Investment Partners, Inc.	9	2,763

		21,355

Chemicals — 2.0%
AdvanSix, Inc.	9	439
Avient Corp.	78	4,383
Cabot Corp.	9	483
Ecovyst, Inc.	32	332
FutureFuel Corp.	84	640
HB Fuller Co. (a)	33	2,689
Ingevity Corp. *	43	3,063
Koppers Holdings, Inc. *	20	632
Minerals Technologies, Inc.	30	2,200

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued
Orion Engineered Carbons SA (Germany) *	70	1,285
Stepan Co.	7	907
Trinseo plc	23	1,213
Tronox Holdings plc, Class A	121	2,917
Zymergen, Inc. * (a)	147	985

		22,168

Commercial Services & Supplies — 3.5%
ABM Industries, Inc.	117	4,764
Brink’s Co. (The) (a)	14	892
Ennis, Inc. (a)	93	1,826
Healthcare Services Group, Inc.	55	970
Heritage-Crystal Clean, Inc. *	20	634
HNI Corp. (a)	64	2,675
Steelcase, Inc., Class A	197	2,310
Tetra Tech, Inc.	73	12,327
UniFirst Corp.	60	12,708

		39,106

Communications Equipment — 1.2%
Extreme Networks, Inc. *	339	5,321
NetScout Systems, Inc. *	234	7,740

		13,061

Construction & Engineering — 3.6%
Argan, Inc.	100	3,881
Comfort Systems USA, Inc.	81	8,034
EMCOR Group, Inc.	58	7,427
Granite Construction, Inc.	29	1,134
MasTec, Inc. *	90	8,332
MYR Group, Inc. *	71	7,874
Primoris Services Corp.	145	3,487

		40,169

Consumer Finance — 1.0%
Credit Acceptance Corp. *	2	1,152
EZCORP, Inc., Class A * (a)	36	262
FirstCash Holdings, Inc.	17	1,281
Navient Corp. (a)	180	3,826
Nelnet, Inc., Class A	4	391
PROG Holdings, Inc. * (a)	87	3,934
Regional Management Corp. (a)	15	879

		11,725

Containers & Packaging — 0.3%
Graphic Packaging Holding Co.	36	710
Greif, Inc., Class A	33	1,962
Myers Industries, Inc.	11	217

		2,889

Diversified Consumer Services — 0.4%
Coursera, Inc. *	15	363
Houghton Mifflin Harcourt Co. *	143	2,294
Perdoceo Education Corp. *	172	2,022

		4,679

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Telecommunication Services — 0.4%
EchoStar Corp., Class A *	156	4,119

Electric Utilities — 0.5%
IDACORP, Inc.	5	578
PNM Resources, Inc.	24	1,076
Portland General Electric Co.	52	2,764
Via Renewables, Inc. (a)	84	964

		5,382

Electrical Equipment — 1.4%
Atkore, Inc. *	63	6,994
AZZ, Inc.	15	807
Fluence Energy, Inc. * (a)	122	4,331
Powell Industries, Inc.	45	1,316
Sunrun, Inc. * (a)	77	2,627

		16,075

Electronic Equipment, Instruments & Components — 3.1%
Benchmark Electronics, Inc. (a)	238	6,456
Fabrinet (Thailand) *	31	3,634
Insight Enterprises, Inc. *	7	736
Kimball Electronics, Inc. *	22	483
Knowles Corp. *	130	3,031
OSI Systems, Inc. *	94	8,776
Sanmina Corp. *	39	1,600
ScanSource, Inc. *	144	5,045
TTM Technologies, Inc. *	102	1,524
Vishay Intertechnology, Inc.	137	2,992

		34,277

Energy Equipment & Services — 0.4%
ChampionX Corp. *	25	503
National Energy Services Reunited Corp. *	42	393
NexTier Oilfield Solutions, Inc. *	272	966
Oceaneering International, Inc. *	21	234
Oil States International, Inc. * (a)	79	393
Patterson-UTI Energy, Inc.	124	1,048
ProPetro Holding Corp. *	100	812
Select Energy Services, Inc., Class A *	43	270

		4,619

Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A * (a)	140	3,805
Cinemark Holdings, Inc. *	36	580
Lions Gate Entertainment Corp., Class A *	250	4,164

		8,549

Equity Real Estate Investment Trusts (REITs) — 6.1%
Agree Realty Corp.	34	2,455
Alexander & Baldwin, Inc.	47	1,190
American Assets Trust, Inc.	16	603
Apple Hospitality REIT, Inc.	149	2,405
Broadstone Net Lease, Inc. (a)	58	1,427
CareTrust REIT, Inc.	34	765

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued
Centerspace	11	1,187
Chatham Lodging Trust *	11	156
City Office REIT, Inc.	58	1,138
Community Healthcare Trust, Inc.	18	851
Corporate Office Properties Trust	58	1,608
DiamondRock Hospitality Co. *	68	655
DigitalBridge Group, Inc. *	136	1,132
Easterly Government Properties, Inc.	27	626
EastGroup Properties, Inc.	14	3,235
Equity LifeStyle Properties, Inc.	4	324
Essential Properties Realty Trust, Inc.	32	934
First Industrial Realty Trust, Inc.	35	2,337
Four Corners Property Trust, Inc.	73	2,150
Getty Realty Corp.	57	1,829
Gladstone Commercial Corp.	56	1,442
Global Medical REIT, Inc.	6	112
Healthcare Realty Trust, Inc.	47	1,478
Highwoods Properties, Inc.	12	526
Independence Realty Trust, Inc. (a)	61	1,578
Innovative Industrial Properties, Inc. (a)	4	920
Kite Realty Group Trust	107	2,336
LXP Industrial Trust (a)	97	1,509
National Storage Affiliates Trust	65	4,498
Phillips Edison & Co., Inc.	40	1,335
Physicians Realty Trust	68	1,286
Piedmont Office Realty Trust, Inc., Class A	68	1,252
Plymouth Industrial REIT, Inc.	66	2,115
PotlatchDeltic Corp.	32	1,921
Retail Opportunity Investments Corp.	34	657
RLJ Lodging Trust	22	309
Ryman Hospitality Properties, Inc. *	18	1,692
Sabra Health Care REIT, Inc.	42	570
SITE Centers Corp.	44	689
STAG Industrial, Inc.	90	4,302
Summit Hotel Properties, Inc. *	24	229
Sunstone Hotel Investors, Inc. *	169	1,982
Tanger Factory Outlet Centers, Inc. (a)	38	740
Terreno Realty Corp.	53	4,521
UMH Properties, Inc.	35	954
Xenia Hotels & Resorts, Inc. *	98	1,772

		67,732

Food & Staples Retailing — 0.7%
Andersons, Inc. (The)	28	1,072
BJ’s Wholesale Club Holdings, Inc. *	27	1,815
Performance Food Group Co. *	48	2,225
SpartanNash Co.	6	160
Sprouts Farmers Market, Inc. *	89	2,650

		7,922

Food Products — 1.1%
Darling Ingredients, Inc. *	127	8,791
John B Sanfilippo & Son, Inc.	18	1,623
Seneca Foods Corp., Class A *	29	1,403

		11,817

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Gas Utilities — 0.4%
New Jersey Resources Corp.	93	3,810
Northwest Natural Holding Co.	21	1,005

		4,815

Health Care Equipment & Supplies — 3.4%
Accuray, Inc. * (a)	409	1,950
AngioDynamics, Inc. *	95	2,617
Bioventus, Inc., Class A *	92	1,335
Cardiovascular Systems, Inc. *	240	4,503
Integer Holdings Corp. *	58	4,994
LivaNova plc *	30	2,640
Natus Medical, Inc. *	81	1,920
NuVasive, Inc. *	202	10,605
SeaSpine Holdings Corp. *	18	242
SmileDirectClub, Inc. * (a)	330	775
STAAR Surgical Co. *	39	3,561
Varex Imaging Corp. * (a)	31	975
Zynex, Inc. * (a)	143	1,424

		37,541

Health Care Providers & Services — 3.2%
AdaptHealth Corp. *	184	4,503
AMN Healthcare Services, Inc. *	17	2,018
Ensign Group, Inc. (The)	2	176
HealthEquity, Inc. * (a)	21	929
LHC Group, Inc. * (a)	34	4,653
LifeStance Health Group, Inc. * (a)	214	2,037
ModivCare, Inc. *	2	311
Option Care Health, Inc. *	562	15,973
Owens & Minor, Inc.	67	2,910
Tenet Healthcare Corp. *	28	2,269
Tivity Health, Inc. * (a)	13	349

		36,128

Health Care Technology — 1.5%
Allscripts Healthcare Solutions, Inc. *	669	12,352
Inspire Medical Systems, Inc. *	3	575
NextGen Healthcare, Inc. *	186	3,304

		16,231

Hotels, Restaurants & Leisure — 1.5%
Bloomin’ Brands, Inc. *	167	3,495
Boyd Gaming Corp. *	62	4,093
Del Taco Restaurants, Inc.	227	2,822
Marriott Vacations Worldwide Corp.	29	4,918
Portillo’s, Inc., Class A * (a)	54	2,016

		17,344

Household Durables — 2.6%
Ethan Allen Interiors, Inc. (a)	34	889
Helen of Troy Ltd. *	6	1,540
Hooker Furnishings Corp.	19	442
Meritage Homes Corp. *	9	1,074
Sonos, Inc. *	82	2,450

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — continued
TopBuild Corp. * (a)	25	7,008
Traeger, Inc. * (a)	24	291
Tri Pointe Homes, Inc. *	542	15,112

		28,806

Household Products — 0.1%
Central Garden & Pet Co., Class A * (a)	21	1,010

Independent Power and Renewable Electricity Producers — 0.1%
Clearway Energy, Inc.	30	996
Clearway Energy, Inc., Class C	7	267

		1,263

Insurance — 1.3%
American Equity Investment Life Holding Co.	45	1,738
Argo Group International Holdings Ltd.	29	1,697
CNO Financial Group, Inc.	66	1,566
Employers Holdings, Inc.	10	414
First American Financial Corp.	11	827
Kinsale Capital Group, Inc.	11	2,521
Primerica, Inc.	6	958
RLI Corp.	14	1,581
Selective Insurance Group, Inc.	20	1,647
Stewart Information Services Corp.	16	1,300

		14,249

Interactive Media & Services — 0.9%
EverQuote, Inc., Class A *	18	279
Liberty TripAdvisor Holdings, Inc., Class A *	1,699	3,687
QuinStreet, Inc. *	177	3,211
Yelp, Inc. *	92	3,334

		10,511

IT Services — 1.9%
CSG Systems International, Inc.	11	605
DigitalOcean Holdings, Inc. *	55	4,389
EVERTEC, Inc. (Puerto Rico) (a)	65	3,224
LiveRamp Holdings, Inc. *	38	1,813
Perficient, Inc. *	87	11,292

		21,323

Life Sciences Tools & Services — 0.7%
Adaptive Biotechnologies Corp. *	19	530
Medpace Holdings, Inc. *	21	4,478
Personalis, Inc. *	126	1,801
Rapid Micro Biosystems, Inc., Class A *	117	1,243

		8,052

Machinery — 2.2%
Altra Industrial Motion Corp.	60	3,110
Barnes Group, Inc.	15	708
Douglas Dynamics, Inc.	43	1,693
EnPro Industries, Inc.	8	848
Hillenbrand, Inc.	81	4,190

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued
Kadant, Inc.	12	2,668
Manitowoc Co., Inc. (The) *	68	1,270
Meritor, Inc. *	55	1,368
SPX FLOW, Inc.	35	3,035
Wabash National Corp. (a)	233	4,556
Watts Water Technologies, Inc., Class A	6	1,243

		24,689

Media — 1.8%
AMC Networks, Inc., Class A * (a)	73	2,504
Cardlytics, Inc. * (a)	49	3,245
Hemisphere Media Group, Inc. *	87	635
John Wiley & Sons, Inc., Class A (a)	181	10,360
National CineMedia, Inc.	155	436
Sinclair Broadcast Group, Inc., Class A	125	3,298

		20,478

Metals & Mining — 1.1%
Alcoa Corp.	41	2,443
Arconic Corp. *	39	1,271
Cleveland-Cliffs, Inc. * (a)	85	1,846
Commercial Metals Co.	69	2,497
Materion Corp.	13	1,223
Schnitzer Steel Industries, Inc., Class A	9	441
SunCoke Energy, Inc.	167	1,099
United States Steel Corp.	16	383
Warrior Met Coal, Inc.	27	692
Worthington Industries, Inc.	6	343

		12,238

Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Ares Commercial Real Estate Corp.	38	550
Blackstone Mortgage Trust, Inc., Class A	77	2,364
Ellington Financial, Inc. (a)	107	1,832
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	36	1,918
KKR Real Estate Finance Trust, Inc. (a)	83	1,727
Ladder Capital Corp.	109	1,303
MFA Financial, Inc.	157	717
Ready Capital Corp.	21	327
Redwood Trust, Inc.	194	2,559
TPG RE Finance Trust, Inc.	62	761

		14,058

Multiline Retail — 0.6%
Dillard’s, Inc., Class A (a)	6	1,568
Macy’s, Inc.	189	4,959

		6,527

Oil, Gas & Consumable Fuels — 3.0%
Antero Resources Corp. *	186	3,262
Arch Resources, Inc.	20	1,840
CNX Resources Corp. *	198	2,718
Delek US Holdings, Inc. *	85	1,280

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Dorian LPG Ltd.	46	587
Falcon Minerals Corp.	19	91
Green Plains, Inc. * (a)	43	1,481
Magnolia Oil & Gas Corp., Class A (a)	199	3,749
Matador Resources Co.	17	631
Oasis Petroleum, Inc.	32	3,994
Ovintiv, Inc.	219	7,381
PDC Energy, Inc.	99	4,849
Range Resources Corp. *	66	1,175
REX American Resources Corp. * (a)	11	1,073

		34,111

Paper & Forest Products — 0.5%
Clearwater Paper Corp. *	6	202
Glatfelter Corp.	117	2,011
Louisiana-Pacific Corp.	31	2,442
Neenah, Inc.	6	278
Verso Corp., Class A	41	1,113

		6,046

Personal Products — 1.6%
BellRing Brands, Inc., Class A * (a)	291	8,311
Herbalife Nutrition Ltd. *	22	912
Medifast, Inc.	5	1,026
Nu Skin Enterprises, Inc., Class A (a)	61	3,070
USANA Health Sciences, Inc. *	47	4,721

		18,040

Pharmaceuticals — 1.2%
Amneal Pharmaceuticals, Inc. *	271	1,298
Amphastar Pharmaceuticals, Inc. * (a)	53	1,234
Arvinas, Inc. *	1	117
BioDelivery Sciences International, Inc. *	473	1,467
Corcept Therapeutics, Inc. * (a)	73	1,453
Esperion Therapeutics, Inc. * (a)	11	57
Fulcrum Therapeutics, Inc. * (a)	172	3,037
Landos Biopharma, Inc. *	103	493
Lannett Co., Inc. * (a)	317	513
Marinus Pharmaceuticals, Inc. * (a)	254	3,022
WaVe Life Sciences Ltd. *	147	463

		13,154

Professional Services — 2.2%
Barrett Business Services, Inc.	12	850
CACI International, Inc., Class A *	9	2,302
Heidrick & Struggles International, Inc.	7	310
HireRight Holdings Corp. *	147	2,357
Huron Consulting Group, Inc. *	59	2,933
KBR, Inc.	25	1,210
Kelly Services, Inc., Class A	145	2,433
Kforce, Inc.	44	3,302
Korn Ferry	30	2,295
ManTech International Corp., Class A	12	846
TriNet Group, Inc. *	11	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — continued
TrueBlue, Inc. *	110	3,051
Upwork, Inc. *	56	1,903

		24,792

Real Estate Management & Development — 0.4%
Cushman & Wakefield plc *	82	1,813
Kennedy-Wilson Holdings, Inc.	41	979
Realogy Holdings Corp. *	133	2,232

		5,024

Road & Rail — 0.9%
ArcBest Corp.	75	9,016
Heartland Express, Inc.	18	308
Schneider National, Inc., Class B	16	433
Werner Enterprises, Inc.	12	548

		10,305

Semiconductors & Semiconductor Equipment — 1.9%
Amkor Technology, Inc.	71	1,748
Cirrus Logic, Inc. *	15	1,357
Cohu, Inc. *	88	3,367
MACOM Technology Solutions Holdings, Inc. *	14	1,088
Rambus, Inc. *	182	5,337
Silicon Laboratories, Inc. *	27	5,533
SunPower Corp. * (a)	41	862
Veeco Instruments, Inc. *	83	2,375

		21,667

Software — 6.2%
A10 Networks, Inc.	306	5,070
ACI Worldwide, Inc. *	118	4,089
Alkami Technology, Inc. * (a)	11	230
American Software, Inc., Class A	127	3,313
Appfolio, Inc., Class A * (a)	47	5,678
Blackline, Inc. *	5	549
CommVault Systems, Inc. *	52	3,587
eGain Corp. *	284	2,839
Envestnet, Inc. *	3	262
JFrog Ltd. (Israel) *	11	312
Marathon Digital Holdings, Inc. * (a)	31	1,032
Momentive Global, Inc. *	217	4,598
Paycor HCM, Inc. * (a)	53	1,528
Qualys, Inc. *	5	683
Riot Blockchain, Inc. * (a)	27	612
Sprout Social, Inc., Class A *	33	2,975
SPS Commerce, Inc. *	3	399
Verint Systems, Inc. *	288	15,111
Vonage Holdings Corp. *	280	5,819
Workiva, Inc. *	57	7,450
Xperi Holding Corp.	146	2,755

		68,891

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.7%
Abercrombie & Fitch Co., Class A * (a)	121	4,228
Bed Bath & Beyond, Inc. * (a)	53	777
Group 1 Automotive, Inc.	5	937
Guess?, Inc. (a)	66	1,565
Hibbett, Inc.	21	1,512
Lithia Motors, Inc., Class A	3	861
Murphy USA, Inc.	34	6,720
ODP Corp. (The) *	73	2,867
Signet Jewelers Ltd.	20	1,741
Sleep Number Corp. *	44	3,378
Sonic Automotive, Inc., Class A (a)	41	2,003
Winmark Corp.	4	894
Zumiez, Inc. *	58	2,763

		30,246

Textiles, Apparel & Luxury Goods — 0.7%
Deckers Outdoor Corp. *	11	4,149
G-III Apparel Group Ltd. *	41	1,122
Steven Madden Ltd.	62	2,895

		8,166

Thrifts & Mortgage Finance — 1.9%
Axos Financial, Inc. *	46	2,583
Essent Group Ltd.	82	3,729
Merchants Bancorp	3	123
MGIC Investment Corp.	103	1,492
Mr. Cooper Group, Inc. *	26	1,086
NMI Holdings, Inc., Class A*	29	625
Northfield Bancorp, Inc.	155	2,500
PennyMac Financial Services, Inc.	34	2,338
Premier Financial Corp.	12	371
Radian Group, Inc.	143	3,019
Washington Federal, Inc.	91	3,045

		20,911

Trading Companies & Distributors — 1.3%
Boise Cascade Co.	19	1,356
Herc Holdings, Inc.	26	4,133
MRC Global, Inc. * (a)	188	1,292
NOW, Inc. *	536	4,578
Rush Enterprises, Inc., Class A	16	890
Veritiv Corp. *	19	2,289

		14,538

Water Utilities — 0.9%
American States Water Co.	93	9,635

Total Common Stocks (Cost $851,996)		1,083,385

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)
Alder Biopharmaceuticals, Inc. * ‡ (Cost $—)	187	165

	SHARES (000)
Short-Term Investments — 9.8%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (c) (d) (Cost $39,305)	39,289	39,305

Investment of Cash Collateral from Securities Loaned — 6.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (c) (d)	58,602	58,590

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d)	11,428	11,428

Total Investment of Cash Collateral from Securities Loaned (Cost $70,025)		70,018

Total Short-Term Investments (Cost $109,330)		109,323

Total Investments — 106.6% (Cost $961,326)		1,192,873
Liabilities in Excess of Other Assets — (6.6)%		(73,504)

NET ASSETS — 100.0%		1,119,369

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at December 31, 2021. The total value of securities on loan at December 31, 2021 is $67,297.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	324	03/2022	USD	36,330	648

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,270,904		$7,913,816		$5,902,621
Investments in affiliates, at value	18,585		238,242		66,211
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	54,649		161,166		317,688
Cash	3		15		4
Receivables:
Investment securities sold	144		4,917		1,720
Fund shares sold	2,109		4,445		4,194
Dividends from non-affiliates	898		5,038		1,115
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	9		23		86
Other assets	86		49		—

Total Assets	1,347,387		8,327,711		6,293,639

LIABILITIES:
Payables:
Investment securities purchased	569		1,059		6,686
Collateral received on securities loaned (See Note 2.B.)	54,649		161,166		317,688
Fund shares redeemed	1,116		16,338		13,104
Accrued liabilities:
Investment advisory fees	678		4,373		3,239
Administration fees	72		507		365
Distribution fees	73		220		193
Service fees	143		1,032		416
Custodian and accounting fees	26		108		91
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	12		26		131

Total Liabilities	57,338		184,829		341,913

Net Assets	$1,290,049		$8,142,882		$5,951,726

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,044,800	$4,914,209	$4,516,038
Total distributable earnings (loss)	245,249	3,228,673	1,435,688

Total Net Assets	$1,290,049	$8,142,882	$5,951,726

Net Assets:
Class A	$311,324	$783,211	$634,105
Class C	14,887	79,349	72,342
Class I	374,887	3,790,682	861,106
Class L	—	—	902,328
Class R2	—	7,688	25,922
Class R3	—	5,902	8,884
Class R4	—	852	5,532
Class R5	—	1,094,510	36,296
Class R6	588,951	2,380,688	3,405,211

Total	$1,290,049	$8,142,882	$5,951,726

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	11,609	14,304	30,613
Class C	929	2,321	5,995
Class I	11,353	56,500	35,638
Class L	—	—	35,653
Class R2	—	145	1,332
Class R3	—	109	430
Class R4	—	13	264
Class R5	—	16,256	1,432
Class R6	17,773	35,374	132,340

Net Asset Value (a):
Class A — Redemption price per share	$26.82	$54.75	$20.71
Class C — Offering price per share (b)	16.03	34.18	12.07
Class I — Offering and redemption price per share	33.02	67.09	24.16
Class L — Offering and redemption price per share	—	—	25.31
Class R2 — Offering and redemption price per share	—	53.05	19.46
Class R3 — Offering and redemption price per share	—	54.23	20.65
Class R4 — Offering and redemption price per share	—	66.94	20.95
Class R5 — Offering and redemption price per share	—	67.33	25.34
Class R6 — Offering and redemption price per share	33.14	67.30	25.73
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.31	$57.78	$21.86

Cost of investments in non-affiliates	$1,014,811	$4,846,084	$4,401,363
Cost of investments in affiliates	18,582	238,213	66,210
Investment securities on loan, at value (See Note 2.B.)	53,036	158,685	311,873
Cost of investment of cash collateral (See Note 2.B.)	54,653	161,174	317,705

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)		JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$296,070		$1,512,340		$391,774		$1,083,550
Investments in affiliates, at value	2,753		38,108		7,809		39,305
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	15,506		78,925		159		70,018
Cash	—	(a)	4		1		2
Deposits at broker for futures contracts	—		2,026		—		2,224
Receivables:
Investment securities sold	—		—		1,535		—
Fund shares sold	94		800		1,210		355
Dividends from non-affiliates	227		2,188		243		924
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	12		14		—	(a)	19

Total Assets	314,662		1,634,405		402,731		1,196,397

LIABILITIES:
Payables:
Investment securities purchased	—		375		315		287
Collateral received on securities loaned (See Note 2.B.)	15,506		78,925		159		70,018
Fund shares redeemed	128		3,088		1,000		5,764
Variation margin on futures contracts	—		72		—		72
Accrued liabilities:
Investment advisory fees	129		826		178		564
Administration fees	—		96		20		71
Distribution fees	3		64		51		67
Service fees	12		110		69		125
Custodian and accounting fees	22		29		14		34
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—		—
Other	14		80		49		26

Total Liabilities	15,814		83,665		1,855		77,028

Net Assets	$298,848		$1,550,740		$400,876		$1,119,369

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$298,062	$1,160,033	$282,491	$865,299
Total distributable earnings (loss)	786	390,707	118,385	254,070

Total Net Assets	$298,848	$1,550,740	$400,876	$1,119,369

Net Assets:
Class A	$6,537	$199,187	$176,339	$132,676
Class C	1,583	7,334	21,400	20,101
Class I	16,286	265,482	146,899	224,415
Class L	—	—	—	302,238
Class R2	358	33,559	—	43,799
Class R3	4,214	18,251	2,247	38,408
Class R4	2,444	28,152	1,102	11,603
Class R5	136,688	51,361	—	10,379
Class R6	130,738	947,414	52,889	335,750

Total	$298,848	$1,550,740	$400,876	$1,119,369

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	147	7,128	9,422	7,096
Class C	37	354	1,602	1,176
Class I	361	8,706	7,133	11,558
Class L	—	—	—	15,585
Class R2	8	1,221	—	2,429
Class R3	94	655	120	2,075
Class R4	54	923	54	603
Class R5	3,009	1,682	—	537
Class R6	2,884	30,970	2,561	17,304

Net Asset Value (a):
Class A — Redemption price per share	$44.59	$27.94	$18.72	$18.70
Class C — Offering price per share (b)	43.35	20.73	13.35	17.10
Class I — Offering and redemption price per share	45.08	30.49	20.59	19.42
Class L — Offering and redemption price per share	—	—	—	19.39
Class R2 — Offering and redemption price per share	44.37	27.48	—	18.03
Class R3 — Offering and redemption price per share	44.80	27.88	18.67	18.51
Class R4 — Offering and redemption price per share	45.11	30.49	20.48	19.26
Class R5 — Offering and redemption price per share	45.42	30.54	—	19.33
Class R6 — Offering and redemption price per share	45.34	30.59	20.65	19.40
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$47.06	$29.49	$19.76	$19.74

Cost of investments in non-affiliates	$302,982	$1,138,914	$288,047	$851,996
Cost of investments in affiliates	2,752	38,104	7,808	39,305
Investment securities on loan, at value (See Note 2.B.)	14,883	75,613	160	67,297
Cost of investment of cash collateral (See Note 2.B.)	15,506	78,933	159	70,025

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$— (a)
Dividend income from non-affiliates	6,835	50,914	7,618
Dividend income from affiliates	9	74	21
Income from securities lending (net) (See Note 2.B.)	80	136	705

Total investment income	6,924	51,124	8,344

EXPENSES:
Investment advisory fees	3,965	26,978	21,149
Administration fees	458	3,113	2,440
Distribution fees:
Class A	369	1,037	877
Class C	53	317	311
Class R2	—	19	71
Class R3	—	7	12
Service fees:
Class A	369	1,037	877
Class C	18	106	104
Class I	458	5,013	1,217
Class L	—	—	509
Class R2	—	10	35
Class R3	—	7	12
Class R4	—	1	7
Class R5	—	601	19
Custodian and accounting fees	35	131	104
Professional fees	29	54	46
Trustees’ and Chief Compliance Officer’s fees	15	23	21
Printing and mailing costs	63	299	240
Registration and filing fees	74	71	216
Transfer agency fees (See Note 2.F.)	14	159	92
Other	24	163	122

Total expenses	5,944	39,146	28,481

Less fees waived	(155)	(378)	(246)
Less expense reimbursements	—	—	(47)

Net expenses	5,789	38,768	28,188

Net investment income (loss)	1,135	12,356	(19,844)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	31,180	432,702	221,480
Investments in affiliates	(2)	(18)	16

Net realized gain (loss)	31,178	432,684	221,496

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(18,064)	(107,070)	(650,048)
Investments in affiliates	(1)	(11)	4

Change in net unrealized appreciation/depreciation	(18,065)	(107,081)	(650,044)

Net realized/unrealized gains (losses)	13,113	325,603	(428,548)

Change in net assets resulting from operations	$14,248	$337,959	$(448,392)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$— (a)	$—	$— (a)
Dividend income from non-affiliates	997	12,869	1,912	5,989
Dividend income from affiliates	1	12	3	8
Income from securities lending (net) (See Note 2.B.)	81	88	4	145

Total investment income	1,079	12,969	1,919	6,142

EXPENSES:
Investment advisory fees	1,067	4,850	1,159	3,404
Administration fees	123	560	158	426
Distribution fees:
Class A	9	248	220	165
Class C	7	30	84	80
Class R2	1	83	—	108
Class R3	6	22	3	46
Service fees:
Class A	9	248	220	165
Class C	2	10	28	27
Class I	34	286	189	278
Class L	—	—	—	157
Class R2	1	42	—	54
Class R3	6	22	3	46
Class R4	3	35	1	14
Class R5	73	28	—	5
Custodian and accounting fees	28	37	13	31
Interest expense to affiliates	— (a)	—	—	— (a)
Professional fees	32	29	28	29
Trustees’ and Chief Compliance Officer’s fees	13	14	13	14
Printing and mailing costs	14	34	22	33
Registration and filing fees	49	71	46	70
Transfer agency fees (See Note 2.F.)	7	52	22	28
Other	10	29	16	26

Total expenses	1,494	6,730	2,225	5,206

Less fees waived	(314)	(53)	(123)	(9)
Less expense reimbursements	—	—	(1)	—

Net expenses	1,180	6,677	2,101	5,197

Net investment income (loss)	(101)	6,292	(182)	945

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	82,053	71,935	23,477	81,061
Investments in affiliates	1	(5)	— (a)	(1)
Futures contracts	53	(5,369)	—	(750)

Net realized gain (loss)	82,107	66,561	23,477	80,310

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(103,073)	(25,085)	13,331	(50,612)
Investments in affiliates	3	(2)	— (a)	(1)
Futures contracts	(1)	1,110	—	767

Change in net unrealized appreciation/depreciation	(103,071)	(23,977)	13,331	(49,846)

Net realized/unrealized gains (losses)	(20,964)	42,584	36,808	30,464

Change in net assets resulting from operations	$(21,065)	$48,876	$36,626	$31,409

(a) Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JJPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,135	$1,111	$12,356	$24,227
Net realized gain (loss)	31,178	61,716	432,684	1,495,522
Change in net unrealized appreciation/depreciation	(18,065)	226,190	(107,081)	1,471,848

Change in net assets resulting from operations	14,248	289,017	337,959	2,991,597

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(21,573)	(3,491)	(151,887)	(23,187)
Class C	(1,645)	(703)	(21,858)	(3,627)
Class I	(22,295)	(4,107)	(611,417)	(108,102)
Class R2	—	—	(1,446)	(200)
Class R3	—	—	(1,096)	(135)
Class R4	—	—	(134)	(17)
Class R5	—	—	(175,932)	(32,929)
Class R6	(35,213)	(4,922)	(371,734)	(56,367)

Total distributions to shareholders	(80,726)	(13,223)	(1,335,504)	(224,564)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	223,023	384,851	573,296	(795,388)

NET ASSETS:
Change in net assets	156,545	660,645	(424,249)	1,971,645
Beginning of period	1,133,504	472,859	8,567,131	6,595,486

End of period	$1,290,049	$1,133,504	$8,142,882	$8,567,131

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,844)	$(34,153)	$(101)	$1,777
Net realized gain (loss)	221,496	863,462	82,107	120,437
Change in net unrealized appreciation/depreciation	(650,044)	1,186,198	(103,071)	81,032

Change in net assets resulting from operations	(448,392)	2,015,507	(21,065)	203,246

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(88,137)	(51,789)	(2,056)	(35)
Class C	(16,056)	(8,859)	(495)	(2)
Class I	(108,918)	(46,046)	(6,302)	(142)
Class L	(106,109)	(66,160)	—	—
Class R2	(3,688)	(2,275)	(108)	(1)
Class R3	(1,216)	(511)	(1,293)	(28)
Class R4	(744)	(280)	(736)	(22)
Class R5	(4,092)	(1,892)	(41,862)	(1,585)
Class R6	(387,220)	(204,601)	(39,875)	(2,200)

Total distributions to shareholders	(716,180)	(382,413)	(92,727)	(4,015)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	273,113	1,249,938	46,454	(182,906)

NET ASSETS:
Change in net assets	(891,459)	2,883,032	(67,338)	16,325
Beginning of period	6,843,185	3,960,153	366,186	349,861

End of period	$5,951,726	$6,843,185	$298,848	$366,186

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,292	$10,567	$(182)	$844
Net realized gain (loss)	66,561	240,791	23,477	95,024
Change in net unrealized appreciation/depreciation	(23,977)	418,485	13,331	45,160

Change in net assets resulting from operations	48,876	669,843	36,626	141,028

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(30,314)	(808)	(32,659)	(6,204)
Class C	(1,456)	(36)	(5,276)	(1,102)
Class I	(38,739)	(1,091)	(25,314)	(5,432)
Class R2	(5,116)	(132)	—	—
Class R3	(2,755)	(77)	(409)	(80)
Class R4	(4,045)	(96)	(187)	(23)
Class R5	(7,206)	(311)	—	—
Class R6	(134,742)	(6,855)	(11,356)	(2,861)

Total distributions to shareholders	(224,373)	(9,406)	(75,201)	(15,702)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	215,799	(105,572)	19,675	(96,215)

NET ASSETS:
Change in net assets	40,302	554,865	(18,900)	29,111
Beginning of period	1,510,438	955,573	419,776	390,665

End of period	$1,550,740	$1,510,438	$400,876	$419,776

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$945	$2,715
Net realized gain (loss)	80,310	260,464
Change in net unrealized appreciation/depreciation	(49,846)	220,992

Change in net assets resulting from operations	31,409	484,171

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(29,540)	(3,058)
Class C	(4,945)	(541)
Class I	(49,718)	(5,378)
Class L	(67,831)	(9,176)
Class R2	(9,917)	(1,049)
Class R3	(8,423)	(854)
Class R4	(2,509)	(302)
Class R5	(2,218)	(260)
Class R6	(74,009)	(9,828)

Total distributions to shareholders	(249,110)	(30,446)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	195,158	(211,849)

NET ASSETS:
Change in net assets	(22,543)	241,876
Beginning of period	1,141,912	900,036

End of period	$1,119,369	$1,141,912

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$52,821	$109,217	$48,951	$116,722
Distributions reinvested	19,835	3,248	143,874	21,887
Cost of shares redeemed	(21,711)	(38,093)	(135,962)	(216,836)

Change in net assets resulting from Class A capital transactions	50,945	74,372	56,863	(78,227)

Class C
Proceeds from shares issued	2,520	6,513	466	1,644
Distributions reinvested	1,644	247	21,747	3,552
Cost of shares redeemed	(1,193)	(25,040)	(11,870)	(26,763)

Change in net assets resulting from Class C capital transactions	2,971	(18,280)	10,343	(21,567)

Class I
Proceeds from shares issued	70,753	169,692	359,120	1,268,974
Distributions reinvested	22,245	4,096	586,636	103,830
Cost of shares redeemed	(44,768)	(67,324)	(947,624)	(1,754,116)

Change in net assets resulting from Class I capital transactions	48,230	106,464	(1,868)	(381,312)

Class R2
Proceeds from shares issued	—	—	833	2,319
Distributions reinvested	—	—	1,394	185
Cost of shares redeemed	—	—	(1,135)	(3,904)

Change in net assets resulting from Class R2 capital transactions	—	—	1,092	(1,400)

Class R3
Proceeds from shares issued	—	—	437	2,006
Distributions reinvested	—	—	919	121
Cost of shares redeemed	—	—	(418)	(731)

Change in net assets resulting from Class R3 capital transactions	—	—	938	1,396

Class R4
Proceeds from shares issued	—	—	16	243
Distributions reinvested	—	—	134	17
Cost of shares redeemed	—	—	(33)	(85)

Change in net assets resulting from Class R4 capital transactions	—	—	117	175

Class R5
Proceeds from shares issued	—	—	65,204	221,138
Distributions reinvested	—	—	166,417	29,974
Cost of shares redeemed	—	—	(317,185)	(327,115)

Change in net assets resulting from Class R5 capital transactions	—	—	(85,564)	(76,003)

Class R6
Proceeds from shares issued	126,633	302,725	438,596	339,610
Distributions reinvested	32,877	4,922	358,361	55,129
Cost of shares redeemed	(38,633)	(85,352)	(205,582)	(633,189)

Change in net assets resulting from Class R6 capital transactions	120,877	222,295	591,375	(238,450)

Total change in net assets resulting from capital transactions	$223,023	$384,851	$573,296	$(795,388)

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,887	4,214	805	2,112
Reinvested	765	132	2,726	386
Redeemed	(779)	(1,553)	(2,242)	(3,794)

Change in Class A Shares	1,873	2,793	1,289	(1,296)

Class C
Issued	144	399	12	40
Reinvested	106	16	660	90
Redeemed	(69)	(1,662)	(286)	(671)

Change in Class C Shares	181	(1,247)	386	(541)

Class I
Issued	2,067	5,516	4,735	18,459
Reinvested	697	137	9,067	1,546
Redeemed	(1,322)	(2,170)	(12,478)	(25,175)

Change in Class I Shares	1,442	3,483	1,324	(5,170)

Class R2
Issued	—	—	14	41
Reinvested	—	—	27	3
Redeemed	—	—	(18)	(73)

Change in Class R2 Shares	—	—	23	(29)

Class R3
Issued	—	—	7	36
Reinvested	—	—	18	2
Redeemed	—	—	(6)	(13)

Change in Class R3 Shares	—	—	19	25

Class R4
Issued	—	—	— (a)	4
Reinvested	—	—	2	— (a)
Redeemed	—	—	— (a)	(1)

Change in Class R4 Shares	—	—	2	3

Class R5
Issued	—	—	881	3,280
Reinvested	—	—	2,559	444
Redeemed	—	—	(4,153)	(5,033)

Change in Class R5 Shares	—	—	(713)	(1,309)

Class R6
Issued	3,682	9,551	5,819	5,171
Reinvested	1,024	164	5,509	816
Redeemed	(1,120)	(2,754)	(2,783)	(9,333)

Change in Class R6 Shares	3,586	6,961	8,545	(3,346)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$38,174	$226,985	$973	$2,641
Distributions reinvested	82,955	49,234	2,035	33
Cost of shares redeemed	(109,169)	(213,049)	(1,266)	(2,091)

Change in net assets resulting from Class A capital transactions	11,960	63,170	1,742	583

Class C
Proceeds from shares issued	2,571	22,943	146	499
Distributions reinvested	14,632	8,216	453	2
Cost of shares redeemed	(13,539)	(22,801)	(350)	(1,157)

Change in net assets resulting from Class C capital transactions	3,664	8,358	249	(656)

Class I
Proceeds from shares issued	179,886	643,102	2,649	18,383
Distributions reinvested	57,488	36,354	5,967	137
Cost of shares redeemed	(212,970)	(316,881)	(17,801)	(7,491)

Change in net assets resulting from Class I capital transactions	24,404	362,575	(9,185)	11,029

Class L
Proceeds from shares issued	74,502	393,659	—	—
Distributions reinvested	99,211	60,559	—	—
Cost of shares redeemed	(190,607)	(391,534)	—	—

Change in net assets resulting from Class L capital transactions	(16,894)	62,684	—	—

Class R2
Proceeds from shares issued	2,210	8,101	33	205
Distributions reinvested	3,681	2,263	108	1
Cost of shares redeemed	(5,712)	(12,138)	(131)	(32)

Change in net assets resulting from Class R2 capital transactions	179	(1,774)	10	174

Class R3
Proceeds from shares issued	1,601	4,818	414	1,117
Distributions reinvested	1,216	511	1,293	28
Cost of shares redeemed	(1,354)	(3,066)	(1,298)	(1,599)

Change in net assets resulting from Class R3 capital transactions	1,463	2,263	409	(454)

Class R4
Proceeds from shares issued	644	2,592	779	300
Distributions reinvested	744	280	736	22
Cost of shares redeemed	(600)	(935)	(743)	(1,122)

Change in net assets resulting from Class R4 capital transactions	788	1,937	772	(800)

Class R5
Proceeds from shares issued	3,802	28,791	9,487	24,419
Distributions reinvested	4,092	1,891	38,933	1,497
Cost of shares redeemed	(5,455)	(20,888)	(26,776)	(85,948)

Change in net assets resulting from Class R5 capital transactions	2,439	9,794	21,644	(60,032)

Class R6
Proceeds from shares issued	368,027	1,724,853	16,842	55,158
Distributions reinvested	376,936	202,471	39,875	2,200
Cost of shares redeemed	(499,853)	(1,186,393)	(25,904)	(68,858)
Redemptions in-kind (See Note 8)	—	—	—	(121,250)

Change in net assets resulting from Class R6 capital transactions	245,110	740,931	30,813	(132,750)

Total change in net assets resulting from capital transactions	$273,113	$1,249,938	$46,454	$(182,906)

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,612	9,382	16	43
Reinvested	4,125	2,008	47	1
Redeemed	(4,518)	(8,756)	(21)	(37)

Change in Class A Shares	1,219	2,634	42	7

Class C
Issued	193	1,419	2	9
Reinvested	1,248	521	11	— (a)
Redeemed	(915)	(1,453)	(5)	(21)

Change in Class C Shares	526	487	8	(12)

Class I
Issued	6,538	22,183	42	310
Reinvested	2,450	1,297	136	2
Redeemed	(7,691)	(11,189)	(308)	(134)

Change in Class I Shares	1,297	12,291	(130)	178

Class L
Issued	2,607	13,537	—	—
Reinvested	4,038	2,077	—	—
Redeemed	(6,683)	(13,475)	—	—

Change in Class L Shares	(38)	2,139	—	—

Class R2
Issued	97	351	1	3
Reinvested	195	97	2	— (a)
Redeemed	(243)	(538)	(2)	— (a)

Change in Class R2 Shares	49	(90)	1	3

Class R3
Issued	65	194	7	18
Reinvested	61	21	30	1
Redeemed	(57)	(134)	(21)	(29)

Change in Class R3 Shares	69	81	16	(10)

Class R4
Issued	26	103	11	6
Reinvested	37	11	17	— (a)
Redeemed	(24)	(39)	(11)	(19)

Change in Class R4 Shares	39	75	17	(13)

Class R5
Issued	137	961	166	405
Reinvested	166	65	881	26
Redeemed	(191)	(720)	(412)	(1,543)

Change in Class R5 Shares	112	306	635	(1,112)

Class R6
Issued	12,500	58,986	254	903
Reinvested	15,090	6,844	903	38
Redeemed	(16,983)	(40,499)	(402)	(1,256)
Redemptions in-kind (See Note 8)	—	—	—	(1,716)

Change in Class R6 Shares	10,607	25,331	755	(2,031)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,293	$49,559	$4,746	$16,743
Distributions reinvested	29,379	774	31,521	5,947
Cost of shares redeemed	(27,087)	(56,424)	(14,581)	(54,402)

Change in net assets resulting from Class A capital transactions	22,585	(6,091)	21,686	(31,712)

Class C
Proceeds from shares issued	630	2,231	702	2,308
Distributions reinvested	1,452	36	5,223	1,087
Cost of shares redeemed	(2,015)	(7,075)	(3,479)	(15,962)

Change in net assets resulting from Class C capital transactions	67	(4,808)	2,446	(12,567)

Class I
Proceeds from shares issued	87,668	96,130	16,399	48,166
Distributions reinvested	38,341	1,087	23,180	4,871
Cost of shares redeemed	(62,046)	(82,207)	(29,372)	(65,680)

Change in net assets resulting from Class I capital transactions	63,963	15,010	10,207	(12,643)

Class R2
Proceeds from shares issued	5,326	9,353	—	—
Distributions reinvested	5,091	131	—	—
Cost of shares redeemed	(7,396)	(16,674)	—	—

Change in net assets resulting from Class R2 capital transactions	3,021	(7,190)	—	—

Class R3
Proceeds from shares issued	2,511	4,769	160	1,963
Distributions reinvested	2,755	76	361	67
Cost of shares redeemed	(2,134)	(5,501)	(281)	(15,471)

Change in net assets resulting from Class R3 capital transactions	3,132	(656)	240	(13,441)

Class R4
Proceeds from shares issued	2,726	25,934	69	704
Distributions reinvested	4,045	96	147	14
Cost of shares redeemed	(3,975)	(7,334)	(168)	(350)

Change in net assets resulting from Class R4 capital transactions	2,796	18,696	48	368

Class R5
Proceeds from shares issued	6,302	19,782	—	—
Distributions reinvested	7,114	304	—	—
Cost of shares redeemed	(15,226)	(14,144)	—	—

Change in net assets resulting from Class R5 capital transactions	(1,810)	5,942	—	—

Class R6
Proceeds from shares issued	70,565	186,228	7,935	19,198
Distributions reinvested	134,742	6,855	9,560	2,455
Cost of shares redeemed	(83,262)	(319,558)	(32,447)	(47,873)

Change in net assets resulting from Class R6 capital transactions	122,045	(126,475)	(14,952)	(26,220)

Total change in net assets resulting from capital transactions	$215,799	$(105,572)	$19,675	$(96,215)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	650	1,824	229	908
Reinvested	1,085	34	1,743	325
Redeemed	(872)	(2,275)	(694)	(3,013)

Change in Class A Shares	863	(417)	1,278	(1,780)

Class C
Issued	26	96	42	151
Reinvested	72	2	405	77
Redeemed	(83)	(402)	(221)	(1,122)

Change in Class C Shares	15	(304)	226	(894)

Class I
Issued	2,570	3,161	722	2,431
Reinvested	1,297	43	1,165	246
Redeemed	(1,896)	(3,109)	(1,268)	(3,338)

Change in Class I Shares	1,971	95	619	(661)

Class R2
Issued	169	359	—	—
Reinvested	191	6	—	—
Redeemed	(240)	(636)	—	—

Change in Class R2 Shares	120	(271)	—	—

Class R3
Issued	81	179	8	116
Reinvested	102	3	20	3
Redeemed	(68)	(205)	(13)	(833)

Change in Class R3 Shares	115	(23)	15	(714)

Class R4
Issued	82	1,037	4	32
Reinvested	137	3	7	1
Redeemed	(122)	(237)	(7)	(17)

Change in Class R4 Shares	97	803	4	16

Class R5
Issued	187	671	—	—
Reinvested	240	12	—	—
Redeemed	(431)	(537)	—	—

Change in Class R5 Shares	(4)	146	—	—

Class R6
Issued	2,062	6,644	352	949
Reinvested	4,539	268	480	124
Redeemed	(2,487)	(11,393)	(1,491)	(2,404)

Change in Class R6 Shares	4,114	(4,481)	(659)	(1,331)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,887	$55,915
Distributions reinvested	27,262	2,798
Cost of shares redeemed	(19,734)	(68,028)

Change in net assets resulting from Class A capital transactions	23,415	(9,315)

Class C
Proceeds from shares issued	546	2,161
Distributions reinvested	4,820	532
Cost of shares redeemed	(3,187)	(7,639)

Change in net assets resulting from Class C capital transactions	2,179	(4,946)

Class I
Proceeds from shares issued	28,998	85,814
Distributions reinvested	47,831	5,201
Cost of shares redeemed	(25,527)	(119,766)

Change in net assets resulting from Class I capital transactions	51,302	(28,751)

Class L
Proceeds from shares issued	24,533	37,196
Distributions reinvested	51,373	6,808
Cost of shares redeemed	(31,554)	(166,460)

Change in net assets resulting from Class L capital transactions	44,352	(122,456)

Class R2
Proceeds from shares issued	4,009	9,338
Distributions reinvested	9,749	1,022
Cost of shares redeemed	(4,658)	(13,958)

Change in net assets resulting from Class R2 capital transactions	9,100	(3,598)

Class R3
Proceeds from shares issued	4,288	11,021
Distributions reinvested	7,946	799
Cost of shares redeemed	(3,169)	(10,861)

Change in net assets resulting from Class R3 capital transactions	9,065	959

Class R4
Proceeds from shares issued	586	1,900
Distributions reinvested	2,509	302
Cost of shares redeemed	(894)	(3,141)

Change in net assets resulting from Class R4 capital transactions	2,201	(939)

Class R5
Proceeds from shares issued	1,826	2,149
Distributions reinvested	1,374	151
Cost of shares redeemed	(721)	(2,583)

Change in net assets resulting from Class R5 capital transactions	2,479	(283)

Class R6
Proceeds from shares issued	41,584	84,216
Distributions reinvested	71,679	9,563
Cost of shares redeemed	(62,198)	(136,299)

Change in net assets resulting from Class R6 capital transactions	51,065	(42,520)

Total change in net assets resulting from capital transactions	$195,158	$(211,849)

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	JPMorgan U.S. Small Company Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	725	3,069
Reinvested	1,508	144
Redeemed	(880)	(3,862)

Change in Class A Shares	1,353	(649)

Class C
Issued	27	111
Reinvested	292	29
Redeemed	(159)	(434)

Change in Class C Shares	160	(294)

Class I
Issued	1,250	4,362
Reinvested	2,548	260
Redeemed	(1,174)	(6,239)

Change in Class I Shares	2,624	(1,617)

Class L
Issued	1,092	1,810
Reinvested	2,737	341
Redeemed	(1,358)	(8,888)

Change in Class L Shares	2,471	(6,737)

Class R2
Issued	185	455
Reinvested	559	54
Redeemed	(213)	(706)

Change in Class R2 Shares	531	(197)

Class R3
Issued	198	537
Reinvested	444	42
Redeemed	(140)	(563)

Change in Class R3 Shares	502	16

Class R4
Issued	25	90
Reinvested	135	15
Redeemed	(39)	(153)

Change in Class R4 Shares	121	(48)

Class R5
Issued	88	102
Reinvested	73	8
Redeemed	(30)	(131)

Change in Class R5 Shares	131	(21)

Class R6
Issued	1,778	3,937
Reinvested	3,813	478
Redeemed	(2,719)	(6,755)

Change in Class R6 Shares	2,872	(2,340)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$28.67	$(0.02)	$0.19	$0.17	$—	$(2.02)	$(2.02)
Year Ended June 30, 2021	19.11	(0.03)	10.08	10.05	(0.02)	(0.47)	(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	— (f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)

Class C
Six Months Ended December 31, 2021 (Unaudited)	18.01	(0.05)	0.09	0.04	—	(2.02)	(2.02)
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)

Class I
Six Months Ended December 31, 2021 (Unaudited)	34.81	0.02	0.24	0.26	(0.03)	(2.02)	(2.05)
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	34.96	0.07	0.24	0.31	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.82	0.83%	$311,324	1.24%	(0.11)%	1.27%	19%
28.67	52.98	279,114	1.24	(0.12)	1.27	48
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41

16.03	0.60	14,887	1.74	(0.61)	1.77	19
18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41

33.02	0.95	374,887	0.99	0.14	1.02	19
34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41

33.14	1.09	588,951	0.74	0.40	0.76	19
34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$65.04	$(0.01)	$2.20	$2.19	$—	$(12.48)	$(12.48)
Year Ended June 30, 2021	45.69	(0.02)	21.07	21.05	(0.07)	(1.63)	(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10	6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11	8.21	8.32	(0.12)	(1.25)	(1.37)

Class C
Six Months Ended December 31, 2021 (Unaudited)	45.39	(0.12)	1.39	1.27	—	(12.48)	(12.48)
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)	5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)	6.31	6.22	(0.11)	(1.25)	(1.36)

Class I
Six Months Ended December 31, 2021 (Unaudited)	76.84	0.09	2.70	2.79	(0.06)	(12.48)	(12.54)
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26	7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28	9.37	9.65	(0.21)	(1.25)	(1.46)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	63.47	(0.08)	2.14	2.06	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	— (f)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)	6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	— (f)	8.08	8.08	(0.10)	(1.25)	(1.35)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	64.53	— (f)	2.18	2.18	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	— (f)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12	6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (h) through June 30, 2017	43.22	0.12	6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	76.73	0.09	2.68	2.77	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33	7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (h) through June 30, 2017	49.28	0.23	7.63	7.86	(0.25)	(1.25)	(1.50)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$54.75	4.09%	$783,211	1.27%	(0.04)%	1.27%	6%
65.04	46.60	846,460	1.26	(0.03)	1.27	29
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23
52.43	14.33	1,095,395	1.24	0.19	1.26	17
48.63	20.14	1,135,394	1.29	0.24	1.35	21

34.18	3.83	79,349	1.75	(0.52)	1.75	6
45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23
39.12	13.76	143,030	1.74	(0.32)	1.76	17
37.07	19.53	171,352	1.79	(0.25)	1.84	21

67.09	4.25	3,790,682	0.99	0.23	0.99	6
76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23
60.52	14.61	2,868,739	0.98	0.45	1.00	17
55.69	20.50	2,722,213	0.99	0.54	1.07	21

53.05	3.99	7,688	1.49	(0.26)	1.52	6
63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	0.00 (g)	1.52	23
51.44	14.02	12,133	1.49	(0.06)	1.52	17
47.81	19.85	13,078	1.53	0.00 (g)	1.73	21

54.23	4.11	5,902	1.24	(0.01)	1.24	6
64.53	46.66	5,829	1.23	0.00 (g)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23
52.13	14.33	2,542	1.23	0.24	1.30	17
48.54	15.92	104	1.24	0.32	1.36	21

66.94	4.24	852	0.99	0.24	1.00	6
76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23
60.42	14.61	624	0.98	0.57	1.07	17
55.64	16.14	60	0.99	0.55	1.14	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R5
Six Months Ended December 31, 2021 (Unaudited)	$77.14	$0.17	$2.70	$2.87	$(0.20)	$(12.48)	$(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37	7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36	9.42	9.78	(0.26)	(1.25)	(1.51)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	77.14	0.19	2.69	2.88	(0.24)	(12.48)	(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41	7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46	9.34	9.80	(0.29)	(1.25)	(1.54)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$67.33	4.35%	$1,094,510	0.80%	0.44%	0.84%	6%
77.14	47.29	1,309,013	0.79	0.44	0.84	29
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23
60.69	14.83	1,255,251	0.79	0.64	0.85	17
55.84	20.74	1,267,593	0.79	0.68	0.86	21

67.30	4.37	2,380,688	0.74	0.50	0.74	6
77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
60.68	14.89	1,450,525	0.73	0.71	0.75	17
55.83	20.80	978,649	0.74	0.85	0.76	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$25.86	$(0.12)		$(1.75)	$(1.87)	$—	$(3.28)	$(3.28)
Year Ended June 30, 2021	18.70	(0.23)		9.22	8.99	(0.01)	(1.82)	(1.83)
Year Ended June 30, 2020	17.00	(0.11)		2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)

Class C
Six Months Ended December 31, 2021 (Unaudited)	16.62	(0.12)		(1.15)	(1.27)	—	(3.28)	(3.28)
Year Ended June 30, 2021	12.53	(0.23)		6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)		1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)

Class I
Six Months Ended December 31, 2021 (Unaudited)	29.53	(0.10)		(1.99)	(2.09)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.14	(0.20)		10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)		3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)

Class L
Six Months Ended December 31, 2021 (Unaudited)	30.73	(0.09)		(2.05)	(2.14)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.93	(0.16)		10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)		3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	24.55	(0.14)		(1.67)	(1.81)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)		8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)		2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	25.79	(0.12)		(1.74)	(1.86)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)		9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)		2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.71	(6.86)%	$634,105	1.24%	(0.99)%		1.26%	16%
25.86	48.64	760,153	1.23	(0.95)		1.25	52
18.70	16.92	500,357	1.24	(0.63)		1.27	51
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42

12.07	(7.07)	72,342	1.74	(1.49)		1.76	16
16.62	47.95	90,880	1.73	(1.44)		1.74	52
12.53	16.32	62,434	1.74	(1.13)		1.77	51
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42

24.16	(6.75)	861,106	0.99	(0.74)		1.00	16
29.53	49.03	1,013,916	0.98	(0.70)		0.99	52
21.14	17.19	466,094	0.99	(0.37)		1.01	51
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42

25.31	(6.65)	902,328	0.84	(0.59)		0.85	16
30.73	49.21	1,096,814	0.84	(0.55)		0.84	52
21.93	17.40	735,649	0.84	(0.23)		0.86	51
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42

19.46	(6.99)	25,922	1.49	(1.24)		1.52	16
24.55	48.29	31,503	1.49	(1.19)		1.51	52
17.85	16.64	24,496	1.49	(0.88)		1.52	51
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42

20.65	(6.84)	8,884	1.24	(0.98)		1.27	16
25.79	48.67	9,313	1.24	(0.95)		1.27	52
18.66	16.86	5,217	1.24	(0.63)		1.29	51
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R4
Six Months Ended December 31, 2021 (Unaudited)	$26.08	$(0.09)		$(1.76)	$(1.85)	$—	$(3.28)	$(3.28)
Year Ended June 30, 2021	18.83	(0.17)		9.29	9.12	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)		2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	30.76	(0.09)		(2.05)	(2.14)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.95	(0.16)		10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)		3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	31.17	(0.07)		(2.09)	(2.16)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)		10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)		3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.95	(6.73)%	$5,532	0.99%	(0.73)%		1.00%	16%
26.08	49.01	5,878	0.98	(0.69)		0.99	52
18.83	17.25	2,821	0.99	(0.38)		1.04	51
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

25.34	(6.64)	36,296	0.84	(0.59)		0.85	16
30.76	49.22	40,613	0.84	(0.55)		0.85	52
21.95	17.37	22,261	0.84	(0.23)		0.86	51
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

25.73	(6.62)	3,405,211	0.74	(0.49)		0.75	16
31.17	49.40	3,794,115	0.74	(0.45)		0.74	52
22.21	17.49	2,140,824	0.74	(0.12)		0.76	51
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund)
Class A
Six Months Ended December 31, 2021 (Unaudited)	$69.13	$(0.15)		$(4.50)	$(4.65)	$—	$(19.89)	$(19.89)
Year Ended June 30, 2021	42.12	(0.01)		27.38	27.37	(0.36)	—	(0.36)
Year Ended June 30, 2020	49.98	0.15		(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)

Class C
Six Months Ended December 31, 2021 (Unaudited)	67.97	(0.31)		(4.42)	(4.73)	—	(19.89)	(19.89)
Year Ended June 30, 2021	41.41	(0.28)		26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)		(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)

Class I
Six Months Ended December 31, 2021 (Unaudited)	69.56	(0.08)		(4.51)	(4.59)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.35	0.10		27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28		(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Six Months Ended December 31, 2021 (Unaudited)	68.98	(0.24)		(4.48)	(4.72)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.07	(0.16)		27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05		(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	69.34	(0.16)		(4.49)	(4.65)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.23	—	(h)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16		(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	69.59	(0.07)		(4.52)	(4.59)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.37	0.14		27.55	27.69	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28		(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$44.59	(5.95)%	$6,537	1.14%	(0.48)%		1.35%	110%
69.13	65.16	7,279	1.23	(0.03)		1.32	83
42.12	(12.40)	4,127	1.24	0.33		1.38	102
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61

43.35	(6.17)	1,583	1.64	(0.99)		1.85	110
67.97	64.35	1,944	1.73	(0.50)		1.81	83
41.41	(12.84)	1,690	1.74	(0.16)		1.82	102
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61

45.08	(5.82)	16,286	0.89	(0.25)		1.07	110
69.56	65.58	34,171	0.99	0.17		1.03	83
42.35	(12.18)	13,264	0.99	0.61		1.06	102
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

44.37	(6.06)	358	1.39	(0.74)		1.67	110
68.98	64.76	481	1.48	(0.28)		1.68	83
42.07	(12.62)	180	1.49	0.11		1.69	102
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

44.80	(5.93)	4,214	1.14	(0.49)		1.32	110
69.34	65.16	5,418	1.23	(0.01)		1.28	83
42.23	(12.40)	3,692	1.24	0.36		1.30	102
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

45.11	(5.82)	2,444	0.89	(0.22)		1.08	110
69.59	65.58	2,557	0.99	0.25		1.04	83
42.37	(12.17)	2,125	0.99	0.61		1.06	102
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund (formerly known as JPMorgan Small Cap Core Fund) (continued)
Class R5
Six Months Ended December 31, 2021 (Unaudited)	$69.85	$(0.01)		$(4.53)	$(4.54)	$—	$(19.89)	$(19.89)
Year Ended June 30, 2021	42.51	0.25		27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36		(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	69.75	—	(g)	(4.52)	(4.52)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.45	0.28		27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39		(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$45.42	(5.72)%	$136,688	0.70%	(0.04)%		0.92%	110%
69.85	65.89	165,829	0.80	0.44		0.89	83
42.51	(12.02)	148,185	0.80	0.78		0.90	102
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61

45.34	(5.70)	130,738	0.65	0.01		0.82	110
69.75	65.98	148,507	0.74	0.49		0.78	83
42.45	(11.95)	176,598	0.74	0.84		0.80	102
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$32.06	$0.07		$0.76	$0.83	$(0.08)	$(4.87)	$(4.95)
Year Ended June 30, 2021	18.48	0.12		13.59	13.71	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.65	0.16		(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)

Class C
Six Months Ended December 31, 2021 (Unaudited)	25.08	—	(g)	0.56	0.56	(0.04)	(4.87)	(4.91)
Year Ended June 30, 2021	14.52	0.01		10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04		(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)

Class I
Six Months Ended December 31, 2021 (Unaudited)	34.53	0.13		0.82	0.95	(0.12)	(4.87)	(4.99)
Year Ended June 30, 2021	19.88	0.21		14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23		(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	31.62	0.04		0.74	0.78	(0.05)	(4.87)	(4.92)
Year Ended June 30, 2021	18.25	0.06		13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11		(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	32.00	0.08		0.76	0.84	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.45	0.13		13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16		(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (h) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$27.94	3.14%	$199,187	1.27%	0.46%		1.27%	22%
32.06	74.48	200,857	1.26	0.48		1.26	78
18.48	(16.78)	123,496	1.25	0.74		1.27	42
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41

20.73	2.93	7,334	1.74	(0.03)		1.78	22
25.08	73.59	8,518	1.73	0.04		1.78	78
14.52	(17.14)	9,340	1.74	0.23		1.78	42
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41

30.49	3.27	265,482	0.99	0.77		1.01	22
34.53	74.94	232,544	0.99	0.76		1.01	78
19.88	(16.55)	131,992	0.99	0.98		1.01	42
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41

27.48	3.01	33,559	1.49	0.24		1.57	22
31.62	74.05	34,800	1.48	0.26		1.58	78
18.25	(16.96)	25,034	1.49	0.51		1.57	42
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41

27.88	3.16	18,251	1.24	0.50		1.28	22
32.00	74.49	17,272	1.23	0.50		1.28	78
18.45	(16.77)	10,384	1.24	0.76		1.29	42
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund (continued)
Class R4
Six Months Ended December 31, 2021 (Unaudited)	$34.52	$0.13		$0.83	$0.96	$(0.12)	$(4.87)	$(4.99)
Year Ended June 30, 2021	19.88	0.22		14.61	14.83	(0.19)	—	(0.19)
Year Ended June 30, 2020	25.28	0.19		(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (i) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	34.56	0.15		0.84	0.99	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	19.89	0.24		14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26		(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	34.62	0.17		0.83	1.00	(0.16)	(4.87)	(5.03)
Year Ended June 30, 2021	19.92	0.27		14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29		(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.49	3.30%	$28,152	0.99%	0.74%		1.01%	22%
34.52	74.92	28,524	0.98	0.69		1.00	78
19.88	(16.52)	464	0.99	0.92		1.16	42
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

30.54	3.39	51,361	0.86	0.85		0.86	22
34.56	75.16	58,262	0.86	0.87		0.86	78
19.89	(16.44)	30,637	0.85	1.11		0.87	42
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41

30.59	3.41	947,414	0.76	0.98		0.76	22
34.62	75.36	929,661	0.76	0.98		0.76	78
19.92	(16.37)	624,226	0.75	1.24		0.76	42
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$21.12	$(0.02)	$1.82	$1.80	$—	$(4.20)	$(4.20)
Year Ended June 30, 2021	15.52	0.01	6.32	6.33	(0.10)	(0.63)	(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)

Class C
Six Months Ended December 31, 2021 (Unaudited)	16.25	(0.06)	1.36	1.30	—	(4.20)	(4.20)
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)

Class I
Six Months Ended December 31, 2021 (Unaudited)	22.81	— (f)	1.98	1.98	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	21.08	(0.03)	1.82	1.79	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	22.70	— (f)	1.98	1.98	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	22.83	0.03	1.99	2.02	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.72	9.23%	$176,339	1.14%	(0.23)%	1.21%	8%
21.12	41.59	171,962	1.11	0.06	1.20	122
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70

13.35	8.90	21,400	1.64	(0.73)	1.70	8
16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70

20.59	9.33	146,899	0.89	0.02	0.95	8
22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70

18.67	9.19	2,247	1.14	(0.23)	1.20	8
21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

20.48	9.38	1,102	0.89	0.02	0.94	8
22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

20.65	9.50	52,889	0.64	0.26	0.69	8
22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$23.54	$(0.02)		$0.50	$0.48	$—	$(5.32)	$(5.32)
Year Ended June 30, 2021	14.84	(0.01)		9.26	9.25	(0.04)	(0.51)	(0.55)
Year Ended June 30, 2020	15.96	0.03		(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)

Class C
Six Months Ended December 31, 2021 (Unaudited)	22.04	(0.07)		0.45	0.38	—	(5.32)	(5.32)
Year Ended June 30, 2021	13.96	(0.10)		8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)		(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)

Class I
Six Months Ended December 31, 2021 (Unaudited)	24.21	0.01		0.52	0.53	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.25	0.04		9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07		(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)

Class L
Six Months Ended December 31, 2021 (Unaudited)	24.18	0.03		0.52	0.55	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.23	0.07		9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10		(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	22.92	(0.04)		0.47	0.43	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)		9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)		(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (excluding securities sold short) (c)

$18.70	2.83%	$132,676	1.22%	(0.13)%		1.22%	28%
23.54	63.19	135,165	1.22	(0.03)		1.22	94
14.84	(6.76)	94,883	1.22	0.18		1.23	52
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53

17.10	2.55	20,101	1.73	(0.65)		1.73	28
22.04	62.34	22,386	1.73	(0.56)		1.73	94
13.96	(7.25)	18,297	1.74	(0.34)		1.74	52
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53

19.42	2.96	224,415	0.97	0.12		0.97	28
24.21	63.52	216,248	0.96	0.21		0.97	94
15.25	(6.51)	160,892	0.96	0.44		0.96	52
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53

19.39	3.04	302,238	0.81	0.27		0.81	28
24.18	63.78	317,162	0.81	0.37		0.81	94
15.23	(6.37)	302,427	0.81	0.60		0.81	52
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53

18.03	2.67	43,799	1.48	(0.39)		1.48	28
22.92	62.71	43,496	1.48	(0.31)		1.48	94
14.48	(7.01)	30,330	1.48	(0.09)		1.49	52
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R3
Six Months Ended December 31, 2021 (Unaudited)	$23.36	$(0.01)		$0.48	$0.47	$—	$(5.32)	$(5.32)
Year Ended June 30, 2021	14.74	(0.01)		9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03		(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	24.05	0.01		0.52	0.53	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04		9.46	9.50	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07		(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	24.13	0.03		0.51	0.54	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.20	0.07		9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09		(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	24.20	0.04		0.52	0.56	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09		9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11		(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (excluding securities sold short) (c)

$18.51	2.80%	$38,408	1.21%	(0.12)%		1.21%	28%
23.36	63.20	36,745	1.21	(0.04)		1.21	94
14.74	(6.78)	22,953	1.21	0.20		1.21	52
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

19.26	2.98	11,603	0.96	0.12		0.97	28
24.05	63.52	11,590	0.97	0.20		0.98	94
15.16	(6.55)	8,042	0.97	0.45		0.98	52
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

19.33	3.03	10,379	0.81	0.28		0.81	28
24.13	63.83	9,804	0.81	0.35		0.81	94
15.20	(6.36)	6,496	0.81	0.56		0.81	52
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

19.40	3.09	335,750	0.71	0.37		0.72	28
24.20	63.87	349,316	0.71	0.46		0.72	94
15.25	(6.27)	255,716	0.71	0.68		0.71	52
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 7 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund(1)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Effective July 1, 2021, JPMorgan Small Cap Core Fund changed its name to JPMorgan Small Cap Sustainable Leaders Fund.

The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

All share classes of Small Cap Equity Fund are publicly offered on a limited basis. Effective as of the close of business on February 5, 2021, all share classes of Small Cap Growth Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Small Cap Blend Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$1,270,904	$—	$—		$1,270,904
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	18,585	—	—		18,585
Investment of Cash Collateral from Securities Loaned	54,649	—	—		54,649

Total Short-Term Investments	73,234	—	—		73,234

Total Investments in Securities	$1,344,138	$—	$—	(a)	$1,344,138

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Small Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$8,313,224	$—	$—	$8,313,224

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$5,902,621	$—	$—		$5,902,621
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	66,211	—	—		66,211
Investment of Cash Collateral from Securities Loaned	317,688	—	—		317,688

Total Short-Term Investments	383,899	—	—		383,899

Total Investments in Securities	$6,286,520	$—	$—	(a)	$6,286,520

(a)	Amount rounds to less than one thousand.

Small Cap Sustainable Leaders Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$296,070	$—	$—		$296,070
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	2,753	—	—		2,753
Investment of Cash Collateral from Securities Loaned	15,506	—	—		15,506

Total Short-Term Investments	18,259	—	—		18,259

Total Investments in Securities	$314,329	$—	$—	(a)	$314,329

(a)	Amount rounds to less than one thousand.

Small Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,629,373	$—	$—	$1,629,373

Appreciation in Other Financial Instruments
Futures Contracts (a)	$563	$—	$—	$563

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

90	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

SMID Cap Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$399,742	$—	$—	$399,742

(a)	Please refer to the SOI’s for specifics of portfolio holdings.

U.S. Small Company Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$1,083,385	$—	$—	$1,083,385
Rights	—	—	165	165
Short-Term Investments
Investment Companies	39,305	—	—	39,305
Investment of Cash Collateral from Securities Loaned	70,018	—	—	70,018

Total Short-Term Investments	109,323	—	—	109,323

Total Investments in Securities	$1,192,708	$—	$165	$1,192,873

Appreciation in Other Financial Instruments
Futures Contracts	$648	$—	$—	$648

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of December 31, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$53,036	$(53,036)	$—
Small Cap Equity Fund	158,685	(158,685)	—
Small Cap Growth Fund	311,873	(311,873)	—
Small Cap Sustainable Leaders Fund	14,883	(14,883)	—
Small Cap Value Fund	75,613	(75,613)	—
SMID Cap Equity Fund	160	(159)**	1
U.S. Small Company Fund	67,297	(67,297)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to December 31, 2021, additional collateral was received from borrowers.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the six months ended December 31, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Small Cap Blend Fund	$2
Small Cap Equity Fund	3
Small Cap Growth Fund	16
Small Cap Sustainable Leaders Fund	1
Small Cap Value Fund	3
SMID Cap Equity Fund	—	(a)
U.S. Small Company Fund	3

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Small Cap Blend Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$36,638	$155,101	$173,151	$(2)	$(1)	$18,585	18,578	$9		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	55,003	119,000	128,001	(9)*	— (c)	45,993	46,002	24	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	7,059	61,092	59,495	—	—	8,656	8,656	1	*	—

Total	$98,700	$335,193	$360,647	$(11)	$(1)	$73,234		$34		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

92	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$206,013	$819,095	$786,840	$(18)	$(8)	$238,242	238,147	$74		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	102,028	337,000	307,000	(13)*	(3)	132,012	132,038	37	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	11,448	143,894	126,188	—	—	29,154	29,154	2	*	—

Total	$319,489	$1,299,989	$1,220,028	$(31)	$(11)	$399,408		$113		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Growth Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$176,586	$697,024	$807,396	$16		$(19)	$66,211	66,184	$21		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	467,313	824,000	1,044,001	(101	)*	23	247,234	247,284	170	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	54,843	371,332	355,721	—		—	70,454	70,454	6	*	—

Total	$698,742	$1,892,356	$2,207,118	$(85)		$4	$383,899		$197		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

Small Cap Sustainable Leaders Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$3,128	$40,608	$40,983	$—	(c)	$—	(c)	$2,753	2,751	$1		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	37,097	86,000	111,001	(6	)*	3		12,093	12,096	7	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	5,704	43,176	45,467	—		—		3,413	3,413	—	*(c)	—

Total	$45,929	$169,784	$197,451	$(6)		$3		$18,259		$8		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Value Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$52,749	$185,947	$200,583	$(5)	$— (c)	$38,108	38,093	$12		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	89,300	128,001	156,699	(12)*	(2)	60,588	60,600	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,507	96,417	86,587	—	—	18,337	18,337	1	*	—

Total	$150,556	$410,365	$443,869	$(17)	$(2)	$117,033		$42		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$5,812	$48,412	$46,414	$(1)	$—	(c)	$7,809	7,806	$3		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	—	6,858	6,699	—	—		159	159	—	*(c)	—

Total	$5,812	$55,270	$53,113	$(1)	$—	(c)	$7,968		$3		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

94	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

U.S. Small Company Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$30,588	$173,371	$164,653	$(1)	$— (c)	$39,305	39,289	$8		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	84,603	123,001	148,999	(14)*	(1)	58,590	58,602	31	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	10,743	70,441	69,756	—	—	11,428	11,428	1	*	—

Total	$125,934	$366,813	$383,408	$(15)	$(1)	$109,323		$40		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Small Cap Sustainable Leaders Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2021:

	Small Cap Sustainable Leaders Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$1,318	$38,549	$23,822
Ending Notional Balance Long	—	37,676	36,330

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2021 are as follows:

	Class A	Class C		Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Small Cap Blend Fund
Transfer agency fees	$9	$1		$3	n/a	n/a		n/a		n/a		n/a		$1	$14
Small Cap Equity Fund
Transfer agency fees	112	2		26	n/a	$1		$—	(a)	$—	(a)	$6		12	159
Small Cap Growth Fund
Transfer agency fees	24	2		11	$4	2		1		—	(a)	1		47	92
Small Cap Sustainable Leaders Fund
Transfer agency fees	1	—	(a)	1	n/a	—	(a)	—	(a)	—	(a)	3		2	7
Small Cap Value Fund
Transfer agency fees	15	1		6	n/a	11		2		—	(a)	1		16	52
SMID Cap Equity Fund
Transfer agency fees	14	1		6	n/a	n/a		—	(a)	—	(a)	n/a		1	22
U.S. Small Company Fund
Transfer agency fees	5	2		6	3	4		—	(a)	—	(a)	—	(a)	8	28

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

96	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective annualized rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$41	$—
Small Cap Equity Fund	2	—
Small Cap Growth Fund	13	—
Small Cap Sustainable Leaders Fund	2	—	(a)
Small Cap Value Fund	7	—
SMID Cap Equity Fund	3	—
U.S. Small Company Fund	8	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L	Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a	n/a		n/a		n/a		n/a		0.74%
Small Cap Equity Fund	n/a		n/a		0.99		n/a	1.49%		n/a		0.99%		0.80%		n/a
Small Cap Growth Fund	1.24		1.74		0.99		n/a	1.49		1.24%		0.99		0.84		0.74%
Small Cap Sustainable Leaders Fund	1.14	(1)	1.64	(1)	0.89	(1)	n/a	1.39	(1)	1.14	(1)	0.89	(1)	0.70	(1)	0.65 (1)
Small Cap Value Fund	n/a		1.74		0.99		n/a	1.49		1.24		0.99		n/a		n/a
SMID Cap Equity Fund	1.14		1.64		0.89		n/a	n/a		1.14		0.89		n/a		0.64
U.S. Small Company Fund	n/a		n/a		n/a		n/a	n/a		n/a		n/a		n/a		n/a

(1)	The contractual expense limitation percentages are in place until at least June 30, 2023.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

For the six months ended December 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$79	$52	$12	$143	$—
Small Cap Equity Fund	—	—	280	280	—
Small Cap Growth Fund	104	69	41	214	47
Small Cap Sustainable Leaders Fund	165	106	41	312	—
Small Cap Value Fund	1	—	38	39	—
SMID Cap Equity Fund	60	40	19	119	1

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the six months ended December 31, 2021 were as follows:

Small Cap Blend Fund	$12
Small Cap Equity Fund	98
Small Cap Growth Fund	32
Small Cap Sustainable Leaders Fund	2
Small Cap Value Fund	14
SMID Cap Equity Fund	4
U.S. Small Company Fund	9

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

98	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2021, Small Cap Equity Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund, SMID Cap Equity Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$396,238	$227,759
Small Cap Equity Fund	480,851	1,256,974
Small Cap Growth Fund	999,590	1,356,558
Small Cap Sustainable Leaders Fund	354,769	394,072
Small Cap Value Fund	329,520	318,205
SMID Cap Equity Fund	33,799	93,286
U.S. Small Company Fund	303,385	357,500

During the six months ended December 31, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,088,046	$304,903	$48,811	$256,092
Small Cap Equity Fund	5,245,471	3,182,716	114,963	3,067,753
Small Cap Growth Fund	4,785,278	1,960,646	459,404	1,501,242
Small Cap Sustainable Leaders Fund	321,240	34,278	41,189	(6,911)
Small Cap Value Fund	1,255,951	427,982	53,997	373,985
SMID Cap Equity Fund	296,014	107,529	3,801	103,728
U.S. Small Company Fund	961,326	292,679	60,484	232,195

Late year ordinary losses incurred after December 31 and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 the following late year ordinary losses and specified ordinary losses of:

	Late Year Ordinary Loss Deferral	Specified Ordinary Losses
Small Cap Growth Fund	$21,161	$—
Small Cap Sustainable Leaders Fund	—	574
SMID Cap Equity Fund	95	—
U.S. Small Company Fund	21	—

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

During the year ended June 30, 2021, the following Funds utilized capital loss carryforwards as follows:

Capital Loss Utilized
Short-Term
Small Cap Sustainable Leaders Fund	$2,830
Small Cap Value Fund	31,422
U.S. Small Company Fund	40

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

100	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

As of December 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	—	2	65.5%
Small Cap Equity Fund	—	—	3	46.0
Small Cap Growth Fund	—	—	1	16.7
Small Cap Sustainable Leaders Fund	—	—	2	50.9
Small Cap Value Fund	—	—	1	10.7
SMID Cap Equity Fund	1	24.9%	1	13.7
U.S. Small Company Fund	—	—	3	43.1

As of December 31, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	19.2%	12.7%

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

Because Small Cap Value Fund invests in Real Estate Investment Trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

8. Redemption in-kind

On June 15, 2021, certain shareholders sold Class R6 Shares of Small Cap Sustainable Leaders Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
Small Cap Sustainable Leaders Fund	$121,250	*	$48,077	Redemption in-kind

*	This amount includes cash of $3,182 associated with the redemption in-kind.

102	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,008.30	$6.28	1.24%
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	1,006.00	8.80	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,009.50	5.01	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R6
Actual	1,000.00	1,010.90	3.75	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,040.90	6.53	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27
Class C
Actual	1,000.00	1,038.30	8.99	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class I
Actual	1,000.00	1,042.50	5.10	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R2
Actual	1,000.00	1,039.90	7.66	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	1,041.10	6.38	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R4
Actual	$1,000.00	$1,042.40	$5.10	0.99%
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,043.50	4.12	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R6
Actual	1,000.00	1,043.70	3.81	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	931.40	6.04	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class C
Actual	1,000.00	929.30	8.46	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	932.50	4.82	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class L
Actual	1,000.00	933.50	4.09	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R2
Actual	1,000.00	930.10	7.25	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	931.60	6.04	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	932.70	4.82	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	933.60	4.09	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class R6
Actual	1,000.00	933.80	3.61	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74

JPMorgan Small Cap Sustainable Leaders Fund
Class A
Actual	1,000.00	940.50	5.58	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	938.30	8.01	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	941.80	4.36	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R2
Actual	1,000.00	939.40	6.79	1.39
Hypothetical	1,000.00	1,018.20	7.07	1.39
Class R3
Actual	1,000.00	940.70	5.58	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14

104	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R4
Actual	$1,000.00	$941.80	$4.36	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R5
Actual	1,000.00	942.80	3.43	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class R6
Actual	1,000.00	943.00	3.18	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,031.40	6.50	1.27
Hypothetical	1,000.00	1,018.80	6.46	1.27
Class C
Actual	1,000.00	1,029.30	8.90	1.74
Hypothetical	1,000.00	1,016.43	8.84	1.74
Class I
Actual	1,000.00	1,032.70	5.07	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R2
Actual	1,000.00	1,030.10	7.62	1.49
Hypothetical	1,000.00	1,017.69	7.58	1.49
Class R3
Actual	1,000.00	1,031.60	6.35	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class R4
Actual	1,000.00	1,033.00	5.07	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Class R5
Actual	1,000.00	1,033.90	4.41	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class R6
Actual	1,000.00	1,034.10	3.90	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76

JPMorgan SMID Cap Equity Fund
Class A
Actual	1,000.00	1,092.30	6.01	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class C
Actual	1,000.00	1,089.00	8.64	1.64
Hypothetical	1,000.00	1,016.94	8.34	1.64
Class I
Actual	1,000.00	1,093.30	4.70	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R3
Actual	1,000.00	1,091.90	6.01	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Class R4
Actual	1,000.00	1,093.80	4.70	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class R6
Actual	1,000.00	1,095.00	3.38	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	105

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio

JPMorgan U.S. Small Company Fund
Class A
Actual	$1,000.00	$1,028.30	$6.24	1.22%
Hypothetical	1,000.00	1,019.06	6.21	1.22
Class C
Actual	1,000.00	1,025.50	8.83	1.73
Hypothetical	1,000.00	1,016.48	8.79	1.73
Class I
Actual	1,000.00	1,029.60	4.96	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class L
Actual	1,000.00	1,030.40	4.15	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R2
Actual	1,000.00	1,026.70	7.56	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class R3
Actual	1,000.00	1,028.00	6.19	1.21
Hypothetical	1,000.00	1,019.11	6.16	1.21
Class R4
Actual	1,000.00	1,029.80	4.91	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96
Class R5
Actual	1,000.00	1,030.30	4.15	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Class R6
Actual	1,000.00	1,030.90	3.63	0.71
Hypothetical	1,000.00	1,021.63	3.62	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

106	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreements for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds, including risk and performance return assessment as compared to the Funds’ objectives, benchmarks, and peers.    Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each Fund. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A.

(“JPMCB”) for custody and fund accounting, and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with

108	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund, Small Cap Value Fund, and SMID Cap Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s performance for Class A shares was in the fifth, third and second quintiles based upon the Peer Group, and in the fifth, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the fifth, third and third quintiles based upon the Peer Group, and in the fifth, fourth and second quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth quintile based upon both the Peer Group and Universe for the one-year period ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory, under the circumstances.

The Trustees noted that the Small Cap Sustainable Leaders Fund’s performance for Class A shares was in the second quintile based upon the Peer Group, and in the third quintile based upon the Universe, for both the one- and three-year periods ended December 31, 2020. The Trustees noted that the performance for Class R5 shares was in the first, second and second quintiles based upon the Peer Group for the one-,

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	109

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(Unaudited) (continued)

three- and five-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the third and second quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for both the one- and three-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Equity Fund’s performance for Class A shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the second, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first quintile based upon the Peer Group for each of the one-, three- and five-year periods ended December 31, 2020, and in the second, first and first quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the second and first quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the first quintile based upon the Universe for both the one- and three-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Growth Fund’s performance for Class A, Class I and Class R6 shares was in the first quintile based upon both the Peer Group and Universe, for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the Small Cap Value Fund’s performance for Class A shares was in the second, third and third quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the first, second and fourth quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the first, second and second quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SMID Cap Equity Fund’s performance for Class A shares was in the third, fourth and third quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the second, fourth and third quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third and fourth quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the third, fourth and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s equity committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the U.S. Small Company Fund’s performance for Class A shares was in the second, third and fifth quintiles based upon the Peer Group, and in the second, second and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the second, second and third quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the second, third and third quintiles based upon the Peer Group, and in the second, second and

110	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Small Cap Blend Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Sustainable Leaders Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R5 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R5 shares were in the first quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A shares was in the third quintile, based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third quintile, based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for Class A shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, in light of this information, the Trustees concluded

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	111

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(Unaudited) (continued)

that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fourth and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the second and first quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the SMID Cap Equity Fund’s net advisory fee and actual total expenses for Class A shares were both in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class I shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class A shares were in the third and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first and second quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for Class R6 shares were in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund.

112	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

JPMorgan Trust I (“JPM I”)

JPM I held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM I, including Small Cap Blend Fund, Small Cap Equity Fund, Small Cap Sustainable Leaders Fund and U.S. Small Company Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463
Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528
Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

DECEMBER 31, 2021	J.P. MORGAN SMALL CAP FUNDS	113

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited) (continued)

JPMorgan Trust II (“JPM II”)

JPM II held a special meeting of shareholders on October 27, 2021, for the purpose considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of JPM II, including Small Cap Growth Fund, Small Cap Value Fund and SMID Cap Equity Fund.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	288,983,507
Withheld	6,732,052

Steven P. Fisher
In Favor	289,598,586
Withheld	6,116,973

Gary L. French
In Favor	289,542,085
Withheld	6,173,474

Kathleen M. Gallagher
In Favor	289,773,673
Withheld	5,941,887

Robert J. Grassi
In Favor	289,609,331
Withheld	6,106,229

Frankie D. Hughes
In Favor	289,641,174
Withheld	6,074,386

Raymond Kanner
In Favor	289,603,025
Withheld	6,112,535
Thomas P. Lemke
In Favor	289,581,867
Withheld	6,133,692

Lawrence R. Maffia
In Favor	289,544,612
Withheld	6,170,947

Votes Received (Amounts in thousands)
Mary E. Martinez
In Favor	289,745,394
Withheld	5,970,165

Marilyn McCoy
In Favor	289,336,040
Withheld	6,379,520

Dr. Robert A. Oden, Jr.
In Favor	288,968,016
Withheld	6,747,543

Marian U. Pardo
In Favor	289,619,985
Withheld	6,095,575

Emily A. Youssouf
In Favor	289,555,396
Withheld	6,160,163

Interested Nominee
Robert F. Deutsch	289,562,178
In Favor	6,153,382
Withheld

Nina O. Shenker
In Favor	289,698,757
Withheld	6,016,803

114	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-SC-1221

Semi-Annual Report

JPMorgan SmartRetirement® Funds

December 31, 2021 (Unaudited)

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2021 ($000)
JPMorgan SmartRetirement® Income Fund	2.05%	1.96%	S&P Target Date Retirement Income Index	1,880,200

JPMorgan SmartRetirement® 2020 Fund	2.07%	3.18%	S&P Target Date 2020 Index	3,087,781

JPMorgan SmartRetirement® 2025 Fund	2.77%	3.51%	S&P Target Date 2025 Index	5,079,226

JPMorgan SmartRetirement® 2030 Fund	3.54%	3.97%	S&P Target Date 2030 Index	6,290,611

JPMorgan SmartRetirement® 2035 Fund	3.94%	4.57%	S&P Target Date 2035 Index	5,240,066

JPMorgan SmartRetirement® 2040 Fund	4.48%	5.00%	S&P Target Date 2040 Index	5,323,889

JPMorgan SmartRetirement® 2045 Fund	4.96%	5.25%	S&P Target Date 2045 Index	3,945,582

JPMorgan SmartRetirement® 2050 Fund	4.91%	5.36%	S&P Target Date 2050 Index	3,632,227

JPMorgan SmartRetirement® 2055 Fund	4.90%	5.37%	S&P Target Date 2055 Index	1,983,729

JPMorgan SmartRetirement® 2060 Fund	4.86%	5.34%	S&P Target Date 2060+ Index	493,641

*	Returns for the JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2055 Fund and JPMorgan SmartRetirement® 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement® Funds’ returns are based on Class R5 Shares.

2	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	63.1%
U.S. Equity	17.4
International Equity	13.1
Alternative Assets	2.0
U.S. Treasury Obligations	0.4
Short-Term Investments	4.0

JPMorgan SmartRetirement® 2020 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	63.1%
U.S. Equity	17.8
International Equity	13.6
Alternative Assets	1.9
U.S. Treasury Obligations	0.4
Short-Term Investments	3.2

JPMorgan SmartRetirement® 2025 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	51.6%
U.S. Equity	25.7
International Equity	17.6
Alternative Assets	2.9
U.S. Treasury Obligations	0.6
Short-Term Investments	1.6

JPMorgan SmartRetirement® 2030 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Fixed Income	38.8%
U.S. Equity	32.5
International Equity	22.5
Alternative Assets	3.7
U.S. Treasury Obligations	0.5
Short-Term Investments	2.0

JPMorgan SmartRetirement® 2035 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	38.8%
International Equity	27.2
Fixed Income	27.0
Alternative Assets	4.3
U.S. Treasury Obligations	0.5
Short-Term Investments	2.2

JPMorgan SmartRetirement® 2040 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	44.1%
International Equity	30.6
Fixed Income	18.0
Alternative Assets	5.0
U.S. Treasury Obligations	0.5
Short-Term Investments	1.8

JPMorgan SmartRetirement® 2045 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.3%
International Equity	34.1
Fixed Income	8.8
Alternative Assets	5.5
U.S. Treasury Obligations	0.5
Short-Term Investments	1.8

JPMorgan SmartRetirement® 2050 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.2%
International Equity	33.9
Fixed Income	9.1
Alternative Assets	5.5
U.S. Treasury Obligations	0.5
Short-Term Investments	1.8

JPMorgan SmartRetirement® 2055 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	49.3%
International Equity	33.9
Fixed Income	9.0
Alternative Assets	5.5
U.S. Treasury Obligations	0.5
Short-Term Investments	1.8

JPMorgan SmartRetirement® 2060 Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	48.8%
International Equity	34.0
Fixed Income	8.6
Alternative Assets	5.4
U.S. Treasury Obligations	0.5
Short-Term Investments	2.7

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets generated positive returns in the second half of 2021, bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Despite historically high equity valuations in the U.S., the S&P 500 Index posted at least one record-high closing in each month during the period. Fixed income markets underperformed equity markets during the period and generally had mixed results during the period amid relatively low yields and investor expectations for rising interest rate.

Notably, the emergence of the omicron variant of COVID-19 and a global resurgence of the pandemic in the final months of 2021 led to higher volatility in financial markets and weighed on global petroleum prices.

The first months of the period saw upward momentum in U.S. equity prices following record high earnings and revenue reports from U.S. companies for the second quarter of 2021. However, equity markets slumped toward the end of September amid investor concerns about global supply chain disruptions, inflationary pressures and some weakening in U.S. consumer spending. During that month, the U.S. Federal Reserve (the “Fed”) set an initial schedule for tapering off its monthly bond purchases and indicated it may raise interest rates in late 2022 or early 2023.

Equity markets see-sawed in the final three months of the 2021. Stronger-than-expected corporate earnings and revenue for the third quarter of 2021, along with growth in jobs and consumer spending and a boom in U.S. consumer wealth, provided support for equity prices. In response to rising inflation and falling unemployment, the Fed accelerated its reduction in net asset purchases and indicated it may raise interest rates three times over 2022 and 2023.

Within U.S. equity, large cap stocks generally outperformed both mid cap and small cap stocks. Growth stocks led returns in the large cap indexes but value stocks outperformed growth stocks within mid cap and small cap indexes. Within fixed income markets, high yield bonds (also known as “junk bonds”) outperformed corporate bonds and U.S. Treasury securities.

For the six months ended December 31, 2021, the S&P 500 returned 11.67% and the Bloomberg U.S. Aggregate Index returned 0.06%.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Each of the JPMorgan SmartRetirement® Funds (Class I Shares or Class R5 Shares) underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the six months ended December 31, 2021. JPMorgan SmartRetirement® Income Fund outperformed its Benchmarks.

In terms of manager selection, the Funds’ investments in the JPMorgan International Equity Fund, JPMorgan US Research Enhanced Equity Fund, and JPMorgan US Equity Fund were leading contributors to relative performance. The Fund’s investments in the JPMorgan Growth Advantage Fund and JPMorgan Value Advantage Fund detracted from performance.

From a strategic perspective, the Funds’ overweight allocations to real estate investment trusts and high yield bonds (also known as “junk bonds”) were leading contributors to relative performance. The Fund’s underweight allocations to U.S. large cap equity and their overweight allocations to emerging markets equity detracted from relative performance.

From a tactical perspective, the Funds’ larger allocations to equity versus bonds were leading contributors to relative performance, specifically their allocations to U.S. large cap equity futures and international developed markets equity. The Funds’ overweight allocations to U.S. small cap equity detracted from relative performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds (“underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(2.64)%	1.01%	5.94%	5.56%
Without Sales Charge		1.94	5.79	6.92	6.05
CLASS C SHARES	May 15, 2006
With CDSC***		0.57	4.14	6.25	5.51
Without CDSC		1.57	5.14	6.25	5.51
CLASS I SHARES	May 15, 2006	2.00	5.96	7.06	6.18
CLASS R2 SHARES	November 3, 2008	1.73	5.35	6.47	5.69
CLASS R3 SHARES	September 9, 2016	1.87	5.64	6.73	5.95
CLASS R4 SHARES	September 9, 2016	1.92	5.90	6.99	6.14
CLASS R5 SHARES	May 15, 2006	2.05	6.01	7.15	6.30
CLASS R6 SHARES	November 3, 2014	2.11	6.19	7.26	6.36

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® Income Fund and the S&P Target Date Retirement Income Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to

June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(2.69)%	0.97%	6.63%	7.14%
Without Sales Charge		1.88	5.73	7.61	7.63
CLASS C SHARES	May 15, 2006
With CDSC***		0.64	4.13	6.97	7.09
Without CDSC		1.64	5.13	6.97	7.09
CLASS I SHARES	May 15, 2006	2.00	5.93	7.77	7.77
CLASS R2 SHARES	November 3, 2008	1.71	5.38	7.20	7.29
CLASS R3 SHARES	September 9, 2016	1.84	5.61	7.45	7.54
CLASS R4 SHARES	September 9, 2016	1.94	5.88	7.72	7.74
CLASS R5 SHARES	May 15, 2006	2.07	6.08	7.89	7.91
CLASS R6 SHARES	November 3, 2014	2.06	6.12	8.00	7.98

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2020 Fund and the S&P Target Date 2020 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		(1.94)%	3.41%	8.04%	8.37%
Without Sales Charge		2.69	8.26	9.04	8.87
CLASS C SHARES	July 31, 2007
With CDSC***		1.37	6.63	8.40	8.31
Without CDSC		2.37	7.63	8.40	8.31
CLASS I SHARES	July 31, 2007	2.77	8.41	9.21	9.00
CLASS R2 SHARES	November 3, 2008	2.49	7.88	8.65	8.53
CLASS R3 SHARES	September 9, 2016	2.62	8.16	8.91	8.80
CLASS R4 SHARES	September 9, 2016	2.78	8.43	9.18	8.98
CLASS R5 SHARES	July 31, 2007	2.80	8.57	9.35	9.15
CLASS R6 SHARES	November 3, 2014	2.90	8.74	9.47	9.23

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2025 Fund and the S&P Target Date 2025 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the

S&P Target Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(1.30)%	5.46%	9.28%	9.33%
Without Sales Charge		3.35	10.43	10.29	9.84
CLASS C SHARES	May 15, 2006
With CDSC***		2.05	8.82	9.63	9.28
Without CDSC		3.05	9.82	9.63	9.28
CLASS I SHARES	May 15, 2006	3.43	10.64	10.45	9.98
CLASS R2 SHARES	November 3, 2008	3.15	10.07	9.89	9.51
CLASS R3 SHARES	September 9, 2016	3.33	10.35	10.17	9.77
CLASS R4 SHARES	September 9, 2016	3.44	10.65	10.45	9.97
CLASS R5 SHARES	May 15, 2006	3.54	10.77	10.60	10.14
CLASS R6 SHARES	November 3, 2014	3.54	10.88	10.71	10.20

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2030 Fund and the S&P Target Date 2030 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		(0.78)%	8.48%	10.54%	10.28%
Without Sales Charge		3.88	13.58	11.57	10.79
CLASS C SHARES	July 31, 2007
With CDSC***		2.54	11.88	10.91	10.24
Without CDSC		3.54	12.88	10.91	10.24
CLASS I SHARES	July 31, 2007	3.94	13.78	11.74	10.94
CLASS R2 SHARES	November 3, 2008	3.66	13.18	11.17	10.46
CLASS R3 SHARES	September 9, 2016	3.81	13.47	11.44	10.72
CLASS R4 SHARES	September 9, 2016	3.98	13.79	11.72	10.93
CLASS R5 SHARES	July 31, 2007	4.05	13.93	11.89	11.09
CLASS R6 SHARES	November 3, 2014	4.11	14.05	12.00	11.16

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2035 Fund and the S&P Target Date 2035 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the

S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge**		(0.38)%	10.20%	11.41%	10.83%
Without Sales Charge		4.30	15.40	12.44	11.34
CLASS C SHARES	May 15, 2006
With CDSC***		3.01	13.67	11.77	10.78
Without CDSC		4.01	14.67	11.77	10.78
CLASS I SHARES	May 15, 2006	4.41	15.58	12.62	11.49
CLASS R2 SHARES	November 3, 2008	4.13	15.00	12.04	11.00
CLASS R3 SHARES	September 9, 2016	4.26	15.31	12.31	11.27
CLASS R4 SHARES	September 9, 2016	4.42	15.58	12.60	11.47
CLASS R5 SHARES	May 15, 2006	4.48	15.74	12.76	11.64
CLASS R6 SHARES	November 3, 2014	4.53	15.86	12.88	11.71

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2040 Fund and the S&P Target Date 2040 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		0.12%	11.88%	11.94%	11.11%
Without Sales Charge		4.82	17.17	12.98	11.63
CLASS C SHARES	July 31, 2007
With CDSC***		3.52	15.48	12.31	11.05
Without CDSC		4.52	16.48	12.31	11.05
CLASS I SHARES	July 31, 2007	4.88	17.32	13.15	11.76
CLASS R2 SHARES	November 3, 2008	4.57	16.77	12.58	11.28
CLASS R3 SHARES	September 9, 2016	4.74	17.09	12.86	11.55
CLASS R4 SHARES	September 9, 2016	4.88	17.39	13.14	11.75
CLASS R5 SHARES	July 31, 2007	4.96	17.53	13.31	11.92
CLASS R6 SHARES	November 3, 2014	5.05	17.65	13.42	11.99

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2045 Fund and the S&P Target Date 2045 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge**		0.01%	11.87%	11.93%	11.09%
Without Sales Charge		4.73	17.13	12.97	11.60
CLASS C SHARES	July 31, 2007
With CDSC***		3.44	15.44	12.30	11.04
Without CDSC		4.44	16.44	12.30	11.04
CLASS I SHARES	July 31, 2007	4.83	17.34	13.15	11.75
CLASS R2 SHARES	November 3, 2008	4.61	16.76	12.57	11.27
CLASS R3 SHARES	September 9, 2016	4.69	17.02	12.83	11.53
CLASS R4 SHARES	September 9, 2016	4.87	17.38	13.12	11.74
CLASS R5 SHARES	July 31, 2007	4.91	17.50	13.30	11.90
CLASS R6 SHARES	November 3, 2014	4.96	17.60	13.40	11.98

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/11 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement® 2050 Fund and the S&P Target Date 2050 Index from December 31, 2011 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge**		0.04%	11.86%	11.93%	10.55%
Without Sales Charge		4.76	17.13	12.97	11.07
CLASS C SHARES	January 31, 2012
With CDSC***		3.48	15.49	12.31	10.51
Without CDSC		4.48	16.49	12.31	10.51
CLASS I SHARES	January 31, 2012	4.90	17.36	13.16	11.22
CLASS R2 SHARES	January 31, 2012	4.61	16.75	12.58	10.74
CLASS R3 SHARES	September 9, 2016	4.73	17.06	12.85	11.00
CLASS R4 SHARES	September 9, 2016	4.86	17.37	13.14	11.20
CLASS R5 SHARES	January 31, 2012	4.95	17.53	13.31	11.37
CLASS R6 SHARES	November 3, 2014	5.03	17.68	13.42	11.44

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2055 Fund and the S&P Target Date 2055 Index from January 31, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge**		0.11%	11.96%	11.94%	11.51%
Without Sales Charge		4.83	17.22	12.97	12.48
CLASS C SHARES	August 31, 2016
With CDSC***		3.48	15.48	12.30	11.81
Without CDSC		4.48	16.48	12.30	11.81
CLASS I SHARES	August 31, 2016	4.86	17.39	13.16	12.65
CLASS R2 SHARES	August 31, 2016	4.60	16.81	12.58	12.09
CLASS R3 SHARES	September 9, 2016	4.72	17.07	12.84	12.35
CLASS R4 SHARES	September 9, 2016	4.90	17.37	13.13	12.64
CLASS R5 SHARES	August 31, 2016	4.92	17.54	13.30	12.79
CLASS R6 SHARES	August 31, 2016	5.01	17.68	13.41	12.92

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement® 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 88.8%

Alternative Assets — 1.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,658	28,414

Fixed Income — 58.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	40,122	474,646

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,680	36,032

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,739	36,350

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,758	24,682

JPMorgan High Yield Fund Class R6 Shares (a)	10,288	74,688

JPMorgan Income Fund Class R6 Shares (a)	5,266	49,452

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	12,929	142,088

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	27,992	271,801

Total Fixed Income		1,109,739

International Equity — 13.1%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	813	30,902

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,541	29,532

JPMorgan International Equity Fund Class R6 Shares (a)	5,784	121,225

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	3,109	63,944

Total International Equity		245,603

U.S. Equity — 15.3%

JPMorgan Equity Income Fund Class R6 Shares (a)	3,741	89,251

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	173	11,614

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	282	7,250

JPMorgan Small Cap Value Fund Class R6 Shares (a)	179	5,487

JPMorgan U.S. Equity Fund Class R6 Shares (a)	7,819	173,507

Total U.S. Equity		287,109

Total Investment Companies (Cost $1,436,626)		1,670,865

Exchange-Traded Funds — 6.4%

Alternative Assets — 0.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	77	8,535

Fixed Income — 3.8%

JPMorgan High Yield Research Enhanced ETF (a)	1,410	73,005

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.1%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	420	38,565

Total Exchange-Traded Funds (Cost $107,832)		120,105

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $7,627)	7,619	7,627

	SHARES (000)
Short-Term Investments — 4.0%

Investment Companies — 4.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $74,525)	74,525	74,525

Total Investments — 99.6% (Cost $1,626,610)		1,873,122
Other Assets Less Liabilities — 0.4%		7,078

NET ASSETS — 100.0%		1,880,200

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	25

JPMorgan SmartRetirement® Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	403	03/2022	EUR	19,642	656

MSCI EAFE E-Mini Index	115	03/2022	USD	13,341	389

Russell 2000 E-Mini Index	81	03/2022	USD	9,083	267

S&P 500 E-Mini Index	201	03/2022	USD	47,820	996

U.S. Treasury 10 Year Note	1,163	03/2022	USD	151,572	1,322

					3,630

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 89.3%

Alternative Assets — 1.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	2,585	44,307

Fixed Income — 58.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	65,742	777,723

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,826	60,259

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,277	55,818

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	4,761	42,615

JPMorgan High Yield Fund Class R6 Shares (a)	15,395	111,770

JPMorgan Income Fund Class R6 Shares (a)	9,491	89,119

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	21,092	231,800

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	45,940	446,075

Total Fixed Income		1,815,179

International Equity — 13.4%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,277	48,575

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,658	50,937

JPMorgan International Equity Fund Class R6 Shares (a)	9,803	205,472

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	5,353	110,104

Total International Equity		415,088

U.S. Equity — 15.7%

JPMorgan Equity Income Fund Class R6 Shares (a)	6,187	147,621

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	310	20,889

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	292	7,511

JPMorgan Small Cap Value Fund Class R6 Shares (a)	365	11,165

JPMorgan U.S. Equity Fund Class R6 Shares (a)	13,440	298,242

Total U.S. Equity		485,428

Total Investment Companies (Cost $2,379,602)		2,760,002

Exchange-Traded Funds — 6.4%

Alternative Assets — 0.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	129	14,358

Fixed Income — 3.9%

JPMorgan High Yield Research Enhanced ETF (a)	2,330	120,646

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.0%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	668	61,390

Total Exchange-Traded Funds (Cost $176,682)		196,394

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $11,249)	11,237	11,248

	SHARES (000)
Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $99,183)	99,183	99,183

Total Investments — 99.3% (Cost $2,666,716)		3,066,827
Other Assets Less Liabilities — 0.7%		20,954

NET ASSETS — 100.0%		3,087,781

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	27

JPMorgan SmartRetirement® 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	667	03/2022	EUR	32,509	1,087

MSCI EAFE E-Mini Index	84	03/2022	USD	9,745	293

Russell 2000 E-Mini Index	134	03/2022	USD	15,025	442

S&P 500 E-Mini Index	279	03/2022	USD	66,378	1,381

U.S. Treasury 10 Year Note	1,933	03/2022	USD	251,924	2,194

					5,397

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 91.0%

Alternative Assets — 2.2%

JPMorgan Realty Income Fund Class R6 Shares (a)	6,412	109,906

Fixed Income — 48.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	100,109	1,184,286

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	10,743	82,718

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	10,421	79,927

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	6,111	54,693

JPMorgan High Yield Fund Class R6 Shares (a)	16,683	121,119

JPMorgan Income Fund Class R6 Shares (a)	12,511	117,478

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	14,072	154,653

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	68,808	668,125

Total Fixed Income		2,462,999

International Equity — 17.5%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,243	123,322

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,543	125,363

JPMorgan International Equity Fund Class R6 Shares (a)	18,144	380,300

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	12,718	261,600

Total International Equity		890,585

U.S. Equity — 22.8%

JPMorgan Equity Income Fund Class R6 Shares (a)	14,076	335,857

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	721	48,551

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,060	27,266

JPMorgan Small Cap Value Fund Class R6 Shares (a)	858	26,235

JPMorgan U.S. Equity Fund Class R6 Shares (a)	32,347	717,789

Total U.S. Equity		1,155,698

Total Investment Companies (Cost $3,948,722)		4,619,188

Exchange-Traded Funds — 6.5%

Alternative Assets — 0.7%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	342	37,977

Fixed Income — 3.0%

JPMorgan High Yield Research Enhanced ETF (a)	2,902	150,216

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.8%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,569	144,089

Total Exchange-Traded Funds (Cost $284,757)		332,282

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.6%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $29,427)	29,397	29,426

	SHARES (000)
Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $78,587)	78,587	78,587

Total Investments — 99.6% (Cost $4,341,493)		5,059,483
Other Assets Less Liabilities — 0.4%		19,743

NET ASSETS — 100.0%		5,079,226

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	29

JPMorgan SmartRetirement® 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,084	03/2022	EUR	52,833	1,766

MSCI EAFE E-Mini Index	1,182	03/2022	USD	137,124	3,838

Russell 2000 E-Mini Index	219	03/2022	USD	24,556	722

S&P 500 E-Mini Index	590	03/2022	USD	140,368	2,922

U.S. Treasury 10 Year Note	3,038	03/2022	USD	395,938	3,213

					12,461

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 91.3%

Alternative Assets — 2.7%

JPMorgan Realty Income Fund Class R6 Shares (a)	9,944	170,447

Fixed Income — 37.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	100,135	1,184,599

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	11,762	90,571

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	11,385	87,320

JPMorgan High Yield Fund Class R6 Shares (a)	24,947	181,113

JPMorgan Income Fund Class R6 Shares (a)	11,879	111,542

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	69,226	672,189

Total Fixed Income		2,327,334

International Equity — 22.6%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,041	191,712

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,179	195,032

JPMorgan International Equity Fund Class R6 Shares (a)	29,976	628,290

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	19,680	404,827

Total International Equity		1,419,861

U.S. Equity — 28.9%

JPMorgan Equity Income Fund Class R6 Shares (a)	21,870	521,826

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,109	74,649

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,528	39,325

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,407	43,044

JPMorgan U.S. Equity Fund Class R6 Shares (a)	51,404	1,140,650

Total U.S. Equity		1,819,494

Total Investment Companies (Cost $4,728,681)		5,737,136

Exchange-Traded Funds — 6.4%

Alternative Assets — 1.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	541	60,102

Fixed Income — 1.9%

JPMorgan High Yield Research Enhanced ETF (a)	2,256	116,814

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 3.5%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	2,489	228,558

Total Exchange-Traded Funds (Cost $330,079)		405,474

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $31,336)	31,303	31,334

	SHARES (000)
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $127,662)	127,662	127,662

Total Investments — 100.2% (Cost $5,217,758)		6,301,606
Liabilities in Excess of Other Assets — (0.2)%		(10,995)

NET ASSETS — 100.0%		6,290,611

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	31

JPMorgan SmartRetirement® 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,324	03/2022	EUR	64,531	2,157

MSCI EAFE E-Mini Index	1,469	03/2022	USD	170,419	4,762

Russell 2000 E-Mini Index	269	03/2022	USD	30,163	886

S&P 500 E-Mini Index	703	03/2022	USD	167,252	3,482

U.S. Treasury 10 Year Note	3,056	03/2022	USD	398,283	3,176

					14,463

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.2%

Alternative Assets — 3.3%

JPMorgan Realty Income Fund Class R6 Shares (a)	9,947	170,493

Fixed Income — 25.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	24,179	286,034

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	91,936	775,021

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,689	51,502

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,760	51,851

JPMorgan High Yield Fund Class R6 Shares (a)	18,277	132,692

JPMorgan Income Fund Class R6 Shares (a)	3,753	35,241

Total Fixed Income		1,332,341

International Equity — 27.3%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	20,102	385,158

JPMorgan International Equity Fund Class R6 Shares (a)	11,216	235,081

JPMorgan International Focus Fund Class R6 Shares (a)	16,647	454,623

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	17,312	356,104

Total International Equity		1,430,966

U.S. Equity — 37.2%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	13,531	473,316

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	766	51,526

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	961	24,726

JPMorgan Small Cap Value Fund Class R6 Shares (a)	654	20,006

JPMorgan U.S. Equity Fund Class R6 Shares (a)	20,642	458,049

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	11,872	434,632

JPMorgan Value Advantage Fund Class R6 Shares (a)	12,199	486,020

Total U.S. Equity		1,948,275

Total Investment Companies (Cost $3,851,337)		4,882,075

Exchange-Traded Funds — 4.6%

Alternative Assets — 1.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	531	58,976

Fixed Income — 1.7%

JPMorgan High Yield Research Enhanced ETF (a)	1,705	88,267

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 1.8%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,035	95,081

Total Exchange-Traded Funds (Cost $215,270)		242,324

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $27,699)	27,670	27,698

	SHARES (000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $114,742)	114,742	114,742

Total Investments — 100.5% (Cost $4,209,048)		5,266,839
Liabilities in Excess of Other Assets — (0.5)%		(26,773)

NET ASSETS — 100.0%		5,240,066

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	33

JPMorgan SmartRetirement® 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,102	03/2022	EUR	53,711	1,795

MSCI EAFE E-Mini Index	1,274	03/2022	USD	147,796	4,113

Russell 2000 E-Mini Index	224	03/2022	USD	25,117	738

S&P 500 E-Mini Index	609	03/2022	USD	144,889	3,016

					9,662

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 92.7%

Alternative Assets — 3.7%

JPMorgan Realty Income Fund Class R6 Shares (a)	11,360	194,706

Fixed Income — 16.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	15,498	183,346

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	54,500	459,433

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,057	38,937

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,111	39,201

JPMorgan High Yield Fund Class R6 Shares (a)	16,390	118,991

JPMorgan Income Fund Class R6 Shares (a)	4,649	43,659

Total Fixed Income		883,567

International Equity — 30.6%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	22,780	436,461

JPMorgan International Equity Fund Class R6 Shares (a)	12,855	269,433

JPMorgan International Focus Fund Class R6 Shares (a)	18,887	515,810

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	19,720	405,636

Total International Equity		1,627,340

U.S. Equity — 41.8%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	15,449	540,391

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	884	59,474

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,066	27,424

JPMorgan Small Cap Value Fund Class R6 Shares (a)	931	28,487

JPMorgan U.S. Equity Fund Class R6 Shares (a)	23,443	520,191

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13,835	506,489

JPMorgan Value Advantage Fund Class R6 Shares (a)	13,819	550,537

Total U.S. Equity		2,232,993

Total Investment Companies (Cost $3,707,096)		4,938,606

Exchange-Traded Funds — 4.7%

Alternative Assets — 1.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	638	70,855

Fixed Income — 1.3%

JPMorgan High Yield Research Enhanced ETF (a)	1,379	71,385

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.1%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,160	106,535

Total Exchange-Traded Funds (Cost $214,927)		248,775

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b)	27,637	27,664

0.13%, 1/31/2023 (b)	40	40

Total U.S. Treasury Obligations (Cost $27,706)		27,704

	SHARES (000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $93,652)	93,652	93,652

Total Investments — 99.7% (Cost $4,043,381)		5,308,737
Other Assets Less Liabilities — 0.3%		15,152

NET ASSETS — 100.0%		5,323,889

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	35

JPMorgan SmartRetirement® 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	1,115	03/2022	EUR	54,344	1,816

MSCI EAFE E-Mini Index	1,453	03/2022	USD	168,562	4,585

Russell 2000 E-Mini Index	227	03/2022	USD	25,454	748

S&P 500 E-Mini Index	619	03/2022	USD	147,268	3,066

					10,215

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.3%

Alternative Assets — 4.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	9,546	163,625

Fixed Income — 7.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,990	59,030

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	14,125	119,076

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,358	18,156

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,383	18,280

JPMorgan High Yield Fund Class R6 Shares (a)	9,203	66,810

JPMorgan Income Fund Class R6 Shares (a)	2,808	26,370

Total Fixed Income		307,722

International Equity — 34.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	18,850	361,170

JPMorgan International Equity Fund Class R6 Shares (a)	10,600	222,172

JPMorgan International Focus Fund Class R6 Shares (a)	15,837	432,510

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	16,011	329,343

Total International Equity		1,345,195

U.S. Equity — 47.3%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	12,666	443,060

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	659	44,335

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	1,017	26,178

JPMorgan Small Cap Value Fund Class R6 Shares (a)	773	23,633

JPMorgan U.S. Equity Fund Class R6 Shares (a)	19,371	429,835

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	11,929	436,738

JPMorgan Value Advantage Fund Class R6 Shares (a)	11,485	457,578

Total U.S. Equity		1,861,357

Total Investment Companies (Cost $2,798,311)		3,677,899

Exchange-Traded Funds — 4.6%

Alternative Assets — 1.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	469	52,045

Fixed Income — 1.0%

JPMorgan High Yield Research Enhanced ETF (a)	781	40,418

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	962	88,340

Total Exchange-Traded Funds (Cost $153,006)		180,803

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $20,536)	20,515	20,535

	SHARES (000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $72,505)	72,505	72,505

Total Investments — 100.2% (Cost $3,044,358)		3,951,742
Liabilities in Excess of Other Assets — (0.2)%		(6,160)

NET ASSETS — 100.0%		3,945,582

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	37

JPMorgan SmartRetirement® 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	826	03/2022	EUR	40,259	1,346

MSCI EAFE E-Mini Index	1,141	03/2022	USD	132,367	3,600

Russell 2000 E-Mini Index	169	03/2022	USD	18,950	557

S&P 500 E-Mini Index	382	03/2022	USD	90,883	1,892

					7,395

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.1%

Alternative Assets — 4.0%

JPMorgan Realty Income Fund Class R6 Shares (a)	8,516	145,960

Fixed Income — 8.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,403	52,085

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	13,974	117,801

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,135	16,440

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,158	16,553

JPMorgan High Yield Fund Class R6 Shares (a)	9,190	66,719

JPMorgan Income Fund Class R6 Shares (a)	2,600	24,411

Total Fixed Income		294,009

International Equity — 33.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	17,327	331,980

JPMorgan International Equity Fund Class R6 Shares (a)	9,640	202,056

JPMorgan International Focus Fund Class R6 Shares (a)	14,701	401,479

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	14,435	296,920

Total International Equity		1,232,435

U.S. Equity — 47.1%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	11,878	415,483

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	656	44,139

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	662	17,034

JPMorgan Small Cap Value Fund Class R6 Shares (a)	707	21,623

JPMorgan U.S. Equity Fund Class R6 Shares (a)	17,826	395,557

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	10,929	400,101

JPMorgan Value Advantage Fund Class R6 Shares (a)	10,388	413,844

Total U.S. Equity		1,707,781

Total Investment Companies (Cost $2,584,687)		3,380,185

Exchange-Traded Funds — 4.8%

Alternative Assets — 1.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	480	53,274

INVESTMENTS	SHARES (000)	VALUE ($000)

Fixed Income — 1.0%

JPMorgan High Yield Research Enhanced ETF (a)	710	36,777

U.S. Equity — 2.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	917	84,224

Total Exchange-Traded Funds (Cost $148,534)		174,275

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $18,603)	18,584	18,602

	SHARES (000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $66,755)	66,755	66,755

Total Investments — 100.2% (Cost $2,818,579)		3,639,817
Liabilities in Excess of Other Assets — (0.2)%		(7,590)

NET ASSETS — 100.0%		3,632,227

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	39

JPMorgan SmartRetirement® 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	758	03/2022	EUR	36,944	1,235

MSCI EAFE E-Mini Index	1,081	03/2022	USD	125,407	3,410

Russell 2000 E-Mini Index	155	03/2022	USD	17,380	511

S&P 500 E-Mini Index	345	03/2022	USD	82,080	1,709

					6,865

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.3%

Alternative Assets — 4.0%

JPMorgan Realty Income Fund Class R6 Shares (a)	4,664	79,934

Fixed Income — 8.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,499	29,562

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,424	62,584

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,155	8,893

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,172	8,993

JPMorgan High Yield Fund Class R6 Shares (a)	4,914	35,678

JPMorgan Income Fund Class R6 Shares (a)	1,592	14,946

Total Fixed Income		160,656

International Equity — 33.9%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,464	181,322

JPMorgan International Equity Fund Class R6 Shares (a)	5,204	109,085

JPMorgan International Focus Fund Class R6 Shares (a)	8,184	223,494

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,755	159,520

Total International Equity		673,421

U.S. Equity — 47.3%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	6,399	223,840

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	376	25,313

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	394	10,146

JPMorgan Small Cap Value Fund Class R6 Shares (a)	456	13,940

JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,829	218,105

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,868	214,820

JPMorgan Value Advantage Fund Class R6 Shares (a)	5,782	230,363

Total U.S. Equity		936,527

Total Investment Companies (Cost $1,474,211)		1,850,538

Exchange-Traded Funds — 4.6%

Alternative Assets — 1.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	261	28,982

INVESTMENTS	SHARES (000)	VALUE ($000)

Fixed Income — 0.9%

JPMorgan High Yield Research Enhanced ETF (a)	362	18,759

U.S. Equity — 2.2%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	474	43,498

Total Exchange-Traded Funds (Cost $76,596)		91,239

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $9,698)	9,688	9,697

	SHARES (000)
Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $36,074)	36,074	36,074

Total Investments — 100.2% (Cost $1,596,579)		1,987,548
Liabilities in Excess of Other Assets — (0.2)%		(3,819)

NET ASSETS — 100.0%		1,983,729

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	41

JPMorgan SmartRetirement® 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	411	03/2022	EUR	20,032	670

MSCI EAFE E-Mini Index	587	03/2022	USD	68,097	1,852

Russell 2000 E-Mini Index	84	03/2022	USD	9,419	277

S&P 500 E-Mini Index	186	03/2022	USD	44,252	921

					3,720

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.0%

Alternative Assets — 4.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	1,171	20,063

Fixed Income — 8.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	641	7,587

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,669	14,066

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	308	2,370

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	269	2,061

JPMorgan High Yield Fund Class R6 Shares (a)	1,542	11,192

JPMorgan Income Fund Class R6 Shares (a)	353	3,318

Total Fixed Income		40,594

International Equity — 34.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,347	44,975

JPMorgan International Equity Fund Class R6 Shares (a)	1,336	28,005

JPMorgan International Focus Fund Class R6 Shares (a)	1,922	52,480

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	2,082	42,834

Total International Equity		168,294

U.S. Equity — 46.6%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	1,592	55,696

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	92	6,179

JPMorgan Small Cap Growth Fund Class R6 Shares * (a)	104	2,682

JPMorgan Small Cap Value Fund Class R6 Shares (a)	91	2,772

JPMorgan U.S. Equity Fund Class R6 Shares (a)	2,402	53,308

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	1,436	52,563

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,424	56,749

Total U.S. Equity		229,949

Total Investment Companies (Cost $394,450)		458,900

Exchange-Traded Funds — 4.1%

Alternative Assets — 1.4%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	63	6,953

Fixed Income — 0.4%

JPMorgan High Yield Research Enhanced ETF (a)	35	1,815

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — 2.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	127	11,620

Total Exchange-Traded Funds (Cost $19,005)		20,388

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $2,572)	2,569	2,571

	SHARES (000)
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $13,487)	13,487	13,487

Total Investments — 100.3% (Cost $429,514)		495,346
Liabilities in Excess of Other Assets — (0.3)%		(1,705)

NET ASSETS — 100.0%		493,641

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	43

JPMorgan SmartRetirement® 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	96	03/2022	EUR	4,679	156

MSCI EAFE E-Mini Index	135	03/2022	USD	15,661	420

Russell 2000 E-Mini Index	20	03/2022	USD	2,243	66

S&P 500 E-Mini Index	53	03/2022	USD	12,609	273

					915

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$7,627	$11,248	$29,426
Investments in affiliates, at value	1,865,495	3,055,579	5,030,057
Receivables:
Investment securities sold	12,250	22,869	48,676
Fund shares sold	2,686	7,075	18,306
Interest from non-affiliates	44	65	169
Dividends from affiliates	424	724	922
Variation margin on futures contracts	968	2,257	4,391
Due from adviser	24	28	35

Total Assets	1,889,518	3,099,845	5,131,982

LIABILITIES:
Payables:
Due to custodian	154	279	369
Distributions	1,181	1,622	3,639
Investment securities purchased	—	—	31,962
Fund shares redeemed	7,591	9,565	15,885
Accrued liabilities:
Distribution fees	149	195	303
Service fees	115	232	372
Custodian and accounting fees	26	43	65
Trustees’ and Chief Compliance Officer’s fees	—	—	—	(a)
Other	102	128	161

Total Liabilities	9,318	12,064	52,756

Net Assets	$1,880,200	$3,087,781	$5,079,226

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
NET ASSETS:
Paid-in-Capital	$1,624,453	$2,676,316	$4,286,995
Total distributable earnings (loss)	255,747	411,465	792,231

Total Net Assets	$1,880,200	$3,087,781	$5,079,226

Net Assets:
Class A	$525,033	$608,215	$984,847
Class C	9,951	13,623	25,980
Class I	121,179	222,854	303,568
Class R2	66,198	117,750	172,469
Class R3	14,312	32,725	29,873
Class R4	4,574	8,078	12,321
Class R5	468,123	907,987	1,383,115
Class R6	670,830	1,176,549	2,167,053

Total	$1,880,200	$3,087,781	$5,079,226

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	31,799	35,549	53,320
Class C	606	801	1,414
Class I	7,319	12,961	16,380
Class R2	4,020	6,909	9,383
Class R3	871	1,923	1,625
Class R4	277	471	667
Class R5	28,214	52,731	74,545
Class R6	40,443	68,312	116,773

Net Asset Value (a):
Class A — Redemption price per share	$16.51	$17.11	$18.47
Class C — Offering price per share (b)	16.43	17.02	18.38
Class I — Offering and redemption price per share	16.56	17.19	18.53
Class R2 — Offering and redemption price per share	16.47	17.04	18.38
Class R3 — Offering and redemption price per share	16.43	17.01	18.38
Class R4 — Offering and redemption price per share	16.53	17.15	18.48
Class R5 — Offering and redemption price per share	16.59	17.22	18.55
Class R6 — Offering and redemption price per share	16.59	17.22	18.56
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.29	$17.92	$19.34

Cost of investments in non-affiliates	$7,627	$11,249	$29,427
Cost of investments in affiliates	1,618,983	2,655,467	4,312,066

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2030 Fund		JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$31,334		$27,698		$27,704
Investments in affiliates, at value	6,270,272		5,239,141		5,281,033
Receivables:
Investment securities sold	44,154		34,210		37,485
Fund shares sold	16,718		13,795		11,840
Interest from non-affiliates	180		159		159
Dividends from affiliates	781		435		400
Variation margin on futures contracts	3,943		4,624		4,216
Due from adviser	41		36		37

Total Assets	6,367,423		5,320,098		5,362,874

LIABILITIES:
Payables:
Due to custodian	349		109		136
Distributions	5,357		5,556		6,128
Investment securities purchased	43,984		46,841		—
Fund shares redeemed	26,017		26,654		31,830
Accrued liabilities:
Distribution fees	378		306		295
Service fees	482		367		394
Custodian and accounting fees	74		61		62
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	171		138		140

Total Liabilities	76,812		80,032		38,985

Net Assets	$6,290,611		$5,240,066		$5,323,889

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
NET ASSETS:
Paid-in-Capital	$5,099,863	$3,982,009	$3,828,880
Total distributable earnings (loss)	1,190,748	1,258,057	1,495,009

Total Net Assets	$6,290,611	$5,240,066	$5,323,889

Net Assets:
Class A	$1,159,710	$966,152	$918,983
Class C	21,719	13,698	15,943
Class I	411,100	277,994	351,750
Class R2	249,712	205,872	188,465
Class R3	69,193	38,892	62,332
Class R4	19,832	15,571	12,001
Class R5	1,835,546	1,351,402	1,568,935
Class R6	2,523,799	2,370,485	2,205,480

Total	$6,290,611	$5,240,066	$5,323,889

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	57,263	45,928	40,204
Class C	1,086	660	715
Class I	20,224	13,120	15,320
Class R2	12,393	9,830	8,315
Class R3	3,433	1,859	2,740
Class R4	978	736	524
Class R5	89,987	63,724	68,099
Class R6	123,770	111,781	95,739

Net Asset Value (a):
Class A — Redemption price per share	$20.25	$21.04	$22.86
Class C — Offering price per share (b)	19.99	20.76	22.30
Class I — Offering and redemption price per share	20.33	21.19	22.96
Class R2 — Offering and redemption price per share	20.15	20.94	22.67
Class R3 — Offering and redemption price per share	20.16	20.92	22.75
Class R4 — Offering and redemption price per share	20.29	21.15	22.91
Class R5 — Offering and redemption price per share	20.40	21.21	23.04
Class R6 — Offering and redemption price per share	20.39	21.21	23.04
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.20	$22.03	$23.94

Cost of investments in non-affiliates	$31,336	$27,699	$27,706
Cost of investments in affiliates	5,186,422	4,181,349	4,015,675

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund		JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$20,535	$18,602		$9,697	$2,571
Investments in affiliates, at value	3,931,207	3,621,215		1,977,851	492,775
Receivables:
Investment securities sold	24,266	19,726		9,180	1,088
Fund shares sold	12,027	12,413		7,871	1,696
Interest from non-affiliates	118	107		56	15
Dividends from affiliates	232	212		116	17
Variation margin on futures contracts	2,081	2,475		920	391
Due from adviser	31	32		25	23
Other assets	—	—		—	16

Total Assets	3,990,497	3,674,782		2,005,716	498,592

LIABILITIES:
Payables:
Due to custodian	82	76		46	10
Distributions	5,363	6,038		2,639	832
Investment securities purchased	6,716	12,420		3,872	2,519
Fund shares redeemed	32,091	23,406		15,095	1,522
Accrued liabilities:
Distribution fees	225	187		115	19
Service fees	274	271		139	23
Custodian and accounting fees	46	42		23	11
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	—	(a)
Other	118	115		58	15

Total Liabilities	44,915	42,555		21,987	4,951

Net Assets	$3,945,582	$3,632,227		$1,983,729	$493,641

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
NET ASSETS:
Paid-in-Capital	$2,844,036	$2,639,676	$1,498,938	$407,607
Total distributable earnings (loss)	1,101,546	992,551	484,791	86,034

Total Net Assets	$3,945,582	$3,632,227	$1,983,729	$493,641

Net Assets:
Class A	$716,066	$557,463	$310,513	$47,726
Class C	9,193	9,837	6,771	2,873
Class I	208,187	262,910	117,046	29,461
Class R2	151,561	136,776	102,252	9,865
Class R3	25,687	29,912	12,180	7,564
Class R4	7,703	8,571	2,558	709
Class R5	1,053,139	1,186,522	568,931	106,506
Class R6	1,774,046	1,440,236	863,478	288,937

Total	$3,945,582	$3,632,227	$1,983,729	$493,641

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	31,233	24,138	11,216	2,104
Class C	409	435	248	128
Class I	9,031	11,320	4,215	1,295
Class R2	6,667	5,976	3,715	437
Class R3	1,126	1,302	442	334
Class R4	335	370	92	31
Class R5	45,607	50,968	20,464	4,683
Class R6	76,848	61,834	31,042	12,682

Net Asset Value (a):
Class A — Redemption price per share	$22.93	$23.09	$27.69	$22.69
Class C — Offering price per share (b)	22.47	22.59	27.27	22.43
Class I — Offering and redemption price per share	23.05	23.22	27.77	22.74
Class R2 — Offering and redemption price per share	22.73	22.89	27.52	22.58
Class R3 — Offering and redemption price per share	22.81	22.98	27.57	22.67
Class R4 — Offering and redemption price per share	23.00	23.19	27.74	22.74
Class R5 — Offering and redemption price per share	23.09	23.28	27.80	22.74
Class R6 — Offering and redemption price per share	23.09	23.29	27.82	22.78
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.01	$24.18	$28.99	$23.76

Cost of investments in non-affiliates	$20,536	$18,603	$9,698	$2,572
Cost of investments in affiliates	3,023,822	2,799,976	1,586,881	426,942

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3	$5	$12
Dividend income from affiliates	25,309	42,081	67,128

Total investment income	25,312	42,086	67,140

EXPENSES:
Distribution fees:
Class A	698	840	1,357
Class C	40	56	101
Class R2	179	314	457
Class R3	19	43	41
Service fees:
Class A	698	840	1,357
Class C	13	19	34
Class I	161	300	407
Class R2	90	157	228
Class R3	19	43	41
Class R4	6	10	18
Class R5	256	488	727
Custodian and accounting fees	27	47	73
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	23	29	37
Trustees’ and Chief Compliance Officer’s fees	15	17	19
Printing and mailing costs	31	41	56
Registration and filing fees	58	65	64
Transfer agency fees (See Note 2.G.)	61	52	67
Other	39	58	98

Total expenses	2,433	3,419	5,182

Less fees waived	(545)	(411)	(472)
Less expense reimbursements	(178)	(229)	(294)

Net expenses	1,710	2,779	4,416

Net investment income (loss)	23,602	39,307	62,724

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	— (a)	1	1
Investments in affiliates	15,834	31,104	54,646
Futures contracts	(2,573)	(5,752)	(8,924)
Foreign currency transactions	(5)	(100)	(94)

Net realized gain (loss)	13,256	25,253	45,629

Distributions of capital gains received from investment company affiliates	34,912	59,612	129,669

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2)	(3)	(6)
Investments in affiliates	(37,116)	(66,111)	(109,762)
Futures contracts	4,673	7,102	17,845
Foreign currency translations	(9)	16	(14)

Change in net unrealized appreciation/depreciation	(32,454)	(58,996)	(91,937)

Net realized/unrealized gains (losses)	15,714	25,869	83,361

Change in net assets resulting from operations	$39,316	$65,176	$146,085

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund	JPMorgan SmartRetirement® 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$13	$12	$12
Dividend income from affiliates	82,603	73,313	74,528

Total investment income	82,616	73,325	74,540

EXPENSES:
Distribution fees:
Class A	1,564	1,306	1,231
Class C	83	53	61
Class R2	643	534	483
Class R3	89	52	78
Service fees:
Class A	1,564	1,306	1,231
Class C	28	18	20
Class I	540	362	457
Class R2	321	267	242
Class R3	89	52	78
Class R4	26	23	18
Class R5	950	704	811
Custodian and accounting fees	85	71	72
Professional fees	41	35	36
Trustees’ and Chief Compliance Officer’s fees	21	19	19
Printing and mailing costs	64	60	64
Registration and filing fees	66	63	62
Transfer agency fees (See Note 2.G.)	80	70	72
Other	96	83	84

Total expenses	6,350	5,078	5,119

Less fees waived	(546)	(457)	(437)
Less expense reimbursements	(330)	(294)	(299)

Net expenses	5,474	4,327	4,383

Net investment income (loss)	77,142	68,998	70,157

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2	2	2
Investments in affiliates	65,421	80,282	94,365
Futures contracts	(11,629)	(7,212)	(5,363)
Foreign currency transactions	(187)	(93)	(82)

Net realized gain (loss)	53,607	72,979	88,922

Distributions of capital gains received from investment company affiliates	196,511	257,328	289,727

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8)	(6)	(7)
Investments in affiliates	(129,535)	(208,223)	(232,166)
Futures contracts	21,320	17,074	17,584
Foreign currency translations	26	(7)	(5)

Change in net unrealized appreciation/depreciation	(108,197)	(191,162)	(214,594)

Net realized/unrealized gains (losses)	141,921	139,145	164,055

Change in net assets resulting from operations	$219,063	$208,143	$234,212

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9	$8	$4	$1
Dividend income from affiliates	54,674	49,864	26,978	6,618

Total investment income	54,683	49,872	26,982	6,619

EXPENSES:
Distribution fees:
Class A	948	753	427	58
Class C	38	37	25	10
Class R2	397	350	264	23
Class R3	33	38	16	9
Service fees:
Class A	948	753	427	58
Class C	13	12	8	3
Class I	272	336	149	35
Class R2	199	175	132	12
Class R3	33	38	16	9
Class R4	12	12	4	1
Class R5	544	597	280	50
Custodian and accounting fees	53	49	27	13
Interest expense to affiliates	—	— (a)	—	— (a)
Professional fees	30	29	23	17
Trustees’ and Chief Compliance Officer’s fees	17	17	15	13
Printing and mailing costs	60	67	58	29
Registration and filing fees	59	65	62	58
Transfer agency fees (See Note 2.G.)	59	53	34	16
Other	64	83	57	22

Total expenses	3,779	3,464	2,024	436

Less fees waived	(338)	(272)	(161)	(27)
Less expense reimbursements	(257)	(262)	(209)	(146)

Net expenses	3,184	2,930	1,654	263

Net investment income (loss)	51,499	46,942	25,328	6,356

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2	— (a)	(2)	— (a)
Investments in affiliates	72,549	68,911	22,321	4,403
Futures contracts	(6,262)	(5,109)	(2,628)	(590)
Foreign currency transactions	(71)	(133)	(8)	(10)

Net realized gain (loss)	66,218	63,669	19,683	3,803

Distributions of capital gains received from investment company affiliates	237,649	217,963	118,823	28,783

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(4)	(4)	(3)	(2)
Investments in affiliates	(177,156)	(165,729)	(75,760)	(17,883)
Futures contracts	12,792	11,809	6,327	1,497
Foreign currency translations	6	14	29	(3)

Change in net unrealized appreciation/depreciation	(164,362)	(153,910)	(69,407)	(16,391)

Net realized/unrealized gains (losses)	139,505	127,722	69,099	16,195

Change in net assets resulting from operations	$191,004	$174,664	$94,427	$22,551

(a)	Amount rounds to less than one thousand

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,602	$46,443	$39,307	$79,027
Net realized gain (loss)	13,256	143,668	25,253	305,551
Distributions of capital gains received from investment company affiliates	34,912	24,921	59,612	44,697
Change in net unrealized appreciation/depreciation	(32,454)	142,886	(58,996)	214,064

Change in net assets resulting from operations	39,316	357,918	65,176	643,339

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(49,714)	(29,257)	(70,887)	(40,350)
Class C	(925)	(513)	(1,571)	(714)
Class I	(11,619)	(8,746)	(26,004)	(16,616)
Class R2	(6,262)	(3,582)	(13,723)	(6,558)
Class R3	(1,338)	(831)	(3,811)	(1,795)
Class R4	(431)	(671)	(936)	(1,243)
Class R5	(45,260)	(29,372)	(107,101)	(60,286)
Class R6	(64,380)	(37,987)	(138,585)	(72,330)

Total distributions to shareholders	(179,929)	(110,959)	(362,618)	(199,892)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(93,778)	(803,054)	(148,132)	(1,504,153)

NET ASSETS:
Change in net assets	(234,391)	(556,095)	(445,574)	(1,060,706)
Beginning of period	2,114,591	2,670,686	3,533,355	4,594,061

End of period	$1,880,200	$2,114,591	$3,087,781	$3,533,355

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,724	$107,790	$77,142	$111,071
Net realized gain (loss)	45,629	426,817	53,607	492,447
Distributions of capital gains received from investment company affiliates	129,669	75,752	196,511	93,103
Change in net unrealized appreciation/depreciation	(91,937)	589,555	(108,197)	902,245

Change in net assets resulting from operations	146,085	1,199,914	219,063	1,598,866

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(104,318)	(54,655)	(123,240)	(56,130)
Class C	(2,720)	(1,053)	(2,267)	(849)
Class I	(32,137)	(21,331)	(43,704)	(22,391)
Class R2	(18,011)	(8,524)	(26,374)	(10,307)
Class R3	(3,153)	(1,910)	(7,352)	(2,983)
Class R4	(1,315)	(1,860)	(2,105)	(2,066)
Class R5	(148,742)	(80,847)	(197,330)	(88,416)
Class R6	(232,501)	(111,838)	(270,686)	(110,576)

Total distributions to shareholders	(542,897)	(282,018)	(673,058)	(293,718)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(101,060)	(1,651,982)	63,222	(1,557,402)

NET ASSETS:
Change in net assets	(497,872)	(734,086)	(390,773)	(252,254)
Beginning of period	5,577,098	6,311,184	6,681,384	6,933,638

End of period	$5,079,226	$5,577,098	$6,290,611	$6,681,384

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$68,998	$88,581	$70,157	$80,955
Net realized gain (loss)	72,979	545,361	88,922	565,220
Distributions of capital gains received from investment company affiliates	257,328	132,114	289,727	133,731
Change in net unrealized appreciation/depreciation	(191,162)	815,892	(214,594)	936,132

Change in net assets resulting from operations	208,143	1,581,948	234,212	1,716,038

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(140,012)	(51,319)	(139,018)	(50,176)
Class C	(2,017)	(574)	(2,461)	(679)
Class I	(40,151)	(18,844)	(52,970)	(20,846)
Class R2	(29,925)	(9,507)	(28,602)	(9,046)
Class R3	(5,662)	(2,168)	(9,378)	(3,101)
Class R4	(2,252)	(2,288)	(1,805)	(1,981)
Class R5	(199,214)	(74,372)	(240,945)	(82,957)
Class R6	(345,001)	(109,791)	(333,753)	(107,073)

Total distributions to shareholders	(764,234)	(268,863)	(808,932)	(275,859)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	262,804	(1,259,280)	304,282	(1,154,947)

NET ASSETS:
Change in net assets	(293,287)	53,805	(270,438)	285,232
Beginning of period	5,533,353	5,479,548	5,594,327	5,309,095

End of period	$5,240,066	$5,533,353	$5,323,889	$5,594,327

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$51,499	$54,345	$46,942	$49,010
Net realized gain (loss)	66,218	388,341	63,669	341,300
Distributions of capital gains received from investment company affiliates	237,649	102,189	217,963	92,207
Change in net unrealized appreciation/depreciation	(164,362)	807,463	(153,910)	743,645

Change in net assets resulting from operations	191,004	1,352,338	174,664	1,226,162

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(103,314)	(34,295)	(79,828)	(29,255)
Class C	(1,374)	(424)	(1,435)	(373)
Class I	(29,745)	(14,357)	(37,084)	(15,020)
Class R2	(22,188)	(6,601)	(19,791)	(5,911)
Class R3	(3,706)	(1,361)	(4,243)	(1,472)
Class R4	(1,109)	(1,196)	(1,217)	(1,165)
Class R5	(154,771)	(52,399)	(169,458)	(53,293)
Class R6	(256,541)	(74,967)	(205,609)	(63,098)

Total distributions to shareholders	(572,748)	(185,600)	(518,665)	(169,587)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	208,014	(874,836)	218,289	(745,921)

NET ASSETS:
Change in net assets	(173,730)	291,902	(125,712)	310,654
Beginning of period	4,119,312	3,827,410	3,757,939	3,447,285

End of period	$3,945,582	$4,119,312	$3,632,227	$3,757,939

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$25,328	$24,798	$6,356	$4,761
Net realized gain (loss)	19,683	132,408	3,803	17,032
Distributions of capital gains received from investment company affiliates	118,823	45,689	28,783	8,685
Change in net unrealized appreciation/depreciation	(69,407)	410,984	(16,391)	86,023

Change in net assets resulting from operations	94,427	613,879	22,551	116,501

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(34,576)	(13,498)	(3,837)	(1,650)
Class C	(745)	(208)	(227)	(46)
Class I	(12,726)	(6,232)	(2,332)	(1,279)
Class R2	(11,186)	(3,637)	(778)	(261)
Class R3	(1,327)	(513)	(599)	(211)
Class R4	(278)	(422)	(56)	(59)
Class R5	(62,495)	(21,652)	(8,523)	(2,686)
Class R6	(95,074)	(28,393)	(23,096)	(6,715)

Total distributions to shareholders	(218,407)	(74,555)	(39,448)	(12,907)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	125,878	(233,510)	61,444	66,878

NET ASSETS:
Change in net assets	1,898	305,814	44,547	170,472
Beginning of period	1,981,831	1,676,017	449,094	278,622

End of period	$1,983,729	$1,981,831	$493,641	$449,094

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$23,506	$66,951	$29,993	$108,083
Distributions reinvested	47,820	28,223	67,718	38,971
Cost of shares redeemed	(87,759)	(306,697)	(154,799)	(535,286)

Change in net assets resulting from Class A capital transactions	(16,433)	(211,523)	(57,088)	(388,232)

Class C
Proceeds from shares issued	290	907	582	1,770
Distributions reinvested	911	502	1,523	685
Cost of shares redeemed	(2,041)	(10,698)	(2,798)	(15,138)

Change in net assets resulting from Class C capital transactions	(840)	(9,289)	(693)	(12,683)

Class I
Proceeds from shares issued	5,114	24,249	9,707	38,294
Distributions reinvested	11,512	8,663	25,909	16,518
Cost of shares redeemed	(30,199)	(187,827)	(70,775)	(318,779)

Change in net assets resulting from Class I capital transactions	(13,573)	(154,915)	(35,159)	(263,967)

Class R2
Proceeds from shares issued	3,993	10,528	5,712	14,993
Distributions reinvested	6,128	3,481	13,521	6,448
Cost of shares redeemed	(12,811)	(45,558)	(22,072)	(69,725)

Change in net assets resulting from Class R2 capital transactions	(2,690)	(31,549)	(2,839)	(48,284)

Class R3
Proceeds from shares issued	1,336	2,989	1,793	7,542
Distributions reinvested	1,186	656	3,474	1,575
Cost of shares redeemed	(2,754)	(10,979)	(5,951)	(20,097)

Change in net assets resulting from Class R3 capital transactions	(232)	(7,334)	(684)	(10,980)

Class R4
Proceeds from shares issued	254	4,124	2,117	5,368
Distributions reinvested	430	670	936	1,242
Cost of shares redeemed	(1,131)	(17,538)	(5,194)	(25,806)

Change in net assets resulting from Class R4 capital transactions	(447)	(12,744)	(2,141)	(19,196)

Class R5
Proceeds from shares issued	21,957	48,124	46,044	94,561
Distributions reinvested	44,093	28,694	105,784	59,519
Cost of shares redeemed	(112,233)	(253,450)	(196,152)	(543,027)

Change in net assets resulting from Class R5 capital transactions	(46,183)	(176,632)	(44,324)	(388,947)

Class R6
Proceeds from shares issued	74,475	164,782	129,127	288,130
Distributions reinvested	59,379	34,761	129,704	67,366
Cost of shares redeemed	(147,234)	(398,611)	(264,035)	(727,360)

Change in net assets resulting from Class R6 capital transactions	(13,380)	(199,068)	(5,204)	(371,864)

Total change in net assets resulting from capital transactions	$(93,778)	$(803,054)	$(148,132)	$(1,504,153)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Income Fund		JPMorgan SmartRetirement® 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,326	3,878	1,600	5,920
Reinvested	2,877	1,630	3,930	2,122
Redeemed	(4,908)	(17,753)	(8,142)	(29,229)

Change in Class A Shares	(705)	(12,245)	(2,612)	(21,187)

Class C
Issued	17	53	32	97
Reinvested	55	29	89	38
Redeemed	(115)	(630)	(150)	(838)

Change in Class C Shares	(43)	(548)	(29)	(703)

Class I
Issued	285	1,401	512	2,085
Reinvested	690	499	1,496	895
Redeemed	(1,689)	(10,855)	(3,710)	(17,384)

Change in Class I Shares	(714)	(8,955)	(1,702)	(14,404)

Class R2
Issued	225	613	305	822
Reinvested	370	202	789	352
Redeemed	(726)	(2,638)	(1,181)	(3,810)

Change in Class R2 Shares	(131)	(1,823)	(87)	(2,636)

Class R3
Issued	75	174	96	418
Reinvested	72	38	203	86
Redeemed	(154)	(639)	(316)	(1,112)

Change in Class R3 Shares	(7)	(427)	(17)	(608)

Class R4
Issued	14	237	111	291
Reinvested	26	39	54	68
Redeemed	(62)	(990)	(271)	(1,377)

Change in Class R4 Shares	(22)	(714)	(106)	(1,018)

Class R5
Issued	1,230	2,765	2,442	5,147
Reinvested	2,637	1,650	6,094	3,221
Redeemed	(6,273)	(14,556)	(10,326)	(29,314)

Change in Class R5 Shares	(2,406)	(10,141)	(1,790)	(20,946)

Class R6
Issued	4,188	9,479	6,845	15,639
Reinvested	3,553	1,999	7,468	3,645
Redeemed	(8,220)	(22,938)	(13,876)	(39,316)

Change in Class R6 Shares	(479)	(11,460)	437	(20,032)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$66,320	$168,112	$79,531	$183,569
Distributions reinvested	99,818	52,753	118,303	54,151
Cost of shares redeemed	(253,040)	(611,007)	(265,966)	(699,120)

Change in net assets resulting from Class A capital transactions	(86,902)	(390,142)	(68,132)	(461,400)

Class C
Proceeds from shares issued	2,199	4,521	1,099	3,118
Distributions reinvested	2,617	997	2,148	794
Cost of shares redeemed	(3,785)	(13,586)	(2,282)	(13,403)

Change in net assets resulting from Class C capital transactions	1,031	(8,068)	965	(9,491)

Class I
Proceeds from shares issued	20,121	73,511	31,377	85,188
Distributions reinvested	31,994	20,906	43,440	22,117
Cost of shares redeemed	(104,499)	(401,636)	(133,520)	(386,076)

Change in net assets resulting from Class I capital transactions	(52,384)	(307,219)	(58,703)	(278,771)

Class R2
Proceeds from shares issued	9,984	29,734	15,113	37,620
Distributions reinvested	17,754	8,377	26,084	10,153
Cost of shares redeemed	(33,734)	(98,225)	(38,501)	(114,340)

Change in net assets resulting from Class R2 capital transactions	(5,996)	(60,114)	2,696	(66,567)

Class R3
Proceeds from shares issued	3,492	9,535	5,666	15,890
Distributions reinvested	2,419	1,443	6,565	2,610
Cost of shares redeemed	(9,973)	(24,947)	(11,293)	(27,397)

Change in net assets resulting from Class R3 capital transactions	(4,062)	(13,969)	938	(8,897)

Class R4
Proceeds from shares issued	478	11,465	3,201	13,616
Distributions reinvested	1,315	1,859	2,105	2,065
Cost of shares redeemed	(6,182)	(41,334)	(6,564)	(48,076)

Change in net assets resulting from Class R4 capital transactions	(4,389)	(28,010)	(1,258)	(32,395)

Class R5
Proceeds from shares issued	92,128	176,628	111,686	212,941
Distributions reinvested	144,865	79,121	191,705	86,164
Cost of shares redeemed	(285,258)	(713,014)	(313,663)	(680,832)

Change in net assets resulting from Class R5 capital transactions	(48,265)	(457,265)	(10,272)	(381,727)

Class R6
Proceeds from shares issued	228,379	471,508	280,406	535,051
Distributions reinvested	218,166	103,284	251,856	102,565
Cost of shares redeemed	(346,638)	(961,987)	(335,274)	(955,770)

Change in net assets resulting from Class R6 capital transactions	99,907	(387,195)	196,988	(318,154)

Total change in net assets resulting from capital transactions	$(101,060)	$(1,651,982)	$63,222	$(1,557,402)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2025 Fund		JPMorgan SmartRetirement® 2030 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	3,320	8,831	3,631	8,980
Reinvested	5,368	2,760	5,804	2,640
Redeemed	(12,480)	(32,242)	(12,015)	(34,505)

Change in Class A Shares	(3,792)	(20,651)	(2,580)	(22,885)

Class C
Issued	110	238	51	154
Reinvested	142	52	107	39
Redeemed	(190)	(723)	(105)	(674)

Change in Class C Shares	62	(433)	53	(481)

Class I
Issued	1,000	3,854	1,419	4,151
Reinvested	1,714	1,091	2,122	1,074
Redeemed	(5,155)	(21,133)	(6,031)	(19,150)

Change in Class I Shares	(2,441)	(16,188)	(2,490)	(13,925)

Class R2
Issued	506	1,574	694	1,845
Reinvested	960	440	1,287	498
Redeemed	(1,683)	(5,176)	(1,769)	(5,625)

Change in Class R2 Shares	(217)	(3,162)	212	(3,282)

Class R3
Issued	178	507	260	793
Reinvested	131	76	324	128
Redeemed	(498)	(1,311)	(516)	(1,358)

Change in Class R3 Shares	(189)	(728)	68	(437)

Class R4
Issued	23	601	145	670
Reinvested	71	98	103	101
Redeemed	(302)	(2,094)	(293)	(2,252)

Change in Class R4 Shares	(208)	(1,395)	(45)	(1,481)

Class R5
Issued	4,629	9,223	5,109	10,271
Reinvested	7,748	4,122	9,329	4,170
Redeemed	(14,163)	(37,066)	(14,232)	(32,893)

Change in Class R5 Shares	(1,786)	(23,721)	206	(18,452)

Class R6
Issued	11,403	24,640	12,771	25,992
Reinvested	11,661	5,376	12,256	4,964
Redeemed	(17,151)	(50,000)	(15,210)	(46,347)

Change in Class R6 Shares	5,913	(19,984)	9,817	(15,391)

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$70,700	$149,808	$69,273	$149,150
Distributions reinvested	133,609	49,367	133,092	48,243
Cost of shares redeemed	(245,258)	(498,110)	(209,858)	(540,345)

Change in net assets resulting from Class A capital transactions	(40,949)	(298,935)	(7,493)	(342,952)

Class C
Proceeds from shares issued	1,439	2,477	1,280	2,167
Distributions reinvested	1,939	538	2,403	648
Cost of shares redeemed	(2,095)	(8,893)	(1,858)	(7,768)

Change in net assets resulting from Class C capital transactions	1,283	(5,878)	1,825	(4,953)

Class I
Proceeds from shares issued	21,792	63,851	24,860	65,661
Distributions reinvested	40,134	18,693	52,853	20,779
Cost of shares redeemed	(100,451)	(330,141)	(126,394)	(256,388)

Change in net assets resulting from Class I capital transactions	(38,525)	(247,597)	(48,681)	(169,948)

Class R2
Proceeds from shares issued	12,700	36,972	12,755	29,819
Distributions reinvested	29,522	9,339	28,132	8,734
Cost of shares redeemed	(33,774)	(105,010)	(31,294)	(91,896)

Change in net assets resulting from Class R2 capital transactions	8,448	(58,699)	9,593	(53,343)

Class R3
Proceeds from shares issued	4,492	14,223	4,270	13,440
Distributions reinvested	4,710	1,682	8,644	2,737
Cost of shares redeemed	(13,561)	(23,397)	(9,223)	(24,767)

Change in net assets resulting from Class R3 capital transactions	(4,359)	(7,492)	3,691	(8,590)

Class R4
Proceeds from shares issued	676	10,782	1,587	8,597
Distributions reinvested	2,252	2,288	1,805	1,981
Cost of shares redeemed	(8,509)	(44,939)	(6,194)	(39,792)

Change in net assets resulting from Class R4 capital transactions	(5,581)	(31,869)	(2,802)	(29,214)

Class R5
Proceeds from shares issued	100,142	182,206	91,731	180,251
Distributions reinvested	190,322	71,746	231,038	79,972
Cost of shares redeemed	(250,490)	(599,721)	(251,612)	(537,704)

Change in net assets resulting from Class R5 capital transactions	39,974	(345,769)	71,157	(277,481)

Class R6
Proceeds from shares issued	259,881	471,631	260,633	432,971
Distributions reinvested	325,459	102,553	312,197	99,225
Cost of shares redeemed	(282,827)	(837,225)	(295,838)	(800,662)

Change in net assets resulting from Class R6 capital transactions	302,513	(263,041)	276,992	(268,466)

Total change in net assets resulting from capital transactions	$262,804	$(1,259,280)	$304,282	$(1,154,947)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2035 Fund		JPMorgan SmartRetirement® 2040 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	3,029	6,937	2,711	6,398
Reinvested	6,302	2,276	5,777	2,073
Redeemed	(10,244)	(23,200)	(8,049)	(23,401)

Change in Class A Shares	(913)	(13,987)	439	(14,930)

Class C
Issued	62	117	51	95
Reinvested	93	25	107	28
Redeemed	(91)	(427)	(74)	(348)

Change in Class C Shares	64	(285)	84	(225)

Class I
Issued	913	2,944	959	2,794
Reinvested	1,878	857	2,283	889
Redeemed	(4,198)	(15,367)	(4,847)	(11,212)

Change in Class I Shares	(1,407)	(11,566)	(1,605)	(7,529)

Class R2
Issued	540	1,710	504	1,274
Reinvested	1,400	433	1,232	379
Redeemed	(1,434)	(4,855)	(1,228)	(3,985)

Change in Class R2 Shares	506	(2,712)	508	(2,332)

Class R3
Issued	196	669	170	590
Reinvested	223	78	377	118
Redeemed	(575)	(1,093)	(358)	(1,076)

Change in Class R3 Shares	(156)	(346)	189	(368)

Class R4
Issued	27	492	61	364
Reinvested	106	105	78	85
Redeemed	(350)	(1,945)	(234)	(1,599)

Change in Class R4 Shares	(217)	(1,348)	(95)	(1,150)

Class R5
Issued	4,275	8,312	3,596	7,631
Reinvested	8,894	3,284	9,939	3,409
Redeemed	(10,595)	(27,202)	(9,786)	(22,667)

Change in Class R5 Shares	2,574	(15,606)	3,749	(11,627)

Class R6
Issued	11,081	21,552	10,194	18,408
Reinvested	15,208	4,688	13,429	4,228
Redeemed	(11,925)	(38,255)	(11,458)	(33,901)

Change in Class R6 Shares	14,364	(12,015)	12,165	(11,265)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$57,591	$126,279	$60,095	$129,862
Distributions reinvested	98,607	33,006	75,093	27,608
Cost of shares redeemed	(165,837)	(362,544)	(147,847)	(394,929)

Change in net assets resulting from Class A capital transactions	(9,639)	(203,259)	(12,659)	(237,459)

Class C
Proceeds from shares issued	518	1,658	847	1,943
Distributions reinvested	1,330	400	1,390	355
Cost of shares redeemed	(1,954)	(5,926)	(1,186)	(6,123)

Change in net assets resulting from Class C capital transactions	(106)	(3,868)	1,051	(3,825)

Class I
Proceeds from shares issued	17,029	47,633	24,315	63,496
Distributions reinvested	29,593	14,231	37,046	14,988
Cost of shares redeemed	(117,719)	(218,038)	(115,300)	(189,213)

Change in net assets resulting from Class I capital transactions	(71,097)	(156,174)	(53,939)	(110,729)

Class R2
Proceeds from shares issued	10,808	26,524	10,959	25,996
Distributions reinvested	21,711	6,428	19,449	5,732
Cost of shares redeemed	(30,930)	(72,374)	(23,134)	(71,094)

Change in net assets resulting from Class R2 capital transactions	1,589	(39,422)	7,274	(39,366)

Class R3
Proceeds from shares issued	3,575	8,395	3,563	9,649
Distributions reinvested	3,177	1,098	3,657	1,231
Cost of shares redeemed	(8,435)	(17,164)	(7,345)	(15,603)

Change in net assets resulting from Class R3 capital transactions	(1,683)	(7,671)	(125)	(4,723)

Class R4
Proceeds from shares issued	775	7,064	1,338	6,482
Distributions reinvested	1,109	1,197	1,217	1,164
Cost of shares redeemed	(5,270)	(26,449)	(3,952)	(26,069)

Change in net assets resulting from Class R4 capital transactions	(3,386)	(18,188)	(1,397)	(18,423)

Class R5
Proceeds from shares issued	86,535	165,568	96,456	187,302
Distributions reinvested	146,085	50,155	156,722	49,901
Cost of shares redeemed	(179,676)	(468,426)	(162,528)	(396,379)

Change in net assets resulting from Class R5 capital transactions	52,944	(252,703)	90,650	(159,176)

Class R6
Proceeds from shares issued	217,776	382,367	195,449	362,898
Distributions reinvested	241,020	69,093	190,661	56,660
Cost of shares redeemed	(219,404)	(645,011)	(198,676)	(591,778)

Change in net assets resulting from Class R6 capital transactions	239,392	(193,551)	187,434	(172,220)

Total change in net assets resulting from capital transactions	$208,014	$(874,836)	$218,289	$(745,921)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2045 Fund		JPMorgan SmartRetirement® 2050 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	2,265	5,555	2,351	5,690
Reinvested	4,267	1,450	3,226	1,207
Redeemed	(6,405)	(16,028)	(5,694)	(17,311)

Change in Class A Shares	127	(9,023)	(117)	(10,414)

Class C
Issued	20	74	34	85
Reinvested	59	18	61	16
Redeemed	(78)	(271)	(48)	(284)

Change in Class C Shares	1	(179)	47	(183)

Class I
Issued	667	2,085	938	2,759
Reinvested	1,273	622	1,582	651
Redeemed	(4,562)	(9,645)	(4,438)	(8,304)

Change in Class I Shares	(2,622)	(6,938)	(1,918)	(4,894)

Class R2
Issued	430	1,163	431	1,144
Reinvested	947	285	843	253
Redeemed	(1,220)	(3,201)	(916)	(3,145)

Change in Class R2 Shares	157	(1,753)	358	(1,748)

Class R3
Issued	142	375	141	433
Reinvested	138	48	158	54
Redeemed	(330)	(750)	(285)	(688)

Change in Class R3 Shares	(50)	(327)	14	(201)

Class R4
Issued	31	310	51	280
Reinvested	48	53	52	51
Redeemed	(200)	(1,082)	(148)	(1,048)

Change in Class R4 Shares	(121)	(719)	(45)	(717)

Class R5
Issued	3,413	7,172	3,790	8,064
Reinvested	6,273	2,190	6,675	2,164
Redeemed	(7,074)	(20,090)	(6,302)	(17,023)

Change in Class R5 Shares	2,612	(10,728)	4,163	(6,795)

Class R6
Issued	8,584	16,575	7,620	15,708
Reinvested	10,349	3,014	8,114	2,454
Redeemed	(8,599)	(27,880)	(7,708)	(25,307)

Change in Class R6 Shares	10,334	(8,291)	8,026	(7,145)

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$46,551	$102,988	$13,412	$27,984
Distributions reinvested	32,279	12,790	3,727	1,624
Cost of shares redeemed	(103,212)	(198,254)	(18,514)	(38,547)

Change in net assets resulting from Class A capital transactions	(24,382)	(82,476)	(1,375)	(8,939)

Class C
Proceeds from shares issued	334	805	929	578
Distributions reinvested	744	208	183	38
Cost of shares redeemed	(354)	(1,600)	(119)	(328)

Change in net assets resulting from Class C capital transactions	724	(587)	993	288

Class I
Proceeds from shares issued	13,870	41,365	8,178	25,524
Distributions reinvested	12,722	6,219	2,331	1,278
Cost of shares redeemed	(65,897)	(96,167)	(30,725)	(11,837)

Change in net assets resulting from Class I capital transactions	(39,305)	(48,583)	(20,216)	14,965

Class R2
Proceeds from shares issued	10,304	22,527	1,902	3,959
Distributions reinvested	10,856	3,518	778	258
Cost of shares redeemed	(21,121)	(40,183)	(2,299)	(2,378)

Change in net assets resulting from Class R2 capital transactions	39	(14,138)	381	1,839

Class R3
Proceeds from shares issued	2,242	5,366	1,755	4,144
Distributions reinvested	1,175	441	565	198
Cost of shares redeemed	(4,714)	(8,190)	(1,939)	(3,018)

Change in net assets resulting from Class R3 capital transactions	(1,297)	(2,383)	381	1,324

Class R4
Proceeds from shares issued	305	3,795	209	749
Distributions reinvested	278	421	56	59
Cost of shares redeemed	(2,054)	(11,835)	(801)	(1,229)

Change in net assets resulting from Class R4 capital transactions	(1,471)	(7,619)	(536)	(421)

Class R5
Proceeds from shares issued	68,015	142,692	28,975	52,131
Distributions reinvested	61,925	21,497	8,518	2,680
Cost of shares redeemed	(74,538)	(225,366)	(19,432)	(40,411)

Change in net assets resulting from Class R5 capital transactions	55,402	(61,177)	18,061	14,400

Class R6
Proceeds from shares issued	136,007	245,506	74,272	124,843
Distributions reinvested	87,136	25,976	20,668	5,886
Cost of shares redeemed	(86,975)	(288,029)	(31,185)	(87,307)

Change in net assets resulting from Class R6 capital transactions	136,168	(16,547)	63,755	43,422

Total change in net assets resulting from capital transactions	$125,878	$(233,510)	$61,444	$66,878

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® 2055 Fund		JPMorgan SmartRetirement® 2060 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class A
Issued	1,565	3,915	564	1,340
Reinvested	1,157	484	163	77
Redeemed	(3,443)	(7,516)	(779)	(1,852)

Change in Class A Shares	(721)	(3,117)	(52)	(435)

Class C
Issued	11	31	39	27
Reinvested	27	8	8	2
Redeemed	(12)	(62)	(5)	(16)

Change in Class C Shares	26	(23)	42	13

Class I
Issued	463	1,568	342	1,207
Reinvested	454	234	102	61
Redeemed	(2,201)	(3,691)	(1,294)	(558)

Change in Class I Shares	(1,284)	(1,889)	(850)	710

Class R2
Issued	348	856	81	189
Reinvested	392	134	34	12
Redeemed	(709)	(1,522)	(97)	(111)

Change in Class R2 Shares	31	(532)	18	90

Class R3
Issued	77	206	74	201
Reinvested	42	17	25	9
Redeemed	(159)	(315)	(82)	(143)

Change in Class R3 Shares	(40)	(92)	17	67

Class R4
Issued	10	141	8	36
Reinvested	10	16	3	3
Redeemed	(67)	(413)	(33)	(58)

Change in Class R4 Shares	(47)	(256)	(22)	(19)

Class R5
Issued	2,279	5,360	1,216	2,450
Reinvested	2,210	809	372	127
Redeemed	(2,493)	(8,329)	(814)	(1,858)

Change in Class R5 Shares	1,996	(2,160)	774	719

Class R6
Issued	4,555	9,180	3,117	5,876
Reinvested	3,107	976	901	279
Redeemed	(2,915)	(10,829)	(1,308)	(4,120)

Change in Class R6 Shares	4,747	(673)	2,710	2,035

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Income Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$17.87	$0.20		$0.13	$0.33	$(0.27)	$(1.42)	$(1.69)
Year Ended June 30, 2021	16.21	0.30		2.14	2.44	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.14	0.42		0.10	0.52	(0.43)	(2.02)	(2.45)
Year Ended June 30, 2019	18.19	0.47		0.49	0.96	(0.51)	(0.50)	(1.01)
Year Ended June 30, 2018	18.14	0.38		0.35	0.73	(0.41)	(0.27)	(0.68)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83	1.22	(0.38)	—	(0.38)

Class C
Six Months Ended December 31, 2021 (Unaudited)	17.79	0.14		0.13	0.27	(0.21)	(1.42)	(1.63)
Year Ended June 30, 2021	16.13	0.19		2.13	2.32	(0.25)	(0.41)	(0.66)
Year Ended June 30, 2020	18.07	0.31		0.09	0.40	(0.32)	(2.02)	(2.34)
Year Ended June 30, 2019	18.12	0.35		0.50	0.85	(0.40)	(0.50)	(0.90)
Year Ended June 30, 2018	18.07	0.25		0.36	0.61	(0.29)	(0.27)	(0.56)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)

Class I
Six Months Ended December 31, 2021 (Unaudited)	17.91	0.21		0.14	0.35	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.24	0.32		2.15	2.47	(0.39)	(0.41)	(0.80)
Year Ended June 30, 2020	18.18	0.44		0.09	0.53	(0.45)	(2.02)	(2.47)
Year Ended June 30, 2019	18.22	0.49		0.50	0.99	(0.53)	(0.50)	(1.03)
Year Ended June 30, 2018	18.17	0.41		0.34	0.75	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	17.82	0.16		0.14	0.30	(0.23)	(1.42)	(1.65)
Year Ended June 30, 2021	16.17	0.23		2.12	2.35	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2020	18.11	0.35		0.08	0.43	(0.35)	(2.02)	(2.37)
Year Ended June 30, 2019	18.15	0.39		0.50	0.89	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2018	18.10	0.30		0.34	0.64	(0.32)	(0.27)	(0.59)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	17.78	0.18		0.14	0.32	(0.25)	(1.42)	(1.67)
Year Ended June 30, 2021	16.14	0.28		2.11	2.39	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	18.08	0.38		0.10	0.48	(0.40)	(2.02)	(2.42)
Year Ended June 30, 2019	18.13	0.45		0.48	0.93	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	18.10	0.38		0.31	0.69	(0.39)	(0.27)	(0.66)
September 9, 2016 (i) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	17.89	0.20		0.14	0.34	(0.28)	(1.42)	(1.70)
Year Ended June 30, 2021	16.21	0.31		2.15	2.46	(0.37)	(0.41)	(0.78)
Year Ended June 30, 2020	18.15	0.43		0.09	0.52	(0.44)	(2.02)	(2.46)
Year Ended June 30, 2019	18.19	0.48		0.50	0.98	(0.52)	(0.50)	(1.02)
Year Ended June 30, 2018	18.17	0.50		0.23	0.73	(0.44)	(0.27)	(0.71)
September 9, 2016 (i) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	17.94	0.22		0.14	0.36	(0.29)	(1.42)	(1.71)
Year Ended June 30, 2021	16.28	0.35		2.13	2.48	(0.41)	(0.41)	(0.82)
Year Ended June 30, 2020	18.21	0.46		0.10	0.56	(0.47)	(2.02)	(2.49)
Year Ended June 30, 2019	18.25	0.50		0.51	1.01	(0.55)	(0.50)	(1.05)
Year Ended June 30, 2018	18.20	0.42		0.35	0.77	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	17.94	0.23		0.14	0.37	(0.30)	(1.42)	(1.72)
Year Ended June 30, 2021	16.28	0.36		2.14	2.50	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	18.21	0.47		0.10	0.57	(0.48)	(2.02)	(2.50)
Year Ended June 30, 2019	18.25	0.53		0.50	1.03	(0.57)	(0.50)	(1.07)
Year Ended June 30, 2018	18.20	0.45		0.34	0.79	(0.47)	(0.27)	(0.74)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$16.51	1.88%	$525,033	0.34%	2.19%		0.54%	5%
17.87	15.27	580,693	0.32	1.76		0.53	32
16.21	2.80	725,302	0.31	2.46		0.53	44
18.14	5.65	913,902	0.31	2.62		0.53	22
18.19	4.02	1,109,062	0.30	2.07		0.53	23
18.14	7.14	1,272,207	0.29	2.20	(h)	0.56	21

16.43	1.57	9,951	0.97	1.55		1.03	5
17.79	14.58	11,547	0.95	1.11		1.03	32
16.13	2.10	19,316	0.94	1.82		1.03	44
18.07	5.02	25,211	0.94	2.00		1.02	22
18.12	3.34	27,229	0.94	1.36		1.02	23
18.07	6.44	43,742	0.94	1.54	(h)	1.05	21

16.56	2.00	121,179	0.22	2.31		0.27	5
17.91	15.43	143,855	0.20	1.84		0.27	32
16.24	2.86	275,968	0.19	2.59		0.27	44
18.18	5.83	376,751	0.19	2.74		0.27	22
18.22	4.13	459,288	0.19	2.18		0.26	23
18.17	7.22	556,179	0.19	2.28	(h)	0.30	21

16.47	1.73	66,198	0.75	1.78		0.78	5
17.82	14.74	73,969	0.75	1.34		0.78	32
16.17	2.29	96,609	0.75	2.03		0.77	44
18.11	5.24	135,758	0.75	2.17		0.77	22
18.15	3.55	188,266	0.75	1.62		0.77	23
18.10	6.82	229,706	0.59	1.90	(h)	0.84	21

16.43	1.87	14,312	0.50	2.02		0.53	5
17.78	15.01	15,618	0.50	1.60		0.52	32
16.14	2.57	21,053	0.50	2.26		0.52	44
18.08	5.51	20,882	0.50	2.51		0.52	22
18.13	3.80	13,282	0.50	2.06		0.53	23
18.10	5.35	2,508	0.50	2.41	(h)	0.58	21

16.53	1.92	4,574	0.25	2.27		0.27	5
17.89	15.38	5,349	0.25	1.82		0.27	32
16.21	2.81	16,424	0.25	2.50		0.27	44
18.15	5.78	18,329	0.25	2.70		0.26	22
18.19	4.00	17,266	0.25	2.71		0.37	23
18.17	5.61	21	0.25	2.28	(h)	0.35	21

16.59	2.05	468,123	0.10	2.42		0.12	5
17.94	15.47	549,434	0.10	1.99		0.12	32
16.28	3.01	663,490	0.10	2.66		0.12	44
18.21	5.91	937,765	0.10	2.80		0.12	22
18.25	4.21	1,273,234	0.10	2.25		0.11	23
18.20	7.32	1,883,558	0.09	2.40	(h)	0.15	21

16.59	2.11	670,830	0.00	2.55		0.02	5
17.94	15.59	734,126	0.00	2.08		0.02	32
16.28	3.12	852,524	0.00	2.77		0.02	44
18.21	6.02	902,534	0.00	2.95		0.02	22
18.25	4.32	853,005	0.00	2.44		0.01	23
18.20	7.42	476,563	0.00	2.63	(h)	0.01	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2020 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$18.97	$0.20		$0.14	$0.34	$(0.28)	$(1.92)	$(2.20)
Year Ended June 30, 2021	17.14	0.31		2.38	2.69	(0.38)	(0.48)	(0.86)
Year Ended June 30, 2020	19.25	0.43		0.13	0.56	(0.44)	(2.23)	(2.67)
Year Ended June 30, 2019	19.34	0.47		0.55	1.02	(0.52)	(0.59)	(1.11)
Year Ended June 30, 2018	19.14	0.39		0.62	1.01	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)

Class C
Six Months Ended December 31, 2021 (Unaudited)	18.87	0.15		0.14	0.29	(0.22)	(1.92)	(2.14)
Year Ended June 30, 2021	17.05	0.19		2.37	2.56	(0.26)	(0.48)	(0.74)
Year Ended June 30, 2020	19.16	0.32		0.13	0.45	(0.33)	(2.23)	(2.56)
Year Ended June 30, 2019	19.26	0.35		0.55	0.90	(0.41)	(0.59)	(1.00)
Year Ended June 30, 2018	19.06	0.26		0.63	0.89	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)

Class I
Six Months Ended December 31, 2021 (Unaudited)	19.05	0.22		0.13	0.35	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.21	0.33		2.39	2.72	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2020	19.32	0.46		0.13	0.59	(0.47)	(2.23)	(2.70)
Year Ended June 30, 2019	19.41	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.20	0.42		0.63	1.05	(0.45)	(0.39)	(0.84)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	18.90	0.17		0.14	0.31	(0.25)	(1.92)	(2.17)
Year Ended June 30, 2021	17.08	0.24		2.37	2.61	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2020	19.19	0.36		0.13	0.49	(0.37)	(2.23)	(2.60)
Year Ended June 30, 2019	19.29	0.39		0.55	0.94	(0.45)	(0.59)	(1.04)
Year Ended June 30, 2018	19.09	0.31		0.62	0.93	(0.34)	(0.39)	(0.73)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	18.87	0.19		0.14	0.33	(0.27)	(1.92)	(2.19)
Year Ended June 30, 2021	17.06	0.29		2.36	2.65	(0.36)	(0.48)	(0.84)
Year Ended June 30, 2020	19.17	0.41		0.13	0.54	(0.42)	(2.23)	(2.65)
Year Ended June 30, 2019	19.29	0.46		0.52	0.98	(0.51)	(0.59)	(1.10)
Year Ended June 30, 2018	19.10	0.37		0.61	0.98	(0.40)	(0.39)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	19.01	0.23		0.12	0.35	(0.29)	(1.92)	(2.21)
Year Ended June 30, 2021	17.16	0.34		2.38	2.72	(0.39)	(0.48)	(0.87)
Year Ended June 30, 2020	19.28	0.45		0.12	0.57	(0.46)	(2.23)	(2.69)
Year Ended June 30, 2019	19.37	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.19	0.44		0.59	1.03	(0.46)	(0.39)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	19.07	0.23		0.15	0.38	(0.31)	(1.92)	(2.23)
Year Ended June 30, 2021	17.23	0.36		2.39	2.75	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2020	19.34	0.48		0.13	0.61	(0.49)	(2.23)	(2.72)
Year Ended June 30, 2019	19.43	0.52		0.55	1.07	(0.57)	(0.59)	(1.16)
Year Ended June 30, 2018	19.22	0.43		0.64	1.07	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	19.08	0.25		0.13	0.38	(0.32)	(1.92)	(2.24)
Year Ended June 30, 2021	17.23	0.38		2.40	2.78	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2020	19.34	0.50		0.13	0.63	(0.51)	(2.23)	(2.74)
Year Ended June 30, 2019	19.44	0.55		0.53	1.08	(0.59)	(0.59)	(1.18)
Year Ended June 30, 2018	19.23	0.47		0.62	1.09	(0.49)	(0.39)	(0.88)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$17.11	1.88%	$608,215	0.40%	2.12%		0.52%		6%
18.97	15.90	723,758	0.38	1.68		0.52		33
17.14	2.87	1,016,969	0.37	2.39		0.52		45
19.25	5.74	1,329,583	0.36	2.49		0.52		23
19.34	5.24	1,575,073	0.34	1.97		0.52		23
19.14	9.55	1,698,639	0.31	2.03	(h)	0.54		20

17.02	1.64	13,623	1.00	1.53		1.03		6
18.87	15.18	15,662	0.98	1.04		1.02		33
17.05	2.26	26,138	0.97	1.80		1.03		45
19.16	5.08	32,725	0.96	1.87		1.02		23
19.26	4.60	35,803	0.96	1.31		1.02		23
19.06	8.86	47,920	0.96	1.37	(h)	1.06		20

17.19	1.94	222,854	0.25	2.28		0.27		6
19.05	16.06	279,318	0.23	1.80		0.26		33
17.21	3.01	500,145	0.22	2.54		0.26		45
19.32	5.88	657,042	0.21	2.64		0.27		23
19.41	5.41	794,082	0.21	2.11		0.26		23
19.20	9.68	894,064	0.21	2.15	(h)	0.29		20

17.04	1.71	117,750	0.75	1.81		0.77		6
18.90	15.48	132,238	0.75	1.32		0.77		33
17.08	2.47	164,523	0.75	2.01		0.77		45
19.19	5.27	235,222	0.75	2.08		0.77		23
19.29	4.82	336,321	0.75	1.57		0.76		23
19.09	9.24	379,082	0.60	1.75	(h)	0.81		20

17.01	1.84	32,725	0.50	2.06		0.52		6
18.87	15.74	36,610	0.50	1.57		0.51		33
17.06	2.75	43,462	0.50	2.28		0.52		45
19.17	5.51	45,957	0.50	2.45		0.52		23
19.29	5.10	18,588	0.50	1.90		0.52		23
19.10	7.31	4,816	0.50	1.82	(h)	0.54		20

17.15	1.94	8,078	0.25	2.37		0.27		6
19.01	16.11	10,965	0.25	1.83		0.26		33
17.16	2.94	27,376	0.25	2.48		0.26		45
19.28	5.86	39,275	0.25	2.65		0.26		23
19.37	5.31	33,799	0.25	2.26		0.29		23
19.19	7.54	27	0.25	2.35	(h)	0.35		20

17.22	2.07	907,987	0.10	2.45		0.12		6
19.07	16.22	1,039,921	0.10	1.97		0.11		33
17.23	3.13	1,300,373	0.10	2.64		0.11		45
19.34	5.99	1,815,333	0.10	2.73		0.11		23
19.43	5.52	2,456,985	0.10	2.19		0.11		23
19.22	9.80	3,406,307	0.09	2.26	(h)	0.13		20

17.22	2.06	1,176,549	0.00	2.57		0.02		6
19.08	16.40	1,294,883	0.00	2.07		0.01		33
17.23	3.23	1,515,075	0.00	2.76		0.01		45
19.34	6.04	1,648,084	0.00	2.87		0.01		23
19.44	5.63	1,508,100	0.00	2.39		0.01		23
19.23	9.90	644,742	0.00	2.39	(h)	0.00	(j)	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2025 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$20.09	$0.21		$0.31	$0.52	$(0.34)	$(1.80)	$(2.14)
Year Ended June 30, 2021	17.34	0.29		3.31	3.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	19.22	0.41		0.06	0.47	(0.42)	(1.93)	(2.35)
Year Ended June 30, 2019	19.18	0.43		0.59	1.02	(0.49)	(0.49)	(0.98)
Year Ended June 30, 2018	18.75	0.35		0.84	1.19	(0.38)	(0.38)	(0.76)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)

Class C
Six Months Ended December 31, 2021 (Unaudited)	20.01	0.16		0.29	0.45	(0.28)	(1.80)	(2.08)
Year Ended June 30, 2021	17.27	0.17		3.31	3.48	(0.25)	(0.49)	(0.74)
Year Ended June 30, 2020	19.15	0.30		0.06	0.36	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.11	0.32		0.59	0.91	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.69	0.22		0.84	1.06	(0.26)	(0.38)	(0.64)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)

Class I
Six Months Ended December 31, 2021 (Unaudited)	20.15	0.23		0.31	0.54	(0.36)	(1.80)	(2.16)
Year Ended June 30, 2021	17.39	0.32		3.32	3.64	(0.39)	(0.49)	(0.88)
Year Ended June 30, 2020	19.27	0.44		0.06	0.50	(0.45)	(1.93)	(2.38)
Year Ended June 30, 2019	19.22	0.46		0.60	1.06	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.79	0.38		0.84	1.22	(0.41)	(0.38)	(0.79)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	20.01	0.18		0.30	0.48	(0.31)	(1.80)	(2.11)
Year Ended June 30, 2021	17.27	0.22		3.30	3.52	(0.29)	(0.49)	(0.78)
Year Ended June 30, 2020	19.15	0.34		0.06	0.40	(0.35)	(1.93)	(2.28)
Year Ended June 30, 2019	19.11	0.35		0.60	0.95	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2018	18.69	0.27		0.84	1.11	(0.31)	(0.38)	(0.69)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	20.01	0.20		0.30	0.50	(0.33)	(1.80)	(2.13)
Year Ended June 30, 2021	17.27	0.27		3.30	3.57	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	19.16	0.39		0.05	0.44	(0.40)	(1.93)	(2.33)
Year Ended June 30, 2019	19.12	0.41		0.59	1.00	(0.47)	(0.49)	(0.96)
Year Ended June 30, 2018	18.72	0.36		0.80	1.16	(0.38)	(0.38)	(0.76)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	20.11	0.22		0.30	0.52	(0.35)	(1.80)	(2.15)
Year Ended June 30, 2021	17.34	0.32		3.32	3.64	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2020	19.22	0.44		0.05	0.49	(0.44)	(1.93)	(2.37)
Year Ended June 30, 2019	19.18	0.46		0.59	1.05	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.78	0.45		0.75	1.20	(0.42)	(0.38)	(0.80)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	20.18	0.25		0.29	0.54	(0.37)	(1.80)	(2.17)
Year Ended June 30, 2021	17.41	0.35		3.33	3.68	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2020	19.29	0.46		0.06	0.52	(0.47)	(1.93)	(2.40)
Year Ended June 30, 2019	19.24	0.48		0.60	1.08	(0.54)	(0.49)	(1.03)
Year Ended June 30, 2018	18.81	0.40		0.84	1.24	(0.43)	(0.38)	(0.81)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	20.18	0.26		0.30	0.56	(0.38)	(1.80)	(2.18)
Year Ended June 30, 2021	17.41	0.37		3.33	3.70	(0.44)	(0.49)	(0.93)
Year Ended June 30, 2020	19.29	0.48		0.06	0.54	(0.49)	(1.93)	(2.42)
Year Ended June 30, 2019	19.24	0.50		0.60	1.10	(0.56)	(0.49)	(1.05)
Year Ended June 30, 2018	18.82	0.43		0.82	1.25	(0.45)	(0.38)	(0.83)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$18.47	2.69%	$984,847	0.43%	2.05%		0.52%		7%
20.09	21.06	1,147,634	0.41	1.52		0.52		32
17.34	2.22	1,348,331	0.40	2.25		0.52		51
19.22	5.80	1,618,745	0.38	2.28		0.52		24
19.18	6.33	1,802,572	0.36	1.78		0.52		26
18.75	11.42	1,839,098	0.32	1.88	(h)	0.54		16

18.38	2.37	25,980	1.00	1.54		1.03		7
20.01	20.39	27,048	1.00	0.91		1.02		32
17.27	1.62	30,825	0.99	1.64		1.03		51
19.15	5.20	35,802	0.97	1.69		1.02		24
19.11	5.65	39,725	0.97	1.13		1.03		26
18.69	10.79	50,948	0.97	1.22	(h)	1.05		16

18.53	2.77	303,568	0.25	2.24		0.27		7
20.15	21.25	379,329	0.25	1.66		0.26		32
17.39	2.37	608,686	0.24	2.40		0.26		51
19.27	6.01	760,817	0.22	2.45		0.26		24
19.22	6.47	870,554	0.22	1.93		0.26		26
18.79	11.56	928,710	0.22	1.97	(h)	0.29		16

18.38	2.49	172,469	0.75	1.76		0.77		7
20.01	20.68	192,084	0.75	1.18		0.77		32
17.27	1.86	220,376	0.75	1.90		0.77		51
19.15	5.42	282,956	0.75	1.90		0.77		24
19.11	5.89	360,270	0.75	1.39		0.76		26
18.69	11.13	384,486	0.61	1.60	(h)	0.81		16

18.38	2.62	29,873	0.50	1.97		0.52		7
20.01	21.00	36,301	0.50	1.44		0.52		32
17.27	2.07	43,901	0.50	2.17		0.52		51
19.16	5.72	41,862	0.50	2.21		0.52		24
19.12	6.15	26,624	0.50	1.83		0.52		26
18.72	8.92	3,645	0.50	1.56	(h)	0.56		16

18.48	2.72	12,321	0.25	2.15		0.27		7
20.11	21.32	17,587	0.25	1.69		0.26		32
17.34	2.37	39,366	0.25	2.40		0.26		51
19.22	5.95	36,267	0.25	2.47		0.26		24
19.18	6.39	23,227	0.25	2.33		0.27		26
18.78	9.09	185	0.25	1.95	(h)	0.34		16

18.55	2.80	1,383,115	0.10	2.42		0.11		7
20.18	21.48	1,540,051	0.10	1.84		0.11		32
17.41	2.51	1,741,634	0.10	2.52		0.11		51
19.29	6.13	2,183,769	0.10	2.54		0.11		24
19.24	6.59	2,693,857	0.10	2.02		0.11		26
18.81	11.69	3,347,239	0.09	2.12	(h)	0.13		16

18.56	2.90	2,167,053	0.00	2.56		0.01		7
20.18	21.61	2,237,064	0.00	1.94		0.01		32
17.41	2.61	2,278,065	0.00	2.64		0.01		51
19.29	6.24	2,280,809	0.00	2.68		0.01		24
19.24	6.64	1,875,060	0.00	2.20		0.01		26
18.82	11.85	796,239	0.00	2.26	(h)	0.00	(j)	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2030 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$21.89	$0.23		$0.48	$0.71	$(0.40)	$(1.95)	$(2.35)
Year Ended June 30, 2021	18.17	0.28		4.27	4.55	(0.34)	(0.49)	(0.83)
Year Ended June 30, 2020	21.00	0.41		(0.01)	0.40	(0.42)	(2.81)	(3.23)
Year Ended June 30, 2019	21.03	0.43		0.67	1.10	(0.50)	(0.63)	(1.13)
Year Ended June 30, 2018	20.33	0.34		1.24	1.58	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)

Class C
Six Months Ended December 31, 2021 (Unaudited)	21.64	0.17		0.47	0.64	(0.34)	(1.95)	(2.29)
Year Ended June 30, 2021	17.96	0.15		4.24	4.39	(0.22)	(0.49)	(0.71)
Year Ended June 30, 2020	20.80	0.30		(0.02)	0.28	(0.31)	(2.81)	(3.12)
Year Ended June 30, 2019	20.84	0.30		0.67	0.97	(0.38)	(0.63)	(1.01)
Year Ended June 30, 2018	20.15	0.20		1.24	1.44	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)

Class I
Six Months Ended December 31, 2021 (Unaudited)	21.97	0.25		0.48	0.73	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.22	0.31		4.30	4.61	(0.37)	(0.49)	(0.86)
Year Ended June 30, 2020	21.06	0.45		(0.03)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.08	0.46		0.68	1.14	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.38	0.37		1.24	1.61	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	21.80	0.20		0.47	0.67	(0.37)	(1.95)	(2.32)
Year Ended June 30, 2021	18.09	0.21		4.26	4.47	(0.27)	(0.49)	(0.76)
Year Ended June 30, 2020	20.92	0.35		(0.02)	0.33	(0.35)	(2.81)	(3.16)
Year Ended June 30, 2019	20.96	0.35		0.66	1.01	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.26	0.26		1.23	1.49	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	21.80	0.23		0.47	0.70	(0.39)	(1.95)	(2.34)
Year Ended June 30, 2021	18.10	0.26		4.26	4.52	(0.33)	(0.49)	(0.82)
Year Ended June 30, 2020	20.94	0.40		(0.03)	0.37	(0.40)	(2.81)	(3.21)
Year Ended June 30, 2019	20.98	0.42		0.66	1.08	(0.49)	(0.63)	(1.12)
Year Ended June 30, 2018	20.30	0.33		1.21	1.54	(0.38)	(0.48)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	21.93	0.25		0.48	0.73	(0.42)	(1.95)	(2.37)
Year Ended June 30, 2021	18.18	0.31		4.29	4.60	(0.36)	(0.49)	(0.85)
Year Ended June 30, 2020	21.02	0.43		(0.01)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.05	0.46		0.67	1.13	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.36	0.39		1.22	1.61	(0.44)	(0.48)	(0.92)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	22.04	0.27		0.48	0.75	(0.44)	(1.95)	(2.39)
Year Ended June 30, 2021	18.28	0.34		4.32	4.66	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	21.11	0.47		(0.01)	0.46	(0.48)	(2.81)	(3.29)
Year Ended June 30, 2019	21.14	0.49		0.67	1.16	(0.56)	(0.63)	(1.19)
Year Ended June 30, 2018	20.43	0.40		1.24	1.64	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	22.03	0.29		0.47	0.76	(0.45)	(1.95)	(2.40)
Year Ended June 30, 2021	18.27	0.37		4.31	4.68	(0.43)	(0.49)	(0.92)
Year Ended June 30, 2020	21.11	0.49		(0.02)	0.47	(0.50)	(2.81)	(3.31)
Year Ended June 30, 2019	21.13	0.51		0.68	1.19	(0.58)	(0.63)	(1.21)
Year Ended June 30, 2018	20.42	0.43		1.23	1.66	(0.47)	(0.48)	(0.95)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$20.25	3.35%	$1,159,710	0.43%	2.07%		0.52%		8%
21.89	25.39	1,310,223	0.41	1.35		0.52		38
18.17	1.39	1,502,785	0.40	2.13		0.52		51
21.00	5.82	1,817,991	0.38	2.09		0.52		19
21.03	7.74	1,996,352	0.36	1.61		0.52		30
20.33	13.21	1,989,716	0.32	1.77	(h)	0.55		26

19.99	3.05	21,719	1.00	1.55		1.03		8
21.64	24.72	22,367	1.00	0.76		1.03		38
17.96	0.73	27,199	0.99	1.56		1.03		51
20.80	5.21	34,612	0.97	1.48		1.02		19
20.84	7.10	37,658	0.97	0.95		1.03		30
20.15	12.48	46,298	0.97	1.12	(h)	1.07		26

20.33	3.43	411,100	0.25	2.26		0.26		8
21.97	25.69	498,963	0.25	1.50		0.26		38
18.22	1.49	667,687	0.24	2.29		0.26		51
21.06	6.02	842,817	0.22	2.25		0.26		19
21.08	7.87	941,298	0.22	1.76		0.26		30
20.38	13.34	999,965	0.22	1.88	(h)	0.30		26

20.15	3.15	249,712	0.75	1.80		0.77		8
21.80	25.04	265,500	0.75	1.02		0.76		38
18.09	1.03	279,698	0.75	1.79		0.76		51
20.92	5.39	376,464	0.75	1.70		0.77		19
20.96	7.35	481,236	0.75	1.22		0.76		30
20.26	12.87	492,666	0.61	1.48	(h)	0.82		26

20.16	3.33	69,193	0.50	2.06		0.51		8
21.80	25.30	73,364	0.50	1.30		0.51		38
18.10	1.25	68,796	0.50	2.06		0.51		51
20.94	5.72	65,515	0.50	2.04		0.52		19
20.98	7.57	26,714	0.50	1.54		0.52		30
20.30	10.44	5,048	0.50	1.28	(h)	0.53		26

20.29	3.44	19,832	0.25	2.29		0.27		8
21.93	25.69	22,446	0.25	1.53		0.26		38
18.18	1.49	45,528	0.25	2.19		0.26		51
21.02	5.97	61,313	0.25	2.26		0.26		19
21.05	7.90	41,513	0.25	1.81		0.29		30
20.36	10.62	35	0.25	2.13	(h)	0.35		26

20.40	3.49	1,835,546	0.10	2.45		0.11		8
22.04	25.86	1,978,329	0.10	1.68		0.11		38
18.28	1.68	1,978,378	0.10	2.41		0.11		51
21.11	6.09	2,387,637	0.10	2.36		0.11		19
21.14	8.03	2,869,583	0.10	1.86		0.11		30
20.43	13.51	3,803,505	0.09	2.01	(h)	0.14		26

20.39	3.54	2,523,799	0.00	2.59		0.01		8
22.03	26.00	2,510,192	0.00	1.78		0.01		38
18.27	1.73	2,363,567	0.00	2.52		0.01		51
21.11	6.24	2,387,434	0.00	2.48		0.01		19
21.13	8.14	1,970,018	0.00	2.02		0.01		30
20.42	13.56	706,065	0.00	2.12	(h)	0.00	(j)	26

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2035 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$23.65	$0.26		$0.62	$0.88	$(0.48)	$(3.01)	$(3.49)
Year Ended June 30, 2021	18.76	0.28		5.60	5.88	(0.35)	(0.64)	(0.99)
Year Ended June 30, 2020	20.40	0.33		(0.02)	0.31	(0.35)	(1.60)	(1.95)
Year Ended June 30, 2019	20.43	0.38		0.58	0.96	(0.46)	(0.53)	(0.99)
Year Ended June 30, 2018	19.62	0.30		1.31	1.61	(0.36)	(0.44)	(0.80)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)

Class C
Six Months Ended December 31, 2021 (Unaudited)	23.41	0.20		0.59	0.79	(0.43)	(3.01)	(3.44)
Year Ended June 30, 2021	18.59	0.15		5.54	5.69	(0.23)	(0.64)	(0.87)
Year Ended June 30, 2020	20.23	0.22		(0.02)	0.20	(0.24)	(1.60)	(1.84)
Year Ended June 30, 2019	20.26	0.26		0.59	0.85	(0.35)	(0.53)	(0.88)
Year Ended June 30, 2018	19.47	0.17		1.29	1.46	(0.23)	(0.44)	(0.67)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)

Class I
Six Months Ended December 31, 2021 (Unaudited)	23.80	0.29		0.61	0.90	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.87	0.32		5.63	5.95	(0.38)	(0.64)	(1.02)
Year Ended June 30, 2020	20.51	0.37		(0.02)	0.35	(0.39)	(1.60)	(1.99)
Year Ended June 30, 2019	20.53	0.42		0.59	1.01	(0.50)	(0.53)	(1.03)
Year Ended June 30, 2018	19.71	0.34		1.31	1.65	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	23.57	0.23		0.60	0.83	(0.45)	(3.01)	(3.46)
Year Ended June 30, 2021	18.70	0.21		5.57	5.78	(0.27)	(0.64)	(0.91)
Year Ended June 30, 2020	20.34	0.27		(0.02)	0.25	(0.29)	(1.60)	(1.89)
Year Ended June 30, 2019	20.37	0.30		0.59	0.89	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.57	0.22		1.30	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	23.54	0.26		0.60	0.86	(0.47)	(3.01)	(3.48)
Year Ended June 30, 2021	18.68	0.27		5.56	5.83	(0.33)	(0.64)	(0.97)
Year Ended June 30, 2020	20.32	0.32		(0.02)	0.30	(0.34)	(1.60)	(1.94)
Year Ended June 30, 2019	20.36	0.37		0.57	0.94	(0.45)	(0.53)	(0.98)
Year Ended June 30, 2018	19.57	0.32		1.26	1.58	(0.35)	(0.44)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	23.75	0.27		0.64	0.91	(0.50)	(3.01)	(3.51)
Year Ended June 30, 2021	18.83	0.33		5.60	5.93	(0.37)	(0.64)	(1.01)
Year Ended June 30, 2020	20.47	0.36		(0.02)	0.34	(0.38)	(1.60)	(1.98)
Year Ended June 30, 2019	20.50	0.41		0.58	0.99	(0.49)	(0.53)	(1.02)
Year Ended June 30, 2018	19.70	0.37		1.28	1.65	(0.41)	(0.44)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	23.81	0.32		0.61	0.93	(0.52)	(3.01)	(3.53)
Year Ended June 30, 2021	18.89	0.36		5.62	5.98	(0.42)	(0.64)	(1.06)
Year Ended June 30, 2020	20.53	0.39		(0.02)	0.37	(0.41)	(1.60)	(2.01)
Year Ended June 30, 2019	20.54	0.44		0.60	1.04	(0.52)	(0.53)	(1.05)
Year Ended June 30, 2018	19.73	0.36		1.30	1.66	(0.41)	(0.44)	(0.85)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	23.81	0.34		0.60	0.94	(0.53)	(3.01)	(3.54)
Year Ended June 30, 2021	18.89	0.38		5.62	6.00	(0.44)	(0.64)	(1.08)
Year Ended June 30, 2020	20.53	0.41		(0.02)	0.39	(0.43)	(1.60)	(2.03)
Year Ended June 30, 2019	20.55	0.46		0.59	1.05	(0.54)	(0.53)	(1.07)
Year Ended June 30, 2018	19.73	0.39		1.31	1.70	(0.44)	(0.44)	(0.88)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$21.04	3.88%	$966,152	0.43%	2.21%		0.52%		13%
23.65	31.88	1,107,857	0.42	1.31		0.52		35
18.76	1.14	1,141,434	0.41	1.70		0.52		52
20.40	5.27	1,350,107	0.39	1.91		0.52		15
20.43	8.18	1,477,096	0.37	1.46		0.52		28
19.62	14.58	1,438,787	0.32	1.67	(h)	0.56		22

20.76	3.54	13,698	1.00	1.73		1.03		13
23.41	31.12	13,950	1.00	0.69		1.03		35
18.59	0.56	16,378	0.99	1.14		1.04		52
20.23	4.71	21,967	0.97	1.32		1.03		15
20.26	7.48	23,602	0.97	0.82		1.04		28
19.47	13.89	29,551	0.97	1.02	(h)	1.08		22

21.19	3.94	277,994	0.25	2.43		0.26		13
23.80	32.11	345,692	0.25	1.47		0.26		35
18.87	1.31	492,445	0.24	1.88		0.27		52
20.51	5.47	604,947	0.22	2.08		0.27		15
20.53	8.35	679,086	0.22	1.63		0.26		28
19.71	14.68	743,740	0.22	1.75	(h)	0.30		22

20.94	3.66	205,872	0.75	1.97		0.77		13
23.57	31.43	219,749	0.75	0.97		0.76		35
18.70	0.79	225,092	0.76	1.37		0.77		52
20.34	4.89	283,852	0.75	1.53		0.77		15
20.37	7.74	351,337	0.75	1.08		0.76		28
19.57	14.29	350,593	0.62	1.38	(h)	0.83		22

20.92	3.81	38,892	0.50	2.15		0.52		13
23.54	31.77	47,424	0.50	1.25		0.52		35
18.68	1.07	44,104	0.51	1.63		0.52		52
20.32	5.14	39,417	0.50	1.85		0.52		15
20.36	8.05	25,728	0.50	1.54		0.52		28
19.57	11.49	5,007	0.50	1.16	(h)	0.54		22

21.15	3.98	15,571	0.25	2.21		0.27		13
23.75	32.07	22,627	0.25	1.51		0.26		35
18.83	1.30	43,341	0.25	1.87		0.26		52
20.47	5.41	40,332	0.25	2.07		0.26		15
20.50	8.33	26,845	0.25	1.79		0.29		28
19.70	11.74	43	0.25	2.03	(h)	0.35		22

21.21	4.05	1,351,402	0.10	2.63		0.11		13
23.81	32.23	1,456,188	0.10	1.65		0.11		35
18.89	1.45	1,449,763	0.10	1.98		0.11		52
20.53	5.64	1,751,724	0.10	2.20		0.11		15
20.54	8.41	2,137,155	0.10	1.72		0.11		28
19.73	14.87	2,727,057	0.09	1.90	(h)	0.14		22

21.21	4.11	2,370,485	0.00	2.80		0.01		13
23.81	32.37	2,319,866	0.00	1.73		0.01		35
18.89	1.55	2,066,991	0.00	2.09		0.01		52
20.53	5.70	2,130,474	0.00	2.30		0.02		15
20.55	8.58	1,721,936	0.00	1.86		0.01		28
19.73	14.97	638,799	0.00	2.02	(h)	0.00	(j)	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2040 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$25.76	$0.29		$0.77	$1.06	$(0.55)	$(3.41)	$(3.96)
Year Ended June 30, 2021	19.90	0.28		6.68	6.96	(0.34)	(0.76)	(1.10)
Year Ended June 30, 2020	22.03	0.32		(0.05)	0.27	(0.35)	(2.05)	(2.40)
Year Ended June 30, 2019	22.17	0.38		0.62	1.00	(0.47)	(0.67)	(1.14)
Year Ended June 30, 2018	21.18	0.30		1.60	1.90	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)

Class C
Six Months Ended December 31, 2021 (Unaudited)	25.26	0.22		0.74	0.96	(0.51)	(3.41)	(3.92)
Year Ended June 30, 2021	19.58	0.13		6.55	6.68	(0.24)	(0.76)	(1.00)
Year Ended June 30, 2020	21.72	0.20		(0.05)	0.15	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25		0.62	0.87	(0.35)	(0.67)	(1.02)
Year Ended June 30, 2018	20.91	0.15		1.59	1.74	(0.24)	(0.54)	(0.78)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)

Class I
Six Months Ended December 31, 2021 (Unaudited)	25.85	0.32		0.77	1.09	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.97	0.31		6.71	7.02	(0.38)	(0.76)	(1.14)
Year Ended June 30, 2020	22.10	0.36		(0.06)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.23	0.42		0.63	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.24	0.34		1.59	1.93	(0.40)	(0.54)	(0.94)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	25.59	0.26		0.76	1.02	(0.53)	(3.41)	(3.94)
Year Ended June 30, 2021	19.79	0.20		6.62	6.82	(0.26)	(0.76)	(1.02)
Year Ended June 30, 2020	21.92	0.25		(0.05)	0.20	(0.28)	(2.05)	(2.33)
Year Ended June 30, 2019	22.06	0.30		0.62	0.92	(0.39)	(0.67)	(1.06)
Year Ended June 30, 2018	21.08	0.22		1.58	1.80	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	25.66	0.29		0.75	1.04	(0.54)	(3.41)	(3.95)
Year Ended June 30, 2021	19.83	0.27		6.64	6.91	(0.32)	(0.76)	(1.08)
Year Ended June 30, 2020	21.96	0.31		(0.06)	0.25	(0.33)	(2.05)	(2.38)
Year Ended June 30, 2019	22.12	0.37		0.60	0.97	(0.46)	(0.67)	(1.13)
Year Ended June 30, 2018	21.14	0.28		1.58	1.86	(0.34)	(0.54)	(0.88)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	25.81	0.29		0.79	1.08	(0.57)	(3.41)	(3.98)
Year Ended June 30, 2021	19.93	0.33		6.67	7.00	(0.36)	(0.76)	(1.12)
Year Ended June 30, 2020	22.06	0.34		(0.04)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.19	0.41		0.64	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.22	0.30		1.63	1.93	(0.42)	(0.54)	(0.96)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	25.93	0.35		0.76	1.11	(0.59)	(3.41)	(4.00)
Year Ended June 30, 2021	20.03	0.35		6.72	7.07	(0.41)	(0.76)	(1.17)
Year Ended June 30, 2020	22.16	0.39		(0.06)	0.33	(0.41)	(2.05)	(2.46)
Year Ended June 30, 2019	22.29	0.44		0.64	1.08	(0.54)	(0.67)	(1.21)
Year Ended June 30, 2018	21.29	0.36		1.61	1.97	(0.43)	(0.54)	(0.97)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	25.93	0.37		0.75	1.12	(0.60)	(3.41)	(4.01)
Year Ended June 30, 2021	20.03	0.38		6.72	7.10	(0.44)	(0.76)	(1.20)
Year Ended June 30, 2020	22.16	0.41		(0.06)	0.35	(0.43)	(2.05)	(2.48)
Year Ended June 30, 2019	22.29	0.47		0.63	1.10	(0.56)	(0.67)	(1.23)
Year Ended June 30, 2018	21.29	0.39		1.60	1.99	(0.45)	(0.54)	(0.99)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$22.86	4.30%	$918,983	0.43%	2.22%		0.52%		13%
25.76	35.63	1,024,243	0.42	1.19		0.52		33
19.90	0.66	1,088,646	0.41	1.54		0.52		50
22.03	5.15	1,324,589	0.39	1.76		0.52		14
22.17	8.91	1,431,801	0.37	1.35		0.52		29
21.18	15.94	1,405,514	0.32	1.56	(h)	0.58		24

22.30	4.01	15,943	1.00	1.74		1.03		13
25.26	34.75	15,949	1.00	0.58		1.04		33
19.58	0.08	16,763	0.99	0.98		1.04		50
21.72	4.59	22,117	0.97	1.17		1.03		14
21.87	8.25	23,744	0.97	0.69		1.04		29
20.91	15.18	28,920	0.97	0.94	(h)	1.11		24

22.96	4.41	351,750	0.25	2.43		0.26		13
25.85	35.83	437,592	0.25	1.32		0.26		33
19.97	0.82	488,471	0.24	1.73		0.27		50
22.10	5.36	616,461	0.22	1.93		0.27		14
22.23	9.05	701,619	0.22	1.51		0.26		29
21.24	16.05	738,940	0.22	1.67	(h)	0.32		24

22.67	4.17	188,465	0.75	1.97		0.77		13
25.59	35.12	199,824	0.75	0.86		0.77		33
19.79	0.30	200,654	0.76	1.22		0.77		50
21.92	4.79	269,143	0.75	1.38		0.77		14
22.06	8.50	352,348	0.75	0.97		0.77		29
21.08	15.62	358,746	0.62	1.28	(h)	0.85		24

22.75	4.26	62,332	0.50	2.26		0.52		13
25.66	35.52	65,461	0.50	1.15		0.51		33
19.83	0.57	57,891	0.51	1.51		0.52		50
21.96	5.02	54,428	0.50	1.72		0.52		14
22.12	8.77	20,650	0.50	1.26		0.52		29
21.14	12.58	9,292	0.50	0.79	(h)	0.54		24

22.91	4.38	12,001	0.25	2.22		0.27		13
25.81	35.83	15,979	0.25	1.43		0.26		33
19.93	0.82	35,248	0.26	1.65		0.27		50
22.06	5.36	42,792	0.25	1.91		0.26		14
22.19	9.04	32,538	0.25	1.34		0.28		29
21.22	12.80	45	0.25	1.93	(h)	0.35		24

23.04	4.48	1,568,935	0.10	2.64		0.11		13
25.93	36.03	1,668,542	0.10	1.51		0.11		33
20.03	0.96	1,521,908	0.11	1.84		0.12		50
22.16	5.48	1,803,566	0.10	2.06		0.12		14
22.29	9.20	2,173,497	0.10	1.62		0.11		29
21.29	16.22	2,933,133	0.09	1.80	(h)	0.15		24

23.04	4.53	2,205,480	0.00	2.81		0.01		13
25.93	36.17	2,166,737	0.00	1.61		0.01		33
20.03	1.06	1,899,514	0.01	1.94		0.02		50
22.16	5.58	2,006,280	0.00	2.16		0.02		14
22.29	9.31	1,639,250	0.00	1.71		0.01		29
21.29	16.33	549,101	0.00	1.87	(h)	0.00	(j)	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2045 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$25.52	$0.28		$0.90	$1.18	$(0.59)	$(3.18)	$(3.77)
Year Ended June 30, 2021	19.19	0.24		7.07	7.31	(0.30)	(0.68)	(0.98)
Year Ended June 30, 2020	21.10	0.29		(0.14)	0.15	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2019	21.09	0.35		0.61	0.96	(0.44)	(0.51)	(0.95)
Year Ended June 30, 2018	20.08	0.28		1.54	1.82	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)

Class C
Six Months Ended December 31, 2021 (Unaudited)	25.12	0.20		0.88	1.08	(0.55)	(3.18)	(3.73)
Year Ended June 30, 2021	18.96	0.10		6.98	7.08	(0.24)	(0.68)	(0.92)
Year Ended June 30, 2020	20.91	0.17		(0.15)	0.02	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22		0.62	0.84	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14		1.54	1.68	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)

Class I
Six Months Ended December 31, 2021 (Unaudited)	25.63	0.31		0.89	1.20	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.27	0.28		7.09	7.37	(0.33)	(0.68)	(1.01)
Year Ended June 30, 2020	21.18	0.33		(0.15)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.17	0.38		0.62	1.00	(0.48)	(0.51)	(0.99)
Year Ended June 30, 2018	20.15	0.31		1.55	1.86	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	25.37	0.25		0.86	1.11	(0.57)	(3.18)	(3.75)
Year Ended June 30, 2021	19.10	0.16		7.04	7.20	(0.25)	(0.68)	(0.93)
Year Ended June 30, 2020	21.02	0.22		(0.14)	0.08	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27		0.61	0.88	(0.37)	(0.51)	(0.88)
Year Ended June 30, 2018	20.01	0.20		1.54	1.74	(0.26)	(0.47)	(0.73)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	25.42	0.28		0.88	1.16	(0.59)	(3.18)	(3.77)
Year Ended June 30, 2021	19.12	0.23		7.03	7.26	(0.28)	(0.68)	(0.96)
Year Ended June 30, 2020	21.03	0.28		(0.15)	0.13	(0.30)	(1.74)	(2.04)
Year Ended June 30, 2019	21.03	0.33		0.61	0.94	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.04	0.28		1.51	1.79	(0.33)	(0.47)	(0.80)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	25.58	0.26		0.94	1.20	(0.60)	(3.18)	(3.78)
Year Ended June 30, 2021	19.22	0.29		7.07	7.36	(0.32)	(0.68)	(1.00)
Year Ended June 30, 2020	21.13	0.32		(0.14)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.13	0.37		0.61	0.98	(0.47)	(0.51)	(0.98)
Year Ended June 30, 2018	20.13	0.34		1.52	1.86	(0.39)	(0.47)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	25.66	0.34		0.88	1.22	(0.61)	(3.18)	(3.79)
Year Ended June 30, 2021	19.29	0.32		7.10	7.42	(0.37)	(0.68)	(1.05)
Year Ended June 30, 2020	21.20	0.35		(0.14)	0.21	(0.38)	(1.74)	(2.12)
Year Ended June 30, 2019	21.19	0.41		0.61	1.02	(0.50)	(0.51)	(1.01)
Year Ended June 30, 2018	20.17	0.34		1.55	1.89	(0.40)	(0.47)	(0.87)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	25.65	0.36		0.88	1.24	(0.62)	(3.18)	(3.80)
Year Ended June 30, 2021	19.28	0.34		7.10	7.44	(0.39)	(0.68)	(1.07)
Year Ended June 30, 2020	21.20	0.37		(0.15)	0.22	(0.40)	(1.74)	(2.14)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.51)	(1.03)
Year Ended June 30, 2018	20.16	0.35		1.56	1.91	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$22.93	4.82%	$716,066	0.43%	2.20%		0.52%		15%
25.52	38.75	793,971	0.42	1.07		0.52		32
19.19	0.12	770,111	0.41	1.45		0.53		51
21.10	5.17	879,444	0.39	1.70		0.52		16
21.09	9.03	947,727	0.37	1.29		0.53		26
20.08	16.06	886,621	0.32	1.55	(h)	0.60		20

22.47	4.52	9,193	1.00	1.58		1.04		15
25.12	37.99	10,242	1.00	0.46		1.04		32
18.96	(0.50)	11,130	0.99	0.88		1.05		51
20.91	4.58	13,398	0.97	1.07		1.04		16
20.92	8.38	14,190	0.97	0.65		1.06		26
19.93	15.27	17,075	0.97	0.90	(h)	1.12		20

23.05	4.88	208,187	0.25	2.37		0.27		15
25.63	38.97	298,715	0.25	1.23		0.27		32
19.27	0.29	358,214	0.24	1.65		0.27		51
21.18	5.32	416,712	0.22	1.84		0.27		16
21.17	9.20	460,024	0.22	1.47		0.27		26
20.15	16.17	497,881	0.22	1.62	(h)	0.34		20

22.73	4.57	151,561	0.75	1.92		0.77		15
25.37	38.36	165,130	0.75	0.71		0.77		32
19.10	(0.24)	157,856	0.76	1.12		0.77		51
21.02	4.75	192,013	0.75	1.32		0.77		16
21.02	8.65	232,508	0.75	0.92		0.77		26
20.01	15.73	234,513	0.62	1.26	(h)	0.88		20

22.81	4.74	25,687	0.50	2.19		0.52		15
25.42	38.65	29,888	0.50	1.01		0.52		32
19.12	0.04	28,735	0.51	1.39		0.53		51
21.03	5.05	24,908	0.50	1.61		0.53		16
21.03	8.90	15,215	0.50	1.30		0.53		26
20.04	12.70	3,040	0.50	0.84	(h)	0.53		20

23.00	4.88	7,703	0.25	2.01		0.27		15
25.58	39.01	11,680	0.25	1.29		0.27		32
19.22	0.28	22,576	0.26	1.62		0.27		51
21.13	5.28	18,666	0.25	1.81		0.27		16
21.13	9.20	10,785	0.25	1.56		0.30		26
20.13	12.92	35	0.25	1.91	(h)	0.35		20

23.09	4.96	1,053,139	0.10	2.63		0.12		15
25.66	39.20	1,103,307	0.10	1.41		0.12		32
19.29	0.43	1,036,265	0.10	1.73		0.12		51
21.20	5.45	1,230,281	0.10	1.99		0.12		16
21.19	9.32	1,418,444	0.10	1.58		0.11		26
20.17	16.36	1,826,905	0.09	1.78	(h)	0.16		20

23.09	5.05	1,774,046	0.00	2.80		0.02		15
25.65	39.36	1,706,379	0.00	1.48		0.02		32
19.28	0.48	1,442,523	0.00	1.84		0.02		51
21.20	5.60	1,598,285	0.00	2.08		0.02		16
21.18	9.44	1,238,000	0.00	1.65		0.02		26
20.16	16.41	438,343	0.00	1.89	(h)	0.00	(j)	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2050 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$25.66	$0.28		$0.88	$1.16	$(0.59)	$(3.14)	$(3.73)
Year Ended June 30, 2021	19.30	0.25		7.10	7.35	(0.29)	(0.70)	(0.99)
Year Ended June 30, 2020	21.14	0.29		(0.15)	0.14	(0.32)	(1.66)	(1.98)
Year Ended June 30, 2019	21.06	0.35		0.62	0.97	(0.44)	(0.45)	(0.89)
Year Ended June 30, 2018	20.04	0.28		1.54	1.82	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)

Class C
Six Months Ended December 31, 2021 (Unaudited)	25.22	0.22		0.85	1.07	(0.56)	(3.14)	(3.70)
Year Ended June 30, 2021	19.05	0.09		7.02	7.11	(0.24)	(0.70)	(0.94)
Year Ended June 30, 2020	20.92	0.17		(0.15)	0.02	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23		0.61	0.84	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14		1.54	1.68	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)

Class I
Six Months Ended December 31, 2021 (Unaudited)	25.77	0.32		0.87	1.19	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.38	0.28		7.14	7.42	(0.33)	(0.70)	(1.03)
Year Ended June 30, 2020	21.22	0.33		(0.16)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.14	0.38		0.63	1.01	(0.48)	(0.45)	(0.93)
Year Ended June 30, 2018	20.10	0.32		1.55	1.87	(0.37)	(0.46)	(0.83)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	25.48	0.25		0.87	1.12	(0.57)	(3.14)	(3.71)
Year Ended June 30, 2021	19.20	0.16		7.07	7.23	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2020	21.05	0.23		(0.16)	0.07	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27		0.62	0.89	(0.37)	(0.45)	(0.82)
Year Ended June 30, 2018	19.96	0.19		1.55	1.74	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	25.55	0.28		0.88	1.16	(0.59)	(3.14)	(3.73)
Year Ended June 30, 2021	19.23	0.24		7.06	7.30	(0.28)	(0.70)	(0.98)
Year Ended June 30, 2020	21.07	0.29		(0.17)	0.12	(0.30)	(1.66)	(1.96)
Year Ended June 30, 2019	21.00	0.32		0.63	0.95	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	19.99	0.26		1.53	1.79	(0.32)	(0.46)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	25.73	0.29		0.91	1.20	(0.60)	(3.14)	(3.74)
Year Ended June 30, 2021	19.34	0.29		7.11	7.40	(0.31)	(0.70)	(1.01)
Year Ended June 30, 2020	21.18	0.30		(0.13)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.11	0.37		0.62	0.99	(0.47)	(0.45)	(0.92)
Year Ended June 30, 2018	20.10	0.24		1.61	1.85	(0.38)	(0.46)	(0.84)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	25.82	0.34		0.88	1.22	(0.62)	(3.14)	(3.76)
Year Ended June 30, 2021	19.41	0.32		7.15	7.47	(0.36)	(0.70)	(1.06)
Year Ended June 30, 2020	21.25	0.35		(0.15)	0.20	(0.38)	(1.66)	(2.04)
Year Ended June 30, 2019	21.17	0.41		0.62	1.03	(0.50)	(0.45)	(0.95)
Year Ended June 30, 2018	20.13	0.34		1.55	1.89	(0.39)	(0.46)	(0.85)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	25.83	0.36		0.87	1.23	(0.63)	(3.14)	(3.77)
Year Ended June 30, 2021	19.42	0.34		7.16	7.50	(0.39)	(0.70)	(1.09)
Year Ended June 30, 2020	21.26	0.37		(0.15)	0.22	(0.40)	(1.66)	(2.06)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.45)	(0.97)
Year Ended June 30, 2018	20.14	0.34		1.58	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$23.09	4.73%	$557,463	0.43%	2.15%		0.53%	16%
25.66	38.77	622,310	0.42	1.08		0.52	33
19.30	0.11	669,044	0.41	1.44		0.53	50
21.14	5.17	776,437	0.39	1.70		0.53	15
21.06	9.04	795,191	0.37	1.30		0.53	25
20.04	16.01	721,383	0.32	1.55	(h)	0.66	20

22.59	4.44	9,837	1.00	1.72		1.05	16
25.22	37.97	9,790	1.00	0.39		1.06	33
19.05	(0.47)	10,868	0.99	0.88		1.06	50
20.92	4.54	14,549	0.97	1.11		1.05	15
20.87	8.41	14,612	0.97	0.68		1.07	25
19.87	15.23	16,782	0.97	0.90	(h)	1.16	20

23.22	4.83	262,910	0.25	2.41		0.27	16
25.77	38.99	341,114	0.25	1.20		0.27	33
19.38	0.27	351,331	0.24	1.63		0.27	50
21.22	5.33	412,675	0.22	1.84		0.27	15
21.14	9.27	439,081	0.22	1.48		0.27	25
20.10	16.06	437,690	0.22	1.67	(h)	0.41	20

22.89	4.61	136,776	0.75	1.96		0.77	16
25.48	38.33	143,149	0.75	0.71		0.77	33
19.20	(0.25)	141,456	0.76	1.14		0.78	50
21.05	4.76	185,990	0.75	1.33		0.77	15
20.98	8.66	211,291	0.75	0.92		0.77	25
19.96	15.62	204,684	0.62	1.26	(h)	0.93	20

22.98	4.74	29,912	0.50	2.20		0.52	16
25.55	38.64	32,912	0.50	1.05		0.52	33
19.23	0.02	28,624	0.51	1.44		0.53	50
21.07	5.06	29,624	0.50	1.58		0.53	15
21.00	8.91	16,637	0.50	1.21		0.52	25
19.99	12.59	6,021	0.50	0.72	(h)	0.58	20

23.19	4.87	8,571	0.25	2.23		0.27	16
25.73	38.98	10,679	0.25	1.26		0.27	33
19.34	0.27	21,884	0.25	1.46		0.27	50
21.18	5.27	32,117	0.25	1.82		0.27	15
21.11	9.19	22,930	0.25	1.14		0.28	25
20.10	12.86	48	0.25	1.90	(h)	0.35	20

23.28	4.91	1,186,522	0.10	2.63		0.12	16
25.82	39.25	1,208,319	0.10	1.37		0.12	33
19.41	0.41	1,040,450	0.10	1.74		0.12	50
21.25	5.45	1,151,555	0.10	1.99		0.12	15
21.17	9.39	1,270,105	0.10	1.61		0.12	25
20.13	16.18	1,572,471	0.09	1.78	(h)	0.18	20

23.29	4.96	1,440,236	0.00	2.78		0.02	16
25.83	39.36	1,389,666	0.00	1.48		0.02	33
19.42	0.51	1,183,628	0.00	1.83		0.02	50
21.26	5.55	1,333,241	0.00	2.09		0.02	15
21.18	9.49	993,416	0.00	1.60		0.02	25
20.14	16.34	279,122	0.00	1.84	(h)	0.01	20

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2055 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$29.64	$0.32		$1.06	$1.38	$(0.70)	$(2.63)	$(3.33)
Year Ended June 30, 2021	22.16	0.29		8.18	8.47	(0.34)	(0.65)	(0.99)
Year Ended June 30, 2020	23.80	0.33		(0.19)	0.14	(0.37)	(1.41)	(1.78)
Year Ended June 30, 2019	23.52	0.39		0.72	1.11	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2018	22.30	0.31		1.71	2.02	(0.38)	(0.42)	(0.80)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)

Class C
Six Months Ended December 31, 2021 (Unaudited)	29.29	0.26		1.02	1.28	(0.67)	(2.63)	(3.30)
Year Ended June 30, 2021	21.99	0.12		8.11	8.23	(0.28)	(0.65)	(0.93)
Year Ended June 30, 2020	23.66	0.21		(0.20)	0.01	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24		0.73	0.97	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17		1.70	1.87	(0.25)	(0.42)	(0.67)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)

Class I
Six Months Ended December 31, 2021 (Unaudited)	29.70	0.36		1.06	1.42	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.21	0.33		8.19	8.52	(0.38)	(0.65)	(1.03)
Year Ended June 30, 2020	23.84	0.38		(0.20)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.56	0.42		0.73	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.35		1.71	2.06	(0.41)	(0.42)	(0.83)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	29.51	0.28		1.04	1.32	(0.68)	(2.63)	(3.31)
Year Ended June 30, 2021	22.11	0.19		8.15	8.34	(0.29)	(0.65)	(0.94)
Year Ended June 30, 2020	23.75	0.25		(0.18)	0.07	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31		0.72	1.03	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2018	22.26	0.22		1.70	1.92	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	29.54	0.32		1.04	1.36	(0.70)	(2.63)	(3.33)
Year Ended June 30, 2021	22.10	0.26		8.15	8.41	(0.32)	(0.65)	(0.97)
Year Ended June 30, 2020	23.73	0.33		(0.20)	0.13	(0.35)	(1.41)	(1.76)
Year Ended June 30, 2019	23.46	0.36		0.73	1.09	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.26	0.29		1.69	1.98	(0.36)	(0.42)	(0.78)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	29.68	0.29		1.12	1.41	(0.72)	(2.63)	(3.35)
Year Ended June 30, 2021	22.18	0.34		8.17	8.51	(0.36)	(0.65)	(1.01)
Year Ended June 30, 2020	23.81	0.37		(0.19)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.53	0.43		0.72	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.29		1.75	2.04	(0.42)	(0.42)	(0.84)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	29.73	0.40		1.03	1.43	(0.73)	(2.63)	(3.36)
Year Ended June 30, 2021	22.23	0.37		8.20	8.57	(0.42)	(0.65)	(1.07)
Year Ended June 30, 2020	23.86	0.40		(0.19)	0.21	(0.43)	(1.41)	(1.84)
Year Ended June 30, 2019	23.58	0.46		0.72	1.18	(0.56)	(0.34)	(0.90)
Year Ended June 30, 2018	22.35	0.38		1.71	2.09	(0.44)	(0.42)	(0.86)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	29.74	0.43		1.03	1.46	(0.75)	(2.63)	(3.38)
Year Ended June 30, 2021	22.24	0.39		8.21	8.60	(0.45)	(0.65)	(1.10)
Year Ended June 30, 2020	23.87	0.42		(0.18)	0.24	(0.46)	(1.41)	(1.87)
Year Ended June 30, 2019	23.58	0.48		0.73	1.21	(0.58)	(0.34)	(0.92)
Year Ended June 30, 2018	22.36	0.39		1.71	2.10	(0.46)	(0.42)	(0.88)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$27.69	4.80%	$310,513	0.42%	2.12%		0.53%	14%
29.64	38.80	353,792	0.42	1.10		0.53	35
22.16	0.13	333,643	0.41	1.46		0.54	59
23.80	5.17	337,832	0.39	1.70		0.54	11
23.52	9.01	308,278	0.37	1.30		0.55	21
22.30	15.96	230,869	0.32	1.53	(h)	0.70	17

27.27	4.48	6,771	1.00	1.76		1.06	14
29.29	37.96	6,503	1.00	0.47		1.06	35
21.99	(0.42)	5,393	0.99	0.91		1.12	59
23.66	4.56	4,894	0.97	1.06		1.09	11
23.40	8.36	4,206	0.97	0.70		1.17	21
22.20	15.20	3,626	0.97	0.89	(h)	1.31	17

27.77	4.90	117,046	0.25	2.40		0.28	14
29.70	38.98	163,327	0.25	1.24		0.28	35
22.21	0.34	164,090	0.24	1.66		0.28	59
23.84	5.33	153,011	0.22	1.81		0.28	11
23.56	9.20	153,796	0.22	1.49		0.28	21
22.33	16.05	140,666	0.22	1.60	(h)	0.42	17

27.52	4.61	102,252	0.75	1.89		0.78	14
29.51	38.29	108,729	0.75	0.72		0.78	35
22.11	(0.18)	93,217	0.76	1.11		0.79	59
23.75	4.80	98,714	0.75	1.33		0.79	11
23.47	8.57	100,046	0.75	0.92		0.79	21
22.26	15.62	83,587	0.62	1.24	(h)	0.99	17

27.57	4.73	12,180	0.50	2.16		0.54	14
29.54	38.64	14,248	0.50	1.00		0.53	35
22.10	0.09	12,681	0.50	1.46		0.55	59
23.73	5.06	11,479	0.50	1.58		0.55	11
23.46	8.86	5,694	0.50	1.24		0.57	21
22.26	12.59	1,304	0.50	0.80	(h)	0.74	17

27.74	4.86	2,558	0.25	1.94		0.28	14
29.68	38.98	4,137	0.25	1.30		0.28	35
22.18	0.33	8,754	0.25	1.63		0.29	59
23.81	5.33	6,657	0.25	1.89		0.29	11
23.53	9.12	4,320	0.25	1.21		0.33	21
22.33	12.84	23	0.25	1.93	(h)	0.35	17

27.80	4.95	568,931	0.10	2.65		0.13	14
29.73	39.20	549,015	0.10	1.41		0.13	35
22.23	0.48	458,536	0.10	1.75		0.13	59
23.86	5.46	492,994	0.10	2.00		0.13	11
23.58	9.32	466,450	0.10	1.62		0.13	21
22.35	16.23	464,633	0.09	1.77	(h)	0.20	17

27.82	5.03	863,478	0.00	2.81		0.03	14
29.74	39.32	782,080	0.00	1.47		0.03	35
22.24	0.58	599,703	0.00	1.82		0.03	59
23.87	5.60	695,353	0.00	2.09		0.03	11
23.58	9.37	439,087	0.00	1.62		0.04	21
22.36	16.32	124,562	0.00	1.85	(h)	0.01	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® 2060 Fund
Class A
Six Months Ended December 31, 2021 (Unaudited)	$23.51	$0.29		$0.83	$1.12	$(0.57)	$(1.37)	$(1.94)
Year Ended June 30, 2021	17.52	0.22		6.47	6.69	(0.26)	(0.44)	(0.70)
Year Ended June 30, 2020	18.17	0.25		(0.21)	0.04	(0.29)	(0.40)	(0.69)
Year Ended June 30, 2019	17.74	0.30		0.58	0.88	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2018	16.57	0.23		1.29	1.52	(0.28)	(0.07)	(0.35)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	—	(0.22)

Class C
Six Months Ended December 31, 2021 (Unaudited)	23.31	0.23		0.80	1.03	(0.54)	(1.37)	(1.91)
Year Ended June 30, 2021	17.43	0.08		6.45	6.53	(0.21)	(0.44)	(0.65)
Year Ended June 30, 2020	18.11	0.15		(0.21)	(0.06)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17		0.60	0.77	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10		1.31	1.41	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	—	(0.15)

Class I
Six Months Ended December 31, 2021 (Unaudited)	23.56	0.30		0.83	1.13	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.55	0.25		6.49	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.29		(0.22)	0.07	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.59	0.25		1.29	1.54	(0.30)	(0.07)	(0.37)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	—	(0.22)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	23.44	0.25		0.81	1.06	(0.55)	(1.37)	(1.92)
Year Ended June 30, 2021	17.49	0.15		6.46	6.61	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2020	18.16	0.21		(0.24)	(0.03)	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24		0.58	0.82	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.14		1.31	1.45	(0.23)	(0.07)	(0.30)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	—	(0.18)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	23.51	0.27		0.82	1.09	(0.56)	(1.37)	(1.93)
Year Ended June 30, 2021	17.52	0.21		6.47	6.68	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	18.17	0.26		(0.23)	0.03	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.74	0.28		0.58	0.86	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.58	0.21		1.28	1.49	(0.26)	(0.07)	(0.33)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	—	(0.20)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	23.55	0.24		0.90	1.14	(0.58)	(1.37)	(1.95)
Year Ended June 30, 2021	17.54	0.30		6.44	6.74	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	18.20	0.26		(0.20)	0.06	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.60	0.28		1.25	1.53	(0.30)	(0.07)	(0.37)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	—	(0.21)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	23.56	0.34		0.80	1.14	(0.59)	(1.37)	(1.96)
Year Ended June 30, 2021	17.54	0.28		6.50	6.78	(0.32)	(0.44)	(0.76)
Year Ended June 30, 2020	18.20	0.31		(0.23)	0.08	(0.34)	(0.40)	(0.74)
Year Ended June 30, 2019	17.76	0.35		0.58	0.93	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2018	16.59	0.27		1.29	1.56	(0.32)	(0.07)	(0.39)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	—	(0.24)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	23.59	0.35		0.81	1.16	(0.60)	(1.37)	(1.97)
Year Ended June 30, 2021	17.57	0.30		6.50	6.80	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	18.22	0.33		(0.22)	0.11	(0.36)	(0.40)	(0.76)
Year Ended June 30, 2019	17.78	0.37		0.58	0.95	(0.44)	(0.07)	(0.51)
Year Ended June 30, 2018	16.60	0.28		1.30	1.58	(0.33)	(0.07)	(0.40)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$22.69	4.83%	$47,726	0.43%	2.37%		0.59%	17%
23.51	38.70	50,703	0.42	1.05		0.59	36
17.52	0.03	45,390	0.41	1.42		0.66	41
18.17	5.27	27,198	0.39	1.71		0.67	12
17.74	9.14	13,161	0.38	1.31		1.27	39
16.57	12.09	2,106	0.32	0.70	(i)	1.09	116

22.43	4.48	2,873	1.01	1.97		1.10	17
23.31	37.99	1,992	1.00	0.40		1.12	36
17.43	(0.56)	1,267	0.99	0.87		1.22	41
18.11	4.65	780	0.97	0.99		1.25	12
17.70	8.45	356	0.97	0.58		1.90	39
16.57	11.54	32	0.97	0.93	(i)	2.66	116

22.74	4.86	29,461	0.26	2.53		0.32	17
23.56	38.99	50,531	0.25	1.17		0.32	36
17.55	0.20	25,175	0.24	1.64		0.39	41
18.20	5.48	13,277	0.22	1.88		0.39	12
17.76	9.24	6,673	0.22	1.42		0.94	39
16.59	12.22	2,932	0.22	1.58	(i)	1.26	116

22.58	4.60	9,865	0.76	2.10		0.84	17
23.44	38.34	9,829	0.75	0.72		0.84	36
17.49	(0.39)	5,747	0.75	1.17		0.93	41
18.16	4.91	3,816	0.75	1.38		0.91	12
17.73	8.69	2,321	0.75	0.78		1.50	39
16.58	11.84	256	0.70	0.64	(i)	1.61	116

22.67	4.72	7,564	0.51	2.29		0.59	17
23.51	38.64	7,448	0.50	0.99		0.59	36
17.52	(0.07)	4,378	0.50	1.47		0.68	41
18.17	5.18	3,361	0.50	1.58		0.71	12
17.74	8.93	1,012	0.50	1.16		1.40	39
16.58	13.32	177	0.50	1.00	(i)	1.30	116

22.74	4.90	709	0.26	1.96		0.36	17
23.55	38.98	1,255	0.25	1.44		0.36	36
17.54	0.12	1,262	0.25	1.46		0.42	41
18.20	5.47	1,818	0.25	1.87		0.41	12
17.76	9.20	351	0.25	1.54		1.15	39
16.60	13.59	23	0.25	1.82	(i)	1.57	116

22.74	4.92	106,506	0.11	2.79		0.17	17
23.56	39.25	92,080	0.10	1.31		0.17	36
17.54	0.26	55,957	0.10	1.77		0.24	41
18.20	5.60	35,100	0.10	1.99		0.23	12
17.76	9.37	16,799	0.10	1.51		0.79	39
16.59	12.34	4,073	0.10	1.06	(i)	0.73	116

22.78	5.01	288,937	0.01	2.94		0.07	17
23.59	39.32	235,256	0.00	1.41		0.08	36
17.57	0.41	139,446	0.00	1.89		0.14	41
18.22	5.69	84,379	0.00	2.12		0.13	12
17.78	9.52	34,676	0.00	1.56		0.67	39
16.60	12.46	1,599	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

90	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement® Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$120,105	$—	$—	$120,105
Investment Companies	1,670,865	—	—	1,670,865
U.S. Treasury Obligations	—	7,627	—	7,627
Short-Term Investments
Investment Companies	74,525	—	—	74,525

Total Investments in Securities	$1,865,495	$7,627	$—	$1,873,122

Appreciation in Other Financial Instruments
Futures Contracts	$3,630	$—	$—	$3,630

JPMorgan SmartRetirement® 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$196,394	$—	$—	$196,394
Investment Companies	2,760,002	—	—	2,760,002
U.S. Treasury Obligations	—	11,248	—	11,248
Short-Term Investments
Investment Companies	99,183	—	—	99,183

Total Investments in Securities	$3,055,579	$11,248	$—	$3,066,827

Appreciation in Other Financial Instruments
Futures Contracts	$5,397	$—	$—	$5,397

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$332,282	$—	$—	$332,282
Investment Companies	4,619,188	—	—	4,619,188
U.S. Treasury Obligations	—	29,426	—	29,426
Short-Term Investments
Investment Companies	78,587	—	—	78,587

Total Investments in Securities	$5,030,057	$29,426	$—	$5,059,483

Appreciation in Other Financial Instruments
Futures Contracts	$12,461	$—	$—	$12,461

JPMorgan SmartRetirement® 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$405,474	$—	$—	$405,474
Investment Companies	5,737,136	—	—	5,737,136
U.S. Treasury Obligations	—	31,334	—	31,334
Short-Term Investments
Investment Companies	127,662	—	—	127,662

Total Investments in Securities	$6,270,272	$31,334	$—	$6,301,606

Appreciation in Other Financial Instruments
Futures Contracts	$14,463	$—	$—	$14,463

JPMorgan SmartRetirement® 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$242,324	$—	$—	$242,324
Investment Companies	4,882,075	—	—	4,882,075
U.S. Treasury Obligations	—	27,698	—	27,698
Short-Term Investments
Investment Companies	114,742	—	—	114,742

Total Investments in Securities	$5,239,141	$27,698	$—	$5,266,839

Appreciation in Other Financial Instruments
Futures Contracts	$9,662	$—	$—	$9,662

92	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$248,775	$—	$—	$248,775
Investment Companies	4,938,606	—	—	4,938,606
U.S. Treasury Obligations	—	27,704	—	27,704
Short-Term Investments
Investment Companies	93,652	—	—	93,652

Total Investments in Securities	$5,281,033	$27,704	$—	$5,308,737

Appreciation in Other Financial Instruments
Futures Contracts	$10,215	$—	$—	$10,215

JPMorgan SmartRetirement® 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$180,803	$—	$—	$180,803
Investment Companies	3,677,899	—	—	3,677,899
U.S. Treasury Obligations	—	20,535	—	20,535
Short-Term Investments
Investment Companies	72,505	—	—	72,505

Total Investments in Securities	$3,931,207	$20,535	$—	$3,951,742

Appreciation in Other Financial Instruments
Futures Contracts	$7,395	$—	$—	$7,395

JPMorgan SmartRetirement® 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$174,275	$—	$—	$174,275
Investment Companies	3,380,185	—	—	3,380,185
U.S. Treasury Obligations	—	18,602	—	18,602
Short-Term Investments
Investment Companies	66,755	—	—	66,755

Total Investments in Securities	$3,621,215	$18,602	$—	$3,639,817

Appreciation in Other Financial Instruments
Futures Contracts	$6,865	$—	$—	$6,865

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$91,239	$—	$—	$91,239
Investment Companies	1,850,538	—	—	1,850,538
U.S. Treasury Obligations	—	9,697	—	9,697
Short-Term Investments
Investment Companies	36,074	—	—	36,074

Total Investments in Securities	$1,977,851	$9,697	$—	$1,987,548

Appreciation in Other Financial Instruments
Futures Contracts	$3,720	$—	$—	$3,720

JPMorgan SmartRetirement® 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$20,388	$—	$—	$20,388
Investment Companies	458,900	—	—	458,900
U.S. Treasury Obligations	—	2,571	—	2,571
Short-Term Investments
Investment Companies	13,487	—	—	13,487

Total Investments in Securities	$492,775	$2,571	$—	$495,346

Appreciation in Other Financial Instruments
Futures Contracts	$915	$—	$—	$915

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

94	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Income Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$10,379	$2,884	$6,271	$687	$856	$8,535	77	$111	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	43,853	—	6,030	1,515	(773)	38,565	420	225	—
JPMorgan Core Bond Fund Class R6 Shares (a)	536,966	12,134	65,829	611	(9,236)	474,646	40,122	5,352	3,511
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	39,796	849	2,958	(48)	(1,607)	36,032	4,680	849	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	35,531	1,198	—	—	(5,827)	30,902	813	212	986
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	32,872	1,584	—	—	(4,924)	29,532	1,541	809	774
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	39,746	1,280	2,953	(104)	(1,619)	36,350	4,739	1,279	—
JPMorgan Equity Income Fund Class R6 Shares (a)	107,569	2,621	25,771	4,990	(158)	89,251	3,741	920	1,700
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	27,305	396	2,993	(103)	77	24,682	2,758	397	—
JPMorgan High Yield Fund Class R6 Shares (a)	79,357	1,785	5,725	192	(921)	74,688	10,288	1,785	—
JPMorgan High Yield Research Enhanced ETF (a)	81,234	—	7,354	(71)	(804)	73,005	1,410	1,913	—
JPMorgan Income Fund Class R6 Shares (a)	56,262	1,011	6,900	(66)	(855)	49,452	5,266	1,011	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	161,067	1,886	22,640	1,372	403	142,088	12,929	1,886	—
JPMorgan International Equity Fund Class R6 Shares (a)	134,782	11,628	23,623	4,772	(6,334)	121,225	5,784	2,599	5,322
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	70,633	2,655	9,003	824	(1,165)	63,944	3,109	2,655	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	62,604	76	61,405	(3,780)	2,505	—	—	76	—
JPMorgan Realty Income Fund Class R6 Shares (a)	30,380	2,328	6,841	1,174	1,373	28,414	1,658	186	2,142
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	306,095	3,013	33,313	644	(4,638)	271,801	27,992	2,354	660
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	13,967	1,843	2,927	1,683	(2,952)	11,614	173	42	1,800
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	7,764	817	—	—	(1,331)	7,250	282	—	816
JPMorgan Small Cap Value Fund Class R6 Shares (a)	9,634	775	4,203	1,594	(2,313)	5,487	179	26	749
JPMorgan U.S. Equity Fund Class R6 Shares (a)	132,930	49,817	12,315	(52)	3,127	173,507	7,819	611	16,452
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	49,551	246,776	221,802	—	—	74,525	74,525	11	—

Total	$2,070,277	$347,356	$530,856	$15,834	$(37,116)	$1,865,495		$25,309	$34,912

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2020 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$16,470	$—	$4,656	$1,001	$1,543	$14,358	129	$246	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	71,627	—	11,789	3,252	(1,700)	61,390	668	374	—
JPMorgan Core Bond Fund Class R6 Shares (a)	899,837	26,227	134,198	1,182	(15,325)	777,723	65,742	8,845	5,752
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	67,643	1,426	5,993	(149)	(2,668)	60,259	7,826	1,426	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	59,664	9,658	11,598	3,885	(13,034)	48,575	1,277	333	1,550
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	56,698	2,732	—	—	(8,493)	50,937	2,658	1,396	1,335
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	67,606	2,089	11,026	(399)	(2,452)	55,818	7,277	2,089	—
JPMorgan Equity Income Fund Class R6 Shares (a)	179,451	4,300	43,953	9,514	(1,691)	147,621	6,187	1,545	2,755
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	47,132	668	5,122	(264)	201	42,615	4,761	668	—
JPMorgan High Yield Fund Class R6 Shares (a)	124,668	7,882	19,685	850	(1,945)	111,770	15,395	2,713	—
JPMorgan High Yield Research Enhanced ETF (a)	140,677	—	18,649	(16)	(1,366)	120,646	2,330	3,225	—
JPMorgan Income Fund Class R6 Shares (a)	96,774	1,784	7,796	(82)	(1,561)	89,119	9,491	1,785	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	269,612	3,124	43,851	2,209	706	231,800	21,092	3,124	—
JPMorgan International Equity Fund Class R6 Shares (a)	225,439	20,570	37,546	8,858	(11,849)	205,472	9,803	4,404	9,020
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	121,591	4,377	15,422	1,823	(2,265)	110,104	5,353	4,377	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	105,393	126	103,217	(6,520)	4,218	—	—	126	—
JPMorgan Realty Income Fund Class R6 Shares (a)	52,285	3,563	15,957	4,568	(152)	44,307	2,585	305	3,257
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	512,947	12,975	73,265	1,278	(7,860)	446,075	45,940	3,898	1,083
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	24,462	4,049	4,642	311	(3,291)	20,889	310	91	3,958
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	8,044	845	—	—	(1,378)	7,511	292	—	846
JPMorgan Small Cap Value Fund Class R6 Shares (a)	10,797	1,577	—	—	(1,209)	11,165	365	54	1,523
JPMorgan U.S. Equity Fund Class R6 Shares (a)	224,449	92,271	23,741	(197)	5,460	298,242	13,440	1,042	28,533
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	103,481	409,646	413,944	—	—	99,183	99,183	15	—

Total	$3,486,747	$609,889	$1,006,050	$31,104	$(66,111)	$3,055,579		$42,081	$59,612

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

96	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2025 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$40,363	$—	$7,971	$1,004	$4,581	$37,977	342	$490	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	165,896	—	25,591	7,200	(3,416)	144,089	1,569	878	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,303,516	66,798	164,599	1,055	(22,484)	1,184,286	100,109	13,098	8,580
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	90,173	1,959	5,639	(63)	(3,712)	82,718	10,743	1,958	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	133,692	20,684	8,532	246	(22,768)	123,322	3,243	846	3,934
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	138,405	22,223	15,504	(128)	(19,633)	125,363	6,543	3,225	3,085
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	90,122	2,920	9,176	(477)	(3,462)	79,927	10,421	2,920	—
JPMorgan Equity Income Fund Class R6 Shares (a)	412,524	9,774	105,360	21,725	(2,806)	335,857	14,076	3,485	6,289
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	53,916	836	—	—	(59)	54,693	6,111	836	—
JPMorgan High Yield Fund Class R6 Shares (a)	151,225	3,100	32,061	1,759	(2,904)	121,119	16,683	3,099	—
JPMorgan High Yield Research Enhanced ETF (a)	159,614	—	7,728	(58)	(1,612)	150,216	2,902	3,925	—
JPMorgan Income Fund Class R6 Shares (a)	117,327	2,252	—	—	(2,101)	117,478	12,511	2,253	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	168,253	2,015	17,474	503	1,356	154,653	14,072	2,015	—
JPMorgan International Equity Fund Class R6 Shares (a)	409,703	24,847	48,376	15,419	(21,293)	380,300	18,144	8,151	16,695
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	285,391	10,398	33,272	4,118	(5,035)	261,600	12,718	10,399	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	164,404	202	161,422	(9,764)	6,580	—	—	202	—
JPMorgan Realty Income Fund Class R6 Shares (a)	120,677	8,860	29,948	5,561	4,756	109,906	6,412	735	8,125
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	750,208	23,291	95,530	1,447	(11,291)	668,125	68,808	5,787	1,621
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	54,450	7,701	8,091	2,612	(8,121)	48,551	721	173	7,527
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	29,200	3,070	—	—	(5,004)	27,266	1,060	—	3,070
JPMorgan Small Cap Value Fund Class R6 Shares (a)	25,371	3,705	—	—	(2,841)	26,235	858	126	3,579
JPMorgan U.S. Equity Fund Class R6 Shares (a)	604,327	130,688	31,220	2,487	11,507	717,789	32,347	2,516	67,164
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	38,436	588,317	548,166	—	—	78,587	78,587	11	—

Total	$5,507,193	$933,640	$1,355,660	$54,646	$(109,762)	$5,030,057		$67,128	$129,669

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2030 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$61,088	$—	$9,686	$1,172	$7,528	$60,102	541	$775	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	242,728	—	19,404	5,383	(149)	228,558	2,489	1,355	—
JPMorgan Core Bond Fund Class R6 Shares (a)	1,264,679	87,707	146,698	882	(21,971)	1,184,599	100,135	12,801	8,507
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	98,344	4,723	8,220	(324)	(3,952)	90,571	11,762	2,152	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	200,641	43,615	18,977	5,556	(39,123)	191,712	5,041	1,315	6,116
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	206,155	29,103	9,355	(477)	(30,394)	195,032	10,179	5,083	4,862
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	98,467	3,004	10,023	(337)	(3,791)	87,320	11,385	3,004	—
JPMorgan Equity Income Fund Class R6 Shares (a)	631,805	15,405	154,170	26,183	2,603	521,826	21,870	5,560	9,846
JPMorgan High Yield Fund Class R6 Shares (a)	177,028	15,655	9,980	506	(2,096)	181,113	24,947	4,087	—
JPMorgan High Yield Research Enhanced ETF (a)	140,746	—	22,545	(38)	(1,349)	116,814	2,256	3,207	—
JPMorgan Income Fund Class R6 Shares (a)	121,379	2,239	10,019	(108)	(1,949)	111,542	11,879	2,239	—
JPMorgan International Equity Fund Class R6 Shares (a)	651,027	52,428	64,454	15,004	(25,715)	628,290	29,976	13,467	27,582
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	428,333	16,093	37,779	4,658	(6,478)	404,827	19,680	16,092	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	195,802	246	192,574	(11,312)	7,838	—	—	246	—
JPMorgan Realty Income Fund Class R6 Shares (a)	187,029	13,548	45,756	8,396	7,230	170,447	9,944	1,114	12,433
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	734,599	28,015	80,641	(204)	(9,580)	672,189	69,226	5,742	1,631
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	80,852	11,838	9,615	2,992	(11,418)	74,649	1,109	267	11,573
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	42,114	4,428	—	—	(7,217)	39,325	1,528	—	4,428
JPMorgan Small Cap Value Fund Class R6 Shares (a)	41,625	6,080	—	—	(4,661)	43,044	1,407	207	5,872
JPMorgan U.S. Equity Fund Class R6 Shares (a)	972,123	182,759	36,830	7,489	15,109	1,140,650	51,404	3,877	103,661
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	57,850	586,212	516,400	—	—	127,662	127,662	13	—

Total	$6,634,414	$1,103,098	$1,403,126	$65,421	$(129,535)	$6,270,272		$82,603	$196,511

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

98	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2035 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$59,551	$—	$9,093	$1,101	$7,417	$58,976	531	$761	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	108,148	—	15,559	1,540	952	95,081	1,035	571	—
JPMorgan Core Bond Fund Class R6 Shares (a)	302,367	17,189	28,514	(355)	(4,653)	286,034	24,179	3,059	2,026
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	814,139	71,461	97,323	219	(13,475)	775,021	91,936	9,961	5,174
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	57,466	1,246	4,738	(187)	(2,285)	51,502	6,689	1,246	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	400,619	55,139	9,124	(4)	(61,472)	385,158	20,102	10,339	9,889
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	57,537	1,876	4,985	(299)	(2,278)	51,851	6,760	1,875	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	353,781	170,689	29,143	5,760	(27,771)	473,316	13,531	—	58,414
JPMorgan High Yield Fund Class R6 Shares (a)	131,016	11,014	8,183	514	(1,669)	132,692	18,277	3,001	—
JPMorgan High Yield Research Enhanced ETF (a)	97,730	—	8,497	3	(969)	88,267	1,705	2,315	—
JPMorgan Income Fund Class R6 Shares (a)	43,146	801	7,891	(154)	(661)	35,241	3,753	802	—
JPMorgan International Equity Fund Class R6 Shares (a)	240,996	24,748	26,644	1,042	(5,061)	235,081	11,216	5,039	10,320
JPMorgan International Focus Fund Class R6 Shares (a)	487,572	27,497	54,997	9,471	(14,920)	454,623	16,647	8,644	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	361,980	14,155	17,857	2,062	(4,236)	356,104	17,312	14,156	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	162,040	204	159,347	(9,384)	6,487	—	—	204	—
JPMorgan Realty Income Fund Class R6 Shares (a)	185,406	13,539	43,994	7,208	8,334	170,493	9,947	1,109	12,431
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	49,370	8,171	—	—	(6,015)	51,526	766	184	7,988
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	17,512	11,510	—	—	(4,296)	24,726	961	—	2,784
JPMorgan Small Cap Value Fund Class R6 Shares (a)	19,346	2,826	—	—	(2,166)	20,006	654	96	2,729
JPMorgan U.S. Equity Fund Class R6 Shares (a)	487,829	44,971	90,035	27,460	(12,176)	458,049	20,642	1,717	43,253
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	72,915	526,606	484,779	—	—	114,742	114,742	10	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	321,474	116,935	—	—	(3,777)	434,632	11,872	2,210	46,402
JPMorgan Value Advantage Fund Class R6 Shares (a)	661,074	61,931	207,737	34,285	(63,533)	486,020	12,199	6,014	55,918

Total	$5,493,014	$1,182,508	$1,308,440	$80,282	$(208,223)	$5,239,141		$73,313	$257,328

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2040 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$69,027	$—	$8,272	$993	$9,107	$70,855	638	$914		$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	120,598	8,200	25,024	1,655	1,106	106,535	1,160	640		—
JPMorgan Core Bond Fund Class R6 Shares (a)	193,285	3,327	9,916	(322)	(3,028)	183,346	15,498	1,971		1,356
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	484,600	29,346	46,268	(531)	(7,714)	459,433	54,500	6,107		3,177
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	42,904	936	3,049	(116)	(1,738)	38,937	5,057	936		—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	457,971	62,640	13,770	(162)	(70,218)	436,461	22,780	11,962		11,441
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	42,957	1,408	3,233	(190)	(1,741)	39,201	5,111	1,408		—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	402,560	193,240	30,100	6,574	(31,883)	540,391	15,449	—		66,691
JPMorgan High Yield Fund Class R6 Shares (a)	116,931	11,345	8,264	567	(1,588)	118,991	16,390	2,668		—
JPMorgan High Yield Research Enhanced ETF (a)	80,061	—	7,898	12	(790)	71,385	1,379	1,883		—
JPMorgan Income Fund Class R6 Shares (a)	43,602	838	—	—	(781)	43,659	4,649	837		—
JPMorgan International Equity Fund Class R6 Shares (a)	274,989	17,603	18,173	1,141	(6,127)	269,433	12,855	5,775		11,828
JPMorgan International Focus Fund Class R6 Shares (a)	569,418	34,203	81,192	12,135	(18,754)	515,810	18,887	10,174		—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	409,904	16,125	18,029	2,221	(4,585)	405,636	19,720	16,124		—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	163,936	206	160,994	(9,711)	6,563	—	—	205		—
JPMorgan Managed Income Fund Class L Shares (a)	1	—	1	—	— (b)	—	—	—	(b)	—
JPMorgan Realty Income Fund Class R6 Shares (a)	215,307	14,915	53,016	9,617	7,883	194,706	11,360	1,246		13,669
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	56,985	9,432	—	—	(6,943)	59,474	884	212		9,220
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	29,369	3,088	—	—	(5,033)	27,424	1,066	—		3,088
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27,548	4,023	—	—	(3,084)	28,487	931	137		3,886
JPMorgan U.S. Equity Fund Class R6 Shares (a)	547,710	49,877	93,159	30,237	(14,474)	520,191	23,443	1,921		47,956
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a)(c)	49,724	561,527	517,599	—	—	93,652	93,652	9		—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	382,814	136,516	8,346	3,740	(8,235)	506,489	13,835	2,586		54,074
JPMorgan Value Advantage Fund Class R6 Shares (a)	752,200	70,153	238,212	36,505	(70,109)	550,537	13,819	6,813		63,341

Total	$5,534,401	$1,228,948	$1,344,515	$94,365	$(232,166)	$5,281,033		$74,528		$289,727

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

100	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2045 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$55,477	$15,222	$26,251	$2,692	$4,905	$52,045	469	$651	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	101,059	17,690	32,291	2,313	(431)	88,340	962	528	—
JPMorgan Core Bond Fund Class R6 Shares (a)	63,151	1,094	4,106	(171)	(938)	59,030	4,990	657	437
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	126,119	2,399	7,308	(265)	(1,869)	119,076	14,125	1,576	823
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	19,925	435	1,341	(51)	(812)	18,156	2,358	436	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	372,008	73,550	27,333	1,168	(58,223)	361,170	18,850	9,714	9,291
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	19,949	656	1,426	(84)	(815)	18,280	2,383	655	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	328,672	163,512	28,095	6,121	(27,150)	443,060	12,666	—	54,679
JPMorgan High Yield Fund Class R6 Shares (a)	74,304	1,611	8,462	482	(1,125)	66,810	9,203	1,611	—
JPMorgan High Yield Research Enhanced ETF (a)	40,839	—	—	—	(421)	40,418	781	1,019	—
JPMorgan Income Fund Class R6 Shares (a)	32,123	561	5,806	(14)	(494)	26,370	2,808	562	—
JPMorgan International Equity Fund Class R6 Shares (a)	219,954	14,516	8,059	509	(4,748)	222,172	10,600	4,762	9,753
JPMorgan International Focus Fund Class R6 Shares (a)	477,725	24,286	64,065	8,764	(14,200)	432,510	15,837	8,458	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	337,660	23,944	29,876	2,426	(4,811)	329,343	16,011	13,092	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	120,448	152	118,200	(7,222)	4,822	—	—	152	—
JPMorgan Realty Income Fund Class R6 Shares (a)	168,449	12,358	31,841	6,279	8,380	163,625	9,546	1,073	11,285
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	42,479	7,032	—	—	(5,176)	44,335	659	158	6,873
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	13,293	17,013	—	—	(4,128)	26,178	1,017	—	2,948
JPMorgan Small Cap Value Fund Class R6 Shares (a)	22,854	3,338	—	—	(2,559)	23,633	773	114	3,224
JPMorgan U.S. Equity Fund Class R6 Shares (a)	452,520	40,627	77,506	25,509	(11,315)	429,835	19,371	1,564	39,063
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	62,095	423,416	413,006	—	—	72,505	72,505	7	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	330,027	110,519	—	—	(3,808)	436,738	11,929	2,223	46,627
JPMorgan Value Advantage Fund Class R6 Shares (a)	614,213	58,308	186,796	24,093	(52,240)	457,578	11,485	5,662	52,646

Total	$4,095,343	$1,012,239	$1,071,768	$72,549	$(177,156)	$3,931,207		$54,674	$237,649

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2050 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$50,810	$13,991	$18,494	$2,088	$4,879	$53,274	480	$598	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	92,017	14,733	24,021	1,859	(364)	84,224	917	491	—
JPMorgan Core Bond Fund Class R6 Shares (a)	58,444	980	6,357	(235)	(747)	52,085	4,403	595	385
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	116,718	10,760	7,722	(178)	(1,777)	117,801	13,974	1,457	815
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	18,137	395	1,303	(56)	(733)	16,440	2,135	396	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	344,754	68,202	28,546	2,285	(54,715)	331,980	17,327	8,908	8,520
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	18,159	595	1,380	(86)	(735)	16,553	2,158	595	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	301,307	159,338	25,484	7,917	(27,595)	415,483	11,878	—	50,599
JPMorgan High Yield Fund Class R6 Shares (a)	69,083	7,790	9,561	546	(1,139)	66,719	9,190	1,515	—
JPMorgan High Yield Research Enhanced ETF (a)	37,160	—	—	—	(383)	36,777	710	927	—
JPMorgan Income Fund Class R6 Shares (a)	29,657	521	5,298	(12)	(457)	24,411	2,600	522	—
JPMorgan International Equity Fund Class R6 Shares (a)	203,542	13,202	10,975	762	(4,475)	202,056	9,640	4,331	8,870
JPMorgan International Focus Fund Class R6 Shares (a)	436,949	30,723	61,353	7,292	(12,132)	401,479	14,701	7,737	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	308,500	21,398	30,723	1,964	(4,219)	296,920	14,435	11,803	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	110,670	139	108,429	(6,811)	4,431	—	—	139	—
JPMorgan Realty Income Fund Class R6 Shares (a)	154,767	11,305	33,568	6,071	7,385	145,960	8,516	984	10,320
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	42,292	7,000	—	—	(5,153)	44,139	656	158	6,843
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	12,251	12,920	5,522	236	(2,851)	17,034	662	—	1,918
JPMorgan Small Cap Value Fund Class R6 Shares (a)	20,910	3,054	—	—	(2,341)	21,623	707	104	2,950
JPMorgan U.S. Equity Fund Class R6 Shares (a)	415,918	37,856	70,294	16,605	(4,528)	395,557	17,826	1,443	36,413
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	49,691	399,562	382,498	—	—	66,755	66,755	7	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	303,125	115,942	14,948	5,956	(9,974)	400,101	10,929	2,033	42,716
JPMorgan Value Advantage Fund Class R6 Shares (a)	563,082	52,735	176,575	22,708	(48,106)	413,844	10,388	5,121	47,614

Total	$3,757,943	$983,141	$1,023,051	$68,911	$(165,729)	$3,621,215		$49,864	$217,963

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

102	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® 2055 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$26,521	$8,393	$9,747	$1,100	$2,715	$28,982	261	$339	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	45,899	9,219	12,566	1,661	(715)	43,498	474	254	—
JPMorgan Core Bond Fund Class R6 Shares (a)	29,571	536	—	—	(545)	29,562	2,499	318	219
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	59,055	4,609	—	—	(1,080)	62,584	7,424	775	433
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	9,097	206	—	—	(410)	8,893	1,155	206	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	180,184	40,021	10,767	6	(28,122)	181,322	9,464	4,863	4,651
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	9,108	310	—	—	(425)	8,993	1,172	309	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	157,997	87,877	10,672	2,104	(13,466)	223,840	6,399	—	27,625
JPMorgan High Yield Fund Class R6 Shares (a)	35,175	840	—	—	(337)	35,678	4,914	841	—
JPMorgan High Yield Research Enhanced ETF (a)	18,634	3,199	2,903	12	(183)	18,759	362	438	—
JPMorgan Income Fund Class R6 Shares (a)	14,927	286	—	—	(267)	14,946	1,592	287	—
JPMorgan International Equity Fund Class R6 Shares (a)	108,994	10,117	7,879	15	(2,162)	109,085	5,204	2,338	4,789
JPMorgan International Focus Fund Class R6 Shares (a)	229,632	14,459	17,770	409	(3,236)	223,494	8,184	4,249	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	161,315	9,546	10,156	630	(1,815)	159,520	7,755	6,341	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	57,577	75	56,414	(3,543)	2,305	—	—	75	—
JPMorgan Realty Income Fund Class R6 Shares (a)	81,047	6,148	14,337	2,096	4,980	79,934	4,664	524	5,625
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	24,253	4,015	—	—	(2,955)	25,313	376	90	3,924
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	10,865	1,143	—	—	(1,862)	10,146	394	—	1,142
JPMorgan Small Cap Value Fund Class R6 Shares (a)	13,480	1,969	—	—	(1,509)	13,940	456	67	1,902
JPMorgan U.S. Equity Fund Class R6 Shares (a)	218,987	23,300	30,900	9,543	(2,825)	218,105	9,829	780	19,553
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	24,408	190,903	179,237	—	—	36,074	36,074	4	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	156,887	64,485	4,590	(302)	(1,660)	214,820	5,868	1,089	23,005
JPMorgan Value Advantage Fund Class R6 Shares (a)	295,273	33,491	84,805	8,590	(22,186)	230,363	5,782	2,791	25,955

Total	$1,968,886	$515,147	$452,743	$22,321	$(75,760)	$1,977,851		$26,978	$118,823

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® 2060 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$5,842	$5,477	$5,292	$682	$244	$6,953	63	$81	$—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	10,432	10,334	9,447	2,262	(1,961)	11,620	127	66	—
JPMorgan Core Bond Fund Class R6 Shares (a)	6,319	1,400	—	—	(132)	7,587	641	72	56
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	14,037	277	—	—	(248)	14,066	1,669	181	97
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,091	380	—	—	(101)	2,370	308	50	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	40,683	13,987	3,170	(69)	(6,456)	44,975	2,347	1,187	1,134
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,087	71	—	—	(97)	2,061	269	71	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	35,935	25,696	3,368	933	(3,500)	55,696	1,592	—	6,641
JPMorgan High Yield Fund Class R6 Shares (a)	7,847	3,464	—	—	(119)	11,192	1,542	264	—
JPMorgan High Yield Research Enhanced ETF (a)	3,702	1,694	3,573	20	(28)	1,815	35	34	—
JPMorgan Income Fund Class R6 Shares (a)	3,313	64	—	—	(59)	3,318	353	64	—
JPMorgan International Equity Fund Class R6 Shares (a)	24,808	5,821	2,038	7	(593)	28,005	1,336	600	1,195
JPMorgan International Focus Fund Class R6 Shares (a)	52,253	6,338	5,382	16	(745)	52,480	1,922	1,014	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	36,568	8,925	2,316	58	(401)	42,834	2,082	1,623	—
JPMorgan Large Cap Value Fund Class R6 Shares (a)	13,576	17	13,381	(719)	507	—	—	17	—
JPMorgan Realty Income Fund Class R6 Shares (a)	18,693	2,200	2,461	168	1,463	20,063	1,171	122	1,357
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	5,213	1,601	—	—	(635)	6,179	92	19	843
JPMorgan Small Cap Growth Fund Class R6 Shares* (a)	2,170	998	—	—	(486)	2,682	104	—	302
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,681	391	—	—	(300)	2,772	91	13	378
JPMorgan U.S. Equity Fund Class R6 Shares (a)	49,128	8,709	5,717	110	1,078	53,308	2,402	183	4,763
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	6,147	84,112	76,772	—	—	13,487	13,487	1	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	35,559	19,638	1,965	157	(826)	52,563	1,436	267	5,612
JPMorgan Value Advantage Fund Class R6 Shares (a)	66,794	10,371	16,706	778	(4,488)	56,749	1,424	689	6,405

Total	$445,878	$211,965	$151,588	$4,403	$(17,883)	$492,775		$6,618	$28,783

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
*	Non-income producing security.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

104	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

D. Futures Contracts — The Funds used index, interest rate and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price, foreign exchange and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2021:

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Futures Contracts:
Average Notional Balance Long	$204,476	$324,686	$640,905	$681,984	$328,439
Average Notional Balance Short	37,486	64,639	96,441	114,245	110,302
Ending Notional Balance Long	241,458	375,581	750,819	830,648	371,513

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Futures Contracts:
Average Notional Balance Long	$331,585	$242,932	$226,564	$118,179	$28,945
Average Notional Balance Short	112,499	81,685	74,850	38,614	8,489
Ending Notional Balance Long	395,628	282,459	261,811	141,800	35,192

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

E. Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$2,308	$3,203	$9,248	$11,287	$9,662

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	1,322	2,194	3,213	3,176	—

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	3,630	5,397	12,461	14,463	9,662

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$10,215	$7,395	$6,865	$3,720	$915

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	—	—	—	—	—

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	10,215	7,395	6,865	3,720	915

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2021, by primary underlying risk exposure:

	JPMorgan SmartRetirement® Income Fund	JPMorgan SmartRetirement® 2020 Fund	JPMorgan SmartRetirement® 2025 Fund	JPMorgan SmartRetirement® 2030 Fund	JPMorgan SmartRetirement® 2035 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$1,693	$1,501	$2,321	$971	$767

Interest Rate Risk Exposure:
Futures Contracts	(4,266)	(7,253)	(11,245)	(12,600)	(7,979)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	2,651	3,714	12,724	15,698	13,935

Interest Rate Risk Exposure:
Futures Contracts	2,022	3,388	5,121	5,622	3,139

106	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® 2040 Fund	JPMorgan SmartRetirement® 2045 Fund	JPMorgan SmartRetirement® 2050 Fund	JPMorgan SmartRetirement® 2055 Fund	JPMorgan SmartRetirement® 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$2,685	$(359)	$307	$156	$19

Interest Rate Risk Exposure:
Futures Contracts	(8,048)	(5,903)	(5,416)	(2,784)	(609)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	14,415	10,468	9,674	5,230	1,256

Interest Rate Risk Exposure:
Futures Contracts	3,169	2,324	2,135	1,097	241

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2021 are as follows:

	Class A	Class C		Class I	Class R2	Class R3		Class R4		Class R5	Class R6	Total
JPMorgan SmartRetirement® Income Fund
Transfer agency fees	$43	$—	(a)	$2	$3	$—	(a)	$—	(a)	$5	$8	$61
JPMorgan SmartRetirement® 2020 Fund
Transfer agency fees	29	1		2	3	1		—	(a)	6	10	52
JPMorgan SmartRetirement® 2025 Fund
Transfer agency fees	37	2		3	4	1		—	(a)	7	13	67
JPMorgan SmartRetirement® 2030 Fund
Transfer agency fees	45	2		3	5	1		—	(a)	9	15	80
JPMorgan SmartRetirement® 2035 Fund
Transfer agency fees	39	2		3	4	1		—	(a)	7	14	70
JPMorgan SmartRetirement® 2040 Fund
Transfer agency fees	39	2		3	5	1		—	(a)	8	14	72
JPMorgan SmartRetirement® 2045 Fund
Transfer agency fees	31	2		3	4	1		—	(a)	6	12	59
JPMorgan SmartRetirement® 2050 Fund
Transfer agency fees	25	1		3	4	1		—	(a)	7	12	53
JPMorgan SmartRetirement® 2055 Fund
Transfer agency fees	13	1		2	3	1		—	(a)	4	10	34
JPMorgan SmartRetirement® 2060 Fund
Transfer agency fees	4	1		1	1	1		—	(a)	1	7	16

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement® Income Fund	$1	$—
JPMorgan SmartRetirement® 2020 Fund	1	—
JPMorgan SmartRetirement® 2025 Fund	3	—
JPMorgan SmartRetirement® 2030 Fund	7	—	(a)
JPMorgan SmartRetirement® 2035 Fund	5	—	(a)
JPMorgan SmartRetirement® 2040 Fund	4	—	(a)
JPMorgan SmartRetirement® 2045 Fund	3	—	(a)
JPMorgan SmartRetirement® 2050 Fund	5	—	(a)
JPMorgan SmartRetirement® 2055 Fund	2	—	(a)
JPMorgan SmartRetirement® 2060 Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

108	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement® Income Fund	0.34	%(1)	0.97	%(2)	0.22	%(3)	0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement® 2020 Fund	0.40	(1)	1.00	(2)	0.25	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2025 Fund	0.43	(1)	1.00		0.25		0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2030 Fund	0.43	(1)	1.00		0.25		0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2035 Fund	0.43	(1)	1.00		0.25		0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2040 Fund	0.43	(1)	1.00		0.25		0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2045 Fund	0.43	(1)	1.00		0.25		0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2050 Fund	0.43	(1)	1.00		0.25		0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2055 Fund	0.42		1.00		0.25		0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement® 2060 Fund	0.42		1.00		0.25		0.75	0.50	0.25	0.10	0.00

(1)

Prior to November 1, 2021, the contractual expense limitations for Class A Shares of JPMorgan SmartRetirement® Income Fund, JPMorgan SmartRetirement® 2020 Fund, JPMorgan SmartRetirement® 2025 Fund, JPMorgan SmartRetirement® 2030 Fund, JPMorgan SmartRetirement® 2035 Fund, JPMorgan SmartRetirement® 2040 Fund, JPMorgan SmartRetirement® 2045 Fund and JPMorgan SmartRetirement® 2050 Fund were 0.33%, 0.39%, 0.42%, 0.42%, 0.42%, 0.42%, 0.42% and 0.42%, respectively.

(2)	Prior to November 1, 2021, the contractual expense limitations for Class C Shares of JPMorgan SmartRetirement® Income Fund and JPMorgan SmartRetirement® 2020 Fund were 0.96% and 0.99%, respectively.
(3)	Prior to November 1, 2021, the contractual expense limitations for Class I Shares of JPMorgan SmartRetirement® Income Fund and JPMorgan SmartRetirement® 2020 Fund were 0.21% and 0.24%, respectively.

Except as noted above, the expense limitation agreements were in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

The Underlying Funds and ETFs may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Shares, the shareholder servicing agent will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

For the six months ended December 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Service Fees	Contractual Reimbursements
JPMorgan SmartRetirement® Income Fund	$545	$178
JPMorgan SmartRetirement® 2020 Fund	411	229
JPMorgan SmartRetirement® 2025 Fund	472	294
JPMorgan SmartRetirement® 2030 Fund	546	330
JPMorgan SmartRetirement® 2035 Fund	457	294
JPMorgan SmartRetirement® 2040 Fund	437	299
JPMorgan SmartRetirement® 2045 Fund	338	257
JPMorgan SmartRetirement® 2050 Fund	272	262
JPMorgan SmartRetirement® 2055 Fund	161	209
JPMorgan SmartRetirement® 2060 Fund	27	146

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Income Fund	$100,579	$309,054	$—	$1,659
JPMorgan SmartRetirement® 2020 Fund	200,243	592,107	—	3,097
JPMorgan SmartRetirement® 2025 Fund	345,322	807,493	—	4,366
JPMorgan SmartRetirement® 2030 Fund	516,886	886,726	—	5,248
JPMorgan SmartRetirement® 2035 Fund	655,902	823,661	—	7,050
JPMorgan SmartRetirement® 2040 Fund	667,421	826,916	40	6,569
JPMorgan SmartRetirement® 2045 Fund	588,821	658,762	—	4,808
JPMorgan SmartRetirement® 2050 Fund	583,579	640,552	—	4,761
JPMorgan SmartRetirement® 2055 Fund	324,243	273,505	—	3,096
JPMorgan SmartRetirement® 2060 Fund	127,854	74,817	—	685

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Income Fund	$1,626,610	$256,039	$5,897	$250,142
JPMorgan SmartRetirement® 2020 Fund	2,666,716	415,964	10,456	405,508
JPMorgan SmartRetirement® 2025 Fund	4,341,493	753,743	23,292	730,451
JPMorgan SmartRetirement® 2030 Fund	5,217,758	1,131,093	32,782	1,098,311
JPMorgan SmartRetirement® 2035 Fund	4,209,048	1,073,542	6,089	1,067,453
JPMorgan SmartRetirement® 2040 Fund	4,043,381	1,280,134	4,563	1,275,571
JPMorgan SmartRetirement® 2045 Fund	3,044,358	917,087	2,308	914,779
JPMorgan SmartRetirement® 2050 Fund	2,818,579	830,059	1,956	828,103
JPMorgan SmartRetirement® 2055 Fund	1,596,579	395,947	1,258	394,689
JPMorgan SmartRetirement® 2060 Fund	429,514	67,020	273	66,747

At June 30, 2021, the Funds did not have any net capital loss carryforwards.

110	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the Funds deferred to July 1, 2021 the following specified ordinary losses of:

Specified Ordinary Losses
JPMorgan SmartRetirement® Income Fund	$173
JPMorgan SmartRetirement® 2020 Fund	229
JPMorgan SmartRetirement® 2030 Fund	549
JPMorgan SmartRetirement® 2035 Fund	314
JPMorgan SmartRetirement® 2040 Fund	277
JPMorgan SmartRetirement® 2045 Fund	364
JPMorgan SmartRetirement® 2050 Fund	45
JPMorgan SmartRetirement® 2055 Fund	79
JPMorgan SmartRetirement® 2060 Fund	24

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2021. Average borrowings from the Facility during the six months ended December 31, 2021 were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement® 2060 Fund	$2,933	0.82%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2021.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Income Fund	2	41.6%
JPMorgan SmartRetirement® 2020 Fund	2	44.3
JPMorgan SmartRetirement® 2025 Fund	2	46.5
JPMorgan SmartRetirement® 2030 Fund	2	43.4
JPMorgan SmartRetirement® 2035 Fund	2	45.0
JPMorgan SmartRetirement® 2040 Fund	2	44.9
JPMorgan SmartRetirement® 2045 Fund	2	46.0
JPMorgan SmartRetirement® 2050 Fund	2	47.1
JPMorgan SmartRetirement® 2055 Fund	2	47.9
JPMorgan SmartRetirement® 2060 Fund	1	34.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of December 31, 2021, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Emerging Markets Strategic Debt Fund	67.6%
JPMorgan Realty Income Fund	60.3
JPMorgan Emerging Markets Research Enhanced Equity Fund	56.3
JPMorgan International Focus Fund	54.0
JPMorgan International Research Enhanced Equity Fund	48.3
JPMorgan International Equity Fund	47.7
JPMorgan High Yield Research Enhanced ETF	46.5
JPMorgan Inflation Managed Bond Fund	40.2
JPMorgan Emerging Markets Debt Fund	36.6
JPMorgan U.S. Research Enhanced Equity Fund	34.2
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	25.4
JPMorgan BetaBuilders MSCI US REIT ETF	24.7
JPMorgan Value Advantage Fund	20.3
JPMorgan Short Duration Core Plus Fund	19.8
JPMorgan U.S. Equity Fund	19.6
JPMorgan Floating Rate Income Fund	18.1
JPMorgan High Yield Fund	14.0
JPMorgan Growth Advantage Fund	13.0
JPMorgan Small Cap Value Fund	12.7
JPMorgan Core Bond Fund	11.7

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as

112	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Income Fund
Class A
Actual	$1,000.00	$1,018.80	$1.73	0.34%
Hypothetical	1,000.00	1,023.49	1.73	0.34
Class C
Actual	1,000.00	1,015.70	4.93	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class I
Actual	1,000.00	1,020.00	1.12	0.22
Hypothetical	1,000.00	1,024.10	1.12	0.22
Class R2
Actual	1,000.00	1,017.30	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,018.70	2.54	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,019.20	1.27	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,020.50	0.51	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,021.10	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

114	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2020 Fund
Class A
Actual	$1,000.00	$1,018.80	$2.04	0.40%
Hypothetical	1,000.00	1,023.19	2.04	0.40
Class C
Actual	1,000.00	1,016.40	5.08	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class I
Actual	1,000.00	1,019.40	1.27	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,017.10	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,018.40	2.54	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,019.40	1.27	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,020.70	0.51	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,020.60	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement® 2025 Fund
Class A
Actual	1,000.00	1,026.90	2.20	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class C
Actual	1,000.00	1,023.70	5.10	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class I
Actual	1,000.00	1,027.70	1.28	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,024.90	3.83	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,026.20	2.55	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,027.20	1.28	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,028.00	0.51	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,029.00	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2030 Fund
Class A
Actual	$1,000.00	$1,033.50	$2.20	0.43%
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class C
Actual	1,000.00	1,030.50	5.12	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class I
Actual	1,000.00	1,034.30	1.28	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,031.50	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,033.30	2.56	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,034.40	1.28	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,034.90	0.51	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,035.40	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement® 2035 Fund
Class A
Actual	1,000.00	1,038.80	2.21	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class C
Actual	1,000.00	1,035.40	5.13	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class I
Actual	1,000.00	1,039.40	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,036.60	3.85	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,038.10	2.57	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,039.80	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,040.50	0.51	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,041.10	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

116	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2040 Fund
Class A
Actual	$1,000.00	$1,043.00	$2.21	0.43%
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class C
Actual	1,000.00	1,040.10	5.14	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class I
Actual	1,000.00	1,044.10	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,041.70	3.86	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,042.60	2.57	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,043.80	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,044.80	0.52	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,045.30	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement® 2045 Fund
Class A
Actual	1,000.00	1,048.20	2.22	0.43
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class C
Actual	1,000.00	1,045.20	5.16	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class I
Actual	1,000.00	1,048.80	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,045.70	3.87	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,047.40	2.58	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,048.80	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,049.60	0.52	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,050.50	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	117

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2050 Fund
Class A
Actual	$1,000.00	$1,047.30	$2.22	0.43%
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class C
Actual	1,000.00	1,044.40	5.15	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class I
Actual	1,000.00	1,048.30	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,046.10	3.87	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,047.40	2.58	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,048.70	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,049.10	0.52	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,049.60	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

JPMorgan SmartRetirement® 2055 Fund
Class A
Actual	1,000.00	1,048.00	2.17	0.42
Hypothetical	1,000.00	1,023.09	2.14	0.42
Class C
Actual	1,000.00	1,044.80	5.15	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class I
Actual	1,000.00	1,049.00	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R2
Actual	1,000.00	1,046.10	3.87	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R3
Actual	1,000.00	1,047.30	2.58	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Class R4
Actual	1,000.00	1,048.60	1.29	0.25
Hypothetical	1,000.00	1,023.95	1.28	0.25
Class R5
Actual	1,000.00	1,049.50	0.52	0.10
Hypothetical	1,000.00	1,024.70	0.51	0.10
Class R6
Actual	1,000.00	1,050.30	0.00	0.00
Hypothetical	1,000.00	1,025.21	0.00	0.00

118	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® 2060 Fund
Class A
Actual	$1,000.00	$1,048.30	$2.22	0.43%
Hypothetical	1,000.00	1,023.04	2.19	0.43
Class C
Actual	1,000.00	1,044.80	5.21	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01
Class I
Actual	1,000.00	1,048.60	1.34	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class R2
Actual	1,000.00	1,046.00	3.92	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Class R3
Actual	1,000.00	1,047.20	2.63	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Class R4
Actual	1,000.00	1,049.00	1.34	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class R5
Actual	1,000.00	1,049.20	0.57	0.11
Hypothetical	1,000.00	1,024.65	0.56	0.11
Class R6
Actual	1,000.00	1,050.10	0.05	0.01
Hypothetical	1,000.00	1,025.16	0.05	0.01

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	119

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for each of the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds and/or Underlying Funds, including risk and performance return assessment as compared to the Funds’ and/or Underlying Funds’ objectives, benchmarks, and peers. Before voting on the

Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees

120	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Adviser provided information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds, noting that, prior to November 1, 2017, JPMIM paid such fees for the Funds pursuant to the Administration Agreement.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”) which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered

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(Unaudited) (continued)

the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe

(the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance for Class A shares was in the third, third and second quintiles based upon the Peer Group, and in the second, third and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the second, third and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the second and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the second quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement 2020 Fund’s performance for Class A shares was in the third, fifth and fourth quintiles based upon the Peer Group, and in the fourth, fifth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for

122	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

Class I shares was in the fourth, fifth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

The Trustees noted that the SmartRetirement 2025 Fund’s performance for Class A shares was in the third, fourth and third quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the third, fourth and fourth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement 2030 Fund’s performance for Class A shares was in the third, fourth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 30, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class I shares was in the third, fourth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 30, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended

December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement 2035 Fund’s performance for Class A shares was in the second, fifth and third quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the third, fourth and fourth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement 2040 Fund’s performance for Class A shares was in the third, fifth and third quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the third, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and third quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

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(Unaudited) (continued)

The Trustees noted that the SmartRetirement 2045 Fund’s performance for Class A shares was in the third, fifth and third quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the third, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fourth quintiles based upon the Peer Group for the one-, three- and five-year periods ended December 31, 2020, respectively, and in the third quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement 2050 Fund’s performance for Class A and Class I shares was in the third, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement 2055 Fund’s performance for Class A shares was in the fourth, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class I shares was in the third, fifth and fourth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth, fifth and fifth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement 2060 Fund’s performance for Class A, Class I and Class R6 shares was in the third and fifth quintiles based upon the Peer Group, and in the third and fourth quintiles based upon the Universe, for the one- and three-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Adviser and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Adviser or its affiliates by comparing that rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Underlying Fund. The Trustees recognized that Broadridge reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the

124	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

actual total expenses for Class I shares were in the fourth quintile based upon the Universe. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second quintile based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares were in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares were in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and

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(Unaudited) (continued)

that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2055 Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement 2060 Fund’s net advisory fee for Class A shares were in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses were in the second and third quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class R6 shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

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SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of the Trust, including the Funds.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee
John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353
Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

DECEMBER 31, 2021	J.P. MORGAN SMARTRETIREMENT® FUNDS	127

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2021, the Funds elected to pass through to shareholders taxes paid to foreign countries.

Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Total Foreign Source Income	Total Foreign Tax Credit
JPMorgan SmartRetirement Income Fund®	$4,828	$435
JPMorgan SmartRetirement® 2020 Fund	8,891	800
JPMorgan SmartRetirement® 2025 Fund	18,672	1,673
JPMorgan SmartRetirement® 2030 Fund	25,907	2,321
JPMorgan SmartRetirement® 2035 Fund	30,496	2,769
JPMorgan SmartRetirement® 2040 Fund	33,422	3,024
JPMorgan SmartRetirement® 2045 Fund	26,736	2,421
JPMorgan SmartRetirement® 2050 Fund	24,043	2,177
JPMorgan SmartRetirement® 2055 Fund	12,205	1,106
JPMorgan SmartRetirement® 2060 Fund	2,158	196

128	J.P. MORGAN SMARTRETIREMENT® FUNDS	DECEMBER 31, 2021

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-SR-1221

Semi-Annual Report

JPMorgan SmartRetirement® Blend Funds

December 31, 2021 (Unaudited)

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

February 8, 2022 (Unaudited)

Dear Shareholders,

U.S. equities led the year-long rally in developed market stocks as the global economic rebound advanced through 2021. While financial market volatility, a resurgence in the pandemic and accelerating inflation have carried into 2022, we believe that the outlook for the overall U.S. economy remains positive.

“Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.” — Andrea L. Lisher

A surge in U.S. consumer wealth — partly tied to rising values for homes and autos — and quarterly growth in corporate earnings have helped to bolster U.S. financial markets that were already well-supported by monetary and fiscal policies. Over the course of the past year, the U.S. jobless rate fell to pre-pandemic levels and reached 3.9% in December. At the same time, inflation has climbed significantly. The U.S. Federal Reserve (the “Fed”) has tapered its monthly asset purchasing program and indicated that it’s likely to raise interest rates as early as March 2022.

While rising interest rates may mark another phase of the economic cycle that presents financial markets with new challenges and opportunities, they may also signal a return to a more normal economic environment following two years of historically low rates. Meanwhile, the path of the pandemic remains a factor in the U.S. economy. Recent data suggest the increase in new infections in late 2021 and into 2022 had some impact on the U.S. economy — though job growth remained strong — but there is hope that the latest pandemic wave may recede in coming months. Additionally, there is hope that rising prices on commodities and goods will moderate as supply chain constraints ease over time and the Fed moves generally to tamp down inflationary pressures. We expect the U.S. economy to continue expanding in 2022, even if the pace of the expansion eases from 2021.

Throughout the year ahead, J.P. Morgan Asset Management plans to seek to deliver superior client outcomes across a broad range of innovative solutions and risk management processes built on the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of December 31, 2021 ($000)
JPMorgan SmartRetirement® Blend Income Fund	2.05%	1.96%	S&P Target Date Retirement Income Index	$703,176

JPMorgan SmartRetirement® Blend 2020 Fund	2.04%	3.18%	S&P Target Date 2020 Index	$1,303,281

JPMorgan SmartRetirement® Blend 2025 Fund	2.79%	3.51%	S&P Target Date 2025 Index	$2,205,396

JPMorgan SmartRetirement® Blend 2030 Fund	3.37%	3.97%	S&P Target Date 2030 Index	$2,567,512

JPMorgan SmartRetirement® Blend 2035 Fund	4.13%	4.57%	S&P Target Date 2035 Index	$2,399,915

JPMorgan SmartRetirement® Blend 2040 Fund	4.62%	5.00%	S&P Target Date 2040 Index	$2,167,527

JPMorgan SmartRetirement® Blend 2045 Fund	5.09%	5.25%	S&P Target Date 2045 Index	$1,752,289

JPMorgan SmartRetirement® Blend 2050 Fund	5.08%	5.36%	S&P Target Date 2050 Index	$1,341,597

JPMorgan SmartRetirement® Blend 2055 Fund	5.11%	5.37%	S&P Target Date 2055 Index	$725,176

JPMorgan SmartRetirement® Blend 2060 Fund	5.10%	5.34%	S&P Target Date 2060+ Index	$234,151

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend Income Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	41.5%
Exchange-Traded Funds	29.3
Corporate Bonds	8.5
Asset-Backed Securities	5.2
Mortgage-Backed Securities	4.8
U.S. Treasury Obligations	4.3
Collateralized Mortgage Obligations	1.2
Others (each less than 1.0%)	0.6
Short-Term Investments	4.6

JPMorgan SmartRetirement® Blend 2020 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	42.1%
Exchange-Traded Funds	29.2
Corporate Bonds	8.4
Asset-Backed Securities	5.3
Mortgage-Backed Securities	5.2
U.S. Treasury Obligations	3.5
Collateralized Mortgage Obligations	1.5
Others (each less than 1.0%)	0.5
Short-Term Investments	4.3

JPMorgan SmartRetirement® Blend 2025 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	43.1%
Exchange-Traded Funds	31.9
Corporate Bonds	7.6
U.S. Treasury Obligations	4.9
Asset-Backed Securities	4.6
Mortgage-Backed Securities	4.1
Collateralized Mortgage Obligations	1.1
Others (each less than 1.0%)	0.4
Short-Term Investments	2.3

JPMorgan SmartRetirement® Blend 2030 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	43.4%
Exchange-Traded Funds	35.7
Corporate Bonds	6.1
U.S. Treasury Obligations	3.9
Asset-Backed Securities	3.8
Mortgage-Backed Securities	3.2
Others (each less than 1.0%)	1.3
Short-Term Investments	2.6

JPMorgan SmartRetirement® Blend 2035 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	54.6%
Exchange-Traded Funds	38.5
Corporate Bonds	1.4
U.S. Treasury Obligations	1.3
Others (each less than 1.0%)	1.9
Short-Term Investments	2.3

JPMorgan SmartRetirement® Blend 2040 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	41.9%
International Equity	32.4
Fixed Income	18.0
Alternative Assets	4.9
U.S. Treasury Obligations	0.5
Short-Term Investments	2.3

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

JPMorgan SmartRetirement® Blend 2045 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	47.2%
International Equity	36.3
Fixed Income	8.6
Alternative Assets	5.5
U.S. Treasury Obligations	0.4
Short-Term Investments	2.0

JPMorgan SmartRetirement® Blend 2050 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	47.1%
International Equity	36.3
Fixed Income	8.7
Alternative Assets	5.4
U.S. Treasury Obligations	0.4
Short-Term Investments	2.1

JPMorgan SmartRetirement® Blend 2055 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	46.9%
International Equity	36.2
Fixed Income	8.8
Alternative Assets	5.5
U.S. Treasury Obligations	0.4
Short-Term Investments	2.2

JPMorgan SmartRetirement® Blend 2060 Fund

PORTFOLIO COMPOSITION BY ASSET CLASS AS OF DECEMBER 31, 2021	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	46.9%
International Equity	36.3
Fixed Income	8.6
Alternative Assets	5.5
U.S. Treasury Obligations	0.4
Short-Term Investments	2.3

4	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

Overall, U.S. equity markets generated positive returns in the second half of 2021, bolstered by continued monetary and fiscal support as well as strong consumer spending and record corporate profits. Despite historically high equity valuations in the U.S., the S&P 500 Index posted at least one record-high closing in each month during the period. Fixed income markets underperformed equity markets during the period and generally had mixed results during the period amid relatively low yields and investor expectations for rising interest rate.

Notably, the emergence of the omicron variant of COVID-19 and a global resurgence of the pandemic in the final months of 2021 led to higher volatility in financial markets and weighed on global petroleum prices.

The first months of the period saw upward momentum in U.S. equity prices following record-high earnings and revenue reports from U.S. companies for the second quarter of 2021. However, equity markets slumped toward the end of September amid investor concerns about global supply chain disruptions, inflationary pressures and some weakening in U.S. consumer spending. During that month, the U.S. Federal Reserve (the “Fed”) set an initial schedule for tapering off its monthly bond purchases and indicated it may raise interest rates in late 2022 or early 2023.

Equity markets see-sawed in the final three months of 2021. Stronger-than-expected corporate earnings and revenue for the third quarter of 2021, along with growth in jobs and consumer spending and a boom in U.S. consumer wealth, provided support for equity prices. In response to rising inflation and falling unemployment, the Fed accelerated its reduction in net asset purchases and indicated it may raise interest rates three times over 2022 and 2023.

Within U.S. equity, large cap stocks generally outperformed both mid cap and small cap stocks. Growth stocks led returns in the large cap indexes but value stocks outperformed growth stocks within mid cap and small cap indexes. Within fixed income markets, high yield bonds (also known as “junk bonds”) outperformed corporate bonds and U.S. Treasury securities.

For the six months ended December 31, 2021, the S&P 500 returned 11.67% and the Bloomberg U.S. Aggregate Index returned 0.06%.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

The Class R6 Shares of all nine SmartRetirement® Blend Funds underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the six months ended December 31, 2021. The Class R6 Shares of the SmartRetirement® Blend Income Fund outperformed its respective Benchmark.

In terms of manager selection, the Fund’s investments in the JPMorgan Research Enhanced High Yield ETF and the JPMorgan Short Duration Core Plus Fund were leading contributors to relative performance. The Fund’s investments in the JPMorgan Core Bond Fund and the JPMorgan US Aggregate Bond ETF detracted from performance.

From a strategic perspective, the Funds’ larger allocations to real estate investment trusts and high yield bonds (also known as “junk bonds”) contributed to relative performance. The Funds’ smaller allocations to U.S. large cap stocks and their larger allocations to emerging markets equity detracted from relative performance.

From a tactical perspective, the Funds’ allocations to equity versus bonds were leading contributors to relative performance, specifically their allocations to U.S. large cap equity futures and international developed markets equity. Conversely, their higher allocations to U.S. small cap equity detracted modestly from relative performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds (the “underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	5

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	1.92%	6.01%	6.93%	5.76%
CLASS R2 SHARES	July 2, 2012	1.65	5.52	6.40	5.28
CLASS R3 SHARES	May 31, 2017	1.84	5.80	6.66	5.56
CLASS R4 SHARES	May 31, 2017	1.92	6.05	6.93	5.83
CLASS R5 SHARES	July 2, 2012	1.99	6.22	7.09	5.95
CLASS R6 SHARES	July 2, 2012	2.05	6.33	7.20	6.03

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend Income Fund and the S&P Target Date Retirement Income Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	1.91%	6.09%	7.67%	7.17%
CLASS R2 SHARES	July 2, 2012	1.68	5.59	7.14	6.68
CLASS R3 SHARES	May 31, 2017	1.78	5.83	7.40	6.97
CLASS R4 SHARES	May 31, 2017	1.96	6.08	7.67	7.24
CLASS R5 SHARES	July 2, 2012	1.98	6.25	7.83	7.36
CLASS R6 SHARES	July 2, 2012	2.04	6.36	7.94	7.44

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2020 Fund and the S&P Target Date 2020 Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-

based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	2.66%	8.80%	9.10%	8.32%
CLASS R2 SHARES	July 2, 2012	2.37	8.26	8.55	7.82
CLASS R3 SHARES	May 31, 2017	2.53	8.50	8.82	8.11
CLASS R4 SHARES	May 31, 2017	2.66	8.78	9.10	8.38
CLASS R5 SHARES	July 2, 2012	2.73	8.96	9.26	8.50
CLASS R6 SHARES	July 2, 2012	2.79	9.07	9.37	8.59

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2025 Fund and the S&P Target Date 2025 Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	3.28%	11.11%	10.27%	9.28%
CLASS R2 SHARES	July 2, 2012	3.00	10.55	9.71	8.77
CLASS R3 SHARES	May 31, 2017	3.12	10.77	9.98	9.06
CLASS R4 SHARES	May 31, 2017	3.27	11.09	10.26	9.34
CLASS R5 SHARES	July 2, 2012	3.31	11.22	10.42	9.46
CLASS R6 SHARES	July 2, 2012	3.37	11.33	10.53	9.54

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2030 Fund and the S&P Target Date 2030 Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	4.04%	13.82%	11.32%	10.10%
CLASS R2 SHARES	July 2, 2012	3.76	13.25	10.75	9.59
CLASS R3 SHARES	May 31, 2017	3.88	13.53	11.04	9.89
CLASS R4 SHARES	May 31, 2017	4.04	13.81	11.32	10.17
CLASS R5 SHARES	July 2, 2012	4.11	13.97	11.48	10.29
CLASS R6 SHARES	July 2, 2012	4.13	14.09	11.59	10.37

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2035 Fund and the S&P Target Date 2035 Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	4.46%	15.61%	12.13%	10.68%
CLASS R2 SHARES	July 2, 2012	4.19	15.05	11.58	10.17
CLASS R3 SHARES	May 31, 2017	4.34	15.33	11.85	10.47
CLASS R4 SHARES	May 31, 2017	4.46	15.61	12.14	10.75
CLASS R5 SHARES	July 2, 2012	4.56	15.81	12.31	10.87
CLASS R6 SHARES	July 2, 2012	4.62	15.94	12.42	10.96

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2040 Fund and the S&P Target Date 2040 Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	4.93%	17.41%	12.60%	10.91%
CLASS R2 SHARES	July 2, 2012	4.66	16.86	12.04	10.40
CLASS R3 SHARES	May 31, 2017	4.81	17.16	12.33	10.71
CLASS R4 SHARES	May 31, 2017	4.93	17.44	12.60	10.98
CLASS R5 SHARES	July 2, 2012	5.00	17.60	12.79	11.11
CLASS R6 SHARES	July 2, 2012	5.09	17.75	12.89	11.20

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2045 Fund and the S&P Target Date 2045 Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	4.95%	17.46%	12.68%	10.96%
CLASS R2 SHARES	July 2, 2012	4.67	16.88	12.12	10.45
CLASS R3 SHARES	May 31, 2017	4.82	17.21	12.41	10.75
CLASS R4 SHARES	May 31, 2017	4.95	17.48	12.68	11.02
CLASS R5 SHARES	July 2, 2012	5.02	17.65	12.86	11.14
CLASS R6 SHARES	July 2, 2012	5.08	17.76	12.97	11.23

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2050 Fund and the S&P Target Date 2050 Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	4.95%	17.49%	12.62%	10.89%
CLASS R2 SHARES	July 2, 2012	4.68	16.92	12.06	10.38
CLASS R3 SHARES	May 31, 2017	4.81	17.19	12.34	10.68
CLASS R4 SHARES	May 31, 2017	4.92	17.46	12.62	10.96
CLASS R5 SHARES	July 2, 2012	5.02	17.66	12.79	11.08
CLASS R6 SHARES	July 2, 2012	5.11	17.81	12.90	11.17

*	Not annualized.

LIFE OF FUND PERFORMANCE (7/2/12 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2055 Fund and the S&P Target Date 2055 Index from July 2, 2012 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2021

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	4.97%	17.47%	12.71%	12.17%
CLASS R2 SHARES	August 31, 2016	4.71	16.93	12.15	11.61
CLASS R3 SHARES	May 31, 2017	4.83	17.16	12.42	11.88
CLASS R4 SHARES	May 31, 2017	4.94	17.48	12.70	12.16
CLASS R5 SHARES	August 31, 2016	5.05	17.66	12.88	12.34
CLASS R6 SHARES	August 31, 2016	5.10	17.76	13.00	12.44

*	Not annualized.

LIFE OF FUND PERFORMANCE (8/31/16 TO 12/31/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement® Blend 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to December 31, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	15

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 41.4%

Fixed Income — 26.9%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,645	12,663

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,803	13,829

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,077	9,637

JPMorgan High Yield Fund Class R6 Shares (a)	3,389	24,607

JPMorgan Income Fund Class R6 Shares (a)	1,957	18,373

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	4,812	52,884

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	5,883	57,122

Total Fixed Income		189,115

U.S. Equity — 14.5%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,429	102,211

Total Investment Companies (Cost $251,646)		291,326

Exchange-Traded Funds — 29.2%

Alternative Assets — 1.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	120	13,338

Fixed Income — 11.0%

JPMorgan High Yield Research Enhanced ETF (a)	576	29,795

JPMorgan U.S. Aggregate Bond ETF (a)	884	47,650

Total Fixed Income		77,445

International Equity — 13.1%

iShares Core MSCI Emerging Markets ETF	386	23,095

JPMorgan BetaBuilders International Equity ETF (a)	1,149	68,527

Total International Equity		91,622

U.S. Equity — 3.2%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	156	14,367

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	131	8,641

Total U.S. Equity		23,008

Total Exchange-Traded Funds (Cost $179,879)		205,413

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 8.5%

Aerospace & Defense — 0.2%

Boeing Co. (The)

1.95%, 2/1/2024	35	35

1.43%, 2/4/2024	25	25

2.50%, 3/1/2025	85	87

2.75%, 2/1/2026	30	31

2.20%, 2/4/2026	15	15

2.70%, 2/1/2027	765	778

3.45%, 11/1/2028	63	66

L3Harris Technologies, Inc. 1.80%, 1/15/2031	71	68

Leidos, Inc. 2.30%, 2/15/2031	26	25

Northrop Grumman Corp.

5.15%, 5/1/2040	95	123

3.85%, 4/15/2045	179	203

Raytheon Technologies Corp.

2.25%, 7/1/2030	143	142

3.75%, 11/1/2046	78	87

		1,685

Airlines — 0.0% (b)

American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	266	263

Auto Components — 0.0% (b)

Lear Corp. 2.60%, 1/15/2032	40	39

Automobiles — 0.4%

Daimler Finance North America LLC (Germany) 1.45%, 3/2/2026 (c)	186	184

General Motors Co. 6.80%, 10/1/2027	330	405

Hyundai Capital America

1.15%, 11/10/2022 (c)	363	363

1.30%, 1/8/2026 (c)	40	39

2.38%, 10/15/2027 (c)	350	348

1.80%, 1/10/2028 (c)	60	58

Nissan Motor Acceptance Co. LLC 2.80%, 1/13/2022 (c)	166	166

Nissan Motor Co. Ltd. (Japan) 4.35%, 9/17/2027 (c)	400	432

Stellantis Finance US, Inc. 1.71%, 1/29/2027 (c)	200	197

		2,192

Banks — 1.8%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (c) (d)	200	196

AIB Group plc (Ireland) 4.75%, 10/12/2023 (c)	600	635

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (c)	200	219

Banco Santander SA (Spain)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	200	196

2.75%, 12/3/2030	400	392

Bank of America Corp.

4.00%, 1/22/2025	400	427

(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	199	195

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	484	525

(SOFR + 1.32%), 2.69%, 4/22/2032 (d)	70	71

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	419	403

Bank of Ireland Group plc (Ireland)

4.50%, 11/25/2023 (c)	200	212

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (c) (d)	200	196

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (d)	200	199

3.65%, 3/16/2025	400	422

4.34%, 1/10/2028	200	218

BNP Paribas SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (c) (d)	200	192

Citigroup, Inc.

3.88%, 3/26/2025	697	743

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	125	135

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	183	196

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	145	165

Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (c)	250	255

Credit Agricole SA (France) 4.38%, 3/17/2025 (c)	400	430

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (d)	200	196

(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	745	729

Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (c)	200	208

KeyCorp 2.25%, 4/6/2027	141	143

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	200	197

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	322	352

NatWest Group plc (United Kingdom)

3.88%, 9/12/2023	200	209

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (d)	200	197

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	200	224

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (d)	200	196

Societe Generale SA (France)

4.25%, 4/14/2025 (c)	400	426

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (c) (d)	245	244

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (c) (d)	620	621

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (c)	200	198

UniCredit SpA (Italy) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c) (d)	200	195

Wells Fargo & Co.

4.10%, 6/3/2026	185	202

4.30%, 7/22/2027	580	646

Westpac Banking Corp. (Australia)

2.96%, 11/16/2040	15	15

3.13%, 11/18/2041	80	79

		11,899

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	565	616

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	104	109

3.80%, 5/1/2050	98	109

		834

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	17

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	95	100

3.20%, 11/21/2029	251	268

4.05%, 11/21/2039	445	511

4.25%, 11/21/2049	75	90

Amgen, Inc. 3.15%, 2/21/2040	175	179

Biogen, Inc.

2.25%, 5/1/2030	85	84

3.15%, 5/1/2050	77	74

Gilead Sciences, Inc.

1.65%, 10/1/2030	167	160

2.60%, 10/1/2040	108	104

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	166	157

		1,727

Building Products — 0.0% (b)

Masco Corp. 2.00%, 10/1/2030	167	160

Capital Markets — 0.8%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	201	211

Credit Suisse Group AG (Switzerland)

(SOFR + 0.98%), 1.31%, 2/2/2027 (c) (d)	250	242

4.28%, 1/9/2028 (c)	500	542

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (d)	450	449

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (d)	303	302

4.25%, 10/21/2025	688	749

(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	70	70

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	287	309

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	85	97

Macquarie Group Ltd. (Australia)

(SOFR + 1.07%), 1.34%, 1/12/2027 (c) (d)	185	180

(SOFR + 1.53%), 2.87%, 1/14/2033 (c) (d)	100	100

Morgan Stanley

5.00%, 11/24/2025	722	808

3.95%, 4/23/2027	195	215

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	105	126

(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	40	42

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (c) (d)	250	242

		4,684

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — 0.0% (b)

DuPont de Nemours, Inc. 5.32%, 11/15/2038	84	108

International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (c)	50	52

LYB International Finance III LLC 1.25%, 10/1/2025	52	51

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	46	62

		273

Commercial Services & Supplies — 0.0% (b)

Republic Services, Inc. 1.75%, 2/15/2032	155	146

Construction & Engineering — 0.0% (b)

Quanta Services, Inc. 2.35%, 1/15/2032	135	131

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	169	170

Consumer Finance — 0.5%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	150	155

6.50%, 7/15/2025	150	171

4.63%, 10/15/2027	450	499

3.00%, 10/29/2028	150	152

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (c)	75	75

2.88%, 2/15/2025 (c)	78	80

5.50%, 1/15/2026 (c)	290	320

2.13%, 2/21/2026 (c)	60	59

4.25%, 4/15/2026 (c)	10	11

2.53%, 11/18/2027 (c)	383	372

Capital One Financial Corp.

3.80%, 1/31/2028	177	192

(SOFR + 1.27%), 2.62%, 11/2/2032 (d)	85	85

General Motors Financial Co., Inc.

1.25%, 1/8/2026	164	160

4.35%, 1/17/2027	40	44

2.70%, 6/10/2031	45	45

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (c)	295	304

5.50%, 2/15/2024 (c)	22	24

		2,748

Containers & Packaging — 0.0% (b)

Graphic Packaging International LLC 1.51%, 4/15/2026 (c)	99	97

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Financial Services — 0.1%

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (c)	200	197

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	169	174

3.13%, 11/7/2049	86	88

		459

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	233	237

2.75%, 6/1/2031	302	308

3.50%, 6/1/2041	227	233

3.55%, 9/15/2055	152	153

Verizon Communications, Inc.

3.15%, 3/22/2030	215	227

2.65%, 11/20/2040	79	75

3.85%, 11/1/2042	282	316

		1,549

Electric Utilities — 0.4%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	60	72

Duke Energy Corp. 3.40%, 6/15/2029	158	168

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	43	44

Edison International 5.75%, 6/15/2027	70	80

Emera US Finance LP (Canada) 4.75%, 6/15/2046	92	108

Entergy Arkansas LLC 2.65%, 6/15/2051	36	33

Entergy Louisiana LLC

4.00%, 3/15/2033	67	76

2.90%, 3/15/2051	20	20

Evergy, Inc. 2.90%, 9/15/2029	175	179

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (c)	80	91

Fortis, Inc. (Canada) 3.06%, 10/4/2026	110	115

ITC Holdings Corp. 2.95%, 5/14/2030 (c)	53	54

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	78	85

Massachusetts Electric Co. 4.00%, 8/15/2046 (c)	34	37

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (c)	111	103

NRG Energy, Inc.

2.00%, 12/2/2025 (c)	40	40

2.45%, 12/2/2027 (c)	165	164

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

OGE Energy Corp. 0.70%, 5/26/2023	55	55

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	65	65

Pacific Gas and Electric Co.

1.37%, 3/10/2023	225	223

1.70%, 11/15/2023	65	65

3.45%, 7/1/2025	75	78

2.95%, 3/1/2026	137	139

3.75%, 8/15/2042 (e)	41	38

4.30%, 3/15/2045	25	25

PacifiCorp 4.15%, 2/15/2050	53	63

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	77	75

Series C, 4.13%, 3/1/2048	54	61

		2,356

Electrical Equipment — 0.0% (b)

Eaton Corp. 4.15%, 11/2/2042	123	144

Energy Equipment & Services — 0.0% (b)

Baker Hughes Holdings LLC 3.34%, 12/15/2027	115	123

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (c)	115	123

		246

Entertainment — 0.1%

Activision Blizzard, Inc. 1.35%, 9/15/2030	88	81

Walt Disney Co. (The)

2.65%, 1/13/2031	152	158

3.50%, 5/13/2040	150	165

		404

Equity Real Estate Investment Trusts (REITs) — 0.6%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	177	191

American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	60	59

American Tower Corp.

1.50%, 1/31/2028	65	62

1.88%, 10/15/2030	421	398

3.10%, 6/15/2050	51	50

2.95%, 1/15/2051	33	31

Brixmor Operating Partnership LP

2.25%, 4/1/2028	70	70

2.50%, 8/16/2031	40	39

Corporate Office Properties LP 2.75%, 4/15/2031	113	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	19

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Crown Castle International Corp. 3.10%, 11/15/2029	175	183

Digital Realty Trust LP 3.70%, 8/15/2027	161	174

Equinix, Inc. 2.90%, 11/18/2026	122	126

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	166	157

Healthpeak Properties, Inc.

2.13%, 12/1/2028	121	121

2.88%, 1/15/2031	175	182

Life Storage LP 2.40%, 10/15/2031	110	108

Mid-America Apartments LP 3.60%, 6/1/2027	135	146

Office Properties Income Trust 2.40%, 2/1/2027	140	136

Physicians Realty LP 2.63%, 11/1/2031	45	45

Realty Income Corp. 1.80%, 3/15/2033	115	108

Sabra Health Care LP 3.20%, 12/1/2031	80	78

Safehold Operating Partnership LP 2.85%, 1/15/2032	146	143

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (c)	272	290

UDR, Inc.

2.10%, 8/1/2032	167	159

1.90%, 3/15/2033	40	37

WP Carey, Inc.

4.25%, 10/1/2026	45	49

2.40%, 2/1/2031	71	70

2.25%, 4/1/2033	370	351

		3,675

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (c)	260	259

1.30%, 2/10/2028 (c)	48	46

2.50%, 2/10/2041 (c)	50	46

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (c)	175	181

3.44%, 5/13/2041 (c)	115	118

3.63%, 5/13/2051 (c)	125	131

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (c)	38	42

Kroger Co. (The) 3.95%, 1/15/2050	99	114

Sysco Corp. 2.40%, 2/15/2030	234	235

		1,172

Food Products — 0.1%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	145	147

Conagra Brands, Inc. 1.38%, 11/1/2027	237	227

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Food Products — continued

Smithfield Foods, Inc. 3.00%, 10/15/2030 (c)	179	178

Tyson Foods, Inc. 3.55%, 6/2/2027	129	139

		691

Gas Utilities — 0.0% (b)

Atmos Energy Corp.

0.63%, 3/9/2023	40	40

2.85%, 2/15/2052	85	82

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	174	165

		287

Health Care Equipment & Supplies — 0.0% (b)

Becton Dickinson and Co. 4.67%, 6/6/2047	30	38

Boston Scientific Corp. 4.55%, 3/1/2039	55	66

DH Europe Finance II SARL 3.25%, 11/15/2039	46	49

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	104	104

		257

Health Care Providers & Services — 0.2%

Anthem, Inc. 2.25%, 5/15/2030	168	167

Banner Health 1.90%, 1/1/2031	100	97

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	65	68

CommonSpirit Health

1.55%, 10/1/2025	30	30

2.78%, 10/1/2030	65	66

3.91%, 10/1/2050	25	28

CVS Health Corp. 4.88%, 7/20/2035	70	86

HCA, Inc.

5.25%, 6/15/2026	378	426

3.50%, 7/15/2051	110	112

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	70	76

MidMichigan Health Series 2020, 3.41%, 6/1/2050	15	16

MultiCare Health System 2.80%, 8/15/2050	46	45

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	55	58

Piedmont Healthcare, Inc. 2.86%, 1/1/2052	85	83

Quest Diagnostics, Inc. 2.80%, 6/30/2031	137	141

Universal Health Services, Inc. 2.65%, 1/15/2032 (c)	85	84

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	160	157

		1,740

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Hotels, Restaurants & Leisure — 0.0% (b)

Starbucks Corp. 3.35%, 3/12/2050	86	90

Household Durables — 0.0% (b)

Lennar Corp.

4.50%, 4/30/2024	35	37

5.00%, 6/15/2027	194	220

		257

Household Products — 0.0% (b)

Kimberly-Clark Corp. 3.70%, 6/1/2043	122	134

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (c)	370	372

Exelon Generation Co. LLC 3.25%, 6/1/2025	345	361

Southern Power Co. 5.15%, 9/15/2041	115	141

		874

Industrial Conglomerates — 0.1%

GE Capital International Funding Co. Unlimited Co.

4.42%, 11/15/2035	325	388

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	121	131

4.38%, 6/30/2050	95	118

Athene Global Funding

2.75%, 6/25/2024 (c)	134	138

1.45%, 1/8/2026 (c)	205	202

Brown & Brown, Inc. 2.38%, 3/15/2031	168	164

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (c)	136	137

New York Life Insurance Co. 3.75%, 5/15/2050 (c)	178	203

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (c)	75	74

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	169	176

		1,343

IT Services — 0.0% (b)

CGI, Inc. (Canada) 2.30%, 9/14/2031 (c)	138	133

Global Payments, Inc. 3.20%, 8/15/2029	139	145

		278

Leisure Products — 0.0% (b)

Hasbro, Inc. 3.90%, 11/19/2029	118	130

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — 0.0% (b)

Otis Worldwide Corp. 3.11%, 2/15/2040	115	118

Media — 0.2%

Charter Communications Operating LLC

2.25%, 1/15/2029	50	49

2.80%, 4/1/2031	304	302

3.50%, 6/1/2041	50	49

3.50%, 3/1/2042	30	29

3.70%, 4/1/2051	174	168

Comcast Corp.

3.25%, 11/1/2039	149	157

2.80%, 1/15/2051	104	100

Cox Communications, Inc.

1.80%, 10/1/2030 (c)	90	84

2.95%, 10/1/2050 (c)	80	75

Discovery Communications LLC 3.63%, 5/15/2030	150	160

ViacomCBS, Inc.

4.38%, 3/15/2043	97	111

5.85%, 9/1/2043	50	67

		1,351

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (c)	200	210

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (c)	158	153

Steel Dynamics, Inc. 1.65%, 10/15/2027	122	119

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	140	145

		627

Multiline Retail — 0.0% (b)

Kohl’s Corp. 3.38%, 5/1/2031	146	148

Nordstrom, Inc. 4.25%, 8/1/2031	142	140

		288

Multi-Utilities — 0.0% (b)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	78	75

Consumers Energy Co. 3.25%, 8/15/2046	34	36

WEC Energy Group, Inc. 1.38%, 10/15/2027	84	81

		192

Oil, Gas & Consumable Fuels — 0.7%

Boardwalk Pipelines LP 4.45%, 7/15/2027	85	93

BP Capital Markets America, Inc.

3.63%, 4/6/2030	275	303

2.77%, 11/10/2050	77	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	21

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Chevron USA, Inc. 3.25%, 10/15/2029	115	124

ConocoPhillips 3.75%, 10/1/2027 (c)	90	99

Coterra Energy, Inc. 3.90%, 5/15/2027 (c)	65	70

Diamondback Energy, Inc. 3.25%, 12/1/2026	158	167

Enable Midstream Partners LP

3.90%, 5/15/2024 (e)	360	375

4.40%, 3/15/2027	175	189

5.00%, 5/15/2044 (e)	210	226

Energy Transfer LP 3.90%, 7/15/2026	264	284

Enterprise Products Operating LLC 4.45%, 2/15/2043	137	156

Exxon Mobil Corp. 3.00%, 8/16/2039	265	268

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (c)	75	75

4.32%, 12/30/2039 (c)	55	57

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (c)	245	245

3.45%, 10/15/2027 (c)	130	136

HollyFrontier Corp.

2.63%, 10/1/2023	92	94

5.88%, 4/1/2026	49	55

MPLX LP

2.65%, 8/15/2030	160	160

4.50%, 4/15/2038	86	96

NGPL PipeCo LLC 3.25%, 7/15/2031 (c)	80	81

Phillips 66 Partners LP 3.55%, 10/1/2026	85	90

Pioneer Natural Resources Co. 1.90%, 8/15/2030	112	106

Plains All American Pipeline LP 4.65%, 10/15/2025	235	256

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	178	198

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	175	177

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	178	199

		4,452

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	20	29

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	108	118

4.13%, 6/15/2039	90	106

2.35%, 11/13/2040	244	232

Merck & Co., Inc. 2.35%, 6/24/2040	133	127

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — continued

Royalty Pharma plc

1.75%, 9/2/2027	19	19

3.30%, 9/2/2040	78	77

3.55%, 9/2/2050	45	45

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	600	611

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	80	86

Viatris, Inc.

3.85%, 6/22/2040	111	118

4.00%, 6/22/2050	63	67

		1,635

Professional Services — 0.0% (b)

IHS Markit Ltd. 4.25%, 5/1/2029	130	148

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	93	105

Kansas City Southern 4.70%, 5/1/2048	72	90

Norfolk Southern Corp. 3.05%, 5/15/2050	90	92

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (c)	195	189

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (c)	200	198

Union Pacific Corp. 3.55%, 8/15/2039	121	134

		808

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc. 2.80%, 10/1/2041	85	86

Broadcom, Inc.

1.95%, 2/15/2028 (c)	210	208

4.15%, 11/15/2030	501	556

3.19%, 11/15/2036 (c)	27	27

KLA Corp. 3.30%, 3/1/2050	122	130

Microchip Technology, Inc.

0.97%, 2/15/2024	110	109

0.98%, 9/1/2024 (c)	140	137

NXP BV (China)

2.50%, 5/11/2031 (c)	130	130

3.25%, 5/11/2041 (c)	135	138

Xilinx, Inc. 2.38%, 6/1/2030	228	231

		1,752

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	35	34

Oracle Corp.

2.30%, 3/25/2028	90	90

2.95%, 4/1/2030	222	225

3.80%, 11/15/2037	216	225

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Software — continued

VMware, Inc.

1.40%, 8/15/2026	154	151

4.70%, 5/15/2030	143	167

		892

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	122	130

Lowe’s Cos., Inc. 3.70%, 4/15/2046	178	195

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	178	197

Tractor Supply Co. 1.75%, 11/1/2030	169	158

		680

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc. 3.45%, 2/9/2045	219	244

Dell International LLC 6.20%, 7/15/2030	370	467

		711

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (c) (d)	750	740

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	145	138

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	168	164

4.39%, 8/15/2037	110	116

3.73%, 9/25/2040	143	137

		555

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	175	183

2.88%, 1/15/2026	90	93

1.88%, 8/17/2026	245	240

		516

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	122	128

T-Mobile USA, Inc.

2.55%, 2/15/2031	381	380

3.00%, 2/15/2041	237	231

		739

Total Corporate Bonds (Cost $60,818)		59,726

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — 5.2%

ACC Auto Trust

Series 2021-A, Class A, 1.08%, 4/15/2027 (c)	247	246

Series 2021-A, Class B, 1.79%, 4/15/2027 (c)	340	338

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (c)	280	279

Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (c)	214	211

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (c)	285	285

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (c) (e)	421	418

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (c)	315	310

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	277	278

Series 2016-3, Class AA, 3.00%, 10/15/2028	366	363

Series 2021-1, Class B, 3.95%, 7/11/2030	335	332

Series 2019-1, Class AA, 3.15%, 2/15/2032	433	437

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (c)	133	133

Series 2021-1, Class B, 0.61%, 3/13/2025 (c)	130	130

Series 2020-4, Class C, 1.31%, 12/14/2026 (c)	285	285

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	255	254

Series 2020-3, Class C, 1.06%, 8/18/2026	120	120

AMSR Trust

Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (c)	150	154

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (c)	100	99

Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (c)	335	326

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (c)	140	137

Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (c)	120	117

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (c)	100	103

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (c)	84	84

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	23

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Business Jet Securities LLC

Series 2019-1, Class A, 4.21%, 7/15/2034 (c)	49	49

Series 2020-1A, Class A, 2.98%, 11/15/2035 (c)	90	90

Series 2021-1A, Class A, 2.16%, 4/15/2036 (c)	324	319

Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (c)	442	433

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (c)	147	146

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	110	110

Carvana Auto Receivables Trust

Series 2019-4A, Class D, 3.07%, 7/15/2025 (c)	75	77

Series 2020-P1, Class C, 1.32%, 11/9/2026	200	197

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (c)	217	213

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (c) (f)	124	124

CPS Auto Receivables Trust

Series 2021-A, Class B, 0.61%, 2/18/2025 (c)	135	135

Series 2021-B, Class C, 1.23%, 3/15/2027 (c)	270	268

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (c)	570	569

Series 2020-2A, Class C, 2.73%, 11/15/2029 (c)	260	265

Series 2021-2A, Class A, 0.96%, 2/15/2030 (c)	560	557

Series 2021-3A, Class A, 1.00%, 5/15/2030 (c)	475	471

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (c)	100	100

Crossroads Asset Trust

Series 2021-A, Class A2, 0.82%, 3/20/2024 (c)	89	89

Series 2021-A, Class B, 1.12%, 6/20/2025 ‡ (c)	195	194

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (c)	205	201

Delta Air Lines Pass-Through Trust Series 2020-1, Class A, 2.50%, 6/10/2028	197	196

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (c)	70	69

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	150	153

DT Auto Owner Trust

Series 2021-1A, Class C, 0.84%, 10/15/2026 (c)	160	159

Series 2021-2A, Class C, 1.10%, 2/16/2027 (c)	190	188

Elara HGV Timeshare Issuer LLC Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (c)	361	357

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	106	106

Series 2021-2A, Class C, 0.98%, 6/15/2026	305	304

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (c)	111	110

Finance of America HECM Buyout Series 2021-HB1, Class A, 0.88%, 2/25/2031 ‡ (c) (f)	295	294

First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (c)	165	164

Flagship Credit Auto Trust

Series 2018-1, Class D, 3.86%, 4/15/2024 (c)	100	102

Series 2021-2, Class A, 0.37%, 12/15/2026 (c)	551	549

Series 2021-1, Class B, 0.68%, 2/16/2027 (c)	205	203

Series 2020-4, Class C, 1.28%, 2/16/2027 (c)	210	210

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (c)	49	49

Series 2021-2, Class A, 0.68%, 6/19/2028 (c)	89	89

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (c)	330	328

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (c)	231	232

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (c)	130	130

Home Partners of America Trust

Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (c)	420	413

Series 2021-3, Class D, 3.00%, 1/17/2041 (c)	255	254

JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	149	173

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (f)	12	12

2.33%, 11/10/2032 ‡ (f)	165	165

Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (c)	443	440

Lendingpoint Asset Securitization Trust

Series 2021-A, Class A, 1.00%, 12/15/2028 (c)	536	534

Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (c)	100	99

Series 2021-B, Class A, 1.11%, 2/15/2029 (c)	555	553

Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (c)	215	213

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (c)	437	440

LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (c)	207	205

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (c)	365	369

Series 2021-AA, Class A, 1.86%, 3/20/2036 (c)	425	418

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (c)	101	101

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (c)	333	332

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (c)	455	455

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (c)	365	362

MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (c)	518	515

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (c)	260	259

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (c)	330	331

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (c)	233	231

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (c)	589	585

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (c)	157	157

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-1A, Class A, 0.93%, 3/22/2027 (c)	272	271

OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (c)	120	125

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (c)	37	38

Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (c)	247	246

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (c)	830	825

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (c)	60	61

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (c)	537	536

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (c)	635	632

Series 2021-3, Class A, 1.15%, 5/15/2029 (c)	267	266

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (c)	265	265

PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (c) (f)	186	185

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (c) (e)	650	644

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (c) (e)	487	483

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (c)	180	176

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (c)	130	127

Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (c)	300	302

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (c)	889	869

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (c)	390	385

Republic Finance Issuance Trust

Series 2020-A, Class A, 2.47%, 11/20/2030 (c)	210	213

Series 2021-A, Class A, 2.30%, 12/22/2031 (c)	608	607

Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (c)	220	216

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	25

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	170	170

Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (c)	197	196

Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (c)	450	449

Tricolor Auto Securitization Trust

Series 2021-1A, Class B, 1.00%, 6/17/2024 (c)	190	189

Series 2021-1A, Class C, 1.33%, 9/16/2024 (c)	270	269

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	85	84

Series 2019-2, Class B, 3.50%, 5/1/2028	163	161

Series 2016-2, Class A, 3.10%, 10/7/2028	87	86

Series 2018-1, Class A, 3.70%, 3/1/2030	223	226

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (c)	102	103

Upstart Securitization Trust

Series 2020-3, Class A, 1.70%, 11/20/2030 (c)	209	210

Series 2021-1, Class A, 0.87%, 3/20/2031 (c)	85	85

US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (c)	195	193

VCAT LLC

Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (c) (e)	199	199

Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (c) (e)	217	216

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (c)	178	178

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (c) (e)	211	210

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (c) (e)	843	836

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (c) (e)	728	725

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (c) (e)	454	452

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (c) (e)	357	354

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (c) (e)	543	541

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (c) (e)	655	651

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (c)	100	100

Series 2020-3A, Class D, 1.65%, 2/17/2026 (c)	140	140

Series 2021-1A, Class C, 0.95%, 3/16/2026 (c)	625	622

Total Asset-Backed Securities (Cost $36,972)		36,771

Mortgage-Backed Securities — 4.8%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	225	242

Pool # QB4026, 2.50%, 10/1/2050	715	738

Pool # QB4045, 2.50%, 10/1/2050	455	466

Pool # QB4484, 2.50%, 10/1/2050	269	277

Pool # QB4542, 2.50%, 10/1/2050	226	234

Pool # RA4224, 3.00%, 11/1/2050	124	130

Pool # QB8503, 2.50%, 2/1/2051	368	376

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	531	586

Pool # FM3118, 3.00%, 5/1/2050	213	224

Pool # BQ2894, 3.00%, 9/1/2050	406	423

Pool # BQ3996, 2.50%, 10/1/2050	293	302

Pool # BQ5243, 3.50%, 10/1/2050	123	130

Pool # CA7398, 3.50%, 10/1/2050	457	488

Pool # CA8637, 4.00%, 1/1/2051	898	985

FNMA, Other

Pool # AM3010, 5.07%, 3/1/2028	211	245

Pool # BL8639, 1.09%, 4/1/2028	238	230

Pool # AM5319, 4.34%, 1/1/2029	193	221

Pool # BL5457, 2.57%, 7/1/2029	270	284

Pool # BS0448, 1.27%, 12/1/2029	453	437

Pool # BL9748, 1.60%, 12/1/2029	140	138

Pool # AN7593, 2.99%, 12/1/2029	130	140

Pool # AN8285, 3.11%, 3/1/2030	135	148

Pool # AM8544, 3.08%, 4/1/2030	61	66

Pool # BL9045, 1.58%, 7/1/2030	364	358

Pool # BL9251, 1.45%, 10/1/2030	360	350

Pool # BL9891, 1.37%, 12/1/2030	251	243

Pool # AN6149, 3.14%, 7/1/2032	405	448

Pool # BM3226, 3.44%, 10/1/2032 (f)	593	663

Pool # AN7923, 3.33%, 1/1/2033	250	281

Pool # AN9067, 3.51%, 5/1/2033	140	158

Pool # BL1012, 4.03%, 12/1/2033	130	155

Pool # BL0900, 4.08%, 2/1/2034	75	89

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # AN4430, 3.61%, 1/1/2037	225	251

Pool # BF0230, 5.50%, 1/1/2058	697	821

Pool # BF0497, 3.00%, 7/1/2060	320	337

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	398	432

Pool # BR3929, 3.50%, 10/20/2050	224	244

Pool # BW1726, 3.50%, 10/20/2050	327	351

Pool # BS8546, 2.50%, 12/20/2050	792	808

Pool # BR3928, 3.00%, 12/20/2050	402	435

Pool # BU7538, 3.00%, 12/20/2050	305	330

Pool # 785294, 3.50%, 1/20/2051	791	862

Pool # CA8452, 3.00%, 2/20/2051	968	1,029

Pool # CB1543, 3.00%, 2/20/2051	675	711

Pool # CA3588, 3.50%, 2/20/2051	638	683

Pool # CB1536, 3.50%, 2/20/2051	754	819

Pool # CB1542, 3.00%, 3/20/2051	527	555

Pool # CB4433, 3.00%, 3/20/2051	858	888

Pool # CC0070, 3.00%, 3/20/2051	116	123

Pool # CC8726, 3.00%, 3/20/2051	148	159

Pool # CC8738, 3.00%, 3/20/2051	178	189

Pool # CC8723, 3.50%, 3/20/2051	850	922

Pool # CC0088, 4.00%, 3/20/2051	113	121

Pool # CC0092, 4.00%, 3/20/2051	147	157

Pool # CC8727, 3.00%, 4/20/2051	244	257

Pool # CC8739, 3.00%, 4/20/2051	612	650

Pool # CC8740, 3.00%, 4/20/2051	548	580

Pool # CC8751, 3.00%, 4/20/2051	123	130

Pool # CA3563, 3.50%, 7/20/2051	416	451

Pool # CE2586, 3.50%, 7/20/2051	625	678

Pool # MA7534, 2.50%, 8/20/2051	8,216	8,423

Pool # MA7649, 2.50%, 10/20/2051	318	326

Pool # CK1527, 3.50%, 12/20/2051	410	441

GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (f)	431	444

Total Mortgage-Backed Securities (Cost $34,449)		33,862

U.S. Treasury Obligations — 4.3%

U.S. Treasury Bonds

1.13%, 5/15/2040	2,142	1,877

1.13%, 8/15/2040	3,540	3,091

1.88%, 2/15/2041	520	515

2.25%, 5/15/2041	134	141

3.13%, 2/15/2043	994	1,198

2.25%, 8/15/2046	455	481

1.38%, 8/15/2050	5,481	4,802

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

1.63%, 11/15/2050	1,505	1,402

1.88%, 2/15/2051	340	336

U.S. Treasury Notes

1.38%, 1/31/2022 (g)	2,324	2,326

1.75%, 7/31/2024	430	440

0.25%, 8/31/2025	4,049	3,921

0.50%, 8/31/2027	4,462	4,257

1.13%, 8/31/2028	850	834

0.63%, 8/15/2030	758	707

0.88%, 11/15/2030	1,250	1,188

1.13%, 2/15/2031	520	505

1.63%, 5/15/2031	200	203

U.S. Treasury STRIPS Bonds

1.02%, 8/15/2026 (h)	1,015	956

1.16%, 5/15/2027 (h)	1,035	962

Total U.S. Treasury Obligations (Cost $30,844)		30,142

Collateralized Mortgage Obligations — 1.2%

Bayview Finance LLC 0.00%, 7/12/2033 ‡	445	445

Bayview Financing Trust Series 2021-2F, Class M1, 1.60%, 12/31/2049 ‡ (c) (f)	29	29

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (c)	508	500

CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (c) (f)	471	470

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (c) (f)	475	471

FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (c) (f)	265	263

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	177	199

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	74	83

FNMA, REMIC

Series 2018-72, Class VB, 3.50%, 10/25/2031	146	155

Series 2019-7, Class CA, 3.50%, 11/25/2057	932	975

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	358	404

GNMA

Series 2015-H11, Class FC, 0.63%, 5/20/2065 (f)	212	213

Series 2021-H14, Class YD, 8.54%, 6/20/2071 (f)	365	479

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (c) (e)	203	202

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	27

JPMorgan SmartRetirement® Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (c) (f)	150	149

PRPM LLC

Series 2021-2, Class A1, 2.12%, 3/25/2026 (c) (f)	367	365

Series 2021-10, Class A1, 2.49%, 10/25/2026 (c) (e)	141	140

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	240	253

Series 2019-2, Class M55D, 4.00%, 8/25/2058	304	322

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	539	562

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (c) (e)	130	130

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (c) (f)	771	770

ZH Trust

Series 2021-1, Class A, 2.25%, 2/18/2027 (c)	130	128

Series 2021-2, Class A, 2.35%, 10/17/2027 (c)	415	412

Total Collateralized Mortgage Obligations (Cost $8,154)		8,119

Commercial Mortgage-Backed Securities — 0.4%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.93%, 12/18/2037 (c) (f)	210	210

Series 2021-FL4, Class AS, 1.20%, 12/18/2037 (c) (f)	230	229

BPR Trust Series 2021-KEN, Class A, 1.36%, 2/15/2029 (c) (f)	200	200

FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (c) (f)	346	339

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	324	352

Series K-1510, Class A2, 3.72%, 1/25/2031	115	132

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	107	105

Series 2021-M3, Class X1, IO, 2.00%, 11/25/2033 (f)	607	78

FREMF Mortgage Trust

Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (c) (f)	210	215

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2015-K48, Class C, 3.64%, 8/25/2048 (c) (f)	15	16

Series 2016-K56, Class B, 3.94%, 6/25/2049 (c) (f)	165	177

Series 2017-K728, Class C, 3.65%, 11/25/2050 (c) (f)	75	77

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.91%, 12/15/2037 ‡ (c) (f)	176	175

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (c)	360	368

Total Commercial Mortgage-Backed Securities (Cost $2,713)		2,673

Foreign Government Securities — 0.1%

Republic of Chile (Chile) 2.55%, 1/27/2032	200	199

Republic of Colombia (Colombia) 4.00%, 2/26/2024	200	207

Republic of Panama (Panama) 3.16%, 1/23/2030	200	207

Republic of Peru (Peru) 2.78%, 12/1/2060	49	43

United Mexican States (Mexico) 2.66%, 5/24/2031	400	390

Total Foreign Government Securities (Cost $1,088)		1,046

	SHARES (000)
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (i) (Cost $32,278)	32,278	32,278

Total Investments — 99.7% (Cost $638,841)		701,356
Other Assets Less Liabilities — 0.3%		1,820

NET ASSETS — 100.0%		703,176

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.
(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(h)	The rate shown is the effective yield as of December 31, 2021.
(i)	The rate shown is the current yield as of December 31, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	155	03/2022	EUR	7,555	252
MSCI EAFE E-Mini Index	47	03/2022	USD	5,452	148
Russell 2000 E-Mini Index	31	03/2022	USD	3,476	102
S&P 500 E-Mini Index	58	03/2022	USD	13,799	288
U.S. Treasury 10 Year Note	262	03/2022	USD	34,146	276

					1,066

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	29

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 41.7%

Fixed Income — 26.8%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,145	24,215

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,136	24,053

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,898	16,991

JPMorgan High Yield Fund Class R6 Shares (a)	5,987	43,468

JPMorgan Income Fund Class R6 Shares (a)	3,793	35,618

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	8,838	97,130

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	11,066	107,449

Total Fixed Income		348,924

U.S. Equity — 14.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	2,718	194,396

Total Investment Companies (Cost $470,831)		543,320

Exchange-Traded Funds — 28.9%

Alternative Assets — 1.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	224	24,845

Fixed Income — 10.7%

JPMorgan High Yield Research Enhanced ETF (a)	1,070	55,384

JPMorgan U.S. Aggregate Bond ETF (a)	1,562	84,233

Total Fixed Income		139,617

International Equity — 13.0%

iShares Core MSCI Emerging Markets ETF	689	41,246

JPMorgan BetaBuilders International Equity ETF (a)	2,130	126,991

Total International Equity		168,237

U.S. Equity — 3.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	287	26,331

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	260	17,080

Total U.S. Equity		43,411

Total Exchange-Traded Funds (Cost $327,853)		376,110

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 8.3%

Aerospace & Defense — 0.3%

Boeing Co. (The)

1.95%, 2/1/2024	75	76

1.43%, 2/4/2024	70	70

2.50%, 3/1/2025	210	214

2.75%, 2/1/2026	70	72

2.20%, 2/4/2026	45	45

2.70%, 2/1/2027	1,403	1,426

3.45%, 11/1/2028	155	162

L3Harris Technologies, Inc. 1.80%, 1/15/2031	159	152

Leidos, Inc. 2.30%, 2/15/2031	63	61

Northrop Grumman Corp.

5.15%, 5/1/2040	191	248

3.85%, 4/15/2045	409	463

Raytheon Technologies Corp.

2.25%, 7/1/2030	322	321

3.75%, 11/1/2046	192	214

		3,524

Airlines — 0.0% (b)

American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	549	544

Auto Components — 0.0% (b)

Lear Corp. 2.60%, 1/15/2032	85	84

Automobiles — 0.4%

General Motors Co. 6.80%, 10/1/2027	640	786

Hyundai Capital America

1.15%, 11/10/2022 (c)	834	836

1.30%, 1/8/2026 (c)	80	78

2.38%, 10/15/2027 (c)	680	676

Kia Corp. (South Korea) 3.25%, 4/21/2026 (c)	235	247

Nissan Motor Acceptance Co. LLC 2.80%, 1/13/2022 (c)	322	322

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (c)	253	265

4.35%, 9/17/2027 (c)	855	923

Stellantis Finance US, Inc. 1.71%, 1/29/2027 (c)	239	235

		4,368

Banks — 1.5%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (c) (d)	200	196

AIB Group plc (Ireland) 4.75%, 10/12/2023 (c)	845	894

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (c)	500	547

Banco Santander SA (Spain)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	200	196

2.75%, 12/3/2030	600	587

Bank of America Corp.

4.00%, 1/22/2025	400	427

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	1,094	1,188

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	950	914

Bank of Ireland Group plc (Ireland)

4.50%, 11/25/2023 (c)	360	381

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (c) (d)	200	196

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (d)	338	336

3.65%, 3/16/2025	845	892

4.34%, 1/10/2028	235	257

BNP Paribas SA (France) (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (c) (d)	230	220

Citigroup, Inc.

3.88%, 3/26/2025	1,165	1,243

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	250	270

(SOFR + 1.17%), 2.56%, 5/1/2032 (d)	20	20

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	328	373

Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (c)	250	255

Credit Agricole SA (France) 4.38%, 3/17/2025 (c)	880	945

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (d)	600	587

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (d)	200	216

(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	1,495	1,463

Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (c)	300	312

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	200	197

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	724	791

Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (d)	200	194

NatWest Group plc (United Kingdom)

3.88%, 9/12/2023	335	349

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (d)	210	207

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	315	354

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (d)	200	196

Societe Generale SA (France)

4.25%, 4/14/2025 (c)	700	745

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (c) (d)	260	253

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (c) (d)	415	414

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (c)	293	291

UniCredit SpA (Italy)

6.57%, 1/14/2022 (c)	350	350

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (c) (d)	200	195

Wells Fargo & Co.

4.30%, 7/22/2027	900	1,003

(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	53	54

Westpac Banking Corp. (Australia)

2.96%, 11/16/2040	50	49

3.13%, 11/18/2041	165	164

		18,721

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	1,200	1,308

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	223	236

3.80%, 5/1/2050	217	240

		1,784

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	31

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	235	248

4.05%, 11/21/2039	870	998

4.25%, 11/21/2049	180	216

Amgen, Inc. 3.15%, 2/21/2040	394	404

Biogen, Inc.

2.25%, 5/1/2030	215	212

3.15%, 5/1/2050	176	169

Gilead Sciences, Inc. 2.60%, 10/1/2040	227	219

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	379	358

		2,824

Building Products — 0.0% (b)

Masco Corp. 2.00%, 10/1/2030	380	365

Capital Markets — 0.6%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	456	478

Credit Suisse Group AG (Switzerland)

(SOFR + 0.98%), 1.31%, 2/2/2027 (c) (d)	250	242

4.28%, 1/9/2028 (c)	995	1,080

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (d)	735	734

Goldman Sachs Group, Inc. (The)

4.25%, 10/21/2025	600	655

(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	150	149

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	616	664

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	177	202

Macquarie Group Ltd. (Australia)

(SOFR + 1.07%), 1.34%, 1/12/2027 (c) (d)	370	360

(SOFR + 1.53%), 2.87%, 1/14/2033 (c) (d)	200	199

Morgan Stanley

5.00%, 11/24/2025	1,025	1,147

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	219	263

(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	150	157

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (c) (d)	450	435

		6,765

Chemicals — 0.0% (b)

DuPont de Nemours, Inc. 5.32%, 11/15/2038	170	219

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (c)	100	105

LYB International Finance III LLC 1.25%, 10/1/2025	111	109

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	95	127

		560

Construction & Engineering — 0.0% (b)

Quanta Services, Inc. 2.35%, 1/15/2032	270	262

Construction Materials — 0.0% (b)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	387	390

Consumer Finance — 0.5%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	300	309

6.50%, 7/15/2025	205	234

4.63%, 10/15/2027	810	897

3.00%, 10/29/2028	150	152

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (c)	105	106

2.88%, 2/15/2025 (c)	171	175

5.50%, 1/15/2026 (c)	530	586

2.13%, 2/21/2026 (c)	115	113

4.25%, 4/15/2026 (c)	20	21

2.53%, 11/18/2027 (c)	916	889

Capital One Financial Corp.

3.80%, 1/31/2028	402	437

(SOFR + 1.27%), 2.62%, 11/2/2032 (d)	175	175

General Motors Financial Co., Inc.

1.25%, 1/8/2026	328	321

4.35%, 1/17/2027	79	87

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (c)	505	521

5.50%, 2/15/2024 (c)	49	53

		5,076

Containers & Packaging — 0.0% (b)

Graphic Packaging International LLC 1.51%, 4/15/2026 (c)	198	194

Diversified Financial Services — 0.0% (b)

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	393	401

3.13%, 11/7/2049	205	211

		612

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	522	531

2.75%, 6/1/2031	690	704

3.50%, 6/1/2041	518	532

3.55%, 9/15/2055	305	306

Verizon Communications, Inc.

3.15%, 3/22/2030	200	212

2.65%, 11/20/2040	185	176

3.85%, 11/1/2042	634	708

		3,169

Electric Utilities — 0.5%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	125	150

Duke Energy Corp. 3.40%, 6/15/2029	361	383

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	97	100

Edison International 5.75%, 6/15/2027	195	222

Emera US Finance LP (Canada) 4.75%, 6/15/2046	197	232

Entergy Arkansas LLC 2.65%, 6/15/2051	72	67

Entergy Louisiana LLC

4.00%, 3/15/2033	150	170

2.90%, 3/15/2051	60	59

Evergy, Inc. 2.90%, 9/15/2029	394	403

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (c)	179	204

Fortis, Inc. (Canada) 3.06%, 10/4/2026	251	261

ITC Holdings Corp. 2.95%, 5/14/2030 (c)	126	129

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (c)	182	197

Massachusetts Electric Co. 4.00%, 8/15/2046 (c)	98	107

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (c)	253	234

NRG Energy, Inc.

2.00%, 12/2/2025 (c)	90	91

2.45%, 12/2/2027 (c)	305	302

OGE Energy Corp. 0.70%, 5/26/2023	105	105

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	125	124

Pacific Gas and Electric Co.

1.37%, 3/10/2023	425	423

1.70%, 11/15/2023	130	130

3.45%, 7/1/2025	120	124

2.95%, 3/1/2026	264	269

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

3.75%, 8/15/2042 (e)	71	66

4.30%, 3/15/2045	65	66

PacifiCorp 4.15%, 2/15/2050	113	134

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	176	172

Series C, 4.13%, 3/1/2048	121	136

		5,060

Electrical Equipment — 0.0% (b)

Eaton Corp. 4.15%, 11/2/2042	272	318

Energy Equipment & Services — 0.0% (b)

Baker Hughes Holdings LLC 3.34%, 12/15/2027	263	280

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (c)	264	285

		565

Entertainment — 0.0% (b)

Activision Blizzard, Inc. 1.35%, 9/15/2030	181	167

Walt Disney Co. (The) 3.50%, 5/13/2040	327	358

		525

Equity Real Estate Investment Trusts (REITs) — 0.6%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	401	432

American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	110	109

American Tower Corp.

1.50%, 1/31/2028	155	148

1.88%, 10/15/2030	928	876

3.10%, 6/15/2050	117	114

2.95%, 1/15/2051	76	72

Brixmor Operating Partnership LP

2.25%, 4/1/2028	140	140

2.50%, 8/16/2031	80	78

Corporate Office Properties LP 2.75%, 4/15/2031	225	224

Crown Castle International Corp. 3.10%, 11/15/2029	394	411

Digital Realty Trust LP 3.70%, 8/15/2027	344	373

Equinix, Inc. 2.90%, 11/18/2026	284	294

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	379	359

Healthpeak Properties, Inc.

2.13%, 12/1/2028	248	248

2.88%, 1/15/2031	394	410

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	33

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Life Storage LP 2.40%, 10/15/2031	220	216

Mid-America Apartments LP 3.60%, 6/1/2027	350	378

Office Properties Income Trust 2.40%, 2/1/2027	275	266

Physicians Realty LP 2.63%, 11/1/2031	100	100

Realty Income Corp. 1.80%, 3/15/2033	220	206

Sabra Health Care LP 3.20%, 12/1/2031	160	156

Safehold Operating Partnership LP 2.85%, 1/15/2032	299	293

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (c)	510	544

UDR, Inc.

2.10%, 8/1/2032	380	361

1.90%, 3/15/2033	50	46

WP Carey, Inc.

4.25%, 10/1/2026	115	126

2.40%, 2/1/2031	148	146

2.25%, 4/1/2033	10	9

		7,135

Food & Staples Retailing — 0.1%

7-Eleven, Inc.

0.95%, 2/10/2026 (c)	120	117

1.30%, 2/10/2028 (c)	96	91

2.50%, 2/10/2041 (c)	99	91

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (c)	394	407

3.63%, 5/13/2051 (c)	225	237

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (c)	99	108

Kroger Co. (The) 3.95%, 1/15/2050	213	245

Sysco Corp. 2.40%, 2/15/2030	546	548

		1,844

Food Products — 0.1%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	285	289

Conagra Brands, Inc. 1.38%, 11/1/2027	357	341

Smithfield Foods, Inc. 3.00%, 10/15/2030 (c)	403	402

		1,032

Gas Utilities — 0.0% (b)

Atmos Energy Corp.

0.63%, 3/9/2023	75	75

2.85%, 2/15/2052	175	169

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	176	167

		411

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Equipment & Supplies — 0.0% (b)

Becton Dickinson and Co. 4.67%, 6/6/2047	63	79

Boston Scientific Corp. 4.55%, 3/1/2039	127	152

DH Europe Finance II SARL 3.25%, 11/15/2039	103	110

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	213	214

		555

Health Care Providers & Services — 0.3%

Banner Health 1.90%, 1/1/2031	246	239

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	150	158

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	185	180

CommonSpirit Health

1.55%, 10/1/2025	65	64

2.78%, 10/1/2030	150	154

3.91%, 10/1/2050	65	72

CVS Health Corp. 4.88%, 7/20/2035	170	208

HCA, Inc.

5.25%, 6/15/2026	858	966

3.50%, 7/15/2051	175	178

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	130	142

MidMichigan Health Series 2020, 3.41%, 6/1/2050	40	43

MultiCare Health System 2.80%, 8/15/2050	113	110

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	135	141

Piedmont Healthcare, Inc. 2.86%, 1/1/2052	165	161

Quest Diagnostics, Inc. 2.80%, 6/30/2031	286	295

Universal Health Services, Inc. 2.65%, 1/15/2032 (c)	160	157

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	300	295

		3,563

Hotels, Restaurants & Leisure — 0.0% (b)

Starbucks Corp. 3.35%, 3/12/2050	205	214

Household Durables — 0.0% (b)

Lennar Corp.

4.50%, 4/30/2024	65	69

5.00%, 6/15/2027	441	499

		568

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (c)	650	652

Exelon Generation Co. LLC 3.25%, 6/1/2025	788	826

Southern Power Co. 5.15%, 9/15/2041	205	251

		1,729

Industrial Conglomerates — 0.0% (b)

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	484	578

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	264	286

4.38%, 6/30/2050	194	242

Athene Global Funding

2.50%, 1/14/2025 (c)	111	114

1.45%, 1/8/2026 (c)	400	393

Brown & Brown, Inc. 2.38%, 3/15/2031	386	376

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (c)	285	288

New York Life Insurance Co. 3.75%, 5/15/2050 (c)	408	464

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (c)	150	148

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (c)	393	410

		2,721

IT Services — 0.1%

CGI, Inc. (Canada)

1.45%, 9/14/2026 (c)	156	153

2.30%, 9/14/2031 (c)	279	269

Global Payments, Inc. 3.20%, 8/15/2029	297	309

		731

Leisure Products — 0.0% (b)

Hasbro, Inc. 3.90%, 11/19/2029	232	256

Machinery — 0.0% (b)

Otis Worldwide Corp. 3.11%, 2/15/2040	100	103

Media — 0.2%

Charter Communications Operating LLC

2.80%, 4/1/2031	686	678

3.70%, 4/1/2051	403	390

Comcast Corp.

3.25%, 11/1/2039	332	350

2.80%, 1/15/2051	172	166

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Media — continued

Cox Communications, Inc.

1.80%, 10/1/2030 (c)	220	207

2.95%, 10/1/2050 (c)	185	173

Discovery Communications LLC 3.63%, 5/15/2030	342	366

ViacomCBS, Inc.

4.38%, 3/15/2043	210	238

5.85%, 9/1/2043	65	88

		2,656

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (c)	235	247

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (c)	315	304

Steel Dynamics, Inc. 1.65%, 10/15/2027	244	239

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	265	274

		1,064

Multiline Retail — 0.0% (b)

Kohl’s Corp. 3.38%, 5/1/2031	291	297

Nordstrom, Inc. 4.25%, 8/1/2031	217	213

		510

Multi-Utilities — 0.0% (b)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	184	177

Consumers Energy Co. 3.25%, 8/15/2046	97	103

WEC Energy Group, Inc. 1.38%, 10/15/2027	199	192

		472

Oil, Gas & Consumable Fuels — 0.9%

Boardwalk Pipelines LP 4.45%, 7/15/2027	165	181

BP Capital Markets America, Inc.

3.63%, 4/6/2030	614	678

2.77%, 11/10/2050	187	177

Chevron USA, Inc. 3.25%, 10/15/2029	220	238

ConocoPhillips 3.75%, 10/1/2027 (c)	189	207

Coterra Energy, Inc. 3.90%, 5/15/2027 (c)	125	134

Diamondback Energy, Inc. 3.25%, 12/1/2026	315	332

Enable Midstream Partners LP

3.90%, 5/15/2024 (e)	720	753

4.40%, 3/15/2027	345	372

5.00%, 5/15/2044 (e)	420	451

Energy Transfer LP 3.90%, 7/15/2026	592	637

Enterprise Products Operating LLC 4.45%, 2/15/2043	287	327

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	35

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Exxon Mobil Corp. 3.00%, 8/16/2039	593	600

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (c)	140	140

4.32%, 12/30/2039 (c)	100	103

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (c)	200	199

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (c)	455	456

3.45%, 10/15/2027 (c)	259	270

HollyFrontier Corp.

2.63%, 10/1/2023	182	185

5.88%, 4/1/2026	97	109

Lundin Energy Finance BV (Netherlands) 3.10%, 7/15/2031 (c)	200	201

MPLX LP

2.65%, 8/15/2030	368	366

4.50%, 4/15/2038	205	230

NGPL PipeCo LLC 3.25%, 7/15/2031 (c)	155	157

Phillips 66 Partners LP 3.55%, 10/1/2026	194	206

Pioneer Natural Resources Co. 1.90%, 8/15/2030	249	236

Plains All American Pipeline LP 4.65%, 10/15/2025	511	557

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	402	446

TotalEnergies Capital International SA (France)

2.99%, 6/29/2041	394	399

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	402	448

		9,795

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	45	66

Bristol-Myers Squibb Co.

3.40%, 7/26/2029	270	296

4.13%, 6/15/2039	225	266

Royalty Pharma plc

1.75%, 9/2/2027	39	38

3.30%, 9/2/2040	171	171

3.55%, 9/2/2050	114	113

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	700	712

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	200	216

Viatris, Inc. 4.00%, 6/22/2050	155	165

		2,043

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Professional Services — 0.0% (b)

IHS Markit Ltd. 4.25%, 5/1/2029	233	265

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	191	215

Kansas City Southern 4.70%, 5/1/2048	143	178

Norfolk Southern Corp. 3.05%, 5/15/2050	187	190

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (c)	451	440

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (c)	400	397

Union Pacific Corp. 3.55%, 8/15/2039	270	299

		1,719

Semiconductors & Semiconductor Equipment — 0.3%

Analog Devices, Inc. 2.80%, 10/1/2041	171	173

Broadcom, Inc.

1.95%, 2/15/2028 (c)	418	413

4.15%, 11/15/2030	1,102	1,222

3.19%, 11/15/2036 (c)	59	59

KLA Corp. 3.30%, 3/1/2050	242	259

Microchip Technology, Inc.

0.97%, 2/15/2024	205	203

0.98%, 9/1/2024 (c)	280	275

NXP BV (China)

2.50%, 5/11/2031 (c)	260	260

3.25%, 5/11/2041 (c)	265	271

TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (c)	280	260

Xilinx, Inc. 2.38%, 6/1/2030	471	477

		3,872

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	65	63

Oracle Corp.

2.30%, 3/25/2028	90	90

2.95%, 4/1/2030	498	504

3.80%, 11/15/2037	479	500

VMware, Inc.

1.40%, 8/15/2026	308	303

4.70%, 5/15/2030	320	372

		1,832

Specialty Retail — 0.1%

Lowe’s Cos., Inc. 3.70%, 4/15/2046	402	441

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	200	221

Tractor Supply Co. 1.75%, 11/1/2030	390	365

		1,027

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 6.20%, 7/15/2030	762	962

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (c) (d)	1,045	1,031

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	285	271

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	386	375

4.39%, 8/15/2037	205	216

3.73%, 9/25/2040	315	303

		1,165

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	345	360

2.88%, 1/15/2026	180	186

1.88%, 8/17/2026	495	486

		1,032

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	200	207

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	270	283

T-Mobile USA, Inc.

2.55%, 2/15/2031	876	872

3.00%, 2/15/2041	543	530

		1,892

Total Corporate Bonds (Cost $110,375)		108,487

Asset-Backed Securities — 5.3%

ACC Auto Trust

Series 2021-A, Class A, 1.08%, 4/15/2027 (c)	490	489

Series 2021-A, Class B, 1.79%, 4/15/2027 (c)	675	669

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (c)	560	558

Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (c)	432	424

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (c)	530	530

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (c) (e)	833	827

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (c)	635	625

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	553	556

Series 2016-3, Class AA, 3.00%, 10/15/2028	732	727

Series 2021-1, Class B, 3.95%, 7/11/2030	690	684

Series 2019-1, Class AA, 3.15%, 2/15/2032	881	889

American Credit Acceptance Receivables Trust

Series 2021-1, Class B, 0.61%, 3/13/2025 (c)	265	265

Series 2020-4, Class C, 1.31%, 12/14/2026 (c)	705	705

AmeriCredit Automobile Receivables Trust Series 2020-3, Class C, 1.06%, 8/18/2026	295	294

AMSR Trust

Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (c)	315	324

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (c)	165	164

Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (c)	645	627

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (c)	290	283

Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (c)	255	248

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (c)	250	258

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (c)	168	168

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (c)	215	215

Series 2021-1A, Class A, 2.16%, 4/15/2036 (c)	645	633

Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (c)	888	869

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (c)	361	358

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	270	269

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	375	370

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	37

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (c)	424	416

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (c) (f)	240	240

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (c)	170	169

CPS Auto Receivables Trust

Series 2021-A, Class B, 0.61%, 2/18/2025 (c)	230	230

Series 2021-B, Class C, 1.23%, 3/15/2027 (c)	540	535

Credit Acceptance Auto Loan Trust

Series 2020-2A, Class C, 2.73%, 11/15/2029 (c)	645	658

Series 2021-2A, Class A, 0.96%, 2/15/2030 (c)	935	929

Series 2021-3A, Class A, 1.00%, 5/15/2030 (c)	940	932

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (c)	249	248

Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (c)	163	163

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (c)	405	397

Delta Air Lines Pass-Through Trust

Series 2015-1, Class B, 4.25%, 7/30/2023	165	170

Series 2020-1, Class A, 2.50%, 6/10/2028	407	406

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (c)	189	187

DT Auto Owner Trust Series 2021-1A, Class C, 0.84%, 10/15/2026 (c)	315	312

Elara HGV Timeshare Issuer LLC

Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (c)	409	404

Series 2021-A, Class C, 2.09%, 8/27/2035 (c)	193	189

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (c)	218	217

First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (c)	330	327

Flagship Credit Auto Trust

Series 2021-1, Class B, 0.68%, 2/16/2027 (c)	410	406

Series 2020-4, Class C, 1.28%, 2/16/2027 (c)	525	524

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (c)	99	99

Series 2021-2, Class A, 0.68%, 6/19/2028 (c)	176	176

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (c)	655	652

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (c)	572	574

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (c)	250	250

Home Partners of America Trust

Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (c)	864	850

Series 2021-3, Class D, 3.00%, 1/17/2041 (c)	470	468

JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	308	358

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (f)	24	24

2.33%, 11/10/2032 ‡ (f)	330	330

Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (c)	908	903

Lendingpoint Asset Securitization Trust

Series 2021-A, Class A, 1.00%, 12/15/2028 (c)	1,065	1,062

Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (c)	370	367

Series 2021-B, Class A, 1.11%, 2/15/2029 (c)	1,124	1,120

Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (c)	430	426

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (c)	1,079	1,085

LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (c)	413	411

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (c)	900	911

Series 2021-AA, Class A, 1.86%, 3/20/2036 (c)	850	835

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (c)	202	202

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (c)	666	663

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (c)	910	909

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (c)	725	720

MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (c)	1,068	1,062

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (c)	525	523

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (c)	638	641

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (c)	438	434

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (c)	1,174	1,164

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (c)	385	386

Series 2021-1A, Class A, 0.93%, 3/22/2027 (c)	541	539

OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (c)	230	239

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (c)	92	92

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (c)	1,660	1,649

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (c)	147	148

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (c)	1,051	1,049

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (c)	1,269	1,265

Series 2021-3, Class A, 1.15%, 5/15/2029 (c)	1,196	1,190

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (c)	660	660

PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (c) (f)	1,103	1,097

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (c) (e)	1,299	1,288

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (c) (e)	1,003	994

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (c)	440	431

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (c)	310	302

Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (c)	550	554

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (c)	1,775	1,737

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (c)	770	760

Republic Finance Issuance Trust

Series 2020-A, Class A, 2.47%, 11/20/2030 (c)	515	522

Series 2021-A, Class A, 2.30%, 12/22/2031 (c)	1,254	1,253

Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (c)	445	437

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	420	421

Sierra Timeshare Receivables Funding LLC Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (c)	403	400

Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (c)	894	892

Tricolor Auto Securitization Trust

Series 2021-1A, Class B, 1.00%, 6/17/2024 (c)	270	269

Series 2021-1A, Class C, 1.33%, 9/16/2024 (c)	310	309

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	168	166

Series 2019-2, Class B, 3.50%, 5/1/2028	393	389

Series 2016-2, Class A, 3.10%, 10/7/2028	173	172

Series 2018-1, Class A, 3.70%, 3/1/2030	447	451

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (c)	208	209

Upstart Securitization Trust

Series 2020-3, Class A, 1.70%, 11/20/2030 (c)	515	517

Series 2021-1, Class A, 0.87%, 3/20/2031 (c)	165	164

US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (c)	390	387

VCAT LLC

Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (c) (e)	395	394

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	39

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (c) (e)	418	417

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (c)	353	352

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (c) (e)	422	420

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (c) (e)	1,679	1,665

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (c) (e)	1,449	1,442

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (c) (e)	677	674

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (c) (e)	713	708

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (c) (e)	1,087	1,082

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (c) (e)	1,307	1,299

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (c)	245	245

Series 2020-3A, Class D, 1.65%, 2/17/2026 (c)	340	341

Total Asset-Backed Securities (Cost $69,064)		68,683

Mortgage-Backed Securities — 5.2%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	450	485

Pool # QB4026, 2.50%, 10/1/2050	1,758	1,814

Pool # QB4045, 2.50%, 10/1/2050	1,119	1,146

Pool # QB4484, 2.50%, 10/1/2050	669	690

Pool # QB4542, 2.50%, 10/1/2050	557	575

Pool # RA4224, 3.00%, 11/1/2050	253	265

Pool # QB8503, 2.50%, 2/1/2051	697	712

FNMA Pool # BS4290, 1.95%, 10/1/2029	600	609

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	1,307	1,444

Pool # FM3118, 3.00%, 5/1/2050	426	449

Pool # BQ2894, 3.00%, 9/1/2050	1,007	1,049

Pool # BQ3996, 2.50%, 10/1/2050	723	743

Pool # BQ5243, 3.50%, 10/1/2050	307	324

Pool # CA7398, 3.50%, 10/1/2050	1,127	1,203

Pool # CA8637, 4.00%, 1/1/2051	1,797	1,968

FNMA, Other

Pool # AM3010, 5.07%, 3/1/2028	423	490

Pool # BL8639, 1.09%, 4/1/2028	590	570

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM5319, 4.34%, 1/1/2029	386	442

Pool # BL5457, 2.57%, 7/1/2029	670	705

Pool # BS0448, 1.27%, 12/1/2029	877	846

Pool # BL9748, 1.60%, 12/1/2029	344	339

Pool # AN7593, 2.99%, 12/1/2029	260	280

Pool # AN8285, 3.11%, 3/1/2030	265	290

Pool # AM8544, 3.08%, 4/1/2030	117	127

Pool # BL9045, 1.58%, 7/1/2030	905	890

Pool # BL9251, 1.45%, 10/1/2030	680	661

Pool # BL9891, 1.37%, 12/1/2030	493	476

Pool # AN6149, 3.14%, 7/1/2032	810	896

Pool # BM3226, 3.44%, 10/1/2032 (f)	1,118	1,249

Pool # AN7923, 3.33%, 1/1/2033	505	569

Pool # AN9067, 3.51%, 5/1/2033	275	311

Pool # BL1012, 4.03%, 12/1/2033	265	316

Pool # BL0900, 4.08%, 2/1/2034	155	185

Pool # AN4430, 3.61%, 1/1/2037	549	614

Pool # BF0230, 5.50%, 1/1/2058	1,394	1,639

Pool # BF0497, 3.00%, 7/1/2060	635	670

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	979	1,062

Pool # BR3929, 3.50%, 10/20/2050	449	489

Pool # BW1726, 3.50%, 10/20/2050	616	662

Pool # BS8546, 2.50%, 12/20/2050	1,585	1,616

Pool # BR3928, 3.00%, 12/20/2050	789	853

Pool # BU7538, 3.00%, 12/20/2050	597	646

Pool # 785294, 3.50%, 1/20/2051	1,578	1,719

Pool # CA8452, 3.00%, 2/20/2051	1,941	2,062

Pool # CB1543, 3.00%, 2/20/2051	1,355	1,427

Pool # CA3588, 3.50%, 2/20/2051	1,280	1,371

Pool # CB1536, 3.50%, 2/20/2051	1,508	1,637

Pool # CB1542, 3.00%, 3/20/2051	1,054	1,111

Pool # CB4433, 3.00%, 3/20/2051	1,712	1,772

Pool # CC0070, 3.00%, 3/20/2051	228	241

Pool # CC8726, 3.00%, 3/20/2051	291	312

Pool # CC8738, 3.00%, 3/20/2051	355	379

Pool # CC8723, 3.50%, 3/20/2051	1,695	1,839

Pool # CC0088, 4.00%, 3/20/2051	226	242

Pool # CC0092, 4.00%, 3/20/2051	293	315

Pool # CC8727, 3.00%, 4/20/2051	488	514

Pool # CC8739, 3.00%, 4/20/2051	1,218	1,295

Pool # CC8740, 3.00%, 4/20/2051	1,095	1,160

Pool # CC8751, 3.00%, 4/20/2051	242	255

Pool # CA3563, 3.50%, 7/20/2051	828	896

Pool # CE2586, 3.50%, 7/20/2051	1,245	1,351

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # MA7534, 2.50%, 8/20/2051	13,080	13,411

Pool # MA7649, 2.50%, 10/20/2051	908	931

Pool # CK1527, 3.50%, 12/20/2051	750	807

GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (f)	809	834

Total Mortgage-Backed Securities (Cost $68,433)		67,250

U.S. Treasury Obligations — 3.4%

U.S. Treasury Bonds

1.13%, 5/15/2040	3,457	3,030

1.13%, 8/15/2040	8,272	7,222

1.88%, 2/15/2041	935	925

2.25%, 5/15/2041	259	272

3.13%, 2/15/2043	2,300	2,772

1.38%, 8/15/2050	12,637	11,070

1.63%, 11/15/2050	1,919	1,788

U.S. Treasury Notes

1.38%, 1/31/2022 (g)	4,099	4,104

0.13%, 9/15/2023	4,000	3,963

1.38%, 1/31/2025	3,000	3,034

0.88%, 6/30/2026	572	563

1.25%, 3/31/2028	1,635	1,620

1.00%, 7/31/2028	1,720	1,675

1.13%, 8/31/2028	500	490

1.63%, 5/15/2031	455	461

U.S. Treasury STRIPS Bonds 1.16%, 5/15/2027 (h)	2,065	1,919

Total U.S. Treasury Obligations (Cost $45,470)		44,908

Collateralized Mortgage Obligations — 1.4%

Bayview Finance LLC 0.00%, 7/12/2033 ‡	890	890

Bayview Financing Trust Series 2021-2F, Class M1, 1.60%, 12/31/2049 ‡ (c) (f)	57	57

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (c)	1,016	999

CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (c) (f)	939	937

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (c) (f)	946	938

FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (c) (f)	550	545

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	354	398

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	148	165

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA, REMIC

Series 2018-72, Class VB, 3.50%, 10/25/2031	284	301

Series 2019-7, Class CA, 3.50%, 11/25/2057	1,863	1,951

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	715	807

GNMA

Series 2015-H11, Class FC, 0.63%, 5/20/2065 (f)	524	526

Series 2021-H14, Class YD, 8.54%, 6/20/2071 (f)	755	990

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (c) (e)	401	400

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (c) (f)	260	259

PRPM LLC

Series 2021-2, Class A1, 2.12%, 3/25/2026 (c) (f)	668	664

Series 2021-10, Class A1, 2.49%, 10/25/2026 (c) (e)	291	290

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	481	505

Series 2019-2, Class M55D, 4.00%, 8/25/2058	649	689

Series 2019-3, Class M55D, 4.00%, 10/25/2058	483	514

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,155	1,206

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,234	1,283

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (c) (e)	250	250

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (c) (f)	1,538	1,534

ZH Trust

Series 2021-1, Class A, 2.25%, 2/18/2027 (c)	260	256

Series 2021-2, Class A, 2.35%, 10/17/2027 (c)	835	829

Total Collateralized Mortgage Obligations (Cost $18,289)		18,183

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	41

JPMorgan SmartRetirement® Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — 0.4%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.93%, 12/18/2037 (c) (f)	414	413

Series 2021-FL4, Class AS, 1.20%, 12/18/2037 (c) (f)	455	453

BPR Trust Series 2021-KEN, Class A, 1.36%, 2/15/2029 (c) (f)	335	335

FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (c) (f)	692	679

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	644	698

Series K-1510, Class A2, 3.72%, 1/25/2031	235	270

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	220	217

Series 2021-M3, Class X1, IO, 2.00%, 11/25/2033 (f)	1,284	165

FREMF Mortgage Trust

Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (c) (f)	435	444

Series 2015-K48, Class C, 3.64%, 8/25/2048 (c) (f)	35	36

Series 2016-K56, Class B, 3.94%, 6/25/2049 (c) (f)	330	355

Series 2016-K722, Class B, 3.87%, 7/25/2049 (c) (f)	180	186

Series 2017-K728, Class C, 3.65%, 11/25/2050 (c) (f)	185	191

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.91%, 12/15/2037 ‡ (c) (f)	353	350

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (c)	725	742

Total Commercial Mortgage-Backed Securities (Cost $5,614)		5,534

Foreign Government Securities — 0.1%

Republic of Colombia (Colombia) 4.00%, 2/26/2024	250	258

Republic of Panama (Panama) 3.16%, 1/23/2030	250	259

Republic of Peru (Peru) 2.78%, 12/1/2060	125	110

United Mexican States (Mexico) 2.66%, 5/24/2031	848	826

Total Foreign Government Securities (Cost $1,508)		1,453

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.3%

Investment Companies — 4.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (i) (Cost $55,698)	55,698	55,698

Total Investments — 99.0% (Cost $1,173,135)		1,289,626
Other Assets Less Liabilities — 1.0%		13,655

NET ASSETS — 100.0%		1,303,281

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(g)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(h)	The rate shown is the effective yield as of December 31, 2021.
(i)	The rate shown is the current yield as of December 31, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	291	03/2022	EUR	14,183	474
MSCI EAFE E-Mini Index	86	03/2022	USD	9,977	272
Russell 2000 E-Mini Index	57	03/2022	USD	6,391	188
S&P 500 E-Mini Index	87	03/2022	USD	20,698	431
U.S. Treasury 10 Year Note	459	03/2022	USD	59,821	521

					1,886

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	43

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 43.2%

Fixed Income — 19.1%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,308	33,173

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,812	36,909

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	2,436	21,805

JPMorgan High Yield Fund Class R6 Shares (a)	7,281	52,861

JPMorgan Income Fund Class R6 Shares (a)	4,464	41,919

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,170	67,810

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	17,145	166,478

Total Fixed Income		420,955

International Equity — 4.8%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,540	106,155

U.S. Equity — 19.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	5,938	424,598

Total Investment Companies (Cost $782,500)		951,708

Exchange-Traded Funds — 31.9%

Alternative Assets — 2.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	576	63,976

Fixed Income — 9.5%

JPMorgan High Yield Research Enhanced ETF (a)	1,428	73,940

JPMorgan U.S. Aggregate Bond ETF (a)	2,507	135,222

Total Fixed Income		209,162

International Equity — 14.5%

JPMorgan BetaBuilders International Equity ETF (a)	5,373	320,287

U.S. Equity — 5.0%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	722	66,265

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	657	43,255

Total U.S. Equity		109,520

Total Exchange-Traded Funds (Cost $606,265)		702,945

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 7.6%

Aerospace & Defense — 0.3%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (b)	1,020	1,089

Boeing Co. (The)

1.95%, 2/1/2024	100	101

1.43%, 2/4/2024	135	135

2.50%, 3/1/2025	276	282

2.75%, 2/1/2026	95	98

2.20%, 2/4/2026	85	85

2.70%, 2/1/2027	1,722	1,751

3.45%, 11/1/2028	200	209

L3Harris Technologies, Inc. 1.80%, 1/15/2031	210	200

Leidos, Inc. 2.30%, 2/15/2031	83	80

Northrop Grumman Corp.

5.15%, 5/1/2040	242	314

3.85%, 4/15/2045	521	590

Raytheon Technologies Corp.

2.25%, 7/1/2030	422	421

3.75%, 11/1/2046	241	268

2.82%, 9/1/2051	385	372

		5,995

Airlines — 0.0% (c)

American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	744	737

Auto Components — 0.0% (c)

Lear Corp. 2.60%, 1/15/2032	110	108

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	810	994

Hyundai Capital America

1.15%, 11/10/2022 (b)	1,074	1,078

2.65%, 2/10/2025 (b)	700	717

1.30%, 1/8/2026 (b)	100	97

2.38%, 10/15/2027 (b)	835	830

1.80%, 1/10/2028 (b)	155	150

Kia Corp. (South Korea) 3.25%, 4/21/2026 (b)	250	263

Nissan Motor Acceptance Co. LLC 2.80%, 1/13/2022 (b)	404	404

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (b)	318	333

4.35%, 9/17/2027 (b)	970	1,048

Stellantis Finance US, Inc. 1.71%, 1/29/2027 (b)	330	324

		6,238

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — 1.5%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (b) (d)	300	294

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	970	1,026

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	1,070	1,171

Banco Santander SA (Spain)

1.85%, 3/25/2026	400	398

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	200	196

2.75%, 12/3/2030	600	588

Bank of America Corp.

4.00%, 1/22/2025	1,674	1,788

(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	592	580

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	1,407	1,527

(SOFR + 1.21%), 2.57%, 10/20/2032 (d)	370	372

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	1,243	1,196

Bank of Ireland Group plc (Ireland)

4.50%, 11/25/2023 (b)	490	519

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (d)	215	211

Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	365	360

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (d)	424	421

3.65%, 3/16/2025	970	1,024

4.34%, 1/10/2028	300	328

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (d)	200	201

BNP Paribas SA (France)

(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (d)	770	751

(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (d)	364	357

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (d)	290	278

Citigroup, Inc.

3.88%, 3/26/2025	1,510	1,612

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	550	593

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	502	538

(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	130	130

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	418	475

Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	290	296

Credit Agricole SA (France)

4.38%, 3/17/2025 (b)	1,070	1,149

(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (d)	357	347

DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (d)	335	327

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (d)	1,000	978

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (d)	200	216

(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	1,885	1,845

(SOFR + 1.29%), 2.21%, 8/17/2029 (d)	205	201

Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	435	453

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	220	217

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	934	1,020

Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (d)	230	223

NatWest Group plc (United Kingdom)

3.88%, 9/12/2023	470	491

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (d)	287	283

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	410	460

Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (b)	200	197

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (d)	230	225

Societe Generale SA (France)

4.25%, 4/14/2025 (b)	850	905

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (d)	320	312

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	45

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (d)	270	264

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (d)	625	623

Standard Chartered plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (d)	1,260	1,261

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (d)	200	194

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (b)	395	392

UniCredit SpA (Italy) 6.57%, 1/14/2022 (b)	350	351

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (d)	200	195

(USD ICE Swap Rate 5 Year + 3.70%), 5.86%, 6/19/2032 (b) (d)	200	219

Wells Fargo & Co.

4.30%, 7/22/2027	1,701	1,895

(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	156	160

Westpac Banking Corp. (Australia)

2.96%, 11/16/2040	70	69

3.13%, 11/18/2041	224	222

		32,924

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	1,530	1,668

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	287	303

3.80%, 5/1/2050	276	306

		2,277

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	300	316

3.20%, 11/21/2029	720	770

4.05%, 11/21/2039	1,065	1,221

4.25%, 11/21/2049	240	289

Amgen, Inc. 3.15%, 2/21/2040	496	509

Biogen, Inc.

2.25%, 5/1/2030	272	268

3.15%, 5/1/2050	232	223

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued

Gilead Sciences, Inc.

1.65%, 10/1/2030	481	461

2.60%, 10/1/2040	288	277

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	481	455

		4,789

Building Products — 0.0% (c)

Masco Corp. 2.00%, 10/1/2030	482	463

Capital Markets — 0.6%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	523	548

Credit Suisse Group AG (Switzerland)

(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (d)	250	242

4.28%, 1/9/2028 (b)	1,120	1,215

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (d)	905	904

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (d)	792	788

4.25%, 10/21/2025	1,486	1,622

Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (d)	1,295	1,262

(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	200	199

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	783	843

(SOFR + 1.25%), 2.38%, 7/21/2032 (d)	120	118

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	219	250

Macquarie Group Ltd. (Australia)

(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (d)	470	458

(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (d)	250	249

Morgan Stanley

5.00%, 11/24/2025	2,097	2,347

(SOFR + 0.72%), 0.98%, 12/10/2026 (d)	340	330

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	270	324

(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	245	257

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (d)	580	561

		12,517

Chemicals — 0.0% (c)

DuPont de Nemours, Inc. 5.32%, 11/15/2038	218	281

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	351	367

LYB International Finance III LLC 1.25%, 10/1/2025	142	140

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	121	162

		950

Commercial Services & Supplies — 0.0% (c)

Republic Services, Inc. 1.75%, 2/15/2032	385	363

Construction & Engineering — 0.0% (c)

Quanta Services, Inc. 2.35%, 1/15/2032	370	359

Construction Materials — 0.0% (c)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	489	493

Consumer Finance — 0.3%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	500	516

6.50%, 7/15/2025	275	314

4.63%, 10/15/2027	1,005	1,112

3.00%, 10/29/2028	150	152

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (b)	135	136

2.88%, 2/15/2025 (b)	110	112

5.50%, 1/15/2026 (b)	1,075	1,188

2.13%, 2/21/2026 (b)	150	147

4.25%, 4/15/2026 (b)	25	26

2.53%, 11/18/2027 (b)	1,132	1,100

Capital One Financial Corp.

3.80%, 1/31/2028	503	548

(SOFR + 1.27%), 2.62%, 11/2/2032 (d)	235	234

General Motors Financial Co., Inc.

1.25%, 1/8/2026	415	407

4.35%, 1/17/2027	100	110

2.70%, 6/10/2031	150	149

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (b)	595	614

5.50%, 2/15/2024 (b)	31	33

		6,898

Containers & Packaging — 0.0% (c)

Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	259	254

Diversified Financial Services — 0.1%

Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	145	145

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Diversified Financial Services — continued

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	465	459

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	489	500

3.13%, 11/7/2049	251	258

		1,362

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	668	680

2.75%, 6/1/2031	886	904

3.50%, 6/1/2041	664	682

3.55%, 9/15/2055	398	399

Verizon Communications, Inc.

3.15%, 3/22/2030	641	678

2.65%, 11/20/2040	236	224

3.85%, 11/1/2042	822	919

		4,486

Electric Utilities — 0.3%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	156	187

Duke Energy Corp. 3.40%, 6/15/2029	464	492

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	123	127

Duke Energy Progress LLC 2.90%, 8/15/2051	170	169

Edison International 5.75%, 6/15/2027	265	302

Emera US Finance LP (Canada) 4.75%, 6/15/2046	253	298

Entergy Arkansas LLC 2.65%, 6/15/2051	88	82

Entergy Louisiana LLC

4.00%, 3/15/2033	202	230

2.90%, 3/15/2051	80	78

Evergy, Inc. 2.90%, 9/15/2029	512	524

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	235	268

Fortis, Inc. (Canada) 3.06%, 10/4/2026	334	348

ITC Holdings Corp. 2.95%, 5/14/2030 (b)	156	159

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	236	256

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	118	129

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	328	303

NRG Energy, Inc.

2.00%, 12/2/2025 (b)	115	116

2.45%, 12/2/2027 (b)	410	406

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	47

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

OGE Energy Corp. 0.70%, 5/26/2023	140	139

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	170	169

Pacific Gas and Electric Co.

1.37%, 3/10/2023	695	691

1.70%, 11/15/2023	175	175

3.45%, 7/1/2025	140	145

2.95%, 3/1/2026	346	352

3.75%, 8/15/2042 (e)	86	80

4.30%, 3/15/2045	90	91

PacifiCorp 4.15%, 2/15/2050	144	170

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	232	227

Series C, 4.13%, 3/1/2048	152	171

		6,884

Electrical Equipment — 0.0% (c)

Eaton Corp. 4.15%, 11/2/2042	349	408

Energy Equipment & Services — 0.0% (c)

Baker Hughes Holdings LLC 3.34%, 12/15/2027	338	360

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	338	364

		724

Entertainment — 0.1%

Activision Blizzard, Inc. 1.35%, 9/15/2030	244	225

Walt Disney Co. (The)

2.65%, 1/13/2031	440	458

3.50%, 5/13/2040	424	464

		1,147

Equity Real Estate Investment Trusts (REITs) — 0.4%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	503	542

American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	150	148

American Tower Corp.

1.50%, 1/31/2028	205	196

1.88%, 10/15/2030	1,190	1,125

3.10%, 6/15/2050	151	147

2.95%, 1/15/2051	98	93

Brixmor Operating Partnership LP

2.25%, 4/1/2028	180	179

2.50%, 8/16/2031	110	108

Corporate Office Properties LP 2.75%, 4/15/2031	295	293

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Crown Castle International Corp. 3.10%, 11/15/2029	495	517

CubeSmart LP 2.00%, 2/15/2031	570	549

Digital Realty Trust LP 3.70%, 8/15/2027	458	496

Equinix, Inc. 2.90%, 11/18/2026	360	373

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	475	449

Healthpeak Properties, Inc.

2.13%, 12/1/2028	334	334

2.88%, 1/15/2031	495	515

Life Storage LP 2.40%, 10/15/2031	305	300

Mid-America Apartments LP 3.60%, 6/1/2027	450	486

Office Properties Income Trust 2.40%, 2/1/2027	375	363

Physicians Realty LP 2.63%, 11/1/2031	135	135

Realty Income Corp. 1.80%, 3/15/2033	275	258

Sabra Health Care LP 3.20%, 12/1/2031	215	210

Safehold Operating Partnership LP 2.85%, 1/15/2032	406	398

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	630	672

UDR, Inc.

2.10%, 8/1/2032	482	458

1.90%, 3/15/2033	65	60

WP Carey, Inc.

4.25%, 10/1/2026	150	164

2.40%, 2/1/2031	183	180

2.25%, 4/1/2033	20	19

		9,767

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (b)	660	658

0.95%, 2/10/2026 (b)	155	150

1.30%, 2/10/2028 (b)	124	118

2.50%, 2/10/2041 (b)	125	115

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (b)	495	511

3.44%, 5/13/2041 (b)	300	309

3.63%, 5/13/2051 (b)	335	352

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	129	142

Kroger Co. (The) 3.95%, 1/15/2050	258	297

Sysco Corp. 2.40%, 2/15/2030	699	701

		3,353

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Food Products — 0.1%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	395	401

Conagra Brands, Inc. 1.38%, 11/1/2027	465	444

Mondelez International, Inc. 1.88%, 10/15/2032	316	301

Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	508	506

Tyson Foods, Inc. 3.55%, 6/2/2027	342	368

		2,020

Gas Utilities — 0.0% (c)

Atmos Energy Corp.

0.63%, 3/9/2023	95	95

2.85%, 2/15/2052	245	238

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	238	225

		558

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co.

4.67%, 6/6/2047	84	106

3.79%, 5/20/2050	252	282

Boston Scientific Corp.

4.00%, 3/1/2029	168	187

4.55%, 3/1/2039	158	189

DH Europe Finance II SARL 3.25%, 11/15/2039	123	131

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	287	289

		1,184

Health Care Providers & Services — 0.2%

Anthem, Inc. 2.25%, 5/15/2030	488	487

Banner Health 1.90%, 1/1/2031	323	314

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	195	205

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	240	233

CommonSpirit Health

1.55%, 10/1/2025	85	84

2.78%, 10/1/2030	195	200

3.91%, 10/1/2050	80	89

CVS Health Corp. 4.88%, 7/20/2035	225	275

HCA, Inc.

5.25%, 6/15/2026	1,104	1,243

3.50%, 7/15/2051	265	270

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	165	180

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — continued

MidMichigan Health Series 2020, 3.41%, 6/1/2050	50	53

MultiCare Health System 2.80%, 8/15/2050	149	144

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	175	183

Piedmont Healthcare, Inc. 2.86%, 1/1/2052	230	224

Quest Diagnostics, Inc. 2.80%, 6/30/2031	379	392

Universal Health Services, Inc. 2.65%, 1/15/2032 (b)	225	221

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	375	369

		5,166

Hotels, Restaurants & Leisure — 0.0% (c)

Starbucks Corp. 3.35%, 3/12/2050	251	262

Household Durables — 0.0% (c)

Lennar Corp.

4.50%, 4/30/2024	85	90

5.00%, 6/15/2027	570	645

MDC Holdings, Inc. 3.97%, 8/6/2061	275	263

		998

Household Products — 0.0% (c)

Kimberly-Clark Corp. 3.70%, 6/1/2043	345	380

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (b)	840	843

Exelon Generation Co. LLC

3.25%, 6/1/2025	1,014	1,062

5.75%, 10/1/2041	210	250

Southern Power Co. 5.15%, 9/15/2041	260	318

		2,473

Industrial Conglomerates — 0.1%

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	578	689

Roper Technologies, Inc. 1.75%, 2/15/2031	481	452

		1,141

Insurance — 0.2%

American International Group, Inc.

3.40%, 6/30/2030	344	372

4.38%, 6/30/2050	244	304

Athene Global Funding

0.95%, 1/8/2024 (b)	501	498

2.75%, 6/25/2024 (b)	349	360

2.50%, 1/14/2025 (b)	141	145

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	49

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Brown & Brown, Inc. 2.38%, 3/15/2031	488	475

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	352	356

New York Life Insurance Co. 3.75%, 5/15/2050 (b)	510	580

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	200	198

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	495	516

		3,804

IT Services — 0.0% (c)

CGI, Inc. (Canada)

1.45%, 9/14/2026 (b)	215	210

2.30%, 9/14/2031 (b)	385	371

Global Payments, Inc. 3.20%, 8/15/2029	395	411

		992

Leisure Products — 0.0% (c)

Hasbro, Inc. 3.90%, 11/19/2029	291	321

Life Sciences Tools & Services — 0.0% (c)

Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	345	340

Machinery — 0.0% (c)

Otis Worldwide Corp. 3.11%, 2/15/2040	334	343

Media — 0.2%

Charter Communications Operating LLC

2.25%, 1/15/2029	150	146

2.80%, 4/1/2031	892	882

3.50%, 3/1/2042	115	112

3.70%, 4/1/2051	532	514

Comcast Corp.

3.25%, 11/1/2039	431	455

2.80%, 1/15/2051	305	294

Cox Communications, Inc.

1.80%, 10/1/2030 (b)	278	262

2.95%, 10/1/2050 (b)	236	220

Discovery Communications LLC 3.63%, 5/15/2030	433	463

ViacomCBS, Inc.

4.38%, 3/15/2043	280	319

5.85%, 9/1/2043	55	74

		3,741

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa)

3.63%, 9/11/2024 (b)	320	336

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	398	386

Steel Dynamics, Inc. 1.65%, 10/15/2027	316	309

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	335	346

		1,377

Multiline Retail — 0.0% (c)

Kohl’s Corp. 3.38%, 5/1/2031	392	399

Nordstrom, Inc. 4.25%, 8/1/2031	292	287

		686

Multi-Utilities — 0.1%

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	241	232

CenterPoint Energy, Inc. 1.45%, 6/1/2026	225	221

Consumers Energy Co. 3.25%, 8/15/2046	117	124

San Diego Gas & Electric Co. 2.95%, 8/15/2051	370	372

Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	170	168

WEC Energy Group, Inc. 1.38%, 10/15/2027	266	256

		1,373

Oil, Gas & Consumable Fuels — 0.6%

Boardwalk Pipelines LP 4.45%, 7/15/2027	205	224

BP Capital Markets America, Inc.

3.63%, 4/6/2030	755	833

2.77%, 11/10/2050	238	224

Chevron USA, Inc. 3.25%, 10/15/2029	275	297

ConocoPhillips 3.75%, 10/1/2027 (b)	238	261

Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	155	167

Diamondback Energy, Inc. 3.25%, 12/1/2026	398	420

Enable Midstream Partners LP

3.90%, 5/15/2024 (e)	985	1,029

4.40%, 3/15/2027	475	513

5.00%, 5/15/2044 (e)	565	607

Energy Transfer LP 3.90%, 7/15/2026	734	789

Enterprise Products Operating LLC 4.45%, 2/15/2043	354	404

Exxon Mobil Corp. 3.00%, 8/16/2039	734	743

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (b)	195	195

4.32%, 12/30/2039 (b)	135	139

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	250	249

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (b)	550	550

3.45%, 10/15/2027 (b)	334	349

HollyFrontier Corp.

2.63%, 10/1/2023	232	236

5.88%, 4/1/2026	123	138

Lundin Energy Finance BV (Netherlands)

2.00%, 7/15/2026 (b)	200	199

3.10%, 7/15/2031 (b)	200	201

MPLX LP

2.65%, 8/15/2030	476	474

4.50%, 4/15/2038	256	287

NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	210	213

Phillips 66 Partners LP 3.55%, 10/1/2026	245	261

Pioneer Natural Resources Co. 1.90%, 8/15/2030	319	303

Plains All American Pipeline LP 4.65%, 10/15/2025	629	686

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	509	565

TotalEnergies Capital International SA (France)

2.99%, 6/29/2041	495	501

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	509	568

		12,625

Pharmaceuticals — 0.2%

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	55	81

Bristol-Myers Squibb Co.

4.13%, 6/15/2039	295	349

2.35%, 11/13/2040	533	505

Merck & Co., Inc. 2.35%, 6/24/2040	348	331

Royalty Pharma plc

1.75%, 9/2/2027	54	53

3.30%, 9/2/2040	261	260

3.55%, 9/2/2050	144	143

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,220	1,242

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	263	284

Viatris, Inc.

3.85%, 6/22/2040	292	309

4.00%, 6/22/2050	203	216

		3,773

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Professional Services — 0.0% (c)

IHS Markit Ltd. 4.25%, 5/1/2029	303	345

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	241	271

Kansas City Southern 4.70%, 5/1/2048	192	239

Norfolk Southern Corp. 3.05%, 5/15/2050	237	241

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (b)	586	571

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	800	795

Union Pacific Corp. 3.55%, 8/15/2039	345	382

		2,499

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc. 2.80%, 10/1/2041	236	239

Broadcom, Inc.

1.95%, 2/15/2028 (b)	529	523

4.15%, 11/15/2030	1,448	1,606

3.19%, 11/15/2036 (b)	78	78

KLA Corp. 3.30%, 3/1/2050	412	440

Microchip Technology, Inc.

0.97%, 2/15/2024	260	258

0.98%, 9/1/2024 (b)	380	373

NXP BV (China)

2.50%, 5/11/2031 (b)	355	355

3.25%, 5/11/2041 (b)	365	373

TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	370	343

Xilinx, Inc. 2.38%, 6/1/2030	639	647

		5,235

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	85	83

Oracle Corp.

2.30%, 3/25/2028	165	164

2.95%, 4/1/2030	643	651

3.80%, 11/15/2037	619	646

VMware, Inc.

1.40%, 8/15/2026	421	414

4.70%, 5/15/2030	415	483

		2,441

Specialty Retail — 0.1%

Lowe’s Cos., Inc.

1.70%, 10/15/2030	240	228

3.70%, 4/15/2046	509	558

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	510	563

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	51

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Specialty Retail — continued

Tractor Supply Co. 1.75%, 11/1/2030	501	469

		1,818

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc.

3.45%, 2/9/2045	634	707

2.70%, 8/5/2051	295	292

Dell International LLC 6.20%, 7/15/2030	970	1,224

		2,223

Thrifts & Mortgage Finance — 0.1%

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (d)	1,267	1,250

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	375	356

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	482	470

4.39%, 8/15/2037	265	279

3.73%, 9/25/2040	398	382

		1,487

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	440	459

2.88%, 1/15/2026	250	258

1.88%, 8/17/2026	700	688

		1,405

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	250	258

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	345	362

T-Mobile USA, Inc.

2.55%, 2/15/2031	1,127	1,122

3.00%, 2/15/2041	704	687

		2,429

Total Corporate Bonds (Cost $171,251)		168,185

U.S. Treasury Obligations — 4.9%

U.S. Treasury Bonds

1.13%, 5/15/2040	6,973	6,112

1.13%, 8/15/2040	7,459	6,513

1.88%, 2/15/2041	2,210	2,187

2.25%, 5/15/2041	259	272

3.13%, 2/15/2043	409	493

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 8/15/2046	1,235	1,306

1.38%, 8/15/2050	17,076	14,957

1.63%, 11/15/2050	1,836	1,711

1.88%, 2/15/2051	460	455

U.S. Treasury Notes

1.38%, 1/31/2022 (f)	11,479	11,491

1.75%, 7/31/2024	4,945	5,056

0.25%, 8/31/2025	15,830	15,335

0.38%, 11/30/2025	2,000	1,940

0.50%, 2/28/2026	8,960	8,706

0.50%, 8/31/2027	5,815	5,549

1.13%, 2/29/2028	4,000	3,942

1.25%, 3/31/2028	2,200	2,180

1.25%, 4/30/2028	2,990	2,963

1.00%, 7/31/2028	1,570	1,528

0.63%, 8/15/2030	2,205	2,056

0.88%, 11/15/2030	1,215	1,155

1.13%, 2/15/2031	5,895	5,721

1.63%, 5/15/2031	585	592

U.S. Treasury STRIPS Bonds

1.02%, 8/15/2026 (g)	2,735	2,576

1.16%, 5/15/2027 (g)	2,780	2,583

Total U.S. Treasury Obligations (Cost $109,147)		107,379

Asset-Backed Securities — 4.6%

ACC Auto Trust

Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	648	646

Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	925	917

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	735	732

Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	597	586

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	695	695

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (b) (e)	1,077	1,069

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	870	857

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	714	718

Series 2016-3, Class AA, 3.00%, 10/15/2028	935	929

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-1, Class B, 3.95%, 7/11/2030	935	926

Series 2019-1, Class AA, 3.15%, 2/15/2032	1,155	1,166

American Credit Acceptance Receivables Trust

Series 2021-1, Class B, 0.61%, 3/13/2025 (b)	335	335

Series 2020-4, Class C, 1.31%, 12/14/2026 (b)	920	920

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	825	824

Series 2020-3, Class C, 1.06%, 8/18/2026	385	384

AMSR Trust

Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	430	442

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (b)	220	219

Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	810	787

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	404	394

Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	340	331

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	325	336

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	215	214

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	285	284

Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	843	827

Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	1,161	1,137

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	473	469

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	350	349

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	470	464

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (b)	579	568

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (h)	300	301

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	210	209

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

CPS Auto Receivables Trust

Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	295	295

Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	730	723

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (b)	1,845	1,844

Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	845	862

Series 2021-2A, Class A, 0.96%, 2/15/2030 (b)	1,215	1,208

Series 2021-3A, Class A, 1.00%, 5/15/2030 (b)	1,285	1,274

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	329	329

Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	205	205

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	525	515

Delta Air Lines Pass-Through Trust

Series 2015-1, Class B, 4.25%, 7/30/2023	210	217

Series 2020-1, Class A, 2.50%, 6/10/2028	552	549

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	252	250

DT Auto Owner Trust

Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	400	397

Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	250	248

Elara HGV Timeshare Issuer LLC

Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	549	542

Series 2021-A, Class C, 2.09%, 8/27/2035 (b)	231	227

Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	835	832

FHF Trust

Series 2021-2A, Class A, 0.83%, 12/15/2026 (b)	1,298	1,289

Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	920	914

First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	420	416

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	53

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Flagship Credit Auto Trust

Series 2021-2, Class A, 0.37%, 12/15/2026 (b)	1,507	1,501

Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	530	525

Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	690	689

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (b)	127	127

Series 2021-2, Class A, 0.68%, 6/19/2028 (b)	240	240

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	900	895

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	750	752

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	315	315

Home Partners of America Trust

Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	1,169	1,150

Series 2021-3, Class D, 3.00%, 1/17/2041 (b)	720	717

JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	417	485

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (h)	30	30

2.33%, 11/10/2032 ‡ (h)	425	425

Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	1,229	1,223

Lendingpoint Asset Securitization Trust

Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	1,458	1,454

Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	550	545

Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	1,542	1,538

Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	595	589

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,420	1,429

LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	561	558

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	1,180	1,194

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,145	1,125

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	272	272

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	897	893

Mercury Financial Credit Card Master Trust Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,225	1,224

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	995	988

MVW LLC

Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	1,447	1,438

Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (b)	234	231

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	710	707

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	798	801

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	634	628

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,609	1,597

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (b)	521	523

Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	729	725

OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	295	307

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (b)	121	121

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,235	2,221

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	196	197

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	1,372	1,369

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	1,731	1,724

Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	1,819	1,810

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	865	865

PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (h)	1,490	1,483

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (e)	1,751	1,736

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (e)	1,355	1,343

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	569	558

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	420	410

Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (b)	855	861

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	2,393	2,340

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	995	982

Republic Finance Issuance Trust

Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	675	685

Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,697	1,695

Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	560	550

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	550	551

Sierra Timeshare Receivables Funding LLC

Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	416	410

Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	542	538

Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	1,220	1,218

Tricolor Auto Securitization Trust

Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	270	269

Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	315	314

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	217	214

Series 2019-2, Class B, 3.50%, 5/1/2028	512	507

Series 2016-1, Class A, 3.45%, 7/7/2028	534	541

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2016-2, Class A, 3.10%, 10/7/2028	777	768

Series 2018-1, Class A, 3.70%, 3/1/2030	584	591

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	267	267

Upstart Securitization Trust

Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	676	678

Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	211	210

US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	530	526

VCAT LLC

Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (e)	498	498

Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (e)	565	564

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	580	579

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (e)	544	541

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (e)	2,163	2,146

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (e)	1,869	1,859

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (e)	989	985

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (e)	918	912

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (e)	1,419	1,413

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (e)	1,762	1,751

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	325	326

Series 2020-3A, Class D, 1.65%, 2/17/2026 (b)	445	446

Series 2021-1A, Class C, 0.95%, 3/16/2026 (b)	1,680	1,669

Total Asset-Backed Securities (Cost $102,809)		102,252

Mortgage-Backed Securities — 4.1%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	582	626

Pool # QB4026, 2.50%, 10/1/2050	2,308	2,380

Pool # QB4045, 2.50%, 10/1/2050	1,467	1,503

Pool # QB4484, 2.50%, 10/1/2050	884	913

Pool # QB4542, 2.50%, 10/1/2050	728	752

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	55

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # RA4224, 3.00%, 11/1/2050	322	338

Pool # QB8503, 2.50%, 2/1/2051	899	918

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	1,715	1,895

Pool # FM3118, 3.00%, 5/1/2050	577	608

Pool # BQ2894, 3.00%, 9/1/2050	1,325	1,380

Pool # BQ3996, 2.50%, 10/1/2050	946	973

Pool # BQ5243, 3.50%, 10/1/2050	403	425

Pool # CA7398, 3.50%, 10/1/2050	1,483	1,583

Pool # BR4318, 3.00%, 1/1/2051	256	267

Pool # CA8637, 4.00%, 1/1/2051	2,271	2,489

FNMA, Other

Pool # AM3010, 5.07%, 3/1/2028	571	662

Pool # BL8639, 1.09%, 4/1/2028	773	746

Pool # AM5319, 4.34%, 1/1/2029	513	587

Pool # BL5457, 2.57%, 7/1/2029	875	921

Pool # BS0448, 1.27%, 12/1/2029	1,094	1,055

Pool # BL9748, 1.60%, 12/1/2029	448	442

Pool # AN7593, 2.99%, 12/1/2029	335	361

Pool # AN8285, 3.11%, 3/1/2030	340	372

Pool # AM8544, 3.08%, 4/1/2030	145	157

Pool # BL9045, 1.58%, 7/1/2030	1,180	1,161

Pool # BL9251, 1.45%, 10/1/2030	850	826

Pool # BL9891, 1.37%, 12/1/2030	611	590

Pool # AN6149, 3.14%, 7/1/2032	1,025	1,134

Pool # BM3226, 3.44%, 10/1/2032 (h)	1,400	1,564

Pool # AN7923, 3.33%, 1/1/2033	640	721

Pool # AN9067, 3.51%, 5/1/2033	345	390

Pool # BL1012, 4.03%, 12/1/2033	335	400

Pool # BL0900, 4.08%, 2/1/2034	190	226

Pool # AN4430, 3.61%, 1/1/2037	724	809

Pool # BF0230, 5.50%, 1/1/2058	1,906	2,243

Pool # BF0497, 3.00%, 7/1/2060	868	915

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 2/25/2052 (i)	2,705	2,753

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	1,289	1,399

Pool # BR3929, 3.50%, 10/20/2050	562	611

Pool # BW1726, 3.50%, 10/20/2050	773	831

Pool # BS8546, 2.50%, 12/20/2050	2,038	2,077

Pool # BR3928, 3.00%, 12/20/2050	979	1,059

Pool # BU7538, 3.00%, 12/20/2050	749	810

Pool # 785294, 3.50%, 1/20/2051	2,044	2,227

Pool # CA8452, 3.00%, 2/20/2051	2,504	2,661

Pool # CA9005, 3.00%, 2/20/2051	516	552

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CB1543, 3.00%, 2/20/2051	1,773	1,868

Pool # CA3588, 3.50%, 2/20/2051	1,650	1,767

Pool # CB1536, 3.50%, 2/20/2051	1,976	2,146

Pool # CB1542, 3.00%, 3/20/2051	1,379	1,453

Pool # CB4433, 3.00%, 3/20/2051	2,308	2,389

Pool # CC0070, 3.00%, 3/20/2051	309	326

Pool # CC8726, 3.00%, 3/20/2051	393	421

Pool # CC8738, 3.00%, 3/20/2051	478	510

Pool # CC8723, 3.50%, 3/20/2051	2,283	2,477

Pool # CC0088, 4.00%, 3/20/2051	304	325

Pool # CC0092, 4.00%, 3/20/2051	392	421

Pool # CC8727, 3.00%, 4/20/2051	659	694

Pool # CC8739, 3.00%, 4/20/2051	1,643	1,746

Pool # CC8740, 3.00%, 4/20/2051	1,478	1,565

Pool # CC8751, 3.00%, 4/20/2051	326	344

Pool # CA3563, 3.50%, 7/20/2051	1,128	1,221

Pool # CE2586, 3.50%, 7/20/2051	1,704	1,849

Pool # MA7534, 2.50%, 8/20/2051	15,501	15,892

Pool # MA7649, 2.50%, 10/20/2051	1,524	1,562

Pool # CK1527, 3.50%, 12/20/2051	1,165	1,254

GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (h)	1,021	1,052

Total Mortgage-Backed Securities (Cost $91,123)		89,594

Collateralized Mortgage Obligations — 1.1%

Bayview Finance LLC 0.00%, 7/12/2033 ‡	1,217	1,217

Bayview Financing Trust Series 2021-2F, Class M1, 1.60%, 12/31/2049 ‡ (b) (h)	77	77

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,312	1,290

CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (h)	1,212	1,210

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (h)	1,217	1,207

FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (h)	745	739

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	484	544

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	247	277

FNMA, REMIC

Series 2018-72, Class VB, 3.50%, 10/25/2031	387	410

Series 2019-7, Class CA, 3.50%, 11/25/2057	2,405	2,518

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	978	1,103

GNMA

Series 2015-H11, Class FC, 0.63%, 5/20/2065 (h)	687	690

Series 2021-H14, Class YD, 8.54%, 6/20/2071 (h)	1,000	1,312

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (e)	509	508

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (h)	465	463

PRPM LLC

Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (h)	902	895

Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (e)	393	392

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	658	691

Series 2019-2, Class M55D, 4.00%, 8/25/2058	1,194	1,268

Series 2019-3, Class M55D, 4.00%, 10/25/2058	1,109	1,180

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,540	1,607

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,576	1,638

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (e)	330	331

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (h)	2,099	2,095

ZH Trust

Series 2021-1, Class A, 2.25%, 2/18/2027 (b)	355	350

Series 2021-2, Class A, 2.35%, 10/17/2027 (b)	1,150	1,141

Total Collateralized Mortgage Obligations (Cost $25,306)		25,153

Commercial Mortgage-Backed Securities — 0.3%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.93%, 12/18/2037 (b) (h)	521	519

Series 2021-FL4, Class AS, 1.20%, 12/18/2037 (b) (h)	575	573

BPR Trust Series 2021-KEN, Class A, 1.36%, 2/15/2029 (b) (h)	415	415

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHLMC, Multi-Family Structured Credit Risk

Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (b) (h)	944	925

Series 2021-MN1, Class M1, 2.05%, 1/25/2051 (b) (h)	320	319

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	804	871

Series K-1510, Class A2, 3.72%, 1/25/2031	295	339

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	281	277

Series 2021-M3, Class X1, IO, 2.00%, 11/25/2033 (h)	1,630	209

FREMF Mortgage Trust

Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (b) (h)	585	597

Series 2015-K48, Class C, 3.64%, 8/25/2048 (b) (h)	50	52

Series 2016-K56, Class B, 3.94%, 6/25/2049 (b) (h)	450	484

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (h)	230	238

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.91%, 12/15/2037 ‡ (b) (h)	443	439

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	885	906

Total Commercial Mortgage-Backed Securities (Cost $7,267)		7,163

Foreign Government Securities — 0.1%

Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (b)	200	195

Republic of Colombia (Colombia) 4.00%, 2/26/2024	300	310

Republic of Panama (Panama) 3.16%, 1/23/2030	300	311

Republic of Peru (Peru) 2.78%, 12/1/2060	162	143

United Mexican States (Mexico) 2.66%, 5/24/2031	1,035	1,009

Total Foreign Government Securities (Cost $2,038)		1,968

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	57

JPMorgan SmartRetirement® Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (j) (Cost $50,693)	50,693	50,693

Total Investments — 100.1% (Cost $1,948,399)		2,207,040
Liabilities in Excess of Other Assets — (0.1)%		(1,644)

NET ASSETS — 100.0%		2,205,396

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of December 31, 2021.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The rate shown is the current yield as of December 31, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	475	03/2022	EUR	23,151	774
MSCI EAFE E-Mini Index	150	03/2022	USD	17,402	473
Russell 2000 E-Mini Index	94	03/2022	USD	10,540	310
S&P 500 E-Mini Index	393	03/2022	USD	93,500	1,947
U.S. Treasury 10 Year Note	771	03/2022	USD	100,482	806

					4,310

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	59

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 43.5%

Fixed Income — 12.6%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,711	36,276

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	4,547	34,875

JPMorgan High Yield Fund Class R6 Shares (a)	6,665	48,388

JPMorgan Income Fund Class R6 Shares (a)	4,839	45,434

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	16,246	157,752

Total Fixed Income		322,725

International Equity — 6.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	8,248	158,038

U.S. Equity — 24.7%

JPMorgan Equity Index Fund Class R6 Shares (a)	8,873	634,542

Total Investment Companies (Cost $863,099)		1,115,305

Exchange-Traded Funds — 35.8%

Alternative Assets — 3.7%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	848	94,135

Fixed Income — 7.7%

JPMorgan High Yield Research Enhanced ETF (a)	1,382	71,548

JPMorgan U.S. Aggregate Bond ETF (a)	2,312	124,689

Total Fixed Income		196,237

International Equity — 18.2%

JPMorgan BetaBuilders International Equity ETF (a)	7,860	468,589

U.S. Equity — 6.2%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,052	96,582

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	948	62,392

Total U.S. Equity		158,974

Total Exchange-Traded Funds (Cost $778,156)		917,935

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 6.1%

Aerospace & Defense — 0.2%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (b)	885	945

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

Boeing Co. (The)

1.17%, 2/4/2023	85	85

1.95%, 2/1/2024	85	86

1.43%, 2/4/2024	170	170

2.50%, 3/1/2025	249	254

2.75%, 2/1/2026	85	87

2.20%, 2/4/2026	105	105

2.70%, 2/1/2027	1,496	1,522

3.45%, 11/1/2028	180	188

L3Harris Technologies, Inc. 1.80%, 1/15/2031	174	166

Leidos, Inc. 2.30%, 2/15/2031	68	65

Northrop Grumman Corp.

5.15%, 5/1/2040	220	285

3.85%, 4/15/2045	449	509

Raytheon Technologies Corp.

2.25%, 7/1/2030	373	372

3.75%, 11/1/2046	211	235

2.82%, 9/1/2051	385	372

		5,446

Airlines — 0.0% (c)

American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	719	712

Auto Components — 0.0% (c)

Lear Corp. 2.60%, 1/15/2032	105	103

Automobiles — 0.2%

General Motors Co. 6.80%, 10/1/2027	722	886

Hyundai Capital America

1.15%, 11/10/2022 (b)	945	948

2.65%, 2/10/2025 (b)	596	611

1.30%, 1/8/2026 (b)	90	87

2.38%, 10/15/2027 (b)	730	726

1.80%, 1/10/2028 (b)	140	135

Kia Corp. (South Korea) 3.25%, 4/21/2026 (b)	250	263

Nissan Motor Acceptance Co. LLC 2.80%, 1/13/2022 (b)	361	361

Nissan Motor Co. Ltd. (Japan)

3.52%, 9/17/2025 (b)	289	303

4.35%, 9/17/2027 (b)	910	982

Stellantis Finance US, Inc. 1.71%, 1/29/2027 (b)	312	307

		5,609

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — 1.3%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (b) (d)	300	294

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	865	915

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	930	1,018

Banco Santander SA (Spain)

1.85%, 3/25/2026	400	398

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (d)	200	196

2.75%, 12/3/2030	600	588

Bank of America Corp.

4.00%, 1/22/2025	1,524	1,627

(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	511	501

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	1,230	1,334

(SOFR + 1.21%), 2.57%, 10/20/2032 (d)	410	412

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	1,081	1,041

Bank of Ireland Group plc (Ireland)

4.50%, 11/25/2023 (b)	460	487

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.03%, 9/30/2027 (b) (d)	203	199

Banque Federative du Credit Mutuel SA (France) 1.60%, 10/4/2026 (b)	345	340

Barclays plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (d)	385	382

3.65%, 3/16/2025	865	915

4.34%, 1/10/2028	265	289

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 11/24/2032 (d)	200	201

BNP Paribas SA (France)

(SOFR + 1.61%), 1.90%, 9/30/2028 (b) (d)	665	649

(SOFR + 1.22%), 2.16%, 9/15/2029 (b) (d)	346	339

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 2.59%, 8/12/2035 (b) (d)	250	240

Citigroup, Inc.

3.88%, 3/26/2025	1,316	1,405

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	500	539

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Banks — continued

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	442	474

(SOFR + 1.17%), 2.56%, 5/1/2032 (d)	110	111

(SOFR + 1.18%), 2.52%, 11/3/2032 (d)	140	140

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	367	417

Commonwealth Bank of Australia (Australia) 3.31%, 3/11/2041 (b)	255	260

Credit Agricole SA (France)

4.38%, 3/17/2025 (b)	930	999

(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (d)	317	308

DNB Bank ASA (Norway) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 1.60%, 3/30/2028 (b) (d)	320	312

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (d)	880	861

(ICE LIBOR USD 3 Month + 1.55%), 4.04%, 3/13/2028 (d)	200	216

(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	1,660	1,625

(SOFR + 1.29%), 2.21%, 8/17/2029 (d)	200	196

Intesa Sanpaolo SpA (Italy) Series XR, 3.25%, 9/23/2024 (b)	400	416

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	205	202

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	813	888

Mizuho Financial Group, Inc. (Japan) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (d)	210	204

NatWest Group plc (United Kingdom)

3.88%, 9/12/2023	440	459

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.64%, 6/14/2027 (d)	269	265

(ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	375	421

Nordea Bank Abp (Finland) 1.50%, 9/30/2026 (b)	200	197

Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.99%), 1.67%, 6/14/2027 (d)	215	210

Societe Generale SA (France)

4.25%, 4/14/2025 (b)	780	829

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	61

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.49%, 12/14/2026 (b) (d)	300	292

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.79%, 6/9/2027 (b) (d)	255	250

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (b) (d)	590	589

Standard Chartered plc (United Kingdom)

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (d)	1,105	1,106

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 1.46%, 1/14/2027 (b) (d)	200	194

Sumitomo Mitsui Trust Bank Ltd. (Japan) 1.55%, 3/25/2026 (b)	367	364

UniCredit SpA (Italy)

6.57%, 1/14/2022 (b)	350	351

(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (d)	265	258

Wells Fargo & Co.

4.30%, 7/22/2027	1,500	1,671

(SOFR + 2.10%), 2.39%, 6/2/2028 (d)	484	492

Westpac Banking Corp. (Australia)

2.96%, 11/16/2040	50	49

3.13%, 11/18/2041	217	215

		30,150

Beverages — 0.1%

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	1,340	1,461

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	249	263

3.80%, 5/1/2050	244	270

		1,994

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	265	279

3.20%, 11/21/2029	624	667

4.05%, 11/21/2039	930	1,068

4.25%, 11/21/2049	210	252

Amgen, Inc.

3.15%, 2/21/2040	429	440

3.00%, 1/15/2052	100	97

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued

Biogen, Inc.

2.25%, 5/1/2030	236	233

3.15%, 5/1/2050	202	194

Gilead Sciences, Inc.

1.65%, 10/1/2030	415	397

2.60%, 10/1/2040	253	244

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	415	392

		4,263

Building Products — 0.0% (c)

Masco Corp. 2.00%, 10/1/2030	416	399

Capital Markets — 0.5%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	485	508

Credit Suisse Group AG (Switzerland)

(SOFR + 0.98%), 1.31%, 2/2/2027 (b) (d)	250	242

4.28%, 1/9/2028 (b)	1,015	1,101

Deutsche Bank AG (Germany)

(SOFR + 1.87%), 2.13%, 11/24/2026 (d)	795	794

(SOFR + 1.72%), 3.04%, 5/28/2032 (d)	408	411

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (d)	728	725

4.25%, 10/21/2025	1,293	1,410

Series VAR, (SOFR + 0.79%), 1.09%, 12/9/2026 (d)	1,149	1,120

(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	195	194

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	693	746

(SOFR + 1.25%), 2.38%, 7/21/2032 (d)	205	202

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	198	226

Macquarie Group Ltd. (Australia)

(SOFR + 1.07%), 1.34%, 1/12/2027 (b) (d)	420	409

(SOFR + 1.53%), 2.87%, 1/14/2033 (b) (d)	200	199

Morgan Stanley

5.00%, 11/24/2025	1,852	2,072

(SOFR + 0.72%), 0.98%, 12/10/2026 (d)	310	301

(SOFR + 1.20%), 2.51%, 10/20/2032 (d)	415	415

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	244	293

(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	255	267

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Capital Markets — continued

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (d)	540	523

		12,158

Chemicals — 0.0% (c)

DuPont de Nemours, Inc. 5.32%, 11/15/2038	197	254

International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	300	314

LYB International Finance III LLC 1.25%, 10/1/2025	127	125

Nutrien Ltd. (Canada) 5.00%, 4/1/2049	111	149

		842

Commercial Services & Supplies — 0.0% (c)

Republic Services, Inc. 1.75%, 2/15/2032	350	330

Construction & Engineering — 0.0% (c)

Quanta Services, Inc. 2.35%, 1/15/2032	350	340

Construction Materials — 0.0% (c)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	423	427

Consumer Finance — 0.3%

AerCap Ireland Capital DAC (Ireland)

3.15%, 2/15/2024	400	413

6.50%, 7/15/2025	200	229

2.45%, 10/29/2026	150	151

4.63%, 10/15/2027	880	973

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (b)	425	428

2.88%, 2/15/2025 (b)	207	211

5.50%, 1/15/2026 (b)	650	718

2.13%, 2/21/2026 (b)	110	108

4.25%, 4/15/2026 (b)	20	21

2.53%, 11/18/2027 (b)	1,092	1,061

Capital One Financial Corp.

3.80%, 1/31/2028	437	476

(SOFR + 1.27%), 2.62%, 11/2/2032 (d)	230	229

General Motors Financial Co., Inc.

1.20%, 10/15/2024	145	144

1.25%, 1/8/2026	369	362

4.35%, 1/17/2027	90	99

2.70%, 6/10/2031	155	154

Park Aerospace Holdings Ltd. (Ireland)

4.50%, 3/15/2023 (b)	575	594

5.50%, 2/15/2024 (b)	59	63

		6,434

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Containers & Packaging — 0.0% (c)

Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	238	234

Diversified Financial Services — 0.0% (c)

Element Fleet Management Corp. (Canada) 1.60%, 4/6/2024 (b)	130	130

LSEGA Financing plc (United Kingdom) 2.00%, 4/6/2028 (b)	430	424

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	423	433

3.13%, 11/7/2049	215	221

		1,208

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.30%, 6/1/2027	582	592

2.75%, 6/1/2031	777	794

3.50%, 6/1/2041	584	600

3.55%, 9/15/2055	369	370

NBN Co. Ltd. (Australia) 2.63%, 5/5/2031 (b)	500	502

Verizon Communications, Inc.

2.10%, 3/22/2028	350	351

3.15%, 3/22/2030	561	594

2.65%, 11/20/2040	204	194

3.85%, 11/1/2042	719	802

		4,799

Electric Utilities — 0.3%

Appalachian Power Co. Series Y, 4.50%, 3/1/2049	140	168

Duke Energy Corp. 3.40%, 6/15/2029	403	427

Duke Energy Indiana LLC Series YYY, 3.25%, 10/1/2049	113	117

Duke Energy Progress LLC 2.90%, 8/15/2051	165	164

Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	85	84

Edison International 5.75%, 6/15/2027	225	257

Emera US Finance LP (Canada) 4.75%, 6/15/2046	223	263

Entergy Arkansas LLC 2.65%, 6/15/2051	84	78

Entergy Louisiana LLC

4.00%, 3/15/2033	166	188

2.90%, 3/15/2051	70	69

Evergy, Inc. 2.90%, 9/15/2029	441	451

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	210	240

Fortis, Inc. (Canada) 3.06%, 10/4/2026	283	295

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	63

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Indiana Michigan Power Co. 3.25%, 5/1/2051	150	154

ITC Holdings Corp. 2.95%, 5/14/2030 (b)	136	139

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	212	230

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	103	112

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	280	259

NRG Energy, Inc.

2.00%, 12/2/2025 (b)	105	106

2.45%, 12/2/2027 (b)	365	361

OGE Energy Corp. 0.70%, 5/26/2023	130	129

Ohio Power Co. Series R, 2.90%, 10/1/2051	200	193

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	160	159

Pacific Gas and Electric Co.

1.37%, 3/10/2023	665	660

1.70%, 11/15/2023	170	170

3.45%, 7/1/2025	130	135

2.95%, 3/1/2026	328	333

3.75%, 8/15/2042 (e)	79	74

4.30%, 3/15/2045	80	81

PacifiCorp 4.15%, 2/15/2050	135	160

Public Service Co. of Oklahoma Series K, 3.15%, 8/15/2051	90	91

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	202	198

Series C, 4.13%, 3/1/2048	131	147

		6,692

Electrical Equipment — 0.0% (c)

Eaton Corp. 4.15%, 11/2/2042	303	354

Rockwell Automation, Inc. 2.80%, 8/15/2061	90	88

		442

Energy Equipment & Services — 0.0% (c)

Baker Hughes Holdings LLC 3.34%, 12/15/2027	295	314

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	296	319

		633

Entertainment — 0.0% (c)

Activision Blizzard, Inc. 1.35%, 9/15/2030	236	218

Walt Disney Co. (The)

2.65%, 1/13/2031	386	402

3.50%, 5/13/2040	371	406

		1,026

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 0.4%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	437	470

American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	150	148

American Tower Corp.

1.50%, 1/31/2028	185	177

1.88%, 10/15/2030	1,039	983

3.10%, 6/15/2050	136	132

2.95%, 1/15/2051	88	83

Brixmor Operating Partnership LP

2.25%, 4/1/2028	170	169

2.50%, 8/16/2031	100	98

Corporate Office Properties LP 2.75%, 4/15/2031	271	269

Crown Castle International Corp. 3.10%, 11/15/2029	429	448

CubeSmart LP 2.00%, 2/15/2031	505	486

Digital Realty Trust LP 3.70%, 8/15/2027	397	430

Equinix, Inc.

2.90%, 11/18/2026	314	325

2.00%, 5/15/2028	424	417

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	414	392

Healthpeak Properties, Inc.

2.13%, 12/1/2028	323	324

2.88%, 1/15/2031	429	447

Life Storage LP 2.40%, 10/15/2031	290	285

Mid-America Apartments LP 3.60%, 6/1/2027	380	410

Office Properties Income Trust

2.65%, 6/15/2026	280	278

2.40%, 2/1/2027	350	339

Physicians Realty LP 2.63%, 11/1/2031	130	130

Realty Income Corp. 1.80%, 3/15/2033	275	258

Sabra Health Care LP 3.20%, 12/1/2031	205	200

Safehold Operating Partnership LP 2.85%, 1/15/2032	391	383

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	565	603

UDR, Inc.

2.10%, 8/1/2032	416	395

1.90%, 3/15/2033	65	60

WP Carey, Inc.

4.25%, 10/1/2026	135	148

2.40%, 2/1/2031	163	160

2.45%, 2/1/2032	160	156

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

2.25%, 4/1/2033	90	85

		9,688

Food & Staples Retailing — 0.1%

7-Eleven, Inc.

0.63%, 2/10/2023 (b)	595	593

1.30%, 2/10/2028 (b)	112	107

2.50%, 2/10/2041 (b)	112	103

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (b)	429	443

3.44%, 5/13/2041 (b)	300	309

3.63%, 5/13/2051 (b)	335	352

CVS Pass-Through Trust Series 2014, 4.16%, 8/11/2036 (b)	114	125

Kroger Co. (The) 3.95%, 1/15/2050	222	255

Sysco Corp. 2.40%, 2/15/2030	603	605

		2,892

Food Products — 0.1%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	370	376

Conagra Brands, Inc. 1.38%, 11/1/2027	404	386

Mondelez International, Inc. 1.88%, 10/15/2032	281	268

Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	443	440

Tyson Foods, Inc. 3.55%, 6/2/2027	309	333

		1,803

Gas Utilities — 0.0% (c)

Atmos Energy Corp.

0.63%, 3/9/2023	85	85

2.85%, 2/15/2052	230	223

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	202	191

		499

Health Care Equipment & Supplies — 0.0% (c)

Becton Dickinson and Co.

4.67%, 6/6/2047	73	92

3.79%, 5/20/2050	216	243

Boston Scientific Corp.

4.00%, 3/1/2029	148	164

4.55%, 3/1/2039	137	164

DH Europe Finance II SARL 3.25%, 11/15/2039	119	127

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	278	279

		1,069

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Providers & Services — 0.2%

Anthem, Inc. 2.25%, 5/15/2030	422	420

Banner Health 1.90%, 1/1/2031	288	280

Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	115	113

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	175	184

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	215	209

CommonSpirit Health

1.55%, 10/1/2025	75	74

2.78%, 10/1/2030	170	175

3.91%, 10/1/2050	75	83

CVS Health Corp. 4.88%, 7/20/2035	205	251

Hackensack Meridian Health, Inc. Series 2020, 2.68%, 9/1/2041	350	341

HCA, Inc.

5.25%, 6/15/2026	968	1,090

3.50%, 7/15/2051	270	275

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	150	164

MidMichigan Health Series 2020, 3.41%, 6/1/2050	45	48

MultiCare Health System 2.80%, 8/15/2050	132	128

PeaceHealth Obligated Group Series 2020, 3.22%, 11/15/2050	160	167

Piedmont Healthcare, Inc. 2.86%, 1/1/2052	215	210

Quest Diagnostics, Inc. 2.80%, 6/30/2031	339	350

Universal Health Services, Inc. 2.65%, 1/15/2032 (b)	245	241

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	340	334

		5,137

Hotels, Restaurants & Leisure — 0.0% (c)

Starbucks Corp. 3.35%, 3/12/2050	214	224

Household Durables — 0.0% (c)

Lennar Corp.

4.50%, 4/30/2024	75	80

5.00%, 6/15/2027	756	855

		935

Household Products — 0.0% (c)

Kimberly-Clark Corp. 3.70%, 6/1/2043	297	327

Independent Power and Renewable Electricity Producers — 0.1%

Alexander Funding Trust 1.84%, 11/15/2023 (b)	670	672

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	65

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Independent Power and Renewable Electricity Producers — continued

Exelon Generation Co. LLC

3.25%, 6/1/2025	892	934

5.75%, 10/1/2041	205	244

Southern Power Co. 5.15%, 9/15/2041	230	282

		2,132

Industrial Conglomerates — 0.0% (c)

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	522	623

Roper Technologies, Inc. 1.75%, 2/15/2031	415	390

		1,013

Insurance — 0.1%

American International Group, Inc.

3.40%, 6/30/2030	296	320

4.38%, 6/30/2050	222	277

Athene Global Funding

0.95%, 1/8/2024 (b)	441	439

2.75%, 6/25/2024 (b)	313	323

2.50%, 1/14/2025 (b)	124	127

Brown & Brown, Inc. 2.38%, 3/15/2031	422	411

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	316	319

New York Life Insurance Co. 3.75%, 5/15/2050 (b)	438	498

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	190	188

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	429	447

		3,349

Internet & Direct Marketing Retail — 0.0% (c)

eBay, Inc. 2.60%, 5/10/2031	760	767

IT Services — 0.0% (c)

CGI, Inc. (Canada)

1.45%, 9/14/2026 (b)	204	199

2.30%, 9/14/2031 (b)	366	353

Global Payments, Inc. 3.20%, 8/15/2029	367	382

		934

Leisure Products — 0.0% (c)

Hasbro, Inc. 3.90%, 11/19/2029	259	286

Life Sciences Tools & Services — 0.0% (c)

Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	325	320

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Machinery — 0.0% (c)

Otis Worldwide Corp. 3.11%, 2/15/2040	294	302

Media — 0.1%

Charter Communications Operating LLC

2.25%, 1/15/2029	175	171

2.80%, 4/1/2031	782	774

3.50%, 3/1/2042	160	155

3.70%, 4/1/2051	467	451

Comcast Corp.

3.25%, 11/1/2039	380	401

2.80%, 1/15/2051	270	260

Cox Communications, Inc.

1.80%, 10/1/2030 (b)	248	234

2.95%, 10/1/2050 (b)	205	191

Discovery Communications LLC 3.63%, 5/15/2030	379	405

ViacomCBS, Inc.

4.00%, 1/15/2026	229	247

4.38%, 3/15/2043	243	277

5.85%, 9/1/2043	35	47

		3,613

Metals & Mining — 0.1%

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	295	310

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	346	334

Steel Dynamics, Inc. 1.65%, 10/15/2027	275	269

Teck Resources Ltd. (Canada) 6.25%, 7/15/2041	190	252

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	290	300

		1,465

Multiline Retail — 0.0% (c)

Kohl’s Corp. 3.38%, 5/1/2031	364	371

Nordstrom, Inc. 4.25%, 8/1/2031	272	267

		638

Multi-Utilities — 0.1%

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	204	196

CenterPoint Energy, Inc. 1.45%, 6/1/2026	211	207

Consumers Energy Co. 3.25%, 8/15/2046	102	108

Puget Energy, Inc. 2.38%, 6/15/2028	258	254

San Diego Gas & Electric Co. 2.95%, 8/15/2051	350	352

Southern Co. Gas Capital Corp. Series 21A, 3.15%, 9/30/2051	160	158

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multi-Utilities — continued

WEC Energy Group, Inc. 1.38%, 10/15/2027	236	228

		1,503

Oil, Gas & Consumable Fuels — 0.5%

Boardwalk Pipelines LP 4.45%, 7/15/2027	185	202

BP Capital Markets America, Inc.

3.63%, 4/6/2030	659	727

2.77%, 11/10/2050	208	196

3.00%, 3/17/2052	75	73

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	375	416

Chevron USA, Inc. 3.25%, 10/15/2029	250	270

ConocoPhillips 3.75%, 10/1/2027 (b)	216	237

Coterra Energy, Inc. 3.90%, 5/15/2027 (b)	140	150

Diamondback Energy, Inc. 3.25%, 12/1/2026	346	365

Enable Midstream Partners LP

3.90%, 5/15/2024 (e)	925	967

4.40%, 3/15/2027	445	480

5.00%, 5/15/2044 (e)	525	564

Energy Transfer LP 3.90%, 7/15/2026	643	691

Enterprise Products Operating LLC 4.45%, 2/15/2043	317	362

Exxon Mobil Corp. 3.00%, 8/16/2039	643	651

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (b)	180	180

4.32%, 12/30/2039 (b)	130	134

Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.94%, 9/30/2040 (b)	200	199

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (b)	500	501

3.45%, 10/15/2027 (b)	306	319

HollyFrontier Corp.

2.63%, 10/1/2023	202	206

5.88%, 4/1/2026	109	122

Lundin Energy Finance BV (Netherlands)

2.00%, 7/15/2026 (b)	200	199

3.10%, 7/15/2031 (b)	200	201

MPLX LP

2.65%, 8/15/2030	410	408

4.50%, 4/15/2038	226	253

NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	195	198

Phillips 66 Partners LP 3.55%, 10/1/2026	214	228

Pioneer Natural Resources Co. 1.90%, 8/15/2030	281	267

Plains All American Pipeline LP 4.65%, 10/15/2025	556	606

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	438	486

TotalEnergies Capital International SA (France)

2.99%, 6/29/2041	429	435

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	438	489

Williams Cos., Inc. (The) 2.60%, 3/15/2031	235	233

		12,015

Pharmaceuticals — 0.1%

AstraZeneca plc (United Kingdom) 6.45%, 9/15/2037	50	74

Bristol-Myers Squibb Co.

4.13%, 6/15/2039	265	313

2.35%, 11/13/2040	457	434

Merck & Co., Inc. 2.35%, 6/24/2040	312	297

Royalty Pharma plc

1.75%, 9/2/2027	48	47

3.30%, 9/2/2040	225	224

3.55%, 9/2/2050	129	128

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	1,065	1,083

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	227	245

Viatris, Inc.

3.85%, 6/22/2040	252	267

4.00%, 6/22/2050	181	193

		3,305

Professional Services — 0.0% (c)

IHS Markit Ltd. 4.25%, 5/1/2029	285	324

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	219	246

Kansas City Southern 4.70%, 5/1/2048	178	221

Norfolk Southern Corp. 3.05%, 5/15/2050	215	219

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (b)	510	497

Triton Container International Ltd. (Bermuda)

2.05%, 4/15/2026 (b)	700	696

Union Pacific Corp. 3.55%, 8/15/2039	297	329

		2,208

Semiconductors & Semiconductor Equipment — 0.2%

Analog Devices, Inc. 2.80%, 10/1/2041	224	227

Broadcom, Inc.

1.95%, 2/15/2028 (b)	470	465

4.15%, 11/15/2030	1,271	1,409

3.19%, 11/15/2036 (b)	69	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	67

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Semiconductors & Semiconductor Equipment — continued

KLA Corp. 3.30%, 3/1/2050	370	395

Microchip Technology, Inc.

0.97%, 2/15/2024	235	233

0.98%, 9/1/2024 (b)	360	353

NXP BV (China)

2.50%, 5/11/2031 (b)	330	330

3.25%, 5/11/2041 (b)	340	348

TSMC Global Ltd. (Taiwan) 1.38%, 9/28/2030 (b)	350	325

Xilinx, Inc. 2.38%, 6/1/2030	610	618

		4,772

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	80	78

Oracle Corp.

2.30%, 3/25/2028	210	209

2.95%, 4/1/2030	560	566

3.80%, 11/15/2037	540	564

VMware, Inc.

1.40%, 8/15/2026	394	387

4.70%, 5/15/2030	364	424

		2,228

Specialty Retail — 0.1%

Lowe’s Cos., Inc.

1.70%, 10/15/2030	235	223

3.70%, 4/15/2046	438	480

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	449	496

Tractor Supply Co. 1.75%, 11/1/2030	436	408

		1,607

Technology Hardware, Storage & Peripherals — 0.1%

Apple, Inc.

3.45%, 2/9/2045	548	611

2.70%, 8/5/2051	315	312

Dell International LLC 6.20%, 7/15/2030	850	1,073

		1,996

Thrifts & Mortgage Finance — 0.0% (c)

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (d)	1,114	1,099

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	340	323

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	416	405

4.39%, 8/15/2037	255	269

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Tobacco — continued

3.73%, 9/25/2040	346	332

		1,329

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	390	407

2.88%, 1/15/2026	235	242

1.88%, 8/17/2026	675	664

		1,313

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV (Mexico) 2.88%, 5/7/2030	220	227

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	303	318

T-Mobile USA, Inc.

2.55%, 2/15/2031	988	984

3.00%, 2/15/2041	613	598

		2,127

Total Corporate Bonds (Cost $160,156)		157,460

U.S. Treasury Obligations — 3.9%

U.S. Treasury Bonds

1.13%, 5/15/2040	8,243	7,225

1.13%, 8/15/2040	6,510	5,684

1.88%, 2/15/2041	2,350	2,326

2.25%, 5/15/2041	341	358

3.13%, 2/15/2043	710	856

2.25%, 8/15/2046	930	983

1.25%, 5/15/2050	160	136

1.38%, 8/15/2050	13,925	12,198

1.63%, 11/15/2050	2,118	1,973

1.88%, 2/15/2051	3,590	3,552

2.38%, 5/15/2051	70	77

U.S. Treasury Notes

1.38%, 1/31/2022 (f)	13,809	13,823

0.13%, 9/15/2023	2	2

0.13%, 2/15/2024	5,695	5,621

1.75%, 7/31/2024	7,180	7,341

0.38%, 11/30/2025	4,423	4,289

0.88%, 6/30/2026	707	696

0.50%, 8/31/2027	9,794	9,345

1.13%, 2/29/2028	3,335	3,287

1.25%, 3/31/2028	2,045	2,027

1.25%, 4/30/2028	3,385	3,354

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — continued

1.00%, 7/31/2028	2,205	2,147

0.63%, 8/15/2030	1,960	1,828

0.88%, 11/15/2030	1,100	1,046

1.13%, 2/15/2031	5,895	5,721

1.63%, 5/15/2031	510	516

U.S. Treasury STRIPS Bonds

1.02%, 8/15/2026 (g)	2,540	2,392

1.16%, 5/15/2027 (g)	2,585	2,402

Total U.S. Treasury Obligations (Cost $102,569)		101,205

Asset-Backed Securities — 3.7%

ACC Auto Trust

Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	625	624

Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	865	857

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	685	682

Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	564	554

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	640	640

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (b) (e)	984	977

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	815	803

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	653	656

Series 2016-3, Class AA, 3.00%, 10/15/2028	864	858

Series 2021-1, Class B, 3.95%, 7/11/2030	903	895

Series 2019-1, Class AA, 3.15%, 2/15/2032	1,085	1,095

American Credit Acceptance Receivables Trust

Series 2021-1, Class B, 0.61%, 3/13/2025 (b)	295	295

Series 2020-4, Class C, 1.31%, 12/14/2026 (b)	820	820

AmeriCredit Automobile Receivables Trust

Series 2020-3, Class B, 0.76%, 12/18/2025	735	734

Series 2020-3, Class C, 1.06%, 8/18/2026	340	339

AMSR Trust

Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	420	431

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (b)	215	214

Series 2020-SFR4, Class D, 2.01%, 11/17/2037 ‡ (b)	725	705

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	390	381

Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	330	321

Aqua Finance Trust Series 2020-AA, Class C, 3.97%, 7/17/2046 ‡ (b)	290	300

Arivo Acceptance Auto Loan Receivables Trust Series 2021-1A, Class A, 1.19%, 1/15/2027 (b)	192	191

Business Jet Securities LLC

Series 2020-1A, Class A, 2.98%, 11/15/2035 (b)	253	253

Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	771	757

Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	1,065	1,044

BXG Receivables Note Trust Series 2020-A, Class A, 1.55%, 2/28/2036 (b)	421	417

CarMax Auto Owner Trust Series 2020-4, Class C, 1.30%, 8/17/2026	315	314

Carvana Auto Receivables Trust Series 2020-P1, Class C, 1.32%, 11/9/2026	430	424

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (b)	521	511

CFMT LLC Series 2020-HB4, Class A, 0.95%, 12/26/2030 (b) (h)	268	269

Continental Finance Credit Card ABS Master Trust Series 2020-1A, Class A, 2.24%, 12/15/2028 (b)	190	189

CPS Auto Receivables Trust

Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	265	265

Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	675	669

Credit Acceptance Auto Loan Trust

Series 2020-3A, Class A, 1.24%, 10/15/2029 (b)	1,645	1,646

Series 2020-2A, Class C, 2.73%, 11/15/2029 (b)	750	765

Series 2021-2A, Class A, 0.96%, 2/15/2030 (b)	1,110	1,103

Series 2021-3A, Class A, 1.00%, 5/15/2030 (b)	1,205	1,195

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	69

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	310	309

Crossroads Asset Trust Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	182	182

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	480	471

Delta Air Lines Pass-Through Trust

Series 2015-1, Class B, 4.25%, 7/30/2023	189	195

Series 2020-1, Class A, 2.50%, 6/10/2028	533	530

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	193	191

DT Auto Owner Trust

Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	355	352

Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	240	238

Elara HGV Timeshare Issuer LLC

Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	534	528

Series 2021-A, Class C, 2.09%, 8/27/2035 (b)	241	236

Exeter Automobile Receivables Trust Series 2021-2A, Class C, 0.98%, 6/15/2026	785	782

FHF Trust

Series 2021-2A, Class A, 0.83%, 12/15/2026 (b)	1,209	1,201

Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	1,024	1,017

Finance of America HECM Buyout Series 2021-HB1, Class A, 0.88%, 2/25/2031 ‡ (b) (h)	692	691

First Investors Auto Owner Trust Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	375	372

Flagship Credit Auto Trust

Series 2021-2, Class A, 0.37%, 12/15/2026 (b)	1,410	1,405

Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	485	480

Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	610	609

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (b)	116	115

Series 2021-2, Class A, 0.68%, 6/19/2028 (b)	224	224

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	840	837

Genesis Sales Finance Master Trust Series 2020-AA, Class A, 1.65%, 9/22/2025 (b)	670	672

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	285	285

GLS Auto Receivables Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	345	343

Home Partners of America Trust

Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	1,129	1,111

Series 2021-3, Class D, 3.00%, 1/17/2041 (b)	685	682

JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	403	468

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (h)	28	28

2.33%, 11/10/2032 ‡ (h)	390	390

Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	1,185	1,179

Lendingpoint Asset Securitization Trust

Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	1,367	1,363

Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	535	530

Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	1,470	1,465

Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	570	564

LendingPoint Asset Securitization Trust Series 2020-REV1, Class A, 2.73%, 10/15/2028 (b)	1,264	1,272

LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	527	524

Mariner Finance Issuance Trust

Series 2019-AA, Class A, 2.96%, 7/20/2032 (b)	1,055	1,067

Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	1,065	1,047

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	253	253

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	833	829

Mercury Financial Credit Card Master Trust

Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	1,135	1,134

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-1A, Class B, 2.33%, 3/20/2026 (b)	285	283

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	935	928

MVW LLC

Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	1,398	1,389

Series 2021-1WA, Class B, 1.44%, 1/22/2041 ‡ (b)	217	214

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	650	647

NRZ Excess Spread-Collateralized Notes

Series 2020-PLS1, Class A, 3.84%, 12/25/2025 (b)	716	719

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	548	543

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	1,507	1,495

Octane Receivables Trust

Series 2020-1A, Class A, 1.71%, 2/20/2025 (b)	473	475

Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	676	672

OneMain Financial Issuance Trust Series 2020-2A, Class D, 3.45%, 9/14/2035 ‡ (b)	260	270

Oportun Funding LLC Series 2020-1, Class A, 2.20%, 5/15/2024 (b)	107	107

Oportun Funding XIV LLC Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	593	592

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	2,075	2,062

Orange Lake Timeshare Trust Series 2016-A, Class A, 2.61%, 3/8/2029 (b)	173	174

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	1,283	1,280

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	1,624	1,617

Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	1,718	1,711

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	765	765

PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (h)	1,441	1,434

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (e)	1,627	1,612

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (e)	1,307	1,296

Progress Residential Trust

Series 2020-SFR3, Class A, 1.29%, 10/17/2027 (b)	514	504

Series 2020-SFR3, Class B, 1.50%, 10/17/2027 ‡ (b)	380	371

Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (b)	810	816

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	2,223	2,174

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	910	899

Republic Finance Issuance Trust

Series 2020-A, Class A, 2.47%, 11/20/2030 (b)	600	609

Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	1,640	1,638

Santander Consumer Auto Receivables Trust Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	495	486

Santander Drive Auto Receivables Trust Series 2020-4, Class C, 1.01%, 1/15/2026	485	486

Sierra Timeshare Receivables Funding LLC

Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	391	385

Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	533	528

Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	1,147	1,145

Tricolor Auto Securitization Trust

Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	270	269

Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	310	309

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	194	192

Series 2019-2, Class B, 3.50%, 5/1/2028	460	455

Series 2016-2, Class A, 3.10%, 10/7/2028	205	203

Series 2018-1, Class A, 3.70%, 3/1/2030	532	538

Upstart Pass-Through Trust Series 2021-ST2, Class A, 2.50%, 4/20/2027 (b)	241	242

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	71

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Upstart Securitization Trust

Series 2020-3, Class A, 1.70%, 11/20/2030 (b)	603	604

Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	190	190

Series 2021-4, Class A, 0.84%, 9/20/2031 (b)	295	292

US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	500	496

VCAT LLC

Series 2021-NPL1, Class A1, 2.29%, 12/26/2050 ‡ (b) (e)	441	440

Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (e)	527	526

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	543	542

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (e)	491	488

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (e)	1,980	1,964

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (e)	1,709	1,700

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (e)	1,139	1,134

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (e)	839	833

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (e)	1,306	1,300

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (e)	1,634	1,624

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	285	286

Series 2020-3A, Class D, 1.65%, 2/17/2026 (b)	400	401

Series 2021-1A, Class C, 0.95%, 3/16/2026 (b)	1,560	1,550

Total Asset-Backed Securities (Cost $96,798)		96,268

Mortgage-Backed Securities — 3.2%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	532	573

Pool # QA6772, 3.50%, 1/1/2050	452	484

Pool # QB4026, 2.50%, 10/1/2050	2,064	2,129

Pool # QB4045, 2.50%, 10/1/2050	1,310	1,342

Pool # QB4484, 2.50%, 10/1/2050	781	806

Pool # QB4542, 2.50%, 10/1/2050	649	670

Pool # RA4224, 3.00%, 11/1/2050	299	314

Pool # QB8503, 2.50%, 2/1/2051	825	843

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	1,532	1,692

Pool # FM3118, 3.00%, 5/1/2050	536	564

Pool # BQ2894, 3.00%, 9/1/2050	1,182	1,230

Pool # BQ3996, 2.50%, 10/1/2050	845	868

Pool # BQ5243, 3.50%, 10/1/2050	360	380

Pool # CA7398, 3.50%, 10/1/2050	1,320	1,409

Pool # BR4318, 3.00%, 1/1/2051	227	236

Pool # CA8637, 4.00%, 1/1/2051	2,018	2,213

FNMA, Other

Pool # AM3010, 5.07%, 3/1/2028	533	618

Pool # BL8639, 1.09%, 4/1/2028	689	665

Pool # AM5319, 4.34%, 1/1/2029	482	552

Pool # BL5457, 2.57%, 7/1/2029	780	821

Pool # BS0448, 1.27%, 12/1/2029	985	950

Pool # BL9748, 1.60%, 12/1/2029	398	393

Pool # AN7593, 2.99%, 12/1/2029	295	318

Pool # AN8285, 3.11%, 3/1/2030	300	328

Pool # AM8544, 3.08%, 4/1/2030	135	147

Pool # BL9045, 1.58%, 7/1/2030	1,056	1,038

Pool # BL9251, 1.45%, 10/1/2030	775	753

Pool # BL9891, 1.37%, 12/1/2030	547	528

Pool # AN6149, 3.14%, 7/1/2032	910	1,006

Pool # BM3226, 3.44%, 10/1/2032 (h)	1,275	1,425

Pool # AN7923, 3.33%, 1/1/2033	565	636

Pool # AN9067, 3.51%, 5/1/2033	310	350

Pool # BL1012, 4.03%, 12/1/2033	300	358

Pool # BL0900, 4.08%, 2/1/2034	170	203

Pool # AN4430, 3.61%, 1/1/2037	645	721

Pool # BF0230, 5.50%, 1/1/2058	1,788	2,105

Pool # BF0497, 3.00%, 7/1/2060	814	858

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 2/25/2052 (i)	2,460	2,504

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	1,145	1,242

Pool # BR3929, 3.50%, 10/20/2050	496	541

Pool # BW1726, 3.50%, 10/20/2050	703	755

Pool # BS8546, 2.50%, 12/20/2050	1,834	1,869

Pool # BR3928, 3.00%, 12/20/2050	877	949

Pool # BU7538, 3.00%, 12/20/2050	669	724

Pool # 785294, 3.50%, 1/20/2051	1,870	2,038

Pool # CA8452, 3.00%, 2/20/2051	2,292	2,436

Pool # CA9005, 3.00%, 2/20/2051	437	467

Pool # CB1543, 3.00%, 2/20/2051	1,625	1,713

Pool # CA3588, 3.50%, 2/20/2051	1,511	1,618

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # CB1536, 3.50%, 2/20/2051	1,814	1,969

Pool # CB1542, 3.00%, 3/20/2051	1,266	1,334

Pool # CB4433, 3.00%, 3/20/2051	2,141	2,216

Pool # CC0070, 3.00%, 3/20/2051	287	302

Pool # CC8726, 3.00%, 3/20/2051	365	391

Pool # CC8738, 3.00%, 3/20/2051	456	486

Pool # CC8723, 3.50%, 3/20/2051	2,122	2,303

Pool # CC0088, 4.00%, 3/20/2051	283	302

Pool # CC0092, 4.00%, 3/20/2051	364	391

Pool # CC8727, 3.00%, 4/20/2051	613	645

Pool # CC8739, 3.00%, 4/20/2051	1,524	1,620

Pool # CC8740, 3.00%, 4/20/2051	1,371	1,452

Pool # CC8751, 3.00%, 4/20/2051	306	323

Pool # CA3563, 3.50%, 7/20/2051	1,061	1,148

Pool # CE2586, 3.50%, 7/20/2051	1,603	1,739

Pool # MA7534, 2.50%, 8/20/2051	13,727	14,075

Pool # MA7649, 2.50%, 10/20/2051	1,459	1,496

Pool # CK1527, 3.50%, 12/20/2051	1,105	1,189

GNMA II, Other Pool # 785183, 2.94%, 10/20/2070 (h)	923	951

Total Mortgage-Backed Securities (Cost $83,104)		81,714

Collateralized Mortgage Obligations — 0.9%

Bayview Finance LLC 0.00%, 7/12/2033 ‡	1,139	1,139

Bayview Financing Trust Series 2021-2F, Class M1, 1.60%, 12/31/2049 ‡ (b) (h)	72	72

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	1,200	1,180

CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (h)	1,486	1,483

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (h)	1,096	1,087

FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (h)	720	714

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	454	510

FNMA, Grantor Trust, Whole Loan Series 2001-T12, Class A1, 6.50%, 8/25/2041	231	258

FNMA, REMIC

Series 2018-72, Class VB, 3.50%, 10/25/2031	371	393

Series 2019-7, Class CA, 3.50%, 11/25/2057	2,201	2,304

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	917	1,035

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

GNMA

Series 2015-H11, Class FC, 0.63%, 5/20/2065 (h)	610	613

Series 2021-H14, Class YD, 8.54%, 6/20/2071 (h)	977	1,281

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (e)	455	454

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (h)	330	329

PRPM LLC

Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (h)	914	908

Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (e)	383	382

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	619	650

Series 2019-2, Class M55D, 4.00%, 8/25/2058	1,129	1,199

Series 2019-3, Class M55D, 4.00%, 10/25/2058	1,053	1,120

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	1,386	1,447

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	1,405	1,461

Toorak Mortgage Corp. Ltd. Series 2020-1, Class A1, 2.73%, 3/25/2023 (b) (e)	290	290

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (h)	1,968	1,963

ZH Trust

Series 2021-1, Class A, 2.25%, 2/18/2027 (b)	330	325

Series 2021-2, Class A, 2.35%, 10/17/2027 (b)	1,090	1,082

Total Collateralized Mortgage Obligations (Cost $23,819)		23,679

Commercial Mortgage-Backed Securities — 0.3%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.93%, 12/18/2037 (b) (h)	464	463

Series 2021-FL4, Class AS, 1.20%, 12/18/2037 (b) (h)	510	507

BPR Trust Series 2021-KEN, Class A, 1.36%, 2/15/2029 (b) (h)	475	475

FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (b) (h)	884	868

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	73

JPMorgan SmartRetirement® Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	715	775

Series K-1510, Class A2, 3.72%, 1/25/2031	265	304

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	256	253

Series 2021-M3, Class X1, IO, 2.00%, 11/25/2033 (h)	1,476	189

FREMF Mortgage Trust

Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (b) (h)	570	582

Series 2015-K48, Class C, 3.64%, 8/25/2048 (b) (h)	40	42

Series 2016-K56, Class B, 3.94%, 6/25/2049 (b) (h)	415	445

Series 2016-K722, Class B, 3.87%, 7/25/2049 (b) (h)	275	284

Series 2016-K58, Class B, 3.74%, 9/25/2049 (b) (h)	415	444

Series 2017-K728, Class C, 3.65%, 11/25/2050 (b) (h)	215	222

KKR Industrial Portfolio Trust Series 2021-KDIP, Class B, 0.91%, 12/15/2037 ‡ (b) (h)	394	391

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	925	947

Total Commercial Mortgage-Backed Securities (Cost $7,294)		7,191

Foreign Government Securities — 0.1%

Kingdom of Saudi Arabia (Saudi Arabia) 2.25%, 2/2/2033 (b)	200	194

Republic of Colombia (Colombia) 4.00%, 2/26/2024	300	310

Republic of Panama (Panama) 3.16%, 1/23/2030	300	311

Republic of Peru (Peru) 2.78%, 12/1/2060	147	129

United Mexican States (Mexico) 2.66%, 5/24/2031	905	882

Total Foreign Government Securities (Cost $1,893)		1,826

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (j) (Cost $68,021)	68,021	68,021

Total Investments — 100.1% (Cost $2,184,909)		2,570,604
Liabilities in Excess of Other Assets — (0.1)%		(3,092)

NET ASSETS — 100.0%		2,567,512

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of December 31, 2021.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The rate shown is the current yield as of December 31, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	554	03/2022	EUR	27,002	902
MSCI EAFE E-Mini Index	177	03/2022	USD	20,534	558
Russell 2000 E-Mini Index	109	03/2022	USD	12,222	359
S&P 500 E-Mini Index	458	03/2022	USD	108,963	2,269
U.S. Treasury 10 Year Note	737	03/2022	USD	96,052	756

					4,844

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	75

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 55.1%

Fixed Income — 17.6%

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	37,230	313,853

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,316	25,533

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,795	21,438

JPMorgan High Yield Fund Class R6 Shares (a)	6,113	44,384

JPMorgan Income Fund Class R6 Shares (a)	1,842	17,295

Total Fixed Income		422,503

International Equity — 7.3%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,083	174,026

U.S. Equity — 30.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	10,144	725,429

Total Investment Companies (Cost $1,057,032)		1,321,958

Exchange-Traded Funds — 38.8%

Alternative Assets — 4.4%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	961	106,716

Fixed Income — 5.2%

JPMorgan High Yield Research Enhanced ETF (a)	1,128	58,374

JPMorgan U.S. Aggregate Bond ETF (a)	1,262	68,079

Total Fixed Income		126,453

International Equity — 22.0%

JPMorgan BetaBuilders International Equity ETF (a)	8,821	525,854

U.S. Equity — 7.2%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,126	103,379

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,053	69,274

Total U.S. Equity		172,653

Total Exchange-Traded Funds (Cost $788,868)		931,676

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 1.4%

Aerospace & Defense — 0.2%

BAE Systems plc (United Kingdom) 3.40%, 4/15/2030 (b)	400	427

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

Boeing Co. (The) 2.70%, 2/1/2027	594	604

L3Harris Technologies, Inc. 1.80%, 1/15/2031	40	38

Leidos, Inc. 2.30%, 2/15/2031	7	7

Northrop Grumman Corp.

5.15%, 5/1/2040	37	48

3.85%, 4/15/2045	106	120

Raytheon Technologies Corp.

2.25%, 7/1/2030	80	79

3.75%, 11/1/2046	52	58

2.82%, 9/1/2051	70	68

		1,449

Airlines — 0.0% (c)

American Airlines Pass-Through Trust Series 2021-1, Class A Shares, 2.88%, 7/11/2034	147	146

Auto Components — 0.0% (c)

Lear Corp. 2.60%, 1/15/2032	25	25

Automobiles — 0.0% (c)

Daimler Finance North America LLC (Germany)

1.45%, 3/2/2026 (b)	150	148

Hyundai Capital America

3.00%, 2/10/2027 (b)	200	207

2.38%, 10/15/2027 (b)	198	197

		552

Banks — 0.4%

ABN AMRO Bank NV (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.54%, 6/16/2027 (b) (d)	200	196

AIB Group plc (Ireland) 4.75%, 10/12/2023 (b)	400	423

Australia & New Zealand Banking Group Ltd. (Australia) 4.40%, 5/19/2026 (b)	200	219

Banco Santander SA (Spain) 2.75%, 12/3/2030	200	196

Bank of America Corp.

4.00%, 1/22/2025	338	360

(SOFR + 1.01%), 1.20%, 10/24/2026 (d)	106	104

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (d)	278	302

(SOFR + 1.21%), 2.57%, 10/20/2032 (d)	80	80

(SOFR + 1.93%), 2.68%, 6/19/2041 (d)	224	216

Barclays plc (United Kingdom) 3.65%, 3/16/2025	400	422

BNP Paribas SA (France) (SOFR + 1.61%), 1.90%, 9/30/2028 (b) (d)	200	195

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — continued

Citigroup, Inc.

3.88%, 3/26/2025	290	309

(ICE LIBOR USD 3 Month + 1.39%), 3.67%, 7/24/2028 (d)	200	216

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (d)	100	107

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (d)	88	100

Credit Agricole SA (France) 4.38%, 3/17/2025 (b)	400	430

HSBC Holdings plc (United Kingdom)

(SOFR + 1.29%), 1.59%, 5/24/2027 (d)	200	195

(SOFR + 1.73%), 2.01%, 9/22/2028 (d)	400	391

Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.85%), 1.63%, 5/11/2027 (d)	200	197

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	184	201

NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.87%), 4.44%, 5/8/2030 (d)	200	225

Societe Generale SA (France) 4.25%, 4/14/2025 (b)	400	426

Standard Chartered plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.17%), 1.32%, 10/14/2023 (b) (d)	250	250

Wells Fargo & Co.

4.30%, 7/22/2027	344	384

(SOFR + 2.53%), 3.07%, 4/30/2041 (d)	18	18

Westpac Banking Corp. (Australia)

2.96%, 11/16/2040	44	43

3.13%, 11/18/2041	45	45

		6,250

Beverages — 0.0% (c)

Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.75%, 7/15/2042	378	412

Keurig Dr Pepper, Inc.

3.20%, 5/1/2030	60	63

3.80%, 5/1/2050	58	65

		540

Biotechnology — 0.0% (c)

AbbVie, Inc.

3.20%, 11/21/2029	198	212

4.05%, 11/21/2039	392	450

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued

Amgen, Inc. 3.15%, 2/21/2040	96	98

Biogen, Inc.

2.25%, 5/1/2030	52	52

3.15%, 5/1/2050	40	38

Gilead Sciences, Inc.

1.65%, 10/1/2030	90	86

2.60%, 10/1/2040	52	50

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	88	83

		1,069

Building Products — 0.0% (c)

Masco Corp. 2.00%, 10/1/2030	88	84

Capital Markets — 0.2%

Brookfield Finance, Inc. (Canada) 3.50%, 3/30/2051	114	119

Credit Suisse Group AG (Switzerland) 4.28%, 1/9/2028 (b)	500	543

Deutsche Bank AG (Germany) (SOFR + 1.87%), 2.13%, 11/24/2026 (d)	300	300

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (d)	145	144

4.25%, 10/21/2025	290	316

(SOFR + 0.80%), 1.43%, 3/9/2027 (d)	75	73

(SOFR + 0.91%), 1.95%, 10/21/2027 (d)	40	40

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (d)	105	113

(SOFR + 1.25%), 2.38%, 7/21/2032 (d)	80	79

(ICE LIBOR USD 3 Month + 1.37%), 4.02%, 10/31/2038 (d)	70	80

Macquarie Group Ltd. (Australia) (SOFR + 1.53%), 2.87%, 1/14/2033 (b) (d)	150	150

Morgan Stanley

5.00%, 11/24/2025	400	447

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (d)	88	105

(SOFR + 1.49%), 3.22%, 4/22/2042 (d)	40	42

UBS Group AG (Switzerland) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (d)	200	194

		2,745

Chemicals — 0.0% (c)

DuPont de Nemours, Inc. 5.32%, 11/15/2038	70	91

International Flavors & Fragrances, Inc. 3.47%, 12/1/2050 (b)	66	69

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	77

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Chemicals — continued

LYB International Finance III LLC 1.25%, 10/1/2025	30	29

		189

Construction & Engineering — 0.0% (c)

Quanta Services, Inc. 2.35%, 1/15/2032	75	73

Construction Materials — 0.0% (c)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	92	93

Consumer Finance — 0.1%

AerCap Ireland Capital DAC (Ireland) 4.63%, 10/15/2027	300	332

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2026 (b)	259	286

2.53%, 11/18/2027 (b)	369	358

Capital One Financial Corp.

3.80%, 1/31/2028	102	111

(SOFR + 1.27%), 2.62%, 11/2/2032 (d)	45	45

General Motors Financial Co., Inc.

1.20%, 10/15/2024	105	104

2.70%, 6/10/2031	90	90

		1,326

Containers & Packaging — 0.0% (c)

Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	49	48

Diversified Financial Services — 0.0% (c)

Hutchison Whampoa International 14 Ltd. (United Kingdom) 3.63%, 10/31/2024 (b)	250	265

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	100	102

3.13%, 11/7/2049	52	54

		421

Diversified Telecommunication Services — 0.0% (c)

AT&T, Inc.

2.30%, 6/1/2027	128	130

2.75%, 6/1/2031	168	172

3.50%, 6/1/2041	128	132

3.55%, 9/15/2055	76	76

Verizon Communications, Inc.

2.10%, 3/22/2028	60	60

3.15%, 3/22/2030	124	131

2.65%, 11/20/2040	44	42

3.85%, 11/1/2042	162	181

		924

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — 0.1%

Duke Energy Corp. 3.40%, 6/15/2029	100	106

Duke Energy Progress LLC 2.90%, 8/15/2051	40	40

Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	20	20

Edison International 5.75%, 6/15/2027	76	87

Emera US Finance LP (Canada) 4.75%, 6/15/2046	52	61

Entergy Louisiana LLC 4.00%, 3/15/2033	40	45

Evergy, Inc. 2.90%, 9/15/2029	96	98

FirstEnergy Transmission LLC 4.55%, 4/1/2049 (b)	44	50

Fortis, Inc. (Canada) 3.06%, 10/4/2026	70	73

Indiana Michigan Power Co. 3.25%, 5/1/2051	55	56

ITC Holdings Corp. 2.95%, 5/14/2030 (b)	30	31

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	44	48

Massachusetts Electric Co. 4.00%, 8/15/2046 (b)	13	14

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	62	57

NRG Energy, Inc. 2.45%, 12/2/2027 (b)	118	117

OGE Energy Corp. 0.70%, 5/26/2023	30	30

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	35	35

Pacific Gas and Electric Co.

1.37%, 3/10/2023	115	114

1.70%, 11/15/2023	35	35

2.95%, 3/1/2026	51	52

3.75%, 8/15/2042 (e)	62	58

Southern California Edison Co.

Series 20C, 1.20%, 2/1/2026	40	39

Series C, 4.13%, 3/1/2048	30	34

		1,300

Electrical Equipment — 0.0% (c)

Eaton Corp. 4.15%, 11/2/2042	70	82

Energy Equipment & Services — 0.0% (c)

Baker Hughes Holdings LLC 3.34%, 12/15/2027	66	70

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	66	71

		141

Entertainment — 0.0% (c)

Activision Blizzard, Inc. 1.35%, 9/15/2030	48	44

Walt Disney Co. (The)

2.65%, 1/13/2031	90	94

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Entertainment — continued

3.50%, 5/13/2040	84	92

		230

Equity Real Estate Investment Trusts (REITs) — 0.2%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	102	110

American Campus Communities Operating Partnership LP 2.25%, 1/15/2029	30	30

American Tower Corp.

1.88%, 10/15/2030	256	241

3.10%, 6/15/2050	27	26

2.95%, 1/15/2051	17	16

Brixmor Operating Partnership LP

2.25%, 4/1/2028	40	39

2.50%, 8/16/2031	20	20

Corporate Office Properties LP 2.75%, 4/15/2031	54	54

Crown Castle International Corp. 3.10%, 11/15/2029	96	100

CubeSmart LP 2.00%, 2/15/2031	102	98

Digital Realty Trust LP 3.70%, 8/15/2027	90	98

Equinix, Inc.

2.90%, 11/18/2026	70	73

2.00%, 5/15/2028	89	87

Federal Realty Investment Trust 1.25%, 2/15/2026	70	69

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	88	83

Healthpeak Properties, Inc.

2.13%, 12/1/2028	67	67

2.88%, 1/15/2031	96	100

Life Storage LP 2.40%, 10/15/2031	60	59

Mid-America Apartments LP 3.60%, 6/1/2027	105	113

Office Properties Income Trust

2.65%, 6/15/2026	60	60

2.40%, 2/1/2027	75	72

Physicians Realty LP 2.63%, 11/1/2031	25	25

Public Storage

1.95%, 11/9/2028	32	32

2.25%, 11/9/2031	27	27

Sabra Health Care LP 3.20%, 12/1/2031	45	44

Safehold Operating Partnership LP 2.85%, 1/15/2032	80	78

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	158	169

UDR, Inc. 2.10%, 8/1/2032	88	84

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

WP Carey, Inc.

4.25%, 10/1/2026	26	28

2.40%, 2/1/2031	36	35

2.45%, 2/1/2032	40	40

		2,177

Food & Staples Retailing — 0.0% (c)

7-Eleven, Inc. 0.63%, 2/10/2023 (b)	120	120

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (b)	96	99

3.44%, 5/13/2041 (b)	60	62

3.63%, 5/13/2051 (b)	65	68

Kroger Co. (The) 3.95%, 1/15/2050	58	67

Sysco Corp. 2.40%, 2/15/2030	132	132

		548

Food Products — 0.0% (c)

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	75	76

Conagra Brands, Inc. 1.38%, 11/1/2027	90	86

Mondelez International, Inc. 1.88%, 10/15/2032	60	57

Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	118	118

		337

Gas Utilities — 0.0% (c)

Atmos Energy Corp.

0.63%, 3/9/2023	20	20

2.85%, 2/15/2052	45	44

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	40	38

		102

Health Care Equipment & Supplies — 0.0% (c)

Becton Dickinson and Co. 3.79%, 5/20/2050	52	58

Boston Scientific Corp.

4.00%, 3/1/2029	40	45

4.55%, 3/1/2039	36	43

DH Europe Finance II SARL 3.25%, 11/15/2039	30	32

Zimmer Biomet Holdings, Inc. 2.60%, 11/24/2031	57	57

		235

Health Care Providers & Services — 0.0% (c)

Anthem, Inc. 2.25%, 5/15/2030	100	100

Banner Health 1.90%, 1/1/2031	100	97

Beth Israel Lahey Health, Inc. Series L, 3.08%, 7/1/2051	25	25

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	79

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

Children’s Hospital of Philadelphia (The) Series 2020, 2.70%, 7/1/2050	70	68

CommonSpirit Health 2.78%, 10/1/2030	74	76

CVS Health Corp. 2.70%, 8/21/2040	92	89

HCA, Inc.

5.25%, 6/15/2026	224	251

3.50%, 7/15/2051	50	51

Piedmont Healthcare, Inc. 2.86%, 1/1/2052	45	44

Quest Diagnostics, Inc. 2.80%, 6/30/2031	70	72

Universal Health Services, Inc. 2.65%, 1/15/2032 (b)	45	44

		917

Hotels, Restaurants & Leisure — 0.0% (c)

Starbucks Corp. 3.35%, 3/12/2050	52	54

Household Durables — 0.0% (c)

Lennar Corp. 5.00%, 6/15/2027	155	175

MDC Holdings, Inc. 3.97%, 8/6/2061	55	53

		228

Household Products — 0.0% (c)

Kimberly-Clark Corp. 3.70%, 6/1/2043	35	39

Independent Power and Renewable Electricity Producers — 0.0% (c)

Alexander Funding Trust 1.84%, 11/15/2023 (b)	198	199

Exelon Generation Co. LLC

3.25%, 6/1/2025	194	202

5.75%, 10/1/2041	40	48

Southern Power Co. 5.15%, 9/15/2041	74	91

		540

Industrial Conglomerates — 0.0% (c)

Roper Technologies, Inc. 1.75%, 2/15/2031	90	85

Insurance — 0.0% (c)

American International Group, Inc.

3.40%, 6/30/2030	66	71

4.38%, 6/30/2050	74	92

Athene Global Funding 2.75%, 6/25/2024 (b)	92	95

Brown & Brown, Inc. 2.38%, 3/15/2031	92	90

F&G Global Funding 1.75%, 6/30/2026 (b)	40	40

New York Life Insurance Co. 3.75%, 5/15/2050 (b)	106	120

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	40	40

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	96	100

		648

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Internet & Direct Marketing Retail — 0.0% (c)

eBay, Inc. 2.60%, 5/10/2031	160	162

IT Services — 0.0% (c)

CGI, Inc. (Canada)

1.45%, 9/14/2026 (b)	42	41

2.30%, 9/14/2031 (b)	75	72

Global Payments, Inc. 3.20%, 8/15/2029	77	80

		193

Life Sciences Tools & Services — 0.0% (c)

Thermo Fisher Scientific, Inc. 2.00%, 10/15/2031	70	69

Machinery — 0.0% (c)

Otis Worldwide Corp. 3.11%, 2/15/2040	66	68

Media — 0.0% (c)

Charter Communications Operating LLC

2.25%, 1/15/2029	35	34

2.80%, 4/1/2031	162	160

3.50%, 3/1/2042	35	34

3.70%, 4/1/2051	96	93

Comcast Corp. 3.25%, 11/1/2039	84	89

Cox Communications, Inc.

1.80%, 10/1/2030 (b)	60	57

2.95%, 10/1/2050 (b)	44	41

Discovery Communications LLC 3.63%, 5/15/2030	88	94

ViacomCBS, Inc.

4.00%, 1/15/2026	60	65

4.38%, 3/15/2043	52	59

5.85%, 9/1/2043	50	67

		793

Metals & Mining — 0.0% (c)

Anglo American Capital plc (South Africa) 3.63%, 9/11/2024 (b)	400	420

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	96	93

Steel Dynamics, Inc. 1.65%, 10/15/2027	60	59

Teck Resources Ltd. (Canada) 6.25%, 7/15/2041	40	53

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	96	99

		724

Multiline Retail — 0.0% (c)

Kohl’s Corp. 3.38%, 5/1/2031	74	75

Nordstrom, Inc. 4.25%, 8/1/2031	80	79

		154

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Multi-Utilities — 0.0% (c)

Berkshire Hathaway Energy Co. 2.85%, 5/15/2051	44	42

CenterPoint Energy, Inc. 1.45%, 6/1/2026	44	43

Consumers Energy Co. 3.25%, 8/15/2046	30	32

Puget Energy, Inc. 2.38%, 6/15/2028	54	53

San Diego Gas & Electric Co. 2.95%, 8/15/2051	70	71

WEC Energy Group, Inc. 1.38%, 10/15/2027	44	42

		283

Oil, Gas & Consumable Fuels — 0.2%

BP Capital Markets America, Inc.

3.63%, 4/6/2030	158	175

2.77%, 11/10/2050	44	41

Cheniere Corpus Christi Holdings LLC 5.88%, 3/31/2025	75	83

Diamondback Energy, Inc. 3.25%, 12/1/2026	96	101

Enable Midstream Partners LP

3.90%, 5/15/2024 (e)	190	198

4.40%, 3/15/2027	90	97

5.00%, 5/15/2044 (e)	105	113

Energy Transfer LP 3.90%, 7/15/2026	146	157

Exxon Mobil Corp. 3.00%, 8/16/2039	146	148

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (b)	40	40

4.32%, 12/30/2039 (b)	30	31

Gray Oak Pipeline LLC 2.60%, 10/15/2025 (b)	198	198

HollyFrontier Corp.

2.63%, 10/1/2023	22	22

5.88%, 4/1/2026	90	101

MPLX LP

2.65%, 8/15/2030	88	88

4.50%, 4/15/2038	52	58

NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	40	41

Phillips 66 Partners LP 3.55%, 10/1/2026	44	47

Pioneer Natural Resources Co. 1.90%, 8/15/2030	58	55

Plains All American Pipeline LP 4.65%, 10/15/2025	150	164

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	102	113

TotalEnergies Capital International SA (France)

2.99%, 6/29/2041	96	97

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	102	114

Williams Cos., Inc. (The) 2.60%, 3/15/2031	50	50

		2,332

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pharmaceuticals — 0.0% (c)

Bristol-Myers Squibb Co. 2.35%, 11/13/2040	260	247

Royalty Pharma plc

1.75%, 9/2/2027	11	11

3.30%, 9/2/2040	40	39

3.55%, 9/2/2050	26	26

Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	400	406

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	60	65

Viatris, Inc. 3.85%, 6/22/2040	96	102

		896

Professional Services — 0.0% (c)

IHS Markit Ltd. 4.25%, 5/1/2029	70	80

Road & Rail — 0.0% (c)

Kansas City Southern 4.70%, 5/1/2048	37	46

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (b)	106	103

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	150	149

Union Pacific Corp. 3.55%, 8/15/2039	70	78

		376

Semiconductors & Semiconductor Equipment — 0.0% (c)

Analog Devices, Inc. 2.80%, 10/1/2041	46	47

Broadcom, Inc.

4.15%, 11/15/2030	338	374

3.19%, 11/15/2036 (b)	18	18

KLA Corp. 3.30%, 3/1/2050	50	53

Microchip Technology, Inc. 0.98%, 9/1/2024 (b)	75	74

NXP BV (China)

2.50%, 5/11/2031 (b)	70	70

3.25%, 5/11/2041 (b)	75	77

Xilinx, Inc. 2.38%, 6/1/2030	127	129

		842

Software — 0.0% (c)

Citrix Systems, Inc. 1.25%, 3/1/2026	15	15

Oracle Corp.

2.30%, 3/25/2028	25	25

2.95%, 4/1/2030	124	125

3.80%, 11/15/2037	124	130

VMware, Inc.

1.40%, 8/15/2026	83	82

4.70%, 5/15/2030	84	97

		474

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	81

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Specialty Retail — 0.0% (c)

Lowe’s Cos., Inc.

1.70%, 10/15/2030	40	38

3.70%, 4/15/2046	102	111

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	106	117

Tractor Supply Co. 1.75%, 11/1/2030	100	94

		360

Technology Hardware, Storage & Peripherals — 0.0% (c)

Apple, Inc.

3.45%, 2/9/2045	128	143

2.70%, 8/5/2051	50	49

Dell International LLC 6.20%, 7/15/2030	246	311

		503

Thrifts & Mortgage Finance — 0.0% (c)

BPCE SA (France) (SOFR + 1.52%), 1.65%, 10/6/2026 (b) (d)	250	247

Tobacco — 0.0% (c)

Altria Group, Inc. 2.45%, 2/4/2032	70	66

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	92	90

4.39%, 8/15/2037	55	58

3.73%, 9/25/2040	96	92

		306

Trading Companies & Distributors — 0.0% (c)

Air Lease Corp.

2.88%, 1/15/2026	50	52

1.88%, 8/17/2026	210	206

		258

Wireless Telecommunication Services — 0.0% (c)

T-Mobile USA, Inc.

2.55%, 2/15/2031	212	211

3.00%, 2/15/2041	128	125

		336

Total Corporate Bonds (Cost $33,811)		33,053

U.S. Treasury Obligations — 1.4%

U.S. Treasury Bonds

1.13%, 5/15/2040	550	482

1.13%, 8/15/2040	737	643

1.38%, 11/15/2040	1,482	1,351

1.88%, 2/15/2041	775	767

2.25%, 5/15/2041	61	64

3.13%, 2/15/2043	360	434

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

2.25%, 8/15/2046	195	206

1.25%, 5/15/2050	30	25

1.38%, 8/15/2050	1,865	1,634

1.63%, 11/15/2050	2,174	2,026

1.88%, 2/15/2051	165	163

U.S. Treasury Notes

1.38%, 1/31/2022 (f)	10,540	10,551

0.13%, 1/15/2024	946	934

0.13%, 2/15/2024	2,390	2,359

0.50%, 2/28/2026	4,267	4,146

0.63%, 12/31/2027	2,137	2,045

1.13%, 2/29/2028	1,225	1,207

1.25%, 3/31/2028	415	411

1.00%, 7/31/2028	305	297

0.88%, 11/15/2030	716	681

1.13%, 2/15/2031	1,375	1,334

1.63%, 5/15/2031	110	111

U.S. Treasury STRIPS Bonds

1.02%, 8/15/2026 (g)	515	485

1.16%, 5/15/2027 (g)	525	488

Total U.S. Treasury Obligations (Cost $33,100)		32,844

Asset-Backed Securities — 0.8%

ACC Auto Trust

Series 2021-A, Class A, 1.08%, 4/15/2027 (b)	131	131

Series 2021-A, Class B, 1.79%, 4/15/2027 (b)	185	183

ACC Trust Series 2021-1, Class B, 1.43%, 7/22/2024 (b)	145	144

Accelerated LLC Series 2021-1H, Class B, 1.90%, 10/20/2040 ‡ (b)	117	115

Affirm Asset Securitization Trust Series 2021-A, Class A, 0.88%, 8/15/2025 (b)	220	220

Ajax Mortgage Loan Trust Series 2021-B, Class A, 2.24%, 6/25/2066 (b) (e)	198	196

Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 8/15/2046 (b)	170	167

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	132	133

Series 2016-3, Class AA, 3.00%, 10/15/2028	174	173

Series 2021-1, Class B, 3.95%, 7/11/2030	184	183

Series 2019-1, Class AA, 3.15%, 2/15/2032	138	139

AMSR Trust

Series 2020-SFR2, Class E1, 4.03%, 7/17/2037 ‡ (b)	102	105

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2020-SFR3, Class E2, 2.76%, 9/17/2037 (b)	100	99

Series 2020-SFR4, Class E2, 2.46%, 11/17/2037 ‡ (b)	100	98

Series 2021-SFR2, Class E2, 2.58%, 8/17/2038 ‡ (b)	100	97

Business Jet Securities LLC

Series 2021-1A, Class A, 2.16%, 4/15/2036 (b)	156	153

Series 2021-1A, Class B, 2.92%, 4/15/2036 ‡ (b)	212	208

CarNow Auto Receivables Trust Series 2021-1A, Class A, 0.97%, 10/15/2024 (b)	147	147

CF Hippolyta LLC Series 2021-1A, Class A1, 1.53%, 3/15/2061 (b)	236	232

CPS Auto Receivables Trust

Series 2021-A, Class A, 0.35%, 1/16/2024 (b)	28	28

Series 2021-A, Class B, 0.61%, 2/18/2025 (b)	135	135

Series 2021-A, Class C, 0.83%, 9/15/2026 (b)	450	447

Series 2021-B, Class C, 1.23%, 3/15/2027 (b)	140	139

Credit Acceptance Auto Loan Trust

Series 2021-2A, Class A, 0.96%, 2/15/2030 (b)	380	378

Series 2021-3A, Class A, 1.00%, 5/15/2030 (b)	250	248

Credito Real USA Auto Receivables Trust Series 2021-1A, Class A, 1.35%, 2/16/2027 (b)	194	193

Crossroads Asset Trust

Series 2021-A, Class A2, 0.82%, 3/20/2024 (b)	120	120

Series 2021-A, Class B, 1.12%, 6/20/2025 ‡ (b)	155	154

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (b)	265	260

Diamond Resorts Owner Trust Series 2021-1A, Class A, 1.51%, 11/21/2033 (b)	112	111

DT Auto Owner Trust Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	295	293

Elara HGV Timeshare Issuer LLC

Series 2021-A, Class B, 1.74%, 8/27/2035 ‡ (b)	197	195

Exeter Automobile Receivables Trust

Series 2021-1A, Class C, 0.74%, 1/15/2026	350	349

Series 2021-2A, Class C, 0.98%, 6/15/2026	165	164

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	347	345

Finance of America HECM Buyout Series 2021-HB1, Class A, 0.88%, 2/25/2031 ‡ (b) (h)	139	139

Flagship Credit Auto Trust

Series 2021-2, Class A, 0.37%, 12/15/2026 (b)	294	293

Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	100	99

FREED ABS Trust

Series 2021-1CP, Class A, 0.66%, 3/20/2028 (b)	28	28

Series 2021-2, Class A, 0.68%, 6/19/2028 (b)	48	48

Series 2021-2, Class B, 1.03%, 6/19/2028 ‡ (b)	175	174

GLS Auto Receivables Trust Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	205	204

Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (b)	20	20

Home Partners of America Trust

Series 2021-2, Class C, 2.40%, 12/17/2026 ‡ (b)	230	226

Series 2021-3, Class D, 3.00%, 1/17/2041 (b)	155	154

JetBlue Pass-Through Trust Series 2020-1, Class B, 7.75%, 11/15/2028	82	96

Lakeview CDO LLC

1.83%, 11/10/2032 ‡ (h)	6	6

2.33%, 11/10/2032 ‡ (h)	100	100

Lendbuzz Securitization Trust Series 2021-1A, Class A, 1.46%, 6/15/2026 (b)	246	245

Lendingpoint Asset Securitization Trust

Series 2021-A, Class A, 1.00%, 12/15/2028 (b)	285	284

Series 2021-A, Class B, 1.46%, 12/15/2028 ‡ (b)	100	99

Series 2021-B, Class A, 1.11%, 2/15/2029 (b)	300	299

Series 2021-B, Class B, 1.68%, 2/15/2029 ‡ (b)	120	119

LL ABS Trust Series 2021-1A, Class A, 1.07%, 5/15/2029 (b)	114	113

Mariner Finance Issuance Trust Series 2021-AA, Class A, 1.86%, 3/20/2036 (b)	195	192

Marlette Funding Trust

Series 2021-1A, Class A, 0.60%, 6/16/2031 (b)	52	52

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	83

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

Series 2021-1A, Class B, 1.00%, 6/16/2031 ‡ (b)	170	169

Mercury Financial Credit Card Master Trust

Series 2021-1A, Class A, 1.54%, 3/20/2026 (b)	235	235

Series 2021-1A, Class B, 2.33%, 3/20/2026 (b)	245	243

Mission Lane Credit Card Master Trust Series 2021-A, Class A, 1.59%, 9/15/2026 (b)	195	194

MVW LLC Series 2021-2A, Class C, 2.23%, 5/20/2039 ‡ (b)	285	283

NMEF Funding LLC Series 2021-A, Class B, 1.85%, 12/15/2027 ‡ (b)	299	298

NRZ Excess Spread-Collateralized Notes

Series 2021-FNT1, Class A, 2.98%, 3/25/2026 (b)	278	276

Series 2021-FNT2, Class A, 3.23%, 5/25/2026 (b)	316	313

Octane Receivables Trust Series 2021-1A, Class A, 0.93%, 3/22/2027 (b)	138	137

Oportun Funding XIV LLC

Series 2021-A, Class A, 1.21%, 3/8/2028 (b)	118	118

Series 2021-A, Class B, 1.76%, 3/8/2028 ‡ (b)	370	369

Oportun Issuance Trust Series 2021-B, Class A, 1.47%, 5/8/2031 (b)	425	422

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	510	509

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (b)	341	339

Series 2021-3, Class A, 1.15%, 5/15/2029 (b)	321	319

PRET LLC Series 2021-RN4, Class A1, 2.49%, 10/25/2051 (b) (h)	98	98

Pretium Mortgage Credit Partners I LLC

Series 2021-NPL1, Class A1, 2.24%, 9/27/2060 (b) (e)	331	328

Series 2021-NPL4, Class A1, 2.36%, 10/27/2060 ‡ (b) (e)	270	268

Progress Residential Trust

Series 2020-SFR1, Class E, 3.03%, 4/17/2037 (b)	205	207

Series 2021-SFR2, Class D, 2.20%, 4/19/2038 ‡ (b)	453	443

Regional Management Issuance Trust Series 2021-1, Class A, 1.68%, 3/17/2031 (b)	185	183

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Republic Finance Issuance Trust Series 2021-A, Class A, 2.30%, 12/22/2031 (b)	334	334

Sierra Timeshare Receivables Funding LLC

Series 2021-1A, Class B, 1.34%, 11/20/2037 ‡ (b)	163	160

Series 2021-2A, Class B, 1.80%, 9/20/2038 ‡ (b)	108	107

Theorem Funding Trust Series 2021-1A, Class A, 1.21%, 12/15/2027 (b)	240	240

Tricolor Auto Securitization Trust

Series 2021-1A, Class B, 1.00%, 6/17/2024 (b)	180	180

Series 2021-1A, Class C, 1.33%, 9/16/2024 (b)	180	179

United Airlines Pass-Through Trust

Series 2019-2, Class B, 3.50%, 5/1/2028	79	79

Series 2016-2, Class A, 3.10%, 10/7/2028	39	39

Series 2018-1, Class A, 3.70%, 3/1/2030	107	108

United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (b)	180	179

Upstart Securitization Trust Series 2021-1, Class A, 0.87%, 3/20/2031 (b)	116	115

US Auto Funding Series 2021-1A, Class B, 1.49%, 3/17/2025 (b)	105	104

VCAT LLC Series 2021-NPL2, Class A1, 2.12%, 3/27/2051 (b) (e)	108	108

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	132	132

VOLT XCII LLC Series 2021-NPL1, Class A1, 1.89%, 2/27/2051 (b) (e)	122	121

VOLT XCIII LLC Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (b) (e)	401	397

VOLT XCIV LLC Series 2021-NPL3, Class A1, 2.24%, 2/27/2051 (b) (e)	347	345

VOLT XCIX LLC Series 2021-NPL8, Class A1, 2.12%, 4/25/2051 (b) (e)	269	268

VOLT XCV LLC Series 2021-NPL4, Class A1, 2.24%, 3/27/2051 ‡ (b) (e)	246	244

VOLT XCVI LLC Series 2021-NPL5, Class A1, 2.12%, 3/27/2051 (b) (e)	262	261

VOLT XCVII LLC Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (e)	336	334

Westlake Automobile Receivables Trust Series 2021-1A, Class C, 0.95%, 3/16/2026 (b)	315	313

Total Asset-Backed Securities (Cost $19,692)		19,570

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — 0.7%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	110	118

Pool # QA6772, 3.50%, 1/1/2050	749	804

Pool # RA4224, 3.00%, 11/1/2050	230	241

Pool # QB8503, 2.50%, 2/1/2051	260	266

FNMA Pool # BS4290, 1.95%, 10/1/2029	500	507

FNMA UMBS, 30 Year

Pool # BO1362, 4.00%, 6/1/2049	121	130

Pool # FM3118, 3.00%, 5/1/2050	185	195

Pool # BR4318, 3.00%, 1/1/2051	399	416

Pool # BQ8009, 4.00%, 2/1/2051	628	688

Pool # BQ8010, 4.00%, 2/1/2051	657	712

Pool # BU1805, 2.50%, 12/1/2051	305	313

FNMA, Other

Pool # AM4660, 3.77%, 12/1/2025	119	129

Pool # BL2588, 2.97%, 8/1/2026	290	307

Pool # AM3010, 5.07%, 3/1/2028	110	128

Pool # AM5319, 4.34%, 1/1/2029	96	110

Pool # BL3774, 2.77%, 8/1/2031	100	107

Pool # BL3648, 2.85%, 8/1/2031	100	108

Pool # BL3700, 2.92%, 8/1/2031	100	108

Pool # BF0230, 5.50%, 1/1/2058	309	363

Pool # BF0497, 3.00%, 7/1/2060	170	180

FNMA/FHLMC UMBS, Single Family, 30 Year TBA, 2.50%, 2/25/2052 (i)	2,820	2,870

GNMA II, 30 Year

Pool # 783525, 4.50%, 12/20/2031	32	33

Pool # 784602, 4.00%, 5/20/2038	110	117

Pool # BS8546, 2.50%, 12/20/2050	344	351

Pool # 785294, 3.50%, 1/20/2051	375	409

Pool # CA8452, 3.00%, 2/20/2051	467	496

Pool # CA9005, 3.00%, 2/20/2051	403	431

Pool # CB1543, 3.00%, 2/20/2051	320	337

Pool # CA3588, 3.50%, 2/20/2051	305	327

Pool # CB1536, 3.50%, 2/20/2051	784	851

Pool # CB1542, 3.00%, 3/20/2051	402	423

Pool # CB4433, 3.00%, 3/20/2051	656	679

Pool # CC0070, 3.00%, 3/20/2051	58	61

Pool # CC8726, 3.00%, 3/20/2051	74	79

Pool # CC8738, 3.00%, 3/20/2051	89	95

Pool # CC8723, 3.50%, 3/20/2051	777	843

Pool # CC0088, 4.00%, 3/20/2051	57	60

Pool # CC0092, 4.00%, 3/20/2051	75	81

Pool # CC8727, 3.00%, 4/20/2051	124	131

Pool # CC8739, 3.00%, 4/20/2051	311	330

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CC8740, 3.00%, 4/20/2051	281	298

Pool # CC8751, 3.00%, 4/20/2051	64	68

Pool # CE9911, 3.00%, 7/20/2051	164	173

Pool # CE9913, 3.00%, 7/20/2051	89	94

Pool # CE9914, 3.00%, 7/20/2051	89	94

Pool # CE9915, 3.00%, 7/20/2051	178	187

Pool # CA3563, 3.50%, 7/20/2051	332	359

Pool # CE2586, 3.50%, 7/20/2051	362	393

Pool # MA7649, 2.50%, 10/20/2051	417	427

Pool # CK1527, 3.50%, 12/20/2051	240	258

Total Mortgage-Backed Securities (Cost $17,470)		17,285

Collateralized Mortgage Obligations — 0.3%

Bayview Finance LLC 0.00%, 7/12/2033 ‡	244	244

Bayview Financing Trust Series 2021-2F, Class M1, 1.60%, 12/31/2049 ‡ (b) (h)	15	15

Cascade MH Asset Trust Series 2021-MH1, Class A1, 1.75%, 2/25/2046 (b)	242	238

CFMT LLC Series 2021-HB5, Class A, 0.80%, 2/25/2031 (b) (h)	467	467

CSMC Trust Series 2021-RPL1, Class A1, 1.67%, 9/27/2060 (b) (h)	229	227

FMC GMSR Issuer Trust Series 2021-GT2, Class A, 3.85%, 10/25/2026 (b) (h)	150	149

FNMA Trust, Whole Loan Series 2002-W8, Class A1, 6.50%, 6/25/2042	94	106

FNMA, Grantor Trust, Whole Loan

Series 2001-T12, Class A1, 6.50%, 8/25/2041	197	220

Series 2002-T4, Class A1, 6.50%, 12/25/2041	22	25

FNMA, REMIC

Series 2017-35, Class VA, 4.00%, 7/25/2028	152	160

Series 2018-72, Class VB, 3.50%, 10/25/2031	344	364

Series 2011-41, Class KA, 4.00%, 1/25/2041	15	16

Series 2019-7, Class CA, 3.50%, 11/25/2057	444	464

FNMA, REMIC Trust, Whole Loan Series 2002-W3, Class A4, 6.50%, 11/25/2041	190	215

GNMA

Series 2015-H16, Class FG, 0.52%, 7/20/2065 (h)	81	81

Series 2021-H14, Class YD, 8.54%, 6/20/2071 (h)	195	256

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	85

JPMorgan SmartRetirement® Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued

Legacy Mortgage Asset Trust Series 2021-GS1, Class A1, 1.89%, 10/25/2066 (b) (e)	104	103

LHOME Mortgage Trust Series 2021-RTL1, Class A1, 2.09%, 9/25/2026 (b) (h)	340	338

PRPM LLC

Series 2021-2, Class A1, 2.12%, 3/25/2026 (b) (h)	405	402

Series 2021-10, Class A1, 2.49%, 10/25/2026 (b) (e)	97	97

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	247	260

Series 2018-3, Class M55D, 4.00%, 8/25/2057 ‡ (h)	315	335

Series 2018-2, Class M55D, 4.00%, 11/25/2057	397	423

Series 2018-4, Class M55D, 4.00%, 3/25/2058	67	71

Series 2019-2, Class M55D, 4.00%, 8/25/2058	345	366

Series 2019-3, Class M55D, 4.00%, 10/25/2058	344	366

Towd Point Mortgage Trust Series 2021-R1, Class A1, 2.92%, 11/30/2060 (b) (h)	410	409

ZH Trust

Series 2021-1, Class A, 2.25%, 2/18/2027 (b)	100	98

Series 2021-2, Class A, 2.35%, 10/17/2027 (b)	225	224

Total Collateralized Mortgage Obligations (Cost $6,770)		6,739

Commercial Mortgage-Backed Securities — 0.1%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.93%, 12/18/2037 (b) (h)	180	180

Series 2021-FL4, Class AS, 1.20%, 12/18/2037 (b) (h)	115	114

BPR Trust Series 2021-KEN, Class A, 1.36%, 2/15/2029 (b) (h)	220	220

FHLMC, Multi-Family Structured Credit Risk Series 2021-MN2, Class M1, 1.85%, 7/25/2041 (b) (h)	183	179

FNMA ACES

Series 2016-M6, Class A1, 2.14%, 5/25/2026	27	27

Series 2017-M15, Class A1, 2.96%, 9/25/2027 (h)	267	280

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Series 2018-M10, Class A1, 3.37%, 7/25/2028 (h)	171	180

Series 2019-M21, Class 1A1, 1.95%, 5/25/2029	210	215

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	334	329

Series 2021-M3, Class X1, IO, 2.00%, 11/25/2033 (h)	859	110

FREMF Mortgage Trust

Series 2017-KGX1, Class BFX, 3.59%, 10/25/2027 (b) (h)	115	118

Series 2016-K56, Class B, 3.94%, 6/25/2049 (b) (h)	85	91

Series 2016-K722, Class B, 3.87%, 7/25/2049 (b) (h)	45	46

Series 2016-K58, Class B, 3.74%, 9/25/2049 (b) (h)	465	498

SLG Office Trust Series 2021-OVA, Class A, 2.59%, 7/15/2041 (b)	195	200

Total Commercial Mortgage-Backed Securities (Cost $2,822)		2,787

Foreign Government Securities — 0.0% (c)

United Mexican States (Mexico) 2.66%, 5/24/2031 (Cost $400)	400	389

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (j) (Cost $56,367)	56,367	56,367

Total Investments — 100.9% (Cost $2,016,332)		2,422,668
Liabilities in Excess of Other Assets — (0.9)%		(22,753)

NET ASSETS — 100.0%		2,399,915

Percentages indicated are based on net assets.

Abbreviations

ABS	Asset-Backed Securities
ACES	Alternative Credit Enhancement Securities
CDO	Collateralized Debt Obligations
CSMC	Credit Suisse Mortgage Trust
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Amount rounds to less than 0.1% of net assets.

(d)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of December 31, 2021.
(e)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of December 31, 2021.
(f)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(g)	The rate shown is the effective yield as of December 31, 2021.
(h)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of December 31, 2021.
(i)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(j)	The rate shown is the current yield as of December 31, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	509	03/2022	EUR	24,808	829
MSCI EAFE E-Mini Index	165	03/2022	USD	19,142	521
Russell 2000 E-Mini Index	134	03/2022	USD	15,025	442
S&P 500 E-Mini Index	425	03/2022	USD	101,113	2,105

					3,897

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	87

JPMorgan SmartRetirement® Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 55.3%

Fixed Income — 13.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	5,085	60,155

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,356	146,310

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,275	17,519

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,903	14,597

JPMorgan High Yield Fund Class R6 Shares (a)	4,571	33,183

JPMorgan Income Fund Class R6 Shares (a)	1,653	15,518

Total Fixed Income		287,282

International Equity — 8.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,304	178,262

U.S. Equity — 33.8%

JPMorgan Equity Index Fund Class R6 Shares (a)	10,278	734,979

Total Investment Companies (Cost $924,496)		1,200,523

Exchange-Traded Funds — 42.9%

Alternative Assets — 5.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	971	107,883

Fixed Income — 4.9%

JPMorgan High Yield Research Enhanced ETF (a)	885	45,831

JPMorgan U.S. Aggregate Bond ETF (a)	1,129	60,888

Total Fixed Income		106,719

International Equity — 24.6%

JPMorgan BetaBuilders International Equity ETF (a)	8,926	532,099

U.S. Equity — 8.4%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,195	109,713

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,101	72,457

Total U.S. Equity		182,170

Total Exchange-Traded Funds (Cost $781,108)		928,871

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $10,295)	10,285	10,295

INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $49,624)	49,624	49,624

Total Investments — 101.0% (Cost $1,765,523)		2,189,313
Liabilities in Excess of Other Assets — (1.0)%		(21,786)

NET ASSETS — 100.0%		2,167,527

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	462	03/2022	EUR	22,518	753
MSCI EAFE E-Mini Index	152	03/2022	USD	17,634	480
Russell 2000 E-Mini Index	92	03/2022	USD	10,316	303
S&P 500 E-Mini Index	399	03/2022	USD	94,926	1,976

					3,512

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	89

JPMorgan SmartRetirement® Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 54.3%

Fixed Income — 6.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,071	24,505

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	6,001	50,585

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	976	7,512

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	990	7,595

JPMorgan High Yield Fund Class R6 Shares (a)	2,598	18,859

JPMorgan Income Fund Class R6 Shares (a)	1,293	12,146

Total Fixed Income		121,202

International Equity — 9.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	8,363	160,227

U.S. Equity — 38.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	9,374	670,343

Total Investment Companies (Cost $715,840)		951,772

Exchange-Traded Funds — 44.0%

Alternative Assets — 5.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	882	97,954

Fixed Income — 1.8%

JPMorgan High Yield Research Enhanced ETF (a)	559	28,941

JPMorgan U.S. Aggregate Bond ETF (a)	24	1,279

Total Fixed Income		30,220

International Equity — 27.3%

JPMorgan BetaBuilders International Equity ETF (a)	8,060	480,492

U.S. Equity — 9.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	1,053	96,722

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	1,003	65,974

Total U.S. Equity		162,696

Total Exchange-Traded Funds (Cost $645,412)		771,362

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $7,242)	7,235	7,242

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.0%

Investment Companies — 2.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $34,661)	34,661	34,661

Total Investments — 100.7% (Cost $1,403,155)		1,765,037
Liabilities in Excess of Other Assets — (0.7)%		(12,748)

NET ASSETS — 100.0%		1,752,289

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	367	03/2022	EUR	17,887	598
MSCI EAFE E-Mini Index	120	03/2022	USD	13,921	379
Russell 2000 E-Mini Index	74	03/2022	USD	8,298	244
S&P 500 E-Mini Index	295	03/2022	USD	70,184	1,461

					2,682

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	91

JPMorgan SmartRetirement® Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment Companies — 54.5%

Fixed Income — 7.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,598	18,906

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,717	39,762

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	751	5,785

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	763	5,849

JPMorgan High Yield Fund Class R6 Shares (a)	2,039	14,800

JPMorgan Income Fund Class R6 Shares (a)	1,000	9,388

Total Fixed Income		94,490

International Equity — 9.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,419	122,984

U.S. Equity — 38.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	7,181	513,529

Total Investment Companies (Cost $545,922)		731,003

Exchange-Traded Funds — 44.0%

Alternative Assets — 5.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	662	73,490

Fixed Income — 1.8%

JPMorgan High Yield Research Enhanced ETF (a)	433	22,394

JPMorgan U.S. Aggregate Bond ETF (a)	18	986

Total Fixed Income		23,380

International Equity — 27.4%

JPMorgan BetaBuilders International Equity ETF (a)	6,190	369,045

U.S. Equity — 9.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	801	73,530

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	779	51,247

Total U.S. Equity		124,777

Total Exchange-Traded Funds (Cost $493,012)		590,692

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.5%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $6,151)	6,145	6,151

INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 2.1%

Investment Companies — 2.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $28,115)	28,115	28,115

Total Investments — 101.1% (Cost $1,073,200)		1,355,961
Liabilities in Excess of Other Assets — (1.1)%		(14,364)

NET ASSETS — 100.0%		1,341,597

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	284	03/2022	EUR	13,842	463
MSCI EAFE E-Mini Index	83	03/2022	USD	9,629	262
Russell 2000 E-Mini Index	57	03/2022	USD	6,391	188
S&P 500 E-Mini Index	238	03/2022	USD	56,623	1,178

					2,091

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	93

JPMorgan SmartRetirement® Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 54.4%

Fixed Income — 7.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	964	11,401

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,469	20,813

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	502	3,866

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	403	3,093

JPMorgan High Yield Fund Class R6 Shares (a)	946	6,869

JPMorgan Income Fund Class R6 Shares (a)	532	5,000

Total Fixed Income		51,042

International Equity — 9.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,472	66,523

U.S. Equity — 38.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	3,873	276,971

Total Investment Companies (Cost $295,675)		394,536

Exchange-Traded Funds — 44.2%

Alternative Assets — 5.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	366	40,602

Fixed Income — 1.9%

JPMorgan High Yield Research Enhanced ETF (a)	249	12,875

JPMorgan U.S. Aggregate Bond ETF (a)	10	525

Total Fixed Income		13,400

International Equity — 27.4%

JPMorgan BetaBuilders International Equity ETF (a)	3,347	199,535

U.S. Equity — 9.3%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	440	40,439

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	407	26,792

Total U.S. Equity		67,231

Total Exchange-Traded Funds (Cost $267,668)		320,768

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $3,144)	3,140	3,143

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $16,448)	16,448	16,448

Total Investments — 101.3% (Cost $582,935)		734,895
Liabilities in Excess of Other Assets — (1.3)%		(9,719)

NET ASSETS — 100.0%		725,176

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

94	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	152	03/2022	EUR	7,408	248
MSCI EAFE E-Mini Index	43	03/2022	USD	4,988	136
Russell 2000 E-Mini Index	31	03/2022	USD	3,476	102
S&P 500 E-Mini Index	132	03/2022	USD	31,405	653

					1,139

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	95

JPMorgan SmartRetirement® Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 53.9%

Fixed Income — 6.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	294	3,477

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	795	6,699

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	147	1,131

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	127	973

JPMorgan High Yield Fund Class R6 Shares (a)	333	2,418

JPMorgan Income Fund Class R6 Shares (a)	152	1,427

Total Fixed Income		16,125

International Equity — 9.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,112	21,298

U.S. Equity — 37.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,241	88,775

Total Investment Companies (Cost $101,811)		126,198

Exchange-Traded Funds — 43.7%

Alternative Assets — 5.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	115	12,805

Fixed Income — 1.8%

JPMorgan High Yield Research Enhanced ETF (a)	75	3,894

JPMorgan U.S. Aggregate Bond ETF (a)	3	147

Total Fixed Income		4,041

International Equity — 27.3%

JPMorgan BetaBuilders International Equity ETF (a)	1,074	64,045

U.S. Equity — 9.1%

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	140	12,895

JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	129	8,488

Total U.S. Equity		21,383

Total Exchange-Traded Funds (Cost $88,365)		102,274

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.4%

U.S. Treasury Notes 1.38%, 1/31/2022 (b) (Cost $1,035)	1,034	1,035

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c) (Cost $5,381)	5,381	5,381

Total Investments — 100.3% (Cost $196,592)		234,888
Liabilities in Excess of Other Assets — (0.3)%		(737)

NET ASSETS — 100.0%		234,151

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of December 31, 2021.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

96	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

Futures contracts outstanding as of December 31, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	46	03/2022	EUR	2,242	75
MSCI EAFE E-Mini Index	15	03/2022	USD	1,740	47
Russell 2000 E-Mini Index	13	03/2022	USD	1,458	43
S&P 500 E-Mini Index	41	03/2022	USD	9,754	203

					368

Abbreviations

EAFE	Europe, Australasia and Far East
EUR	Euro
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	97

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund		JPMorgan SmartRetirement® Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$195,434	$355,744		$501,694
Investments in affiliates, at value	505,922	933,882		1,705,346
Receivables:
Investment securities sold	8,320	12,010		11,735
Investment securities sold — delayed delivery securities	12,914	25,805		36,022
Fund shares sold	249	418		985
Interest from non-affiliates	703	1,336		2,039
Dividends from affiliates	223	427		574
Variation margin on futures contracts	400	1,658		1,041
Due from adviser	29	33		26

Total Assets	724,194	1,331,313		2,259,462

LIABILITIES:
Payables:
Due to custodian	54	79		75
Distributions	71	128		271
Investment securities purchased	6,267	610		12,052
Investment securities purchased — delayed delivery securities	12,894	25,763		38,716
Fund shares redeemed	1,627	1,306		2,721
Accrued liabilities:
Administration fees	30	58		103
Distribution fees	2	7		10
Service fees	7	15		26
Custodian and accounting fees	14	20		30
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Other	52	46		62

Total Liabilities	21,018	28,032		54,066

Net Assets	$703,176	$1,303,281		$2,205,396

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

98	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$640,888	$1,187,707	$1,939,402
Total distributable earnings (loss)	62,288	115,574	265,994

Total Net Assets	$703,176	$1,303,281	$2,205,396

Net Assets:
Class I	$5,332	$10,389	$23,047
Class R2	20	20	1,307
Class R3	7,555	34,653	45,089
Class R4	14,198	16,953	33,612
Class R5	17,141	19,616	51,278
Class R6	658,930	1,221,650	2,051,063

Total	$703,176	$1,303,281	$2,205,396

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	280	488	959
Class R2	1	1	54
Class R3	396	1,630	1,879
Class R4	745	795	1,397
Class R5	899	921	2,132
Class R6	34,543	57,351	85,265

Net Asset Value (a):
Class I — Offering and redemption price per share	$19.07	$21.29	$24.04
Class R2 — Offering and redemption price per share	19.11	21.34	24.02
Class R3 — Offering and redemption price per share	19.06	21.26	24.00
Class R4 — Offering and redemption price per share	19.07	21.31	24.06
Class R5 — Offering and redemption price per share	19.06	21.30	24.05
Class R6 — Offering and redemption price per share	19.08	21.30	24.06

Cost of investments in non-affiliates	$194,945	$354,548	$508,941
Cost of investments in affiliates	443,896	818,587	1,439,458

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	99

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$469,343	$112,667		$10,295
Investments in affiliates, at value	2,101,261	2,310,001		2,179,018
Cash	—	—		129
Receivables:
Investment securities sold	16,997	11,326		9,585
Investment securities sold — delayed delivery securities	33,302	479		—
Fund shares sold	1,490	1,300		1,641
Interest from non-affiliates	1,916	446		59
Dividends from affiliates	566	377		318
Variation margin on futures contracts	3,561	882		978
Due from adviser	—	47		24

Total Assets	2,628,436	2,437,525		2,202,047

LIABILITIES:
Payables:
Due to custodian	93	64		—
Distributions	250	468		266
Investment securities purchased	20,187	25,801		25,876
Investment securities purchased — delayed delivery securities	35,750	3,347		—
Fund shares redeemed	4,404	7,707		8,189
Accrued liabilities:
Investment advisory fees	6	—		—
Administration fees	120	112		101
Distribution fees	13	8		8
Service fees	32	24		21
Custodian and accounting fees	33	27		24
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—	(a)
Other	36	52		35

Total Liabilities	60,924	37,610		34,520

Net Assets	$2,567,512	$2,399,915		$2,167,527

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

100	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$2,171,840	$1,984,085	$1,735,369
Total distributable earnings (loss)	395,672	415,830	432,158

Total Net Assets	$2,567,512	$2,399,915	$2,167,527

Net Assets:
Class I	$25,182	$13,811	$8,444
Class R2	36	27	28
Class R3	61,728	39,444	38,059
Class R4	43,917	43,350	36,510
Class R5	56,759	39,628	36,616
Class R6	2,379,890	2,263,655	2,047,870

Total	$2,567,512	$2,399,915	$2,167,527

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	955	482	281
Class R2	1	1	1
Class R3	2,349	1,378	1,268
Class R4	1,666	1,510	1,213
Class R5	2,154	1,380	1,216
Class R6	90,271	78,844	68,042

Net Asset Value (a):
Class I — Offering and redemption price per share	$26.36	$28.69	$30.10
Class R2 — Offering and redemption price per share	26.47	28.99	30.15
Class R3 — Offering and redemption price per share	26.28	28.63	30.01
Class R4 — Offering and redemption price per share	26.37	28.71	30.09
Class R5 — Offering and redemption price per share	26.35	28.71	30.10
Class R6 — Offering and redemption price per share	26.36	28.71	30.10

Cost of investments in non-affiliates	$475,633	$114,065	$10,295
Cost of investments in affiliates	1,709,276	1,902,267	1,755,228

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	101

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund		JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$7,242		$6,151		$3,143	$1,035
Investments in affiliates, at value	1,757,795		1,349,810		731,752	233,853
Receivables:
Investment securities sold	4,585		2,032		—	515
Fund shares sold	1,440		1,095		1,043	924
Interest from non-affiliates	42		35		18	6
Dividends from affiliates	172		133		75	22
Variation margin on futures contracts	1,019		950		338	255
Due from adviser	—		—		2	10

Total Assets	1,772,295		1,360,206		736,371	236,620

LIABILITIES:
Payables:
Due to custodian	25		29		16	5
Distributions	364		210		157	31
Investment securities purchased	9,705		8,023		4,325	1,663
Fund shares redeemed	9,760		10,228		6,629	741
Accrued liabilities:
Investment advisory fees	5		1		—	—
Administration fees	79		60		31	4
Distribution fees	5		3		1	1
Service fees	15		12		6	1
Custodian and accounting fees	20		15		11	11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	—	(a)
Other	28		28		19	12

Total Liabilities	20,006		18,609		11,195	2,469

Net Assets	$1,752,289		$1,341,597		$725,176	$234,151

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

102	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$1,381,783	$1,052,489	$570,557	$195,076
Total distributable earnings (loss)	370,506	289,108	154,619	39,075

Total Net Assets	$1,752,289	$1,341,597	$725,176	$234,151

Net Assets:
Class I	$11,730	$4,530	$3,233	$655
Class R2	21	23	25	25
Class R3	23,955	13,590	4,393	2,287
Class R4	26,609	28,794	13,894	1,357
Class R5	27,791	26,061	20,046	6,435
Class R6	1,662,183	1,268,599	683,585	223,392

Total	$1,752,289	$1,341,597	$725,176	$234,151

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class I	376	145	105	27
Class R2	1	1	1	1
Class R3	771	437	143	95
Class R4	854	926	451	57
Class R5	892	838	649	268
Class R6	53,279	40,763	22,140	9,300

Net Asset Value (a):
Class I — Offering and redemption price per share	$31.16	$31.13	$30.86	$24.04
Class R2 — Offering and redemption price per share	31.21	31.15	30.90	24.05
Class R3 — Offering and redemption price per share	31.08	31.06	30.77	23.98
Class R4 — Offering and redemption price per share	31.16	31.10	30.82	24.06
Class R5 — Offering and redemption price per share	31.17	31.10	30.85	24.01
Class R6 — Offering and redemption price per share	31.20	31.12	30.88	24.02

Cost of investments in non-affiliates	$7,242	$6,151	$3,144	$1,035
Cost of investments in affiliates	1,395,913	1,067,049	579,791	195,557

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	103

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,523	$3,032	$4,122
Dividend income from non-affiliates	525	938	—
Dividend income from affiliates	6,987	12,988	24,555

Total investment income	9,035	16,958	28,677

EXPENSES:
Investment advisory fees	566	1,061	1,725
Administration fees	283	530	863
Distribution fees:
Class R2	— (a)	— (a)	3
Class R3	11	45	62
Service fees:
Class I	7	13	28
Class R2	— (a)	— (a)	2
Class R3	11	45	62
Class R4	18	21	42
Class R5	10	14	32
Custodian and accounting fees	20	28	41
Interest expense to affiliates	— (a)	—	—
Professional fees	19	21	24
Trustees’ and Chief Compliance Officer’s fees	13	15	15
Printing and mailing costs	9	15	22
Registration and filing fees	38	50	49
Transfer agency fees (See Note 2.F.)	6	8	12
Other	14	22	32

Total expenses	1,025	1,888	3,014

Less fees waived	(662)	(1,218)	(1,957)
Less expense reimbursements	(194)	(318)	(284)

Net expenses	169	352	773

Net investment income (loss)	8,866	16,606	27,904

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(331)	(1,547)	(636)
Investments in affiliates	3,258	8,689	9,738
Futures contracts	(901)	(1,852)	2,476
Foreign currency transactions	(10)	(44)	(23)

Net realized gain (loss)	2,016	5,246	11,555

Distributions of capital gains received from investment company affiliates	1,601	3,001	8,842
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,875)	(6,533)	(3,808)
Investments in affiliates	4,841	7,136	12,587
Futures contracts	1,506	2,766	4,994
Foreign currency translations	1	27	2

Change in net unrealized appreciation/depreciation	2,473	3,396	13,775

Net realized/unrealized gains (losses)	6,090	11,643	34,172

Change in net assets resulting from operations	$14,956	$28,249	$62,076

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

104	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,875	$796	$4
Dividend income from non-affiliates	1	—	— (a)
Dividend income from affiliates	29,714	32,409	30,000

Total investment income	33,590	33,205	30,004

EXPENSES:
Investment advisory fees	1,995	1,837	1,653
Administration fees	998	918	827
Distribution fees:
Class R2	— (a)	1	— (a)
Class R3	82	51	52
Service fees:
Class I	31	17	11
Class R2	— (a)	1	— (a)
Class R3	82	51	52
Class R4	55	52	44
Class R5	38	29	25
Custodian and accounting fees	46	40	31
Interest expense to affiliates	— (a)	—	—
Professional fees	25	24	24
Trustees’ and Chief Compliance Officer’s fees	16	16	15
Printing and mailing costs	25	25	25
Registration and filing fees	58	47	50
Transfer agency fees (See Note 2.F.)	13	12	11
Other	36	33	32

Total expenses	3,500	3,154	2,852

Less fees waived	(2,259)	(2,078)	(1,874)
Less expense reimbursements	(71)	(368)	(202)

Net expenses	1,170	708	776

Net investment income (loss)	32,420	32,497	29,228

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(744)	(13)	1
Investments in affiliates	12,866	7,292	8,422
Futures contracts	3,152	3,460	2,857
Foreign currency transactions	(58)	(43)	(55)

Net realized gain (loss)	15,216	10,696	11,225

Distributions of capital gains received from investment company affiliates	12,796	16,196	15,564
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,400)	(732)	(2)
Investments in affiliates	24,813	35,272	38,578
Futures contracts	5,690	4,860	4,344
Foreign currency translations	46	36	20

Change in net unrealized appreciation/depreciation	27,149	39,436	42,940

Net realized/unrealized gains (losses)	55,161	66,328	69,729

Change in net assets resulting from operations	$87,581	$98,825	$98,957

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	105

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2021 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3	$3	$2		$1
Dividend income from non-affiliates	— (a)	— (a)	—	(a)	—	(a)
Dividend income from affiliates	24,196	18,613	9,980		3,094

Total investment income	24,199	18,616	9,982		3,095

EXPENSES:
Investment advisory fees	1,316	1,015	543		164
Administration fees	658	508	272		82
Distribution fees:
Class R2	— (a)	— (a)	—	(a)	—	(a)
Class R3	30	19	7		3
Service fees:
Class I	14	6	4		1
Class R2	— (a)	— (a)	—	(a)	—	(a)
Class R3	30	19	7		3
Class R4	32	35	17		1
Class R5	19	17	13		4
Custodian and accounting fees	26	20	13		13
Interest expense to affiliates	—	—	—	(a)	—
Professional fees	22	21	19		18
Trustees’ and Chief Compliance Officer’s fees	15	14	14		13
Printing and mailing costs	23	22	18		11
Registration and filing fees	50	46	39		44
Transfer agency fees (See Note 2.F.)	10	9	7		4
Other	27	25	16		9

Total expenses	2,272	1,776	989		370

Less fees waived	(1,501)	(1,165)	(640)		(222)
Less expense reimbursements	(5)	(18)	(34)		(54)

Net expenses	766	593	315		94

Net investment income (loss)	23,433	18,023	9,667		3,001

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1	1	1		—	(a)
Investments in affiliates	5,293	5,176	2,141		441
Futures contracts	2,221	1,829	881		289
Foreign currency transactions	(42)	(23)	(9)		—	(a)

Net realized gain (loss)	7,473	6,983	3,014		730

Distributions of capital gains received from investment company affiliates	13,355	10,192	5,480		1,731
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1)	(1)	(1)		(1)
Investments in affiliates	39,055	29,522	16,435		5,079
Futures contracts	3,361	2,593	1,417		446
Foreign currency translations	(2)	1	—	(a)	(6)

Change in net unrealized appreciation/depreciation	42,413	32,115	17,851		5,518

Net realized/unrealized gains (losses)	63,241	49,290	26,345		7,979

Change in net assets resulting from operations	$86,674	$67,313	$36,012		$10,980

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,866	$13,421	$16,606	$26,059
Net realized gain (loss)	2,016	29,645	5,246	66,720
Distributions of capital gains received from investment company non-affiliates	—	— (a)	—	—
Distributions of capital gains received from investment company affiliates	1,601	1,062	3,001	2,065
Change in net unrealized appreciation/depreciation	2,473	44,178	3,396	84,000

Change in net assets resulting from operations	14,956	88,306	28,249	178,844

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(213)	(252)	(494)	(472)
Class R2	(1)	(3)	(1)	(1)
Class R3	(292)	(310)	(1,620)	(1,461)
Class R4	(584)	(136)	(808)	(205)
Class R5	(711)	(978)	(1,066)	(1,518)
Class R6	(27,374)	(28,226)	(60,467)	(53,497)

Total distributions to shareholders	(29,175)	(29,905)	(64,456)	(57,154)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(46,014)	214,256	(121,071)	390,974

NET ASSETS:
Change in net assets	(60,233)	272,657	(157,278)	512,664
Beginning of period	763,409	490,752	1,460,559	947,895

End of period	$703,176	$763,409	$1,303,281	$1,460,559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,904	$36,493	$32,420	$40,044
Net realized gain (loss)	11,555	87,915	15,216	97,300
Distributions of capital gains received from investment company non-affiliates	—	— (a)	—	— (a)
Distributions of capital gains received from investment company affiliates	8,842	2,574	12,796	2,294
Change in net unrealized appreciation/depreciation	13,775	206,719	27,149	312,048

Change in net assets resulting from operations	62,076	333,701	87,581	451,686

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(961)	(730)	(1,070)	(546)
Class R2	(50)	(38)	(1)	(7)
Class R3	(1,861)	(1,398)	(2,610)	(1,503)
Class R4	(1,404)	(421)	(1,870)	(452)
Class R5	(2,382)	(2,572)	(2,709)	(2,526)
Class R6	(89,042)	(66,778)	(105,089)	(59,270)

Total distributions to shareholders	(95,700)	(71,937)	(113,349)	(64,304)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(55,895)	745,936	(38,457)	789,602

NET ASSETS:
Change in net assets	(89,519)	1,007,700	(64,225)	1,176,984
Beginning of period	2,294,915	1,287,215	2,631,737	1,454,753

End of period	$2,205,396	$2,294,915	$2,567,512	$2,631,737

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

108	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$32,497	$37,663	$29,228	$33,435
Net realized gain (loss)	10,696	72,229	11,225	74,276
Distributions of capital gains received from investment company non-affiliates	—	— (a)	—	—
Distributions of capital gains received from investment company affiliates	16,196	5,947	15,564	3,163
Change in net unrealized appreciation/depreciation	39,436	330,172	42,940	345,309

Change in net assets resulting from operations	98,825	446,011	98,957	456,183

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(630)	(247)	(391)	(123)
Class R2	(2)	(7)	(1)	(1)
Class R3	(1,754)	(576)	(1,734)	(513)
Class R4	(1,968)	(331)	(1,678)	(275)
Class R5	(2,122)	(1,283)	(2,066)	(904)
Class R6	(106,172)	(38,622)	(98,044)	(32,156)

Total distributions to shareholders	(112,648)	(41,066)	(103,914)	(33,972)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	22,219	839,917	31,899	620,604

NET ASSETS:
Change in net assets	8,396	1,244,862	26,942	1,042,815
Beginning of period	2,391,519	1,146,657	2,140,585	1,097,770

End of period	$2,399,915	$2,391,519	$2,167,527	$2,140,585

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,433	$24,816	$18,023	$19,325
Net realized gain (loss)	7,473	54,023	6,983	45,290
Distributions of capital gains received from investment company affiliates	13,355	1,012	10,192	796
Change in net unrealized appreciation/depreciation	42,413	293,483	32,115	230,330

Change in net assets resulting from operations	86,674	373,334	67,313	295,741

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(499)	(135)	(196)	(64)
Class R2	(1)	— (a)	— (a)	(1)
Class R3	(982)	(265)	(571)	(182)
Class R4	(1,124)	(186)	(1,234)	(203)
Class R5	(1,324)	(720)	(1,248)	(616)
Class R6	(72,548)	(23,591)	(56,530)	(18,379)

Total distributions to shareholders	(76,478)	(24,897)	(59,779)	(19,445)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	57,520	544,305	37,896	374,613

NET ASSETS:
Change in net assets	67,716	892,742	45,430	650,909
Beginning of period	1,684,573	791,831	1,296,167	645,258

End of period	$1,752,289	$1,684,573	$1,341,597	$1,296,167

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

110	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,667	$10,250	$3,001	$2,644
Net realized gain (loss)	3,014	23,433	730	4,913
Distributions of capital gains received from investment company non-affiliates	—	—	—	— (a)
Distributions of capital gains received from investment company affiliates	5,480	420	1,731	102
Change in net unrealized appreciation/depreciation	17,851	124,709	5,518	31,775

Change in net assets resulting from operations	36,012	158,812	10,980	39,434

DISTRIBUTIONS TO SHAREHOLDERS:
Class I	(140)	(41)	(25)	(6)
Class R2	(1)	(1)	(1)	— (a)
Class R3	(189)	(71)	(80)	(26)
Class R4	(623)	(108)	(28)	(4)
Class R5	(959)	(437)	(257)	(98)
Class R6	(30,829)	(9,496)	(8,310)	(2,530)

Total distributions to shareholders	(32,741)	(10,154)	(8,701)	(2,664)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	34,109	185,399	34,687	83,806

NET ASSETS:
Change in net assets	37,380	334,057	36,966	120,576
Beginning of period	687,796	353,739	197,185	76,609

End of period	$725,176	$687,796	$234,151	$197,185

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$384	$692	$428	$990
Distributions reinvested	213	252	494	472
Cost of shares redeemed	(1,401)	(1,043)	(508)	(4,542)

Change in net assets resulting from Class I capital transactions	(804)	(99)	414	(3,080)

Class R2
Proceeds from shares issued	—	3	—	— (a)
Distributions reinvested	1	2	1	1
Cost of shares redeemed	(37)	(4)	(10)	—

Change in net assets resulting from Class R2 capital transactions	(36)	1	(9)	1

Class R3
Proceeds from shares issued	127	2,463	1,718	7,508
Distributions reinvested	287	303	1,593	1,450
Cost of shares redeemed	(1,859)	(1,170)	(6,130)	(10,916)

Change in net assets resulting from Class R3 capital transactions	(1,445)	1,596	(2,819)	(1,958)

Class R4
Proceeds from shares issued	2,665	12,628	1,697	14,218
Distributions reinvested	584	136	808	205
Cost of shares redeemed	(2,244)	(1,059)	(1,706)	(3,570)

Change in net assets resulting from Class R4 capital transactions	1,005	11,705	799	10,853

Class R5
Proceeds from shares issued	1,501	8,198	1,430	14,568
Distributions reinvested	711	968	1,065	1,517
Cost of shares redeemed	(6,364)	(15,498)	(16,687)	(27,456)

Change in net assets resulting from Class R5 capital transactions	(4,152)	(6,332)	(14,192)	(11,371)

Class R6
Proceeds from shares issued	44,906	401,432	79,303	801,256
Distributions reinvested	27,050	27,914	59,791	52,884
Cost of shares redeemed	(112,538)	(221,961)	(244,358)	(457,611)

Change in net assets resulting from Class R6 capital transactions	(40,582)	207,385	(105,264)	396,529

Total change in net assets resulting from capital transactions	$(46,014)	$214,256	$(121,071)	$390,974

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

112	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend Income Fund		JPMorgan SmartRetirement® Blend 2020 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class I
Issued	20	36	20	46
Reinvested	11	14	23	22
Redeemed	(71)	(55)	(23)	(213)

Change in Class I Shares	(40)	(5)	20	(145)

Class R2
Issued	—	— (a)	—	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(2)	— (a)	— (a)	—

Change in Class R2 Shares	(2)	— (a)	— (a)	— (a)

Class R3
Issued	6	132	78	363
Reinvested	15	16	75	68
Redeemed	(95)	(62)	(279)	(520)

Change in Class R3 Shares	(74)	86	(126)	(89)

Class R4
Issued	136	645	76	647
Reinvested	31	7	38	10
Redeemed	(115)	(56)	(78)	(175)

Change in Class R4 Shares	52	596	36	482

Class R5
Issued	77	433	64	693
Reinvested	37	51	50	72
Redeemed	(326)	(821)	(763)	(1,307)

Change in Class R5 Shares	(212)	(337)	(649)	(542)

Class R6
Issued	2,297	21,269	3,609	37,758
Reinvested	1,415	1,478	2,798	2,489
Redeemed	(5,747)	(11,714)	(11,082)	(21,456)

Change in Class R6 Shares	(2,035)	11,033	(4,675)	18,791

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$680	$2,158	$935	$4,467
Distributions reinvested	961	730	1,067	544
Cost of shares redeemed	(648)	(2,779)	(1,531)	(549)

Change in net assets resulting from Class I capital transactions	993	109	471	4,462

Class R2
Proceeds from shares issued	60	203	10	318
Distributions reinvested	50	38	1	6
Cost of shares redeemed	(12)	(174)	(20)	(362)

Change in net assets resulting from Class R2 capital transactions	98	67	(9)	(38)

Class R3
Proceeds from shares issued	7,441	11,813	5,856	14,213
Distributions reinvested	1,818	1,378	2,490	1,411
Cost of shares redeemed	(11,410)	(7,048)	(10,653)	(11,955)

Change in net assets resulting from Class R3 capital transactions	(2,151)	6,143	(2,307)	3,669

Class R4
Proceeds from shares issued	3,805	27,781	4,401	35,809
Distributions reinvested	1,404	421	1,870	452
Cost of shares redeemed	(3,419)	(4,431)	(4,717)	(5,367)

Change in net assets resulting from Class R4 capital transactions	1,790	23,771	1,554	30,894

Class R5
Proceeds from shares issued	4,997	24,792	5,540	23,882
Distributions reinvested	2,381	2,572	2,708	2,526
Cost of shares redeemed	(27,630)	(44,829)	(38,486)	(41,017)

Change in net assets resulting from Class R5 capital transactions	(20,252)	(17,465)	(30,238)	(14,609)

Class R6
Proceeds from shares issued	163,543	1,192,857	206,893	1,282,006
Distributions reinvested	87,910	65,910	104,185	58,764
Cost of shares redeemed	(287,826)	(525,456)	(319,006)	(575,546)

Change in net assets resulting from Class R6 capital transactions	(36,373)	733,311	(7,928)	765,224

Total change in net assets resulting from capital transactions	$(55,895)	$745,936	$(38,457)	$789,602

SEE NOTES TO FINANCIAL STATEMENTS.

114	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2025 Fund		JPMorgan SmartRetirement® Blend 2030 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class I
Issued	27	93	35	174
Reinvested	40	31	40	22
Redeemed	(26)	(120)	(57)	(22)

Change in Class I Shares	41	4	18	174

Class R2
Issued	3	8	— (a)	14
Reinvested	2	2	— (a)	— (a)
Redeemed	(1)	(7)	(1)	(14)

Change in Class R2 Shares	4	3	(1)	— (a)

Class R3
Issued	303	520	219	588
Reinvested	76	60	95	57
Redeemed	(462)	(307)	(396)	(474)

Change in Class R3 Shares	(83)	273	(82)	171

Class R4
Issued	156	1,148	163	1,366
Reinvested	58	18	71	18
Redeemed	(139)	(198)	(176)	(231)

Change in Class R4 Shares	75	968	58	1,153

Class R5
Issued	202	1,051	205	957
Reinvested	99	111	103	101
Redeemed	(1,131)	(1,943)	(1,441)	(1,635)

Change in Class R5 Shares	(830)	(781)	(1,133)	(577)

Class R6
Issued	6,652	51,528	7,706	51,696
Reinvested	3,652	2,830	3,954	2,345
Redeemed	(11,669)	(22,582)	(11,814)	(22,979)

Change in Class R6 Shares	(1,365)	31,776	(154)	31,062

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$690	$1,980	$605	$1,326
Distributions reinvested	626	223	382	121
Cost of shares redeemed	(1,022)	(3,492)	(1,160)	(812)

Change in net assets resulting from Class I capital transactions	294	(1,289)	(173)	635

Class R2
Proceeds from shares issued	107	600	5	72
Distributions reinvested	2	7	1	1
Cost of shares redeemed	(779)	(84)	(17)	(90)

Change in net assets resulting from Class R2 capital transactions	(670)	523	(11)	(17)

Class R3
Proceeds from shares issued	2,593	9,201	2,377	11,027
Distributions reinvested	1,643	537	1,585	470
Cost of shares redeemed	(5,154)	(4,953)	(7,926)	(3,745)

Change in net assets resulting from Class R3 capital transactions	(918)	4,785	(3,964)	7,752

Class R4
Proceeds from shares issued	5,205	31,914	3,785	27,596
Distributions reinvested	1,968	331	1,678	275
Cost of shares redeemed	(1,776)	(6,432)	(3,115)	(5,100)

Change in net assets resulting from Class R4 capital transactions	5,397	25,813	2,348	22,771

Class R5
Proceeds from shares issued	5,719	15,680	4,263	15,227
Distributions reinvested	2,118	1,281	2,066	904
Cost of shares redeemed	(36,188)	(25,076)	(24,026)	(21,996)

Change in net assets resulting from Class R5 capital transactions	(28,351)	(8,115)	(17,697)	(5,865)

Class R6
Proceeds from shares issued	200,723	1,228,224	198,394	1,045,299
Distributions reinvested	104,483	38,048	97,186	31,917
Cost of shares redeemed	(258,739)	(448,072)	(244,184)	(481,888)

Change in net assets resulting from Class R6 capital transactions	46,467	818,200	51,396	595,328

Total change in net assets resulting from capital transactions	$22,219	$839,917	$31,899	$620,604

SEE NOTES TO FINANCIAL STATEMENTS.

116	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2035 Fund		JPMorgan SmartRetirement® Blend 2040 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class I
Issued	22	73	20	47
Reinvested	22	9	13	4
Redeemed	(33)	(127)	(37)	(30)

Change in Class I Shares	11	(45)	(4)	21

Class R2
Issued	4	25	1	2
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	(26)	(3)	(1)	(3)

Change in Class R2 Shares	(22)	22	— (a)	(1)

Class R3
Issued	89	358	77	426
Reinvested	57	20	53	17
Redeemed	(174)	(190)	(256)	(141)

Change in Class R3 Shares	(28)	188	(126)	302

Class R4
Issued	178	1,116	123	924
Reinvested	69	12	56	10
Redeemed	(61)	(264)	(102)	(208)

Change in Class R4 Shares	186	864	77	726

Class R5
Issued	195	594	139	552
Reinvested	74	48	69	33
Redeemed	(1,243)	(961)	(785)	(813)

Change in Class R5 Shares	(974)	(319)	(577)	(228)

Class R6
Issued	6,876	46,557	6,501	38,396
Reinvested	3,644	1,408	3,235	1,141
Redeemed	(8,806)	(16,752)	(7,934)	(17,410)

Change in Class R6 Shares	1,714	31,213	1,802	22,127

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$833	$2,623	$408	$1,063
Distributions reinvested	384	115	195	64
Cost of shares redeemed	(523)	(576)	(692)	(851)

Change in net assets resulting from Class I capital transactions	694	2,162	(89)	276

Class R2
Proceeds from shares issued	—	15	3	101
Distributions reinvested	1	— (a)	— (a)	1
Cost of shares redeemed	(17)	(19)	(27)	(115)

Change in net assets resulting from Class R2 capital transactions	(16)	(4)	(24)	(13)

Class R3
Proceeds from shares issued	2,122	6,396	1,518	5,350
Distributions reinvested	895	237	466	149
Cost of shares redeemed	(2,623)	(3,250)	(4,028)	(2,252)

Change in net assets resulting from Class R3 capital transactions	394	3,383	(2,044)	3,247

Class R4
Proceeds from shares issued	4,379	18,578	3,388	20,543
Distributions reinvested	1,124	186	1,234	203
Cost of shares redeemed	(2,355)	(4,274)	(2,170)	(2,806)

Change in net assets resulting from Class R4 capital transactions	3,148	14,490	2,452	17,940

Class R5
Proceeds from shares issued	4,402	10,224	3,669	9,503
Distributions reinvested	1,311	720	1,248	615
Cost of shares redeemed	(20,813)	(21,719)	(17,008)	(14,398)

Change in net assets resulting from Class R5 capital transactions	(15,100)	(10,775)	(12,091)	(4,280)

Class R6
Proceeds from shares issued	168,414	859,668	149,423	640,331
Distributions reinvested	71,514	23,274	55,923	18,185
Cost of shares redeemed	(171,528)	(347,893)	(155,654)	(301,073)

Change in net assets resulting from Class R6 capital transactions	68,400	535,049	49,692	357,443

Total change in net assets resulting from capital transactions	$57,520	$544,305	$37,896	$374,613

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

118	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2045 Fund		JPMorgan SmartRetirement® Blend 2050 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class I
Issued	26	90	12	39
Reinvested	12	4	6	2
Redeemed	(17)	(21)	(22)	(31)

Change in Class I Shares	21	73	(4)	10

Class R2
Issued	—	1	1	4
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	— (a)	(1)	(1)	(4)

Change in Class R2 Shares	— (a)	— (a)	— (a)	— (a)

Class R3
Issued	68	234	48	207
Reinvested	29	9	15	5
Redeemed	(83)	(116)	(127)	(81)

Change in Class R3 Shares	14	127	(64)	131

Class R4
Issued	140	607	108	671
Reinvested	36	6	40	7
Redeemed	(75)	(169)	(69)	(110)

Change in Class R4 Shares	101	444	79	568

Class R5
Issued	141	371	117	347
Reinvested	42	26	40	22
Redeemed	(662)	(783)	(539)	(520)

Change in Class R5 Shares	(479)	(386)	(382)	(151)

Class R6
Issued	5,358	31,133	4,766	23,221
Reinvested	2,300	816	1,803	641
Redeemed	(5,413)	(12,368)	(4,917)	(10,702)

Change in Class R6 Shares	2,245	19,581	1,652	13,160

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	119

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$273	$1,009	$136	$252
Distributions reinvested	140	41	24	6
Cost of shares redeemed	(307)	(442)	(50)	(72)

Change in net assets resulting from Class I capital transactions	106	608	110	186

Class R2
Proceeds from shares issued	2	145	4	8
Distributions reinvested	1	1	1	— (a)
Cost of shares redeemed	(18)	(183)	(15)	(9)

Change in net assets resulting from Class R2 capital transactions	(15)	(37)	(10)	(1)

Class R3
Proceeds from shares issued	942	4,017	510	1,541
Distributions reinvested	146	56	80	26
Cost of shares redeemed	(3,135)	(1,634)	(934)	(725)

Change in net assets resulting from Class R3 capital transactions	(2,047)	2,439	(344)	842

Class R4
Proceeds from shares issued	2,365	9,595	1,155	238
Distributions reinvested	623	108	28	4
Cost of shares redeemed	(2,095)	(1,500)	(168)	(224)

Change in net assets resulting from Class R4 capital transactions	893	8,203	1,015	18

Class R5
Proceeds from shares issued	3,283	8,577	1,171	3,590
Distributions reinvested	959	436	257	98
Cost of shares redeemed	(12,267)	(11,806)	(2,252)	(1,830)

Change in net assets resulting from Class R5 capital transactions	(8,025)	(2,793)	(824)	1,858

Class R6
Proceeds from shares issued	103,985	353,892	55,671	132,210
Distributions reinvested	30,329	9,334	8,224	2,501
Cost of shares redeemed	(91,117)	(186,247)	(29,155)	(53,808)

Change in net assets resulting from Class R6 capital transactions	43,197	176,979	34,740	80,903

Total change in net assets resulting from capital transactions	$34,109	$185,399	$34,687	$83,806

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

120	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	JPMorgan SmartRetirement® Blend 2055 Fund		JPMorgan SmartRetirement® Blend 2060 Fund
	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021	Six Months Ended December 31, 2021 (Unaudited)	Year Ended June 30, 2021
SHARE TRANSACTIONS:
Class I
Issued	9	37	5	12
Reinvested	5	1	1	—	(a)
Redeemed	(10)	(16)	(2)	(3)

Change in Class I Shares	4	22	4	9

Class R2
Issued	— (a)	5	— (a)	—	(a)
Reinvested	— (a)	— (a)	— (a)	—	(a)
Redeemed	— (a)	(6)	(1)	—	(a)

Change in Class R2 Shares	— (a)	(1)	(1)	—	(a)

Class R3
Issued	30	154	21	71
Reinvested	5	2	3	1
Redeemed	(99)	(58)	(38)	(32)

Change in Class R3 Shares	(64)	98	(14)	40

Class R4
Issued	77	318	49	12
Reinvested	20	4	1	—	(a)
Redeemed	(68)	(57)	(7)	(12)

Change in Class R4 Shares	29	265	43	—	(a)

Class R5
Issued	105	314	48	169
Reinvested	31	16	11	5
Redeemed	(392)	(435)	(93)	(87)

Change in Class R5 Shares	(256)	(105)	(34)	87

Class R6
Issued	3,338	12,900	2,310	6,189
Reinvested	985	331	344	114
Redeemed	(2,906)	(6,683)	(1,206)	(2,488)

Change in Class R6 Shares	1,417	6,548	1,448	3,815

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend Income Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$19.48	$0.21		$0.16	$0.37	$(0.23)	$(0.55)	$(0.78)
Year Ended June 30, 2021	17.65	0.33		2.28	2.61	(0.34)	(0.44)	(0.78)
Year Ended June 30, 2020	17.52	0.42		0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.53	0.45		0.49	0.94	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2018	17.25	0.42		0.29	0.71	(0.43)	—	(0.43)
Year Ended June 30, 2017	16.50	0.37	(h)	0.72	1.09	(0.34)	—	(0.34)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	19.47	0.13		0.19	0.32	(0.13)	(0.55)	(0.68)
Year Ended June 30, 2021	17.64	0.24		2.28	2.52	(0.25)	(0.44)	(0.69)
Year Ended June 30, 2020	17.51	0.34		0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39		0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34		0.28	0.62	(0.34)	—	(0.34)
Year Ended June 30, 2017	16.50	0.29	(h)	0.72	1.01	(0.26)	—	(0.26)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	19.47	0.18		0.16	0.34	(0.20)	(0.55)	(0.75)
Year Ended June 30, 2021	17.64	0.28		2.28	2.56	(0.29)	(0.44)	(0.73)
Year Ended June 30, 2020	17.52	0.35		0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43		0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31		0.35	0.66	(0.36)	—	(0.36)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	19.48	0.21		0.16	0.37	(0.23)	(0.55)	(0.78)
Year Ended June 30, 2021	17.65	0.47		2.15	2.62	(0.35)	(0.44)	(0.79)
Year Ended June 30, 2020	17.52	0.42		0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49		0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46		0.25	0.71	(0.43)	—	(0.43)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	19.48	0.22		0.15	0.37	(0.24)	(0.55)	(0.79)
Year Ended June 30, 2021	17.64	0.35		2.30	2.65	(0.37)	(0.44)	(0.81)
Year Ended June 30, 2020	17.51	0.45		0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50		0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50		0.23	0.73	(0.46)	—	(0.46)
Year Ended June 30, 2017	16.50	0.40	(h)	0.73	1.13	(0.37)	—	(0.37)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	19.49	0.23		0.16	0.39	(0.25)	(0.55)	(0.80)
Year Ended June 30, 2021	17.65	0.39		2.28	2.67	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2020	17.52	0.47		0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52		0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48		0.27	0.75	(0.47)	—	(0.47)
Year Ended June 30, 2017	16.51	0.44	(h)	0.70	1.14	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$19.07	1.92%	$5,332	0.28%	2.14%		0.51%	20%
19.48	14.98	6,243	0.27	1.75		0.56	116
17.65	3.19	5,745	0.28	2.41		0.66	66
17.52	5.67	7,450	0.27	2.62		0.65	57
17.53	4.09	13,663	0.28	2.37		0.70	51
17.25	6.70	14,965	0.29	2.19	(h)	0.90	35

19.11	1.65	20	0.78	1.33		1.04	20
19.47	14.42	56	0.77	1.25		1.06	116
17.64	2.68	49	0.78	1.93		2.67	66
17.51	5.13	48	0.77	2.28		1.16	57
17.53	3.57	46	0.78	1.90		1.47	51
17.25	6.18	44	0.79	1.73	(h)	2.06	35

19.06	1.78	7,555	0.53	1.84		0.76	20
19.47	14.71	9,146	0.52	1.51		0.79	116
17.64	2.91	6,778	0.53	2.01		0.87	66
17.52	5.38	566	0.52	2.51		0.91	57
17.54	3.81	598	0.52	1.72		0.92	51
17.24	0.25	20	0.55	4.09	(h)	0.99	35

19.07	1.92	14,198	0.28	2.16		0.51	20
19.48	15.01	13,511	0.27	2.47		0.54	116
17.65	3.18	1,705	0.28	2.40		0.63	66
17.52	5.66	2,290	0.27	2.86		0.65	57
17.52	4.10	4,716	0.28	2.61		0.67	51
17.24	0.28	20	0.30	4.35	(h)	0.74	35

19.06	1.94	17,141	0.13	2.24		0.36	20
19.48	15.21	21,633	0.12	1.88		0.40	116
17.64	3.35	25,547	0.13	2.56		0.48	66
17.51	5.80	62,732	0.12	2.88		0.50	57
17.53	4.21	83,274	0.13	2.80		0.53	51
17.26	6.94	28,747	0.13	2.35	(h)	0.69	35

19.08	2.05	658,930	0.03	2.37		0.26	20
19.49	15.32	712,820	0.02	2.04		0.29	116
17.65	3.46	450,928	0.03	2.69		0.38	66
17.52	5.90	351,885	0.02	3.00		0.40	57
17.54	4.35	284,279	0.03	2.71		0.44	51
17.26	6.97	155,019	0.04	2.59	(h)	0.60	35

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$21.93	$0.24		$0.18		$0.42	$(0.26)	$(0.80)	$(1.06)
Year Ended June 30, 2021	19.70	0.37		2.71		3.08	(0.38)	(0.47)	(0.85)
Year Ended June 30, 2020	19.53	0.47		0.19		0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.63	0.50		0.53		1.03	(0.51)	(0.62)	(1.13)
Year Ended June 30, 2018	19.09	0.48		0.53		1.01	(0.47)	—	(0.47)
Year Ended June 30, 2017	17.89	0.41	(h)	1.19		1.60	(0.40)	—	(0.40)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	21.96	0.17		0.20		0.37	(0.19)	(0.80)	(0.99)
Year Ended June 30, 2021	19.74	0.27		2.70		2.97	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2020	19.52	0.32		0.25		0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46		0.47		0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38		0.54		0.92	(0.38)	—	(0.38)
Year Ended June 30, 2017	17.89	0.32	(h)	1.20		1.52	(0.31)	—	(0.31)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	21.90	0.21		0.18		0.39	(0.23)	(0.80)	(1.03)
Year Ended June 30, 2021	19.68	0.32		2.70		3.02	(0.33)	(0.47)	(0.80)
Year Ended June 30, 2020	19.51	0.41		0.20		0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58		0.40		0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45		0.52		0.97	(0.43)	—	(0.43)
May 31, 2017 (i) through June 30, 2017	19.12	0.08	(h)	—	(j)	0.08	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	21.94	0.24		0.19		0.43	(0.26)	(0.80)	(1.06)
Year Ended June 30, 2021	19.72	0.45		2.63		3.08	(0.39)	(0.47)	(0.86)
Year Ended June 30, 2020	19.55	0.47		0.19		0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56		0.47		1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53		0.49		1.02	(0.48)	—	(0.48)
May 31, 2017 (i) through June 30, 2017	19.12	0.08	(h)	—	(j)	0.08	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	21.94	0.24		0.19		0.43	(0.27)	(0.80)	(1.07)
Year Ended June 30, 2021	19.71	0.40		2.72		3.12	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2020	19.54	0.50		0.19		0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55		0.51		1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58		0.47		1.05	(0.51)	—	(0.51)
Year Ended June 30, 2017	17.90	0.44	(h)	1.19		1.63	(0.43)	—	(0.43)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	21.94	0.26		0.18		0.44	(0.28)	(0.80)	(1.08)
Year Ended June 30, 2021	19.72	0.44		2.69		3.13	(0.44)	(0.47)	(0.91)
Year Ended June 30, 2020	19.55	0.53		0.18		0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58		0.51		1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54		0.52		1.06	(0.52)	—	(0.52)
Year Ended June 30, 2017	17.90	0.49	(h)	1.16		1.65	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

124	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$21.29	1.91%	$10,389	0.28%	2.16%		0.50%	22%
21.93	15.85	10,270	0.27	1.73		0.53	127
19.70	3.43	12,068	0.27	2.38		0.61	58
19.53	5.66	17,098	0.28	2.61		0.62	33
19.63	5.32	26,229	0.30	2.41		0.64	55
19.09	9.05	24,528	0.31	2.24	(h)	0.71	33

21.34	1.68	20	0.78	1.50		1.05	22
21.96	15.21	29	0.77	1.25		1.06	127
19.74	2.95	26	0.77	1.64		1.48	58
19.52	5.12	71	0.78	2.40		1.19	33
19.64	4.79	24	0.80	1.90		1.42	55
19.10	8.57	23	0.81	1.73	(h)	1.88	33

21.26	1.78	34,653	0.53	1.88		0.75	22
21.90	15.53	38,449	0.52	1.50		0.78	127
19.68	3.17	36,312	0.52	2.12		0.86	58
19.51	5.42	30,988	0.52	3.03		0.87	33
19.62	5.07	2,387	0.53	2.23		0.89	55
19.08	0.39	20	0.57	4.85	(h)	0.89	33

21.31	1.96	16,953	0.28	2.15		0.50	22
21.94	15.80	16,644	0.27	2.14		0.54	127
19.72	3.44	5,461	0.27	2.41		0.61	58
19.55	5.67	4,631	0.28	2.88		0.63	33
19.62	5.32	10,857	0.29	2.66		0.64	55
19.08	0.41	20	0.31	5.11	(h)	0.63	33

21.30	1.98	19,616	0.13	2.19		0.35	22
21.94	16.01	34,438	0.12	1.88		0.38	127
19.71	3.58	41,625	0.12	2.53		0.46	58
19.54	5.83	182,770	0.13	2.84		0.47	33
19.64	5.49	214,924	0.14	2.95		0.49	55
19.10	9.22	51,332	0.14	2.39	(h)	0.51	33

21.30	2.04	1,221,650	0.03	2.37		0.25	22
21.94	16.07	1,360,729	0.02	2.05		0.27	127
19.72	3.70	852,403	0.02	2.68		0.36	58
19.55	5.99	618,142	0.03	2.99		0.37	33
19.64	5.57	492,601	0.05	2.74		0.39	55
19.10	9.31	295,437	0.06	2.62	(h)	0.43	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$24.44	$0.28		$0.36	$0.64	$(0.30)	$(0.74)	$(1.04)
Year Ended June 30, 2021	20.88	0.39		3.98	4.37	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.85	0.45		0.10	0.55	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.77	0.51		0.63	1.14	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	20.00	0.47		0.78	1.25	(0.48)	—	(0.48)
Year Ended June 30, 2017	18.42	0.41	(h)	1.58	1.99	(0.41)	—	(0.41)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	24.43	0.21		0.36	0.57	(0.24)	(0.74)	(0.98)
Year Ended June 30, 2021	20.88	0.27		3.97	4.24	(0.28)	(0.41)	(0.69)
Year Ended June 30, 2020	20.84	0.34		0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43		0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43		0.71	1.14	(0.38)	—	(0.38)
Year Ended June 30, 2017	18.42	0.32	(h)	1.57	1.89	(0.31)	—	(0.31)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	24.40	0.24		0.37	0.61	(0.27)	(0.74)	(1.01)
Year Ended June 30, 2021	20.86	0.33		3.96	4.29	(0.34)	(0.41)	(0.75)
Year Ended June 30, 2020	20.82	0.38		0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61		0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46		0.73	1.19	(0.44)	—	(0.44)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	24.46	0.28		0.36	0.64	(0.30)	(0.74)	(1.04)
Year Ended June 30, 2021	20.91	0.48		3.88	4.36	(0.40)	(0.41)	(0.81)
Year Ended June 30, 2020	20.87	0.45		0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55		0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53		0.72	1.25	(0.49)	—	(0.49)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	24.45	0.28		0.38	0.66	(0.32)	(0.74)	(1.06)
Year Ended June 30, 2021	20.89	0.41		3.99	4.40	(0.43)	(0.41)	(0.84)
Year Ended June 30, 2020	20.86	0.48		0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56		0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58		0.71	1.29	(0.52)	—	(0.52)
Year Ended June 30, 2017	18.43	0.44	(h)	1.58	2.02	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	24.46	0.30		0.37	0.67	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2021	20.90	0.46		3.96	4.42	(0.45)	(0.41)	(0.86)
Year Ended June 30, 2020	20.86	0.51		0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59		0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56		0.75	1.31	(0.54)	—	(0.54)
Year Ended June 30, 2017	18.43	0.50	(h)	1.54	2.04	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

126	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$24.04	2.66%	$23,047	0.30%	2.23%		0.49%	20%
24.44	21.19	22,423	0.29	1.67		0.53	107
20.88	2.67	19,084	0.30	2.15		0.61	61
20.85	5.89	18,384	0.29	2.52		0.62	25
20.77	6.27	23,668	0.31	2.27		0.64	57
20.00	10.90	25,138	0.32	2.16	(h)	0.74	21

24.02	2.37	1,307	0.80	1.73		1.00	20
24.43	20.54	1,230	0.79	1.18		1.03	107
20.88	2.21	980	0.80	1.64		1.12	61
20.84	5.38	958	0.79	2.10		1.12	25
20.76	5.72	816	0.80	2.02		1.14	57
20.00	10.35	23	0.82	1.65	(h)	1.89	21

24.00	2.53	45,089	0.55	1.91		0.75	20
24.40	20.82	47,880	0.54	1.43		0.78	107
20.86	2.46	35,243	0.55	1.83		0.86	61
20.82	5.64	23,836	0.54	3.01		0.87	25
20.75	5.94	1,925	0.54	2.20		0.87	57
20.00	0.55	20	0.58	5.34	(h)	0.94	21

24.06	2.66	33,612	0.30	2.22		0.49	20
24.46	21.14	32,349	0.29	2.07		0.53	107
20.91	2.71	7,401	0.30	2.13		0.61	61
20.87	5.90	7,896	0.29	2.71		0.62	25
20.76	6.23	18,420	0.30	2.54		0.63	57
20.00	0.57	20	0.33	5.60	(h)	0.69	21

24.05	2.73	51,278	0.15	2.27		0.34	20
24.45	21.35	72,428	0.14	1.79		0.38	107
20.89	2.82	78,200	0.15	2.29		0.46	61
20.86	6.05	196,513	0.14	2.74		0.47	25
20.78	6.45	197,524	0.16	2.76		0.48	57
20.01	11.07	55,476	0.16	2.31	(h)	0.53	21

24.06	2.79	2,051,063	0.05	2.45		0.24	20
24.46	21.46	2,118,605	0.04	1.99		0.27	107
20.90	2.98	1,146,307	0.05	2.43		0.36	61
20.86	6.15	865,881	0.04	2.88		0.37	25
20.78	6.54	627,031	0.06	2.67		0.38	57
20.01	11.16	274,383	0.07	2.57	(h)	0.44	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$26.66	$0.31		$0.55	$0.86	$(0.34)	$(0.82)	$(1.16)
Year Ended June 30, 2021	21.81	0.40		5.12	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.85	0.42		0.06	0.48	(0.41)	(0.11)	(0.52)
Year Ended June 30, 2019	21.89	0.50		0.66	1.16	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2018	20.86	0.48		1.05	1.53	(0.50)	—	(0.50)
Year Ended June 30, 2017	18.88	0.41	(h)	1.98	2.39	(0.41)	—	(0.41)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	26.76	0.20		0.59	0.79	(0.26)	(0.82)	(1.08)
Year Ended June 30, 2021	21.87	0.27		5.14	5.41	(0.26)	(0.26)	(0.52)
Year Ended June 30, 2020	21.86	0.07		0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41		0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37		1.05	1.42	(0.39)	—	(0.39)
Year Ended June 30, 2017	18.89	0.31	(h)	1.98	2.29	(0.31)	—	(0.31)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	26.59	0.26		0.56	0.82	(0.31)	(0.82)	(1.13)
Year Ended June 30, 2021	21.75	0.34		5.10	5.44	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2020	21.81	0.35		0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58		0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50		0.97	1.47	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	26.67	0.30		0.56	0.86	(0.34)	(0.82)	(1.16)
Year Ended June 30, 2021	21.82	0.51		5.01	5.52	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2020	21.88	0.42		0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56		0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53		1.00	1.53	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	26.66	0.30		0.57	0.87	(0.36)	(0.82)	(1.18)
Year Ended June 30, 2021	21.80	0.42		5.14	5.56	(0.44)	(0.26)	(0.70)
Year Ended June 30, 2020	21.86	0.46		0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55		0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60		0.96	1.56	(0.53)	—	(0.53)
Year Ended June 30, 2017	18.89	0.45	(h)	1.97	2.42	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	26.67	0.33		0.56	0.89	(0.38)	(0.82)	(1.20)
Year Ended June 30, 2021	21.81	0.48		5.11	5.59	(0.47)	(0.26)	(0.73)
Year Ended June 30, 2020	21.87	0.48		0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59		0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57		1.01	1.58	(0.55)	—	(0.55)
Year Ended June 30, 2017	18.90	0.51	(h)	1.93	2.44	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$26.36	3.28%	$25,182	0.32%	2.26%		0.49%	19%
26.66	25.56	24,992	0.32	1.62		0.52	94
21.81	2.19	16,640	0.34	1.92		0.60	51
21.85	5.76	28,932	0.32	2.35		0.62	17
21.89	7.32	32,534	0.33	2.17		0.64	54
20.86	12.77	28,168	0.33	2.07	(h)	0.73	22

26.47	3.00	36	0.82	1.47		1.02	19
26.76	24.95	44	0.82	1.10		1.05	94
21.87	1.64	37	0.83	0.30		1.21	51
21.86	5.24	591	0.82	1.93		1.13	17
21.90	6.78	25	0.83	1.66		1.39	54
20.87	12.20	23	0.83	1.56	(h)	1.88	22

26.28	3.12	61,728	0.57	1.93		0.74	19
26.59	25.27	64,653	0.57	1.36		0.77	94
21.75	1.89	49,156	0.59	1.62		0.85	51
21.81	5.50	26,950	0.57	2.73		0.87	17
21.87	7.05	5,862	0.57	2.26		0.88	54
20.85	0.61	20	0.59	5.80	(h)	0.89	22

26.37	3.27	43,917	0.32	2.24		0.49	19
26.67	25.57	42,877	0.32	2.04		0.52	94
21.82	2.14	9,940	0.34	1.93		0.60	51
21.88	5.75	9,072	0.32	2.62		0.62	17
21.88	7.33	26,233	0.33	2.39		0.63	54
20.85	0.63	20	0.33	6.06	(h)	0.64	22

26.35	3.31	56,759	0.17	2.22		0.34	19
26.66	25.79	87,630	0.17	1.72		0.37	94
21.80	2.29	84,230	0.19	2.11		0.45	51
21.86	5.93	236,899	0.17	2.57		0.47	17
21.90	7.50	251,868	0.18	2.71		0.48	54
20.87	12.94	67,784	0.17	2.24	(h)	0.52	22

26.36	3.37	2,379,890	0.07	2.46		0.24	19
26.67	25.90	2,411,541	0.06	1.93		0.27	94
21.81	2.40	1,294,750	0.09	2.22		0.35	51
21.87	6.03	880,234	0.07	2.76		0.37	17
21.91	7.58	593,600	0.08	2.56		0.38	54
20.88	13.03	290,131	0.08	2.54	(h)	0.44	22

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$28.89	$0.36		$0.79	$1.15	$(0.42)	$(0.93)	$(1.35)
Year Ended June 30, 2021	22.56	0.45		6.37	6.82	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2020	22.80	0.40		(0.13)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.48		0.72	1.20	(0.50)	(0.68)	(1.18)
Year Ended June 30, 2018	21.54	0.48		1.26	1.74	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.28	0.42	(h)	2.25	2.67	(0.41)	—	(0.41)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	28.90	0.10		0.97	1.07	(0.05)	(0.93)	(0.98)
Year Ended June 30, 2021	22.58	0.37		6.32	6.69	(0.35)	(0.02)	(0.37)
Year Ended June 30, 2020	22.78	0.22		(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42		0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36		1.27	1.63	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.28	0.31	(h)	2.27	2.58	(0.31)	—	(0.31)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	28.84	0.32		0.78	1.10	(0.38)	(0.93)	(1.31)
Year Ended June 30, 2021	22.53	0.40		6.34	6.74	(0.41)	(0.02)	(0.43)
Year Ended June 30, 2020	22.77	0.33		(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62		0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44		1.24	1.68	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.52	0.11	(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	28.91	0.37		0.78	1.15	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.59	0.62		6.20	6.82	(0.48)	(0.02)	(0.50)
Year Ended June 30, 2020	22.83	0.41		(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56		0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54		1.20	1.74	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	21.52	0.12	(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	28.91	0.35		0.82	1.17	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2021	22.58	0.49		6.37	6.86	(0.51)	(0.02)	(0.53)
Year Ended June 30, 2020	22.82	0.46		(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55		0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60		1.18	1.78	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.29	0.45	(h)	2.27	2.72	(0.45)	—	(0.45)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	28.92	0.39		0.78	1.17	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2021	22.58	0.56		6.33	6.89	(0.53)	(0.02)	(0.55)
Year Ended June 30, 2020	22.82	0.48		(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58		0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57		1.23	1.80	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.29	0.51	(h)	2.22	2.73	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$28.69	4.04%	$13,811	0.29%	2.44%		0.50%	13%
28.89	30.42	13,615	0.30	1.74		0.53	50
22.56	1.14	11,645	0.36	1.77		0.62	55
22.80	5.73	12,979	0.35	2.16		0.63	16
22.78	8.09	16,393	0.34	2.08		0.65	52
21.54	13.99	14,353	0.34	2.05	(h)	0.80	24

28.99	3.76	27	0.79	0.68		1.00	13
28.90	29.78	673	0.79	1.36		1.00	50
22.58	0.62	32	0.86	0.98		1.52	55
22.78	5.20	73	0.85	1.90		1.19	16
22.79	7.55	25	0.85	1.56		1.40	52
21.55	13.48	23	0.84	1.52	(h)	1.91	24

28.63	3.88	39,444	0.54	2.14		0.74	13
28.84	30.07	40,550	0.55	1.51		0.77	50
22.53	0.89	27,429	0.61	1.49		0.86	55
22.77	5.47	14,104	0.60	2.81		0.88	16
22.77	7.79	808	0.59	1.91		0.88	52
21.54	0.69	20	0.60	6.15	(h)	0.94	24

28.71	4.04	43,350	0.29	2.50		0.49	13
28.91	30.37	38,286	0.31	2.36		0.53	50
22.59	1.14	10,389	0.36	1.81		0.61	55
22.83	5.74	11,118	0.35	2.52		0.62	16
22.78	8.09	22,824	0.35	2.32		0.64	52
21.54	0.71	20	0.35	6.40	(h)	0.69	24

28.71	4.11	39,628	0.14	2.37		0.34	13
28.91	30.59	68,066	0.16	1.87		0.38	50
22.58	1.30	60,357	0.21	2.00		0.46	55
22.82	5.89	143,007	0.20	2.45		0.47	16
22.80	8.26	149,445	0.20	2.60		0.49	52
21.56	14.21	45,299	0.18	2.19	(h)	0.57	24

28.71	4.13	2,263,655	0.04	2.67		0.24	13
28.92	30.76	2,230,329	0.05	2.11		0.27	50
22.58	1.41	1,036,805	0.11	2.11		0.36	55
22.82	5.99	776,195	0.10	2.61		0.37	16
22.80	8.35	537,095	0.09	2.47		0.39	52
21.56	14.31	218,257	0.09	2.49	(h)	0.47	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$30.22	$0.37		$0.95	$1.32	$(0.44)	$(1.00)	$(1.44)
Year Ended June 30, 2021	22.92	0.46		7.29	7.75	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.27	0.38		(0.25)	0.13	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	23.43	0.47		0.72	1.19	(0.49)	(0.86)	(1.35)
Year Ended June 30, 2018	21.99	0.47		1.48	1.95	(0.51)	—	(0.51)
Year Ended June 30, 2017	19.44	0.41	(h)	2.55	2.96	(0.41)	—	(0.41)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	30.25	0.22		1.02	1.24	(0.34)	(1.00)	(1.34)
Year Ended June 30, 2021	22.93	0.30		7.31	7.61	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.25	0.14		(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45		0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35		1.48	1.83	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.44	0.30	(h)	2.56	2.86	(0.31)	—	(0.31)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	30.13	0.32		0.96	1.28	(0.40)	(1.00)	(1.40)
Year Ended June 30, 2021	22.86	0.39		7.27	7.66	(0.39)	—	(0.39)
Year Ended June 30, 2020	23.24	0.29		(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63		0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43		1.46	1.89	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	30.21	0.38		0.94	1.32	(0.44)	(1.00)	(1.44)
Year Ended June 30, 2021	22.92	0.63		7.12	7.75	(0.46)	—	(0.46)
Year Ended June 30, 2020	23.29	0.38		(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55		0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54		1.41	1.95	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	30.21	0.38		0.97	1.35	(0.46)	(1.00)	(1.46)
Year Ended June 30, 2021	22.92	0.49		7.29	7.78	(0.49)	—	(0.49)
Year Ended June 30, 2020	23.28	0.43		(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54		0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62		1.37	1.99	(0.55)	—	(0.55)
Year Ended June 30, 2017	19.45	0.44	(h)	2.55	2.99	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	30.21	0.41		0.96	1.37	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2021	22.92	0.56		7.25	7.81	(0.52)	—	(0.52)
Year Ended June 30, 2020	23.29	0.44		(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58		0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56		1.45	2.01	(0.57)	—	(0.57)
Year Ended June 30, 2017	19.45	0.53	(h)	2.48	3.01	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

132	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$30.10	4.46%	$8,444	0.30%	2.41%		0.50%	13%
30.22	34.02	8,625	0.32	1.69		0.53	41
22.92	0.48	6,039	0.39	1.62		0.62	45
23.27	5.62	16,102	0.37	2.04		0.63	18
23.43	8.87	22,132	0.36	2.02		0.65	52
21.99	15.35	18,130	0.34	1.97	(h)	0.78	19

30.15	4.19	28	0.80	1.44		1.04	13
30.25	33.34	38	0.83	1.14		1.05	41
22.93	(0.01)	34	0.89	0.58		1.43	45
23.25	5.12	122	0.87	1.98		1.17	18
23.43	8.33	25	0.86	1.49		1.40	52
21.99	14.78	24	0.84	1.45	(h)	1.91	19

30.01	4.34	38,059	0.55	2.08		0.74	13
30.13	33.66	42,002	0.57	1.46		0.77	41
22.86	0.19	24,977	0.64	1.28		0.85	45
23.24	5.38	7,996	0.62	2.79		0.88	18
23.42	8.62	987	0.61	1.81		0.88	52
21.98	0.73	20	0.60	6.48	(h)	0.89	19

30.09	4.46	36,510	0.30	2.45		0.49	13
30.21	34.00	34,312	0.33	2.33		0.53	41
22.92	0.48	9,393	0.39	1.63		0.61	45
23.29	5.63	9,186	0.36	2.40		0.63	18
23.42	8.88	18,927	0.36	2.28		0.64	52
21.98	0.75	20	0.35	6.73	(h)	0.64	19

30.10	4.56	36,616	0.15	2.45		0.34	13
30.21	34.17	54,184	0.17	1.80		0.38	41
22.92	0.67	46,316	0.24	1.84		0.46	45
23.28	5.79	161,533	0.22	2.36		0.48	18
23.44	9.04	164,943	0.21	2.62		0.49	52
22.00	15.52	43,882	0.19	2.12	(h)	0.57	19

30.10	4.62	2,047,870	0.05	2.67		0.24	13
30.21	34.30	2,001,424	0.07	2.03		0.27	41
22.92	0.74	1,011,011	0.14	1.93		0.36	45
23.29	5.94	690,079	0.12	2.52		0.38	18
23.44	9.13	461,883	0.11	2.40		0.39	52
22.00	15.62	237,134	0.09	2.50	(h)	0.46	19

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$31.00	$0.39		$1.13	$1.52	$(0.47)	$(0.89)	$(1.36)
Year Ended June 30, 2021	22.97	0.45		8.02	8.47	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.43	0.36		(0.41)	(0.05)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.39	0.41		0.79	1.20	(0.48)	(0.68)	(1.16)
Year Ended June 30, 2018	21.92	0.46		1.51	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.38	0.41	(h)	2.54	2.95	(0.41)	—	(0.41)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	31.02	0.19		1.24	1.43	(0.35)	(0.89)	(1.24)
Year Ended June 30, 2021	22.98	0.30		8.03	8.33	(0.29)	—	(0.29)
Year Ended June 30, 2020	23.41	0.19		(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43		0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34		1.51	1.85	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.38	0.30	(h)	2.55	2.85	(0.30)	—	(0.30)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	30.93	0.34		1.13	1.47	(0.43)	(0.89)	(1.32)
Year Ended June 30, 2021	22.92	0.38		8.00	8.38	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.38	0.28		(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62		0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45		1.47	1.92	(0.46)	—	(0.46)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	31.00	0.40		1.12	1.52	(0.47)	(0.89)	(1.36)
Year Ended June 30, 2021	22.98	0.62		7.85	8.47	(0.45)	—	(0.45)
Year Ended June 30, 2020	23.43	0.36		(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54		0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54		1.43	1.97	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	31.02	0.37		1.16	1.53	(0.49)	(0.89)	(1.38)
Year Ended June 30, 2021	22.98	0.46		8.06	8.52	(0.48)	—	(0.48)
Year Ended June 30, 2020	23.43	0.41		(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53		0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60		1.41	2.01	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.39	0.44	(h)	2.54	2.98	(0.44)	—	(0.44)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	31.04	0.43		1.13	1.56	(0.51)	(0.89)	(1.40)
Year Ended June 30, 2021	23.00	0.55		8.00	8.55	(0.51)	—	(0.51)
Year Ended June 30, 2020	23.46	0.43		(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57		0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56		1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.40	0.54	(h)	2.47	3.01	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$31.16	4.96%	$11,730	0.32%	2.48%		0.50%	11%
31.00	37.07	10,992	0.34	1.63		0.53	36
22.97	(0.24)	6,487	0.41	1.56		0.62	56
23.43	5.58	7,330	0.38	1.80		0.64	21
23.39	9.01	13,361	0.36	1.97		0.67	49
21.92	15.33	12,838	0.34	1.99	(h)	0.90	17

31.21	4.66	21	0.82	1.18		1.04	11
31.02	36.37	36	0.84	1.08		1.05	36
22.98	(0.73)	28	0.91	0.83		1.57	56
23.41	5.08	52	0.88	1.88		1.23	21
23.39	8.42	26	0.86	1.47		1.42	49
21.93	14.81	24	0.84	1.46	(h)	1.99	17

31.08	4.81	23,955	0.57	2.17		0.74	11
30.93	36.74	23,407	0.59	1.37		0.77	36
22.92	(0.47)	14,447	0.66	1.21		0.86	56
23.38	5.31	5,652	0.63	2.74		0.91	21
23.37	8.75	369	0.62	1.89		0.90	49
21.91	0.72	20	0.60	6.56	(h)	0.94	17

31.16	4.96	26,609	0.32	2.51		0.49	11
31.00	37.04	23,361	0.35	2.25		0.53	36
22.98	(0.20)	7,088	0.41	1.56		0.61	56
23.43	5.61	7,840	0.38	2.37		0.64	21
23.37	8.98	12,209	0.36	2.27		0.65	49
21.91	0.75	20	0.35	6.82	(h)	0.69	17

31.17	5.00	27,791	0.17	2.33		0.35	11
31.02	37.29	42,522	0.20	1.69		0.38	36
22.98	(0.05)	40,370	0.26	1.75		0.46	56
23.43	5.72	105,708	0.23	2.32		0.49	21
23.40	9.19	105,034	0.21	2.54		0.50	49
21.93	15.49	30,788	0.19	2.14	(h)	0.66	17

31.20	5.09	1,662,183	0.07	2.69		0.24	11
31.04	37.40	1,584,255	0.09	1.98		0.27	36
23.00	0.02	723,411	0.16	1.85		0.36	56
23.46	5.87	564,943	0.13	2.49		0.39	21
23.42	9.27	379,003	0.11	2.37		0.41	49
21.95	15.65	149,787	0.09	2.56	(h)	0.54	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$31.00	$0.38		$1.14	$1.52		$(0.47)	$(0.92)	$(1.39)
Year Ended June 30, 2021	22.96	0.44		8.04	8.48		(0.44)	—	(0.44)
Year Ended June 30, 2020	23.37	0.36		(0.36)	—	(h)	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2019	23.40	0.40		0.79	1.19		(0.47)	(0.75)	(1.22)
Year Ended June 30, 2018	21.93	0.47		1.50	1.97		(0.50)	—	(0.50)
Year Ended June 30, 2017	19.37	0.41	(i)	2.55	2.96		(0.40)	—	(0.40)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	30.99	0.20		1.23	1.43		(0.35)	(0.92)	(1.27)
Year Ended June 30, 2021	22.95	0.28		8.05	8.33		(0.29)	—	(0.29)
Year Ended June 30, 2020	23.34	0.16		(0.28)	(0.12)		(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44		0.64	1.08		(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34		1.51	1.85		(0.38)	—	(0.38)
Year Ended June 30, 2017	19.38	0.30	(i)	2.55	2.85		(0.30)	—	(0.30)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	30.93	0.32		1.16	1.48		(0.43)	(0.92)	(1.35)
Year Ended June 30, 2021	22.92	0.38		8.00	8.38		(0.37)	—	(0.37)
Year Ended June 30, 2020	23.35	0.28		(0.33)	(0.05)		(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54		0.60	1.14		(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41		1.50	1.91		(0.44)	—	(0.44)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(i)	0.04	0.16		(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	30.97	0.39		1.13	1.52		(0.47)	(0.92)	(1.39)
Year Ended June 30, 2021	22.95	0.64		7.83	8.47		(0.45)	—	(0.45)
Year Ended June 30, 2020	23.38	0.36		(0.36)	—	(h)	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53		0.67	1.20		(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53		1.44	1.97		(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(i)	0.04	0.16		(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	30.97	0.37		1.17	1.54		(0.49)	(0.92)	(1.41)
Year Ended June 30, 2021	22.94	0.47		8.04	8.51		(0.48)	—	(0.48)
Year Ended June 30, 2020	23.37	0.41		(0.38)	0.03		(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53		0.70	1.23		(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63		1.37	2.00		(0.54)	—	(0.54)
Year Ended June 30, 2017	19.38	0.43	(i)	2.56	2.99		(0.43)	—	(0.43)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	30.99	0.43		1.13	1.56		(0.51)	(0.92)	(1.43)
Year Ended June 30, 2021	22.96	0.55		7.99	8.54		(0.51)	—	(0.51)
Year Ended June 30, 2020	23.38	0.42		(0.35)	0.07		(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57		0.68	1.25		(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56		1.47	2.03		(0.56)	—	(0.56)
Year Ended June 30, 2017	19.39	0.54	(i)	2.47	3.01		(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$31.13	4.95%	$4,530	0.32%	2.42%		0.50%	12%
31.00	37.14	4,604	0.34	1.61		0.55	35
22.96	(0.03)	3,183	0.41	1.51		0.64	46
23.37	5.60	7,583	0.37	1.72		0.66	21
23.40	9.00	16,339	0.36	2.00		0.70	50
21.93	15.43	13,338	0.34	1.99	(i)	0.96	17

31.15	4.67	23	0.82	1.24		1.03	12
30.99	36.45	46	0.85	1.05		1.06	35
22.95	(0.54)	31	0.91	0.69		1.60	46
23.34	5.12	77	0.88	1.95		1.22	21
23.40	8.46	25	0.86	1.46		1.45	50
21.93	14.80	24	0.84	1.44	(i)	2.05	17

31.06	4.82	13,590	0.57	2.04		0.75	12
30.93	36.76	15,505	0.59	1.38		0.78	35
22.92	(0.26)	8,489	0.66	1.24		0.87	46
23.35	5.37	3,040	0.63	2.41		0.94	21
23.39	8.74	444	0.62	1.72		0.92	50
21.92	0.73	20	0.60	6.57	(i)	0.92	17

31.10	4.95	28,794	0.32	2.48		0.50	12
30.97	37.11	26,235	0.34	2.31		0.53	35
22.95	(0.03)	6,401	0.41	1.55		0.62	46
23.38	5.62	5,910	0.38	2.32		0.65	21
23.39	9.01	10,425	0.36	2.25		0.68	50
21.92	0.75	20	0.35	6.82	(i)	0.67	17

31.10	5.02	26,061	0.17	2.34		0.35	12
30.97	37.33	37,779	0.19	1.73		0.38	35
22.94	0.11	31,456	0.26	1.74		0.47	46
23.37	5.80	99,930	0.23	2.33		0.50	21
23.40	9.13	94,636	0.21	2.66		0.52	50
21.94	15.58	20,970	0.19	2.10	(i)	0.72	17

31.12	5.08	1,268,599	0.07	2.68		0.25	12
30.99	37.43	1,211,998	0.09	1.96		0.27	35
22.96	0.27	595,698	0.16	1.82		0.37	46
23.38	5.85	397,215	0.13	2.50		0.41	21
23.42	9.26	246,132	0.11	2.39		0.44	50
21.95	15.69	118,550	0.09	2.57	(i)	0.58	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$30.75	$0.39		$1.11	$1.50	$(0.46)	$(0.93)	$(1.39)
Year Ended June 30, 2021	22.77	0.46		7.95	8.41	(0.43)	—	(0.43)
Year Ended June 30, 2020	23.18	0.36		(0.39)	(0.03)	(0.34)	(0.04)	(0.38)
Year Ended June 30, 2019	23.01	0.39		0.80	1.19	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.58	0.46		1.46	1.92	(0.49)	— (h)	(0.49)
Year Ended June 30, 2017	19.09	0.41	(i)	2.48	2.89	(0.40)	—	(0.40)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	30.76	0.20		1.22	1.42	(0.35)	(0.93)	(1.28)
Year Ended June 30, 2021	22.77	0.28		7.99	8.27	(0.28)	—	(0.28)
Year Ended June 30, 2020	23.16	0.16		(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44		0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34		1.46	1.80	(0.37)	— (h)	(0.37)
Year Ended June 30, 2017	19.09	0.30	(i)	2.49	2.79	(0.30)	—	(0.30)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	30.66	0.28		1.18	1.46	(0.42)	(0.93)	(1.35)
Year Ended June 30, 2021	22.71	0.39		7.93	8.32	(0.37)	—	(0.37)
Year Ended June 30, 2020	23.14	0.31		(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62		0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42		1.43	1.85	(0.43)	— (h)	(0.43)
May 31, 2017 (j) through June 30, 2017	21.54	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	30.72	0.39		1.10	1.49	(0.46)	(0.93)	(1.39)
Year Ended June 30, 2021	22.75	0.60		7.81	8.41	(0.44)	—	(0.44)
Year Ended June 30, 2020	23.17	0.35		(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54		0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55		1.36	1.91	(0.49)	— (h)	(0.49)
May 31, 2017 (j) through June 30, 2017	21.54	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	30.74	0.37		1.15	1.52	(0.48)	(0.93)	(1.41)
Year Ended June 30, 2021	22.76	0.47		7.98	8.45	(0.47)	—	(0.47)
Year Ended June 30, 2020	23.18	0.40		(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54		0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58		1.37	1.95	(0.53)	— (h)	(0.53)
Year Ended June 30, 2017	19.09	0.44	(i)	2.49	2.93	(0.43)	—	(0.43)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	30.76	0.42		1.13	1.55	(0.50)	(0.93)	(1.43)
Year Ended June 30, 2021	22.78	0.54		7.94	8.48	(0.50)	—	(0.50)
Year Ended June 30, 2020	23.20	0.42		(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57		0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56		1.43	1.99	(0.55)	— (h)	(0.55)
Year Ended June 30, 2017	19.10	0.54	(i)	2.40	2.94	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

138	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$30.86	4.95%	$3,233	0.32%	2.47%		0.52%	12%
30.75	37.13	3,117	0.34	1.66		0.56	38
22.77	(0.15)	1,803	0.41	1.55		0.72	54
23.18	5.57	2,906	0.38	1.72		0.73	21
23.01	8.93	5,849	0.36	2.02		0.86	48
21.58	15.28	4,419	0.34	2.03	(i)	1.38	16

30.90	4.68	25	0.82	1.28		1.04	12
30.76	36.45	38	0.85	1.05		1.08	38
22.77	(0.68)	37	0.91	0.69		2.77	54
23.16	5.10	75	0.88	1.94		1.29	21
23.01	8.38	26	0.86	1.46		1.59	48
21.58	14.70	24	0.84	1.46	(i)	2.43	16

30.77	4.81	4,393	0.57	1.80		0.76	12
30.66	36.79	6,346	0.59	1.40		0.79	38
22.71	(0.40)	2,472	0.66	1.34		0.91	54
23.14	5.38	1,190	0.63	2.79		1.02	21
22.99	8.61	110	0.62	1.79		1.06	48
21.57	0.73	20	0.60	6.54	(i)	1.03	16

30.82	4.92	13,894	0.32	2.47		0.51	12
30.72	37.15	12,967	0.34	2.16		0.55	38
22.75	(0.15)	3,575	0.41	1.51		0.66	54
23.17	5.62	2,973	0.38	2.38		0.72	21
22.99	8.89	2,606	0.37	2.34		0.78	48
21.57	0.75	20	0.35	6.80	(i)	0.78	16

30.85	5.02	20,046	0.17	2.36		0.36	12
30.74	37.33	27,827	0.20	1.73		0.40	38
22.76	0.00 (k)	22,992	0.26	1.72		0.51	54
23.18	5.77	44,012	0.23	2.38		0.57	21
23.01	9.05	39,178	0.21	2.52		0.64	48
21.59	15.49	11,355	0.19	2.15	(i)	1.12	16

30.88	5.11	683,585	0.07	2.69		0.26	12
30.76	37.44	637,501	0.09	1.95		0.29	38
22.78	0.11	322,860	0.16	1.84		0.41	54
23.20	5.87	209,571	0.13	2.53		0.47	21
23.03	9.23	123,241	0.11	2.41		0.55	48
21.59	15.54	41,752	0.09	2.62	(i)	0.94	16

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Six Months Ended December 31, 2021 (Unaudited)	$23.77	$0.31		$0.86	$1.17	$(0.36)	$(0.54)	$(0.90)
Year Ended June 30, 2021	17.63	0.35		6.12	6.47	(0.33)	— (h)	(0.33)
Year Ended June 30, 2020	17.96	0.23		(0.26)	(0.03)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.49	0.32		0.66	0.98	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2018	16.38	0.34		1.16	1.50	(0.39)	— (h)	(0.39)
August 31, 2016 (j) through June 30, 2017	15.00	0.30	(k)	1.38	1.68	(0.30)	—	(0.30)

Class R2
Six Months Ended December 31, 2021 (Unaudited)	23.76	0.17		0.94	1.11	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2021	17.61	0.23		6.14	6.37	(0.22)	— (h)	(0.22)
Year Ended June 30, 2020	17.94	0.16		(0.28)	(0.12)	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2019	17.49	0.29		0.59	0.88	(0.27)	(0.16)	(0.43)
Year Ended June 30, 2018	16.38	0.25		1.16	1.41	(0.30)	— (h)	(0.30)
August 31, 2016 (j) through June 30, 2017	15.00	0.24	(k)	1.37	1.61	(0.23)	—	(0.23)

Class R3
Six Months Ended December 31, 2021 (Unaudited)	23.71	0.24		0.89	1.13	(0.32)	(0.54)	(0.86)
Year Ended June 30, 2021	17.58	0.29		6.12	6.41	(0.28)	— (h)	(0.28)
Year Ended June 30, 2020	17.92	0.23		(0.30)	(0.07)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2019	17.48	0.39		0.53	0.92	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2018	16.38	0.29		1.16	1.45	(0.35)	— (h)	(0.35)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(k)	0.03	0.12	(0.10)	—	(0.10)

Class R4
Six Months Ended December 31, 2021 (Unaudited)	23.80	0.37		0.79	1.16	(0.36)	(0.54)	(0.90)
Year Ended June 30, 2021	17.65	0.32		6.16	6.48	(0.33)	— (h)	(0.33)
Year Ended June 30, 2020	17.97	0.28		(0.30)	(0.02)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.48	0.41		0.57	0.98	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2018	16.38	0.41		1.08	1.49	(0.39)	— (h)	(0.39)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(k)	0.02	0.12	(0.10)	—	(0.10)

Class R5
Six Months Ended December 31, 2021 (Unaudited)	23.74	0.31		0.87	1.18	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2021	17.60	0.38		6.12	6.50	(0.36)	— (h)	(0.36)
Year Ended June 30, 2020	17.94	0.31		(0.31)	— (h)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	17.49	0.58		0.42	1.00	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2018	16.38	0.58		0.95	1.53	(0.42)	— (h)	(0.42)
August 31, 2016 (j) through June 30, 2017	15.00	0.34	(k)	1.36	1.70	(0.32)	—	(0.32)

Class R6
Six Months Ended December 31, 2021 (Unaudited)	23.75	0.34		0.85	1.19	(0.38)	(0.54)	(0.92)
Year Ended June 30, 2021	17.61	0.43		6.09	6.52	(0.38)	— (h)	(0.38)
Year Ended June 30, 2020	17.95	0.33		(0.32)	0.01	(0.31)	(0.04)	(0.35)
Year Ended June 30, 2019	17.49	0.46		0.56	1.02	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2018	16.38	0.48		1.06	1.54	(0.43)	— (h)	(0.43)
August 31, 2016 (j) through June 30, 2017	15.00	0.37	(k)	1.34	1.71	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

140	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$24.04	4.97%	$655	0.33%		2.57%		0.60%		9%
23.77	36.93	540	0.34		1.63		0.66		34
17.63	(0.19)	250	0.41		1.27		1.77		53
17.96	5.83	534	0.38		1.87		1.53		34
17.49	9.18	1,191	0.37	(i)	1.97	(i)	5.09	(i)	79
16.38	11.31	1,011	0.36	(i)	2.35	(i)(k)	14.52	(i)	73

24.05	4.71	25	0.82		1.37		1.20		9
23.76	36.31	36	0.85		1.11		1.23		34
17.61	(0.74)	27	0.91		0.89		1.61		53
17.94	5.28	41	0.89		1.68		2.20		34
17.49	8.63	24	0.87	(i)	1.45	(i)	6.08	(i)	79
16.38	10.86	22	0.86	(i)	1.84	(i)(k)	15.55	(i)	73

23.98	4.83	2,287	0.58		1.99		0.83		9
23.71	36.66	2,590	0.59		1.36		0.90		34
17.58	(0.46)	1,205	0.66		1.28		1.18		53
17.92	5.51	830	0.64		2.25		1.58		34
17.48	8.85	256	0.63	(i)	1.64	(i)	3.29	(i)	79
16.38	0.73	20	0.59	(i)	6.91	(i)(k)	7.00	(i)	73

24.06	4.94	1,357	0.32		2.99		0.59		9
23.80	36.93	338	0.35		1.54		0.73		34
17.65	(0.17)	255	0.41		1.52		0.97		53
17.97	5.80	360	0.38		2.37		1.58		34
17.48	9.13	911	0.37	(i)	2.32	(i)	3.61	(i)	79
16.38	0.75	20	0.34	(i)	7.16	(i)(k)	6.75	(i)	73

24.01	5.05	6,435	0.17		2.56		0.43		9
23.74	37.18	7,173	0.19		1.81		0.51		34
17.60	(0.06)	3,779	0.26		1.74		0.81		53
17.94	5.95	4,129	0.24		3.33		1.18		34
17.49	9.36	634	0.22	(i)	3.30	(i)	3.91	(i)	79
16.38	11.47	49	0.20	(i)	2.60	(i)(k)	14.60	(i)	73

24.02	5.10	223,392	0.07		2.77		0.33		9
23.75	37.29	186,508	0.09		1.97		0.39		34
17.61	0.04	71,093	0.16		1.84		0.67		53
17.95	6.09	35,217	0.14		2.62		1.10		34
17.49	9.45	10,800	0.12	(i)	2.69	(i)	3.38	(i)	79
16.38	11.54	1,076	0.08	(i)	2.76	(i)(k)	10.55	(i)	73

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited)

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 —Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-

142	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund and JPMorgan SmartRetirement® Blend 2030 Fund at December 31, 2021.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement® Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$29,756	$7,015	$36,771
Collateralized Mortgage Obligations	—	7,083	1,036	8,119
Commercial Mortgage-Backed Securities	—	2,498	175	2,673
Corporate Bonds	—	59,726	—	59,726
Exchange-Traded Funds	205,413	—	—	205,413
Foreign Government Securities	—	1,046	—	1,046
Investment Companies	291,326	—	—	291,326
Mortgage-Backed Securities	—	33,862	—	33,862
U.S. Treasury Obligations	—	30,142	—	30,142
Short-Term Investments
Investment Companies	32,278	—	—	32,278

Total Investments in Securities	$529,017	$164,113	$8,226	$701,356

Appreciation in Other Financial Instruments
Futures Contracts	$1,066	$—	$—	$1,066

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$55,575	$13,108	$68,683
Collateralized Mortgage Obligations	—	14,747	3,436	18,183
Commercial Mortgage-Backed Securities	—	5,184	350	5,534
Corporate Bonds	—	108,487	—	108,487
Exchange-Traded Funds	376,110	—	—	376,110
Foreign Government Securities	—	1,453	—	1,453
Investment Companies	543,320	—	—	543,320
Mortgage-Backed Securities	—	67,250	—	67,250
U.S. Treasury Obligations	—	44,908	—	44,908
Short-Term Investments
Investment Companies	55,698	—	—	55,698

Total Investments in Securities	$975,128	$297,604	$16,894	$1,289,626

Appreciation in Other Financial Instruments
Futures Contracts	$1,886	$—	$—	$1,886

JPMorgan SmartRetirement® Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$84,036	$18,216	$102,252
Collateralized Mortgage Obligations	—	20,614	4,539	25,153
Commercial Mortgage-Backed Securities	—	6,724	439	7,163
Corporate Bonds	—	168,185	—	168,185
Exchange-Traded Funds	702,945	—	—	702,945
Foreign Government Securities	—	1,968	—	1,968
Investment Companies	951,708	—	—	951,708
Mortgage-Backed Securities	—	89,594	—	89,594
U.S. Treasury Obligations	—	107,379	—	107,379
Short-Term Investments
Investment Companies	50,693	—	—	50,693

Total Investments in Securities	$1,705,346	$478,500	$23,194	$2,207,040

Appreciation in Other Financial Instruments
Futures Contracts	$4,310	$—	$—	$4,310

144	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$78,477	$17,791	$96,268
Collateralized Mortgage Obligations	—	19,560	4,119	23,679
Commercial Mortgage-Backed Securities	—	6,800	391	7,191
Corporate Bonds	—	157,460	—	157,460
Exchange-Traded Funds	917,935	—	—	917,935
Foreign Government Securities	—	1,826	—	1,826
Investment Companies	1,115,305	—	—	1,115,305
Mortgage-Backed Securities	—	81,714	—	81,714
U.S. Treasury Obligations	—	101,205	—	101,205
Short-Term Investments
Investment Companies	68,021	—	—	68,021

Total Investments in Securities	$2,101,261	$447,042	$22,301	$2,570,604

Appreciation in Other Financial Instruments
Futures Contracts	$4,844	$—	$—	$4,844

JPMorgan SmartRetirement® Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$15,394	$4,176	$19,570
Collateralized Mortgage Obligations	—	6,145	594	6,739
Commercial Mortgage-Backed Securities	—	2,787	—	2,787
Corporate Bonds	—	33,053	—	33,053
Exchange-Traded Funds	931,676	—	—	931,676
Foreign Government Securities	—	389	—	389
Investment Companies	1,321,958	—	—	1,321,958
Mortgage-Backed Securities	—	17,285	—	17,285
U.S. Treasury Obligations	—	32,844	—	32,844
Short-Term Investments
Investment Companies	56,367	—	—	56,367

Total Investments in Securities	$2,310,001	$107,897	$4,770	$2,422,668

Appreciation in Other Financial Instruments
Futures Contracts	$3,897	$—	$—	$3,897

There were no significant transfers into or out of level 3 for the six months ended December 31, 2021.

JPMorgan SmartRetirement® Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$928,871	$—	$—	$928,871
Investment Companies	1,200,523	—	—	1,200,523
U.S. Treasury Obligations	—	10,295	—	10,295
Short-Term Investments
Investment Companies	49,624	—	—	49,624

Total Investments in Securities	$2,179,018	$10,295	$—	$2,189,313

Appreciation in Other Financial Instruments
Futures Contracts	$3,512	$—	$—	$3,512

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$771,362	$—	$—	$771,362
Investment Companies	951,772	—	—	951,772
U.S. Treasury Obligations	—	7,242	—	7,242
Short-Term Investments
Investment Companies	34,661	—	—	34,661

Total Investments in Securities	$1,757,795	$7,242	$—	$1,765,037

Appreciation in Other Financial Instruments
Futures Contracts	$2,682	$—	$—	$2,682

JPMorgan SmartRetirement® Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$590,692	$—	$—	$590,692
Investment Companies	731,003	—	—	731,003
U.S. Treasury Obligations	—	6,151	—	6,151
Short-Term Investments
Investment Companies	28,115	—	—	28,115

Total Investments in Securities	$1,349,810	$6,151	$—	$1,355,961

Appreciation in Other Financial Instruments
Futures Contracts	$2,091	$—	$—	$2,091

JPMorgan SmartRetirement® Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$320,768	$—	$—	$320,768
Investment Companies	394,536	—	—	394,536
U.S. Treasury Obligations	—	3,143	—	3,143
Short-Term Investments
Investment Companies	16,448	—	—	16,448

Total Investments in Securities	$731,752	$3,143	$—	$734,895

Appreciation in Other Financial Instruments
Futures Contracts	$1,139	$—	$—	$1,139

JPMorgan SmartRetirement® Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$102,274	$—	$—	$102,274
Investment Companies	126,198	—	—	126,198
U.S. Treasury Obligations	—	1,035	—	1,035
Short-Term Investments
Investment Companies	5,381	—	—	5,381

Total Investments in Securities	$233,853	$1,035	$—	$234,888

Appreciation in Other Financial Instruments
Futures Contracts	$368	$—	$—	$368

146	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

JPMorgan SmartRetirement® Blend Income Fund

	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021
Investments in Securities:
Asset-Backed Securities	$5,140	$—	$(88)	$—	(a)	$2,992	$(1,062)	$497	$(464)	$7,015
Collateralized Mortgage Obligations	879	—	(8)	—	(a)	455	(290)	—	—	1,036
Commercial Mortgage-Backed Securities	235	—	(1)	—		—	(59)	—	—	175

Total	$6,254	$—	$(97)	$—	(a)	$3,447	$(1,411)	$497	$(464)	$8,226

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2021, which were valued using significant unobservable inputs (level 3), amounted to $(93).

This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended December 31, 2021.

JPMorgan SmartRetirement® Blend 2020 Fund

	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021
Investments in Securities:
Asset-Backed Securities	$9,551	$—	$(174)	$(1)	$5,970	$(2,318)	$998	$(918)	$13,108
Collateralized Mortgage Obligations	3,691	—	(38)	(1)	910	(1,126)	—	—	3,436
Commercial Mortgage-Backed Securities	470	—	(3)	—	—	(117)	—	—	350

Total	$13,712	$—	$(215)	$(2)	$6,880	$(3,561)	$998	$(918)	$16,894

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2021, which were valued using significant unobservable inputs (level 3), amounted to $(205).

This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended December 31, 2021.

JPMorgan SmartRetirement® Blend 2025 Fund

	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021
Investments in Securities:
Asset-Backed Securities	$13,396	$—	$(242)	$(1)	$8,155	$(3,210)	$1,305	$(1,187)	$18,216
Collateralized Mortgage Obligations	5,053	—	(50)	(2)	1,245	(1,707)	—	—	4,539
Commercial Mortgage-Backed Securities	590	—	(3)	—	—	(148)	—	—	439

Total	$19,039	$—	$(295)	$(3)	$9,400	$(5,065)	$1,305	$(1,187)	$23,194

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2021, which were valued using significant unobservable inputs (level 3), amounted to $(283).

This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended December 31, 2021.

JPMorgan SmartRetirement® Blend 2030 Fund

	Balance as of June 30, 2021	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2021
Investments in Securities:
Asset-Backed Securities	$13,009	$—	$(226)	$(1)	$7,882	$(2,986)	$1,198	$(1,085)	$17,791
Collateralized Mortgage Obligations	4,428	—	(45)	(1)	1,165	(1,428)	—	—	4,119
Commercial Mortgage-Backed Securities	525	—	(3)	—	—	(131)	—	—	391

Total	$17,962	$—	$(274)	$(2)	$9,047	$(4,545)	$1,198	$(1,085)	$22,301

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at December 31, 2021, which were valued using significant unobservable inputs (level 3), amounted to $(263).

This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statement of Operations.

There were no significant transfers into or out of level 3 for the six months ended December 31, 2021.

The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

JPMorgan SmartRetirement® Blend Income Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$6,625	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (19.21%)
			Yield (Discount Rate of Cash Flows)	1.04% - 3.49% (2.44%)

Asset-Backed Securities	6,625

	563	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Yield (Discount Rate of Cash Flows)	1.85% (1.85%)

Collateralized Mortgage Obligations	563

	175	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.16% (2.16%)

Commercial Mortgage-Backed Securities	175

Total	$7,363

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At December 31 2021, the value of these investments was $863. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

148	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2020 Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$12,331	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (17.83%)
			Yield (Discount Rate of Cash Flows)	1.29% - 3.49% (2.54%)

Asset-Backed Securities	12,331

	2,488	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Constant Default Rate	0.00% - 0.50% (0.26%)
			Yield (Discount Rate of Cash Flows)	1.65% - 1.85% (1.74%)

Collateralized Mortgage Obligations	2,488

	350	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.16% (2.16%)

Commercial Mortgage-Backed Securities	350

Total	$15,169

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At December 31 2021, the value of these investments was $1,725. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

JPMorgan SmartRetirement® Blend 2025 Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$17,176	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (17.82%)
			Yield (Discount Rate of Cash Flows)	1.29% - 3.49% (2.51%)

Asset-Backed Securities	17,176

	3,246	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Constant Default Rate	0.00% - 0.50% (0.25%)
			Yield (Discount Rate of Cash Flows)	1.65% - 1.85% (1.75%)

Collateralized Mortgage Obligations	3,246

	439	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.16% (2.16%)

Commercial Mortgage-Backed Securities	439

Total	$20,861

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At December 31 2021, the value of these investments was $2,333. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2030 Fund

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at December 31, 2021	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$16,820	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (19.74%)
			Yield (Discount Rate of Cash Flows)	1.04% - 3.49% (2.45%)

Asset-Backed Securities	16,820

	2,907	Discounted Cash Flow	Constant Prepayment Rate	100.00% (100.00%)
			Constant Default Rate	0.00% - 0.50% (0.25%)
			Yield (Discount Rate of Cash Flows)	1.65% - 1.85% (1.75%)

Collateralized Mortgage Obligations	2,907

	391	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	2.16% (2.16%)

Commercial Mortgage-Backed Securities	391

Total	$20,118

#

The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At December 31 2021, the value of these investments was $2,183. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of December 31, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund had when-issued securities, delayed delivery securities or forward commitments outstanding as of December 31, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at December 31, 2021 are detailed on the SOIs.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers

150	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

JPMorgan SmartRetirement® Blend Income Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$73,407	$4,679	$9,576	$471	$(454)	$68,527	1,149	$1,498	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	14,482	—	3,279	628	1,507	13,338	120	200	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	15,151	—	1,125	306	35	14,367	156	86	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	11,146	—	2,219	92	(378)	8,641	131	81	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,405	318	1,399	(104)	(557)	12,663	1,645	318	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	14,374	483	362	(20)	(646)	13,829	1,803	482	—
JPMorgan Equity Index Fund Class R6 Shares (a)	70,709	37,173	14,188	357	8,160	102,211	1,429	681	1,402
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	9,500	147	—	—	(10)	9,637	1,077	147	—
JPMorgan High Yield Fund Class R6 Shares (a)	27,273	623	3,039	115	(365)	24,607	3,389	623	—
JPMorgan High Yield Research Enhanced ETF (a)	32,371	—	2,232	(4)	(340)	29,795	576	795	—
JPMorgan Income Fund Class R6 Shares (a)	19,471	364	1,126	(15)	(321)	18,373	1,957	363	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	57,050	1,881	6,669	108	514	52,884	4,812	715	—
JPMorgan Managed Income Fund Class L Shares (a)	1,866	—	1,866	(1)	1	—	—	1	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	62,313	647	4,969	(56)	(813)	57,122	5,883	503	144
JPMorgan U.S. Aggregate Bond ETF (a)	46,037	19,767	17,648	(60)	(446)	47,650	884	372	55
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	39,755	105,322	112,799	—	—	32,278	32,278	5	—
JPMorgan U.S. Value Factor ETF (a)	38,593	—	38,988	1,441	(1,046)	—	—	117	—

Total	$547,903	$171,404	$221,484	$3,258	$4,841	$505,922		$6,987	$1,601

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.

JPMorgan SmartRetirement® Blend 2020 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$141,085	$3,946	$18,044	$2,495	$(2,491)	$126,991	2,130	$2,820		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	29,400	—	8,657	1,575	2,527	24,845	224	374		—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	28,495	—	2,819	809	(154)	26,331	287	160		—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	19,674	—	2,160	197	(631)	17,080	260	148		—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	27,986	601	3,192	(124)	(1,056)	24,215	3,145	600		—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	27,937	898	3,563	(150)	(1,069)	24,053	3,136	897		—
JPMorgan Equity Index Fund Class R6 Shares (a)	135,154	64,196	21,101	574	15,573	194,396	2,718	1,293		2,639
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	18,902	284	2,174	(107)	86	16,991	1,898	284		—
JPMorgan High Yield Fund Class R6 Shares (a)	50,865	3,250	10,191	209	(665)	43,468	5,987	1,139		—
JPMorgan High Yield Research Enhanced ETF (a)	60,856	2,201	7,000	(29)	(644)	55,384	1,070	1,475		—
JPMorgan Income Fund Class R6 Shares (a)	38,004	705	2,438	(25)	(628)	35,618	3,793	704		—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	108,783	1,330	14,167	295	889	97,130	8,838	1,330		—
JPMorgan Managed Income Fund Class L Shares (a)	1	—	1	— (c)	—	—	—	—	(c)	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	120,312	1,215	12,457	(94)	(1,527)	107,449	11,066	956		261

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2020 Fund (continued)

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Aggregate Bond ETF (a)	$74,074	$64,304	$53,319	$187	$(1,013)	$84,233	1,562	$565	$101
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	68,887	279,702	292,891	—	—	55,698	55,698	9	—
JPMorgan U.S. Value Factor ETF (a)	73,085	—	73,901	2,877	(2,061)	—	—	234	—

Total	$1,023,500	$422,632	$528,075	$8,689	$7,136	$933,882		$12,988	$3,001

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2025 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$330,989	$14,663	$25,159	$993	$(1,199)	$320,287	5,373	$6,935		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	67,494	—	13,434	2,475	7,441	63,976	576	910		—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	67,810	6,707	10,222	1,265	705	66,265	722	401		—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	44,460	—	—	—	(1,205)	43,255	657	360		—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,342	819	3,355	(180)	(1,453)	33,173	4,308	819		—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	109,508	17,287	3,452	(208)	(16,980)	106,155	5,540	2,909		2,783
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	37,384	1,271	—	—	(1,746)	36,909	4,812	1,270		—
JPMorgan Equity Index Fund Class R6 Shares (a)	329,195	115,940	57,149	1,363	35,249	424,598	5,938	2,796		5,508
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	21,495	333	—	—	(23)	21,805	2,436	333		—
JPMorgan High Yield Fund Class R6 Shares (a)	58,107	1,341	6,039	58	(606)	52,861	7,281	1,341		—
JPMorgan High Yield Research Enhanced ETF (a)	72,973	7,416	5,660	(27)	(762)	73,940	1,428	1,882		—
JPMorgan Income Fund Class R6 Shares (a)	45,195	855	3,325	(64)	(742)	41,919	4,464	855		—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	69,580	873	3,408	40	725	67,810	6,170	873		—
JPMorgan Managed Income Fund Class L Shares (a)	822	—	821	2	(3)	—	—	—	(c)	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	175,229	6,113	12,428	(106)	(2,330)	166,478	17,145	1,421		404
JPMorgan U.S. Aggregate Bond ETF (a)	130,046	64,119	57,366	(307)	(1,270)	135,222	2,507	1,079		147
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	67,712	286,382	303,401	—	—	50,693	50,693	7		—
JPMorgan U.S. Value Factor ETF (a)	112,506	—	113,726	4,434	(3,214)	—	—	364		—

Total	$1,777,847	$524,119	$618,945	$9,738	$12,587	$1,705,346		$24,555		$8,842

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

152	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2030 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$477,892	$24,888	$33,885	$870	$(1,176)	$468,589	7,860	$10,084		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	94,402	4,011	18,688	2,836	11,574	94,135	848	1,341		—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	97,586	7,765	11,353	1,101	1,483	96,582	1,052	571		—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	64,510	4,007	4,573	204	(1,756)	62,392	948	532		—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	37,110	840	—	—	(1,674)	36,276	4,711	840		—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	157,979	29,194	4,291	(258)	(24,586)	158,038	8,248	4,225		4,041
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	37,151	1,241	1,806	(108)	(1,603)	34,875	4,547	1,240		—
JPMorgan Equity Index Fund Class R6 Shares (a)	527,015	145,268	92,868	3,455	51,672	634,542	8,873	4,187		8,243
JPMorgan High Yield Fund Class R6 Shares (a)	53,649	1,235	5,990	58	(564)	48,388	6,665	1,235		—
JPMorgan High Yield Research Enhanced ETF (a)	70,067	11,027	8,694	(126)	(726)	71,548	1,382	1,859		—
JPMorgan Income Fund Class R6 Shares (a)	45,375	872	—	—	(813)	45,434	4,839	871		—
JPMorgan Managed Income Fund Class L Shares (a)	776	—	776	2	(2)	—	—	—	(c)	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	164,294	14,159	18,381	(144)	(2,176)	157,752	16,246	1,350		382
JPMorgan U.S. Aggregate Bond ETF (a)	125,591	62,780	62,442	(49)	(1,191)	124,689	2,312	951		130
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	62,602	372,865	367,446	—	—	68,021	68,021	9		—
JPMorgan U.S. Value Factor ETF (a)	129,003	—	130,379	5,025	(3,649)	—	—	419		—

Total	$2,145,002	$680,152	$761,572	$12,866	$24,813	$2,101,261		$29,714		$12,796

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2035 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$519,020	$30,963	$23,494	$91	$(726)	$525,854	8,821	$11,189	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	104,627	3,582	17,426	2,515	13,418	106,716	961	1,440	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	105,721	3,941	8,679	570	1,826	103,379	1,126	622	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	71,138	3,650	3,708	— (c)	(1,806)	69,274	1,053	586	—
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	311,843	42,563	35,076	(1,091)	(4,386)	313,853	37,230	3,994	2,089
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	23,365	3,274	—	—	(1,106)	25,533	3,316	550	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	172,471	36,745	7,767	(431)	(26,992)	174,026	9,083	4,769	4,562
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	23,390	781	1,646	(119)	(968)	21,438	2,795	781	—
JPMorgan Equity Index Fund Class R6 Shares (a)	601,666	124,017	62,971	1,707	61,010	725,429	10,144	4,737	9,463
JPMorgan High Yield Fund Class R6 Shares (a)	40,194	4,575	—	—	(385)	44,384	6,113	961	—

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2035 Fund (continued)

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan High Yield Research Enhanced ETF (a)	$55,973	$6,628	$3,517	$(99)	$(611)	$58,374	1,128	$1,512		$—
JPMorgan Income Fund Class R6 Shares (a)	17,272	332	—	—	(309)	17,295	1,842	332		—
JPMorgan Managed Income Fund Class L Shares (a)	607	—	607	2	(2)	—	—	—	(c)	—
JPMorgan U.S. Aggregate Bond ETF (a)	65,412	15,714	12,313	(304)	(430)	68,079	1,262	540		82
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	42,915	271,383	257,931	—	—	56,367	56,367	6		—
JPMorgan U.S. Value Factor ETF (a)	120,078	—	121,268	4,451	(3,261)	—	—	390		—

Total	$2,275,692	$548,148	$556,403	$7,292	$35,272	$2,310,001		$32,409		$16,196

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2040 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$522,197	$35,869	$25,211	$120	$(876)	$532,099	8,926	$11,310		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	106,795	3,222	18,408	2,841	13,433	107,883	971	1,487		—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	106,020	6,585	5,449	448	2,109	109,713	1,195	633		—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	70,469	10,303	6,492	148	(1,971)	72,457	1,101	610		—
JPMorgan Core Bond Fund Class R6 Shares(a)	56,804	7,655	3,179	(166)	(959)	60,155	5,085	634		444
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	145,846	18,027	14,990	(343)	(2,230)	146,310	17,356	1,850		978
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	15,648	2,620	—	—	(749)	17,519	2,275	372		—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	173,746	40,144	7,976	(421)	(27,231)	178,262	9,304	4,754		4,547
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,665	522	875	(55)	(660)	14,597	1,903	521		—
JPMorgan Equity Index Fund Class R6 Shares (a)	619,710	125,943	74,812	1,970	62,168	734,979	10,278	4,803		9,523
JPMorgan High Yield Fund Class R6 Shares (a)	27,335	9,755	3,603	(25)	(279)	33,183	4,571	751		—
JPMorgan High Yield Research Enhanced ETF (a)	46,309	—	—	—	(478)	45,831	885	1,155		—
JPMorgan Income Fund Class R6 Shares (a)	15,498	298	—	—	(278)	15,518	1,653	298		—
JPMorgan Managed Income Fund Class L Shares (a)	1,018	—	1,018	1	(1)	—	—	—	(c)	—
JPMorgan U.S. Aggregate Bond ETF (a)	56,585	7,912	2,969	(120)	(520)	60,888	1,129	473		72
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	40,077	242,316	232,769	—	—	49,624	49,624	5		—
JPMorgan U.S. Value Factor ETF (a)	107,568	—	108,692	4,024	(2,900)	—	—	344		—

Total	$2,127,290	$511,171	$506,443	$8,422	$38,578	$2,179,018		$30,000		$15,564

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

154	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2045 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$457,332	$43,275	$19,207	$(170)	$(738)	$480,492	8,060	$10,085		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	90,216	6,193	12,583	1,229	12,899	97,954	882	1,306		—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	92,164	9,622	7,393	475	1,854	96,722	1,053	573		—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	62,041	5,594	—	—	(1,661)	65,974	1,003	524		—
JPMorgan Core Bond Fund Class R6 Shares (a)	24,512	445	—	—	(452)	24,505	2,071	263		181
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	48,544	6,271	3,250	(106)	(874)	50,585	6,001	674		372
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,684	175	—	—	(347)	7,512	976	174		—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	153,541	36,928	5,537	(430)	(24,275)	160,227	8,363	4,318		4,131
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,693	261	—	—	(359)	7,595	990	261		—
JPMorgan Equity Index Fund Class R6 Shares (a)	556,933	105,068	48,782	1,133	55,991	670,343	9,374	4,335		8,669
JPMorgan High Yield Fund Class R6 Shares (a)	14,598	4,434	—	—	(173)	18,859	2,598	427		—
JPMorgan High Yield Research Enhanced ETF (a)	29,243	—	—	—	(302)	28,941	559	730		—
JPMorgan Income Fund Class R6 Shares (a)	12,130	233	—	—	(217)	12,146	1,293	233		—
JPMorgan Managed Income Fund Class L Shares (a)	424	—	424	1	(1)	—	—	—	(c)	—
JPMorgan U.S. Aggregate Bond ETF (a)	1,291	—	—	—	(12)	1,279	24	10		2
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	31,718	207,009	204,066	—	—	34,661	34,661	4		—
JPMorgan U.S. Value Factor ETF (a)	85,298	—	86,181	3,161	(2,278)	—	—	279		—

Total	$1,675,362	$425,508	$387,423	$5,293	$39,055	$1,757,795		$24,196		$13,355

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2050 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$351,512	$41,064	$23,034	$13	$(510)	$369,045	6,190	$7,766	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	70,974	4,076	12,417	1,454	9,403	73,490	662	1,009	—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	72,569	4,277	5,114	391	1,407	73,530	801	435	—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	47,771	6,747	2,051	58	(1,278)	51,247	779	409	—
JPMorgan Core Bond Fund Class R6 Shares (a)	18,912	343	—	—	(349)	18,906	1,598	203	140
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	37,453	5,137	2,063	(65)	(700)	39,762	4,717	524	289
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,918	134	—	—	(267)	5,785	751	134	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	117,034	31,795	7,085	(308)	(18,452)	122,984	6,419	3,310	3,166
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,925	200	—	—	(276)	5,849	763	201	—

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

JPMorgan SmartRetirement® Blend 2050 Fund (continued)

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Equity Index Fund Class R6 Shares (a)	$427,884	$83,711	$42,075	$1,164	$42,845	$513,529	7,181	$3,329	$6,596
JPMorgan High Yield Fund Class R6 Shares (a)	11,223	3,712	—	—	(135)	14,800	2,039	334	—
JPMorgan High Yield Research Enhanced ETF (a)	22,628	—	—	—	(234)	22,394	433	565	—
JPMorgan Income Fund Class R6 Shares (a)	9,375	181	—	—	(168)	9,388	1,000	180	—
JPMorgan Managed Income Fund Class L Shares (a)	1,993	—	1,993	(2)	2	—	—	1	—
JPMorgan U.S. Aggregate Bond ETF (a)	996	—	—	—	(10)	986	18	8	1
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	22,235	180,054	174,174	—	—	28,115	28,115	3	—
JPMorgan U.S. Value Factor ETF (a)	64,876	—	65,591	2,471	(1,756)	—	—	202	—

Total	$1,289,278	$361,431	$335,597	$5,176	$29,522	$1,349,810		$18,613	$10,192

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

JPMorgan SmartRetirement® Blend 2055 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$186,456	$24,476	$11,026	$(65)	$(306)	$199,535	3,347	$4,163		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	37,141	2,452	4,837	463	5,383	40,602	366	539		—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	37,660	4,424	2,568	114	809	40,439	440	236		—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	25,251	3,201	1,087	42	(615)	26,792	407	224		—
JPMorgan Core Bond Fund Class R6 Shares (a)	10,070	1,532	—	—	(201)	11,401	964	113		84
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	19,943	2,642	1,372	(36)	(364)	20,813	2,469	275		144
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,130	893	—	—	(157)	3,866	502	77		—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	62,868	18,417	4,716	(206)	(9,840)	66,523	3,472	1,785		1,707
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,133	106	—	—	(146)	3,093	403	106		—
JPMorgan Equity Index Fund Class R6 Shares (a)	227,047	50,460	24,218	569	23,113	276,971	3,873	1,782		3,544
JPMorgan High Yield Fund Class R6 Shares (a)	6,772	162	—	—	(65)	6,869	946	162		—
JPMorgan High Yield Research Enhanced ETF (a)	11,219	1,792	—	—	(136)	12,875	249	318		—
JPMorgan Income Fund Class R6 Shares (a)	4,967	1,210	1,083	(14)	(80)	5,000	532	98		—
JPMorgan Managed Income Fund Class L Shares (a)	179	—	179	1	(1)	—	—	—	(c)	—
JPMorgan U.S. Aggregate Bond ETF (a)	530	—	—	—	(5)	525	10	4		1
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	13,254	108,615	105,421	—	—	16,448	16,448	2		—
JPMorgan U.S. Value Factor ETF (a)	34,311	—	34,630	1,273	(954)	—	—	96		—

Total	$683,931	$220,382	$191,137	$2,141	$16,435	$731,752		$9,980		$5,480

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

156	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

JPMorgan SmartRetirement® Blend 2060 Fund

For the six months ended December 31, 2021
Security Description	Value at June 30, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at December 31, 2021	Shares at December 31, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$53,499	$12,017	$1,301	$(22)	$(148)	$64,045	1,074	$1,295		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	10,816	1,563	1,349	33	1,742	12,805	115	168		—
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF (a)	10,827	1,790	—	—	278	12,895	140	74		—
JPMorgan BetaBuilders U.S. Small Cap Equity ETF (a)	7,262	1,418	—	—	(192)	8,488	129	68		—
JPMorgan Core Bond Fund Class R6 Shares (a)	2,815	727	—	—	(65)	3,477	294	34		26
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,574	1,244	—	—	(119)	6,699	795	80		46
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	840	338	—	—	(47)	1,131	147	23		—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	17,805	7,343	843	(26)	(2,981)	21,298	1,112	566		533
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	840	178	—	—	(45)	973	127	32		—
JPMorgan Equity Index Fund Class R6 Shares (a)	65,217	21,674	5,208	89	7,003	88,775	1,241	552		1,126
JPMorgan High Yield Fund Class R6 Shares (a)	1,743	697	—	—	(22)	2,418	333	54		—
JPMorgan High Yield Research Enhanced ETF (a)	3,347	582	—	—	(35)	3,894	75	90		—
JPMorgan Income Fund Class R6 Shares (a)	1,425	28	—	—	(26)	1,427	152	27		—
JPMorgan Managed Income Fund Class L Shares (a)	161	—	161	— (c)	— (c)	—	—	—	(c)	—
JPMorgan U.S. Aggregate Bond ETF (a)	148	—	—	—	(1)	147	3	1		—	(c)
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	3,949	40,246	38,814	—	—	5,381	5,381	1		—
JPMorgan U.S. Value Factor ETF (a)	10,073	—	10,177	367	(263)	—	—	29		—

Total	$196,341	$89,845	$57,853	$441	$5,079	$233,853		$3,094		$1,731

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of December 31, 2021.
(c)	Amount rounds to less than one thousand.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Futures Contracts — The Funds used index and treasury futures contracts to manage and hedge interest rate risk and equity price risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended December 31, 2021:

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Futures Contracts
Average Notional Balance Long	$48,505	$90,432	$189,328	$202,626	$123,777	$111,540	$86,109	$67,031	$37,355	$10,774
Average Notional Balance Short	12,866	25,127	37,738	45,698	60,024	53,842	42,166	32,569	17,237	4,950
Ending Notional Balance Long	64,428	111,070	245,075	264,773	160,088	145,394	110,290	86,485	47,277	15,194

G. Summary of Derivatives Information

The following tables present the value of derivatives held as of December 31, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Equity Risk Exposure:
Unrealized Appreciation on Futures Contracts*	$790	$1,365	$3,504	$4,088	$3,897	$3,512	$2,682	$2,091	$1,139	$368
Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	276	521	806	756	–	–	–	–	–	–
Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	1,066	1,886	4,310	4,844	3,897	3,512	2,682	2,091	1,139	368

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

158	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2021, by primary underlying risk exposure:

	JPMorgan SmartRetirement® Blend Income Fund	JPMorgan SmartRetirement® Blend 2020 Fund	JPMorgan SmartRetirement® Blend 2025 Fund	JPMorgan SmartRetirement® Blend 2030 Fund	JPMorgan SmartRetirement® Blend 2035 Fund	JPMorgan SmartRetirement® Blend 2040 Fund	JPMorgan SmartRetirement® Blend 2045 Fund	JPMorgan SmartRetirement® Blend 2050 Fund	JPMorgan SmartRetirement® Blend 2055 Fund	JPMorgan SmartRetirement® Blend 2060 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$436	$739	$6,357	$7,596	$6,434	$5,413	$4,318	$3,448	$1,741	$519
Interest Rate Risk Exposure:
Futures Contracts	(1,337)	(2,591)	(3,881)	(4,444)	(2,974)	(2,556)	(2,097)	(1,619)	(860)	(230)
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	922	1,619	3,271	3,771	3,635	3,272	2,497	1,926	1,063	347
Interest Rate Risk Exposure:
Futures Contracts	584	1,147	1,723	1,919	1,225	1,072	864	667	354	99

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

I. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the six months ended December 31, 2021 are as follows:

	Class I		Class R2		Class R3		Class R4		Class R5		Class R6	Total
JPMorgan SmartRetirement® Blend Income Fund
Transfer agency fees	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$6	$6
JPMorgan SmartRetirement® Blend 2020 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		7	8
JPMorgan SmartRetirement® Blend 2025 Fund
Transfer agency fees	—	(a)	—	(a)	1		—	(a)	—	(a)	11	12
JPMorgan SmartRetirement® Blend 2030 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		12	13
JPMorgan SmartRetirement® Blend 2035 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		11	12
JPMorgan SmartRetirement® Blend 2040 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		10	11
JPMorgan SmartRetirement® Blend 2045 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		9	10
JPMorgan SmartRetirement® Blend 2050 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		8	9
JPMorgan SmartRetirement® Blend 2055 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	1		6	7
JPMorgan SmartRetirement® Blend 2060 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	4	4

(a)	Amount rounds to less than one thousand.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of December 31, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Distributions to Shareholders — Effective January 1, 2022, distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. Prior to January 1, 2022, distributions from net investment income, if any, were generally declared and paid at least quarterly and were declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended December 31, 2021, the effective annualized rate was 0.075% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class R2	Class R3
0.50%	0.25%

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

160	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.44%	0.94%	0.69%	0.44%	0.29%	0.19%

The expense limitation agreements were in effect for the six months ended December 31, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2022.

The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the six months ended December 31, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers					Contractual Reimbursements
	Investment Advisory Fees	Administration Fees	Service Fees		Total
JPMorgan SmartRetirement® Blend Income Fund	$566	$96	$—	(a)	$662	$194
JPMorgan SmartRetirement® Blend 2020 Fund	1,061	156	1		1,218	318
JPMorgan SmartRetirement® Blend 2025 Fund	1,725	230	2		1,957	284
JPMorgan SmartRetirement® Blend 2030 Fund	1,995	263	1		2,259	71
JPMorgan SmartRetirement® Blend 2035 Fund	1,836	241	1		2,078	368
JPMorgan SmartRetirement® Blend 2040 Fund	1,653	220	1		1,874	202
JPMorgan SmartRetirement® Blend 2045 Fund	1,316	184	1		1,501	5
JPMorgan SmartRetirement® Blend 2050 Fund	1,015	150	—	(a)	1,165	18
JPMorgan SmartRetirement® Blend 2055 Fund	543	96	1		640	34
JPMorgan SmartRetirement® Blend 2060 Fund	164	58	—	(a)	222	54

(a)	Amount rounds to less than one thousand.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2021, JPMorgan SmartRetirement® Blend Income Fund, JPMorgan SmartRetirement® Blend 2020 Fund, JPMorgan SmartRetirement® Blend 2025 Fund, JPMorgan SmartRetirement® Blend 2030 Fund and JPMorgan SmartRetirement® Blend 2035 Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

4. Investment Transactions

During the six months ended December 31, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement® Blend Income Fund	$129,355	$179,721	$10,686	$23,819
JPMorgan SmartRetirement® Blend 2020 Fund	267,301	394,247	28,679	67,254
JPMorgan SmartRetirement® Blend 2025 Fund	413,669	496,469	22,462	52,475
JPMorgan SmartRetirement® Blend 2030 Fund	473,591	562,082	23,502	60,123
JPMorgan SmartRetirement® Blend 2035 Fund	304,555	318,808	4,065	14,491
JPMorgan SmartRetirement® Blend 2040 Fund	268,855	273,673	–	3,047
JPMorgan SmartRetirement® Blend 2045 Fund	218,498	183,356	–	2,420
JPMorgan SmartRetirement® Blend 2050 Fund	181,377	161,422	–	1,741
JPMorgan SmartRetirement® Blend 2055 Fund	111,765	85,715	–	717
JPMorgan SmartRetirement® Blend 2060 Fund	49,599	19,039	–	128

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at December 31, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement® Blend Income Fund	$638,841	$67,767	$4,186	$63,581
JPMorgan SmartRetirement® Blend 2020 Fund	1,173,135	125,418	7,041	118,377
JPMorgan SmartRetirement® Blend 2025 Fund	1,948,399	274,588	11,637	262,951
JPMorgan SmartRetirement® Blend 2030 Fund	2,184,909	401,896	11,357	390,539
JPMorgan SmartRetirement® Blend 2035 Fund	2,016,332	416,355	6,122	410,233
JPMorgan SmartRetirement® Blend 2040 Fund	1,765,523	430,451	3,149	427,302
JPMorgan SmartRetirement® Blend 2045 Fund	1,403,155	365,866	1,302	364,564
JPMorgan SmartRetirement® Blend 2050 Fund	1,073,200	285,738	886	284,852
JPMorgan SmartRetirement® Blend 2055 Fund	582,935	153,564	465	153,099
JPMorgan SmartRetirement® Blend 2060 Fund	196,592	38,867	203	38,664

At June 30, 2021, the Funds did not have any net capital loss carryforwards.

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the Funds deferred to July 1, 2021 the following specified ordinary losses of:

Specified Ordinary Losses
JPMorgan SmartRetirement® Blend Income Fund	$55
JPMorgan SmartRetirement® Blend 2020 Fund	122
JPMorgan SmartRetirement® Blend 2025 Fund	155
JPMorgan SmartRetirement® Blend 2030 Fund	123
JPMorgan SmartRetirement® Blend 2035 Fund	156
JPMorgan SmartRetirement® Blend 2040 Fund	175
JPMorgan SmartRetirement® Blend 2045 Fund	138
JPMorgan SmartRetirement® Blend 2050 Fund	83
JPMorgan SmartRetirement® Blend 2055 Fund	36
JPMorgan SmartRetirement® Blend 2060 Fund	13

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

162	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

The Funds had no borrowings outstanding from another fund during the six months ended December 31, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 31, 2022.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended December 31, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25%, which has decreased to 1.00% pursuant to the amendment referenced below (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month London Interbank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the six months ended December 31, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of December 31, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement® Blend Income Fund	3	63.2%
JPMorgan SmartRetirement® Blend 2020 Fund	2	58.2
JPMorgan SmartRetirement® Blend 2025 Fund	2	57.1
JPMorgan SmartRetirement® Blend 2030 Fund	2	56.8
JPMorgan SmartRetirement® Blend 2035 Fund	2	61.5
JPMorgan SmartRetirement® Blend 2040 Fund	2	62.0
JPMorgan SmartRetirement® Blend 2045 Fund	2	63.2
JPMorgan SmartRetirement® Blend 2050 Fund	2	61.3
JPMorgan SmartRetirement® Blend 2055 Fund	2	59.5
JPMorgan SmartRetirement® Blend 2060 Fund	2	54.4

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2021 (Unaudited) (continued)

(Dollar values in thousands)

As of December 31, 2021, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds and ETFs:

% of Net Assets
JPMorgan BetaBuilders U.S. Small Cap Equity ETF	99.6%
JPMorgan BetaBuilders International Equity ETF	88.7
JPMorgan Equity Index Fund	52.9
JPMorgan U.S. Aggregate Bond ETF	47.4
JPMorgan BetaBuilders U.S. Mid Cap Equity ETF	40.4
JPMorgan BetaBuilders MSCI U.S. REIT ETF	40.0
JPMorgan Emerging Markets Strategic Debt Fund	27.8
JPMorgan High Yield Research Enhanced ETF	26.1
JPMorgan Emerging Markets Research Enhanced Equity Fund	26.0
JPMorgan Inflation Managed Bond Fund	16.6
JPMorgan Emerging Markets Debt Fund	15.1

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred

164	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	165

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, July 1, 2021, and continued to hold your shares at the end of the reporting period, December 31, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend Income Fund
Class I
Actual	$1,000.00	$1,019.20	$1.43	0.28%
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R2
Actual	1,000.00	1,016.50	3.96	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Class R3
Actual	1,000.00	1,017.80	2.70	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R4
Actual	1,000.00	1,019.20	1.43	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R5
Actual	1,000.00	1,019.40	0.66	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Class R6
Actual	1,000.00	1,020.50	0.15	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03

JPMorgan SmartRetirement® Blend 2020 Fund
Class I
Actual	1,000.00	1,019.10	1.42	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R2
Actual	1,000.00	1,016.80	3.97	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

166	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2020 Fund (continued)
Class R3
Actual	$1,000.00	$1,017.80	$2.70	0.53%
Hypothetical	1,000.00	1,022.53	2.70	0.53
Class R4
Actual	1,000.00	1,019.60	1.43	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class R5
Actual	1,000.00	1,019.80	0.66	0.13
Hypothetical	1,000.00	1,024.55	0.66	0.13
Class R6
Actual	1,000.00	1,020.40	0.15	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03

JPMorgan SmartRetirement® Blend 2025 Fund
Class I
Actual	1,000.00	1,026.60	1.53	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class R2
Actual	1,000.00	1,023.70	4.08	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R3
Actual	1,000.00	1,025.30	2.81	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R4
Actual	1,000.00	1,026.60	1.53	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class R5
Actual	1,000.00	1,027.30	0.77	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Class R6
Actual	1,000.00	1,027.90	0.26	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

JPMorgan SmartRetirement® Blend 2030 Fund
Class I
Actual	1,000.00	1,032.80	1.64	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R2
Actual	1,000.00	1,030.00	4.20	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R3
Actual	1,000.00	1,031.20	2.92	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class R4
Actual	1,000.00	1,032.70	1.64	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R5
Actual	1,000.00	1,033.10	0.87	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Class R6
Actual	1,000.00	1,033.70	0.36	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	167

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2035 Fund
Class I
Actual	$1,000.00	$1,040.40	$1.49	0.29%
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class R2
Actual	1,000.00	1,037.60	4.06	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Class R3
Actual	1,000.00	1,038.80	2.78	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Class R4
Actual	1,000.00	1,040.40	1.49	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class R5
Actual	1,000.00	1,041.10	0.72	0.14
Hypothetical	1,000.00	1,024.50	0.71	0.14
Class R6
Actual	1,000.00	1,041.30	0.21	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

JPMorgan SmartRetirement® Blend 2040 Fund
Class I
Actual	1,000.00	1,044.60	1.55	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class R2
Actual	1,000.00	1,041.90	4.12	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class R3
Actual	1,000.00	1,043.40	2.83	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Class R4
Actual	1,000.00	1,044.60	1.55	0.30
Hypothetical	1,000.00	1,023.69	1.53	0.30
Class R5
Actual	1,000.00	1,045.60	0.77	0.15
Hypothetical	1,000.00	1,024.45	0.77	0.15
Class R6
Actual	1,000.00	1,046.20	0.26	0.05
Hypothetical	1,000.00	1,024.95	0.26	0.05

JPMorgan SmartRetirement® Blend 2045 Fund
Class I
Actual	1,000.00	1,049.60	1.65	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R2
Actual	1,000.00	1,046.60	4.23	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R3
Actual	1,000.00	1,048.10	2.94	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class R4
Actual	1,000.00	1,049.60	1.65	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R5
Actual	1,000.00	1,050.00	0.88	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Class R6
Actual	1,000.00	1,050.90	0.36	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

168	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2050 Fund
Class I
Actual	$1,000.00	$1,049.50	$1.65	0.32%
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R2
Actual	1,000.00	1,046.70	4.23	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R3
Actual	1,000.00	1,048.20	2.94	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class R4
Actual	1,000.00	1,049.50	1.65	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R5
Actual	1,000.00	1,050.20	0.88	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Class R6
Actual	1,000.00	1,050.80	0.36	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

JPMorgan SmartRetirement® Blend 2055 Fund
Class I
Actual	1,000.00	1,049.50	1.65	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R2
Actual	1,000.00	1,046.80	4.23	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R3
Actual	1,000.00	1,048.10	2.94	0.57
Hypothetical	1,000.00	1,022.33	2.91	0.57
Class R4
Actual	1,000.00	1,049.20	1.65	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R5
Actual	1,000.00	1,050.20	0.88	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17
Class R6
Actual	1,000.00	1,051.10	0.36	0.07
Hypothetical	1,000.00	1,024.85	0.36	0.07

JPMorgan SmartRetirement® Blend 2060 Fund
Class I
Actual	1,000.00	1,049.70	1.70	0.33
Hypothetical	1,000.00	1,023.54	1.68	0.33
Class R2
Actual	1,000.00	1,047.10	4.23	0.82
Hypothetical	1,000.00	1,021.07	4.18	0.82
Class R3
Actual	1,000.00	1,048.30	2.99	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58
Class R4
Actual	1,000.00	1,049.40	1.65	0.32
Hypothetical	1,000.00	1,023.59	1.63	0.32
Class R5
Actual	1,000.00	1,050.50	0.88	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	169

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement® Blend 2060 Fund (continued)
Class R6
Actual	$1,000.00	$1,051.00	$0.36	0.07%
Hypothetical	1,000.00	1,024.85	0.36	0.07

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

170	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in June and August 2021, at which the Trustees considered the continuation of the investment advisory agreement for each Fund whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). In accordance with SEC guidance, due to the COVID-19 pandemic, the meetings were conducted through video conference. At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information concerning the Funds and the other J.P. Morgan Funds overseen by the Board in which each Fund may invest (the “Underlying Funds”). Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not parties to an Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to an Advisory Agreement or any of their affiliates, approved the continuation of each Advisory Agreement on August 11, 2021.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds and Underlying Funds received from the Adviser. This information includes the Funds’ and Underlying Funds’ performance as compared to the performance of the Funds’ and Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Funds’ and Underlying Funds’ performance. In addition, at each of their regular meetings throughout the year, the Trustees considered reports on the performance of certain J.P. Morgan Funds provided by an independent investment consulting firm (“independent consultant”). In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Funds and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”). The Trustees’ independent consultant also provided additional quantitative and statistical analyses of certain Funds and/or Underlying Funds, including risk and performance return assessment as compared to the Funds’ and/or

Underlying Funds’ objectives, benchmarks, and peers. Before voting on the Advisory Agreements, the Trustees reviewed the Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the Advisory Agreements. The Trustees also discussed the Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement is provided below. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees considered information provided with respect to the Funds and Underlying Funds throughout the year, including additional reporting and information provided in connection with the COVID-19 pandemic, as well as materials furnished specifically in connection with the annual review process. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions.

After considering and weighing the factors and information they had received, the Trustees found that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable under the circumstances and determined that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of services provided to each Fund under the applicable Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s success in continuing to provide services to the Funds and their shareholders throughout this period. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	171

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administration services provided by the Adviser in its role as administrator.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the Funds and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds and Underlying Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund and Underlying Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to each Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Funds and Underlying Funds. The Trustees reviewed and discussed this information. The Trustees recognized that this information is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, and taking into consideration the factors noted above, the Trustees concluded that the profitability to the Adviser under each Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and the Adviser earn fees from the Funds and/or Underlying Funds for providing shareholder and administration services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for each Fund and/or Underlying Funds.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including the benefits received by the Adviser and its affiliates in connection with each Fund’s investments in the Underlying Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser, as well as the Adviser’s use of affiliates to provide other services and the benefits to such affiliates of doing so.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted certain Funds with contractual expense limitations and fee waivers (“Fee Caps”), which allow a Fund’s shareholders to share potential economies of scale from a Fund’s inception, prior to reaching scale. The Trustees also noted that other Funds which had achieved scale as asset levels had increased, no longer had Fee Caps in place for some or all of their share classes, but shared economies of scale through lower average expenses. The Trustees noted that the fees remain satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Funds, including the Adviser’s and/or JPMDS’s investments in trading systems,

172	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including any Fee Caps the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels, was reasonable. The Trustees concluded that, for Funds with Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and, for Funds that achieved scale and no longer had Fee Caps in place for some or all of their share classes, the relevant Fund’s shareholders benefited from lower average expenses resulting from increased assets. The Trustees also concluded that all Funds benefited from the Adviser’s reinvestment in its operations to serve the Funds and their shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the fee structure and the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Funds in a report prepared by Broadridge. The Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Broadridge investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-, three- and five-year periods. The Trustees reviewed a description of Broadridge’s methodology for selecting mutual funds in each Fund’s Universe and Peer Group and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Group did not meet a predetermined minimum. The Broadridge materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared for certain Funds by the Trustees’ independent consultant. The special analysis includes a multi-factor quantitative scoring system for summarizing a Fund’s historical investment performance. The approach relies on multiple metrics, incorporates several time periods, adjusts for risk and considers how a fund’s customized peer group (as selected by the independent consultant) has performed. The Trustees also engaged with the Adviser to consider what steps might be taken to improve performance, as applicable. The Broadridge performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s performance for Class I shares was in the third quintile based upon the Peer Group for the one-year period ended December 31, 2020, and in the third, third and second quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the third, second and second quintiles based upon the Universe for one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s performance for Class I and Class R6 shares was in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances. The Trustees requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the members of the Board’s money market and alternative products committee at each of its regularly scheduled meetings over the course of the next year.

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	173

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Trustees noted that the SmartRetirement Blend 2025 Fund’s performance for Class I shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the fourth, fourth and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s performance for Class I shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the fourth, fourth and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s performance for Class I shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the fifth, fourth and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s performance for Class I shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in the fourth, fourth and third quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s performance for Class I shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the fifth, fourth and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s performance for Class I shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees noted that the performance for Class R6 shares was in in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s performance for Class I shares was in the fourth and third quintiles based upon the Peer Group for the one- and three-year periods ended December 31, 2020, respectively, and in the fifth, fifth and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fourth quintile based upon the Universe for each of the one-, three- and five-year periods

174	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

ended December 31, 2020. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

The Trustees noted that the SmartRetirement Blend 2060 Fund’s performance for Class I shares was in the fourth quintile based upon the Peer Group for the one-year period ended December 31, 2020, and in the fifth and fourth quintiles based upon the Universe for the one-and three-year periods ended December 31, 2020, respectively. The Trustees noted that the performance for Class R6 shares was in the fifth and fourth quintiles based upon the Universe for the one- and three-year periods ended December 31, 2020, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was satisfactory under the circumstances.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate paid by each Fund to the Adviser and compared the combined rate to the information prepared by Broadridge concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund and noted that Universe and Peer Group rankings were not calculated if the number of funds in the Universe and/or Peer Groups did not meet a predetermined minimum. For each Fund that had a Fee Cap in place, the Trustees considered the net advisory fee rate and net expense ratio for each share class, as applicable, taking into account any waivers and/or reimbursements. The Trustees also considered any proposed changes to a Fee Cap, and, where deemed appropriate by the Trustees, additional waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Blend Income Fund’s net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expense for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2020 Fund’s net advisory fee for Class I shares was in the first quintile based upon the Universe, and that the actual total expenses for Class I shares were in the second quintile based upon the Universe. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon both the Peer Group and Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2025 Fund’s net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in first and the second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 Shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2030 Fund’s net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon the Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2035 Fund’s net advisory fee was in the first quintile based upon

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	175

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2040 Fund’s net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class RR6 shares was in the third quintile based upon the Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2045 Fund’s net advisory fee for Class I shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class R6 shares was in the third quintile based upon the Universe, and that the actual total expenses for Class R6 shares were in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2050 Fund’s net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2055 Fund’s net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

The Trustees noted that the SmartRetirement Blend 2060 Fund’s net advisory fee for Class I shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee and actual total expenses for Class R6 shares were both in the first quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was satisfactory in light of the services provided to the Fund and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreement of the Underlying Funds in which the Fund invests.

176	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	DECEMBER 31, 2021

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a special meeting of shareholders on October 27, 2021, for the purpose of considering and voting upon the election of Trustees, which meeting was adjourned to November 23, 2021 to allow shareholders to vote on the proposal.

When the special meeting reconvened on November 23, 2021, Trustees were elected by the shareholders of all of the series of the Trust, including the Funds.

The results of the voting were as follows:

Votes Received (Amounts in thousands)
Independent Nominee

John F. Finn
In Favor	218,161,076
Withheld	3,798,560

Steven P. Fisher
In Favor	219,683,469
Withheld	2,276,167

Gary L. French
In Favor	219,573,994
Withheld	2,385,642

Kathleen M. Gallagher
In Favor	219,614,901
Withheld	2,344,735

Robert J. Grassi
In Favor	219,652,125
Withheld	2,307,510

Frankie D. Hughes
In Favor	219,173,958
Withheld	2,785,677

Raymond Kanner
In Favor	219,638,172
Withheld	2,321,463

Thomas P. Lemke
In Favor	219,600,003
Withheld	2,359,633

Votes Received (Amounts in thousands)
Lawrence R. Maffia
In Favor	219,558,283
Withheld	2,401,353

Mary E. Martinez
In Favor	219,188,002
Withheld	2,771,634

Marilyn McCoy
In Favor	218,775,511
Withheld	3,184,125

Dr. Robert A. Oden, Jr.
In Favor	218,109,306
Withheld	3,850,330

Marian U. Pardo
In Favor	219,504,107
Withheld	2,445,528

Emily A. Youssouf
In Favor	219,549,573
Withheld	2,410,062

Interested Nominee
Robert F. Deutsch
In Favor	219,143,836
Withheld	2,815,799

Nina O. Shenker
In Favor	219,183,139
Withheld	2,776,497

DECEMBER 31, 2021	JPMORGAN SMARTRETIREMENT® BLEND FUNDS	177

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. December 2021.	SAN-SRB-1221

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6.	INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
March 3, 2022

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
March 3, 2022